UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212)576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

MainStay Epoch U.S. All Cap Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.54 11.68%	–6.46 –1.02%	–0.76 0.37%	2.39 2.97%	1.58 1.58%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.79 11.95	–6.08 –0.61	–0.42 0.71	2.56 3.15	1.15 1.15
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6.29 11.29	–6.48 –1.78	–0.76 –0.40	2.19 2.19	2.33 2.33
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	10.27 11.27	–2.72 –1.78	–0.40 –0.40	2.20 2.20	2.33 2.33
Class I Shares	No Sales Charge		12.13	–0.33	1.05	3.55	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 3000® Index[5]	12.74%	3.40%	1.25%	5.17%
Average Lipper Multi-Cap Core Fund[6]	10.57	–0.88	0.28	4.80

5.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. All Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. All Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,116.80	$8.32	$1,017.00	$7.92

Class A Shares	$1,000.00	$1,119.50	$6.06	$1,019.10	$5.77

Class B Shares	$1,000.00	$1,112.90	$12.19	$1,013.30	$11.61

Class C Shares	$1,000.00	$1,112.70	$12.19	$1,013.30	$11.61

Class I Shares	$1,000.00	$1,121.30	$4.75	$1,020.40	$4.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.58% for Investor Class, 1.15% for Class A, 2.32% for Class B and Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2012 (Unaudited)

Health Care Providers & Services	7.7%
Oil, Gas & Consumable Fuels	6.9
Software	6.8
Chemicals	5.1
Pharmaceuticals	4.7
Capital Markets	4.5
Machinery	4.5
Aerospace & Defense	4.0
Computers & Peripherals	3.9
Specialty Retail	3.9
Media	3.8
IT Services	3.1
Multi-Utilities	2.9
Energy Equipment & Services	2.8
Consumer Finance	2.6
Insurance	2.5
Distributors	2.3
Auto Components	2.0

Food Products	2.0%
Hotels, Restaurants & Leisure	2.0
Semiconductors & Semiconductor Equipment	2.0
Diversified Telecommunication Services	1.9
Internet Software & Services	1.9
Life Sciences Tools & Services	1.7
Diversified Financial Services	1.5
Building Products	1.3
Commercial Banks	1.2
Electronic Equipment & Instruments	1.2
Containers & Packaging	1.1
Road & Rail	1.1
Beverages	1.0
Real Estate Investment Trusts	1.0
Short-Term Investment	5.1
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Microsoft Corp.

2.	Abbott Laboratories

3.	Comcast Corp. Class A

4.	Praxair, Inc.

5.	ExxonMobil Corp.
6.	TJX Cos., Inc.

7.	Apple, Inc.

8.	Genuine Parts Co.

9.	Laboratory Corp. of America Holdings

10.	American Express Co.

8	MainStay Epoch U.S. All Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. All Cap Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Epoch U.S. All Cap Fund returned 11.68% for Investor Class shares, 11.95% for Class A shares, 11.29% for Class B shares and 11.27% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 12.13%. All share classes outperformed the 10.57% return of the average Lipper1 multi-cap core fund for the same period. All share classes underperformed the 12.74% return of the Russell 3000® Index2 for the six months ended April 30, 2012. The Russell 3000® Index is the Fund’s broad-based securities market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was affected by the U.S. stock market’s sharp rise after hitting a low point in early October 2011. Such rebounds are often characterized by an increase in price-to-earnings ratios and rebounds in the weakest com-panies. While the Fund participated in the rally and provided strong absolute returns during the reporting period, its focus on quality companies did not keep pace with the broader market in this environment. The Fund’s cash position was also a drag on the Fund’s relative results in a fast-rising market.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest sector contributions to the Fund’s performance relative to the Russell 3000® Index came from the industrials, energy and consumer discretionary sectors. (Contributions take weightings and total returns into account.) In the industrials and energy sectors, the contributions were almost entirely due to stock selection. Within the consumer discretionary sector, the majority of the contribution came from stock selection; the Fund’s greater-than-benchmark exposure to the sector also helped.

During the reporting period, the information technology and financials sectors detracted from the Fund’s performance relative to the Russell 3000® Index. In both cases, the effects were primarily due to stock selection, although the Fund’s less-than-benchmark exposure to these sectors also hurt performance. The telecommunication services sector also detracted marginally from relative performance.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Retailer TJX, electronic payments company Visa and consumer electronics and entertainment company Apple made the strongest contributions to the Fund’s performance on an absolute basis. Shares of TJX rose steadily during the reporting period on strong sales. Visa saw rising transaction volumes. Apple reported exceptionally strong quarterly results and, in a move long awaited by investors, announced that it would begin paying a dividend and buying back shares of the company’s stock.

During the reporting period, online video game creator Electronic Arts, software provider Oracle and casino game systems maker International Game Technology were the most substantial detractors from the Fund’s absolute performance, each generating negative returns. Electronic Arts underwent a restructur- ing to focus on fewer products with better quality. Its stock has lagged during this process. We believe that Electronic Arts has a strong pipeline of subscription-based, multiplayer games that should reinvigorate growth. Oracle reported earnings in December 2011 that fell short of expectations. International Game Technology shares were weak as a slower economy and stretched balance sheets negatively affected purchasing decisions from casinos in the short term. We believe, however, that worldwide growth opportunities and a new server-based gaming product cycle will overcome sluggish U.S. demand over the next 12 months. International Game Technology has also instituted a large stock repurchase plan.

Did the Fund make any significant purchases or sales during the reporting period?

Among the stocks the Fund purchased during the reporting period were office supply company Staples, insurance and reinsurance broker Marsh & McLennan and containerboard company Rock-Tenn. While the U.S. employment outlook remains muted, we continue to believe that Staples is well positioned to increase sales when employment improves and to capture market share in the company’s newer initiatives in break-room, copy and technology services. We expect Marsh & McLennan to be helped by higher commission revenues from price increases by primary insurers, acquisitions of small- and mid-sized insurance brokers and advisory services by their Mercer subsidiary in connection with the implementation of health care legislation. We believe that Rock-Tenn should benefit from more resilient pricing following consolidation in the containerboard industry.

Significant sales during the reporting period included recycling and disposal services company Waste Management, paper and

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 3000® Index.

mainstayinvestments.com	9

packaging company International Paper and oil services company Dril-Quip. The Fund’s positions in Waste Management and International Paper were sold to make way for companies that in our opinion offered a better tradeoff between risk and return. The Fund’s position in Dril-Quip was sold as it reached its price target.

How did the Fund’s sector weightings change during the reporting period?

The Fund is managed from the bottom up, with decisions on individual companies ultimately determining sector weights. During the reporting period, we added to the Fund’s exposure to the consumer staples and utilities sectors. Even after these increases, however, the Fund remained underweight in these sectors relative to the Russell 3000® Index. We reduced the Fund’s overweight position in the consumer discretionary sector and moved from an overweight to an underweight position relative to the benchmark in information technology.

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the Fund’s most substantially underweight sector position relative to the Russell 3000® Index was in consumer staples, as many companies in this sector have struggled with higher costs for raw materials. The Fund was also underweight compared to the benchmark in financials. We believe that banks, in particular, are unlikely to return to their former levels of profitability. As of the same date, the Fund’s largest overweight sector relative to the Russell 3000® Index was the health care sector, where we believe that a subset of companies stands to benefit from new regulations and increased participation in health care coverage. As of April 30, 2012, the Fund also had a larger-than-benchmark position in the consumer discretionary sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. All Cap Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 94.9%†
Aerospace & Defense 4.0%
Boeing Co. (The)	134,350	$10,318,079
Rockwell Collins, Inc.	119,300	6,667,677
United Technologies Corp.	64,250	5,245,370

		22,231,126

Auto Components 2.0%
Dana Holding Corp.	364,400	5,327,528
Visteon Corp. (a)	119,300	5,985,281

		11,312,809

Beverages 1.0%
PepsiCo., Inc.	82,700	5,458,200

Building Products 1.3%
Masco Corp.	554,800	7,312,264

Capital Markets 4.5%
Ameriprise Financial, Inc.	156,900	8,505,549
BlackRock, Inc.	43,090	8,255,182
TD Ameritrade Holding Corp.	426,350	8,011,117

		24,771,848

Chemicals 5.1%
E.I. du Pont de Nemours & Co.	156,650	8,374,509
Ecolab, Inc.	91,672	5,838,590
♦Praxair, Inc.	119,900	13,872,430

		28,085,529

Commercial Banks 1.2%
CIT Group, Inc. (a)	172,850	6,542,373

Computers & Peripherals 3.9%
♦Apple, Inc. (a)	23,065	13,475,496
Dell, Inc. (a)	484,700	7,934,539

		21,410,035

Consumer Finance 2.6%
♦American Express Co.	203,350	12,243,703
Capital One Financial Corp.	35,935	1,993,674

		14,237,377

Containers & Packaging 1.1%
Rock-Tenn Co. Class A	99,700	6,214,301

Distributors 2.3%
♦Genuine Parts Co.	194,200	12,580,276

Diversified Financial Services 1.5%
NYSE Euronext	320,600	8,255,450

	Shares	Value

Diversified Telecommunication Services 1.9%
CenturyLink, Inc.	264,950	$10,216,472

Electronic Equipment & Instruments 1.2%
Corning, Inc.	454,360	6,520,066

Energy Equipment & Services 2.8%
Cameron International Corp. (a)	147,333	7,550,816
National-Oilwell Varco, Inc.	103,305	7,826,387

		15,377,203

Food Products 2.0%
Corn Products International, Inc.	189,450	10,810,017

Health Care Providers & Services 7.7%
Aetna, Inc.	225,450	9,928,818
DaVita, Inc. (a)	107,300	9,504,634
♦Laboratory Corp. of America Holdings (a)	139,700	12,278,233
UnitedHealth Group, Inc.	190,000	10,668,500

		42,380,185

Hotels, Restaurants & Leisure 2.0%
Darden Restaurants, Inc.	104,650	5,240,872
International Game Technology	374,700	5,837,826

		11,078,698

Insurance 2.5%
Marsh & McLennan Cos., Inc.	210,250	7,032,863
MetLife, Inc.	180,516	6,503,991

		13,536,854

Internet Software & Services 1.9%
Yahoo!, Inc. (a)	659,000	10,240,860

IT Services 3.1%
Fidelity National Information Services, Inc.	166,400	5,602,688
Visa, Inc. Class A	93,400	11,486,332

		17,089,020

Life Sciences Tools & Services 1.7%
Thermo Fisher Scientific, Inc.	167,350	9,313,027

Machinery 4.5%
Deere & Co.	79,864	6,577,599
Ingersoll-Rand PLC	233,100	9,911,412
Wabtec Corp.	107,682	8,375,506

		24,864,517

Media 3.8%
♦Comcast Corp. Class A	466,500	13,915,695

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Media (continued)
Time Warner, Inc.	183,750	$6,883,275

		20,798,970

Multi-Utilities 2.9%
Vectren Corp.	185,250	5,455,612
Wisconsin Energy Corp.	289,700	10,672,548

		16,128,160

Oil, Gas & Consumable Fuels 6.9%
ConocoPhillips	85,000	6,088,550
Devon Energy Corp.	154,200	10,770,870
♦ExxonMobil Corp.	158,400	13,676,256
Occidental Petroleum Corp.	81,757	7,457,874

		37,993,550

Pharmaceuticals 4.7%
♦Abbott Laboratories	239,000	14,832,340
Endo Pharmaceuticals Holdings, Inc. (a)	316,400	11,118,296

		25,950,636

Real Estate Investment Trusts 1.0%
Ventas, Inc.	90,150	5,299,919

Road & Rail 1.1%
Con-way, Inc.	180,850	5,877,625

Semiconductors & Semiconductor Equipment 2.0%
Texas Instruments, Inc.	339,848	10,854,745

Software 6.8%
Electronic Arts, Inc. (a)	318,650	4,900,837
♦Microsoft Corp.	674,700	21,603,894
Oracle Corp.	365,350	10,737,636

		37,242,367

Specialty Retail 3.9%
Staples, Inc.	509,450	7,845,530
♦TJX Cos., Inc.	323,250	13,482,757

		21,328,287

Total Common Stocks (Cost $440,678,578)		521,312,766

	Principal Amount	Value

Short-Term Investment 5.1%
Repurchase Agreement 5.1%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $28,284,069 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/15/21 with a Principal Amount of $28,295,000 and a Market Value of $28,850,855)	$28,284,062	$28,284,062

Total Short-Term Investment (Cost $28,284,062)		28,284,062

Total Investments (Cost $468,962,640) (b)	100.0%	549,596,828
Other Assets, Less Liabilities	(0.0)‡	(108,148)
Net Assets	100.0%	$549,488,680

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of April 30, 2012, cost is $469,904,931 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$89,171,091
Gross unrealized depreciation	(9,479,194)

Net unrealized appreciation	$79,691,897

12	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$521,312,766	$—	$—	$521,312,766
Short-Term Investment
Repurchase Agreement	—	28,284,062	—	28,284,062

Total Investments in Securities	$521,312,766	$28,284,062	$—	$549,596,828

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $468,962,640)	$549,596,828
Receivables:
Dividends and interest	451,937
Fund shares sold	83,890
Other assets	42,769

Total assets	550,175,424

Liabilities
Payables:
Manager (See Note 3)	383,309
Fund shares redeemed	170,376
Professional fees	60,436
Shareholder communication	36,862
Transfer agent (See Note 3)	20,846
NYLIFE Distributors (See Note 3)	11,764
Trustees	1,899
Custodian	538
Accrued expenses	714

Total liabilities	686,744

Net assets	$549,488,680

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$22,122
Additional paid-in capital	426,608,262

426,630,384
Undistributed net investment income	1,159,021
Accumulated net realized gain (loss) on investments	41,065,087
Net unrealized appreciation (depreciation) on investments	80,634,188

Net assets	$549,488,680

Investor Class
Net assets applicable to outstanding shares	$8,056,564

Shares of beneficial interest outstanding	346,766

Net asset value per share outstanding	$23.23
Maximum sales charge (5.50% of offering price)	1.35

Maximum offering price per share outstanding	$24.58

Class A
Net assets applicable to outstanding shares	$13,132,511

Shares of beneficial interest outstanding	559,728

Net asset value per share outstanding	$23.46
Maximum sales charge (5.50% of offering price)	1.37

Maximum offering price per share outstanding	$24.83

Class B
Net assets applicable to outstanding shares	$5,975,028

Shares of beneficial interest outstanding	275,471

Net asset value and offering price per share outstanding	$21.69

Class C
Net assets applicable to outstanding shares	$3,014,151

Shares of beneficial interest outstanding	138,848

Net asset value and offering price per share outstanding	$21.71

Class I
Net assets applicable to outstanding shares	$519,310,426

Shares of beneficial interest outstanding	20,800,860

Net asset value and offering price per share outstanding	$24.97

14	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$5,402,894
Interest	1,316

Total income	5,404,210

Expenses
Manager (See Note 3)	2,471,875
Distribution/Service—Investor Class (See Note 3)	9,717
Distribution/Service—Class A (See Note 3)	14,678
Distribution/Service—Class B (See Note 3)	29,693
Distribution/Service—Class C (See Note 3)	17,079
Transfer agent (See Note 3)	59,549
Professional fees	44,904
Registration	34,089
Shareholder communication	22,338
Trustees	8,726
Custodian	5,778
Miscellaneous	16,378

Total expenses	2,734,804

Net investment income (loss)	2,669,406

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	42,007,567
Net change in unrealized appreciation (depreciation) on investments	24,107,038

Net realized and unrealized gain (loss) on investments	66,114,605

Net increase (decrease) in net assets resulting from operations	$68,784,011

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,669,406	$3,311,532
Net realized gain (loss) on investments	42,007,567	27,132,719
Net change in unrealized appreciation (depreciation) on investments	24,107,038	(2,086,729)

Net increase (decrease) in net assets resulting from operations	68,784,011	28,357,522

Dividends and distributions to shareholders:
From net investment income:
Class A	(40,944)	(23,610)
Class I	(3,574,059)	(2,706,237)

	(3,615,003)	(2,729,847)

From net realized gain on investments:
Investor Class	(309,758)	—
Class A	(421,881)	—
Class B	(255,910)	—
Class C	(155,828)	—
Class I	(22,061,882)	—

	(23,205,259)	—

Total dividends and distributions to shareholders	(26,820,262)	(2,729,847)

Capital share transactions:
Net proceeds from sale of shares	31,082,368	189,784,981
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	26,262,523	2,664,958
Cost of shares redeemed	(162,106,754)	(143,361,528)

Increase (decrease) in net assets derived from capital share transactions	(104,761,863)	49,088,411

Net increase (decrease) in net assets	(62,798,114)	74,716,086

Net Assets
Beginning of period	612,286,794	537,570,708

End of period	$549,488,680	$612,286,794

Undistributed net investment income at end of period	$1,159,021	$2,104,618

16	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2012*		2011	2010	2009		2008
Net asset value at beginning of period	$21.68		$20.74	$17.66	$15.40		$23.34

Net investment income (loss) (a)	0.03		(0.03)	(0.01)	(0.05)		(0.13)
Net realized and unrealized gain (loss) on investments	2.41		0.97	3.11	2.31		(7.81)

Total from investment operations	2.44		0.94	3.10	2.26		(7.94)

Less dividends and distributions:
From net investment income	—		—	(0.02)	—		—
From net realized gain on investments	(0.89)		—	—	—		—

Total dividends and distributions	(0.89)		—	(0.02)	—		—

Net asset value at end of period	$23.23		$21.68	$20.74	$17.66		$15.40

Total investment return (b)	11.68	%(c)	4.53%	17.56%	14.68	% (d)	(34.02	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26	%††	(0.12%)	(0.04%)	(0.29%)		(0.88	%)††
Net expenses	1.58	%††	1.58%	1.69%	1.67%		1.64	% ††
Expenses (before waiver/reimbursement)	1.58	%††	1.58%	1.69%	1.96%		1.66	% ††
Portfolio turnover rate	16%		42%	41%	135%		56%
Net assets at end of period (in 000’s)	$8,057		$7,659	$7,238	$6,384		$5,460

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008	2007
Net asset value at beginning of period	$21.92		$20.93	$17.76	$15.42		$28.85	$23.86

Net investment income (loss) (a)	0.07		0.07	0.09	0.02		(0.14)	(0.21)
Net realized and unrealized gain (loss) on investments	2.45		0.97	3.13	2.32		(11.05)	5.20

Total from investment operations	2.52		1.04	3.22	2.34		(11.19)	4.99

Less dividends and distributions:
From net investment income	(0.09)		(0.05)	(0.05)	—		—	—
From net realized gain on investments	(0.89)		—	—	—		(2.24)	—

Total dividends and distributions	(0.98)		(0.05)	(0.05)	—		(2.24)	—

Net asset value at end of period	$23.46		$21.92	$20.93	$17.76		$15.42	$28.85

Total investment return (b)	11.95	%(c)	4.96%	18.15%	15.18	%(d)	(41.88%)	20.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66	%††	0.30%	0.48%	0.13%		(0.59%)	(0.79%)
Net expenses	1.15	%††	1.15%	1.19%	1.26%		1.39%	1.55%
Expenses (before waiver/reimbursement)	1.15	%††	1.15%	1.19%	1.34%		1.40%	1.53	% (e)
Portfolio turnover rate	16%		42%	41%	135%		56%	37%
Net assets at end of period (in 000’s)	$13,133		$10,466	$9,749	$14,006		$12,771	$32,894

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.

18	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008	2007
Net asset value at beginning of period	$20.37		$19.63	$16.84	$14.80		$28.03	$23.36

Net investment income (loss) (a)	(0.05)		(0.18)	(0.14)	(0.15)		(0.34)	(0.39)
Net realized and unrealized gain (loss) on investments	2.26		0.92	2.95	2.19		(10.65)	5.06

Total from investment operations	2.21		0.74	2.81	2.04		(10.99)	4.67

Less dividends and distributions:
From net investment income	—		—	(0.02)	—		—	—
From net realized gain on investments	(0.89)		—	—	—		(2.24)	—

Total dividends and distributions	(0.89)		—	(0.02)	—		(2.24)	—

Net asset value at end of period	$21.69		$20.37	$19.63	$16.84		$14.80	$28.03

Total investment return (b)	11.29	% (c)	3.77%	16.69%	13.78	% (d)	(42.43%)	19.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.48	%)††	(0.86%)	(0.77%)	(1.04%)		(1.55%)	(1.54%)
Net expenses	2.32	% ††	2.33%	2.44%	2.42%		2.34%	2.30%
Expenses (before waiver/reimbursement)	2.32	% ††	2.33%	2.44%	2.71%		2.35%	2.28	% (e)
Portfolio turnover rate	16%		42%	41%	135%		56%	37%
Net assets at end of period (in 000’s)	$5,975		$5,978	$6,362	$6,383		$6,191	$11,925

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008	2007
Net asset value at beginning of period	$20.39		$19.65	$16.86	$14.82		$28.06	$23.38

Net investment income (loss) (a)	(0.05)		(0.18)	(0.14)	(0.15)		(0.34)	(0.39)
Net realized and unrealized gain (loss) on investments	2.26		0.92	2.95	2.19		(10.66)	5.07

Total from investment operations	2.21		0.74	2.81	2.04		(11.00)	4.68

Less dividends and distributions:
From net investment income	—		—	(0.02)	—		—	—
From net realized gain on investments	(0.89)		—	—	—		(2.24)	—

Total dividends and distributions	(0.89)		—	(0.02)	—		(2.24)	—

Net asset value at end of period	$21.71		$20.39	$19.65	$16.86		$14.82	$28.06

Total investment return (b)	11.27	% (c)	3.77%	16.67%	13.77	% (d)	(42.42%)	20.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.47	%)††	(0.86%)	(0.79%)	(1.03%)		(1.55%)	(1.55%)
Net expenses	2.32	% ††	2.33%	2.44%	2.42%		2.34%	2.30%
Expenses (before waiver/reimbursement)	2.32	% ††	2.33%	2.44%	2.71%		2.35%	2.28	% (e)
Portfolio turnover rate	16%		42%	41%	135%		56%	37%
Net assets at end of period (in 000’s)	$3,014		$3,498	$3,959	$3,514		$4,004	$7,396

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	Due to expense cap structure change, Class A, B and C were able to recoup expenses during year ended October 31, 2007.

20	MainStay Epoch U.S. All Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009		2008	2007
Net asset value at beginning of period	$23.29		$22.24	$18.87	$16.33		$30.28	$24.90

Net investment income (loss) (a)	0.11		0.13	0.13	0.07		(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	2.60		1.03	3.34	2.47		(11.68)	5.43

Total from investment operations	2.71		1.16	3.47	2.54		(11.71)	5.38

Less dividends and distributions:
From net investment income	(0.14)		(0.11)	(0.10)	—		—	—
From net realized gain on investments	(0.89)		—	—	—		(2.24)	—

Total dividends and distributions	(1.03)		(0.11)	(0.10)	—		(2.24)	—

Net asset value at end of period	$24.97		$23.29	$22.24	$18.87		$16.33	$30.28

Total investment return (b)	12.13	%(c)	5.20%	18.42%	15.55	%(d)	(41.60%)	21.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95	%††	0.55%	0.62%	0.42%		(0.14%)	(0.18%)
Net expenses	0.90	%††	0.90%	0.94%	0.95%		0.93%	0.93%
Expenses (before waiver/reimbursement)	0.90	%††	0.90%	0.94%	1.09%		0.97%	0.95%
Portfolio turnover rate	16%		42%	41%	135%		56%	37%
Net assets at end of period (in 000’s)	$519,310		$584,686	$510,263	$195,303		$157,222	$297,744

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. All Cap Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Epoch U.S. All Cap Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has estab-

lished a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each

22	MainStay Epoch U.S. All Cap Fund

security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal

Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% up to $500 million; 0.825% from $500 million to $1 billion; and 0.80% in excess of $1 billion. The effective management fee rate was 0.85% for the six-month period ended April 30, 2012.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $2,471,875.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service

24	MainStay Epoch U.S. All Cap Fund

activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,316 and $3,909, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $62, $4,104 and $53, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$16,813
Class A	467
Class B	12,845
Class C	7,382
Class I	22,042

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$2,719	0.0	%‡
Class C	1,303	0.0	‡
Class I	144,193,085	27.8

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund utilized $4,614,438 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$2,729,847

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $91,758 and $222,150, respectively.

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	28,645	$650,027
Shares issued to shareholders in reinvestment of distributions	14,664	308,737
Shares redeemed	(31,478)	(701,687)

Net increase (decrease) in shares outstanding before conversion	11,831	257,077
Shares converted into Investor Class (See Note 1)	14,427	319,999
Shares converted from Investor Class (See Note 1)	(32,748)	(734,733)

Net increase (decrease)	(6,490)	$(157,657)

Year ended October 31, 2011:
Shares sold	77,529	$1,767,535
Shares redeemed	(88,573)	(1,964,703)

Net increase (decrease) in shares outstanding before conversion	(11,044)	(197,168)
Shares converted into Investor Class (See Note 1)	40,104	839,089
Shares converted from Investor Class (See Note 1)	(24,813)	(558,910)

Net increase (decrease)	4,247	$83,011

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	86,315	$1,915,721
Shares issued to shareholders in reinvestment of dividends and distributions	19,783	419,789
Shares redeemed	(59,247)	(1,333,873)

Net increase (decrease) in shares outstanding before conversion	46,851	1,001,637
Shares converted into Class A (See Note 1)	35,835	813,087
Shares converted from Class A (See Note 1)	(376)	(9,018)

Net increase (decrease)	82,310	$1,805,706

Year ended October 31, 2011:
Shares sold	173,291	$3,923,332
Shares issued to shareholders in reinvestment of dividends	960	21,054
Shares redeemed	(167,603)	(3,744,483)

Net increase (decrease) in shares outstanding before conversion	6,648	199,903
Shares converted into Class A (See Note 1)	31,244	707,923
Shares converted from Class A (See Note 1)	(26,287)	(537,503)

Net increase (decrease)	11,605	$370,323

Class B	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	23,641	$490,560
Shares issued to shareholders in reinvestment of dividends and distributions	12,419	244,612
Shares redeemed	(35,430)	(731,642)

Net increase (decrease) in shares outstanding before conversion	630	3,530
Shares converted from Class B (See Note 1)	(18,637)	(389,335)

Net increase (decrease)	(18,007)	$(385,805)

Year ended October 31, 2011:
Shares sold	53,190	$1,138,594
Shares redeemed	(62,313)	(1,292,735)

Net increase (decrease) in shares outstanding before conversion	(9,123)	(154,141)
Shares converted from Class B (See Note 1)	(21,433)	(450,599)

Net increase (decrease)	(30,556)	$(604,740)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	26,116	$542,271
Shares issued to shareholders in reinvestment of distributions	7,313	144,288
Shares redeemed	(66,151)	(1,393,649)

Net increase (decrease)	(32,722)	$(707,090)

Year ended October 31, 2011:
Shares sold	20,485	$435,067
Shares redeemed	(50,406)	(1,044,513)

Net increase (decrease)	(29,921)	$(609,446)

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,160,376	$27,483,789
Shares issued to shareholders in reinvestment of dividends and distributions	1,114,588	25,145,097
Shares redeemed	(6,573,481)	(157,945,903)

Net increase (decrease)	(4,298,517)	$(105,317,017)

Year ended October 31, 2011:
Shares sold	7,703,901	$182,520,453
Shares issued to shareholders in reinvestment of dividends	113,716	2,643,904
Shares redeemed	(5,663,162)	(135,315,094)

Net increase (decrease)	2,154,455	$49,849,263

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay Epoch U.S. All Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. All Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

28	MainStay Epoch U.S. All Cap Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Epoch U.S. All Cap Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26491 MS119-12	MSEUAC10-06/12

NL0A1

MainStay Epoch U.S. Equity Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Since Inception of Class (12/3/08)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.49 11.63%	–5.55 –0.05%	14.83 16.75%	1.36 1.36%
Class	Sales Charge		Six Months	One Year	Since Inception of Class (2/3/09)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.51 11.65%	–5.45 0.05%	14.86 16.88%	1.25 1.25%
Class	Sales Charge		Six Months	One Year	Since Inception of Class (12/3/08)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	10.23 11.23%	–1.67 –0.73%	15.95 15.95%	2.10 2.10%
Class	Sales Charge		Six Months	One Year	Since Inception of Class (12/3/08)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		11.76%	0.28%	17.14%	1.00%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 3, 2008 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares might have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 3, 2008

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Since Inception of the Fund
Russell 1000® Index[5]	12.89%	4.11%	18.39%
Russell 3000® Index[6]	12.74	3.40	18.55
Average Lipper Large-Cap Core Fund[7]	11.62	2.22	17.42

and the Class P shares from February 3, 2009, respectively, of the Epoch U.S. Large Cap Equity Fund (the predecessor to the Fund), through November 15, 2009. The Epoch U.S. Large Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.

5.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Fund has selected the Russell 1000® Index as its broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S.
equity market. The Russell 3000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch U.S. Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch U.S. Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,116.30	$7.05	$1,018.20	$6.72

Class A Shares	$1,000.00	$1,116.50	$6.68	$1,018.50	$6.37

Class C Shares	$1,000.00	$1,112.30	$10.98	$1,014.50	$10.47

Class I Shares	$1,000.00	$1,117.60	$5.37	$1,019.80	$5.12

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.34% for Investor Class, 1.27% for Class A, 2.09% for Class C and 1.02% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2012 (Unaudited)

Health Care Providers & Services	8.2%
Oil, Gas & Consumable Fuels	6.9
Software	6.8
Capital Markets	5.3
Insurance	5.1
Aerospace & Defense	4.6
Chemicals	4.0
Computers & Peripherals	4.0
Specialty Retail	3.9
Media	3.8
IT Services	3.6
Machinery	3.3
Semiconductors & Semiconductor Equipment	2.9
Energy Equipment & Services	2.8
Pharmaceuticals	2.7
Consumer Finance	2.6
Hotels, Restaurants & Leisure	2.3
Multi-Utilities	2.3

Industrial Conglomerates	2.2%
Life Sciences Tools & Services	2.2
Electric Utilities	2.1
Diversified Telecommunication Services	1.9
Real Estate Investment Trusts	1.9
Internet Software & Services	1.8
Distributors	1.3
Diversified Financial Services	1.3
Multiline Retail	1.3
Commercial Banks	1.2
Household Products	1.2
Paper & Forest Products	1.1
Beverages	1.0
Electronic Equipment & Instruments	0.8
Short-Term Investment	3.6
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Microsoft Corp.

2.	Abbott Laboratories

3.	Comcast Corp. Class A

4.	Praxair, Inc.

5.	ExxonMobil Corp.
6.	Boeing Co. (The)

7.	Apple, Inc.

8.	TJX Cos., Inc.

9.	DaVita, Inc.

10.	BlackRock, Inc.

8	MainStay Epoch U.S. Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David Pearl, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch U.S. Equity Fund perform relative to its peers and its benchmark for the six months ended April 30, 2012?

Excluding all sales charges, MainStay Epoch U.S. Equity Fund returned 11.63% for Investor Class shares, 11.65% for Class A shares and 11.23% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 11.76%. Investor Class, Class A and Class I shares outperformed—and Class C shares underperformed—the 11.62% return of the average Lipper1 large-cap core fund for the same period. All share classes underperformed the 12.89% return of the Russell 1000® Index2 for the six months ended April 30, 2012. The Russell 1000® Index is the Fund’s broad-based securities market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was affected by the stock market’s sharp rise after hitting a low point in early October 2011. Such rebounds are often characterized by an increase in price-to-earnings ratios and rebounds in the weakest companies. While the Fund participated in the rally and provided strong absolute returns, its focus on quality companies did not keep pace with the broader market in this environment. Certain information technology stocks also hurt the Fund’s results. The Fund’s cash position was also a drag on relative results in a fast-rising market.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest contributors to the Fund’s performance relative to the Russell 1000® Index were the energy, utilities and consumer discretionary sectors. (Contributions take weightings and total returns into account.) Each of these contributions was primarily due to stock selection. The Fund’s less-than-benchmark exposure to the energy sector also helped.

During the reporting period, the information technology sector detracted most from the Fund’s performance relative to the Russell 1000® Index, followed by the financials sector. Relative to the Index, the contribution from materials stocks was also marginally negative.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Retailer TJX, electronic payments company Visa and consumer electronics and entertainment company Apple made the strongest individual contributions to the Fund’s absolute performance during the reporting period. Shares of TJX steadily rose during the reporting period on strong sales. Visa saw rising transaction volume. Apple reported strong quarterly results and, in a move long awaited by investors, announced that it would begin paying a dividend and buying back shares of its stock.

During the reporting period, online video game creator Electronic Arts, software provider Oracle and casino game systems maker International Game Technology were the greatest detractors from the Fund’s absolute performance, each generating negative returns. Electronic Arts has undergone a restructuring to focus on fewer products with better quality. Its stock has lagged during this process. We believe that Electronic Arts has a strong pipeline of subscription-based, multiplayer games that should reinvigorate growth. Oracle reported earnings in December 2011 that fell short of expectations. International Game Technology shares were weak as a slower economy and stretched balance sheets negatively affected purchasing decisions from casinos in the short term. We believe, however, that worldwide growth opportunities and a new server-based gaming product cycle should overcome sluggish U.S. demand. International Game Technology has also instituted a large stock-purchase plan.

Did the Fund make any significant purchases or sales during the reporting period?

Among the stocks the Fund purchased during the reporting period were banking and payments technology company Fidelity National Information Services, office supply company Staples and insurance and reinsurance broker Marsh & McLennan.

Fidelity National Information Services is a leading provider of processing and payment software and outsourcing to financial services companies, merchants and governments. It also operates the NYCE (New York Currency Exchange) PIN (personal identification number) debit network. Fidelity National Information Services participates in each stage of the electronic payments “bridge,” where we believe transaction volume may continue to grow in the low double-digits in mature markets like the United States and in the high teens in emerging markets such as Brazil.

While the employment outlook remains muted, we continue to believe that Staples is well positioned to grow sales as employ-

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Index.

mainstayinvestments.com	9

ment improves and to gain market share in its initiatives in break-room, copy and technology services.

We expect Marsh & McLennan to be helped by higher commission revenues resulting from price increases by primary insurers, acquisitions of small- and mid-sized insurance brokers, and advisory services provided by the company’s Mercer subsidiary in connection with the implementation of health care legislation.

Significant sales by the Fund during the reporting period included recycling and disposal services company Waste Management and financial services technology company Fiserv. Each was sold to make way for companies that, in our view, provided a better tradeoff between risk and return.

How did the Fund’s sector weightings change during the reporting period?

The Fund is managed from the bottom up, with decisions on individual companies ultimately determining sector weights. During the reporting period, we added to the Fund’s exposure in the consumer staples sector but remained underweight relative to the Russell 1000® Index. We also added to the utilities sector, bringing the Fund from an underweight position to one that was overweight relative to its benchmark. The only other substantial change during the reporting period was a reduction in the Fund’s considerable exposure to the information technology sector.

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the most significant sector weighting variation from the Russell 1000® Index was the Fund’s underweight position in the consumer staples sector, as many of these companies are struggling with higher costs for raw materials. The Fund was also underweight compared to the benchmark in the energy sector. As of April 30, 2012, the Fund’s largest overweight position relative to the Russell 1000® Index was in the financials sector. While we have avoided the banks, believing they will not return to their former levels of profitability, the Fund did hold a number of insurance companies, asset managers and exchanges. As of April 30, 2012, the Fund also had a larger-than-benchmark exposure to the health care sector, where we believe that a subset of companies stands to benefit from new regulations and increased participation in health care coverage.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch U.S. Equity Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 96.4%†
Aerospace & Defense 4.6%
♦Boeing Co. (The)	70,100	$5,383,680
Rockwell Collins, Inc.	45,850	2,562,556
United Technologies Corp.	25,350	2,069,574

		10,015,810

Beverages 1.0%
PepsiCo., Inc.	32,850	2,168,100

Capital Markets 5.3%
Ameriprise Financial, Inc.	58,200	3,155,022
♦BlackRock, Inc.	26,740	5,122,849
TD Ameritrade Holding Corp.	168,500	3,166,115

		11,443,986

Chemicals 4.0%
E.I. du Pont de Nemours & Co.	61,800	3,303,828
♦Praxair, Inc.	47,100	5,449,470

		8,753,298

Commercial Banks 1.2%
CIT Group, Inc. (a)	66,600	2,520,810

Computers & Peripherals 4.0%
♦Apple, Inc. (a)	9,210	5,380,850
Dell, Inc. (a)	195,800	3,205,246

		8,586,096

Consumer Finance 2.6%
American Express Co.	80,250	4,831,853
Capital One Financial Corp.	14,259	791,089

		5,622,942

Distributors 1.3%
Genuine Parts Co.	43,900	2,843,842

Diversified Financial Services 1.3%
NYSE Euronext	104,950	2,702,463

Diversified Telecommunication Services 1.9%
CenturyLink, Inc.	104,810	4,041,474

Electric Utilities 2.1%
Northeast Utilities	121,893	4,482,006

Electronic Equipment & Instruments 0.8%
Corning, Inc.	117,302	1,683,284

	Shares	Value

Energy Equipment & Services 2.8%
Cameron International Corp. (a)	59,670	$3,058,088
National-Oilwell Varco, Inc.	40,798	3,090,856

		6,148,944

Health Care Providers & Services 8.2%
Aetna, Inc.	98,990	4,359,520
♦DaVita, Inc. (a)	58,047	5,141,803
Laboratory Corp. of America Holdings (a)	45,850	4,029,757
UnitedHealth Group, Inc.	76,950	4,320,742

		17,851,822

Hotels, Restaurants & Leisure 2.3%
Darden Restaurants, Inc.	54,000	2,704,320
International Game Technology	147,900	2,304,282

		5,008,602

Household Products 1.2%
Colgate-Palmolive Co.	25,450	2,518,023

Industrial Conglomerates 2.2%
Danaher Corp.	89,200	4,836,424

Insurance 5.1%
Marsh & McLennan Cos., Inc.	82,950	2,774,677
MetLife, Inc.	85,692	3,087,483
Prudential Financial, Inc.	48,753	2,951,507
Travelers Cos., Inc. (The)	32,825	2,111,304

		10,924,971

Internet Software & Services 1.8%
Yahoo!, Inc. (a)	256,000	3,978,240

IT Services 3.6%
Fidelity National Information Services, Inc.	98,250	3,308,077
Visa, Inc. Class A	36,850	4,531,813

		7,839,890

Life Sciences Tools & Services 2.2%
Thermo Fisher Scientific, Inc.	84,900	4,724,685

Machinery 3.3%
Deere & Co.	41,073	3,382,772
Ingersoll-Rand PLC	88,800	3,775,776

		7,158,548

Media 3.8%
♦Comcast Corp. Class A	183,995	5,488,571
Time Warner, Inc.	71,607	2,682,398

		8,170,969

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Multi-Utilities 2.3%
Wisconsin Energy Corp.	132,750	$4,890,510

Multiline Retail 1.3%
Kohl’s Corp.	56,700	2,842,371

Oil, Gas & Consumable Fuels 6.9%
ConocoPhillips	33,600	2,406,768
Devon Energy Corp.	60,200	4,204,970
♦ExxonMobil Corp.	62,500	5,396,250
Occidental Petroleum Corp.	32,165	2,934,091

		14,942,079

Paper & Forest Products 1.1%
International Paper Co.	71,850	2,393,324

Pharmaceuticals 2.7%
♦Abbott Laboratories	94,050	5,836,743

Real Estate Investment Trusts 1.9%
Ventas, Inc.	71,250	4,188,788

Semiconductors & Semiconductor Equipment 2.9%
Applied Materials, Inc.	159,350	1,910,606
Texas Instruments, Inc.	136,350	4,355,019

		6,265,625

Software 6.8%
Electronic Arts, Inc. (a)	122,500	1,884,050
♦Microsoft Corp.	255,000	8,165,100
Oracle Corp.	161,850	4,756,771

		14,805,921

Specialty Retail 3.9%
Staples, Inc.	198,600	3,058,440
♦TJX Cos., Inc.	128,378	5,354,646

		8,413,086

Total Common Stocks (Cost $181,420,030)		208,603,676

	Principal Amount	Value

Short-Term Investment 3.6%
Repurchase Agreement 3.6%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $7,861,931 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 04/30/17, with a Principal Amount of $7,215,000 and a Market Value of $8,022,178	$7,861,929	$7,861,929

Total Short-Term Investment (Cost $7,861,929)		7,861,929

Total Investments (Cost $189,281,959) (b)	100.0%	216,465,605
Other Assets, Less Liabilities	0.0 ‡	33,471
Net Assets	100.0%	$216,499,076

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of April 30, 2012, cost is $190,665,616 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$29,708,222
Gross unrealized depreciation	(3,908,233)

Net unrealized appreciation	$25,799,989

12	MainStay Epoch U.S. Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$208,603,676	$—	$—	$208,603,676
Short-Term Investment
Repurchase Agreement	—	7,861,929	—	7,861,929

Total Investments in Securities	$208,603,676	$7,861,929	$—	$216,465,605

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $189,281,959)	$216,465,605
Receivables:
Fund shares sold	292,544
Dividends and interest	177,670
Other assets	36,265

Total assets	216,972,084

Liabilities
Payables:
Fund shares redeemed	221,995
Manager (See Note 3)	141,966
Transfer agent (See Note 3)	50,197
Professional fees	35,439
Shareholder communication	21,978
Trustees	961
NYLIFE Distributors (See Note 3)	472

Total liabilities	473,008

Net assets	$216,499,076

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,128
Additional paid-in capital	164,400,773

164,416,901
Undistributed net investment income	482,332
Accumulated net realized gain (loss) on investments	24,416,197
Net unrealized appreciation (depreciation) on investments	27,183,646

Net assets	$216,499,076

Investor Class
Net assets applicable to outstanding shares	$352,017

Shares of beneficial interest outstanding	26,378

Net asset value per share outstanding	$13.35
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share outstanding	$14.13

Class A
Net assets applicable to outstanding shares	$784,342

Shares of beneficial interest outstanding	58,650

Net asset value per share outstanding	$13.37
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price per share outstanding	$14.15

Class C
Net assets applicable to outstanding shares	$294,120

Shares of beneficial interest outstanding	22,289

Net asset value and offering price per share outstanding	$13.20

Class I
Net assets applicable to outstanding shares	$215,068,597

Shares of beneficial interest outstanding	16,021,048

Net asset value and offering price per share outstanding	$13.42

14	MainStay Epoch U.S. Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$2,527,488
Interest	566

Total income	2,528,054

Expenses
Manager (See Note 3)	966,562
Transfer agent (See Note 3)	174,509
Registration	29,538
Professional fees	28,617
Shareholder communication	11,882
Custodian	5,503
Trustees	3,710
Distribution/Service—Investor Class (See Note 3)	362
Distribution/Service—Class A (See Note 3)	811
Distribution/Service—Class C (See Note 3)	1,419
Miscellaneous	8,030

Total expenses	1,230,943

Net investment income (loss)	1,297,111

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	25,801,600
Net change in unrealized appreciation (depreciation) on investments	529,912

Net realized and unrealized gain (loss) on investments	26,331,512

Net increase (decrease) in net assets resulting from operations	$27,628,623

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,297,111	$1,547,974
Net realized gain (loss) on investments	25,801,600	13,012,148
Net change in unrealized appreciation (depreciation) on investments	529,912	(2,612,820)

Net increase (decrease) in net assets resulting from operations	27,628,623	11,947,302

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(807)	(812)
Class A	(1,962)	(3,699)
Class I	(1,686,234)	(1,279,771)

	(1,689,003)	(1,284,282)

From net realized gain on investments:
Investor Class	(13,870)	(9,674)
Class A	(30,125)	(94,019)
Class C	(13,748)	(3,339)
Class I	(13,880,466)	(22,599,949)

	(13,938,209)	(22,706,981)

Total dividends and distributions to shareholders	(15,627,212)	(23,991,263)

Capital share transactions:
Net proceeds from sale of shares	46,484,705	173,387,132
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,407,737	3,161,160
Cost of shares redeemed	(116,031,277)	(125,655,310)

Increase (decrease) in net assets derived from capital share transactions	(65,138,835)	50,892,982

Net increase (decrease) in net assets	(53,137,424)	38,849,021

Net Assets
Beginning of period	269,636,500	230,787,479

End of period	$216,499,076	$269,636,500

Undistributed net investment income at end of period	$482,332	$874,224

16	MainStay Epoch U.S. Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012*		2011	2010***		2009
Net asset value at beginning of period	$12.66		$13.51	$12.67		$12.38

Net investment income (loss) (a)	0.05		0.04	0.03		0.02
Net realized and unrealized gain (loss) on investments	1.35		0.51	0.81		0.30

Total from investment operations	1.40		0.55	0.84		0.32

Less dividends and distributions:
From net investment income	(0.04)		(0.05)	—		(0.03)
From net realized gain on investments	(0.67)		(1.35)	—		—

Total dividends and distributions	(0.71)		(1.40)	—		(0.03)

Net asset value at end of period	$13.35		$12.66	$13.51		$12.67

Total investment return (b)	11.63	%(c)	4.06%	6.63	%(c)	2.60	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71	%††	0.27%	0.25	%††	1.11	%††
Net expenses	1.34	%††	1.36%	1.40	%††	1.19	%††
Expenses (before waiver/reimbursement)	1.34	%††	1.36%	1.43	%††	1.19	%††
Portfolio turnover rate	18%		54%	54%		54%
Net assets at end of period (in 000’s)	$352		$273	$74		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		February 3, 2009** through December 31,
	2012*		2011	2010***		2009
Net asset value at beginning of period	$12.68		$13.52	$12.67		$10.24

Net investment income (loss) (a)	0.05		0.05	0.02		0.08
Net realized and unrealized gain (loss) on investments	1.35		0.51	0.83		3.33

Total from investment operations	1.40		0.56	0.85		3.41

Less dividends and distributions:
From net investment income	(0.04)		(0.05)	—		(0.10)
From net realized gain on investments	(0.67)		(1.35)	—		(0.88)

Total dividends and distributions	(0.71)		(1.40)	—		(0.98)

Net asset value at end of period	$13.37		$12.68	$13.52		$12.67

Total investment return (b)	11.65	%(c)	4.18%	6.71	%(c)	33.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75	%††	0.41%	0.19	%††	0.76	%††
Net expenses	1.27	%††	1.25%	1.34	%††	1.35	%††
Expenses (before waiver/reimbursement)	1.27	%††	1.25%	1.37	%††	1.44	%††
Portfolio turnover rate	18%		54%	54%		54%
Net assets at end of period (in 000’s)	$784		$534	$850		$127

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Epoch U.S. Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012*		2011	2010***		2009
Net asset value at beginning of period	$12.53		$13.42	$12.67		$12.38

Net investment income (loss) (a)	(0.00	)‡	(0.05)	(0.07)		0.01
Net realized and unrealized gain (loss) on investments	1.34		0.51	0.82		0.30

Total from investment operations	1.34		0.46	0.75		0.31

Less dividends and distributions:
From net investment income	—		—	—		(0.02)
From net realized gain on investments	(0.67)		(1.35)	—		—

Total dividends and distributions	(0.67)		(1.35)	—		(0.02)

Net asset value at end of period	$13.20		$12.53	$13.42		$12.67

Total investment return (b)	11.23	% (c)	3.30%	5.92	% (c)(d)	2.51	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.04	%)††	(0.42%)	(0.63	%)††	0.37	%††
Net expenses	2.09	% ††	2.10%	2.15	% ††	1.94	%††
Expenses (before waiver/reimbursement)	2.09	% ††	2.10%	2.18	% ††	1.94	%††
Portfolio turnover rate	18%		54%	54%		54%
Net assets at end of period (in 000’s)	$294		$208	$33		$26

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		Year ended December 31,	December 3, 2008** through December 31,
	2012*		2011	2010***		2009	2008
Net asset value at beginning of period	$12.75		$13.58	$12.70		$10.85	$10.00

Net investment income (loss)	0.07	(a)	0.09 (a)	0.04	(a)	0.11 (a)	0.01
Net realized and unrealized gain (loss) on investments	1.35		0.51	0.84		2.74	0.85

Total from investment operations	1.42		0.60	0.88		2.85	0.86

Less dividends and distributions:
From net investment income	(0.08)		(0.08)	—		(0.12)	(0.01)
From net realized gain on investments	(0.67)		(1.35)	—		(0.88)	—

Total dividends and distributions	(0.75)		(1.43)	—		(1.00)	(0.01)

Net asset value at end of period	$13.42		$12.75	$13.58		$12.70	$10.85

Total investment return (b)	11.76	%(c)	4.43%	6.93	%(c)	26.53%	8.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08	%††	0.67%	0.40	%††	0.98%	1.28	%††
Net expenses	1.02	%††	1.00%	1.09	%††	1.09%	1.09	%††
Expenses (before waiver/reimbursement)	1.02	%††	1.00%	1.12	%††	1.19%	1.16	%††
Portfolio turnover rate	18%		54%	54%		54%	1%
Net assets at end of period (in 000’s)	$215,069		$268,622	$229,830		$155,231	$98,778

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Epoch U.S. Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch U.S. Equity Fund (the “Fund”), a diversified Fund. The Fund is the successor to the Epoch U.S. Large Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on February 3, 2009 and December 3, 2008, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including

22	MainStay Epoch U.S. Equity Fund

those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% up to $500 million and 0.79% in excess of $500 million. The effective management fee rate was 0.80% for the six-month period ended April 30, 2012.

Prior to February 28, 2012, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the Fund’s average daily net assets.

Prior to February 28, 2012, the Manager had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares did not exceed the following percentages of average daily net assets: Class A, 1.34% and Class I, 1.09%. New York Life Investments had agreed to apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $966,562.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution and service plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $352 and $685, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$318
Class A	484
Class C	313
Class I	173,394

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$31,775	9.0%
Class C	31,217	10.6

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$4,868,488
Long-Term Capital Gain	19,122,775
Total	$23,991,263

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

24	MainStay Epoch U.S. Equity Fund

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $41,253 and $115,493, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	6,905	$90,105
Shares issued to shareholders in reinvestment of dividends and distributions	1,213	14,676
Shares redeemed	(2,866)	(36,401)

Net increase (decrease) in shares outstanding before conversion	5,252	68,380
Shares converted into Investor Class (See Note 1)	721	9,798
Shares converted from Investor Class (See Note 1)	(1,151)	(15,488)

Net increase (decrease)	4,822	$62,690

Year ended October 31, 2011:
Shares sold	19,704	$260,110
Shares issued to shareholders in reinvestment of dividends and distributions	829	10,486
Shares redeemed	(5,845)	(72,203)

Net increase (decrease) in shares outstanding before conversion	14,688	198,393
Shares converted into Investor Class (See Note 1)	2,145	27,197
Shares converted from Investor Class (See Note 1)	(756)	(9,811)

Net increase (decrease)	16,077	$215,779

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	19,612	$254,044
Shares issued to shareholders in reinvestment of dividends and distributions	2,289	27,723
Shares redeemed	(5,784)	(76,030)

Net increase (decrease) in shares outstanding before conversion	16,117	205,737
Shares converted into Class A (See Note 1)	1,149	15,488
Shares converted from Class A (See Note 1)	(720)	(9,798)

Net increase (decrease)	16,546	$211,427

Class A (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	76,610	$1,018,006
Shares issued to shareholders in reinvestment of dividends and distributions	7,418	93,909
Shares redeemed	(103,386)	(1,360,555)

Net increase (decrease) in shares outstanding before conversion	(19,358)	(248,640)
Shares converted into Class A (See Note 1)	755	9,811
Shares converted from Class A (See Note 1)	(2,142)	(27,197)

Net increase (decrease)	(20,745)	$(266,026)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	10,186	$128,768
Shares issued to shareholders in reinvestment of distributions	1,146	13,749
Shares redeemed	(5,608)	(72,305)

Net increase (decrease)	5,724	$70,212

Year ended October 31, 2011:
Shares sold	13,962	$174,211
Shares issued to shareholders in reinvestment of distributions	265	3,339
Shares redeemed	(136)	(1,853)

Net increase (decrease)	14,091	$175,697

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	3,659,391	$46,011,788
Shares issued to shareholders in reinvestment of dividends and distributions	358,156	4,351,589
Shares redeemed	(9,064,117)	(115,846,541)

Net increase (decrease)	(5,046,570)	$(65,483,164)

Year ended October 31, 2011:
Shares sold	13,226,956	$171,934,805
Shares issued to shareholders in reinvestment of dividends and distributions	240,427	3,053,426
Shares redeemed	(9,324,418)	(124,220,699)

Net increase (decrease)	4,142,965	$50,767,532

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch U.S. Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing

26	MainStay Epoch U.S. Equity Fund

investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. In response to a request from the Board, New York Life Investments proposed, and the Board approved, a new management fee breakpoint for the Fund.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. The Board considered and approved New York Life

Investments’ proposal to remove the Fund’s expense limitation arrangements, noting that the Fund’s management fee and total expenses would be reasonable without the expense limitation arrangements.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary

28	MainStay Epoch U.S. Equity Fund

operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay Epoch U.S. Equity Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26581 MS119-12	MSEUE10-06/12
NL0F1

MainStay Epoch Global Equity Yield Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months		One Year	Five Years	Since Inception of Class (12/27/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.01 5.81%		–5.86 –0.38%	–0.31 0.82%	4.45 5.39%	1.15 1.15%
Class	Sales Charge		Six Months		One Year	Five Years	Since Inception of Class (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–0.09 5.73%		–5.95 –0.47%	–0.33 0.80%	3.25 4.27%	1.19 1.19%
Class	Sales Charge		Six Months		One Year	Five Years	Since Inception of Class (12/27/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.35 5.35	% %	–2.20 –1.24%	–0.05 –0.05%	4.51 4.51%	1.90 1.90%
Class	Sales Charge		Six Months		One Year	Five Years	Since Inception of Class (12/27/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		5.86%		–0.25%	0.92%	5.53%	0.94%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from December 27, 2005 through November 15, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares might have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from December 27, 2005

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception of the Fund
MSCI World Index[5]	7.54%	–4.63%	–1.78%	2.49%
Average Lipper Global Large-Cap Core Fund[6]	7.40	–5.20	–1.56	2.79

and the Class P shares from August 2, 2006, respectively, of the Epoch Global Equity Shareholder Yield Fund (the predecessor to the Fund) through November 15, 2009. The Epoch Global Equity Shareholder Yield Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper global large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Equity Yield Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Equity Yield Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,058.10	$5.63	$1,019.40	$5.52

Class A Shares	$1,000.00	$1,057.30	$5.88	$1,019.10	$5.77

Class C Shares	$1,000.00	$1,053.50	$9.45	$1,015.70	$9.27

Class I Shares	$1,000.00	$1,058.60	$4.61	$1,020.40	$4.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.10% for Investor Class, 1.15% for Class A, 1.85% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Imperial Tobacco Group PLC

2.	BCE, Inc.

3.	Vodafone Group PLC

4.	Pearson PLC

5.	Anheuser-Busch InBev N.V.

6.	Nestle S.A. Registered

7.	Altria Group, Inc.

8.	National Grid PLC

9.	Kimberly-Clark Corp.

10.	Verizon Communications, Inc.

8	MainStay Epoch Global Equity Yield Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Eric Sappenfield, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Equity Yield Fund perform relative to its peers and its benchmark for the six months ended April 30, 2012?

Excluding all sales charges, MainStay Epoch Global Equity Yield Fund returned 5.81% for Investor Class shares, 5.73% for Class A shares and 5.35% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 5.86%. All share classes underperformed the 7.40% return of the average Lipper1 global large-cap core fund and the 7.54% return of the MSCI World Index2 for the six months ended April 30, 2012. The MSCI World Index is the Fund’s broad-based securities market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was affected by the stock market’s sharp rise after hitting a low point in early October 2011. Such rebounds are often characterized by an increase in priceto-earnings ratios and rebounds in the weakest companies. While the Fund participated in the rally and provided strong absolute returns, its focus on companies that pay dividends, buy back shares and pay down debt did not keep pace with the broader market in an environment of increased risk-taking.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest contributor to the Fund’s performance relative to the MSCI World Index was the consumer staples sector, largely as a result of stock selection. (Contributions take weightings and total returns into account.) The materials and energy sectors also contributed positively to the Fund’s relative results.

During the reporting period, the most significant detractor from the Fund’s relative performance was the telecommunication services sector. The Fund had a much larger-than benchmark exposure to telecommunication companies during the reporting period because of their shareholder yield characteristics. The overweight position, however, hurt the Fund’s relative performance. The industrials and information technology sectors also hindered the Fund’s relative returns, primarily as a result of stock selection.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Anheuser-Busch InBev contributed the most to the Fund’s absolute performance. The global brewing company reported continued growth in revenues and margins, partly because of the globalization of the Budweiser brand. Company executives achieved significant debt reduction targets set in 2008, which increased free cash flow and supported dividend growth. Tobacco companies Philip Morris International, Lorillard and Altria Group also made strong contributions to the Fund’s absolute performance during the reporting period.

The greatest detractors from the Fund’s absolute performance were bus and train operator FirstGroup and French telecommunications companies France Telecom and Vivendi. FirstGroup said that its cash flow would be lower than expected because of high fuel prices, cuts in government subsidies and difficulty raising prices to offset these costs and cuts. Despite these setbacks, the company began accelerating its restructuring as a result of asset sales and reiterated its dividend-growth commitment. France Telecom and Vivendi lost subscribers because of aggressive pricing from a new competitor. The resulting lower revenues came at a time when wireless providers were increasing spending to build faster networks and buy additional spectrum.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several purchases during the reporting period, including stock exchange company NYSE Euronext, European broadcaster ProSiebenSat.1 Media, U.S. electric power utility and energy wholesaler PPL, and global health care company Sanofi.

After a failed acquisition attempt by Deutsche Boerse, we purchased shares of NYSE Euronext for the Fund. NYSE Euronext has a track record of providing an attractive dividend yield, growing cash flow from a diversified set of non-credit financial-related businesses and has made occasional share repurchases.

ProSiebenSat.1 Media generates most of its revenues in Germany and Scandinavia. Annual revenues of more than 3 billion euros were supported by the company’s diversified and growing asset base. Asset sales in 2011 strengthened ProSiebenSat.1’s balance sheet, and the company had a dividend yield of more than 6% at the end of the reporting period.

PPL has utility and energy operations in the northeastern and western United States. As of the reporting period, the company provided a 5% cash yield and an operating-cash-flow growth rate in the mid- to high-single-digits. This was supported by growth in the company’s regulated rate base.

Sanofi was added to the Fund after the company’s management raised its dividend and established goals to increase its payout ratio from 35% to 50%.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Index.

mainstayinvestments.com	9

The Fund exited several positions during the reporting period, including gas utility Williams Partners. We sold the stock because of concerns that its planned acquisition of a subsidiary of Caiman Energy could compromise cash flows.

Spain-based telecommunication services company Telefonica was sold because of management’s decision to pay less cash and issue new stock to meet the promised dividend level. These factors, along with operational issues in Europe and potential political challenges in Latin America, reduced our confidence that the Fund could capture shareholder yield from the company.

The Fund sold its position in Chevron, which encountered difficulties in Brazil after an oil leak from one of its platforms led to financial penalties against the company that could potentially increase in the future. We are waiting for a resolution and any impact the oil spill may have on Chevron’s dividend policy before we revisit what is otherwise a strong investment.

How did the Fund’s sector weightings change during the reporting period?

The Fund is managed from the bottom up, with decisions on individual companies ultimately determining sector weights. During the reporting period, the Fund’s exposure to telecommunication services was reduced. There was also a small decrease in the Fund’s exposure to the energy and information technology sectors. During the reporting period, there was a small increase in the Fund’s exposure to the consumer staples and financials sectors.

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the most significant sector weighting variations from the MSCI World Index were the Fund’s underweight position in the financials sector and its overweight position in the telecommunication services sector. Although bank dividends have recently increased, we believe the ability of many banks to grow cash flow has been permanently diminished. We also believe that there is a low level of transparency in how those cash flows are generated. Many telecommunications companies, on the other hand, provide sustainable and growing dividends and frequently buy back shares based on reliable cash flows. As of April 30, 2012, the Fund also had substantially overweight positions relative to the MSCI World Index in the utilities and consumer staples sectors and a lower-than-benchmark exposure to the information technology sector.

The Fund continues to focus on companies with strong balance sheets and growing free cash flow that deliver returns to shareholders through significant cash dividends, share repurchases and debt paydowns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Equity Yield Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 94.2%†
Australia 0.6%
Westpac Banking Corp. (Commercial Banks)	320,802	$7,597,721

Belgium 1.7%
♦Anheuser-Busch InBev N.V. (Beverages)	320,800	23,121,815

Brazil 0.5%
CPFL Energia S.A. (Electric Utilities)	480,700	6,720,696

Canada 3.8%
♦BCE, Inc. (Diversified Telecommunication Services)	644,900	26,126,333
Rogers Communications, Inc. Class B (Wireless Telecommunication Services)	301,450	11,251,163
Shaw Communications, Inc. (Media)	680,300	14,021,267

		51,398,763

France 5.9%
France Telecom S.A. (Diversified Telecommunication Services)	875,600	11,978,596
Sanofi (Pharmaceuticals)	138,096	10,540,116
SCOR SE (Insurance)	458,800	12,131,091
Total S.A. (Oil, Gas & Consumable Fuels)	380,500	18,167,304
Vinci S.A. (Construction & Engineering)	330,000	15,288,739
Vivendi S.A. (Diversified Telecommunication Services)	703,000	12,995,289

		81,101,135

Germany 4.9%
BASF S.E. (Chemicals)	240,800	19,822,878
Bayer A.G. (Pharmaceuticals)	107,800	7,592,795
Daimler A.G. (Automobiles)	354,400	19,592,772
Deutsche Telekom A.G. (Diversified Telecommunication Services)	738,400	8,324,689
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	80,870	11,737,774

		67,070,908

Hong Kong 1.1%
China Mobile, Ltd., Sponsored ADR (Wireless Telecommunication Services) (a)	282,000	15,605,880

Italy 0.9%
Terna S.p.A. (Electric Utilities)	3,486,400	12,968,006

Norway 0.7%
Orkla ASA (Industrial Conglomerates)	1,273,800	9,357,159

	Shares	Value

Philippines 0.6%
Philippine Long Distance Telephone Co., Sponsored ADR (Wireless Telecommunication Services) (a)	143,931	$8,739,490

Switzerland 4.9%
♦Nestle S.A. Registered (Food Products)	367,100	22,487,479
Novartis A.G. (Pharmaceuticals)	230,716	12,722,234
Roche Holding A.G., Genusscheine (Pharmaceuticals)	75,800	13,846,350
Swisscom A.G. (Diversified Telecommunication Services)	46,300	17,246,769

		66,302,832

Taiwan 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment) (a)	1,292,300	20,134,034

United Kingdom 20.1%
AstraZeneca PLC, Sponsored ADR (Pharmaceuticals) (a)	365,400	16,041,060
BAE Systems PLC (Aerospace & Defense)	2,812,900	13,476,042
British American Tobacco PLC (Tobacco)	239,900	12,299,050
Compass Group PLC (Hotels, Restaurants & Leisure)	969,900	10,136,885
Diageo PLC, Sponsored ADR (Beverages) (a)	153,200	15,491,584
FirstGroup PLC (Road & Rail)	3,106,700	9,821,549
GlaxoSmithKline PLC (Pharmaceuticals)	564,900	13,064,059
♦Imperial Tobacco Group PLC (Tobacco)	712,300	28,483,631
Meggitt PLC (Aerospace & Defense)	1,591,200	10,548,933
♦National Grid PLC (Multi-Utilities)	2,046,710	22,105,282
♦Pearson PLC (Media)	1,281,400	24,123,172
Reckitt Benckiser Group PLC (Household Products)	184,400	10,734,554
Royal Dutch Shell PLC, ADR (Oil, Gas & Consumable Fuels) (a)	273,600	19,573,344
SSE PLC (Electric Utilities)	645,800	13,844,987
Unilever PLC (Food Products)	214,700	7,327,621
United Utilities Group PLC (Water Utilities)	1,325,159	13,301,462
♦Vodafone Group PLC (Wireless Telecommunication Services)	9,292,300	25,712,204
WM Morrison Supermarkets PLC (Food & Staples Retailing)	1,682,150	7,660,270

		273,745,689

United States 47.0%
Abbott Laboratories (Pharmaceuticals)	139,800	8,675,988
♦Altria Group, Inc. (Tobacco)	687,800	22,154,038

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United States (continued)
Arthur J. Gallagher & Co. (Insurance)	410,000	$15,399,600
AT&T, Inc. (Diversified Telecommunication Services)	478,255	15,739,372
Automatic Data Processing, Inc. (IT Services)	144,000	8,009,280
Bristol-Myers Squibb Co. (Pharmaceuticals)	294,700	9,834,139
CenturyLink, Inc. (Diversified Telecommunication Services)	522,000	20,128,320
CMS Energy Corp. (Multi-Utilities)	457,200	10,511,028
Coca-Cola Co. (The) (Beverages)	104,400	7,967,808
Coca-Cola Enterprises, Inc. (Beverages)	255,100	7,683,612
Comcast Corp. Class A (Media)	445,400	13,286,282
ConocoPhillips (Oil, Gas & Consumable Fuels)	181,000	12,965,030
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	158,300	10,851,465
Diebold, Inc. (Computers & Peripherals)	229,000	9,034,050
Duke Energy Corp. (Electric Utilities)	342,650	7,342,990
E.I. du Pont de Nemours & Co. (Chemicals)	344,300	18,406,278
Emerson Electric Co. (Electrical Equipment)	271,100	14,243,594
Enterprise Products Partners, L.P. (Oil, Gas & Consumable Fuels)	214,700	11,065,638
ExxonMobil Corp. (Oil, Gas & Consumable Fuels)	88,400	7,632,456
Genuine Parts Co. (Distributors)	138,100	8,946,118
H.J. Heinz Co. (Food Products)	129,700	6,914,307
Honeywell International, Inc. (Aerospace & Defense)	230,700	13,994,262
Integrys Energy Group, Inc. (Multi-Utilities)	371,250	20,285,100
Johnson & Johnson (Pharmaceuticals)	152,400	9,919,716
♦Kimberly-Clark Corp. (Household Products)	269,400	21,139,818
Kinder Morgan Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	178,500	14,715,540
Lockheed Martin Corp. (Aerospace & Defense)	197,000	17,836,380
Lorillard, Inc. (Tobacco)	147,300	19,928,217
MarkWest Energy Partners, L.P. (Oil, Gas & Consumable Fuels)	134,700	8,102,205
Mattel, Inc. (Leisure Equipment & Products)	432,750	14,540,400
McDonald’s Corp. (Hotels, Restaurants & Leisure)	85,000	8,283,250
Merck & Co., Inc. (Pharmaceuticals)	254,300	9,978,732
Microchip Technology, Inc. (Semiconductors & Semiconductor Equipment)	182,700	6,456,618
Microsoft Corp. (Software)	394,900	12,644,698
NiSource, Inc. (Multi-Utilities)	276,100	6,805,865
NYSE Euronext (Diversified Financial Services)	354,400	9,125,800
Oracle Corp. (Software)	428,500	12,593,615
PepsiCo., Inc. (Beverages)	94,300	6,223,800
Philip Morris International, Inc. (Tobacco)	229,000	20,497,790
Pitney Bowes, Inc. (Commercial Services & Supplies)	538,000	9,215,940
PPL Corp. (Electric Utilities)	236,600	6,471,010

	Shares	Value

United States (continued)
Progress Energy, Inc. (Electric Utilities)	270,300	$14,385,366
R.R. Donnelley & Sons Co. (Commercial Services & Supplies)	817,500	10,226,925
Regal Entertainment Group Class A (Media)	935,400	12,730,794
Reynolds American, Inc. (Tobacco)	426,900	17,430,327
SCANA Corp. (Multi-Utilities)	176,800	8,154,016
Southern Co. (Electric Utilities)	141,400	6,495,916
Spectra Energy Corp. (Oil, Gas & Consumable Fuels)	247,500	7,608,150
TECO Energy, Inc. (Multi-Utilities)	629,800	11,348,996
Time Warner, Inc. (Media)	259,300	9,713,378
Travelers Cos., Inc. (The) (Insurance)	117,000	7,525,440
Vectren Corp. (Multi-Utilities)	324,100	9,544,745
♦Verizon Communications, Inc. (Diversified Telecommunication Services)	513,600	20,739,168
Waste Management, Inc. (Commercial Services & Supplies)	293,000	10,020,599

		641,473,969

Total Common Stocks (Cost $1,193,252,450)		1,285,338,097

Preferred Stocks 1.2%
Germany 0.5%
ProSiebenSat.1 Media A.G. 1.17% (Media)	276,100	7,009,785

United States 0.7%
MetLife, Inc. 6.50% (Insurance)	351,100	8,882,830

Total Preferred Stocks (Cost $15,856,971)		15,892,615

12	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 5.5%
Repurchase Agreement 5.5%
United States 5.5%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $74,757,250 (Collateralized by a United States Treasury Note with a rate of 3.125% and a maturity date of 4/30/17, with a Principal Amount of $68,580,000 and a Market Value of $76,252,388) (Capital Markets)	$74,757,230	$74,757,230

Total Short-Term Investment (Cost $74,757,230)		74,757,230

Total Investments (Cost $1,283,866,651) (b)	100.9%	1,375,987,942
Other Assets, Less Liabilities	(0.9)	(11,693,844)
Net Assets	100.0%	$1,364,294,098
(a)	ADR—American Depositary Receipt.

(b)	As of April 30, 2012, cost is $1,286,234,587 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$120,034,730
Gross unrealized depreciation	(30,281,375)

Net unrealized appreciation	$89,753,355

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,285,338,097	$—	$—	$1,285,338,097
Preferred Stocks	15,892,615	—	—	15,892,615
Short-Term Investment
Repurchase Agreement	—	74,757,230	—	74,757,230

Total Investments in Securities	$1,301,230,712	$74,757,230	$—	$1,375,987,942

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2012, foreign securities with a total value of $369,058,996 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of April 30, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch Global Equity Yield Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$55,855,617	4.1%
Automobiles	19,592,772	1.4
Beverages	60,488,619	4.4
Capital Markets	74,757,230	5.5
Chemicals	38,229,156	2.8
Commercial Banks	7,597,721	0.6
Commercial Services & Supplies	29,463,464	2.2
Computers & Peripherals	9,034,050	0.7
Construction & Engineering	15,288,739	1.1
Distributors	8,946,118	0.7
Diversified Financial Services	9,125,800	0.7
Diversified Telecommunication Services	133,278,536	9.8
Electric Utilities	68,228,971	5.0
Electrical Equipment	14,243,594	1.0
Energy Equipment & Services	10,851,465	0.8
Food & Staples Retailing	7,660,270	0.6
Food Products	36,729,407	2.7
Hotels, Restaurants & Leisure	18,420,135	1.3
Household Products	31,874,372	2.3
Industrial Conglomerates	9,357,159	0.7
Insurance	55,676,735	4.1
IT Services	8,009,280	0.6
Leisure Equipment & Products	14,540,400	1.1
Media	80,884,678	5.9
Multi-Utilities	88,755,032	6.5
Oil, Gas & Consumable Fuels	99,829,667	7.3
Pharmaceuticals	112,215,189	8.2
Road & Rail	9,821,549	0.7
Semiconductors & Semiconductor Equipment	26,590,652	1.9
Software	25,238,313	1.8
Tobacco	120,793,053	8.9
Water Utilities	13,301,462	1.0
Wireless Telecommunication Services	61,308,737	4.5

	1,375,987,942	100.9
Other Assets, Less Liabilities	(11,693,844)	(0.9)

Net Assets	$1,364,294,098	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,283,866,651)	$1,375,987,942
Cash denominated in foreign currencies (identified cost $877,247)	875,046
Receivables:
Fund shares sold	10,741,802
Dividends and interest	5,995,391
Investment securities sold	5,398,264
Other assets	120,891

Total assets	1,399,119,336

Liabilities
Due to custodian	1,508
Payables:
Investment securities purchased	32,587,900
Fund shares redeemed	1,143,984
Manager (See Note 3)	775,117
NYLIFE Distributors (See Note 3)	121,735
Transfer agent (See Note 3)	95,452
Professional fees	59,297
Shareholder communication	24,993
Custodian	15,252

Total liabilities	34,825,238

Net assets	$1,364,294,098

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$85,870
Additional paid-in capital	1,372,229,060

1,372,314,930
Undistributed net investment income	6,669,514
Accumulated net realized gain (loss) on investments and foreign currency transactions	(106,848,748)
Net unrealized appreciation (depreciation) on investments	92,121,291
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	37,111

Net assets	$1,364,294,098

Investor Class
Net assets applicable to outstanding shares	$2,675,082

Shares of beneficial interest outstanding	168,371

Net asset value per share outstanding	$15.89
Maximum sales charge (5.50% of offering price)	0.92

Maximum offering price per share outstanding	$16.81

Class A
Net assets applicable to outstanding shares	$302,505,542

Shares of beneficial interest outstanding	19,017,137

Net asset value per share outstanding	$15.91
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.84

Class C
Net assets applicable to outstanding shares	$71,527,333

Shares of beneficial interest outstanding	4,517,869

Net asset value and offering price per share outstanding	$15.83

Class I
Net assets applicable to outstanding shares	$987,586,141

Shares of beneficial interest outstanding	62,167,107

Net asset value and offering price per share outstanding	$15.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$27,933,059
Interest	2,230

Total income	27,935,289

Expenses
Manager (See Note 3)	4,327,603
Transfer agent (See Note 3)	927,216
Distribution/Service—Investor Class (See Note 3)	2,496
Distribution/Service—Class A (See Note 3)	339,963
Distribution/Service—Class C (See Note 3)	267,118
Custodian	88,543
Registration	69,262
Professional fees	62,527
Shareholder communication	28,818
Trustees	15,783
Miscellaneous	23,923

Total expenses	6,153,252

Net investment income (loss)	21,782,037

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	10,898,923
Foreign currency transactions	(198,041)

Net realized gain (loss) on investments and foreign currency transactions	10,700,882

Net change in unrealized appreciation (depreciation) on:
Investments	40,169,848
Translation of other assets and liabilities in foreign currencies	(19,745)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	40,150,103

Net realized and unrealized gain (loss) on investments and foreign currency transactions	50,850,985

Net increase (decrease) in net assets resulting from operations	$72,633,022

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,783,806.

16	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$21,782,037	$20,577,780
Net realized gain (loss) on investments and foreign currency transactions	10,700,882	24,236,823
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	40,150,103	(1,899,543)

Net increase (decrease) in net assets resulting from operations	72,633,022	42,915,060

Dividends to shareholders:
From net investment income:
Investor Class	(23,012)	(28,600)
Class A	(3,133,544)	(4,028,901)
Class C	(446,511)	(527,347)
Class I	(11,627,796)	(15,240,097)

Total dividends to shareholders	(15,230,863)	(19,824,945)

Capital share transactions:
Net proceeds from sale of shares	616,814,330	745,472,098
Net asset value of shares issued to shareholders in reinvestment of dividends	11,519,944	15,520,790
Cost of shares redeemed	(353,868,728)	(190,742,375)

Increase (decrease) in net assets derived from capital share transactions	274,465,546	570,250,513

Net increase (decrease) in net assets	331,867,705	593,340,628

Net Assets
Beginning of period	1,032,426,393	439,085,765

End of period	$1,364,294,098	$1,032,426,393

Undistributed net investment income at end of period	$6,669,514	$118,340

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012*		2011	2010***		2009
Net asset value at beginning of period	$15.19		$14.72	$13.72		$13.46

Net investment income (loss)	0.27	(a)	0.51 (a)	0.38	(a)	0.05
Net realized and unrealized gain (loss) on investments	0.61		0.44	1.02		0.29
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)		—

Total from investment operations	0.88		0.94	1.39		0.34

Less dividends:
From net investment income	(0.18)		(0.47)	(0.39)		(0.08)

Net asset value at end of period	$15.89		$15.19	$14.72		$13.72

Total investment return (b)	5.81	%(c)	6.41%	10.44	%(c)	2.54	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.51	%††	3.32%	3.36	%††	2.67	%††
Net expenses	1.10	%††	1.15%	1.16	%††	1.09	%††
Expenses (before waiver/reimbursement)	1.10	%††	1.15%	1.31	%††	1.09	%††
Portfolio turnover rate	19%		28%	41%		59%
Net assets at end of period (in 000’s)	$2,675		$1,406	$230		$26

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		Year ended December 31,			August 2, 2006** through December 31,
	2012*		2011	2010***		2009	2008	2007	2006
Net asset value at beginning of period	$15.21		$14.73	$13.72		$11.52	$17.72	$17.94	$16.00

Net investment income (loss)	0.26	(a)	0.50 (a)	0.36	(a)	0.44	0.59 (a)	0.69	0.19
Net realized and unrealized gain (loss) on investments	0.62		0.45	1.03		2.14	(6.18)	0.79	1.99
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)		(0.03)	—	—	—

Total from investment operations	0.88		0.94	1.38		2.55	(5.59)	1.48	2.18

Less dividends and distributions:
From net investment income	(0.18)		(0.46)	(0.37)		(0.35)	(0.48)	(0.72)	(0.21)
From net realized gain on investments	—		—	—		—	(0.08)	(0.99)	(0.03)
Return of capital	—		—	—		—	(0.05)	—	—

Total dividends and distributions	(0.18)		(0.46)	(0.37)		(0.35)	(0.61)	(1.71)	(0.24)

Redemption fee (b)	—		—	—		0.00 ‡	0.00 ‡	0.01	—

Net asset value at end of period	$15.91		$15.21	$14.73		$13.72	$11.52	$17.72	$17.94

Total investment return (c)	5.73	%(d)	6.45%	10.40	%(d)	22.47%	(32.19%)	8.34%	13.73	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.37	%††	3.27%	3.22	%††	3.66%	4.01%	3.97%	2.74	%††
Net expenses	1.15	%††	1.19%	1.24	%††	1.21%	1.18%	1.16%	1.30	%††
Expenses (before waiver/reimbursement)	1.15	%††	1.19%	1.39	%††	1.21%	1.18%	1.16%	1.30	%††
Portfolio turnover rate	19%		28%	41%		59%	72%	47%	32%
Net assets at end of period (in 000’s)	$302,506		$204,366	$33,559		$23,336	$16,480	$19,390	$1,593

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012*		2011	2010***		2009
Net asset value at beginning of period	$15.15		$14.68	$13.72		$13.46

Net investment income (loss)	0.21	(a)	0.38 (a)	0.27	(a)	0.03
Net realized and unrealized gain (loss) on investments	0.60		0.47	1.04		0.30
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)		—

Total from investment operations	0.81		0.84	1.30		0.33

Less dividends:
From net investment income	(0.13)		(0.37)	(0.34)		(0.07)

Net asset value at end of period	$15.83		$15.15	$14.68		$13.72

Total investment return (b)	5.35	%(c)	5.67%	9.83	%(c)	2.45	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.75	%††	2.52%	2.33	%††	1.80	%††
Net expenses	1.85	%††	1.90%	1.91	%††	1.84	%††
Expenses (before waiver/reimbursement)	1.85	%††	1.90%	2.06	%††	1.84	%††
Portfolio turnover rate	19%		28%	41%		59%
Net assets at end of period (in 000’s)	$71,527		$35,975	$6,547		$36

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Equity Yield Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		Year ended December 31,
	2012*		2011	2010***		2009	2008	2007	2006
Net asset value at beginning of period	$15.19		$14.70	$13.70		$11.53	$17.75	$18.02	$14.92

Net investment income (loss)	0.28	(a)	0.52 (a)	0.41	(a)	0.44	0.66 (a)	0.77	0.63
Net realized and unrealized gain (loss) on investments	0.61		0.47	1.00		2.13	(6.24)	0.72	3.13
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	(0.01)		(0.03)	—	—	—

Total from investment operations	0.89		0.98	1.40		2.54	(5.58)	1.49	3.76

Less dividends and distributions:
From net investment income	(0.19)		(0.49)	(0.40)		(0.37)	(0.51)	(0.77)	(0.63)
From net realized gain on investments	—		—	—		—	(0.08)	(0.99)	(0.03)
Return of capital	—		—	—		—	(0.05)	—	—

Total dividends and distributions	(0.19)		(0.49)	(0.40)		(0.37)	(0.64)	(1.76)	(0.66)

Redemption fee (b)	—		—	—		0.00 ‡	0.00 ‡	0.00 ‡	—

Net asset value at end of period	$15.89		$15.19	$14.70		$13.70	$11.53	$17.75	$18.02

Total investment return (c)	5.86	%(d)	6.76%	10.54	%(d)	22.49%	(32.10%)	8.28%	25.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.61	%††	3.44%	3.61	%††	3.85%	4.40%	4.21%	3.88%
Net expenses	0.90	%††	0.94%	0.99	%††	0.96%	0.93%	0.91%	1.05%
Expenses (before waiver/reimbursement)	0.90	%††	0.94%	1.13	%††	0.96%	0.93%	0.91%	1.05%
Portfolio turnover rate	19%		28%	41%		59%	72%	47%	32%
Net assets at end of period (in 000’s)	$987,586		$790,679	$398,750		$383,228	$297,513	$535,229	$272,016

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Equity Yield Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch Global Equity Shareholder Yield Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on December 27, 2005 and August 2, 2006, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of income. Capital appreciation is a secondary investment objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation

22	MainStay Epoch Global Equity Yield Fund

date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(J)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

24	MainStay Epoch Global Equity Yield Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.70% of the Fund’s average daily net assets.

Prior to February 28, 2012, the Manager contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I did not exceed the following percentages of average daily net assets: Class A, 1.24% and Class I, 0.99%. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $4,327,603.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution and service plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,994 and $80,538, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class C shares of $14,355 for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$974
Class A	210,607
Class C	26,075
Class I	689,560

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$31,882	1.2%
Class C	31,323	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $115,610,833 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2016 2017	$41,384 74,227
Total	$115,611

The Fund utilized $26,287,843 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$19,824,945

Note 5–Foreign Currency Transactions

As of April 30, 2012, the Fund held the following foreign currencies:

	Currency		Cost		Value
Australian Dollar	AUD	46	USD	48	USD	48
Brazilian Real	BRL	356,899		189,261		187,236
Canadian Dollar	CAD	47,828		48,603		48,416
Euro	EUR	481,651		637,609		637,561
New Taiwan Dollar	TWD	52,146		1,726		1,785
Total			USD	877,247	USD	875,046

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $479,262 and $224,881, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	99,349	$1,530,667
Shares issued to shareholders in reinvestment of dividends	1,400	21,786
Shares redeemed	(11,093)	(170,044)

Net increase (decrease) in shares outstanding before conversion	89,656	1,382,409
Shares converted into Investor Class (See Note 1)	4,344	70,278
Shares converted from Investor Class (See Note 1)	(18,225)	(285,721)

Net increase (decrease)	75,775	$1,166,966

Year ended October 31, 2011:
Shares sold	104,119	$1,600,654
Shares issued to shareholders in reinvestment of dividends	1,847	28,144
Shares redeemed	(18,058)	(268,013)

Net increase (decrease) in shares outstanding before conversion	87,908	1,360,785
Shares converted into Investor Class (See Note 1)	5,300	76,096
Shares converted from Investor Class (See Note 1)	(16,241)	(251,185)

Net increase (decrease)	76,967	$1,185,696

26	MainStay Epoch Global Equity Yield Fund

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	11,019,538	$169,948,055
Shares issued to shareholders in reinvestment of dividends	175,341	2,729,622
Shares redeemed	(5,626,505)	(87,664,212)

Net increase (decrease) in shares outstanding before conversion	5,568,374	85,013,465
Shares converted into Class A (See Note 1)	18,209	285,721
Shares converted from Class A (See Note 1)	(4,338)	(70,278)

Net increase (decrease)	5,582,245	$85,228,908

Year ended October 31, 2011:
Shares sold	13,478,356	$203,756,811
Shares issued to shareholders in reinvestment of dividends	204,171	3,116,505
Shares redeemed	(2,537,317)	(37,878,974)

Net increase (decrease) in shares outstanding before conversion	11,145,210	168,994,342
Shares converted into Class A (See Note 1)	16,223	251,185
Shares converted from Class A (See Note 1)	(5,293)	(76,096)

Net increase (decrease)	11,156,140	$169,169,431

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	2,384,971	$36,584,118
Shares issued to shareholders in reinvestment of dividends	15,931	247,721
Shares redeemed	(258,416)	(3,970,048)

Net increase (decrease)	2,142,486	$32,861,791

Year ended October 31, 2011:
Shares sold	2,136,270	$32,217,041
Shares issued to shareholders in reinvestment of dividends	17,787	271,558
Shares redeemed	(224,531)	(3,348,997)

Net increase (decrease)	1,929,526	$29,139,602

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	26,485,222	$408,751,490
Shares issued to shareholders in reinvestment of dividends	550,017	8,520,815
Shares redeemed	(16,919,821)	(262,064,424)

Net increase (decrease)	10,115,418	$155,207,881

Year ended October 31, 2011:
Shares sold	33,930,977	$507,897,592
Shares issued to shareholders in reinvestment of dividends	795,188	12,104,583
Shares redeemed	(9,795,229)	(149,246,391)

Net increase (decrease)	24,930,936	$370,755,784

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Equity Yield Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing

28	MainStay Epoch Global Equity Yield Fund

investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. The Board considered and approved a New York Life Investments’ proposal to remove the Fund’s expense limitation arrangements, noting that the Fund’s management fee and total expenses would be reasonable without the expense limitation arrangements.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary

30	MainStay Epoch Global Equity Yield Fund

operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Epoch Global Equity Yield Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26570 MS119-12	MSEGEY10-06/12 NL0F3

MainStay ICAP Funds

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay ICAP Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.69 11.84%	–5.30 0.21%	–1.17 –0.05%	3.86 4.44%	1.46 1.46%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.86 12.03	–5.04 0.48	–0.99 0.13	3.95 4.54	1.18 1.18
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	10.45 11.45	–1.53 –0.54	–0.80 –0.80	3.66 3.66	2.21 2.21
Class I Shares	No Sales Charge		12.17	0.75	0.45	4.84	0.93
Class R1 Shares[4]	No Sales Charge		12.09	0.64	0.35	4.74	1.03
Class R2 Shares[4]	No Sales Charge		11.94	0.38	0.09	4.47	1.28
Class R3 Shares[4]	No Sales Charge		11.78	0.11	–0.15	4.21	1.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Equity Fund was renamed MainStay ICAP Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[5]	11.62%	1.03%	–1.73%	4.83%
S&P 500® Index[6]	12.77	4.76	1.01	4.71
Average Lipper Large-Cap Value Fund[7]	11.18	–0.48	–1.70	3.97

5.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. As of February 28, 2012, the Fund selected the Russell 1000® Value Index as its primary benchmark as a replacement for the S&P 500® Index. The Fund selected the Russell 1000® Value Index as its primary benchmark because it believes that this index is more reflective of its current investment style. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay ICAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,118.40	$7.58	$1,017.70	$7.22

Class A Shares	$1,000.00	$1,120.30	$6.12	$1,019.10	$5.82

Class C Shares	$1,000.00	$1,114.50	$11.51	$1,014.00	$10.97

Class I Shares	$1,000.00	$1,121.70	$4.75	$1,020.40	$4.52

Class R1 Shares	$1,000.00	$1,120.90	$5.22	$1,019.90	$4.97

Class R2 Shares	$1,000.00	$1,119.40	$6.64	$1,018.60	$6.32

Class R3 Shares	$1,000.00	$1,117.80	$7.95	$1,017.40	$7.57

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.44% for Investor Class, 1.16% for Class A, 2.19% for Class C, 0.90% for Class I, 0.99% for Class R1, 1.26% for Class R2 and 1.51% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	11.3%
Pharmaceuticals	8.4
Diversified Financial Services	7.3
Media	7.2
Semiconductors & Semiconductor Equipment	5.1
Household Products	4.5
Insurance	4.5
Commercial Banks	4.3
Software	4.3
Communications Equipment	3.9
Wireless Telecommunication Services	3.8
Aerospace & Defense	3.7
Health Care Providers & Services	3.5
Consumer Finance	3.3
Industrial Conglomerates	2.9

Auto Components	2.6%
Chemicals	2.4
Diversified Telecommunication Services	2.2
Beverages	2.1
Food Products	1.8
Health Care Equipment & Supplies	1.8
Machinery	1.5
IT Services	1.3
Containers & Packaging	1.1
Capital Markets	1.0
Short-Term Investment	5.8
Other Assets, Less Liabilities	–1.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Pfizer, Inc.
2.	Procter & Gamble Co. (The)
3.	Time Warner, Inc.
4.	Microsoft Corp.
5.	ExxonMobil Corp.
6.	JPMorgan Chase & Co.
7.	Cisco Systems, Inc.
8.	Vodafone Group PLC, Sponsored ADR
9.	Honeywell International, Inc.
10.	Capital One Financial Corp.

8	MainStay ICAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Equity Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay ICAP Equity Fund returned 11.84% for Investor Class shares, 12.03% for Class A shares and 11.45% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 12.17%, Class R1 shares returned 12.09%, Class R2 shares returned 11.94% and Class R3 shares returned 11.78%. All share classes outperformed the 11.18% return of the average Lipper1 large-cap value fund for the same period. With the exception of Class C shares, all share classes outperformed the 11.62% return of the Russell 1000® Value Index2 for the six months ended April 30, 2012. All share classes underperformed the 12.77% return of the S&P 500® Index3 for the six months ended April 30, 2012. Going forward, the Russell 1000® Value Index will serve as the Fund’s broad-based securities-market index. The Fund selected the Russell 1000® Value Index because the Subadvisor believes that this Index is more reflective of the Fund’s current investment style. The S&P 500® Index is now a secondary benchmark of the Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting the following proposals to shareholders: (i) approval of a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy; and (ii) approval of revisions to the fundamental investment restrictions for the Fund.

On or about March 19, 2012, a proxy statement containing specific details regarding these proposed changes was sent to shareholders. Shareholders approved the reorganization at a special meeting held on May 21, 2012. The reorganization took place on May 25, 2012.

Also, the Fund’s broad-based securities-market index was changed to the Russell 1000® Value Index.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Favorable stock selection in the financials and industrials sectors added to the Fund’s relative performance. Stock selection in the consumer discretionary and telecommunication services sectors, however, detracted from performance relative to the Fund’s benchmark. The Fund benefited by being absent from the utilities sector, which performed poorly during the reporting period. An underweight position in the industrials sector, on the other hand, detracted from the Fund’s performance relative to the Russell 1000® Value Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were the financials, utilities and energy sectors. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the financials and energy sectors, and the Fund benefited by being absent from the utilities sector, which performed poorly during the reporting period.

The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, telecommunication services and consumer staples. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were diversified financial services firm JPMorgan Chase, pharmaceutical company Pfizer and software giant Microsoft. JPMorgan Chase continued to gain market share. The company also increased its dividend and its share repurchase target. Pfizer had strong performance during the reporting period, as investors approved of the company’s plan to spin off its nutrition unit. Microsoft’s stock benefited as margins improved through tight cost control. In addition, new products for the tablet and smartphone market segments offered prospects for improved growth. All three positions remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included natural gas producers Southwestern Energy and Ultra Petroleum, along with health insurance company WellPoint. Results at Southwestern Energy and Ultra Petroleum were hampered by continued low prices for natural gas. WellPoint lagged slightly for the short time it was held in the Fund during the reporting period, though specific reasons remained elusive.

1.	See footnote on page 6 for more information about Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Value Index.
3.	See footnote on page 6 for more information on the S&P 500® Index.

mainstayinvestments.com	9

Southwestern Energy remained in the Fund at the end of the reporting period. We believed that Southwestern Energy was well-positioned in its industry, was attractively valued and had strong performance catalysts. The other two positions were sold in favor of stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added consumer finance company Capital One Financial because we believe that their decision to acquire ING Direct bank and the credit card portfolio of HSBC could only enhance Capital One’s long-term earnings power. We also added a position in integrated oil and gas producer ConocoPhillips. We believed that the company’s ongoing restructuring efforts may exceed analysts’ expectations and that management may deploy cash in shareholder-friendly ways.

In addition to the sales already mentioned, we sold the Fund’s holdings in diversified health care company Johnson & Johnson and integrated resort operator Las Vegas Sands. Both positions were sold because we believed that other stocks had greater upside potential and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure relative to the Russell 1000® Value Index in the industrials and information technology sectors. Despite the increase in industrials, the Fund remained underweight relative to the Index in the sector. In information technology, the Fund added to an already overweight position relative to the Russell 1000® Value Index.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in the health care and consumer discretionary sectors. In both sectors, the Fund remained overweight relative to the Index, but at reduced levels.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the information technology and consumer discretionary sectors. As of the same date, the Fund was most significantly underweight relative to the Index in utilities and financials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay ICAP Equity Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 95.8%†
Aerospace & Defense 3.7%
♦Honeywell International, Inc.	600,925	$36,452,111

Auto Components 2.6%
Johnson Controls, Inc.	797,871	25,507,936

Beverages 2.1%
Coca-Cola Co. (The)	268,131	20,463,758

Capital Markets 1.0%
BlackRock, Inc.	50,769	9,726,325

Chemicals 2.4%
Monsanto Co.	312,869	23,834,360

Commercial Banks 4.3%
BB&T Corp.	687,415	22,024,777
Wells Fargo & Co.	629,856	21,056,086

		43,080,863

Communications Equipment 3.9%
♦Cisco Systems, Inc.	1,905,150	38,388,772

Consumer Finance 3.3%
♦Capital One Financial Corp.	597,400	33,143,752

Containers & Packaging 1.1%
Owens-Illinois, Inc. (a)	478,191	11,117,941

Diversified Financial Services 7.3%
Citigroup, Inc.	631,700	20,871,368
CME Group, Inc. Class A	40,800	10,845,456
♦JPMorgan Chase & Co.	946,600	40,684,868

		72,401,692

Diversified Telecommunication Services 2.2%
BCE, Inc.	543,149	22,013,829

Food Products 1.8%
Archer-Daniels-Midland Co.	593,950	18,311,479

Health Care Equipment & Supplies 1.8%
Covidien PLC	327,306	18,077,110

	Shares	Value

Health Care Providers & Services 3.5%
McKesson Corp.	154,200	$14,095,422
UnitedHealth Group, Inc.	363,600	20,416,140

		34,511,562

Household Products 4.5%
♦Procter & Gamble Co. (The)	709,800	45,171,672

Industrial Conglomerates 2.9%
General Electric Co.	1,474,350	28,867,773

Insurance 4.5%
ACE, Ltd.	310,541	23,591,800
MetLife, Inc.	588,976	21,220,805

		44,812,605

IT Services 1.3%
Western Union Co. (The)	719,800	13,229,924

Machinery 1.5%
Cummins, Inc.	66,650	7,720,070
Stanley Black & Decker, Inc.	96,500	7,059,940

		14,780,010

Media 7.2%
♦Time Warner, Inc.	1,160,013	43,454,087
Viacom, Inc. Class B	599,434	27,807,743

		71,261,830

Oil, Gas & Consumable Fuels 11.3%
ConocoPhillips	334,900	23,988,887
♦ExxonMobil Corp.	488,000	42,133,920
Marathon Petroleum Corp.	202,448	8,423,861
Occidental Petroleum Corp.	286,063	26,094,667
Southwestern Energy Co. (a)	388,450	12,267,251

		112,908,586

Pharmaceuticals 8.4%
Merck & Co., Inc.	255,460	10,024,250
Novartis A.G., ADR (b)	105,450	5,817,677
♦Pfizer, Inc.	2,085,020	47,809,509
Sanofi, Sponsored ADR (b)	520,775	19,883,189

		83,534,625

Semiconductors & Semiconductor Equipment 5.1%
Applied Materials, Inc.	1,594,200	19,114,458
Texas Instruments, Inc.	1,007,238	32,171,182

		51,285,640

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Software 4.3%
♦Microsoft Corp.	1,326,652	$42,479,397

Wireless Telecommunication Services 3.8%
♦Vodafone Group PLC, Sponsored ADR (b)	1,363,276	37,939,971

Total Common Stocks (Cost $796,628,428)		953,303,523

	Principal Amount
Short-Term Investment 5.8%
Repurchase Agreement 5.8%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $58,001,143 (Collateralized by a United States Treasury Note with a rate of 1.00% and a maturity date of 7/15/13, with a Principal Amount of $58,450,000 and a Market Value of $59,163,616)	$58,001,127	58,001,127

Total Short-Term Investment (Cost $58,001,127)		58,001,127

Total Investments (Cost $854,629,555) (c)	101.6%	1,011,304,650
Other Assets, Less Liabilities	(1.6)	(16,346,391)
Net Assets	100.0%	$994,958,259
(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of April 30, 2012, cost is $872,137,129 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$164,447,043
Gross unrealized depreciation	(25,279,522)

Net unrealized appreciation	$139,167,521

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$953,303,523	$—	$—	$953,303,523
Short-Term Investment
Repurchase Agreement	—	58,001,127	—	58,001,127

Total Investments in Securities	$953,303,523	$58,001,127	$—	$1,011,304,650

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $854,629,555)	$1,011,304,650
Receivables:
Investment securities sold	1,464,160
Dividends and interest	764,380
Fund shares sold	541,026
Other assets	52,239

Total assets	1,014,126,455

Liabilities
Payables:
Investment securities purchased	16,804,426
Fund shares redeemed	1,455,696
Manager (See Note 3)	635,695
Transfer agent (See Note 3)	100,648
Shareholder communication	82,839
Professional fees	63,520
NYLIFE Distributors (See Note 3)	19,176
Custodian	1,502
Trustees	1,290
Accrued expenses	3,404

Total liabilities	19,168,196

Net assets	$994,958,259

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,461
Additional paid-in capital	1,003,142,745

1,003,168,206
Undistributed net investment income	540,596
Accumulated net realized gain (loss) on investments and foreign currency transactions	(165,425,638)
Net unrealized appreciation (depreciation) on investments	156,675,095

Net assets	$994,958,259

Investor Class
Net assets applicable to outstanding shares	$11,960,685

Shares of beneficial interest outstanding	306,946

Net asset value per share outstanding	$38.97
Maximum sales charge (5.50% of offering price)	2.27

Maximum offering price per share outstanding	$41.24

Class A
Net assets applicable to outstanding shares	$30,760,025

Shares of beneficial interest outstanding	788,205

Net asset value per share outstanding	$39.03
Maximum sales charge (5.50% of offering price)	2.27

Maximum offering price per share outstanding	$41.30

Class C
Net assets applicable to outstanding shares	$8,927,295

Shares of beneficial interest outstanding	231,300

Net asset value and offering price per share outstanding	$38.60

Class I
Net assets applicable to outstanding shares	$926,990,257

Shares of beneficial interest outstanding	23,716,836

Net asset value and offering price per share outstanding	$39.09

Class R1
Net assets applicable to outstanding shares	$4,696,768

Shares of beneficial interest outstanding	120,109

Net asset value and offering price per share outstanding	$39.10

Class R2
Net assets applicable to outstanding shares	$8,565,197

Shares of beneficial interest outstanding	219,503

Net asset value and offering price per share outstanding	$39.02

Class R3
Net assets applicable to outstanding shares	$3,058,032

Shares of beneficial interest outstanding	78,523

Net asset value and offering price per share outstanding	$38.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$11,604,530
Interest	1,639

Total income	11,606,169

Expenses
Manager (See Note 3)	3,511,347
Transfer agent (See Note 3)	302,793
Distribution/Service—Investor Class (See Note 3)	14,688
Distribution/Service—Class A (See Note 3)	37,296
Distribution/Service—Class C (See Note 3)	40,948
Distribution/Service—Class R2 (See Note 3)	9,644
Distribution/Service—Class R3 (See Note 3)	6,544
Shareholder communication	69,069
Professional fees	53,397
Registration	45,827
Trustees	12,111
Shareholder service (See Note 3)	7,207
Custodian	5,511
Miscellaneous	20,776

Total expenses before waiver/reimbursement	4,137,158
Expense waiver/reimbursement from Manager (See Note 3)	(39,890)

Net expenses	4,097,268

Net investment income (loss)	7,508,901

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	34,351,585
Foreign currency transactions	1,307

Net realized gain (loss) on investments and foreign currency transactions	34,352,892

Net change in unrealized appreciation (depreciation) on investments	57,703,429

Net realized and unrealized gain (loss) on investments and foreign currency transactions	92,056,321

Net increase (decrease) in net assets resulting from operations	$99,565,222

(a)	Dividends recorded net of foreign withholding taxes in the amount of $116,077.

14	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,508,901	$12,162,275
Net realized gain (loss) on investments and foreign currency transactions (a)	34,352,892	68,280,811
Net change in unrealized appreciation (depreciation) on investments	57,703,429	(32,010,667)

Net increase (decrease) in net assets resulting from operations	99,565,222	48,432,419

Dividends to shareholders:
From net investment income:
Investor Class	(71,832)	(117,006)
Class A	(213,719)	(387,274)
Class C	(37,632)	(25,833)
Class I	(6,963,279)	(11,377,342)
Class R1	(34,428)	(52,227)
Class R2	(54,424)	(64,883)
Class R3	(17,389)	(23,374)

Total dividends to shareholders	(7,392,703)	(12,047,939)

Capital share transactions:
Net proceeds from sale of shares	228,567,980	267,191,470
Net asset value of shares issued to shareholders in reinvestment of dividends	7,173,518	11,654,741
Cost of shares redeemed (b)	(119,099,763)	(383,522,536)

Increase (decrease) in net assets derived from capital share transactions	116,641,735	(104,676,325)

Net increase (decrease) in net assets	208,814,254	(68,291,845)

Net Assets
Beginning of period	786,144,005	854,435,850

End of period	$994,958,259	$786,144,005

Undistributed net investment income at end of period	$540,596	$424,398

(a)	Includes realized gains of $21,152,510 due to in-kind redemptions during the year ended October 31, 2011. (See Note 10)

(b)	Includes in-kind redemptions in the amount of $97,079,910 during the year ended October 31, 2011. (See Note 10).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			April 29, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$35.05		$33.81	$29.89	$26.95	$39.51

Net investment income (loss)	0.24	(a)	0.37 (a)	0.22 (a)	0.32 (a)	0.27
Net realized and unrealized gain (loss) on investments	3.92		1.22	3.95	3.15	(12.55)

Total from investment operations	4.16		1.59	4.17	3.47	(12.28)

Less dividends:
From net investment income	(0.24)		(0.35)	(0.25)	(0.53)	(0.28)

Net asset value at end of period	$38.97		$35.05	$33.81	$29.89	$26.95

Total investment return (b)	11.84	%(c)	4.67%	14.02%	13.32%	(31.24	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27	%††	1.01%	0.69%	1.24%	1.54	% ††
Net expenses	1.44	%††	1.46%	1.56%	1.29%	1.19	% ††
Expenses (before waiver/reimbursement)	1.44	%††	1.46%	1.56%	1.69%	1.61	% ††
Portfolio turnover rate	32%		74%	64%	93%	106%
Net assets at end of period (in 000’s)	$11,961		$11,633	$12,036	$11,465	$10,798

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

16	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,			January 1, 2008*** through October 31,		Year ended December 31,	September 1, 2006** through December 31,
	2012*		2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$35.07		$33.84	$29.89	$26.93	$41.53		$45.01	$44.82

Net investment income (loss)	0.28	(a)	0.49 (a)	0.34 (a)	0.35 (a)	0.42		0.66	0.20	(a)
Net realized and unrealized gain (loss) on investments	3.94		1.19	3.96	3.15	(14.59)		1.88	4.02

Total from investment operations	4.22		1.68	4.30	3.50	(14.17)		2.54	4.22

Less dividends and distributions:
From net investment income	(0.26)		(0.45)	(0.35)	(0.54)	(0.43)		(0.61)	(0.30)
From net realized gain on investments	—		—	—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.26)		(0.45)	(0.35)	(0.54)	(0.43)		(6.02)	(4.03)

Net asset value at end of period	$39.03		$35.07	$33.84	$29.89	$26.93		$41.53	$45.01

Total investment return (b)	12.03	%(c)	4.94%	14.44%	13.46%	(34.38	%)(c)	5.78%	9.55	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52	%††	1.34%	1.08%	1.35%	1.38	% ††	1.22%	1.28	%††
Net expenses	1.16	%††	1.18%	1.18%	1.18%	1.18	% ††	1.18%	1.30	%††
Expenses (before waiver/reimbursement)	1.16	%††	1.18%	1.18%	1.26%	1.35	% ††	1.36%	1.39	%††
Portfolio turnover rate	32%		74%	64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$30,760		$28,388	$24,138	$25,257	$21,826		$51,349	$6,798

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000	0000000000000		0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,	September 1, 2006** through December 31,
	2012*		2011	2010		2009	2008		2007	2006
Net asset value at beginning of period	$34.78		$33.59	$29.78		$26.86	$41.43		$44.96	$44.82

Net investment income (loss)	0.09	(a)	0.09 (a)	(0.02	) (a)	0.13 (a)	0.19		0.34	0.08	(a)
Net realized and unrealized gain (loss) on investments	3.90		1.21	3.93		3.13	(14.55)		1.85	4.03

Total from investment operations	3.99		1.30	3.91		3.26	(14.36)		2.19	4.11

Less dividends and distributions:
From net investment income	(0.17)		(0.11)	(0.10)		(0.34)	(0.21)		(0.31)	(0.24)
From net realized gain on investments	—		—	—		—	—		(5.41)	(3.73)

Total dividends and distributions	(0.17)		(0.11)	(0.10)		(0.34)	(0.21)		(5.72)	(3.97)

Net asset value at end of period	$38.60		$34.78	$33.59		$29.78	$26.86		$41.43	$44.96

Total investment return (b)	11.45	%(c)	3.86%	13.15%		12.51%	(34.82	%)(c)	4.99%	9.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49	%††	0.26%	(0.07%)		0.52%	0.65	% ††	0.49%	0.54	%††
Net expenses	2.19	%††	2.21%	2.31%		2.04%	1.94	% ††	1.93%	2.05	%††
Expenses (before waiver/reimbursement)	2.19	%††	2.21%	2.31%		2.44%	2.30	% ††	2.11%	2.14	%††
Portfolio turnover rate	32%		74%	64%		93%	106%		71%	80%
Net assets at end of period (in 000’s)	$8,927		$7,872	$6,825		$5,206	$4,996		$8,606	$1,922

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,			January 1, 2008*** through October 31,		Year ended December 31,
	2012*		2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$35.12		$33.89	$29.93	$26.97	$41.57		$45.03	$41.17

Net investment income (loss)	0.32	(a)	0.57 (a)	0.43 (a)	0.45 (a)	0.54		0.77	0.63
Net realized and unrealized gain (loss) on investments	3.96		1.22	3.96	3.14	(14.62)		1.94	7.59

Total from investment operations	4.28		1.79	4.39	3.59	(14.08)		2.71	8.22

Less dividends and distributions:
From net investment income	(0.31)		(0.56)	(0.43)	(0.63)	(0.52)		(0.76)	(0.63)
From net realized gain on investments	—		—	—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.31)		(0.56)	(0.43)	(0.63)	(0.52)		(6.17)	(4.36)

Net asset value at end of period	$39.09		$35.12	$33.89	$29.93	$26.97		$41.57	$45.03

Total investment return (b)	12.17	%(c)	5.23%	14.76%	13.86%	(34.18	%)(c)	6.20%	20.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74	%††	1.57%	1.35%	1.76%	1.79	% ††	1.63%	1.42%
Net expenses	0.90	%††	0.90%	0.90%	0.83%	0.80	% ††	0.80%	0.80%
Expenses (before waiver/reimbursement)	0.91	%††	0.93%	0.93%	1.02%	0.96	% ††	0.92%	0.88%
Portfolio turnover rate	32%		74%	64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$926,990		$725,422	$801,517	$705,425	$732,479		$1,041,210	$982,543

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class R1
	Six months ended April 30,		Year ended October 31,			January 1, 2008*** through October 31,		Year ended December 31,	September 1, 2006** through December 31,
	2012*		2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$35.14		$33.91	$29.94	$26.98	$41.59		$45.00	$44.82

Net investment income (loss)	0.32	(a)	0.53 (a)	0.40 (a)	0.39 (a)	0.52		0.77	0.22	(a)
Net realized and unrealized gain (loss) on investments	3.93		1.22	3.97	3.18	(14.64)		1.94	4.03

Total from investment operations	4.25		1.75	4.37	3.57	(14.12)		2.71	4.25

Less dividends and distributions:
From net investment income	(0.29)		(0.52)	(0.40)	(0.61)	(0.49)		(0.71)	(0.34)
From net realized gain on investments	—		—	—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.29)		(0.52)	(0.40)	(0.61)	(0.49)		(6.12)	(4.07)

Net asset value at end of period	$39.10		$35.14	$33.91	$29.94	$26.98		$41.59	$45.00

Total investment return (b)	12.09	%(c)	5.14%	14.67%	13.73%	(34.24	%)(c)	6.10%	9.67	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.71	%††	1.47%	1.24%	1.49%	1.66	% ††	1.72%	1.38	%††
Net expenses	0.99	%††	0.99%	1.01%	0.94%	0.90	% ††	0.90%	0.90	%††
Expenses (before waiver/reimbursement)	1.01	%††	1.03%	1.03%	1.11%	1.06	% ††	1.02%	0.99	%††
Portfolio turnover rate	32%		74%	64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$4,697		$3,869	$3,351	$2,268	$1,370		$1,097	$40

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class R2
	Six months ended April 30,		Year ended October 31,			January 1, 2008*** through October 31,		Year ended December 31,	September 1, 2006** through December 31,
	2012*		2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$35.08		$33.85	$29.90	$26.94	$41.54		$45.02	$44.82

Net investment income (loss)	0.24	(a)	0.44 (a)	0.30 (a)	0.33 (a)	0.44		0.63	0.12	(a)
Net realized and unrealized gain (loss) on investments	3.95		1.21	3.97	3.17	(14.62)		1.92	4.13

Total from investment operations	4.19		1.65	4.27	3.50	(14.18)		2.55	4.25

Less dividends and distributions:
From net investment income	(0.25)		(0.42)	(0.32)	(0.54)	(0.42)		(0.62)	(0.32)
From net realized gain on investments	—		—	—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.25)		(0.42)	(0.32)	(0.54)	(0.42)		(6.03)	(4.05)

Net asset value at end of period	$39.02		$35.08	$33.85	$29.90	$26.94		$41.54	$45.02

Total investment return (b)	11.94	%(c)	4.84%	14.36%	13.47%	(34.38	%)(c)	5.82%	9.58	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31	%††	1.22%	0.93%	1.27%	1.43	% ††	1.29%	0.77	%††
Net expenses	1.26	%††	1.28%	1.28%	1.19%	1.15	% ††	1.15%	1.15	%††
Expenses (before waiver/reimbursement)	1.26	%††	1.28%	1.28%	1.36%	1.31	% ††	1.27%	1.24	%††
Portfolio turnover rate	32%		74%	64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$8,565		$6,096	$4,313	$2,050	$781		$1,156	$1,161

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class R3
	Six months ended April 30,		Year ended October 31			January 1, 2008*** through October 31,		Year ended December 31,	September 1, 2006** through December 31,
	2012*		2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$35.04		$33.81	$29.89	$26.93	$41.52		$45.00	$44.82

Net investment income (loss)	0.23	(a)	0.33 (a)	0.22 (a)	0.23 (a)	0.38		0.57	0.13	(a)
Net realized and unrealized gain (loss) on investments	3.90		1.23	3.97	3.21	(14.61)		1.86	4.06

Total from investment operations	4.13		1.56	4.19	3.44	(14.23)		2.43	4.19

Less dividends and distributions:
From net investment income	(0.23)		(0.33)	(0.27)	(0.48)	(0.36)		(0.50)	(0.28)
From net realized gain on investments	—		—	—	—	—		(5.41)	(3.73)

Total dividends and distributions	(0.23)		(0.33)	(0.27)	(0.48)	(0.36)		(5.91)	(4.01)

Net asset value at end of period	$38.94		$35.04	$33.81	$29.89	$26.93		$41.52	$45.00

Total investment return (b)	11.78	%(c)	4.59%	14.07%	13.22%	(34.51	%)(c)	5.55%	9.49	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25	%††	0.92%	0.70%	0.88%	1.16	% ††	0.98%	0.86	%††
Net expenses	1.51	%††	1.53%	1.53%	1.45%	1.40	% ††	1.40%	1.40	%††
Expenses (before waiver/reimbursement)	1.51	%††	1.53%	1.53%	1.60%	1.57	% ††	1.52%	1.49	%††
Portfolio turnover rate	32%		74%	64%	93%	106%		71%	80%
Net assets at end of period (in 000’s)	$3,058		$2,864	$2,257	$365	$72		$67	$27

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay ICAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay ICAP Select Equity Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% I nitial Sales Charge	With sales charges	5.80%	–6.58%	–0.97%	5.55%	1.43%
		Excluding sales charges	11.95	–1.14	0.16	6.14	1.43
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	5.89	–6.37	–0.79	5.64	1.21
		Excluding sales charges	12.05	–0.92	0.34	6.24	1.21
Class B Shares[5]	Maximum 5% CDSC	With sales charges	6.52	–6.76	–0.98	5.35	2.18
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	11.52	–1.89	–0.58	5.35	2.18
Class C Shares[4]	Maximum 1% CDSC	With sales charges	10.49	–2.89	–0.59	5.35	2.18
	if Redeemed Within One Year of Purchase	Excluding sales charges	11.49	–1.92	–0.59	5.35	2.18
Class I Shares	No Sales Charge		12.22	–0.66	0.63	6.53	0.96
Class R1 Shares[4]	No Sales Charge		12.12	–0.83	0.49	6.40	1.06
Class R2 Shares[4]	No Sales Charge		11.97	–1.06	0.24	6.14	1.31
Class R3 Shares[4]	No Sales Charge		11.81	–1.34	0.00	5.87	1.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006, ICAP Select Equity Fund was renamed MainStay ICAP Select Equity Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares might have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these share classes might have been different.
5.	Performance figures for Class B shares, first offered on November 13, 2009, include the historical performance of Class I shares through November 12, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Class B shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	23

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Value Index[6]	11.62%	1.03%	–1.73%	4.83%
S&P 500® Index[7]	12.77	4.76	1.01	4.71
Average Lipper Large-Cap Value Fund[8]	11.18	–0.48	–1.70	3.97

6.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. As of February 28, 2012, the Fund selected the Russell 1000® Value Index as its primary benchmark as a replacement for the S&P 500® Index. The Fund selected the Russell 1000® Value Index as its primary benchmark because it believes that this index is more reflective of its current investment style. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

The average Lipper large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

24	MainStay ICAP Select Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay ICAP Select Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,119.50	$7.54	$1,017.80	$7.17

Class A Shares	$1,000.00	$1,120.50	$6.22	$1,019.00	$5.92

Class B Shares	$1,000.00	$1,115.20	$11.46	$1,014.00	$10.92

Class C Shares	$1,000.00	$1,114.90	$11.46	$1,014.00	$10.92

Class I Shares	$1,000.00	$1,122.20	$4.75	$1,020.40	$4.52

Class R1 Shares	$1,000.00	$1,121.20	$5.54	$1,019.60	$5.27

Class R2 Shares	$1,000.00	$1,119.70	$6.85	$1,018.40	$6.52

Class R3 Shares	$1,000.00	$1,118.10	$8.37	$1,017.00	$7.97

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.43% for Investor Class, 1.18% for Class A, 2.18% for Class B and Class C, 0.90% for Class I, 1.05% for Class R1, 1.30% for Class R2 and 1.59% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	25

Industry Composition as of April 30, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	13.5%
Pharmaceuticals	9.9
Media	8.3
Diversified Financial Services	6.3
Household Products	6.2
Software	6.1
Semiconductors & Semiconductor Equipment	5.8
Commercial Banks	5.2
Communications Equipment	4.6
Aerospace & Defense	4.4
Wireless Telecommunication Services	4.4
Consumer Finance	3.5

Auto Components	3.4%
Industrial Conglomerates	3.1
Chemicals	2.5
Insurance	2.5
Health Care Equipment & Supplies	2.2
Food Products	1.9
Beverages	1.3
Machinery	0.8
Short-Term Investment	3.9
Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 29 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Pfizer, Inc.
2.	Procter & Gamble Co. (The)
3.	Microsoft Corp.
4.	Time Warner, Inc.
5.	Cisco Systems, Inc.
6.	ExxonMobil Corp.
7.	Honeywell International, Inc.
8.	Vodafone Group PLC, Sponsored ADR
9.	JPMorgan Chase & Co.
10.	Texas Instruments, Inc.

26	MainStay ICAP Select Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Select Equity Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay ICAP Select Equity Fund returned 11.95% for Investor Class shares, 12.05% for Class A shares, 11.52% for Class B shares and 11.49% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 12.22%, Class R1 shares returned 12.12%, Class R2 shares returned 11.97% and Class R3 shares returned 11.81%. All share classes outperformed the 11.18% return of the average Lipper1 large-cap value fund. With the exception of Class B and Class C shares, all share classes outperformed the 11.62% return of the Russell 1000® Value Index2 for the six months ended April 30, 2012. All share classes underperformed the 12.77% return of the S&P 500® Index3 for the six months ended April 30, 2012. Going forward, the Russell 1000® Value Index will serve as the Fund’s broad-based securities-market index. The Fund selected the Russell 1000® Value Index because the Subadvisor believes that this Index is more reflective of the Fund’s current investment style. The S&P 500® Index is now a secondary benchmark of the Fund. See page 23 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting the following proposals to shareholders: (i) approval of a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy; and (ii) approval of revisions to the fundamental investment restrictions for the Fund.

On or about March 19, 2012, a proxy statement containing specific details regarding these proposed changes was sent to shareholders. Shareholders approved the reorganization at a special meeting held on May 21, 2012. The reorganization took place on May 25, 2012.

Also, as noted above, the Fund’s broad-based securities-market index was changed to the Russell 1000® Value Index.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the Russell 1000® Value Index. Favorable stock selection in the financials and industrials sectors added to the Fund’s relative performance. Stock selection in the consumer discretionary and consumer staples sectors, however, detracted from performance relative to the Fund’s benchmark. The Fund benefited by being absent from the utilities sector, which performed poorly during the reporting period. An underweight position in the industrials sector, on the other hand, detracted from the Fund’s performance relative to the Russell 1000® Value Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest positive contributions to the Fund’s performance relative to the Russell 1000® Value Index were the financials, health care and utilities sectors. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the financials and health care sectors, and the Fund benefited by being absent from the utilities sector, which performed poorly during the reporting period.

The sectors that detracted the most from the Fund’s performance relative to the Russell 1000® Value Index were consumer discretionary, consumer staples and telecommunication services. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were pharmaceutical company Pfizer, software giant Microsoft and diversified financial services firm JPMorgan Chase. Pfizer had strong performance during the reporting period, as investors approved of the company’s plan to spin off its nutrition unit. Microsoft’s stock benefited as margins improved through tight cost control. In addition, new products for the tablet and smartphone market segments offered prospects for improved growth. JPMorgan Chase continued to gain market share. The company also increased its dividend and its share repurchase target. All three positions remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included natural gas producer Southwestern Energy, semiconductor equipment maker Applied Materials and auto parts

1.	See footnote on page 24 for more information about Lipper Inc.
2.	See footnote on page 24 for more information on the Russell 1000® Value Index.
3.	See footnote on page 24 for more information on the S&P 500® Index.

mainstayinvestments.com	27

manufacturer Johnson Controls. Results at Southwestern Energy were hampered by continued low prices for natural gas. Applied Materials underperformed as weakness in its display and solar business units caused the company to reduce its earnings outlook. Johnson Controls lagged because of operational issues at manufacturing facilities and lower-than-expected battery sales. All three stocks remained in the Fund at the end of the reporting period. We believed that these companies were well-positioned in their respective industries and had attractive valuation and performance catalysts.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added consumer finance company Capital One Financial because we believe that their decision to acquire ING Direct bank and the credit card portfolio of HSBC could only enhance Capital One’s long-term earnings power. We also added a position in integrated oil and gas producer ConocoPhillips. We believed that the company’s ongoing restructuring efforts may exceed analysts’ expectations and that management may deploy cash in shareholder-friendly ways.

In addition to the sales already mentioned, we sold the Fund’s holdings in diversified health care company Johnson & Johnson and integrated resort operator Las Vegas Sands. Both positions were sold because we believed that other stocks had greater upside potential and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure relative to the Russell 1000® Value Index in the industrials and energy sectors. Despite the increase in industrials, the Fund remained underweight relative to the Index in the sector. In energy, the Fund moved from an underweight to an overweight position relative to the Russell 1000® Value Index.

During the reporting period, the Fund decreased its sector weightings relative to the Russell 1000® Value Index in the health care and consumer staple sectors. In the health care sector, the Fund moved from an overweight position relative to the Index to a neutral position. In the consumer staples sector, the Fund remained overweight relative to the Russell 1000® Value Index, but at a reduced level.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund was most significantly overweight relative to the Russell 1000® Value Index in the information technology and telecommunication services sectors. As of the same date, the Fund was most significantly underweight relative to the Index in utilities and financials. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

28	MainStay ICAP Select Equity Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 95.9%†
Aerospace & Defense 4.4%
♦Honeywell International, Inc.	2,771,624	$168,126,712

Auto Components 3.4%
Johnson Controls, Inc.	4,125,075	131,878,648

Beverages 1.3%
Coca-Cola Co. (The)	645,365	49,254,257

Chemicals 2.5%
Monsanto Co.	1,250,553	95,267,128

Commercial Banks 5.2%
BB&T Corp.	3,038,908	97,366,612
Wells Fargo & Co.	3,017,235	100,866,166

		198,232,778

Communications Equipment 4.6%
♦Cisco Systems, Inc.	8,826,487	177,853,713

Consumer Finance 3.5%
Capital One Financial Corp.	2,397,522	133,014,521

Diversified Financial Services 6.3%
Citigroup, Inc.	2,501,557	82,651,443
♦JPMorgan Chase & Co.	3,676,984	158,036,773

		240,688,216

Food Products 1.9%
Archer-Daniels-Midland Co.	2,411,091	74,333,936

Health Care Equipment & Supplies 2.2%
Covidien PLC	1,503,127	83,017,704

Household Products 6.2%
♦Procter & Gamble Co. (The)	3,748,539	238,557,022

Industrial Conglomerates 3.1%
General Electric Co.	5,972,865	116,948,697

Insurance 2.5%
MetLife, Inc.	2,630,713	94,784,589

Machinery 0.8%
Cummins, Inc.	263,745	30,549,583

	Shares	Value

Media 8.3%
♦Time Warner, Inc.	5,369,281	$201,133,266
Viacom, Inc. Class B	2,498,744	115,916,734

		317,050,000

Oil, Gas & Consumable Fuels 13.5%
ConocoPhillips	1,556,835	111,516,091
♦ExxonMobil Corp.	2,047,414	176,773,725
Marathon Petroleum Corp.	1,195,680	49,752,245
Occidental Petroleum Corp.	1,373,245	125,267,409
Southwestern Energy Co. (a)	1,742,716	55,034,971

		518,344,441

Pharmaceuticals 9.9%
Merck & Co., Inc.	1,185,056	46,501,597
♦Pfizer, Inc.	11,198,703	256,786,260
Sanofi, Sponsored ADR (b)	2,017,306	77,020,743

		380,308,600

Semiconductors & Semiconductor Equipment 5.8%
Applied Materials, Inc.	6,537,959	78,390,128
♦Texas Instruments, Inc.	4,551,000	145,358,940

		223,749,068

Software 6.1%
♦Microsoft Corp.	7,285,806	233,291,508

Wireless Telecommunication Services 4.4%
♦Vodafone Group PLC, Sponsored ADR (b)	6,008,051	167,204,059

Total Common Stocks (Cost $3,046,398,150)		3,672,455,180

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 3.9%
Repurchase Agreement 3.9%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $149,534,147 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 10/31/17, with a Principal Amount of $145,450,000 and a Market Value of $152,529,342)	$149,534,106	$149,534,106

Total Short-Term Investment (Cost $149,534,106)		149,534,106

Total Investments (Cost $3,195,932,256) (c)	99.8%	3,821,989,286
Other Assets, Less Liabilities	0.2	7,091,623
Net Assets	100.0%	$3,829,080,909
(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	As of April 30, 2012, cost is $3,234,997,414 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$660,018,883
Gross unrealized depreciation	(73,027,011)

Net unrealized appreciation	$586,991,872

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$3,672,455,180	$—	$—	$3,672,455,180
Short-Term Investment
Repurchase Agreement	—	149,534,106	—	149,534,106

Total Investments in Securities	$3,672,455,180	$149,534,106	$—	$3,821,989,286

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

30	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $3,195,932,256)	$3,821,989,286
Receivables:
Fund shares sold	9,322,654
Investment securities sold	7,712,268
Dividends and interest	3,826,376
Other assets	186,359

Total assets	3,843,036,943

Liabilities
Payables:
Investment securities purchased	5,789,964
Fund shares redeemed	4,217,359
Manager (See Note 3)	2,246,608
Transfer agent (See Note 3)	951,331
NYLIFE Distributors (See Note 3)	308,830
Shareholder communication	260,627
Professional fees	172,270
Trustees	9,045

Total liabilities	13,956,034

Net assets	$3,829,080,909

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$102,975
Additional paid-in capital	3,751,802,363

3,751,905,338
Undistributed net investment income	2,767,126
Accumulated net realized gain (loss) on investments	(551,648,585)
Net unrealized appreciation (depreciation) on investments	626,057,030

Net assets	$3,829,080,909

Investor Class
Net assets applicable to outstanding shares	$182,547,431

Shares of beneficial interest outstanding	4,914,269

Net asset value per share outstanding	$37.15
Maximum sales charge (5.50% of offering price)	2.16

Maximum offering price per share outstanding	$39.31

Class A
Net assets applicable to outstanding shares	$585,279,501

Shares of beneficial interest outstanding	15,753,734

Net asset value per share outstanding	$37.15
Maximum sales charge (5.50% of offering price)	2.16

Maximum offering price per share outstanding	$39.31

Class B
Net assets applicable to outstanding shares	$60,714,343

Shares of beneficial interest outstanding	1,648,137

Net asset value and offering price per share outstanding	$36.84

Class C
Net assets applicable to outstanding shares	$102,283,338

Shares of beneficial interest outstanding	2,776,829

Net asset value and offering price per share outstanding	$36.83

Class I
Net assets applicable to outstanding shares	$2,835,132,995

Shares of beneficial interest outstanding	76,184,249

Net asset value and offering price per share outstanding	$37.21

Class R1
Net assets applicable to outstanding shares	$25,641,597

Shares of beneficial interest outstanding	688,839

Net asset value and offering price per share outstanding	$37.22

Class R2
Net assets applicable to outstanding shares	$23,083,784

Shares of beneficial interest outstanding	621,338

Net asset value and offering price per share outstanding	$37.15

Class R3
Net assets applicable to outstanding shares	$14,397,920

Shares of beneficial interest outstanding	388,048

Net asset value and offering price per share outstanding	$37.10

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$51,643,905
Interest	4,592

Total income	51,648,497

Expenses
Manager (See Note 3)	14,855,883
Transfer agent (See Note 3)	3,123,869
Distribution/Service—Investor Class (See Note 3)	228,890
Distribution/Service—Class A (See Note 3)	738,680
Distribution/Service—Class B (See Note 3)	314,038
Distribution/Service—Class C (See Note 3)	492,600
Distribution/Service—Class R2 (See Note 3)	27,316
Distribution/Service—Class R3 (See Note 3)	33,832
Shareholder communication	337,450
Professional fees	168,666
Registration	104,619
Trustees	53,288
Shareholder service (See Note 3)	28,774
Custodian	14,732
Miscellaneous	68,789

Total expenses before waiver/reimbursement	20,591,426
Expense waiver/reimbursement from Manager (See Note 3)	(1,424,498)

Net expenses	19,166,928

Net investment income (loss)	32,481,569

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (b)	83,463,576
Net change in unrealized appreciation (depreciation) on investments	310,675,672

Net realized and unrealized gain (loss) on investments	394,139,248

Net increase (decrease) in net assets resulting from operations	$426,620,817

(a)	Dividends recorded net of foreign withholding taxes in the amount of $55,236.

(b)	Includes realized gains of $1,170,138 due to an in-kind redemption. (See Note 10)

32	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$32,481,569	$49,329,958
Net realized gain (loss) on investments (a)	83,463,576	77,235,932
Net change in unrealized appreciation (depreciation) on investments	310,675,672	(37,365,800)

Net increase (decrease) in net assets resulting from operations	426,620,817	89,200,090

Dividends to shareholders:
From net investment income:
Investor Class	(1,240,919)	(1,889,805)
Class A	(4,609,852)	(7,150,175)
Class B	(225,948)	(286,942)
Class C	(332,759)	(409,925)
Class I	(25,187,746)	(37,555,367)
Class R1	(188,469)	(272,453)
Class R2	(156,293)	(268,316)
Class R3	(81,362)	(128,405)

Total dividends to shareholders	(32,023,348)	(47,961,388)

Capital share transactions:
Net proceeds from sale of shares	570,811,959	1,531,458,603
Net asset value of shares issued to shareholders in reinvestment of dividends	28,647,200	41,828,636
Cost of shares redeemed (b)	(806,544,227)	(912,367,908)

Increase (decrease) in net assets derived from capital share transactions	(207,085,068)	660,919,331

Net increase (decrease) in net assets	187,512,401	702,158,033

Net Assets
Beginning of period	3,641,568,508	2,939,410,475

End of period	$3,829,080,909	$3,641,568,508

Undistributed net investment income at end of period	$2,767,126	$2,308,905

(a)	Includes realized gains of $1,170,138 due to in-kind redemptions during the period ended April 30, 2012. (See Note 10)

(b)	Includes in-kind redemptions in the amount of $36,596,388 during the period ended April 30, 2012. (See Note 10)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			April 29, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$33.41		$33.06	$28.68	$25.62	$36.87

Net investment income (loss)	0.24	(a)	0.38	0.22 (a)	0.25	0.25	(a)
Net realized and unrealized gain (loss) on investments	3.74		0.32	4.38	3.10	(11.25)

Total from investment operations	3.98		0.70	4.60	3.35	(11.00)

Less dividends:
From net investment income	(0.24)		(0.35)	(0.22)	(0.29)	(0.25)

Net asset value at end of period	$37.15		$33.41	$33.06	$28.68	$25.62

Total investment return (b)	11.95	%(c)	2.08%	16.12%	13.33%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36	%††	1.08%	0.71%	0.99%	1.49	% ††
Net expenses	1.43	%††	1.43%	1.47%	1.30%	1.15	% ††
Expenses (before waiver/reimbursement)	1.43	%††	1.43%	1.51%	1.45%	1.31	% ††
Portfolio turnover rate	29%		71%	55%	101%	117%
Net assets at end of period (in 000’s)	$182,547		$181,060	$185,828	$9,808	$7,601

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

34	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,			January 1, 2008*** through October 31,		Year ended December 31,	September 1, 2006** through December 31,
	2012*		2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.42		$33.07	$28.69	$25.62	$38.79		$41.60	$39.46

Net investment income (loss)	0.27	(a)	0.46	0.31 (a)	0.32	0.42	(a)	0.48 (a)	0.24	(a)
Net realized and unrealized gain (loss) on investments	3.74		0.33	4.38	3.09	(13.18)		2.23	3.62

Total from investment operations	4.01		0.79	4.69	3.41	(12.76)		2.71	3.86

Less dividends and distributions:
From net investment income	(0.28)		(0.44)	(0.31)	(0.34)	(0.41)		(0.51)	(0.29)
From net realized gain on investments	—		—	—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.28)		(0.44)	(0.31)	(0.34)	(0.41)		(5.52)	(1.72)

Net asset value at end of period	$37.15		$33.42	$33.07	$28.69	$25.62		$38.79	$41.60

Total investment return (b)	12.05	%(c)	2.35%	16.46%	13.58%	(33.14	%)(c)	6.62%	9.84	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%††	1.33%	1.01%	1.21%	1.47	% ††	1.09%	1.73	%††
Net expenses	1.18	%††	1.18%	1.18%	1.09%	1.10	% ††	1.15%	1.20	%††
Expenses (before waiver/reimbursement)	1.24	%††	1.21%	1.23%	1.28%	1.24	% ††	1.26%	1.29	%††
Portfolio turnover rate	29%		71%	55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$585,280		$542,404	$478,386	$190,956	$142,130		$161,070	$16,514

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,	November 13, 2009** through October 31,
	2012*		2011	2010
Net asset value at beginning of period	$33.15		$32.84	$29.93

Net investment income (loss)	0.11	(a)	0.10	(0.01	)(a)
Net realized and unrealized gain (loss) on investments	3.70		0.34	2.99

Total from investment operations	3.81		0.44	2.98

Less dividends:
From net investment income	(0.12)		(0.13)	(0.07)

Net asset value at end of period	$36.84		$33.15	$32.84

Total investment return (b)	11.52	%(c)	1.32%	9.98	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66	%††	0.35%	(0.04	%)††
Net expenses	2.18	%††	2.18%	2.22	% ††
Expenses (before waiver/reimbursement)	2.18	%††	2.18%	2.26	% ††
Portfolio turnover rate	29%		71%	55%
Net assets at end of period (in 000’s)	$60,714		$64,649	$85,952

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

36	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000	0000000000000		0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,				January 1, 2008*** through October 31,		Year ended December 31,	September 1, 2006** through December 31,
	2012*		2011	2010		2009	2008		2007	2006
Net asset value at beginning of period	$33.15		$32.84	$28.56		$25.53	$38.68		$41.56	$39.46

Net investment income (loss)	0.10	(a)	0.12	(0.01	)(a)	0.07	0.18	(a)	0.14 (a)	0.13	(a)
Net realized and unrealized gain (loss) on investments	3.70		0.33	4.36		3.09	(13.12)		2.24	3.63

Total from investment operations	3.80		0.45	4.35		3.16	(12.94)		2.38	3.76

Less dividends and distributions:
From net investment income	(0.12)		(0.14)	(0.07)		(0.13)	(0.21)		(0.25)	(0.23)
From net realized gain on investments	—		—	—		—	—		(5.01)	(1.43)

Total dividends and distributions	(0.12)		(0.14)	(0.07)		(0.13)	(0.21)		(5.26)	(1.66)

Net asset value at end of period	$36.83		$33.15	$32.84		$28.56	$25.53		$38.68	$41.56

Total investment return (b)	11.49	%(c)	1.32%	15.25%		12.50%	(33.59	%)(c)	5.83%	9.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60	%††	0.34%	(0.02%)		0.28%	0.65	% ††	0.33%	0.91	%††
Net expenses	2.18	%††	2.18%	2.22%		2.05%	1.91	% ††	1.90%	1.95	%††
Expenses (before waiver/reimbursement)	2.18	%††	2.18%	2.26%		2.21%	2.05	% ††	2.01%	2.04	%††
Portfolio turnover rate	29%		71%	55%		101%	117%		123%	115%
Net assets at end of period (in 000’s)	$102,283		$95,887	$95,241		$55,841	$47,831		$45,789	$3,293

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,			January 1, 2008*** through October 31,		Year ended December 31,
	2012*		2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.47		$33.12	$28.74	$25.67	$38.84		$41.62	$36.17

Net investment income (loss)	0.33	(a)	0.55	0.41 (a)	0.37	0.51	(a)	0.64 (a)	0.57 (a)
Net realized and unrealized gain (loss) on investments	3.74		0.34	4.37	3.10	(13.20)		2.21	6.83

Total from investment operations	4.07		0.89	4.78	3.47	(12.69)		2.85	7.40

Less dividends and distributions:
From net investment income	(0.33)		(0.54)	(0.40)	(0.40)	(0.48)		(0.62)	(0.52)
From net realized gain on investments	—		—	—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.33)		(0.54)	(0.40)	(0.40)	(0.48)		(5.63)	(1.95)

Net asset value at end of period	$37.21		$33.47	$33.12	$28.74	$25.67		$38.84	$41.62

Total investment return (b)	12.22	%(c)	2.63%	16.77%	13.89%	(32.99	%)(c)	6.95%	20.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89	%††	1.61%	1.32%	1.50%	1.78	% ††	1.44%	1.45%
Net expenses	0.90	%††	0.90%	0.90%	0.83%	0.80	% ††	0.80%	0.80%
Expenses (before waiver/reimbursement)	0.99	%††	0.96%	0.98%	1.03%	0.94	% ††	0.91%	0.88%
Portfolio turnover rate	29%		71%	55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$2,835,133		$2,702,189	$2,041,651	$1,454,261	$1,296,268		$1,863,460	$1,519,408

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

38	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class R1
	Six months ended April 30,		Year ended October 31,			January 1, 2008*** through October 31,		Year ended December 31,	September 1, 2006** through December 31,
	2012*		2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.48		$33.13	$28.74	$25.68	$38.85		$41.62	$39.46

Net investment income (loss)	0.30	(a)	0.51	0.35 (a)	0.35	0.42	(a)	0.59 (a)	0.26	(a)
Net realized and unrealized gain (loss) on investments	3.74		0.33	4.39	3.08	(13.13)		2.24	3.63

Total from investment operations	4.04		0.84	4.74	3.43	(12.71)		2.83	3.89

Less dividends and distributions:
From net investment income	(0.30)		(0.49)	(0.35)	(0.37)	(0.46)		(0.59)	(0.30)
From net realized gain on investments	—		—	—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.30)		(0.49)	(0.35)	(0.37)	(0.46)		(5.60)	(1.73)

Net asset value at end of period	$37.22		$33.48	$33.13	$28.74	$25.68		$38.85	$41.62

Total investment return (b)	12.12	%(c)	2.47%	16.60%	13.69%	(33.03	%)(c)	6.87%	9.94	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.68	%††	1.45%	1.12%	1.23%	1.55	% ††	1.33%	1.89	%††
Net expenses	1.05	%††	1.06%	1.08%	0.98%	0.91	% ††	0.90%	0.90	%††
Expenses (before waiver/reimbursement)	1.09	%††	1.06%	1.08%	1.13%	1.06	% ††	1.01%	0.99	%††
Portfolio turnover rate	29%		71%	55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$25,642		$20,156	$15,583	$13,628	$5,286		$1,440	$63

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	39

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class R2
	Six months ended April 30,		Year ended October 31,			January 1, 2008*** through October 31,		Year ended December 31,	September 1, 2006** through December 31,
	2012*		2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.42		$33.07	$28.69	$25.63	$38.80		$41.60	$39.46

Net investment income (loss)	0.26	(a)	0.40	0.27 (a)	0.26	0.40	(a)	0.53 (a)	0.17	(a)
Net realized and unrealized gain (loss) on investments	3.72		0.35	4.38	3.11	(13.18)		2.18	3.68

Total from investment operations	3.98		0.75	4.65	3.37	(12.78)		2.71	3.85

Less dividends and distributions:
From net investment income	(0.25)		(0.40)	(0.27)	(0.31)	(0.39)		(0.50)	(0.28)
From net realized gain on investments	—		—	—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.25)		(0.40)	(0.27)	(0.31)	(0.39)		(5.51)	(1.71)

Net asset value at end of period	$37.15		$33.42	$33.07	$28.69	$25.63		$38.80	$41.60

Total investment return (b)	11.97	%(c)	2.21%	16.29%	13.46%	(33.18	%)(c)	6.56%	9.85	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48	%††	1.21%	0.88%	1.07%	1.42	% ††	1.18%	1.25	%††
Net expenses	1.30	%††	1.31%	1.33%	1.22%	1.15	% ††	1.15%	1.15	%††
Expenses (before waiver/reimbursement)	1.34	%††	1.31%	1.33%	1.38%	1.29	% ††	1.26%	1.24	%††
Portfolio turnover rate	29%		71%	55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$23,084		$21,933	$24,776	$11,099	$10,796		$12,712	$27

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

40	MainStay ICAP Select Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class R3
	Six months ended April 30,		Year ended October 31,			January 1, 2008*** through October 31,		Year ended December 31,	September 1, 2006** through December 31,
	2012*		2011	2010	2009	2008		2007	2006
Net asset value at beginning of period	$33.38		$33.02	$28.66	$25.60	$38.76		$41.58	$39.46

Net investment income (loss)	0.21	(a)	0.34	0.18 (a)	0.21	0.28	(a)	0.31 (a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	3.72		0.33	4.38	3.10	(13.10)		2.29	3.67

Total from investment operations	3.93		0.67	4.56	3.31	(12.82)		2.60	3.81

Less dividends and distributions:
From net investment income	(0.21)		(0.31)	(0.20)	(0.25)	(0.34)		(0.41)	(0.26)
From net realized gain on investments	—		—	—	—	—		(5.01)	(1.43)

Total dividends and distributions	(0.21)		(0.31)	(0.20)	(0.25)	(0.34)		(5.42)	(1.69)

Net asset value at end of period	$37.10		$33.38	$33.02	$28.66	$25.60		$38.76	$41.58

Total investment return (b)	11.81	%(c)	1.99%	15.97%	13.16%	(33.29	%)(c)	6.30%	9.77	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19	%††	0.98%	0.58%	0.78%	1.02	% ††	0.70%	1.00	%††
Net expenses	1.59	%††	1.56%	1.58%	1.47%	1.40	% ††	1.40%	1.40	%††
Expenses (before waiver/reimbursement)	1.59	%††	1.56%	1.58%	1.63%	1.55	% ††	1.51%	1.49	%††
Portfolio turnover rate	29%		71%	55%	101%	117%		123%	115%
Net assets at end of period (in 000’s)	$14,398		$13,291	$11,994	$4,558	$2,963		$185	$27

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	41

MainStay ICAP Global Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Since Inception (4/30/08)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.42 7.32%	–13.00 –7.93%	–3.02 –1.64%	1.62 1.62%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.43 7.33	–12.94 –7.88	–2.93 –1.55	1.42 1.42
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.96 6.96	–9.42 –8.51	–2.33 –2.33	2.37 2.37
Class I Shares	No Sales Charge		7.57	–7.57	–1.31	1.17

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

42	MainStay ICAP Global Fund

Benchmark Performance	Six Months	One Year	Since Inception
MSCI World Index[3]	7.54%	–4.63%	–1.60%
Average Lipper Global Large-Cap Value Fund[4]	5.71	–7.74	–3.70

3.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
4.	The average Lipper global large-cap value fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap value funds typically have a below average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	43

Cost in Dollars of a $1,000 Investment in MainStay ICAP Global Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,073.20	$6.19	$1,018.90	$6.02

Class A Shares	$1,000.00	$1,073.30	$5.93	$1,019.10	$5.77

Class C Shares	$1,000.00	$1,069.60	$10.03	$1,015.20	$9.77

Class I Shares	$1,000.00	$1,075.70	$4.64	$1,020.40	$4.52

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.20% for Investor Class, 1.15% for Class A, 1.95% for Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

44	MainStay ICAP Global Fund

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 48 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Pfizer, Inc.

2.	Vodafone Group PLC, Sponsored ADR

3.	Procter & Gamble Co. (The)

4.	Time Warner, Inc.

5.	Novartis A.G.
6.	Microsoft Corp.

7.	ENI S.p.A.

8.	Sanofi

9.	ExxonMobil Corp.

10.	Nissan Motor Co., Ltd.

mainstayinvestments.com	45

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP Global Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay ICAP Global Fund returned 7.32% for Investor Class shares, 7.33% for Class A shares and 6.96% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 7.57%. All share classes outperformed the 5.71% return of the average Lipper1 global large-cap value fund for the six months ended April 30, 2012. Class I shares outperformed—and Class A, Class C and Investor Class shares underperformed—the 7.54% return of the MSCI World Index2 for the same period. The MSCI World Index is the Fund’s broad-based securities-market index. See page 42 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees, approved a change to the Fund’s investment objective. Effective February 28, 2012, the Fund’s investment objective is to seek total return.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI World Index. Favorable stock selection in the financials and materials sectors added to the Fund’s relative performance, as did an overweight position in the financials sector. Stock selection in the information technology and consumer staples sectors detracted from the Fund’s relative performance, as did an overweight position in the telecommunication services sector.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI World Index were financials, health care and materials. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in each case. The sectors that detracted the most from the Fund’s performance relative to the MSCI World Index were information technology, consumer staples and telecommunication services. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were pharmaceutical company Pfizer, software giant Microsoft and retail and commercial bank Wells Fargo. Pfizer had strong performance during the reporting period, as investors approved of the company’s plan to spin off its nutrition unit. Microsoft’s stock benefited as margins improved through tight cost control. In addition, new products for the tablet and smartphone segments offered prospects for improved growth. Wells Fargo continued to improve its results, integrate its Wachovia acquisition and increase its dividend. All three positions remained in the Fund at the end of the reporting period.

Major detractors from the Fund’s absolute performance included mobile phone maker Nokia, Dutch telecommunication provider KPN and Spanish bank Banco Bilbao Vizcaya Argentaria (BBVA). Nokia faced difficulties because of low-cost competitors in emerging markets. KPN underperformed when deteriorating economic conditions led to weak business results and a disappointing outlook. BBVA lagged because of ongoing concerns about the Spanish banking and sovereign debt markets. BBVA remained in the Fund at the end of the reporting period because we believed that the company was well-positioned in its industry, was attractively valued and had strong performance catalysts. KPN was sold in favor of other positions that we believed had greater potential upside and were more attractive on a relative-valuation basis. Nokia was sold because the company’s basic phone business faced ongoing risks from low-cost competitors.

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added a position in integrated oil and gas producer ConocoPhillips. We believe that the company’s ongoing restructuring efforts can exceed analysts’ expectations and that management will deploy cash in shareholder- friendly ways. We also added Singapore-based bank DBS Group Holdings. We believe that the stock will benefit from its management’s growth strategy, which is focused on trade finance, wealth management and the company’s non-Singapore banking franchises.

1.	See footnote on page 43 for more information about Lipper Inc.
2.	See footnote on page 43 for more information on the MSCI World Index.

46	MainStay ICAP Global Fund

In addition to the sales already mentioned, we sold the Fund’s positions in global mining company Rio Tinto and luxury auto maker BMW. Both positions were sold when we found other stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its exposure relative to the MSCI World Index in the financials and energy sectors. In both cases, the Fund moved from an underweight to an overweight position relative to the MSCI World Index.

During the reporting period, the Fund decreased its weightings relative to the MSCI World Index in the consumer discretionary and telecommunication services sectors. In the consumer discretionary sector, the Fund moved from an overweight position to a neutral position relative to the Index. In the telecom-munication services sector, the Fund remained overweight relative to the MSCI Word Index, but at a reduced level.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund was most significantly overweight relative to the MSCI World Index in the health care and financials sectors. As of the same date, the Fund was most significantly underweight relative to the Index in the consumer staples and information technology sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	47

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 95.9%†
Brazil 1.3%
Petroleo Brasileiro S.A., ADR (Oil, Gas & Consumable Fuels) (a)	26,900	$633,226

China 2.0%
China Communications Construction Co., Ltd. Class H (Construction & Engineering) (b)	368,200	370,162
China Construction Bank Corp. Class H (Commercial Banks)	785,600	612,591

		982,753

France 4.4%
Danone S.A. (Food Products)	10,800	759,831
♦Sanofi (Pharmaceuticals)	18,900	1,442,534

		2,202,365

Germany 2.1%
Bayer A.G. (Pharmaceuticals)	15,000	1,056,511

Hong Kong 1.0%
Wharf Holdings, Ltd. (The) (Real Estate Management & Development)	82,000	489,338

Ireland 2.1%
Covidien PLC (Health Care Equipment & Supplies)	19,400	1,071,462

Italy 3.0%
♦ENI S.p.A. (Oil, Gas & Consumable Fuels)	67,850	1,506,165

Japan 12.1%
Bridgestone Corp. (Auto Components)	37,400	892,372
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)	17,600	318,317
KOMATSU, Ltd. (Machinery)	23,100	669,796
Mitsubishi Corp. (Trading Companies & Distributors)	39,100	853,599
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	24,800	1,126,002
♦Nissan Motor Co., Ltd. (Automobiles)	128,900	1,349,704
Tokio Marine Holdings, Inc. (Insurance)	32,750	844,592

		6,054,382

Netherlands 1.3%
Akzo Nobel N.V. (Chemicals)	11,790	631,826

Norway 1.5%
DnB NOR ASA (Commercial Banks)	69,300	747,134

	Shares	Value

Portugal 1.3%
Energias de Portugal S.A. (Electric Utilities)	219,700	$628,165

Singapore 2.3%
DBS Group Holdings, Ltd. (Commercial Banks)	100,700	1,135,977

Spain 0.8%
Banco Bilbao Vizcaya Argentaria S.A. (Commercial Banks)	60,900	411,612

Switzerland 7.2%
ABB, Ltd. (Electrical Equipment) (b)	68,200	1,242,801
Holcim, Ltd. (Construction Materials) (b)	13,150	818,570
♦Novartis A.G. (Pharmaceuticals)	27,600	1,521,930

		3,583,301

United Kingdom 5.6%
Standard Chartered PLC (Commercial Banks)	48,362	1,182,009
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services) (a)	59,050	1,643,362

		2,825,371

United States 47.9%
Applied Materials, Inc. (Semiconductors & Semiconductor Equipment)	97,343	1,167,143
Archer-Daniels-Midland Co. (Food Products)	25,600	789,248
BB&T Corp. (Commercial Banks)	19,950	639,198
Capital One Financial Corp. (Consumer Finance)	18,950	1,051,346
Cisco Systems, Inc. (Communications Equipment)	66,950	1,349,042
Citigroup, Inc. (Diversified Financial Services)	19,350	639,324
ConocoPhillips (Oil, Gas & Consumable Fuels)	16,200	1,160,406
Cummins, Inc. (Machinery)	2,150	249,035
♦ExxonMobil Corp. (Oil, Gas & Consumable Fuels)	15,750	1,359,855
General Electric Co. (Industrial Conglomerates)	23,350	457,193
Honeywell International, Inc. (Aerospace & Defense)	17,850	1,082,781
Johnson Controls, Inc. (Auto Components)	24,950	797,651
JPMorgan Chase & Co. (Diversified Financial Services)	26,000	1,117,480
MetLife, Inc. (Insurance)	15,350	553,061
♦Microsoft Corp. (Software)	47,100	1,508,142
Monsanto Co. (Chemicals)	10,800	822,744
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	8,750	798,175
♦Pfizer, Inc. (Pharmaceuticals)	91,000	2,086,630
♦Procter & Gamble Co. (The) (Household Products)	24,950	1,587,818
Southwestern Energy Co. (Oil, Gas & Consumable Fuels) (b)	22,400	707,392

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

48	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United States (continued)
Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	27,250	$870,365
♦Time Warner, Inc. (Media)	41,200	1,543,352
Viacom, Inc. Class B (Media)	20,750	962,592
Wells Fargo & Co. (Commercial Banks)	19,300	645,199

		23,945,172

Total Common Stocks (Cost $43,337,530)		47,904,760

	Principal Amount	Value
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
United States 3.4%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $1,707,816 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 8/15/13, with a Principal Amount of $1,730,000 and a Market Value of $1,744,229) (Capital Markets)	$1,707,815	$1,707,815

Total Short-Term Investment (Cost $1,707,815)		1,707,815

Total Investments (Cost $45,045,345) (c)	99.3%	49,612,575
Other Assets, Less Liabilities	0.7	339,625
Net Assets	100.0%	$49,952,200

(a)	ADR—American Depositary Receipt.

(b)	Non-income producing security.

(c)	As of April 30, 2012, cost is $45,497,581 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$5,530,063
Gross unrealized depreciation	(1,415,069)

Net unrealized appreciation	$4,114,994

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$47,904,760	$—	$—	$47,904,760
Short-Term Investment
Repurchase Agreement	—	1,707,815	—	1,707,815

Total Investments in Securities	$47,904,760	$1,707,815	$—	$49,612,575

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

As of April 30, 2012, foreign securities with a total value of $16,930,848 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of April 30, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The table below sets forth the diversification of MainStay ICAP Global Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$1,082,781	2.2%
Auto Components	1,690,023	3.4
Automobiles	1,349,704	2.7
Capital Markets	1,707,815	3.4
Chemicals	1,454,570	2.9
Commercial Banks	5,373,720	10.8
Communications Equipment	1,349,042	2.7
Construction & Engineering	370,162	0.7
Construction Materials	818,570	1.6
Consumer Finance	1,051,346	2.1
Diversified Financial Services	1,756,804	3.5
Diversified Telecommunication Services	1,126,002	2.3
Electric Utilities	628,165	1.3
Electrical Equipment	1,242,801	2.5
Food Products	1,549,079	3.1
Health Care Equipment & Supplies	1,071,462	2.1
Household Products	1,587,818	3.2
Industrial Conglomerates	457,193	0.9
Insurance	1,397,653	2.8
Machinery	918,831	1.8
Media	2,505,944	5.0
Oil, Gas & Consumable Fuels	6,165,219	12.3
Pharmaceuticals	6,425,922	12.9
Real Estate Management & Development	489,338	1.0
Semiconductors & Semiconductor Equipment	2,037,508	4.1
Software	1,508,142	3.0
Trading Companies & Distributors	853,599	1.7
Wireless Telecommunication Services	1,643,362	3.3

	49,612,575	99.3
Other Assets, Less Liabilities	339,625	0.7

Net Assets	$49,952,200	100.0%

†	Percentages indicated are based on Fund net assets.

50	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $45,045,345)	$49,612,575
Cash denominated in foreign currencies (identified cost $32,957)	32,959
Receivables:
Investment securities sold	663,998
Dividends and interest	236,518
Fund shares sold	102
Other assets	39,812

Total assets	50,585,964

Liabilities
Payables:
Investment securities purchased	565,795
Professional fees	29,325
Manager (See Note 3)	22,382
Shareholder communication	8,905
Custodian	2,832
Transfer agent (See Note 3)	2,367
NYLIFE Distributors (See Note 3)	1,307
Trustees	143
Accrued expenses	708

Total liabilities	633,764

Net assets	$49,952,200

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,641
Additional paid-in capital	55,354,429

55,360,070
Undistributed net investment income	284,312
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,261,092)
Net unrealized appreciation (depreciation) on investments	4,567,230
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	1,680

Net assets	$49,952,200

Investor Class
Net assets applicable to outstanding shares	$638,324

Shares of beneficial interest outstanding	72,337

Net asset value per share outstanding	$8.82
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.33

Class A
Net assets applicable to outstanding shares	$4,407,512

Shares of beneficial interest outstanding	498,619

Net asset value per share outstanding	$8.84
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.35

Class C
Net assets applicable to outstanding shares	$314,117

Shares of beneficial interest outstanding	35,752

Net asset value and offering price per share outstanding	$8.79

Class I
Net assets applicable to outstanding shares	$44,592,247

Shares of beneficial interest outstanding	5,033,953

Net asset value and offering price per share outstanding	$8.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$687,996
Interest	44

Total income	688,040

Expenses
Manager (See Note 3)	204,451
Professional fees	25,067
Registration	24,842
Custodian	9,298
Transfer agent (See Note 3)	8,908
Distribution/Service—Investor Class (See Note 3)	725
Distribution/Service—Class A (See Note 3)	5,779
Distribution/Service—Class C (See Note 3)	1,693
Shareholder communication	6,852
Trustees	732
Miscellaneous	8,746

Total expenses before waiver/reimbursement	297,093
Expense waiver/reimbursement from Manager (See Note 3)	(58,666)

Net expenses	238,427

Net investment income (loss)	449,613

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,044,582
Foreign currency transactions	(9,873)

Net realized gain (loss) on investments and foreign currency transactions	1,034,709

Net change in unrealized appreciation (depreciation) on:
Investments	2,368,825
Translation of other assets and liabilities in foreign currencies	6,262

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,375,087

Net realized and unrealized gain (loss) on investments and foreign currency transactions	3,409,796

Net increase (decrease) in net assets resulting from operations	$3,859,409

(a)	Dividends recorded net of foreign withholding taxes in the amount of $33,437.

52	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$449,613	$885,697
Net realized gain (loss) on investments and foreign currency transactions	1,034,709	1,174,273
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,375,087	(3,045,577)

Net increase (decrease) in net assets resulting from operations	3,859,409	(985,607)

Dividends to shareholders:
From net investment income:
Investor Class	(2,768)	(7,201)
Class A	(23,917)	(73,325)
Class C	(520)	(2,203)
Class I	(290,800)	(763,342)

Total dividends to shareholders	(318,005)	(846,071)

Capital share transactions:
Net proceeds from sale of shares	688,812	7,644,241
Net asset value of shares issued to shareholders in reinvestment of dividends	317,176	841,932
Cost of shares redeemed	(4,967,024)	(2,087,598)

Increase (decrease) in net assets derived from capital share transactions	(3,961,036)	6,398,575

Net increase (decrease) in net assets	(419,632)	4,566,897

Net Assets
Beginning of period	50,371,832	45,804,935

End of period	$49,952,200	$50,371,832

Undistributed net investment income at end of period	$284,312	$152,704

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	53

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			April 30, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$8.26		$8.51	$7.67	$6.46	$10.00

Net investment income (loss)	0.07	(a)	0.13 (a)	0.10	0.11	0.08	(a)
Net realized and unrealized gain (loss) on investments	0.53		(0.25)	0.83	1.24	(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.60		(0.12)	0.93	1.35	(3.49)

Less dividends:
From net investment income	(0.04)		(0.13)	(0.09)	(0.14)	(0.05)

Redemption fee (b)	—		—	—	—	0.00	‡(a)

Net asset value at end of period	$8.82		$8.26	$8.51	$7.67	$6.46

Total investment return (c)	7.32	%(d)	(1.56%)	12.32%	21.46%	(35.07	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	% ††	1.50%	1.26%	1.57%	1.84	% ††
Net expenses	1.20	% ††	1.20%	1.20%	1.20%	1.20	% ††
Expenses (before waiver/reimbursement)	1.55	% ††	1.62%	1.72%	1.68%	2.18	% ††
Portfolio turnover rate	54%		71%	79%	106%	75%
Net assets at end of period (in 000’s)	$638		$558	$368	$209	$56

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

54	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000		0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,					April 30, 2008** through October 31,
	2012*		2011	2010		2009		2008
Net asset value at beginning of period	$8.28		$8.52	$7.68		$6.47		$10.00

Net investment income (loss)	0.07	(a)	0.13 (a)	0.12		0.10		0.09	(a)
Net realized and unrealized gain (loss) on investments	0.53		(0.24)	0.81		1.26		(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	0.60		(0.11)	0.93		1.36		(3.48)

Less dividends:
From net investment income	(0.04)		(0.13)	(0.09)		(0.15)		(0.05)

Redemption fee (b)	—		—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$8.84		$8.28	$8.52		$7.68		$6.47

Total investment return (c)	7.33	%(d)	(1.40%)	12.36%		21.49%		(34.97	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53	% ††	1.46%	1.30%		1.63%		2.02	% ††
Net expenses	1.15	% ††	1.15%	1.15%		1.15%		1.15	% ††
Expenses (before waiver/reimbursement)	1.38	% ††	1.42%	1.53%		1.46%		1.99	% ††
Portfolio turnover rate	54%		71%	79%		106%		75%
Net assets at end of period (in 000’s)	$4,408		$4,584	$2,398		$801		$374

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	55

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,			April 30, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$8.23		$8.48	$7.65	$6.45	$10.00

Net investment income (loss)	0.03	(a)	0.06 (a)	0.04	0.06	0.05	(a)
Net realized and unrealized gain (loss) on investments	0.54		(0.24)	0.83	1.24	(3.57)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.57		(0.18)	0.87	1.30	(3.52)

Less dividends:
From net investment income	(0.01)		(0.07)	(0.04)	(0.10)	(0.03)

Redemption fee (b)	—		—	—	—	0.00	‡(a)

Net asset value at end of period	$8.79		$8.23	$8.48	$7.65	$6.45

Total investment return (c)	6.96	%(d)	(2.19%)	11.45%	20.56%	(35.26	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72	%††	0.74%	0.49%	0.71%	1.15	% ††
Net expenses	1.95	%††	1.95%	1.95%	1.95%	1.95	% ††
Expenses (before waiver/reimbursement)	2.30	%††	2.37%	2.47%	2.42%	2.93	% ††
Portfolio turnover rate	54%		71%	79%	106%	75%
Net assets at end of period (in 000’s)	$314		$357	$172	$142	$20

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

56	MainStay ICAP Global Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,				April 30, 2008** through October 31,
	2012*		2011	2010		2009	2008
Net asset value at beginning of period	$8.30		$8.53	$7.69		$6.47	$10.00

Net investment income (loss)	0.08	(a)	0.16 (a)	0.12		0.13	0.10	(a)
Net realized and unrealized gain (loss) on investments	0.53		(0.24)	0.83		1.25	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00	‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.61		(0.08)	0.95		1.38	(3.48)

Less dividends:
From net investment income	(0.05)		(0.15)	(0.11)		(0.16)	(0.05)

Redemption fee (b)	—		—	0.00	‡(a)	—	0.00	‡(a)

Net asset value at end of period	$8.86		$8.30	$8.53		$7.69	$6.47

Total investment return (c)	7.57	%(d)	(1.23%)	12.56%		21.74%	(34.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.79	%††	1.78%	1.50%		2.02%	2.25	% ††
Net expenses	0.90	%††	0.90%	0.90%		0.90%	0.90	% ††
Expenses (before waiver/reimbursement)	1.13	%††	1.17%	1.27%		1.20%	1.74	% ††
Portfolio turnover rate	54%		71%	79%		106%	75%
Net assets at end of period (in 000’s)	$44,592		$44,873	$42,867		$37,680	$31,662

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	57

MainStay ICAP International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–3.02 2.62%	–18.03 –13.26%	–5.05 –3.97%	5.94 6.54%	1.44 1.44%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–2.91 2.74	–17.91 –13.13	–4.88 –3.80	6.03 6.63	1.29 1.29
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.29 2.29	–14.73 –13.88	–4.67 –4.67	5.75 5.75	2.19 2.19
Class I Shares	No Sales Charge		2.89	–12.82	–3.49	6.93	1.04
Class R1 Shares[4]	No Sales Charge		2.88	–12.91	–3.60	6.82	1.14
Class R2 Shares[4]	No Sales Charge		2.66	–13.22	–3.88	6.53	1.40
Class R3 Shares[4]	No Sales Charge		2.56	–13.42	–4.13	6.26	1.65

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Effective August 31, 2006 ICAP International Fund was renamed MainStay ICAP International Fund. At that time, the Fund’s existing no-load shares were redesignated as Class I shares.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on April 29, 2008, include the historical performance of Class A shares through April 28, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class shares might have been different.
4.	Performance figures for Class A, C, R1, R2 and R3 shares, first offered on September 1, 2006, include the historical performance of Class I shares through August 31, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance for these shares classes might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

58	MainStay ICAP International Fund

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index[5]	2.44%	–12.82%	–4.72%	5.42%
MSCI Europe Index[6]	1.65	–16.36	–5.62	5.26
Average Lipper International Large-Cap Core Fund[7]	3.92	–12.69	–4.56	4.64

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The MSCI Europe Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The average Lipper international large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	59

Cost in Dollars of a $1,000 Investment in MainStay ICAP International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,026.20	$7.30	$1,017.70	$7.27

Class A Shares	$1,000.00	$1,027.40	$6.55	$1,018.40	$6.52

Class C Shares	$1,000.00	$1,022.90	$11.07	$1,013.90	$11.02

Class I Shares	$1,000.00	$1,028.90	$4.79	$1,020.10	$4.77

Class R1 Shares	$1,000.00	$1,028.80	$5.30	$1,019.60	$5.27

Class R2 Shares	$1,000.00	$1,026.60	$7.05	$1,017.90	$7.02

Class R3 Shares	$1,000.00	$1,025.60	$8.31	$1,016.70	$8.27

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.45% for Investor Class, 1.30% for Class A, 2.20% for Class C, 0.95% for Class I, 1.05% for Class R1, 1.40% for Class R2 and 1.65% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

60	MainStay ICAP International Fund

Portfolio Compositionas of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 64 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	GlaxoSmithKline PLC

2.	Novartis A.G.

3.	Vodafone Group PLC, Sponsored ADR

4.	Danone S.A.

5.	ENI S.p.A.
6.	Sanofi

7.	Nissan Motor Co., Ltd.

8.	Bridgestone Corp.

9.	Standard Chartered PLC

10.	Bayer A.G.

mainstayinvestments.com	61

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerrold K. Senser, CFA, and Thomas R. Wenzel, CFA, of Institutional Capital LLC (ICAP), the Fund’s Subadvisor.

How did MainStay ICAP International Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay ICAP International Fund returned 2.62% for Investor Class shares, 2.74% for Class A shares and 2.29% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 2.89%, Class R1 shares returned 2.88%, Class R2 shares returned 2.66% and Class R3 shares returned 2.56%. All share classes underperformed the 3.92% return of the average Lipper1 international large-cap core fund for the six months ended April 30, 2012. With the exception of Class C shares, all share classes outperformed the 2.44% return of the MSCI EAFE® Index2 for the same period. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 58 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting the following proposals to shareholders: (i) approval of a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy; and (ii) approval of revisions to the fundamental investment restrictions for the Fund.

On or about March 19, 2012, a proxy statement containing specific details regarding these proposed changes was sent to shareholders. Shareholders approved the reorganization at a special meeting held on May 21, 2012. The reorganization took place on May 25, 2012.

What factors affected the Fund’s relative performance during the reporting period?

A number of key drivers affected the Fund’s performance relative to the MSCI EAFE® Index. Favorable stock selection in the consumer discretionary and telecommunication services sectors added to the Fund’s relative performance, as did an overweight position in the health care sector. Stock selection in the indus-trials and health care sectors detracted from the Fund’s perfor-mance relative to its benchmark, as did an overweight position in the telecommunication services sector.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the MSCI EAFE® Index were consumer discretionary, information technology and utilities. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in the con-sumer discretionary and information technology sectors, and the Fund benefited by being absent from the utilities sector, which performed poorly during the reporting period.

The sectors that detracted the most from the Fund’s performance relative to the MSCI EAFE® Index were industrials, consumer staples and energy. Stock selection was the primary driver in the industrials and energy sectors, while an underweight position in the consumer staples sector detracted from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were luxury automaker BMW, global technology firm Samsung Electronics and advertising firm WPP PLC. BMW benefited from improved auto sales and econ-omic recovery. Samsung Electronics delivered strong results because of continued growth in its handset and computer mem-ory businesses. WPP had strong performance from a recover-ing advertising market. WPP remained in the Fund at the end of the reporting period. The other two positions were sold fol-lowing their strong performance in favor of other stocks that we believed would have a greater potential upside and were more attractive on a relative-valuation basis.

Major detractors from the Fund’s absolute performance included mobile phone maker Nokia, Spanish bank Banco Bilbao Vizcaya Argentaria (BBVA) and Dutch telecommunications provider KPN. Nokia faced difficulties because of low-cost competitors in emerging markets. BBVA lagged because of ongoing concerns about the Spanish banking and sovereign debt markets. KPN underperformed when deteriorating economic conditions led to weak business results and a disappointing outlook. BBVA remained in the Fund at the end of the reporting period because we believed that the company was well-positioned in its industry, was attractively valued and had strong performance catalysts. KPN was sold in favor of other positions that we believed had greater potential upside and were more attractive on a relative-valuation basis. Nokia was sold because the company’s basic phone business faced ongoing risks from low-cost competitors.

1.	See footnote on page 59 for more information about Lipper Inc.
2.	See footnote on page 59 for more information on the MSCI EAFE® Index.

62	MainStay ICAP International Fund

Did the Fund make any significant purchases or sales during the reporting period?

During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

During the reporting period, we added North American natural gas producer EnCana. We believe that the company will benefit from successful exploration and production results and additional joint ventures. We also added Singapore-based bank DBS Group Holdings. We believed that the stock would benefit from its management’s growth strategy, which is focused on trade finance, wealth management and the company’s non-Singapore banking franchises.

In addition to the sales already mentioned, we sold the Fund’s position in global mining company Rio Tinto and Japanese steel company JFE Holdings. Rio Tinto was sold when we found other stocks that we believed would have greater potential upside and were more attractive on a relative-valuation basis. JFE was sold on concerns that capital spending plans announced by the company could have a dilutive effect on returns.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its sector exposure relative to the MSCI EAFE® Index in the health care and industrials sectors. In health care, the Fund added to its overweight position relative to the Index. In industrials, the Fund moved from an underweight to an overweight position relative to the MSCI EAFE® Index.

During the reporting period, the Fund decreased its weightings relative to the MSCI EAFE® Index in the telecommunication services and materials sectors. In the telecommunication services sector, the Fund remained overweight relative to the Index, but at a reduced level. In the materials sector, the decrease in weighting moved the Fund from underweight to more substantially underweight relative to the MSCI EAFE® Index.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund was most significantly overweight relative to the MSCI EAFE® Index in the health care and industrials sectors. As of the same date, the Fund was most significantly underweight relative to the Index in materials and consumer staples. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	63

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 95.3% †
Brazil 1.3%
Petroleo Brasileiro S.A., ADR (Oil, Gas & Consumable Fuels) (a)	551,950	$12,992,903

Canada 1.7%
EnCana Corp. (Oil, Gas & Consumable Fuels)	800,100	16,754,094

Cayman Islands 1.1%
Sands China, Ltd. (Hotels, Restaurants & Leisure)	2,693,200	10,621,941

China 2.4%
China Communications Construction Co., Ltd. Class H (Construction & Engineering) (b)	8,772,250	8,819,002
China Construction Bank Corp. Class H (Commercial Banks)	19,458,077	15,172,919

		23,991,921

France 16.2%
♦Danone S.A. (Food Products)	678,850	47,760,269
Pernod-Ricard S.A. (Beverages)	199,300	20,685,615
♦Sanofi (Pharmaceuticals)	526,050	40,150,535
Schneider Electric S.A. (Electrical Equipment) (b)	351,500	21,593,676
Total S.A. (Oil, Gas & Consumable Fuels)	328,750	15,696,455
Vallourec S.A. (Machinery)	277,550	16,690,665

		162,577,215

Germany 9.5%
♦Bayer A.G. (Pharmaceuticals)	459,000	32,329,249
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	69,250	10,051,204
SAP A.G. (Software)	373,200	24,744,709
Siemens A.G. (Industrial Conglomerates)	307,450	28,475,807

		95,600,969

Hong Kong 2.1%
Hong Kong Exchanges and Clearing, Ltd. (Diversified Financial Services)	493,100	7,880,804
Wharf Holdings, Ltd. (The) (Real Estate Management & Development)	2,299,800	13,724,132

		21,604,936

	Shares	Value

Italy 4.7%
♦ENI S.p.A. (Oil, Gas & Consumable Fuels)	2,109,300	$46,823,200

Japan 18.7%
♦Bridgestone Corp. (Auto Components)	1,537,900	36,694,633
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)	440,300	7,963,341
KOMATSU, Ltd. (Machinery)	748,650	21,707,474
Mitsubishi Corp. (Trading Companies & Distributors)	881,600	19,246,353
Nidec Corp. (Electrical Equipment)	113,400	10,226,453
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	630,850	28,642,676
♦Nissan Motor Co., Ltd. (Automobiles)	3,557,050	37,245,664
Tokio Marine Holdings, Inc. (Insurance)	1,018,800	26,273,913

		188,000,507

Netherlands 2.7%
Akzo Nobel N.V. (Chemicals)	499,398	26,762,743

Norway 2.5%
DnB NOR ASA (Commercial Banks)	2,324,500	25,060,790

Portugal 1.2%
Energias de Portugal S.A. (Electric Utilities)	4,099,800	11,722,118

Singapore 2.6%
DBS Group Holdings, Ltd. (Commercial Banks)	2,335,000	26,340,687

Spain 2.1%
Banco Bilbao Vizcaya Argentaria S.A. (Commercial Banks)	3,082,400	20,833,368

Switzerland 10.5%
ABB, Ltd. (Electrical Equipment) (b)	1,630,300	29,708,767
Holcim, Ltd. (Construction Materials) (b)	396,150	24,659,808
♦Novartis A.G. (Pharmaceuticals)	926,000	51,061,863

		105,430,438

United Kingdom 16.0%
♦GlaxoSmithKline PLC (Pharmaceuticals)	2,306,500	53,340,861
♦Standard Chartered PLC (Commercial Banks)	1,438,381	35,155,284

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

64	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
♦Vodafone Group PLC, Sponsored ADR (Wireless Telecommunication Services) (a)	1,777,800	$49,476,174
WPP PLC (Media)	1,700,000	22,995,678

		160,967,997

Total Common Stocks (Cost $901,824,584)		956,085,827

	Principal Amount	Value
Short-Term Investment 5.6%
Repurchase Agreement 5.6%
United States 5.6%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $56,566,990 (Collateralized by a United States Treasury Note with a rate of 1.125% and a maturity date of 12/15/12, with a Principal Amount of $57,125,000 and a Market Value of $57,700,249) (Capital Markets)	$56,566,974	$56,566,974

Total Short-Term Investment (Cost $56,566,974)		56,566,974

Total Investments (Cost $958,391,558) (c)	100.9%	1,012,652,801
Other Assets, Less Liabilities	(0.9)	(9,367,721)
Net Assets	100.0%	$1,003,285,080

(a)	ADR—American Depositary Receipt.

(b)	Non-income producing security.

(c)	As of April 30, 2012, cost is $968,240,376 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$82,796,069
Gross unrealized depreciation	(38,383,644)

Net unrealized appreciation	$44,412,425

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$956,085,827	$—	$—	$956,085,827
Short-Term Investment
Repurchase Agreement	—	56,566,974	—	56,566,974

Total Investments in Securities	$956,085,827	$56,566,974	$—	$1,012,652,801

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

As of April 30, 2012, foreign securities with a total value of $664,731,465 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of April 30, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The table below sets forth the diversification of MainStay ICAP International Fund investments by industry.

Industry Diversification

	Value	Percent †
Auto Components	$36,694,633	3.6%
Automobiles	37,245,664	3.7
Beverages	20,685,615	2.1
Capital Markets	56,566,974	5.6
Chemicals	26,762,743	2.7
Commercial Banks	122,563,048	12.2
Construction & Engineering	8,819,002	0.9
Construction Materials	24,659,808	2.5
Diversified Financial Services	7,880,804	0.8
Diversified Telecommunication Services	28,642,676	2.8
Electric Utilities	11,722,118	1.2
Electrical Equipment	61,528,896	6.1
Food Products	47,760,269	4.8
Hotels, Restaurants & Leisure	10,621,941	1.1
Industrial Conglomerates	28,475,807	2.8
Insurance	36,325,117	3.6
Machinery	38,398,139	3.8
Media	22,995,678	2.3
Oil, Gas & Consumable Fuels	92,266,652	9.2
Pharmaceuticals	184,845,849	18.4
Real Estate Management & Development	13,724,132	1.4
Software	24,744,709	2.5
Trading Companies & Distributors	19,246,353	1.9
Wireless Telecommunication Services	49,476,174	4.9

	1,012,652,801	100.9
Other Assets, Less Liabilities	(9,367,721)	(0.9)

Net Assets	$1,003,285,080	100.0%

†	Percentages indicated are based on Fund net assets.

66	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $958,391,558)	$1,012,652,801
Cash denominated in foreign currencies (identified cost $1,590,063)	1,588,537
Receivables:
Investment securities sold	16,789,996
Dividends and interest	6,218,604
Fund shares sold	2,674,060
Other assets	77,531

Total assets	1,040,001,529

Liabilities
Payables:
Investment securities purchased	34,308,376
Fund shares redeemed	1,300,238
Manager (See Note 3)	595,481
Transfer agent (See Note 3)	280,542
NYLIFE Distributors (See Note 3)	73,287
Professional fees	67,658
Shareholder communication	65,327
Custodian	23,595
Trustees	1,945

Total liabilities	36,716,449

Net assets	$1,003,285,080

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,506
Additional paid-in capital	1,180,673,766

1,180,709,272
Undistributed net investment income	9,003,224
Accumulated net realized gain (loss) on investments and foreign currency transactions	(240,731,798)
Net unrealized appreciation (depreciation) on investments	54,261,243
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	43,139

Net assets	$1,003,285,080

Investor Class
Net assets applicable to outstanding shares	$9,127,928

Shares of beneficial interest outstanding	323,859

Net asset value per share outstanding	$28.18
Maximum sales charge (5.50% of offering price)	1.64

Maximum offering price per share outstanding	$29.82

Class A
Net assets applicable to outstanding shares	$219,746,456

Shares of beneficial interest outstanding	7,790,295

Net asset value per share outstanding	$28.21
Maximum sales charge (5.50% of offering price)	1.64

Maximum offering price per share outstanding	$29.85

Class C
Net assets applicable to outstanding shares	$14,850,652

Shares of beneficial interest outstanding	535,794

Net asset value and offering price per share outstanding	$27.72

Class I
Net assets applicable to outstanding shares	$705,728,113

Shares of beneficial interest outstanding	24,943,490

Net asset value and offering price per share outstanding	$28.29

Class R1
Net assets applicable to outstanding shares	$597,121

Shares of beneficial interest outstanding	21,138

Net asset value and offering price per share outstanding	$28.25

Class R2
Net assets applicable to outstanding shares	$42,363,298

Shares of beneficial interest outstanding	1,503,223

Net asset value and offering price per share outstanding	$28.18

Class R3
Net assets applicable to outstanding shares	$10,871,512

Shares of beneficial interest outstanding	388,190

Net asset value and offering price per share outstanding	$28.01

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	67

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$14,109,937
Interest	1,741

Total income	14,111,678

Expenses
Manager (See Note 3)	3,814,827
Transfer agent (See Note 3)	868,563
Distribution/Service—Investor Class (See Note 3)	11,691
Distribution/Service—Class A (See Note 3)	239,682
Distribution/Service—Class C (See Note 3)	75,766
Distribution/Service—Class R2 (See Note 3)	50,547
Distribution/Service—Class R3 (See Note 3)	26,337
Shareholder communication	112,078
Custodian	69,982
Professional fees	63,023
Registration	49,679
Shareholder service (See Note 3)	25,748
Trustees	13,093
Miscellaneous	24,891

Total expenses before waiver/reimbursement	5,445,907
Expense waiver/reimbursement from Manager (See Note 3)	(337,638)

Net expenses	5,108,269

Net investment income (loss)	9,003,409

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(17,082,463)
Foreign currency transactions	(405,279)

Net realized gain (loss) on investments and foreign currency transactions	(17,487,742)

Net change in unrealized appreciation (depreciation) on:
Investments	35,394,417
Translation of other assets and liabilities in foreign currencies	174,532

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	35,568,949

Net realized and unrealized gain (loss) on investments and foreign currency transactions	18,081,207

Net increase (decrease) in net assets resulting from operations	$27,084,616

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,379,807.

68	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,003,409	$18,942,726
Net realized gain (loss) on investments and foreign currency transactions	(17,487,742)	17,344,045
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	35,568,949	(79,568,430)

Net increase (decrease) in net assets resulting from operations	27,084,616	(43,281,659)

Dividends to shareholders:
From net investment income:
Investor Class	—	(151,681)
Class A	(68,568)	(3,511,697)
Class C	—	(194,280)
Class I	(1,610,668)	(13,743,292)
Class R1	(780)	(10,940)
Class R2	—	(631,279)
Class R3	—	(149,577)

Total dividends to shareholders	(1,680,016)	(18,392,746)

Capital share transactions:
Net proceeds from sale of shares	232,965,422	391,175,305
Net asset value of shares issued to shareholders in reinvestment of dividends	1,569,126	17,009,028
Cost of shares redeemed	(175,216,088)	(285,324,332)

Increase (decrease) in net assets derived from capital share transactions	59,318,460	122,860,001

Net increase (decrease) in net assets	84,723,060	61,185,596

Net Assets
Beginning of period	918,562,020	857,376,424

End of period	$1,003,285,080	$918,562,020

Undistributed net investment income at end of period	$9,003,224	$1,679,831

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	69

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,					April 29, 2008** through October 31,
	2012*		2011	2010		2009		2008
Net asset value at beginning of period	$27.46		$29.15	$27.05		$22.19		$36.83

Net investment income (loss)	0.20	(a)	0.47	0.29	(a)	0.49	(a)	0.47	(a)
Net realized and unrealized gain (loss) on investments	0.53		(1.69)	2.09		5.13		(14.56)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.03)	0.00	‡	(0.01)		(0.01)

Total from investment operations	0.72		(1.25)	2.38		5.61		(14.10)

Less dividends:
From net investment income	—		(0.44)	(0.28)		(0.75)		(0.54)

Redemption fee (b)	—		—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$28.18		$27.46	$29.15		$27.05		$22.19

Total investment return (c)	2.62	%(d)	(4.44%)	9.02%		25.99%		(38.80	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.44	%††	1.58%	1.07%		2.14%		2.96	% ††
Net expenses	1.45	%††	1.44%	1.55%		1.38%		1.24	% ††
Expenses (before waiver/reimbursement)	1.45	%††	1.44%	1.55%		1.62%		1.49	% ††
Portfolio turnover rate	47%		62%	80%		96%		79%
Net assets at end of period (in 000’s)	$9,128		$9,864	$10,343		$10,373		$8,674

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

70	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,					January 1, 2008*** through October 31,		Year ended December 31,		September 1, 2006** through December 31,
	2012*		2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$27.48		$29.18	$27.05		$22.19		$38.22		$39.09		$37.00

Net investment income (loss)	0.25	(a)	0.50	0.37	(a)	0.50	(a)	0.77	(a)	0.57	(a)	0.00	‡(a)
Net realized and unrealized gain (loss) on investments	0.50		(1.67)	2.07		5.19		(16.22)		3.67		3.58
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	0.74		(1.20)	2.44		5.68		(15.46)		4.24		3.58

Less dividends and distributions:
From net investment income	(0.01)		(0.50)	(0.31)		(0.82)		(0.57)		(0.69)		(0.79)
From net realized gain on investments	—		—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.01)		(0.50)	(0.31)		(0.82)		(0.57)		(5.11)		(1.49)

Redemption fee (b)	—		—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$28.21		$27.48	$29.18		$27.05		$22.19		$38.22		$39.09

Total investment return (c)	2.74	%(d)	(4.31%)	9.30%		26.36%		(40.97	%)(d)	11.20%		9.74	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77	%††	1.77%	1.36%		2.13%		2.78	% ††	1.36%		0.04	%††
Net expenses	1.30	%††	1.29%	1.30%		1.14%		1.10	% ††	1.15%		1.15	%††
Expenses (before waiver/reimbursement)	1.30	%††	1.29%	1.36%		1.37%		1.31	% ††	1.33%		1.47	%††(e)
Portfolio turnover rate	47%		62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$219,746		$159,275	$193,508		$138,355		$73,122		$121,098		$20,516

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	71

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,					January 1, 2008*** through October 31,		Year ended December 31,		September 1, 2006** through December 31,
	2012*		2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$27.11		$28.87	$26.87		$22.02		$38.04		$39.03		$37.00

Net investment income (loss)	0.09	(a)	0.27	0.08	(a)	0.29	(a)	0.54	(a)	0.25	(a)	(0.09	)(a)
Net realized and unrealized gain (loss) on investments	0.53		(1.69)	2.09		5.13		(16.12)		3.66		3.56
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	0.61		(1.45)	2.17		5.41		(15.59)		3.91		3.47

Less dividends and distributions:
From net investment income	—		(0.31)	(0.17)		(0.56)		(0.43)		(0.48)		(0.74)
From net realized gain on investments	—		—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	—		(0.31)	(0.17)		(0.56)		(0.43)		(4.90)		(1.44)

Redemption fee (b)	—		—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$27.72		$27.11	$28.87		$26.87		$22.02		$38.04		$39.03

Total investment return (c)	2.25	%(d)(f)	(5.16%)	8.20%		25.06%		(41.39	%)(d)	10.35%		9.44	% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.70	%††	0.89%	0.31%		1.30%		1.98	% ††	0.60%		(0.69	%)††
Net expenses	2.20	%††	2.19%	2.29%		2.13%		1.96	% ††	1.90%		1.90	% ††
Expenses (before waiver/reimbursement)	2.20	%††	2.19%	2.29%		2.37%		2.17	% ††	2.08%		2.22	% ††(e)
Portfolio turnover rate	47%		62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$14,851		$15,931	$15,538		$19,244		$19,586		$32,652		$7,266

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.
(f)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

72	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,					January 1, 2008*** through October 31,		Year ended December 31,
	2012*		2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$27.56		$29.26	$27.12		$22.25		$38.26		$39.10		$32.89

Net investment income (loss)	0.27	(a)	0.60	0.46	(a)	0.60	(a)	0.87	(a)	0.78	(a)	0.77	(a)
Net realized and unrealized gain (loss) on investments	0.53		(1.67)	2.08		5.15		(16.26)		3.59		7.16
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	0.79		(1.10)	2.54		5.74		(15.40)		4.37		7.93

Less dividends and distributions:
From net investment income	(0.06)		(0.60)	(0.40)		(0.87)		(0.61)		(0.79)		(1.03)
From net realized gain on investments	—		—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.06)		(0.60)	(0.40)		(0.87)		(0.61)		(5.21)		(1.73)

Redemption fee (b)	—		—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.01	(a)

Net asset value at end of period	$28.29		$27.56	$29.26		$27.12		$22.25		$38.26		$39.10

Total investment return (c)	2.89	%(d)	(3.95%)	9.62%		26.71%		(40.81	%)(d)	11.52%		24.30	%(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98	%††	2.10%	1.70%		2.59%		3.12	% ††	1.86%		2.09%
Net expenses	0.95	%††	0.95%	0.95%		0.85%		0.80	% ††	0.80%		0.80%
Expenses (before waiver/reimbursement)	1.05	%††	1.04%	1.11%		1.13%		1.01	% ††	0.98%		1.01	%(e)
Portfolio turnover rate	47%		62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$705,728		$685,355	$587,673		$487,411		$389,517		$753,984		$568,662

*	Unaudited.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	73

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class R1
	Six months ended April 30,		Year ended October 31,					January 1, 2008*** through October 31,		Year ended December 31,		September 1, 2006** through December 31,
	2012*		2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$27.52		$29.22	$27.07		$22.22		$38.23		$39.08		$37.00

Net investment income (loss)	0.28	(a)	0.54	0.40	(a)	0.59	(a)	0.82	(a)	0.47	(a)	0.13	(a)
Net realized and unrealized gain (loss) on investments	0.51		(1.64)	2.10		5.12		(16.22)		3.86		3.46
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	0.78		(1.13)	2.50		5.70		(15.41)		4.33		3.59

Less dividends and distributions:
From net investment income	(0.05)		(0.57)	(0.35)		(0.85)		(0.60)		(0.76)		(0.81)
From net realized gain on investments	—		—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	(0.05)		(0.57)	(0.35)		(0.85)		(0.60)		(5.18)		(1.51)

Redemption fee (b)	—		—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$28.25		$27.52	$29.22		$27.07		$22.22		$38.23		$39.08

Total investment return (c)	2.88	%(d)	(4.09%)	9.48%		26.56%		(40.89	%)(d)	11.41%		9.78	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01	%††	1.61%	1.47%		2.54%		2.95	% ††	1.12%		1.04	%††
Net expenses	1.05	%††	1.05%	1.10%		0.99%		0.90	% ††	0.90%		0.90	%††
Expenses (before waiver/reimbursement)	1.15	%††	1.14%	1.21%		1.22%		1.11	% ††	1.08%		1.22	%††(e)
Portfolio turnover rate	47%		62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$597		$480	$949		$675		$170		$418		$27

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

74	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class R2
	Six months ended April 30,		Year ended October 31,					January 1, 2008*** through October 31,		Year ended December 31,		September 1, 2006** through December 31,
	2012*		2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$27.45		$29.14	$27.05		$22.18		$38.20		$39.08		$37.00

Net investment income (loss)	0.21	(a)	0.47	0.32	(a)	0.44	(a)	0.74	(a)	0.35	(a)	(0.03	) (a)
Net realized and unrealized gain (loss) on investments	0.53		(1.67)	2.07		5.23		(16.20)		3.88		3.61
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	0.73		(1.23)	2.39		5.66		(15.47)		4.23		3.58

Less dividends and distributions:
From net investment income	—		(0.46)	(0.30)		(0.79)		(0.55)		(0.69)		(0.80)
From net realized gain on investments	—		—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	—		(0.46)	(0.30)		(0.79)		(0.55)		(5.11)		(1.50)

Redemption fee (b)	—		—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)

Net asset value at end of period	$28.18		$27.45	$29.14		$27.05		$22.18		$38.20		$39.08

Total investment return (c)	2.66	%(d)	(4.37%)	9.06%		26.27%		(41.00	%)(d)	11.16%		9.72	% (d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.56	%††	1.63%	1.17%		1.84%		2.72	% ††	0.83%		(0.20	%)††
Net expenses	1.40	%††	1.40%	1.46%		1.27%		1.15	% ††	1.15%		1.15	% ††
Expenses (before waiver/reimbursement)	1.40	%††	1.40%	1.46%		1.47%		1.36	% ††	1.33%		1.47	% ††(e)
Portfolio turnover rate	47%		62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$42,363		$37,081	$39,156		$27,480		$9,445		$12,816		$2,533

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	75

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class R3
	Six months ended April 30,		Year ended October 31,					January 1, 2008*** through October 31,		Year ended December 31,		September 1, 2006** through December 31,
	2012*		2011	2010		2009		2008		2007		2006
Net asset value at beginning of period	$27.31		$29.01	$26.95		$22.13		$38.13		$39.06		$37.00

Net investment income (loss)	0.18	(a)	0.40	0.25	(a)	0.39	(a)	0.75	(a)	0.21	(a)	0.07	(a)
Net realized and unrealized gain (loss) on investments	0.53		(1.68)	2.08		5.19		(16.24)		3.89		3.45
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.03)	0.00	‡	(0.01)		(0.01)		—		—

Total from investment operations	0.70		(1.31)	2.33		5.57		(15.50)		4.10		3.52

Less dividends and distributions:
From net investment income	—		(0.39)	(0.27)		(0.75)		(0.50)		(0.61)		(0.76)
From net realized gain on investments	—		—	—		—		—		(4.42)		(0.70)

Total dividends and distributions	—		(0.39)	(0.27)		(0.75)		(0.50)		(5.03)		(1.46)

Redemption fee (b)	—		—	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	0.00	‡(a)	—

Net asset value at end of period	$28.01		$27.31	$29.01		$26.95		$22.13		$38.13		$39.06

Total investment return (c)	2.56	%(d)	(4.65%)	8.85%		25.87%		(41.11	%)(d)	10.82%		9.60	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30	%††	1.37%	0.91%		1.60%		2.77	% ††	0.49%		0.55	%††
Net expenses	1.65	%††	1.65%	1.71%		1.54%		1.40	% ††	1.40%		1.40	%††
Expenses (before waiver/reimbursement)	1.65	%††	1.65%	1.71%		1.72%		1.62	% ††	1.58%		1.72	%††(e)
Portfolio turnover rate	47%		62%	80%		96%		79%		109%		155%
Net assets at end of period (in 000’s)	$10,872		$10,577	$10,208		$6,536		$1,112		$289		$27

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Includes nonrecurring reimbursements from affiliates for IRS interest charge. If these nonrecurring reimbursements had not been made, the total investment return would have been 9.71%, 9.41%, 24.23%, 9.76%, 9.69% and 9.58% for Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares, respectively, for the period ending December 31, 2006.

76	MainStay ICAP International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate only to the MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund, MainStay ICAP Global Fund and MainStay ICAP International Fund and (collectively referred to as the “ICAP Funds” and each individually referred to as an “ICAP Fund”). Each ICAP Fund is the successor of a series of ICAP Funds, Inc. with the same name (each a “Predecessor Fund”). The reorganization of the Predecessor Funds with and into the respective ICAP Funds occurred on February 26, 2010. All Information regarding and references to periods prior to February 26, 2010 relate to the respective Predecessor Funds.

The ICAP Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
April 30, 2008	MainStay ICAP Global Fund
December 31, 1997	MainStay ICAP Select Equity Fund MainStay ICAP International Fund
December 31, 1994	MainStay ICAP Equity Fund

The MainStay ICAP Equity Fund and MainStay ICAP International Fund offer seven classes of shares: Investor Class, Class A, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes, other than Investor Class and Class I shares, commenced operations on September 1, 2006. Class I shares commenced operations (under a former designation) on December 31, 1994 for MainStay ICAP Equity Fund and on December 31, 1997 for MainStay ICAP International Fund. Investor Class shares commenced operations on April 29, 2008 for MainStay ICAP Equity Fund and MainStay ICAP International Fund.

The MainStay ICAP Global Fund offers four classes of shares: Investor Class, Class A, Class C and Class I shares. All share classes of the MainStay ICAP Global Fund commenced operations on April 30, 2008.

The MainStay ICAP Select Equity Fund offers eight classes of shares: Investor Class, Class A, Class B, Class C, Class I, Class R1, Class R2 and Class R3 shares. Each of these share classes other than Investor Class, Class B and Class I shares commenced operations on September 1, 2006. Class I shares commenced operations on December 31, 1997 (under a former designation) and Investor Class shares commenced operations on April 29, 2008. Class B shares commenced operations on November 13, 2009.

Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a front-end sales charge or a CDSC. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that the classes are subject to different distribution and/or service fee rates. Investor Class, Class B, Class A, Class C, Class R2 and Class R3 shares each bear distribution and/or service fee payments under distribution and service plans pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

As of April 30, 2012, the ICAP Funds’ investment objectives were as follows:

The MainStay ICAP Equity Fund seeks a superior total return with only a moderate degree of risk.

The MainStay ICAP Select Equity Fund seeks a superior total return.

The MainStay ICAP Global Fund seeks total return.

The MainStay ICAP International Fund seeks a superior total return with income as a secondary objective.

Effective May 25, 2012, each ICAP Fund seeks total return.

Note 2–Significant Accounting Policies

The ICAP Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the ICAP Funds are open for business (“valuation date”).

“Fair value” is defined as the price that an ICAP Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on

mainstayinvestments.com	77

Notes to Financial Statements (Unaudited) (continued)

market data obtained from sources independent of the ICAP Funds. Unobservable inputs reflect each ICAP Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the ICAP Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the ICAP Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The ICAP Funds may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The ICAP Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the ICAP Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The ICAP Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for each ICAP Fund’s investments is included at the end of each ICAP Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the ICAP Funds’ Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the ICAP Funds’ Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the ICAP Funds did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the ICAP Funds principally trade, and the time at which the ICAP Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the ICAP Funds’ Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, foreign equity securities held by the ICAP Funds were not fair valued in such a manner.

(B)  Income Taxes.  Each ICAP Fund is treated as a separate entity for federal income tax purposes. The ICAP Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each ICAP Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

78	MainStay ICAP Funds

Investment income received by the ICAP Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the ICAP Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the ICAP Funds’ financial statements. The ICAP Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly for the MainStay ICAP Equity Fund and MainStay ICAP Select Equity Fund, to the extent that income is available. Effective January 1, 2012, MainStay ICAP Global Fund and MainStay ICAP International Fund will declare and pay dividends from net investment income, if any, annually. Distributions from net realized capital gains, if any, are declared and paid annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective ICAP Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The ICAP Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the ICAP Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the ICAP Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each ICAP Fund, including those of related parties to the ICAP Funds, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Reclassification.  Certain prior year amounts have been reclassified to conform with the current year presentation.

(H)  Repurchase Agreements.  The ICAP Funds may enter into repurchase agreements to earn income. The ICAP Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the ICAP Funds’ Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the ICAP Funds invest in repurchase agreements, the ICAP Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the ICAP Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective ICAP Fund.

(I)  Foreign Currency Transactions.  The books and records of the ICAP Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the ICAP Funds’ books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

mainstayinvestments.com	79

Notes to Financial Statements (Unaudited) (continued)

(J)  Securities Lending.  In order to realize additional income, the ICAP Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the ICAP Funds do engage in securities lending, the ICAP Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the ICAP Funds’ cash collateral in accordance with the Lending Agreement between the ICAP Funds and State Street, and indemnify the ICAP Funds’ portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The ICAP Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The ICAP Funds may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The ICAP Funds will receive compensation for lending their securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The ICAP Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the ICAP Funds.

Although the ICAP Funds and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the ICAP Funds and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The ICAP Funds had no portfolio securities on loan as of April 30, 2012.

(K)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The ICAP Funds may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The ICAP Funds could also lose the entire value of their investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The ICAP Funds are exposed to risk until each sale is completed. As of April 30, 2012, the ICAP Funds did not hold any rights or warrants.

(L)  Concentration of Risk.  The ICAP Funds may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the ICAP Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The ICAP Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the ICAP Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the ICAP Funds.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the ICAP Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the ICAP Funds’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

MainStay ICAP Global Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$(590)	$(590)

Total Realized Gain (Loss)		$(590)	$(590)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights (2)	0-60,900	0-60,900

(1)	Amount disclosed represents the minimum and maximum held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

80	MainStay ICAP Funds

MainStay ICAP International Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$(33,589)	$(33,589)

Total Realized Gain (Loss)		$(33,589)	$(33,589)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights (2)	0-3,082,400	0-3,082,400

(1)	Amount disclosed represents the minimum and maximum held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the ICAP Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the ICAP Funds. Except for the portion of salaries and expenses that are the responsibility of the ICAP Funds including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the ICAP Funds which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the ICAP Funds and certain operational expenses of the ICAP Funds. Institutional Capital LLC (“ICAP” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Funds and is responsible for the day-to-day portfolio management of the ICAP Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and ICAP, New York Life Investments pays for the services of the Subadvisor.

The MainStay ICAP Global Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund. The MainStay ICAP Equity Fund, MainStay ICAP Select Equity Fund and MainStay ICAP International Fund pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.80% up to $5 billion and 0.775% in excess of $5 billion. The effective management fee rates (exclusive of any applicable waivers/reimbursements) for each of the ICAP Funds for the six-month period ended April 30, 2012 were as follows:

Funds	Management Fee Rate
MainStay ICAP Equity Fund	0.80%
MainStay ICAP Select Equity Fund	0.80
MainStay ICAP Global Fund	0.80
MainStay ICAP International Fund	0.80

Prior to February 28, 2012, each ICAP Fund, with the exception of the MainStay ICAP Select Equity Fund, paid the Manager a monthly fee for the services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of that ICAP Fund.

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

MainStay ICAP Equity Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.90% of its average daily net assets. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, the Manager agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the MainStay ICAP Equity Fund so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class C, 2.60%; and Class R1, 0.99%. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Select Equity Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP Select Equity Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class A, 1.18% and Class I, 0.90%. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, the Manager agreed to voluntarily waive fees and/or reimburse expenses of Class R1 and Class R2 shares of the MainStay ICAP Select Equity Fund so that Total Annual Fund Operating Expenses do not exceed 1.00% and 1.25%, respectively, of its average daily net

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Notes to Financial Statements (Unaudited) (continued)

assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

MainStay ICAP Global Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP Global Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.20%; Class A, 1.15%; Class C, 1.95%; and Class I, 0.90%. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

MainStay ICAP International Fund

The Manager has contractually agreed to waive a portion of the MainStay ICAP International Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Class I, 0.95%. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. For the period February 26, 2010 through February 28, 2012, New York Life Investments contractually agreed to reimburse the expenses of Class A of the MainStay ICAP International Equity Fund so that the total ordinary operating expenses did not exceed 1.30% of the average daily net assets.

Additionally, the Manager agreed to voluntarily waive fees and/or reimburse expenses of Class R1 shares of the MainStay ICAP International Fund so that Total Annual Fund Operating Expenses do not exceed 1.05% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the ICAP Funds and waived its fees and/or reimbursed expenses as follows:

	Fees earned	Fees reimbursed/ waived
MainStay ICAP Equity Fund	$3,511,347	$39,890
MainStay ICAP Select Equity Fund	14,855,883	1,424,498
MainStay ICAP Global Fund	204,451	58,666
MainStay ICAP International Fund	3,814,827	337,638

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the ICAP Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the ICAP Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the ICAP Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the ICAP Funds’ administrative operations. For providing these services to the ICAP Funds, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the ICAP Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The ICAP Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the ICAP Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares of the ICAP Funds that offer these share classes. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares of the applicable ICAP Funds. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by each ICAP Fund for the six-month period ended April 30, 2012, were as follows:

MainStay ICAP Equity Fund
Class R1	$2,041
Class R2	3,857
Class R3	1,309

MainStay ICAP Select Equity Fund
Class R1	$11,082
Class R2	10,926
Class R3	6,766

MainStay ICAP International Fund
Class R1	$262
Class R2	20,219
Class R3	5,267

82	MainStay ICAP Funds

(C)  Sales Charges.  The ICAP Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2012 were as follows:

MainStay ICAP Equity Fund
Investor Class	$3,739
Class A	3,530

MainStay ICAP Select Equity Fund
Investor Class	$17,822
Class A	23,361

MainStay ICAP Global Fund
Investor Class	$413
Class A	3

MainStay ICAP International Fund
Investor Class	$2,470
Class A	2,067

The ICAP Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the six-month period ended April 30, 2012 were as follows:

MainStay ICAP Equity Fund
Class C	$2,629

MainStay ICAP Select Equity Fund
Investor Class	$ 196
Class A	2,552
Class B	38,458
Class C	4,957

MainStay ICAP Global Fund
Class C	$28

MainStay ICAP International Fund
Class C	$506

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the ICAP Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the ICAP Funds for the six-month period ended April 30, 2012, were as follows:

MainStay ICAP Equity Fund	Total
Investor Class	$ 20,145
Class A	9,354
Class C	14,029
Class I	254,752
Class R1	1,277
Class R2	2,417
Class R3	819

MainStay ICAP Select Equity Fund	Total
Investor Class	$ 312,048
Class A	444,935
Class B	107,090
Class C	167,880
Class I	2,048,606
Class R1	16,675
Class R2	16,446
Class R3	10,189

MainStay ICAP Global Fund	Total
Investor Class	$ 601
Class A	733
Class C	349
Class I	7,225

MainStay ICAP International Fund	Total
Investor Class	$ 15,219
Class A	169,815
Class C	24,659
Class I	612,946
Class R1	465
Class R2	36,057
Class R3	9,402

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the ICAP Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

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Notes to Financial Statements (Unaudited) (continued)

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the ICAP Funds with the following values and percentages of net assets as follows:

MainStay ICAP Equity Fund
Class A	$31,864	0.1%
Class C	28,898	0.3
Class I	69,640,572	7.5
Class R1	29,399	0.6
Class R2	28,967	0.3
Class R3	28,566	0.9

MainStay ICAP Select Equity Fund
Class A	$180,436	0.0	%‡
Class C	28,713	0.0	‡
Class I	2,883	0.0	‡
Class R1	32,811	0.1
Class R2	32,322	0.1
Class R3	29,124	0.2

‡	Less than one-tenth of a percent.

MainStay ICAP Global Fund
Class A	$45,081	1.0%
Class C	22,178	7.1
Class I	42,720,790	95.8

MainStay ICAP International Fund
Class A	$24,447	0.0	%‡
Class C	23,231	0.2
Class R1	24,711	4.1
Class R2	24,319	0.1
Class R3	23,962	0.2

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the ICAP Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay ICAP Equity Fund

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $182,270,956 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2017	$182,271

The MainStay ICAP Equity Fund utilized $45,480,595 of capital loss carryforwards during the year ended October 31, 2011.

MainStay ICAP Select Equity Fund

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $596,047,003 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Select Equity Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2016	$171,487
2017	424,560
Total	$596,047

The MainStay ICAP Select Equity Fund utilized $82,379,290 of capital loss carryforwards during the year ended October 31, 2011.

MainStay ICAP Global Fund

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $10,860,851 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay ICAP Global Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2016 2017	$1,725 9,136
Total	$10,861

The MainStay ICAP Global Fund utilized $898,867 of capital loss carryforwards during the year ended October 31, 2011.

MainStay ICAP International Fund

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $213,972,241 were available as shown in the table below, to the extent provided by the regulations to offset future realized

84	MainStay ICAP Funds

gains of the MainStay ICAP International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2016	$67,705
2017	146,267
Total	$213,972

The MainStay ICAP International Fund utilized $12,023,240 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

	2011
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay ICAP Equity Fund	$12,047,939	$—	$12,047,939
MainStay ICAP Select Equity Fund	47,961,388	—	47,961,388
MainStay ICAP Global Fund	846,071	—	846,071
MainStay ICAP International Fund	18,392,746	—	18,392,746

Note 5–Foreign Currency Transactions

MainStay ICAP Global Fund

As of April 30, 2012, the Fund held the following foreign currencies:

		Currency		Cost			Value
Euro	EUR	24,899	USD	32,957		USD	32,959
Japanese Yen	JPY	11		0	(a)		0	(a)
Total			USD	32,957		USD	32,959

(a)	Less than one dollar.

MainStay ICAP International Fund

As of April 30, 2012, the Fund held the following foreign currency:

		Currency		Cost		Value
Euro	EUR	1,200,073	USD	1,590,063	USD	1,588,537

Note 6–Custodian

State Street is the custodian of the cash and the securities of the ICAP Funds. Custodial fees are charged to the ICAP Funds based on the market value of securities in the ICAP Funds and the number of certain cash transactions incurred by the ICAP Funds.

Note 7–Line of Credit

The ICAP Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the ICAP Funds on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

For the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
MainStay ICAP Equity Fund	$—	$—	$377,971	$271,395
MainStay ICAP Select Equity Fund	—	—	1,066,403	1,260,898
MainStay ICAP Global Fund	—	—	27,120	32,293
MainStay ICAP International Fund	—	—	476,706	443,388

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Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

MainStay ICAP Equity Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	20,788	$783,793
Shares issued to shareholders in reinvestment of dividends	1,804	71,685
Shares redeemed	(29,078)	(1,082,505)

Net increase (decrease) in shares outstanding before conversion	(6,486)	(227,027)
Shares converted into Investor Class (See Note 1)	1,503	60,425
Shares converted from Investor Class (See Note 1)	(19,971)	(754,205)

Net increase (decrease)	(24,954)	$(920,807)

Year ended October 31, 2011:
Shares sold	35,603	$1,302,972
Shares issued to shareholders in reinvestment of dividends	3,222	116,783
Shares redeemed	(56,487)	(2,032,673)

Net increase (decrease) in shares outstanding before conversion	(17,662)	(612,918)
Shares converted into Investor Class (See Note 1)	14,791	476,272
Shares converted from Investor Class (See Note 1)	(21,204)	(773,318)

Net increase (decrease)	(24,075)	$(909,964)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	73,373	$2,776,032
Shares issued to shareholders in reinvestment of dividends	4,908	195,238
Shares redeemed	(117,880)	(4,424,168)

Net increase (decrease) in shares outstanding before conversion	(39,599)	(1,452,898)
Shares converted into Class A (See Note 1)	19,942	754,205
Shares converted from Class A (See Note 1)	(1,500)	(60,425)

Net increase (decrease)	(21,157)	$(759,118)

Year ended October 31, 2011:
Shares sold	678,022	$25,350,681
Shares issued to shareholders in reinvestment of dividends	9,760	354,046
Shares redeemed	(598,102)	(20,281,825)

Net increase (decrease) in shares outstanding before conversion	89,680	5,422,902
Shares converted into Class A (See Note 1)	21,188	773,318
Shares converted from Class A (See Note 1)	(14,773)	(476,272)

Net increase (decrease)	96,095	$5,719,948

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	33,010	$1,226,079
Shares issued to shareholders in reinvestment of dividends	622	24,481
Shares redeemed	(28,639)	(1,033,960)

Net increase (decrease)	4,993	$216,600

Year ended October 31, 2011:
Shares sold	70,362	$2,565,183
Shares issued to shareholders in reinvestment of dividends	476	17,673
Shares redeemed	(47,683)	(1,691,031)

Net increase (decrease)	23,155	$891,825

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	5,812,218	$218,976,949
Shares issued to shareholders in reinvestment of dividends	171,381	6,779,229
Shares redeemed	(2,920,028)	(109,657,399)

Net increase (decrease)	3,063,571	$116,098,779

Year ended October 31, 2011:
Shares sold	6,504,717	$232,210,749
Shares issued to shareholders in reinvestment of dividends	305,757	11,029,842
Shares redeemed (a)	(9,806,507)	(356,233,623)

Net increase (decrease)	(2,996,033)	$(112,993,032)

Class R1	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	43,327	$1,614,209
Shares issued to shareholders in reinvestment of dividends	868	34,428
Shares redeemed	(34,166)	(1,195,007)

Net increase (decrease)	10,029	$453,630

Year ended October 31, 2011:
Shares sold	28,224	$988,528
Shares issued to shareholders in reinvestment of dividends	1,440	52,014
Shares redeemed	(18,396)	(659,969)

Net increase (decrease)	11,268	$380,573

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	67,673	$2,421,776
Shares issued to shareholders in reinvestment of dividends	1,284	51,068
Shares redeemed	(23,244)	(870,289)

Net increase (decrease)	45,713	$1,602,555

Year ended October 31, 2011:
Shares sold	88,622	$3,266,573
Shares issued to shareholders in reinvestment of dividends	1,691	61,009
Shares redeemed	(43,936)	(1,592,603)

Net increase (decrease)	46,377	$1,734,979

86	MainStay ICAP Funds

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	20,039	$769,142
Shares issued to shareholders in reinvestment of dividends	438	17,389
Shares redeemed	(23,700)	(836,435)

Net increase (decrease)	(3,223)	$(49,904)

Year ended October 31, 2011:
Shares sold	42,475	$1,506,784
Shares issued to shareholders in reinvestment of dividends	646	23,374
Shares redeemed	(28,143)	(1,030,812)

Net increase (decrease)	14,978	$499,346

(a) Includes the redemption of 2,680,166 shares through an in-kind transfer of securities in the amount of $97,079,910. (See Note 10)

MainStay ICAP Select Equity Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	107,157	$3,851,134
Shares issued to shareholders in reinvestment of dividends	35,659	1,233,795
Shares redeemed	(394,352)	(14,008,460)

Net increase (decrease) in shares outstanding before conversion	(251,536)	(8,923,531)
Shares converted into Investor Class (See Note 1)	168,145	5,925,349
Shares converted from Investor Class (See Note 1)	(421,067)	(15,312,081)

Net increase (decrease)	(504,458)	$(18,310,263)

Year ended October 31, 2011:
Shares sold	228,584	$8,040,071
Shares issued to shareholders in reinvestment of dividends	53,549	1,879,423
Shares redeemed	(692,316)	(24,186,923)

Net increase (decrease) in shares outstanding before conversion	(410,183)	(14,267,429)
Shares converted into Investor Class (See Note 1)	592,540	19,579,635
Shares converted from Investor Class (See Note 1)	(384,889)	(13,643,517)

Net increase (decrease)	(202,532)	$(8,331,311)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	3,148,094	$111,987,162
Shares issued to shareholders in reinvestment of dividends	108,343	3,775,094
Shares redeemed	(4,229,265)	(152,942,658)

Net increase (decrease) in shares outstanding before conversion	(972,828)	(37,180,402)
Shares converted into Class A (See Note 1)	505,108	18,281,432
Shares converted from Class A (See Note 1)	(10,124)	(387,531)

Net increase (decrease)	(477,844)	$(19,286,501)

Class A	Shares	Amount
Year ended October 31, 2011:
Shares sold	6,008,651	$209,346,869
Shares issued to shareholders in reinvestment of dividends	172,593	6,041,862
Shares redeemed	(4,702,851)	(162,416,910)

Net increase (decrease) in shares outstanding before conversion	1,478,393	52,971,821
Shares converted into Class A (See Note 1)	560,430	19,764,517
Shares converted from Class A (See Note 1)	(274,612)	(8,546,934)

Net increase (decrease)	1,764,211	$64,189,404

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	86,382	$3,050,540
Shares issued to shareholders in reinvestment of dividends	6,583	220,385
Shares redeemed	(150,895)	(5,343,175)

Net increase (decrease) in shares outstanding before conversion	(57,930)	(2,072,250)
Shares converted from Class B (See Note 1)	(244,109)	(8,507,169)

Net increase (decrease)	(302,039)	$(10,579,419)

Year ended October 31, 2011:
Shares sold	195,986	$6,830,401
Shares issued to shareholders in reinvestment of dividends	7,796	279,818
Shares redeemed	(373,987)	(12,970,899)

Net increase (decrease) in shares outstanding before conversion	(170,205)	(5,860,680)
Shares converted from Class B (See Note 1)	(497,296)	(17,153,701)

Net increase (decrease)	(667,501)	$(23,014,381)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	172,669	$6,151,105
Shares issued to shareholders in reinvestment of dividends	5,827	195,043
Shares redeemed	(294,412)	(10,329,099)

Net increase (decrease)	(115,916)	$(3,982,951)

Year ended October 31, 2011:
Shares sold	716,310	$25,204,667
Shares issued to shareholders in reinvestment of dividends	6,589	236,471
Shares redeemed	(730,687)	(25,160,254)

Net increase (decrease)	(7,788)	$280,884

mainstayinvestments.com	87

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	12,206,754	$434,778,045
Shares issued to shareholders in reinvestment of dividends	652,248	22,817,582
Shares redeemed (a)	(17,405,387)	(614,391,390)

Net increase (decrease)	(4,546,385)	$(156,795,763)

Year ended October 31, 2011:
Shares sold	37,283,106	$1,258,879,547
Shares issued to shareholders in reinvestment of dividends	940,522	32,751,160
Shares redeemed	(19,137,742)	(666,912,192)

Net increase (decrease)	19,085,886	$624,718,515

Class R1	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	157,112	$5,709,274
Shares issued to shareholders in reinvestment of dividends	5,241	183,923
Shares redeemed	(75,574)	(2,617,390)

Net increase (decrease)	86,779	$3,275,807

Year ended October 31, 2011:
Shares sold	237,874	$8,440,959
Shares issued to shareholders in reinvestment of dividends	7,642	267,589
Shares redeemed	(113,847)	(3,985,549)

Net increase (decrease)	131,669	$4,722,999

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	101,272	$3,670,109
Shares issued to shareholders in reinvestment of dividends	4,131	143,805
Shares redeemed	(140,439)	(4,923,927)

Net increase (decrease)	(35,036)	$(1,110,013)

Year ended October 31, 2011:
Shares sold	253,908	$9,066,519
Shares issued to shareholders in reinvestment of dividends	7,138	250,291
Shares redeemed	(353,955)	(12,246,558)

Net increase (decrease)	(92,909)	$(2,929,748)

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	44,725	$1,614,590
Shares issued to shareholders in reinvestment of dividends	2,251	77,573
Shares redeemed	(57,150)	(1,988,128)

Net increase (decrease)	(10,174)	$(295,965)

Year ended October 31, 2011:
Shares sold	159,364	$5,649,570
Shares issued to shareholders in reinvestment of dividends	3,466	122,022
Shares redeemed	(127,780)	(4,488,623)

Net increase (decrease)	35,050	$1,282,969

(a) Includes the redemption of 963,146 shares through an in-kind transfer of securities in the amount of $36,596,388. (See Note 10)
MainStay ICAP Global Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	17,202	$149,507
Shares issued to shareholders in reinvestment of dividends	338	2,768
Shares redeemed	(9,098)	(77,782)

Net increase (decrease) in shares outstanding before conversion	8,442	74,493
Shares converted into Investor Class (See Note 1)	1,310	12,013
Shares converted from Investor Class (See Note 1)	(4,936)	(42,866)

Net increase (decrease)	4,816	$43,640

Year ended October 31, 2011:
Shares sold	28,167	$251,717
Shares issued to shareholders in reinvestment of dividends	797	7,201
Shares redeemed	(11,842)	(103,251)

Net increase (decrease) in shares outstanding before conversion	17,122	155,667
Shares converted into Investor Class (See Note 1)	7,109	53,531

Net increase (decrease)	24,231	$209,198

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	24,075	$209,137
Shares issued to shareholders in reinvestment of dividends	2,823	23,123
Shares redeemed	(85,630)	(758,072)

Net increase (decrease) in shares outstanding before conversion	(58,732)	(525,812)
Shares converted into Class A (See Note 1)	4,927	42,866
Shares converted from Class A (See Note 1)	(1,307)	(12,013)

Net increase (decrease)	(55,112)	$(494,959)

Year ended October 31, 2011:
Shares sold	441,804	$4,071,438
Shares issued to shareholders in reinvestment of dividends	7,678	69,681
Shares redeemed	(170,222)	(1,481,488)

Net increase (decrease) in shares outstanding before conversion	279,260	2,659,631
Shares converted from Class A (See Note 1)	(7,100)	(53,531)

Net increase (decrease)	272,160	$2,606,100

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	310	$2,583
Shares issued to shareholders in reinvestment of dividends	59	485
Shares redeemed	(8,022)	(70,249)

Net increase (decrease)	(7,653)	$(67,181)

88	MainStay ICAP Funds

Class C (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	28,872	$253,815
Shares issued to shareholders in reinvestment of dividends	217	1,969
Shares redeemed	(5,959)	(49,063)

Net increase (decrease)	23,130	$206,721

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	39,008	$327,585
Shares issued to shareholders in reinvestment of dividends	35,464	290,800
Shares redeemed	(450,125)	(4,060,921)

Net increase (decrease)	(375,653)	$(3,442,536)

Year ended October 31, 2011:
Shares sold	349,239	$3,067,271
Shares issued to shareholders in reinvestment of dividends	84,532	763,081
Shares redeemed	(51,648)	(453,796)

Net increase (decrease)	382,123	$3,376,556

MainStay ICAP International Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	20,808	$582,400
Shares issued to shareholders in reinvestment of dividends and distributions	(2)	—
Shares redeemed	(41,543)	(1,153,612)

Net increase (decrease) in shares outstanding before conversion	(20,737)	(571,212)
Shares converted into Investor Class (See Note 1)	2,384	70,176
Shares converted from Investor Class (See Note 1)	(16,969)	(471,409)

Net increase (decrease)	(35,322)	$(972,445)

Year ended October 31, 2011:
Shares sold	48,559	$1,458,743
Shares issued to shareholders in reinvestment of dividends	4,938	150,761
Shares redeemed	(64,512)	(1,895,804)

Net increase (decrease) in shares outstanding before conversion	(11,015)	(286,300)
Shares converted into Investor Class (See Note 1)	26,039	659,600
Shares converted from Investor Class (See Note 1)	(10,669)	(317,179)

Net increase (decrease)	4,355	$56,121

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	3,233,530	$90,264,022
Shares issued to shareholders in reinvestment of dividends	2,339	63,093
Shares redeemed	(1,257,176)	(35,095,958)

Net increase (decrease) in shares outstanding before conversion	1,978,693	55,231,157
Shares converted into Class A (See Note 1)	16,963	471,409
Shares converted from Class A (See Note 1)	(2,382)	(70,176)

Net increase (decrease)	1,993,274	$55,632,390

Year ended October 31, 2011:
Shares sold	2,373,364	$70,071,230
Shares issued to shareholders in reinvestment of dividends	105,581	3,214,484
Shares redeemed	(3,298,474)	(93,512,634)

Net increase (decrease) in shares outstanding before conversion	(819,529)	(20,226,920)
Shares converted into Class A (See Note 1)	10,664	317,179
Shares converted from Class A (See Note 1)	(26,028)	(659,600)

Net increase (decrease)	(834,893)	$(20,569,341)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	15,061	$407,489
Shares redeemed	(67,009)	(1,812,902)

Net increase (decrease)	(51,948)	$(1,405,413)

Year ended October 31, 2011:
Shares sold	244,527	$7,310,735
Shares issued to shareholders in reinvestment of dividends	5,399	163,372
Shares redeemed	(200,425)	(5,803,322)

Net increase (decrease)	49,501	$1,670,785

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	4,641,842	$128,668,357
Shares issued to shareholders in reinvestment of dividends	55,716	1,505,444
Shares redeemed	(4,619,972)	(128,381,844)

Net increase (decrease)	77,586	$1,791,957

Year ended October 31, 2011:
Shares sold	9,853,742	$290,968,279
Shares issued to shareholders in reinvestment of dividends	419,259	12,764,647
Shares redeemed	(5,490,785)	(163,031,995)

Net increase (decrease)	4,782,216	$140,700,931

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Notes to Financial Statements (Unaudited) (continued)

Class R1	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	7,122	$196,760
Shares issued to shareholders in reinvestment of dividends	22	589
Shares redeemed	(3,448)	(91,684)

Net increase (decrease)	3,696	$105,665

Year ended October 31, 2011:
Shares sold	5,618	$169,059
Shares issued to shareholders in reinvestment of dividends	304	9,178
Shares redeemed	(20,971)	(627,012)

Net increase (decrease)	(15,049)	$(448,775)

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	380,113	$10,442,232
Shares redeemed	(227,697)	(6,341,282)

Net increase (decrease)	152,416	$4,100,950

Year ended October 31, 2011:
Shares sold	548,717	$16,377,120
Shares issued to shareholders in reinvestment of dividends	19,309	588,454
Shares redeemed	(560,775)	(16,561,439)

Net increase (decrease)	7,251	$404,135

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	87,746	$2,404,162
Shares redeemed	(86,790)	(2,338,806)

Net increase (decrease)	956	$65,356

Year ended October 31, 2011:
Shares sold	161,656	$4,820,139
Shares issued to shareholders in reinvestment of dividends	3,881	118,132
Shares redeemed	(130,256)	(3,892,126)

Net increase (decrease)	35,281	$1,046,145

Note 10–In-Kind Transfer of Securities

During the year ended October 31, 2011, the MainStay ICAP Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
12/31/10	2,680,166	$97,079,910	$21,152,510

During the six-month period ended April 30, 2012, the MainStay ICAP Select Equity Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
3/30/12	963,146	$36,596,388	$1,170,138

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the ICAP Funds as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the ICAP Funds’ management for possible adjustment and/or disclosure.

No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At a meeting held on December 14, 2011, the Funds’ Board approved submitting the following proposals to shareholders:

i.	Approval of a change in the classification of each Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy;

ii.	and Approval of the amendment of each fundamental investment restriction for the Funds.

On or about March 19, 2012, shareholders who owned shares of a Fund as of the record date received a proxy statement containing further information regarding these proposed changes. The proxy statement included voting instruction cards where the shareholders of each Fund could vote on the proposals at a special meeting on May 21, 2012.

As of May 21, 2012, each of the proposals for each Fund passed.

The results of the May 21, 2012 shareholders meeting were as follows:

Mainstay ICAP Equity Fund

PROPOSAL 1–To approve a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

Votes For	Votes Against	Abstentions	Total
13,071,178.499	850,418.300	66,818.773	13,988,415.572

PROPOSAL 2–To approve the amendment of each fundamental investment restriction for the Fund:

Borrowing

Votes For	Votes Against	Abstentions	Total
13,080,599.698	835,087.123	72,768.751	13,988,415.572

Senior Securities

Votes For	Votes Against	Abstentions	Total
13,117,763.137	798,472.357	72,180.078	13,988,415.572

Underwriting Securities

Votes For	Votes Against	Abstentions	Total
13,096,077.569	817,797.495	74,540.508	13,988,415.572

Real Estate

Votes For	Votes Against	Abstentions	Total
13,006,479.375	826,184.339	155,751.858	13,988,415.572

90	MainStay ICAP Funds

Commodities

Votes For	Votes Against	Abstentions	Total
13,015,729.358	819,526.913	153,159.301	13,988,415.572

Making Loans

Votes For	Votes Against	Abstentions	Total
12,975,862.975	857,214.647	155,337.950	13,988,415.572

Concentration of Investments

Votes For	Votes Against	Abstentions	Total
12,989,912.107	840,416.733	158,086.732	13,988,415.572

Diversification

Votes For	Votes Against	Abstentions	Total
13,060,117.595	775,874.328	152,423.649	13,988,415.572

Mainstay ICAP Select Equity Fund

PROPOSAL 1–To approve a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

Votes For	Votes Against	Abstentions	Total
47,191,166.940	5,286,745.213	1,976,964.559	54,454,876.712

PROPOSAL 2–To approve the amendment of each fundamentaI investment restriction for the Fund:

Borrowing

Votes For	Votes Against	Abstentions	Total
49,290,237.178	3,050,742.798	2,113,896.736	54,454,876.712

Senior Securities

Votes For	Votes Against	Abstentions	Total
48,839,636.748	3,467,353.439	2,147,886.525	54,454,876.712

Underwriting Securities

Votes For	Votes Against	Abstentions	Total
49,482,273.707	2,798,008.099	2,174,594.906	54,454,876.712

Real Estate

Votes For	Votes Against	Abstentions	Total
49,716,367.927	2,631,442.588	2,107,066.197	54,454,876.712

Commodities

Votes For	Votes Against	Abstentions	Total
48,894,021.798	3,399,654.873	2,161,200.041	54,454,876.712

Making Loans

Votes For	Votes Against	Abstentions	Total
48,164,015.280	4,138,674.303	2,152,187.129	54,454,876.712

Concentration of Investments

Votes For	Votes Against	Abstentions	Total
50,020,379.117	2,287,135.213	2,147,362.382	54,454,876.712

Diversification

Votes For	Votes Against	Abstentions	Total
50,497,013.979	1,854,392.541	2,103,470.192	54,454,876.712

Mainstay ICAP International Fund

PROPOSAL 1–To approve a change in the classification of the Fund’s investment objective from a fundamental investment policy to a non-fundamental investment policy.

Votes For	Votes Against	Abstentions	Total
19,374,568.668	678,174.393	334,064.077	20,386,807.138

PROPOSAL 2–To approve the amendment of each fundamental investment restriction for the Fund:

Borrowing

Votes For	Votes Against	Abstentions	Total
19,563,745.746	488,475.080	334,586.312	20,386,807.138

Senior Securities

Votes For	Votes Against	Abstentions	Total
19,620,016.584	426,553.232	340,237.322	20,386,807.138

Underwriting Securities

Votes For	Votes Against	Abstentions	Total
19,600,009.126	445,265.407	341,532.605	20,386,807.138

Real Estate

Votes For	Votes Against	Abstentions	Total
19,608,848.487	434,687.740	343,270.911	20,386,807.138

Commodities

Votes For	Votes Against	Abstentions	Total
19,613,765.942	436,834.467	336,206.729	20,386,807.138

Making Loans

Votes For	Votes Against	Abstentions	Total
19,523,601.700	524,174.426	339,031.012	20,386,807.138

Concentration of Investments

Votes For	Votes Against	Abstentions	Total
19,637,755.387	410,702.856	338,348.895	20,386,807.138

Diversification

Votes For	Votes Against	Abstentions	Total
19,642,177.021	406,079.426	338,550.691	20,386,807.138

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Notes to Financial Statements (Unaudited) (continued)

Following the shareholder meeting, each Fund’s investment objective changed as follows:

Fund Name	Former Investment Objective	New Investment Objective
MainStay ICAP Equity Fund	The Fund seeks a superior total return with only a moderate degree of risk.	The Fund seeks total return.
MainStay ICAP Select Equity Fund	The Fund seeks a superior total return.	The Fund seeks total return.
MainStay ICAP International Fund	The Fund seeks a superior total return with income as a secondary objective.	The Fund seeks total return.

92	MainStay ICAP Funds

Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay ICAP Equity Fund, MainStay ICAP Global Fund, MainStay ICAP International Fund and MainStay ICAP Select Equity Fund (“ICAP Funds”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) with respect to the ICAP Funds.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and ICAP in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and ICAP. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the ICAP Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the ICAP Funds’ investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and ICAP on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the ICAP Funds, and the rationale for any differences in the ICAP Funds’ management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the ICAP Funds to New York Life Investments and its affiliates, including ICAP as subadvisor to the ICAP Funds, and responses from New York Life Investments and ICAP to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the ICAP Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the ICAP Funds by New York Life Investments and ICAP; (ii) the investment performance of the ICAP Funds, New York Life Investments and ICAP; (iii) the costs of the services provided, and profits realized, by New York

Life Investments and ICAP from their relationship with the ICAP Funds; (iv) the extent to which economies of scale may be realized as the ICAP Funds grow, and the extent to which economies of scale may benefit ICAP Fund investors; and (v) the reasonableness of the ICAP Funds’ management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and ICAP and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the ICAP Funds, and that the ICAP Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the ICAP Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and ICAP

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the ICAP Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the ICAP Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the ICAP Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the ICAP Funds under the terms of the Management Agreements, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the ICAP Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the ICAP Funds’ Management Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the ICAP Funds, and noted that New York Life Investments is responsible for compensating the ICAP Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the ICAP Funds’ prospectus.

mainstayinvestments.com	93

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

The Board also examined the nature, extent and quality of the advisory services that ICAP provides to the ICAP Funds. The Board evaluated ICAP’s experience in serving as subadvisor to the ICAP Funds and managing other portfolios. It examined ICAP’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP, and ICAP’s overall legal and compliance environment. The Board also reviewed ICAP’s willingness to invest in personnel that benefit the ICAP Funds. In this regard, the Board considered the experience of the ICAP Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and ICAP’s experience, personnel, operations and resources.

Investment Performance

In evaluating the ICAP Funds’ investment performance, the Board considered investment performance results in light of the ICAP Funds’ investment objectives, strategies and risks, as disclosed in the ICAP Funds’ prospectus. The Board particularly considered detailed investment reports on the ICAP Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the ICAP Funds’ gross and net returns, the ICAP Funds’ investment performance relative to relevant investment categories and ICAP Fund benchmarks, the ICAP Funds’ risk-adjusted investment performance, and the ICAP Funds’ investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the ICAP Funds as compared to peer funds.

In considering the ICAP Funds’ investment performance, the Board focused principally on the ICAP Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the ICAP Funds’ investment performance, as well as discussions between the ICAP Funds’ portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or ICAP had taken, or had agreed with the Board to take, to enhance ICAP Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the ICAP Funds, along with ongoing efforts by New York Life Investments and ICAP to enhance investment returns, supported a determination to approve the Agreements. The ICAP Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the ICAP Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and ICAP

The Board considered the costs of the services provided by New York Life Investments and ICAP under the Agreements, and the profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including ICAP, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the ICAP Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the ICAP Funds. The Board acknowledged that New York Life Investments and ICAP must be in a position to pay and retain experienced professional personnel to provide services to the ICAP Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments and ICAP to continue to provide high-quality services to the ICAP Funds. The Board also noted that the ICAP Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the ICAP Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the ICAP Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the ICAP Funds. The Board recognized, for example, the benefits to ICAP from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP in exchange for commissions paid by the ICAP Funds with respect to trades on the ICAP Funds’ portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the ICAP Funds, New York Life Investments’ affiliates also earn revenues from serving the ICAP Funds in various other capacities, including as the ICAP Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the ICAP Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the ICAP Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board

94	MainStay ICAP Funds

considered the profitability of New York Life Investments’ relationship with the ICAP Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the ICAP Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the ICAP Funds Grow

The Board also considered whether the ICAP Funds’ expense structures permitted economies of scale to be shared with ICAP Fund investors. The Board reviewed information from New York Life Investments showing how the ICAP Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the ICAP Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the ICAP Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. The Board accepted New York Life Investments’ proposals to add an additional management fee breakpoint for each of the MainStay ICAP Equity Fund and MainStay ICAP International Fund.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the ICAP Funds’ expense structures appropriately reflect economies of scale for the benefit of ICAP Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the ICAP Funds’ expense structures as the ICAP Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the ICAP Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the ICAP Funds to New York Life Investments, since the fees paid to ICAP are paid by New York Life Investments, not the ICAP Funds.

In assessing the reasonableness of the ICAP Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and ICAP on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the ICAP Funds. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the ICAP Funds’ net management fees and expenses. The Board considered and approved New York Life Investments’ proposal to modify the MainStay ICAP International Fund’s contractual expense limitation arrangements, noting that the MainStay ICAP International Fund’s management fee and total expenses would continue to compare favorably to peers without the expense limitation arrangements. In addition, the Board noted New York Life Investments’ intention to voluntarily limit the total operating expenses of the MainStay ICAP Select Equity Fund’s Class R1 and Class R2 shares.

The Board noted that, outside of the ICAP Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the ICAP Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the ICAP Funds’ average net assets. The Board took into account information from New York Life Investments showing that the ICAP Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the ICAP Funds’ transfer agent, charges the ICAP Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the ICAP Funds.

The Board acknowledged that, because the ICAP Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset

mainstayinvestments.com	95

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the ICAP Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

96	MainStay ICAP Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the ICAP Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The ICAP Funds are required to file with the SEC their proxy voting records for each ICAP Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant ICAP Fund proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each ICAP Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each ICAP Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	97

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26510 MS119-12	MSIC10-06/12 NLOE1

MainStay S&P 500 Index Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges	9.05%	0.97%	–0.18%	3.80%	0.91%
		Excluding sales charges	12.42	4.09	0.43	4.11	0.91
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges	9.12	1.06	–0.13	3.82	0.69
		Excluding sales charges	12.49	4.19	0.48	4.14	0.69
Class I Shares	No Sales Charge		12.59	4.45	0.75	4.45	0.44

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[5]	12.77%	4.76%	1.01%	4.71%
Average Lipper S&P 500 Index Objective Fund[6]	12.43	4.13	0.47	4.17

5.

S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper S&P 500 Index objective fund is representative of funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay S&P 500 Index Fund

Cost in Dollars of a $1,000 Investment in MainStay S&P 500 Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,124.20	$3.70	$1,021.40	$3.52

Class A Shares	$1,000.00	$1,124.90	$3.17	$1,021.90	$3.02

Class I Shares	$1,000.00	$1,125.90	$1.85	$1,023.10	$1.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.70% for Investor Class, 0.60% for Class A and 0.35% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	9.2%
Pharmaceuticals	5.7
Computers & Peripherals	5.5
IT Services	3.9
Software	3.7
Insurance	3.5
Diversified Financial Services	3.1
Media	3.1
Commercial Banks	2.9
Diversified Telecommunication Services	2.7
Aerospace & Defense	2.5
Beverages	2.5
Industrial Conglomerates	2.5
Chemicals	2.3
Semiconductors & Semiconductor Equipment	2.3
Food & Staples Retailing	2.2
Communications Equipment	2.1
Specialty Retail	2.1
Hotels, Restaurants & Leisure	2.0
Household Products	2.0
Machinery	2.0
Real Estate Investment Trusts	2.0
Tobacco	2.0
Capital Markets	1.9
Electric Utilities	1.9
Health Care Providers & Services	1.9
Energy Equipment & Services	1.8
Food Products	1.8
Internet Software & Services	1.8
Health Care Equipment & Supplies	1.7
Multi-Utilities	1.3
Biotechnology	1.2
Internet & Catalog Retail	1.0
Air Freight & Logistics	0.9
Consumer Finance	0.9

Metals & Mining	0.8%
Multiline Retail	0.8
Road & Rail	0.8
Textiles, Apparel & Luxury Goods	0.7
Electrical Equipment	0.5
Electronic Equipment & Instruments	0.5
Automobiles	0.4
Commercial Services & Supplies	0.4
Life Sciences Tools & Services	0.4
Auto Components	0.3
Construction & Engineering	0.2
Household Durables	0.2
Paper & Forest Products	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Wireless Telecommunication Services	0.2
Airlines	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Professional Services	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Building Products	0.0	‡
Construction Materials	0.0	‡
Short-Term Investments	2.1
Investments Sold Short	–0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2012 (excluding short-term investments)

1.	Apple, Inc.

2.	ExxonMobil Corp.

3.	International Business Machines Corp.

4.	Microsoft Corp.

5.	Chevron Corp.
6.	General Electric Co.

7.	AT&T, Inc.

8.	Johnson & Johnson

9.	Wells Fargo & Co.

10.	Procter & Gamble Co. (The)

8	MainStay S&P 500 Index Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Francis J. Ok and Lee Baker of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay S&P 500 Index Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay S&P 500 Index Fund returned 12.42% for Investor Class shares and 12.49% for Class A shares for the six months ended April 30, 2012. Over the same period, the Fund’s Class I shares returned 12.59%. Class A shares and Class I shares outperformed—and Inves- tor Class shares underperformed—the 12.43% return of the average Lipper1 S&P 500 Index objective fund for the six months ended April 30, 2012. All share classes underperformed the 12.77% return of the S&P 500® Index2 for the six months ended April 30, 2012. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

MainStay S&P 500 Index Fund invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since these futures track the performance of the S&P 500® Index closely, they had a pos-

itive impact on the Fund’s overall performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

During the reporting period, the S&P 500® industries with the highest total returns were building products, computers & peripherals, and construction materials. The S&P 500® industries with the lowest total returns were diversified consumer services, metals & mining, and independent power producers & energy traders.

During the reporting period, which industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

During the reporting period, the S&P 500® industries that made the strongest positive contributions to the Fund’s absolute performance were computers & peripherals, pharmaceuticals, and commercial banks. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s performance were metals & mining, energy equipment & services, and diversified consumer services.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were household durables company Pulte Group, Internet & catalog retail company Expedia, and commercial bank Regions Financial. Over the same period, the S&P 500® stocks with the lowest total returns were semiconductor companies First Solar and MEMC Electronic Materials and software company Electronic Arts.

During the reporting period, which S&P 500® stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® stocks that made the strongest contributions to the Fund’s absolute performance were computer & peripherals company Apple; oil, gas & consumable fuels company ExxonMobil; and software giant Microsoft.

Over the same period, the S&P 500® stocks that made the weakest contributions to the Fund’s absolute performance were software company Oracle; metals & mining company Newmont Mining; and oil, gas & consumable fuels company Chesapeake Energy.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 12 additions to and 12 deletions from the S&P 500® Index. In terms of Index weight, significant additions to the Index included oil, gas & consumable fuels company Phillips 66, which spun off from ConocoPhillips during the reporting period, and electronic equipment, instruments & components company TE Connectivity. Significant deletions included pharmacy benefit manager Medco Health Solutions and diversified manufacturing company ITT.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the S&P 500® Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Shares	Value
Common Stocks 97.9%†
Aerospace & Defense 2.5%
Boeing Co. (The)	84,679	$6,503,347
General Dynamics Corp.	40,517	2,734,897
Goodrich Corp.	14,285	1,792,196
Honeywell International, Inc.	88,051	5,341,174
L-3 Communications Holdings, Inc.	11,242	826,737
Lockheed Martin Corp.	30,274	2,741,008
Northrop Grumman Corp.	28,684	1,815,123
Precision Castparts Corp.	16,488	2,907,988
Raytheon Co.	38,598	2,089,696
Rockwell Collins, Inc.	16,874	943,088
Textron, Inc.	31,750	845,820
United Technologies Corp.	103,359	8,438,229

		36,979,303

Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	18,544	1,107,819
Expeditors International of Washington, Inc.	24,085	963,400
FedEx Corp.	35,713	3,151,315
United Parcel Service, Inc. Class B	108,866	8,506,789

		13,729,323

Airlines 0.1%
Southwest Airlines Co.	87,767	726,711

Auto Components 0.3%
BorgWarner, Inc. (a)	12,389	979,227
Goodyear Tire & Rubber Co. (The) (a)	27,776	304,980
Johnson Controls, Inc.	77,309	2,471,569

		3,755,776

Automobiles 0.4%
Ford Motor Co.	431,592	4,868,358
Harley-Davidson, Inc.	25,959	1,358,434

		6,226,792

Beverages 2.5%
Beam, Inc.	17,794	1,010,343
Brown-Forman Corp. Class B	11,276	973,683
Coca-Cola Co. (The)	257,000	19,614,240
Coca-Cola Enterprises, Inc.	34,101	1,027,122
Constellation Brands, Inc. Class A (a)	19,498	421,157
Dr. Pepper Snapple Group, Inc.	24,085	977,369
Molson Coors Brewing Co. Class B	17,840	741,787
PepsiCo., Inc.	178,351	11,771,166

		36,536,867

Biotechnology 1.2%
Amgen, Inc.	89,868	6,390,513
Biogen Idec, Inc. (a)	27,106	3,632,475

	Shares	Value
Biotechnology (continued)
Celgene Corp. (a)	49,828	$3,633,458
Gilead Sciences, Inc. (a)	85,996	4,472,652

		18,129,098

Building Products 0.0%‡
Masco Corp.	40,574	534,765

Capital Markets 1.9%
Ameriprise Financial, Inc.	25,198	1,365,984
Bank of New York Mellon Corp. (The)	136,812	3,235,604
BlackRock, Inc.	11,401	2,184,203
Charles Schwab Corp. (The)	122,709	1,754,739
E*TRADE Financial Corp. (a)	28,832	306,484
Federated Investors, Inc. Class B	10,481	231,420
Franklin Resources, Inc.	16,182	2,031,003
Goldman Sachs Group, Inc. (The)	56,199	6,471,315
Invesco, Ltd.	50,669	1,258,618
Legg Mason, Inc.	14,126	368,265
Morgan Stanley	173,003	2,989,492
Northern Trust Corp.	27,378	1,302,919
State Street Corp.	55,393	2,560,264
T. Rowe Price Group, Inc.	28,786	1,816,828

		27,877,138

Chemicals 2.3%
Air Products & Chemicals, Inc.	23,915	2,044,493
Airgas, Inc.	7,801	714,884
CF Industries Holdings, Inc.	7,438	1,435,980
Dow Chemical Co. (The)	134,609	4,560,553
E.I. du Pont de Nemours & Co.	105,868	5,659,703
Eastman Chemical Co.	15,557	839,611
Ecolab, Inc.	33,079	2,106,802
FMC Corp.	7,926	875,427
International Flavors & Fragrances, Inc.	9,187	553,149
Monsanto Co.	60,798	4,631,592
Mosaic Co. (The)	33,817	1,786,214
PPG Industries, Inc.	17,261	1,816,548
Praxair, Inc.	33,885	3,920,495
Sherwin-Williams Co. (The)	9,823	1,181,510
Sigma-Aldrich Corp.	13,706	971,755

		33,098,716

Commercial Banks 2.9%
BB&T Corp.	79,171	2,536,639
Comerica, Inc.	22,439	718,497
Fifth Third Bancorp	104,460	1,486,466
First Horizon National Corp.	29,116	267,285
Huntington Bancshares, Inc.	98,158	656,677
KeyCorp	108,219	870,081
M&T Bank Corp.	14,353	1,238,233

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investments. May be subject to change daily.

10	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Commercial Banks (continued)
PNC Financial Services Group, Inc.	59,912	$3,973,364
Regions Financial Corp.	160,455	1,081,467
SunTrust Banks, Inc.	60,446	1,467,629
U.S. Bancorp	216,994	6,980,697
♦Wells Fargo & Co.	598,803	20,017,984
Zions Bancorp.	20,917	426,497

		41,721,516

Commercial Services & Supplies 0.4%
ACCO Brands Corp.	6,405	67,573
Avery Dennison Corp.	12,082	386,382
Cintas Corp.	12,525	490,604
Iron Mountain, Inc.	19,429	590,059
Pitney Bowes, Inc.	22,688	388,645
R.R. Donnelley & Sons Co.	20,270	253,578
Republic Services, Inc.	35,725	977,793
Stericycle, Inc. (a)	9,630	833,958
Waste Management, Inc.	52,395	1,791,909

		5,780,501

Communications Equipment 2.1%
Cisco Systems, Inc.	611,601	12,323,760
F5 Networks, Inc. (a)	8,994	1,204,567
Harris Corp.	12,934	589,014
JDS Uniphase Corp. (a)	26,095	317,054
Juniper Networks, Inc. (a)	59,776	1,281,000
Motorola Mobility Holdings, Inc. (a)	29,933	1,161,999
Motorola Solutions, Inc.	33,408	1,704,810
QUALCOMM, Inc.	192,069	12,261,685

		30,843,889

Computers & Peripherals 5.5%
♦Apple, Inc. (a)	105,880	61,859,331
Dell, Inc. (a)	173,400	2,838,558
EMC Corp. (a)	233,142	6,576,936
Hewlett-Packard Co.	224,421	5,556,664
Lexmark International, Inc. Class A	8,040	242,004
NetApp, Inc. (a)	41,221	1,600,612
SanDisk Corp. (a)	27,526	1,018,737
Western Digital Corp. (a)	26,561	1,030,832

		80,723,674

Construction & Engineering 0.2%
Fluor Corp.	19,191	1,108,280
Jacobs Engineering Group, Inc. (a)	14,592	639,568
Quanta Services, Inc. (a)	23,994	530,747

		2,278,595

Construction Materials 0.0%‡
Vulcan Materials Co.	14,671	628,065

	Shares	Value
Consumer Finance 0.9%
American Express Co.	115,237	$6,938,420
Capital One Financial Corp.	62,842	3,486,474
Discover Financial Services	60,185	2,040,272
SLM Corp.	57,834	857,678

		13,322,844

Containers & Packaging 0.1%
Ball Corp.	17,726	740,238
Bemis Co., Inc.	11,708	379,222
Owens-Illinois, Inc. (a)	18,669	434,054
Sealed Air Corp.	21,814	418,393

		1,971,907

Distributors 0.1%
Genuine Parts Co.	17,692	1,146,088

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	12,775	449,935
DeVry, Inc.	6,779	217,945
H&R Block, Inc.	33,261	488,937

		1,156,817

Diversified Financial Services 3.1%
Bank of America Corp.	1,218,728	9,883,884
Citigroup, Inc.	332,571	10,988,146
CME Group, Inc. Class A	7,540	2,004,283
IntercontinentalExchange, Inc. (a)	8,244	1,096,782
JPMorgan Chase & Co.	433,489	18,631,357
Leucadia National Corp.	22,495	559,226
Moody’s Corp.	22,280	912,366
NASDAQ OMX Group, Inc. (The) (a)	14,172	348,206
NYSE Euronext	29,331	755,273

		45,179,523

Diversified Telecommunication Services 2.7%
♦AT&T, Inc.	673,251	22,156,690
CenturyLink, Inc.	70,359	2,713,043
Frontier Communications Corp.	112,988	456,472
Verizon Communications, Inc.	321,988	13,001,876
Windstream Corp.	66,601	748,595

		39,076,676

Electric Utilities 1.9%
American Electric Power Co., Inc.	54,893	2,132,044
Duke Energy Corp.	151,688	3,250,674
Edison International	36,997	1,628,238
Entergy Corp.	20,054	1,314,740
Exelon Corp.	96,647	3,770,199
FirstEnergy Corp.	47,489	2,223,435
NextEra Energy, Inc.	47,262	3,041,310
Northeast Utilities	35,554	1,307,321
Pepco Holdings, Inc.	25,845	488,987
Pinnacle West Capital Corp.	12,412	600,120

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Electric Utilities (continued)
PPL Corp.	65,772	$1,798,864
Progress Energy, Inc.	33,522	1,784,041
Southern Co.	98,408	4,520,864

		27,860,837

Electrical Equipment 0.5%
Cooper Industries PLC	17,999	1,126,197
Emerson Electric Co.	83,396	4,381,626
Rockwell Automation, Inc.	16,170	1,250,588
Roper Industries, Inc.	11,004	1,121,308

		7,879,719

Electronic Equipment & Instruments 0.5%
Amphenol Corp. Class A	18,544	1,078,148
Corning, Inc.	172,821	2,479,981
FLIR Systems, Inc.	17,488	392,781
Jabil Circuit, Inc.	20,940	491,043
Molex, Inc.	15,591	430,156
TE Connectivity, Ltd.	48,398	1,764,591

		6,636,700

Energy Equipment & Services 1.8%
Baker Hughes, Inc.	49,692	2,191,914
Cameron International Corp. (a)	27,957	1,432,796
Diamond Offshore Drilling, Inc.	7,892	540,997
FMC Technologies, Inc. (a)	27,151	1,276,097
Halliburton Co.	104,812	3,586,667
Helmerich & Payne, Inc.	12,196	626,752
Nabors Industries, Ltd. (a)	32,784	545,854
National-Oilwell Varco, Inc.	48,170	3,649,359
Noble Corp. (a)	28,639	1,090,000
Rowan Cos., Inc. (a)	14,036	484,663
Schlumberger, Ltd.	151,461	11,229,319

		26,654,418

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	49,385	4,354,275
CVS Caremark Corp.	147,895	6,599,075
Kroger Co. (The)	65,272	1,518,879
Safeway, Inc.	30,433	618,703
SUPERVALU, Inc.	15,861	94,214
Sysco Corp.	66,385	1,918,527
Wal-Mart Stores, Inc.	198,337	11,684,033
Walgreen Co.	99,191	3,477,637
Whole Foods Market, Inc.	18,430	1,530,980

		31,796,323

Food Products 1.8%
Archer-Daniels-Midland Co.	75,129	2,316,227
Campbell Soup Co.	20,270	685,734
ConAgra Foods, Inc.	46,853	1,209,744
Dean Foods Co. (a)	20,917	256,861

	Shares	Value
Food Products (continued)
General Mills, Inc.	73,210	$2,847,137
H.J. Heinz Co.	36,327	1,936,592
Hershey Co. (The)	17,419	1,167,247
Hormel Foods Corp.	15,591	453,074
J.M. Smucker Co. (The)	12,877	1,025,396
Kellogg Co.	27,980	1,414,949
Kraft Foods, Inc. Class A	200,790	8,005,497
McCormick & Co., Inc.	15,103	844,409
Mead Johnson Nutrition Co.	23,131	1,979,088
Sara Lee Corp.	67,180	1,480,647
Tyson Foods, Inc. Class A	33,102	604,112

		26,226,714

Gas Utilities 0.1%
AGL Resources, Inc.	13,297	524,301
ONEOK, Inc.	11,798	1,013,330

		1,537,631

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	63,625	3,525,461
Becton, Dickinson & Co.	23,858	1,871,660
Boston Scientific Corp. (a)	164,804	1,031,673
C.R. Bard, Inc.	9,550	945,068
CareFusion Corp. (a)	25,527	661,405
Covidien PLC	54,882	3,031,133
DENTSPLY International, Inc.	16,125	662,093
Edwards Lifesciences Corp. (a)	13,059	1,083,505
Intuitive Surgical, Inc. (a)	4,463	2,580,507
Medtronic, Inc.	118,166	4,513,941
St. Jude Medical, Inc.	36,395	1,409,214
Stryker Corp.	36,781	2,007,139
Varian Medical Systems, Inc. (a)	12,832	813,806
Zimmer Holdings, Inc.	20,224	1,272,696

		25,409,301

Health Care Providers & Services 1.9%
Aetna, Inc.	39,790	1,752,351
AmerisourceBergen Corp.	29,275	1,089,323
Cardinal Health, Inc.	39,256	1,659,351
CIGNA Corp.	32,534	1,504,047
Coventry Health Care, Inc.	16,034	480,860
DaVita, Inc. (a)	10,640	942,491
Express Scripts Holding Co. (a)	90,754	5,063,166
Humana, Inc.	18,635	1,503,472
Laboratory Corp. of America Holdings (a)	11,038	970,130
McKesson Corp.	27,946	2,554,544
Patterson Cos., Inc.	9,948	339,127
Quest Diagnostics, Inc.	17,976	1,037,035
Tenet Healthcare Corp. (a)	46,558	241,636
UnitedHealth Group, Inc.	118,666	6,663,096
WellPoint, Inc.	38,007	2,577,635

		28,378,264

12	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Technology 0.1%
Cerner Corp. (a)	16,568	$1,343,499

Hotels, Restaurants & Leisure 2.0%
Carnival Corp.	51,429	1,670,928
Chipotle Mexican Grill, Inc. Class A (a)	3,554	1,471,889
Darden Restaurants, Inc.	14,581	730,217
International Game Technology	33,783	526,339
Marriott International, Inc. Class A	30,331	1,185,639
McDonald’s Corp.	115,668	11,271,847
Starbucks Corp.	85,553	4,909,031
Starwood Hotels & Resorts Worldwide, Inc.	22,268	1,318,266
Wyndham Worldwide Corp.	16,568	834,033
Wynn Resorts, Ltd.	9,016	1,202,734
Yum! Brands, Inc.	52,281	3,802,397

		28,923,320

Household Durables 0.2%
D.R. Horton, Inc.	31,659	517,625
Harman International Industries, Inc.	7,972	395,252
Leggett & Platt, Inc.	15,898	346,099
Lennar Corp. Class A	18,430	511,248
Newell Rubbermaid, Inc.	32,750	596,050
Pulte Group, Inc. (a)	38,234	376,223
Whirlpool Corp.	8,698	556,846

		3,299,343

Household Products 2.0%
Clorox Co. (The)	14,740	1,033,274
Colgate-Palmolive Co.	54,461	5,388,371
Kimberly-Clark Corp.	44,707	3,508,158
♦Procter & Gamble Co. (The)	312,779	19,905,256

		29,835,059

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The) (a)	73,062	914,736
NRG Energy, Inc. (a)	25,857	439,569

		1,354,305

Industrial Conglomerates 2.5%
3M Co.	78,865	7,047,377
Danaher Corp.	64,965	3,522,402
♦General Electric Co.	1,201,570	23,526,741
Tyco International, Ltd.	52,349	2,938,349

		37,034,869

Insurance 3.5%
ACE, Ltd.	38,291	2,908,967
Aflac, Inc.	53,042	2,389,012
Allstate Corp. (The)	56,585	1,885,978
American International Group, Inc. (a)	61,093	2,078,995
Aon PLC	36,928	1,912,870
Assurant, Inc.	9,936	400,818

	Shares	Value
Insurance (continued)
Berkshire Hathaway, Inc. Class B (a)	199,654	$16,062,164
Chubb Corp. (The)	30,785	2,249,460
Cincinnati Financial Corp.	18,430	656,477
Genworth Financial, Inc. Class A (a)	55,801	335,364
Hartford Financial Services Group, Inc. (The)	49,987	1,027,233
Lincoln National Corp.	33,079	819,367
Loews Corp.	34,691	1,426,841
Marsh & McLennan Cos., Inc.	61,706	2,064,066
MetLife, Inc.	120,403	4,338,120
Principal Financial Group, Inc.	34,237	947,338
Progressive Corp. (The)	69,439	1,479,051
Prudential Financial, Inc.	53,371	3,231,080
Torchmark Corp.	11,378	554,222
Travelers Cos., Inc. (The)	44,639	2,871,180
Unum Group	32,999	783,396
XL Group PLC	35,850	771,134

		51,193,133

Internet & Catalog Retail 1.0%
Amazon.com, Inc. (a)	41,346	9,588,137
Expedia, Inc.	10,776	459,381
Netflix, Inc. (a)	6,291	504,161
Priceline.com, Inc. (a)	5,655	4,302,437
TripAdvisor, Inc. (a)	10,765	403,795

		15,257,911

Internet Software & Services 1.8%
Akamai Technologies, Inc. (a)	20,190	658,194
eBay, Inc. (a)	130,067	5,339,250
Google, Inc. Class A (a)	28,798	17,429,414
VeriSign, Inc.	18,112	744,584
Yahoo!, Inc. (a)	137,823	2,141,770

		26,313,212

IT Services 3.9%
Accenture PLC Class A	73,493	4,773,370
Automatic Data Processing, Inc.	55,711	3,098,646
Cognizant Technology Solutions Corp. Class A (a)	34,453	2,526,094
Computer Sciences Corp.	17,613	494,221
Fidelity National Information Services, Inc.	26,629	896,599
Fiserv, Inc. (a)	15,739	1,106,294
♦International Business Machines Corp.	131,577	27,246,965
MasterCard, Inc. Class A	12,071	5,459,351
Paychex, Inc.	36,633	1,134,890
SAIC, Inc.	31,387	381,666
Teradata Corp. (a)	19,009	1,326,448
Total System Services, Inc.	18,226	428,676
Visa, Inc. Class A	56,483	6,946,279
Western Union Co. (The)	70,439	1,294,669

		57,114,168

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Leisure Equipment & Products 0.1%
Hasbro, Inc.	13,150	$483,131
Mattel, Inc.	38,495	1,293,432

		1,776,563

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.	39,472	1,664,929
Life Technologies Corp. (a)	20,247	938,651
PerkinElmer, Inc.	12,889	355,736
Thermo Fisher Scientific, Inc.	41,550	2,312,258
Waters Corp. (a)	10,118	851,025

		6,122,599

Machinery 2.0%
Caterpillar, Inc.	73,527	7,556,370
Cummins, Inc.	21,791	2,524,051
Deere & Co.	45,627	3,757,840
Dover Corp.	20,860	1,307,088
Eaton Corp.	38,007	1,831,177
Flowserve Corp.	6,189	711,302
Illinois Tool Works, Inc.	54,938	3,152,342
Ingersoll-Rand PLC	33,772	1,435,985
Joy Global, Inc.	12,014	850,231
PACCAR, Inc.	40,528	1,741,083
Pall Corp.	13,104	781,129
Parker Hannifin Corp.	17,136	1,502,656
Snap-On, Inc.	6,632	414,765
Stanley Black & Decker, Inc.	19,248	1,408,184
Xylem, Inc.	20,974	584,755

		29,558,958

Media 3.1%
Cablevision Systems Corp. Class A	24,608	364,690
CBS Corp. Class B	73,709	2,458,195
Comcast Corp. Class A	306,204	9,287,167
DIRECTV Class A (a)	76,798	3,783,837
Discovery Communications, Inc. Class A (a)	29,354	1,597,445
Gannett Co., Inc.	26,901	371,772
Interpublic Group of Cos., Inc. (The)	50,657	598,259
McGraw-Hill Cos., Inc. (The)	31,569	1,552,248
News Corp. Class A	244,418	4,790,593
Omnicom Group, Inc.	30,978	1,589,481
Scripps Networks Interactive Class A	10,845	544,636
Time Warner Cable, Inc.	35,668	2,869,491
Time Warner, Inc.	110,104	4,124,496
Viacom, Inc. Class B	61,343	2,845,702
Walt Disney Co. (The)	203,538	8,774,523
Washington Post Co. Class B	545	206,103

		45,758,638

Metals & Mining 0.8%
Alcoa, Inc.	121,062	1,177,933
Allegheny Technologies, Inc.	12,116	520,261

	Shares	Value
Metals & Mining (continued)
Cliffs Natural Resources, Inc.	16,125	$1,003,943
Freeport-McMoRan Copper & Gold, Inc.	107,640	4,122,612
Newmont Mining Corp.	56,222	2,678,978
Nucor Corp.	35,986	1,411,011
Titanium Metals Corp.	9,346	138,041
United States Steel Corp.	16,352	463,252

		11,516,031

Multi-Utilities 1.3%
Ameren Corp.	27,549	903,332
CenterPoint Energy, Inc.	48,386	977,881
CMS Energy Corp.	29,218	671,722
Consolidated Edison, Inc.	33,261	1,977,366
Dominion Resources, Inc.	64,738	3,378,676
DTE Energy Co.	19,236	1,084,526
Integrys Energy Group, Inc.	8,891	485,804
NiSource, Inc.	32,045	789,909
PG&E Corp.	46,796	2,067,447
Public Service Enterprise Group, Inc.	57,471	1,790,222
SCANA Corp.	13,172	607,493
Sempra Energy	27,322	1,768,826
TECO Energy, Inc.	24,505	441,580
Wisconsin Energy Corp.	26,175	964,287
Xcel Energy, Inc.	55,279	1,495,850

		19,404,921

Multiline Retail 0.8%
Big Lots, Inc. (a)	7,449	272,931
Dollar Tree, Inc. (a)	13,513	1,373,732
Family Dollar Stores, Inc.	13,377	903,616
J.C. Penney Co., Inc.	16,432	592,538
Kohl’s Corp.	28,775	1,442,491
Macy’s, Inc.	47,035	1,929,376
Nordstrom, Inc.	18,158	1,014,306
Sears Holdings Corp. (a)	4,349	233,889
Target Corp.	76,264	4,418,736

		12,181,615

Office Electronics 0.1%
Xerox Corp.	151,245	1,176,686

Oil, Gas & Consumable Fuels 9.2%
Alpha Natural Resources, Inc. (a)	24,982	402,960
Anadarko Petroleum Corp.	56,596	4,143,393
Apache Corp.	43,640	4,186,822
Cabot Oil & Gas Corp.	23,824	837,175
Chesapeake Energy Corp.	75,231	1,387,260
♦Chevron Corp.	224,500	23,922,720
ConocoPhillips	145,318	10,409,128
CONSOL Energy, Inc.	25,789	857,226
Denbury Resources, Inc. (a)	44,321	843,872
Devon Energy Corp.	45,888	3,205,277

14	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
El Paso Corp.	87,767	$2,604,047
EOG Resources, Inc.	30,558	3,355,574
EQT Corp.	16,977	845,794
♦ExxonMobil Corp.	535,212	46,210,204
Hess Corp.	34,362	1,791,635
Marathon Oil Corp.	79,932	2,345,205
Marathon Petroleum Corp.	39,472	1,642,430
Murphy Oil Corp.	22,018	1,210,329
Newfield Exploration Co. (a)	15,046	540,151
Noble Energy, Inc.	20,088	1,995,140
Occidental Petroleum Corp.	92,105	8,401,818
Peabody Energy Corp.	30,921	961,952
Pioneer Natural Resources Co.	14,001	1,621,596
QEP Resources, Inc.	20,156	621,006
Range Resources Corp.	17,919	1,194,481
Southwestern Energy Co. (a)	39,631	1,251,547
Spectra Energy Corp.	73,948	2,273,162
Sunoco, Inc.	12,128	597,789
Tesoro Corp. (a)	15,784	366,978
Valero Energy Corp.	63,035	1,556,965
Williams Cos., Inc.	67,248	2,288,449
WPX Energy, Inc. (a)	22,552	396,239

		134,268,324

Paper & Forest Products 0.2%
International Paper Co.	49,635	1,653,342
MeadWestvaco Corp.	19,418	617,881

		2,271,223

Personal Products 0.2%
Avon Products, Inc.	48,943	1,057,169
Estee Lauder Cos., Inc. (The) Class A	25,539	1,668,973

		2,726,142

Pharmaceuticals 5.7%
Abbott Laboratories	178,555	11,081,123
Allergan, Inc.	34,566	3,318,336
Bristol-Myers Squibb Co.	191,694	6,396,829
Eli Lilly & Co.	115,963	4,799,709
Forest Laboratories, Inc. (a)	30,149	1,050,090
Hospira, Inc. (a)	18,703	656,849
♦Johnson & Johnson	311,722	20,289,985
Merck & Co., Inc.	345,664	13,563,855
Mylan, Inc. (a)	48,477	1,052,436
Perrigo Co.	10,595	1,111,415
Pfizer, Inc.	856,042	19,629,043
Watson Pharmaceuticals, Inc. (a)	14,444	1,088,500

		84,038,170

Professional Services 0.1%
Dun & Bradstreet Corp.	5,417	421,334
Equifax, Inc.	13,604	623,335

	Shares	Value
Professional Services (continued)
Robert Half International, Inc.	16,136	$480,853

		1,525,522

Real Estate Investment Trusts 2.0%
American Tower Corp.	44,707	2,931,885
Apartment Investment & Management Co. Class A	13,752	373,367
AvalonBay Communities, Inc.	10,811	1,571,919
Boston Properties, Inc.	16,840	1,822,930
Equity Residential	34,090	2,094,490
HCP, Inc.	46,501	1,927,466
Health Care REIT, Inc.	23,881	1,353,097
Host Hotels & Resorts, Inc.	80,352	1,337,057
Kimco Realty Corp.	46,217	897,072
Plum Creek Timber Co., Inc.	18,328	770,509
Prologis, Inc.	52,122	1,864,925
Public Storage	16,148	2,313,363
Simon Property Group, Inc.	34,771	5,410,368
Ventas, Inc.	32,806	1,928,665
Vornado Realty Trust	21,019	1,804,271
Weyerhaeuser Co.	60,923	1,240,392

		29,641,776

Real Estate Management & Development 0.1%
CBRE Group, Inc. (a)	37,235	700,390

Road & Rail 0.8%
CSX Corp.	119,495	2,665,933
Norfolk Southern Corp.	37,485	2,733,781
Ryder System, Inc.	5,814	283,258
Union Pacific Corp.	54,518	6,130,004

		11,812,976

Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc. (a)	66,623	490,345
Altera Corp.	36,610	1,302,218
Analog Devices, Inc.	33,817	1,318,187
Applied Materials, Inc.	146,612	1,757,878
Broadcom Corp. Class A (a)	55,699	2,038,583
First Solar, Inc. (a)	6,677	122,857
Intel Corp.	567,326	16,112,058
KLA-Tencor Corp.	18,930	987,199
Linear Technology Corp.	26,004	850,591
LSI Corp. (a)	64,363	517,478
Microchip Technology, Inc.	21,814	770,907
Micron Technology, Inc. (a)	112,171	739,207
Novellus Systems, Inc. (a)	8,017	374,795
NVIDIA Corp. (a)	69,349	901,537
Teradyne, Inc. (a)	21,178	364,473
Texas Instruments, Inc.	130,022	4,152,903
Xilinx, Inc.	29,729	1,081,541

		33,882,757

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Software 3.7%
Adobe Systems, Inc. (a)	56,074	$1,881,844
Autodesk, Inc. (a)	25,652	1,009,919
BMC Software, Inc. (a)	18,646	769,334
CA, Inc.	41,357	1,092,652
Citrix Systems, Inc. (a)	21,076	1,804,316
Electronic Arts, Inc. (a)	37,632	578,780
Intuit, Inc.	33,488	1,941,300
♦Microsoft Corp.	848,013	27,153,376
Oracle Corp.	445,162	13,083,311
Red Hat, Inc. (a)	21,928	1,307,128
Salesforce.com, Inc. (a)	15,444	2,405,094
Symantec Corp. (a)	82,828	1,368,319

		54,395,373

Specialty Retail 2.1%
Abercrombie & Fitch Co. Class A	9,720	487,652
AutoNation, Inc. (a)	4,815	166,503
AutoZone, Inc. (a)	3,100	1,228,096
Bed Bath & Beyond, Inc. (a)	26,890	1,892,787
Best Buy Co., Inc.	32,227	711,250
Carmax, Inc. (a)	25,732	794,347
GameStop Corp. Class A	15,489	352,530
Gap, Inc. (The)	37,701	1,074,478
Home Depot, Inc. (The)	175,058	9,066,254
Limited Brands, Inc.	27,935	1,388,369
Lowe’s Cos., Inc.	140,923	4,434,847
O’Reilly Automotive, Inc. (a)	14,456	1,524,530
Ross Stores, Inc.	25,959	1,598,815
Staples, Inc.	78,819	1,213,812
Tiffany & Co.	14,422	987,330
TJX Cos., Inc.	85,655	3,572,670
Urban Outfitters, Inc. (a)	12,605	365,041

		30,859,311

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	32,681	2,390,942
Fossil, Inc. (a)	5,894	770,169
NIKE, Inc. Class B	41,686	4,663,413
Ralph Lauren Corp.	7,336	1,263,773
VF Corp.	9,925	1,509,096

		10,597,393

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	59,912	422,979
People’s United Financial, Inc.	40,789	503,336

		926,315

Tobacco 2.0%
Altria Group, Inc.	232,301	7,482,415
Lorillard, Inc.	14,989	2,027,862
Philip Morris International, Inc.	195,532	17,502,069

	Shares	Value
Tobacco (continued)
Reynolds American, Inc.	37,950	$1,549,499

		28,561,845

Trading Companies & Distributors 0.2%
Fastenal Co.	33,533	1,570,015
W.W. Grainger, Inc.	6,927	1,439,569

		3,009,584

Wireless Telecommunication Services 0.2%
Crown Castle International Corp. (a)	28,434	1,609,649
MetroPCS Communications, Inc. (a)	33,340	243,382
Sprint Nextel Corp. (a)	340,373	844,125

		2,697,156

Total Common Stocks (Cost $900,884,092)		1,434,883,578	(b)

	Principal Amount
Short-Term Investments 2.1%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $37,901 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 8/15/13, with a Principal Amount of $40,000 and a Market Value of $40,329)	$37,901	37,901

Total Repurchase Agreement (Cost $37,901)		37,901

U.S. Government 2.1%
United States Treasury Bills
0.072%, due 7/5/12 (c)	28,700,000	28,696,269
0.092%, due 7/26/12 (c)(d)	2,000,000	1,999,560

Total U.S. Government (Cost $30,695,966)		30,695,829

Total Short-Term Investments (Cost $30,733,867)		30,733,730

Total Investments, Before Investments Sold Short (Cost $931,617,959) (g)	100.0%	1,465,617,308

16	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares		Value
Investments Sold Short (0.0%)‡ (e) Common Stocks Sold Short (0.0%)‡
Commercial Services & Supplies (0.0%)‡
ACCO Brands Corp.	(3,074)		$(32,431)

Total Investments Sold Short (Proceeds $29,687)	(0.0	)%‡	(32,431)

Total Investments, Net of Investments Sold Short (Cost $931,588,272)	100.0		1,465,584,877
Other Assets, Less Liabilities	0.0	‡	293,866
Net Assets	100.0%		$1,465,878,743

	Contracts Long		Unrealized Appreciation (Depreciation) (f)
Futures Contracts (0.0%)‡
Standard & Poor’s 500 Index Mini June 2012	435		$(17,137)

Total Futures Contracts (Settlement Value $30,310,800) (b)			$(17,137)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and settlement value of Standard & Poor’s 500 Index futures contracts represents 100.0% of net assets.

(c)	Interest rate presented is yield to maturity.

(d)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.

(e)	Represents securities sold short on a when-issued basis. As of April 30, 2012, total proceeds from investments sold short on a when-issued basis was $29,687.

(f)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2012.

(g)	As of April 30, 2012, cost is $977,867,387 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$605,002,550
Gross unrealized depreciation	(117,252,629)

Net unrealized appreciation	$487,749,921

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,434,883,578	$—	$—	$1,434,883,578
Short-Term Investments
Repurchase Agreement	—	37,901	—	37,901
U.S. Government	—	30,695,829	—	30,695,829

Total Short-Term Investments	—	30,733,730	—	30,733,730

Total Investments in Securities	$1,434,883,578	$30,733,730	$—	$1,465,617,308

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stock Sold Short	$(32,431)	$—	$—	$(32,431)

Total Investments in Securities Sold Short	(32,431)	—	—	(32,431)

Other Financial Instruments
Futures Contracts Long (b)	(17,137)	—	—	(17,137)

Total Other Financial Instruments	(17,137)	—	—	(17,137)

Total Investments in Securities Sold Short and Other Financial Instruments	$(49,568)	$—	$—	$(49,568)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

18	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $931,617,959)	$1,465,617,308
Receivables:
Fund shares sold	2,031,542
Dividends and interest	1,477,952
Investment securities sold	32,307
Other assets	36,328

Total assets	1,469,195,437

Liabilities
Investments sold short (proceeds $29,687)	32,431
Payables:
Fund shares redeemed	2,347,727
Transfer agent (See Note 3)	331,200
Manager (See Note 3)	217,587
Variation margin on futures contracts	106,575
Professional fees	106,039
Shareholder communication	55,582
NYLIFE Distributors (See Note 3)	48,324
Custodian	6,975
Trustees	2,277
Accrued expenses	61,977

Total liabilities	3,316,694

Net assets	$1,465,878,743

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,287
Additional paid-in capital	1,089,715,059

1,089,760,346
Undistributed net investment income	7,358,002
Accumulated net realized gain (loss) on investments, investments sold short and futures transactions	(165,219,073)
Net unrealized appreciation (depreciation) on investments and futures contracts	533,982,212
Net unrealized appreciation (depreciation) on investments sold short	(2,744)

Net assets	$1,465,878,743

Investor Class
Net assets applicable to outstanding shares	$21,789,062

Shares of beneficial interest outstanding	677,951

Net asset value per share outstanding	$32.14
Maximum sales charge (3.00% of offering price)	0.99

Maximum offering price per share outstanding	$33.13

Class A
Net assets applicable to outstanding shares	$214,985,350

Shares of beneficial interest outstanding	6,689,324

Net asset value per share outstanding	$32.14
Maximum sales charge (3.00% of offering price)	0.99

Maximum offering price per share outstanding	$33.13

Class I
Net assets applicable to outstanding shares	$1,229,104,331

Shares of beneficial interest outstanding	37,919,452

Net asset value and offering price per share outstanding	$32.41

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$14,715,160
Interest	7,913

Total income	14,723,073

Expenses
Manager (See Note 3)	1,685,426
Transfer agent (See Note 3)	1,084,258
Distribution/Service—Investor Class (See Note 3)	25,894
Distribution/Service—Class A (See Note 3)	252,312
Professional fees	75,645
Shareholder communication	33,088
Registration	23,985
Custodian	21,168
Trustees	19,112
Miscellaneous	43,537

Total expenses before waiver/reimbursement	3,264,425
Expense waiver/reimbursement from Manager (See Note 3)	(547,403)

Net expenses	2,717,022

Net investment income (loss)	12,006,051

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	(6,817,007)
Futures transactions	12,865,249

Net realized gain (loss) on investments and futures transactions	6,048,242

Net change in unrealized appreciation (depreciation) on:
Investments	151,797,854
Investments sold short	7,212
Futures contracts	(5,519,989)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	146,285,077

Net realized and unrealized gain (loss) on investments, investments sold short and futures transactions	152,333,319

Net increase (decrease) in net assets resulting from operations	$164,339,370

20	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,006,051	$22,087,262
Net realized gain (loss) on investments and futures transactions	6,048,242	(5,201,018)
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	146,285,077	89,507,968

Net increase (decrease) in net assets resulting from operations	164,339,370	106,394,212

Dividends to shareholders:
From net investment income:
Investor Class	(274,409)	(248,197)
Class A	(2,837,215)	(2,662,214)
Class I	(18,767,422)	(18,165,581)

Total dividends to shareholders	(21,879,046)	(21,075,992)

Capital share transactions:
Net proceeds from sale of shares	220,611,067	260,630,814
Net asset value of shares issued to shareholders in reinvestment of dividends	21,815,660	21,015,084
Cost of shares redeemed	(243,221,512)	(375,569,046)

Increase (decrease) in net assets derived from capital share transactions	(794,785)	(93,923,148)

Net increase (decrease) in net assets	141,665,539	(8,604,928)

Net Assets
Beginning of period	1,324,213,204	1,332,818,132

End of period	$1,465,878,743	$1,324,213,204

Undistributed net investment income at end of period	$7,358,002	$17,230,997

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,

	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$28.98		$27.33	$23.93	$22.47	$31.35

Net investment income (loss)	0.20		0.38	0.33	0.38	0.26
Net realized and unrealized gain (loss) on investments	3.35		1.62	3.41	1.59	(9.14)

Total from investment operations	3.55		2.00	3.74	1.97	(8.88)

Less dividends:
From net investment income	(0.39)		(0.35)	(0.34)	(0.51)	—

Net asset value at end of period	$32.14		$28.98	$27.33	$23.93	$22.47

Total investment return (a)	12.42	%(b)	7.35%	15.75%	9.21%	(28.33	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43	%††	1.29%	1.30%	1.75%	1.63	% ††
Net expenses	0.70	%††	0.70%	0.70%	0.63%	0.60	% ††
Expenses (before waiver/reimbursement)	0.88	%††	0.91%	1.01%	1.15%	1.06	% ††
Portfolio turnover rate	4%		4%	11%	8%	5%
Net assets at end of period (in 000’s)	$21,789		$20,134	$19,295	$17,822	$15,372

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$28.99		$27.34	$23.92	$22.47	$35.79	$31.85

Net investment income (loss)	0.23		0.42	0.37	0.38	0.51	0.49
Net realized and unrealized gain (loss) on investments	3.34		1.61	3.40	1.58	(13.35)	3.87

Total from investment operations	3.57		2.03	3.77	1.96	(12.84)	4.36

Less dividends:
From net investment income	(0.42)		(0.38)	(0.35)	(0.51)	(0.48)	(0.42)

Net asset value at end of period	$32.14		$28.99	$27.34	$23.92	$22.47	$35.79

Total investment return (a)	12.49	%(b)	7.46%	15.88%	9.18%	(36.32%)	13.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52	%††	1.39%	1.40%	1.79%	1.65%	1.44%
Net expenses	0.60	%††	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.68	%††	0.69%	0.74%	0.86%	0.79%	0.78%
Portfolio turnover rate	4%		4%	11%	8%	5%	5%
Net assets at end of period (in 000’s)	$214,985		$195,006	$193,335	$196,774	$182,351	$334,325

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

22	MainStay S&P 500 Index Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,

	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$29.28		$27.60	$24.15	$22.69	$36.14	$32.16

Net investment income (loss)	0.28		0.50	0.44	0.44	0.60	0.58
Net realized and unrealized gain (loss) on investments	3.35		1.63	3.42	1.60	(13.46)	3.93

Total from investment operations	3.63		2.13	3.86	2.04	(12.86)	4.51

Less dividends:
From net investment income	(0.50)		(0.45)	(0.41)	(0.58)	(0.59)	(0.53)

Net asset value at end of period	$32.41		$29.28	$27.60	$24.15	$22.69	$36.14

Total investment return (a)	12.59	%(b)	7.75%	16.13%	9.55%	(36.13%)	14.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77	%††	1.64%	1.65%	2.07%	1.95%	1.73%
Net expenses	0.35	%††	0.35%	0.35%	0.32%	0.30%	0.30%
Expenses (before waiver/reimbursement)	0.43	%††	0.44%	0.49%	0.61%	0.49%	0.42%
Portfolio turnover rate	4%		4%	11%	8%	5%	5%
Net assets at end of period (in 000’s)	$1,229,104		$1,109,073	$1,120,188	$1,044,598	$919,826	$1,479,162

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay S&P 500 Index Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay S&P 500 Index Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

24	MainStay S&P 500 Index Fund

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund invests in futures contracts to provide an efficient means of maintaining liquidity while being fully invested in the market. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of April 30, 2012, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

26	MainStay S&P 500 Index Fund

Fair value of derivatives instruments as of April 30, 2012:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(17,137)	$(17,137)

Total Fair Value		$(17,137)	$(17,137)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$12,865,249	$12,865,249

Total Realized Gain (Loss)		$12,865,249	$12,865,249

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(5,519,989)	$(5,519,989)

Total Change in Unrealized Appreciation (Depreciation)		$(5,519,989)	$(5,519,989)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Futures Contracts Long (2)	854	854

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.24% for the six-month period ended April 30, 2012.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.60% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Additionally, the Manager has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Investor Class shares do not exceed 0.70% of its average daily net assets. This voluntary waiver and/or reimbursement may be discontinued at any time.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $1,685,426 and waived its fees and/or reimbursed expenses in the amount of $547,403.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,773 and $2,310, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $2,189 for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$36,309
Class A	154,923
Class I	893,026

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class I	$130,348,678	10.6%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $119,515,035 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2013 2014 2016 2018 2019	$5,221 51,930 39,050 21,699 1,615
Total	$119,515

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$21,075,992

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds

28	MainStay S&P 500 Index Fund

Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $98,654 and $57,786, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	57,387	$1,748,317
Shares issued to shareholders in reinvestment of dividends	9,498	273,922
Shares redeemed	(55,771)	(1,695,924)

Net increase (decrease) in shares outstanding before conversion	11,114	326,315
Shares converted into Investor Class (See Note 1)	1,454	47,313
Shares converted from Investor Class (See Note 1)	(29,378)	(907,738)

Net increase (decrease)	(16,810)	$(534,110)

Year ended October 31, 2011:
Shares sold	129,662	$3,755,272
Shares issued to shareholders in reinvestment of dividends	8,729	247,544
Shares redeemed	(139,073)	(4,033,392)

Net increase (decrease) in shares outstanding before conversion	(682)	(30,576)
Shares converted into Investor Class (See Note 1)	14,922	405,512
Shares converted from Investor Class (See Note 1)	(25,587)	(737,416)

Net increase (decrease)	(11,347)	$(362,480)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	693,600	$20,994,977
Shares issued to shareholders in reinvestment of dividends	96,298	2,776,272
Shares redeemed	(854,515)	(25,817,218)

Net increase (decrease) in shares outstanding before conversion	(64,617)	(2,045,969)
Shares converted into Class A (See Note 1)	29,387	907,738
Shares converted from Class A (See Note 1)	(1,454)	(47,313)

Net increase (decrease)	(36,684)	$(1,185,544)

Class A (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	1,292,871	$37,600,727
Shares issued to shareholders in reinvestment of dividends	91,844	2,603,786
Shares redeemed	(1,741,460)	(50,634,720)

Net increase (decrease) in shares outstanding before conversion	(356,745)	(10,430,207)
Shares converted into Class A (See Note 1)	25,594	737,416
Shares converted from Class A (See Note 1)	(14,917)	(405,512)

Net increase (decrease)	(346,068)	$(10,098,303)

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	6,366,664	$197,867,773
Shares issued to shareholders in reinvestment of dividends	645,971	18,765,466
Shares redeemed	(6,976,625)	(215,708,370)

Net increase (decrease)	36,010	$924,869

Year ended October 31, 2011:
Shares sold	7,504,721	$219,274,815
Shares issued to shareholders in reinvestment of dividends	635,986	18,163,754
Shares redeemed	(10,846,263)	(320,900,934)

Net increase (decrease)	(2,705,556)	$(83,462,365)

Note 9–Litigation

In December 2010, the Fund was named as a defendant and a putative member of the proposed defendant group of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (In re Tribune Company) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which has not yet been served on the Fund, the Unsecured Creditors Committee (the “UCC”) is asserting claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is seeking to recover the proceeds paid out to beneficial owners of the common stock in connection with the LBO. This adversary proceeding in Delaware Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

After Tribune’s bankruptcy in 2008, certain Tribune creditors filed dozens of complaints in various courts throughout the country, including the complaint referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances,” and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. The complaint does not allege any misconduct on the part of the Fund. The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay S&P 500 Index Fund	$817,904	$788,653

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Fund Acquisitions

At a meeting held on December 14, 2011, the Board of Trustees approved a plan of reorganization whereby MainStay S&P 500 Index Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Equity Index Fund, a series of MainStay Funds. Shareholders of the MainStay Equity Index Fund approved this reorganization on May 21, 2012, which was then completed on May 25, 2012. The aggregate net assets of the Fund immediately before the acquisition were $1,432,012,589 and the combined net assets after the acquisition were $1,623,595,939.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure.

30	MainStay S&P 500 Index Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay S&P 500 Index Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“MSI”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MSI in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MSI. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MSI as subadvisor to the Fund, and responses from New York Life Investments and MSI to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MSI; (ii) the investment performance of the Fund, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MSI from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MSI and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that MSI provides to the Fund. The Board evaluated MSI’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined MSI’s track record and experience in providing

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI’s overall legal and compliance environment. The Board also reviewed MSI’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MSI had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by

New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MSI to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MSI, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

32	MainStay S&P 500 Index Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MSI are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	33

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

34	MainStay S&P 500 Index Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26469 MS119-12	MSSP10-06/12 NL0A6

MainStay 130/30 Funds

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

MainStay 130/30 Core Fund

MainStay 130/30 International Fund

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information.

You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s

Summary Prospectus and/or Prospectus carefully before investing.

MainStay 130/30 Core Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.14 11.26%	–2.32 3.36%	–3.83 –2.70%	2.29 2.29%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.11 11.22	–2.21 3.49	–3.67 –2.54	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9.70 10.70	1.56 2.50	–3.45 –3.45	3.04 3.04
Class I Shares	No Sales Charge		11.31	3.72	–2.32	1.81

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Since Inception
Russell 1000® Index[4]	12.89%	4.11%	0.94%
Average Lipper Extended U.S. Large-Cap Core Fund[5]	9.96	–0.64	–2.02

4.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.

5.	The average Lipper extended U.S. large-cap core fund is representative of funds that combine long and short stock selection to invest in a diversified portfolio of U.S. large-cap equities, with a target net exposure of 100% long. Typical strategies vary between 110% long and 10% short to 160% long and 60% short. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay 130/30 Core Fund

Cost in Dollars of a $1,000 Investment in MainStay 130/30 Core Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,112.60	$11.45	$1,014.00	$10.92

Class A Shares	$1,000.00	$1,112.20	$10.29	$1,015.10	$9.82

Class C Shares	$1,000.00	$1,107.00	$15.35	$1,010.30	$14.64

Class I Shares	$1,000.00	$1,113.10	$9.04	$1,016.30	$8.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (2.18% for Investor Class, 1.96% for Class A, 2.93% for Class C and 1.72% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2012 (Unaudited)

Oil, Gas & Consumable Fuels	10.8%
Computers & Peripherals	7.0
Insurance	6.4
IT Services	5.9
Media	5.9
Software	5.7
Semiconductors & Semiconductor Equipment	5.1
Health Care Providers & Services	4.7
Machinery	4.5
Specialty Retail	4.5
Hotels, Restaurants & Leisure	4.3
Pharmaceuticals	4.0
Biotechnology	3.8
Commercial Banks	3.5
Capital Markets	3.2
Diversified Financial Services	3.0
Energy Equipment & Services	2.8
Internet Software & Services	2.8
Chemicals	2.7
Communications Equipment	2.1
Diversified Telecommunication Services	2.1
Food & Staples Retailing	2.1
Multiline Retail	2.1
Industrial Conglomerates	2.0
Electronic Equipment & Instruments	1.9
Construction & Engineering	1.8
Food Products	1.8
Beverages	1.7
Road & Rail	1.7
Aerospace & Defense	1.6
Internet & Catalog Retail	1.6
Tobacco	1.6
Metals & Mining	1.5

Household Durables	1.4%
Health Care Equipment & Supplies	1.3
Life Sciences Tools & Services	1.3
Consumer Finance	1.2
Real Estate Investment Trusts	1.1
Diversified Consumer Services	0.9
Paper & Forest Products	0.9
Wireless Telecommunication Services	0.9
Airlines	0.8
Household Products	0.8
Professional Services	0.8
Building Products	0.7
Air Freight & Logistics	0.6
Auto Components	0.6
Trading Companies & Distributors	0.6
Commercial Services & Supplies	0.5
Automobiles	0.4
Electrical Equipment	0.4
Multi-Utilities	0.4
Personal Products	0.4
Textiles, Apparel & Luxury Goods	0.4
Electric Utilities	0.3
Gas Utilities	0.3
Health Care Technology	0.3
Leisure Equipment & Products	0.2
Exchange Traded Fund	0.1
Independent Power Producers & Energy Traders	0.1
Real Estate Management & Development	0.1
Containers & Packaging	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.0	‡
Investments Sold Short	–34.0

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Apple, Inc.

2.	ExxonMobil Corp.

3.	Chevron Corp.

4.	Microsoft Corp.

5.	International Business Machines Corp.

6.	Philip Morris International, Inc.

7.	Google, Inc. Class A

8.	JPMorgan Chase & Co.

9.	Pfizer, Inc.

10.	Verizon Communications, Inc.

8	MainStay 130/30 Core Fund

Top Five Short Positions as of April 30, 2012

1.	Ariba, Inc.

2.	Toll Brothers, Inc.

3.	Catalyst Health Solutions, Inc.

4.	PartnerRe, Ltd.

5.	Rowan Cos., Inc.

mainstayinvestments.com	9

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Harvey J. Fram, CFA, and Mona Patni of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay 130/30 Core Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay 130/30 Core Fund returned 11.26% for Investor Class shares, 11.22% for Class A shares and 10.70% for Class C shares for the six months ended April 30, 2012. Over the same period, the Fund’s Class I shares returned 11.31%. All share classes outperformed the 9.96% return of the average Lipper1 extended U.S. large-cap core fund for the six months ended April 30, 2012. All share classes underperformed the 12.89% return of the Russell 1000® Index2 for the six months ended April 30, 2012. The Russell 1000® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved a change to the Fund’s investment objective. Effective February 28, 2012, the Fund’s investment objective is to seek long-term growth of capital.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed its benchmark during the reporting period primarily because risk controls did not allow enough our underlying model to flow through to the Fund. In addition, two of the Fund’s short positions were up dramatically and hurt relative performance during the reporting period. Oil, gas & consumable fuels company Cobalt International Energy advanced because of an oil discovery, and drug company Regeneron Pharmaceuticals rose because of strong sales of a recently approved eye drug. Since short sales seek to profit from declining stock prices, the strong performance of these stocks detracted from the Fund’s relative performance.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest contributions to the Fund’s performance relative to the Russell 1000® Index were materials, consumer discretionary and utilities. (Contributions take weightings and total returns into account.) In the materials sector, certain commodities came under pressure, causing short positions in metals & mining companies Allied Nevada Gold and Molycorp to help relative performance. In the consumer discretionary sector, short positions in Internet deal-of-the-day company Groupon and textiles, apparel & luxury goods company

Deckers Outdoor helped relative performance. Both stocks declined more than 50% during the reporting period. Utilities, which had been the Fund’s top-performing sector in 2011, was underweight relative to the Russell 1000® Index and underperformed during the reporting period.

The health care, energy and consumer staples sectors were the most substantial detractors from the Fund’s relative performance. Within the health care sector, a short position in Regeneron Pharmaceuticals was up more than 100%, as was a short position in Cobalt International Energy.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

By far the strongest contribution to absolute performance came from computers & peripherals company Apple, which rose dramatically after the release of the iPhone 4S and continued to rise on strong earnings and sales for the company’s fiscal 2012 first quarter, which ended December 31, 2011. Other strong contributions came from commercial bank Wells Fargo and software developer Microsoft.

The most substantial negative contributions all came from short positions that rose dramatically during the reporting period. Regeneron Pharmaceuticals rose after strong sales of the company’s most important drug. Homebuilder Pulte Group rose when market sentiment suggested that the worst of the housing slump might be behind us. Health care provider Catalyst Health Solutions was a takeover target.

Did the Fund make any significant purchases or sales during the reporting period?

Among the Fund’s purchases during the reporting period were shares of computers & peripherals company EMC and multiline retailer Macy’s. EMC, a leader in data storage systems, is expected to benefit from growth in cloud computing and big data initiatives. Macy’s stock showed strong results during the portion of the reporting period it was held in the Fund. The company continues to benefit from a strong brand and a large physical footprint in the United States. During the recent holiday season, Macy’s did a good job of attracting customers without sacrificing margins.

Among the stocks sold by the Fund during the reporting period were computers & peripherals company Hewlett-Packard and diversified financial services company Leucadia National. As the world’s largest PC maker, Hewlett-Packard faced pressure from Apple’s iPad and other products. Leucadia National’s stock suffered when the company’s gross profit margin for the first

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Index.

10	MainStay 130/30 Core Fund

quarter of the company’s fiscal year 2012 fell significantly below levels for the same period a year ago.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the sectors that saw the most substantial weighting increases relative to the Russell 1000® Index were industrials and consumer discretionary. Over the same period, we decreased the Fund’s weightings in consumer staples and energy.

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the Fund’s most substantially overweight sectors relative to the Russell 1000® Index were consumer discretionary and information technology. As of the same date, the Fund’s most substantially underweight sectors relative to the Index were financials and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 133.9%†
Aerospace & Defense 1.6%
Alliant Techsystems, Inc.	2,691	$143,430
Exelis, Inc. (a)	39,878	459,793
General Dynamics Corp.	111	7,493
Goodrich Corp. (a)	3,552	445,634
Huntington Ingalls Industries, Inc. (b)	24,653	972,561
L-3 Communications Holdings, Inc.	127	9,340
Lockheed Martin Corp.	29,779	2,696,191
Textron, Inc.	93,332	2,486,364
United Technologies Corp.	4,253	347,215

		7,568,021

Air Freight & Logistics 0.6%
FedEx Corp. (a)	31,598	2,788,207

Airlines 0.8%
Delta Air Lines, Inc. (b)	89,440	980,262
Southwest Airlines Co.	68,825	569,871
United Continental Holdings, Inc. (a)(b)	88,670	1,943,647

		3,493,780

Auto Components 0.6%
Delphi Automotive PLC (b)	38,023	1,166,926
Lear Corp.	19,899	825,808
TRW Automotive Holdings Corp. (b)	19,622	896,922

		2,889,656

Automobiles 0.4%
General Motors Co. (b)	575	13,225
Thor Industries, Inc.	60,290	2,039,611

		2,052,836

Beverages 1.7%
Coca-Cola Co. (The)	32,089	2,449,032
Coca-Cola Enterprises, Inc. (a)	10,401	313,278
Constellation Brands, Inc. Class A (a)(b)	78,028	1,685,405
Dr. Pepper Snapple Group, Inc.	3,119	126,569
PepsiCo., Inc. (a)	50,531	3,335,046

		7,909,330

Biotechnology 3.8%
Alexion Pharmaceuticals, Inc. (b)	452	40,825
Amgen, Inc. (a)	39,222	2,789,076
Amylin Pharmaceuticals, Inc. (b)	93,433	2,420,849
Biogen Idec, Inc. (a)(b)	25,815	3,459,468
Celgene Corp. (a)(b)	24,867	1,813,302
Gilead Sciences, Inc. (a)(b)	70,440	3,663,584
Myriad Genetics, Inc. (b)	80,124	2,084,025
United Therapeutics Corp. (a)(b)	32,236	1,410,325

		17,681,454

	Shares	Value

Building Products 0.7%
Fortune Brands Home & Security, Inc. (b)	77,003	$1,751,048
Masco Corp.	127,945	1,686,315

		3,437,363

Capital Markets 3.2%
American Capital Ltd. (b)	125,573	1,246,940
Ameriprise Financial, Inc. (a)	114	6,180
Bank of New York Mellon Corp. (The)	85,497	2,022,004
BlackRock, Inc.	875	167,632
Charles Schwab Corp. (The)	107,730	1,540,539
Greenhill & Co., Inc.	42,960	1,668,996
Janus Capital Group, Inc.	167,832	1,272,167
Legg Mason, Inc.	23,188	604,511
Northern Trust Corp.	29,841	1,420,133
Raymond James Financial, Inc. (a)	32,616	1,194,398
SEI Investments Co.	1,780	35,938
State Street Corp.	40,003	1,848,939
TD Ameritrade Holding Corp. (a)	71,618	1,345,702
Waddell & Reed Financial, Inc. Class A (a)	21,144	676,185

		15,050,264

Chemicals 2.7%
Albemarle Corp.	7,387	482,371
CF Industries Holdings, Inc.	7,342	1,417,447
Eastman Chemical Co. (a)	7,525	406,124
Kronos Worldwide, Inc.	16,847	399,948
LyondellBasell Industries, N.V., Class A	64,360	2,688,961
Monsanto Co.	19,604	1,493,433
Mosaic Co. (The) (a)	13,955	737,103
PPG Industries, Inc. (a)	16,678	1,755,193
Rockwood Holdings, Inc. (a)(b)	46,590	2,578,291
Sherwin-Williams Co. (The)	1,223	147,102
Solutia, Inc.	3,963	112,311
Westlake Chemical Corp.	9,738	622,745

		12,841,029

Commercial Banks 3.5%
CapitalSource, Inc.	158,596	1,022,944
CIT Group, Inc. (b)	18,496	700,074
Comerica, Inc. (a)	19,777	633,260
East West Bancorp, Inc.	19,600	446,292
Fifth Third Bancorp	144,729	2,059,494
First Citizens BancShares, Inc. Class A	1,247	216,105
First Republic Bank (b)	60,318	1,992,304
Huntington Bancshares, Inc.	146,913	982,848
KeyCorp	242,027	1,945,897
PNC Financial Services Group, Inc. (a)	20,750	1,376,140
SunTrust Banks, Inc.	28,837	700,162
Wells Fargo & Co. (a)	125,943	4,210,274

		16,285,794

12	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

	Shares	Value

Common Stocks (continued)
Commercial Services & Supplies 0.5%
Cintas Corp. (a)	290	$11,359
Corrections Corp. of America (b)	7,851	226,815
Covanta Holding Corp.	59,188	949,968
R.R. Donnelley & Sons Co.	81,760	1,022,818

		2,210,960

Communications Equipment 2.1%
Brocade Communications Systems, Inc. (b)	152,603	845,421
Cisco Systems, Inc. (a)	291,399	5,871,690
EchoStar Corp. Class A (b)	27,462	797,771
Juniper Networks, Inc. (a)(b)	10,300	220,729
Motorola Mobility Holdings, Inc. (a)(b)	61	2,368
Polycom, Inc. (b)	55,745	739,736
QUALCOMM, Inc. (a)	19,053	1,216,343

		9,694,058

Computers & Peripherals 7.0%
♦Apple, Inc. (a)(b)	33,897	19,803,983
Dell, Inc. (b)	107,936	1,766,912
EMC Corp. (a)(b)	145,763	4,111,974
Hewlett-Packard Co. (a)	53,553	1,325,972
Lexmark International, Inc. Class A (a)	54,467	1,639,457
NetApp, Inc. (a)(b)	63,521	2,466,521
QLogic Corp. (a)(b)	2,571	44,350
SanDisk Corp. (b)	6,357	235,273
Western Digital Corp. (b)	31,147	1,208,815

		32,603,257

Construction & Engineering 1.8%
Chicago Bridge & Iron Co. N.V. (a)	51,075	2,268,752
Fluor Corp.	31,183	1,800,818
KBR, Inc.	56,268	1,905,235
Shaw Group, Inc. (The) (b)	2,535	76,734
URS Corp. (a)	56,326	2,326,827

		8,378,366

Consumer Finance 1.2%
American Express Co. (a)	43,102	2,595,171
Capital One Financial Corp.	964	53,483
Discover Financial Services (a)	88,740	3,008,286

		5,656,940

Containers & Packaging 0.0%‡
Silgan Holdings, Inc.	3,632	159,336

Diversified Consumer Services 0.9%
Apollo Group, Inc. Class A (b)	24,024	846,125
Career Education Corp. (b)	169,169	1,206,175
DeVry, Inc. (a)	6,785	218,138
H&R Block, Inc.	103,957	1,528,168
ITT Educational Services, Inc. (b)	9,555	630,821

		4,429,427

	Shares	Value

Diversified Financial Services 3.0%
Bank of America Corp. (a)	456,344	$3,700,950
Citigroup, Inc.	28,498	941,574
Interactive Brokers Group, Inc.	51,380	779,434
♦JPMorgan Chase & Co. (a)	153,233	6,585,954
NASDAQ OMX Group, Inc. (The) (a)(b)	2,951	72,506
NYSE Euronext (a)	72,793	1,874,420

		13,954,838

Diversified Telecommunication Services 2.1%
AT&T, Inc. (a)	118,048	3,884,960
♦Verizon Communications, Inc. (a)	152,208	6,146,159

		10,031,119

Electric Utilities 0.3%
American Electric Power Co., Inc.	100	3,884
Exelon Corp.	25,984	1,013,636
FirstEnergy Corp. (a)	5,847	273,756
Progress Energy, Inc.	2,094	111,443
Southern Co.	99	4,548

		1,407,267

Electrical Equipment 0.4%
Emerson Electric Co.	31,105	1,634,257
Thomas & Betts Corp. (b)	1,722	123,829

		1,758,086

Electronic Equipment & Instruments 1.9%
Avnet, Inc. (b)	38,210	1,378,617
Dolby Laboratories, Inc. Class A (b)	50,674	1,987,941
Ingram Micro, Inc. Class A (b)	118,050	2,297,253
Itron, Inc. (a)(b)	43,200	1,762,560
Jabil Circuit, Inc. (a)	8,774	205,750
Tech Data Corp. (a)(b)	12,225	657,583
Vishay Intertechnology, Inc. (b)	71,325	800,266

		9,089,970

Energy Equipment & Services 2.8%
Diamond Offshore Drilling, Inc.	14,306	980,676
Halliburton Co. (a)	63,899	2,186,624
Helmerich & Payne, Inc. (a)	37,743	1,939,613
Nabors Industries, Ltd. (b)	132,088	2,199,265
Patterson-UTI Energy, Inc. (a)	64,582	1,044,291
RPC, Inc. (a)	84,969	878,579
Schlumberger, Ltd. (a)	11,452	849,051
Superior Energy Services, Inc. (a)(b)	92,612	2,493,115
Unit Corp. (b)	11,898	502,691

		13,073,905

Food & Staples Retailing 2.1%
Costco Wholesale Corp. (a)	25,253	2,226,557
CVS Caremark Corp. (a)	44,898	2,003,349
Kroger Co. (The) (a)	79,153	1,841,890
Safeway, Inc. (a)	70,843	1,440,238
SUPERVALU, Inc.	144,069	855,770

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Food & Staples Retailing (continued)
Wal-Mart Stores, Inc.	27,759	$1,635,283

		10,003,087

Food Products 1.8%
Archer-Daniels-Midland Co.	52,947	1,632,356
Bunge, Ltd.	19,100	1,231,950
ConAgra Foods, Inc. (a)	64,529	1,666,139
Dean Foods Co. (b)	160,214	1,967,428
Tyson Foods, Inc. Class A (a)	110,995	2,025,658

		8,523,531

Gas Utilities 0.3%
ONEOK, Inc. (a)	14,512	1,246,436

Health Care Equipment & Supplies 1.3%
Alere, Inc. (b)	20,840	497,868
C.R. Bard, Inc. (a)	2,431	240,572
Cooper Cos., Inc. (The)	9,110	803,229
Hill-Rom Holdings, Inc. (a)	58,141	1,886,675
ResMed, Inc. (b)	79,047	2,688,388

		6,116,732

Health Care Providers & Services 4.7%
Aetna, Inc. (a)	57,798	2,545,424
AmerisourceBergen Corp. (a)	33,292	1,238,795
Community Health Systems, Inc. (b)	31,468	765,931
Express Scripts Holding Co. (b)	31,413	1,752,531
HCA Holdings, Inc.	21,714	584,541
Health Management Associates, Inc. Class A (b)	224,707	1,617,891
Humana, Inc.	16,302	1,315,245
LifePoint Hospitals, Inc. (b)	1,081	42,181
Lincare Holdings, Inc. (a)	19,866	484,730
McKesson Corp. (a)	33,933	3,101,816
Omnicare, Inc. (a)	70,958	2,472,177
UnitedHealth Group, Inc. (a)	75,707	4,250,948
Universal Health Services, Inc. Class B	1,317	56,249
WellPoint, Inc.	24,738	1,677,731

		21,906,190

Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc. (a)(b)	144,118	1,596,827

Hotels, Restaurants & Leisure 4.3%
Brinker International, Inc. (a)	69,068	2,173,570
International Game Technology (a)	116,763	1,819,168
Marriott International, Inc. Class A (a)	47,853	1,870,574
Marriott Vacations Worldwide Corp. (b)	28,083	829,291
McDonald’s Corp. (a)	11,778	1,147,766
MGM Resorts International (a)(b)	8,380	112,460
Panera Bread Co. Class A (b)	711	112,281
Penn National Gaming, Inc. (a)(b)	52,032	2,340,399

	Shares	Value

Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises, Ltd.	75,402	$2,063,753
Wendy’s Co. (The)	386,519	1,882,347
WMS Industries, Inc. (a)(b)	13,632	334,120
Wyndham Worldwide Corp. (a)	55,073	2,772,375
Wynn Resorts, Ltd.	20,320	2,710,688

		20,168,792

Household Durables 1.4%
Garmin, Ltd.	53,510	2,521,926
Harman International Industries, Inc. (a)	51,890	2,572,706
Jarden Corp.	30,322	1,271,402

		6,366,034

Household Products 0.8%
Procter & Gamble Co. (The) (a)	56,520	3,596,933

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The) (a)(b)	36,915	462,176

Industrial Conglomerates 2.0%
3M Co.	17,063	1,524,750
General Electric Co. (a)	225,701	4,419,225
Tyco International, Ltd.	58,331	3,274,119

		9,218,094

Insurance 6.4%
Aflac, Inc. (a)	67,592	3,044,344
Allied World Assurance Co. Holdings, Ltd.	27,588	1,985,233
American Financial Group, Inc. (a)	5,226	203,396
American International Group, Inc. (a)(b)	91,640	3,118,509
American National Insurance Co.	794	55,739
Arch Capital Group, Ltd. (b)	20,278	796,520
Assurant, Inc.	11,224	452,776
Assured Guaranty, Ltd.	59,544	844,334
Berkshire Hathaway, Inc. Class B (a)(b)	28,065	2,257,829
Chubb Corp. (The)	11,194	817,946
Fidelity National Financial, Inc. Class A	41,912	807,644
Hartford Financial Services Group, Inc. (The)	61,057	1,254,721
MetLife, Inc. (a)	90,415	3,257,652
Principal Financial Group, Inc. (a)	77,411	2,141,962
Protective Life Corp.	67,155	1,964,955
Prudential Financial, Inc. (a)	46,253	2,800,157
Reinsurance Group of America, Inc.	11,247	653,901
StanCorp Financial Group, Inc.	33,188	1,273,755
Travelers Cos., Inc. (The) (a)	37,046	2,382,799

		30,114,172

Internet & Catalog Retail 1.6%
Amazon.com, Inc. (b)	11,946	2,770,277
Expedia, Inc.	45,747	1,950,195
Liberty Interactive Corp. (b)	142,307	2,681,064

		7,401,536

14	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Internet Software & Services 2.8%
AOL, Inc. (a)(b)	37,985	$951,144
♦Google, Inc. Class A (a)(b)	11,613	7,028,536
IAC/InterActiveCorp	49,868	2,401,144
Monster Worldwide, Inc. (b)	74,963	646,931
VistaPrint N.V. (b)	43,904	1,637,180
WebMD Health Corp. (a)(b)	28,928	658,112

		13,323,047

IT Services 5.9%
Accenture PLC Class A	57,318	3,722,804
Alliance Data Systems Corp. (a)(b)	20,121	2,585,347
Booz Allen Hamilton Holding Corp. (a)	34,610	591,831
Computer Sciences Corp.	37,921	1,064,063
CoreLogic, Inc. (b)	22,417	374,364
DST Systems, Inc.	35,028	1,960,867
Fidelity National Information Services, Inc.	47,312	1,592,995
♦International Business Machines Corp. (a)	43,396	8,986,444
Lender Processing Services, Inc.	42,212	1,120,729
MasterCard, Inc. Class A	5,925	2,679,700
NeuStar, Inc. Class A (a)(b)	8,686	315,736
Total System Services, Inc. (a)	93,795	2,206,058
Western Union Co. (The) (a)	21,670	398,295

		27,599,233

Leisure Equipment & Products 0.2%
Polaris Industries, Inc. (a)	12,807	1,017,388

Life Sciences Tools & Services 1.3%
Agilent Technologies, Inc. (a)	64,422	2,717,320
Charles River Laboratories International, Inc. (a)(b)	53,233	1,891,368
Covance, Inc. (a)(b)	28,768	1,345,192

		5,953,880

Machinery 4.5%
AGCO Corp. (a)(b)	48,799	2,272,569
Caterpillar, Inc. (a)	34,455	3,540,940
Cummins, Inc. (a)	25,923	3,002,661
Harsco Corp. (a)	36,583	815,801
Ingersoll-Rand PLC	36,240	1,540,925
ITT Corp. (a)	86,683	1,946,900
Navistar International Corp. (b)	30,011	1,018,874
Oshkosh Corp. (b)	84,801	1,936,007
PACCAR, Inc. (a)	53,651	2,304,847
Parker Hannifin Corp. (a)	3,642	319,367
SPX Corp.	14,609	1,121,679
Wabtec Corp.	15,903	1,236,935
Xylem, Inc. (a)	8,495	236,841

		21,294,346

	Shares	Value

Media 5.9%
Cablevision Systems Corp. Class A	2,898	$42,948
Charter Communications, Inc. Class A (a)(b)	31,886	1,928,146
Clear Channel Outdoor Holdings, Inc. Class A (b)	43,940	332,626
Comcast Corp. Class A (a)	55,654	1,687,986
DIRECTV Class A (a)(b)	69,302	3,414,510
DISH Network Corp. Class A (a)	79,201	2,532,056
Gannett Co., Inc.	165,694	2,289,891
Interpublic Group of Cos., Inc. (The)	209,024	2,468,573
Lamar Advertising Co. Class A (b)	2,477	78,818
McGraw-Hill Cos., Inc. (The) (a)	57,482	2,826,390
News Corp. Class A	6,949	136,200
Omnicom Group, Inc. (a)	29,596	1,518,571
Regal Entertainment Group Class A	141,135	1,920,847
Time Warner Cable, Inc.	38,990	3,136,746
Viacom, Inc. Class B (a)	5,204	241,414
Virgin Media, Inc. (a)	78,263	1,922,139
Walt Disney Co. (The) (a)	4,024	173,475
Washington Post Co. Class B	2,828	1,069,465

		27,720,801

Metals & Mining 1.5%
Alcoa, Inc.	445	4,330
Cliffs Natural Resources, Inc. (a)	18,356	1,142,845
Freeport-McMoRan Copper & Gold, Inc. (a)	91,915	3,520,344
Newmont Mining Corp.	1,048	49,937
Nucor Corp. (a)	2,671	104,730
Steel Dynamics, Inc.	172,631	2,204,498
Walter Energy, Inc.	83	5,504

		7,032,188

Multi-Utilities 0.4%
Alliant Energy Corp. (a)	8,912	403,179
Ameren Corp.	318	10,427
CenterPoint Energy, Inc. (a)	25,052	506,301
Consolidated Edison, Inc.	15,108	898,171
DTE Energy Co.	3,272	184,475
Public Service Enterprise Group, Inc.	1,919	59,777

		2,062,330

Multiline Retail 2.1%
Big Lots, Inc. (b)	53,577	1,963,061
Dillard’s, Inc. Class A	30,344	1,959,009
Dollar General Corp. (b)	3,742	177,595
J.C. Penney Co., Inc. (a)	54,881	1,979,009
Macy’s, Inc.	72,524	2,974,934
Target Corp. (a)	16,286	943,611

		9,997,219

Oil, Gas & Consumable Fuels 10.8%
Apache Corp. (a)	27,830	2,670,010
♦Chevron Corp. (a)	87,285	9,301,090
Cimarex Energy Co.	11,647	804,924

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips (a)	72,903	$5,222,042
Denbury Resources, Inc. (b)	414	7,882
El Paso Corp.	24,967	740,771
EOG Resources, Inc.	4,147	455,382
♦ExxonMobil Corp. (a)	185,988	16,058,204
Hess Corp. (a)	19,255	1,003,956
HollyFrontier Corp. (a)	24,254	747,508
Marathon Oil Corp. (a)	88,000	2,581,920
Marathon Petroleum Corp. (a)	23,157	963,563
Murphy Oil Corp. (a)	40,246	2,212,323
Occidental Petroleum Corp. (a)	49,487	4,514,204
QEP Resources, Inc.	1,393	42,918
Tesoro Corp. (a)(b)	27,893	648,512
Valero Energy Corp.	38,683	955,470
WPX Energy, Inc. (b)	92,454	1,624,417

		50,555,096

Paper & Forest Products 0.9%
Domtar Corp. (a)	21,131	1,848,540
International Paper Co.	73,239	2,439,591

		4,288,131

Personal Products 0.4%
Avon Products, Inc.	341	7,366
Herbalife, Ltd.	28,438	1,999,760

		2,007,126

Pharmaceuticals 4.0%
Abbott Laboratories (a)	11,947	741,431
Eli Lilly & Co. (a)	85,549	3,540,873
Endo Pharmaceuticals Holdings, Inc. (a)(b)	16,679	586,100
Johnson & Johnson (a)	53,724	3,496,895
Merck & Co., Inc. (a)	41,218	1,617,395
♦Pfizer, Inc. (a)	268,369	6,153,701
Warner Chilcott PLC Class A (b)	124,960	2,717,880

		18,854,275

Professional Services 0.8%
Nielsen Holdings N.V. (b)	5,762	168,366
Robert Half International, Inc. (a)	29,848	889,470
Towers Watson & Co. Class A (a)	37,502	2,452,631

		3,510,467

Real Estate Investment Trusts 1.1%
American Tower Corp.	12,179	798,699
Chimera Investment Corp.	207,453	599,539
Hospitality Properties Trust	10,519	290,114
Public Storage (a)	17,513	2,508,912
Rayonier, Inc. (a)	13,224	599,709
Simon Property Group, Inc. (a)	1,620	252,072

		5,049,045

	Shares	Value
Real Estate Management & Development 0.1%
CBRE Group, Inc. (a)(b)	21,334	$401,292

Road & Rail 1.7%
Con-way, Inc. (a)	58,622	1,905,215
CSX Corp. (a)	112,226	2,503,762
Hertz Global Holdings, Inc. (b)	92,175	1,420,417
J.B. Hunt Transport Services, Inc.	7,993	442,253
Ryder System, Inc. (a)	15,742	766,950
Union Pacific Corp.	7,417	833,967

		7,872,564

Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices, Inc. (b)	77,070	567,235
Applied Materials, Inc.	171,276	2,053,599
Broadcom Corp. Class A (a)(b)	74,421	2,723,809
Cypress Semiconductor Corp. (b)	74,760	1,158,780
Fairchild Semiconductor International, Inc. (b)	64,226	910,082
Intel Corp. (a)	170,196	4,833,566
KLA-Tencor Corp.	24,223	1,263,229
Lam Research Corp. (a)(b)	20,749	864,196
Marvell Technology Group, Ltd. (b)	120,986	1,816,000
Micron Technology, Inc. (b)	289,844	1,910,072
Novellus Systems, Inc. (b)	21,353	998,253
NVIDIA Corp. (a)(b)	179,614	2,334,982
ON Semiconductor Corp. (b)	278,495	2,300,369

		23,734,172

Software 5.7%
Adobe Systems, Inc. (a)(b)	20,175	677,073
Autodesk, Inc. (a)(b)	41,387	1,629,406
BMC Software, Inc. (a)(b)	44,055	1,817,709
CA, Inc.	55,769	1,473,417
Cadence Design Systems, Inc. (a)(b)	202,679	2,365,264
Compuware Corp. (b)	54,384	474,228
♦Microsoft Corp. (a)	282,640	9,050,133
Oracle Corp. (a)	199,449	5,861,806
Symantec Corp. (b)	49,788	822,498
Synopsys, Inc. (a)(b)	80,664	2,420,727

		26,592,261

Specialty Retail 4.5%
Aaron’s, Inc. (a)	32,190	874,602
Abercrombie & Fitch Co. Class A	5,707	286,320
Advance Auto Parts, Inc. (a)	28,177	2,586,649
American Eagle Outfitters, Inc.	11,565	208,286
AutoZone, Inc. (b)	604	239,281
Best Buy Co., Inc. (a)	28,300	624,581
Chico’s FAS, Inc. (a)	127,950	1,965,312
DSW, Inc. Class A (a)	17,462	982,412
Foot Locker, Inc. (a)	64,721	1,979,815
GameStop Corp. Class A	42,253	961,678

16	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Specialty Retail (contiuned)
Gap, Inc. (The)	81,291	$2,316,793
Guess?, Inc.	2,042	59,790
Home Depot, Inc. (The)	8,219	425,662
Lowe’s Cos., Inc.	58,514	1,841,436
O’Reilly Automotive, Inc. (a)(b)	24,660	2,600,644
Orchard Supply Hardware Stores Corp. Class A (b)	273	5,861
PetSmart, Inc.	44,322	2,582,200
RadioShack Corp.	14,508	75,151
Staples, Inc.	22,607	348,148

		20,964,621

Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc. (a)	13,042	954,153
PVH Corp.	370	32,856
Ralph Lauren Corp.	5,270	907,863

		1,894,872

Tobacco 1.6%
Lorillard, Inc.	407	55,063
♦Philip Morris International, Inc. (a)	84,431	7,557,419

		7,612,482

Trading Companies & Distributors 0.6%
W.W. Grainger, Inc.	12,429	2,582,995
WESCO International, Inc. (b)	4,472	296,896

		2,879,891

Wireless Telecommunication Services 0.9%
MetroPCS Communications, Inc. (b)	95,685	698,500
NII Holdings, Inc. (b)	7,152	100,092
Sprint Nextel Corp. (b)	968,422	2,401,687
Telephone & Data Systems, Inc.	36,253	880,585
United States Cellular Corp. (b)	1,789	70,165

		4,151,029

Total Common Stocks (Cost $572,104,615)		627,533,559

Exchange Traded Fund 0.1% (c)
S&P 500 Index - SPDR Trust Series 1	3,673	513,375

Total Exchange Traded Fund (Cost $505,880)		513,375

	Principal Amount	Value

Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $121,904 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 8/15/13, with a Principal Amount of $125,000 and a Market Value of $126,028)	$121,904	$121,904

Total Short-Term Investment (Cost $121,904)		121,904

Total Investments, Before Investments Sold Short (Cost $572,732,399) (d)	134.0%	628,168,838

	Shares
Investments Sold Short (34.0%) Common Stocks Sold Short (34.0%)
Aerospace & Defense (0.4%)
Spirit Aerosystems Holdings, Inc. Class A (b)	(81,536)	(2,038,400)

Auto Components (1.2%)
Federal-Mogul Corp. (b)	(9,455)	(122,253)
Gentex Corp.	(92,810)	(2,039,036)
Johnson Controls, Inc.	(50,386)	(1,610,840)
Visteon Corp. (b)	(34,272)	(1,719,426)

		(5,491,555)

Automobiles (0.4%)
Tesla Motors, Inc. (b)	(51,889)	(1,719,083)

Biotechnology (0.4%)
Dendreon Corp. (b)	(3,362)	(39,167)
Human Genome Sciences, Inc. (b)	(100,432)	(1,477,355)
Vertex Pharmaceuticals, Inc. (b)	(5,446)	(209,562)

		(1,726,084)

Capital Markets (0.8%)
E*TRADE Financial Corp. (b)	(169,625)	(1,803,114)
Jefferies Group, Inc.	(61,330)	(976,987)
Morgan Stanley	(54,194)	(936,472)

		(3,716,573)

Chemicals (0.3%)
Scotts Miracle-Gro Co. (The) Class A	(25,319)	(1,326,716)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Commercial Banks (0.9%)
Popular, Inc. (b)	(398,218)	$(708,828)
Synovus Financial Corp.	(867,690)	(1,822,149)
TCF Financial Corp.	(158,749)	(1,820,851)

		(4,351,828)

Commercial Services & Supplies (0.2%)
Stericycle, Inc. (b)	(11,838)	(1,025,171)

Communications Equipment (1.4%)
Acme Packet, Inc. (b)	(66,799)	(1,875,048)
Ciena Corp. (b)	(114,296)	(1,693,866)
Riverbed Technology, Inc. (b)	(72,093)	(1,422,395)
Tellabs, Inc.	(466,779)	(1,759,757)

		(6,751,066)

Computers & Peripherals (0.4%)
Fusion-io, Inc. (b)	(64,857)	(1,663,582)

Construction & Engineering (0.1%)
Jacobs Engineering Group, Inc. (b)	(15,541)	(681,162)

Consumer Finance (0.1%)
SLM Corp.	(42,355)	(628,125)

Containers & Packaging (0.1%)
Rock-Tenn Co. Class A	(7,769)	(484,242)

Diversified Financial Services (0.4%)
Leucadia National Corp.	(84,616)	(2,103,554)

Diversified Telecommunication Services (0.4%)
Level 3 Communications, Inc. (b)	(81,983)	(1,890,528)

Electrical Equipment (0.7%)
GrafTech International, Ltd. (b)	(155,428)	(1,824,725)
Polypore International, Inc. (b)	(30,180)	(1,127,223)
Rockwell Automation, Inc.	(1,247)	(96,443)

		(3,048,391)

Electronic Equipment & Instruments (1.4%)
Arrow Electronics, Inc. (b)	(996)	(41,882)
FLIR Systems, Inc.	(38,431)	(863,160)
IPG Photonics Corp. (b)	(35,164)	(1,701,938)
National Instruments Corp.	(60,791)	(1,653,515)
Trimble Navigation, Ltd. (b)	(39,361)	(2,131,004)

		(6,391,499)

Energy Equipment & Services (1.4%)
Cameron International Corp. (b)	(11,516)	(590,195)
CARBO Ceramics, Inc.	(18,306)	(1,539,351)

	Shares	Value

Energy Equipment & Services (contiuned)
FMC Technologies, Inc. (b)	(3,093)	$(145,371)
McDermott International, Inc. (b)	(160,159)	(1,809,797)
Rowan Cos., Inc. (b)	(65,373)	(2,257,330)

		(6,342,044)

Food Products (0.5%)
Green Mountain Coffee Roasters, Inc. (b)	(24,723)	(1,205,246)
Mead Johnson Nutrition Co.	(724)	(61,946)
Post Holdings, Inc. (b)	(30,843)	(917,579)

		(2,184,771)

Health Care Equipment & Supplies (0.5%)
Edwards Lifesciences Corp. (b)	(25,533)	(2,118,473)

Health Care Providers & Services (0.7%)
Brookdale Senior Living, Inc. (b)	(30,472)	(579,272)
Catalyst Health Solutions, Inc. (b)	(27,200)	(2,349,264)
VCA Antech, Inc. (b)	(16,074)	(380,311)

		(3,308,847)

Hotels, Restaurants & Leisure (0.2%)
Dunkin’ Brands Group, Inc.	(23,060)	(746,452)

Household Durables (1.2%)
D.R. Horton, Inc.	(15,807)	(258,444)
Lennar Corp. Class A	(68,725)	(1,906,432)
NVR, Inc. (b)	(709)	(555,814)
Pulte Group, Inc. (b)	(35,929)	(353,541)
Tempur-Pedic International, Inc. (b)	(1,039)	(61,135)
Toll Brothers, Inc. (b)	(92,571)	(2,351,303)

		(5,486,669)

Independent Power Producers & Energy Traders (0.1%)
GenOn Energy, Inc. (b)	(259,879)	(553,542)

Insurance (1.6%)
MBIA, Inc. (b)	(190,450)	(1,919,736)
Old Republic International Corp.	(167,157)	(1,663,212)
PartnerRe, Ltd.	(32,667)	(2,274,277)
RenaissanceRe Holdings, Ltd.	(1,724)	(134,575)
XL Group PLC	(73,566)	(1,582,405)

		(7,574,205)

Internet & Catalog Retail (0.6%)
Groupon, Inc. (b)	(95,070)	(1,018,200)
HomeAway, Inc. (b)	(15,263)	(397,601)
TripAdvisor, Inc. (b)	(41,496)	(1,556,515)

		(2,972,316)

Internet Software & Services (0.4%)
LinkedIn Corp. Class A (b)	(18,493)	(2,005,566)

18	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
IT Services (0.6%)
FleetCor Technologies, Inc. (b)	(1,541)	$(60,947)
Global Payments, Inc.	(15,352)	(712,793)
VeriFone Systems, Inc. (b)	(41,198)	(1,962,673)

		(2,736,413)

Life Sciences Tools & Services (0.4%)
Bruker Corp. (b)	(117,077)	(1,759,667)
Techne Corp.	(877)	(58,707)

		(1,818,374)

Machinery (0.6%)
Flowserve Corp.	(38)	(4,367)
Manitowoc Co., Inc. (The)	(4,622)	(64,015)
Terex Corp. (b)	(74,992)	(1,697,819)
Timken Co. (The)	(20,811)	(1,176,030)
Trinity Industries, Inc.	(471)	(13,941)

		(2,956,172)

Marine (0.4%)
Alexander & Baldwin, Inc.	(36,887)	(1,887,139)

Media (1.7%)
AMC Networks, Inc. (b)	(9,785)	(415,862)
DreamWorks Animation SKG, Inc. Class A (b)	(102,552)	(1,846,962)
Liberty Media Corp.—Liberty Capital Class A (b)	(22,900)	(2,002,376)
Madison Square Garden Co. (The) Class A (b)	(52,617)	(1,892,633)
Pandora Media, Inc. (b)	(193,588)	(1,664,857)

		(7,822,690)

Metals & Mining (2.6%)
AK Steel Holding Corp.	(243,421)	(1,806,184)
Allegheny Technologies, Inc.	(534)	(22,930)
Allied Nevada Gold Corp. (b)	(60,484)	(1,771,576)
Carpenter Technology Corp.	(14,412)	(802,172)
Commercial Metals Co.	(111,952)	(1,654,651)
Molycorp, Inc. (b)	(58,003)	(1,569,561)
Royal Gold, Inc.	(33,465)	(2,073,491)
Titanium Metals Corp.	(133,015)	(1,964,632)
United States Steel Corp.	(12,922)	(366,080)

		(12,031,277)

Office Electronics (0.3%)
Zebra Technologies Corp. Class A (b)	(33,810)	(1,311,490)

Oil, Gas & Consumable Fuels (2.1%)
Alpha Natural Resources, Inc. (b)	(38,144)	(615,263)
Arch Coal, Inc.	(71,386)	(696,727)
Cabot Oil & Gas Corp.	(22,318)	(784,255)
Cobalt International Energy, Inc. (b)	(38,954)	(1,042,409)

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc. (b)	(398)	$(35,522)
EXCO Resources, Inc.	(107,636)	(790,048)
Kosmos Energy, Ltd. (b)	(138,267)	(1,684,092)
Quicksilver Resources, Inc. (b)	(129,192)	(607,202)
Range Resources Corp.	(4,381)	(292,037)
SandRidge Energy, Inc. (b)	(183,861)	(1,469,049)
Teekay Corp.	(54,805)	(1,978,461)

		(9,995,065)

Pharmaceuticals (0.5%)
Hospira, Inc. (b)	(58,865)	(2,067,339)
Perrigo Co.	(2,617)	(274,523)

		(2,341,862)

Professional Services (0.1%)
Manpower, Inc.	(15,456)	(658,426)

Real Estate Investment Trusts (0.3%)
Rouse Properties, Inc. (b)	(74,653)	(1,003,336)
SL Green Realty Corp.	(5,483)	(452,019)

		(1,455,355)

Real Estate Management & Development (1.0%)
Forest City Enterprises, Inc. Class A (b)	(50,530)	(805,953)
Howard Hughes Corp. (The) (b)	(28,242)	(1,895,321)
St. Joe Co. (The) (b)	(98,685)	(1,759,554)

		(4,460,828)

Semiconductors & Semiconductor Equipment (2.3%)
Atmel Corp. (b)	(229,578)	(2,036,357)
Cree, Inc. (b)	(72,387)	(2,236,758)
First Solar, Inc. (b)	(75,975)	(1,397,940)
Freescale Semiconductor Holdings I, Ltd. (b)	(1,915)	(23,765)
International Rectifier Corp. (b)	(84,178)	(1,837,606)
MEMC Electronic Materials, Inc. (b)	(498,795)	(1,790,674)
Silicon Laboratories, Inc. (b)	(2,566)	(91,067)
Skyworks Solutions, Inc. (b)	(3,703)	(100,500)
SunPower Corp. (b)	(266,290)	(1,493,887)

		(11,008,554)

Software (1.6%)
Ariba, Inc. (b)	(65,943)	(2,519,023)
Fortinet, Inc. (b)	(53,779)	(1,404,707)
Informatica Corp. (b)	(41,471)	(1,908,495)
Red Hat, Inc. (b)	(1,403)	(83,633)
Salesforce.com, Inc. (b)	(10,512)	(1,637,034)

		(7,552,892)

Specialty Retail (0.8%)
CarMax, Inc. (b)	(62,904)	(1,941,847)
Tiffany & Co.	(29,553)	(2,023,198)

		(3,965,045)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Textiles, Apparel & Luxury Goods (1.2%)
Deckers Outdoor Corp. (b)	(26,605)	$(1,357,121)
Fossil, Inc. (b)	(15,883)	(2,075,431)
Under Armour, Inc. Class A (b)	(22,803)	(2,233,098)

		(5,665,650)

Thrifts & Mortgage Finance (0.3%)
BankUnited, Inc.	(2,278)	(56,039)
TFS Financial Corp. (b)	(155,696)	(1,530,491)

		(1,586,530)

Trading Companies & Distributors (0.1%)
Air Lease Corp. (b)	(26,176)	(615,659)

Wireless Telecommunication Services (0.3%)
Clearwire Corp. Class A (b)	(908,059)	(1,330,306)

Total Investments Sold Short (Proceeds $162,394,075)	(34.0)%	(159,530,171)

Total Investments, Net of Investments Sold Short (Cost $410,338,324)	100.0	468,638,667
Other Assets, Less Liabilities	0.0 ‡	131,266

Net Assets	100.0%	$468,769,933

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).

(b)	Non-income producing security.

(c)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(d)	As of April 30, 2012, cost is $579,056,492 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$65,939,767
Gross unrealized depreciation	(16,827,421)

Net unrealized appreciation	$49,112,346

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$627,533,559	$—	$—	$627,533,559
Exchange Traded Fund	513,375	—	—	513,375
Short-Term Investment
Repurchase Agreement	—	121,904	—	121,904

Total Investments in Securities	$628,046,934	$121,904	$—	$628,168,838

20	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(159,530,171)	$—	$—	$(159,530,171)

Total Investments in Securities Sold Short	$(159,530,171)	$—	$—	$(159,530,171)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $572,732,399)	$628,168,838
Receivables:
Investment securities sold	3,657,860
Dividends and interest	472,054
Fund shares sold	1,845
Other assets	226,387

Total assets	632,526,984

Liabilities
Investments sold short (proceeds $162,394,075)	159,530,171
Due to custodian	18,692
Payables:
Investment securities purchased	3,712,610
Manager (See Note 3)	377,656
Professional fees	49,574
Shareholder communication	31,721
Dividends on investments sold short	26,374
Custodian	4,489
Fund shares redeemed	2,143
Transfer agent (See Note 3)	1,957
Trustees	834
NYLIFE Distributors (See Note 3)	579
Accrued expenses	251

Total liabilities	163,757,051

Net assets	$468,769,933

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$58,089
Additional paid-in capital	406,882,788

406,940,877
Undistributed net investment income	412,938
Accumulated net realized gain (loss) on investments and investments sold short	3,115,775
Net unrealized appreciation (depreciation) on investments	55,436,439
Net unrealized appreciation (depreciation) on investments sold short	2,863,904

Net assets	$468,769,933

Investor Class
Net assets applicable to outstanding shares	$159,170

Shares of beneficial interest outstanding	19,834

Net asset value per share outstanding	$8.02
Maximum sales charge (5.50% of offering price)	0.47

Maximum offering price per share outstanding	$8.49

Class A
Net assets applicable to outstanding shares	$958,660

Shares of beneficial interest outstanding	119,065

Net asset value per share outstanding	$8.05
Maximum sales charge (5.50% of offering price)	0.47

Maximum offering price per share outstanding	$8.52

Class C
Net assets applicable to outstanding shares	$432,762

Shares of beneficial interest outstanding	55,903

Net asset value and offering price per share outstanding	$7.74

Class I
Net assets applicable to outstanding shares	$467,219,341

Shares of beneficial interest outstanding	57,893,988

Net asset value and offering price per share outstanding	$8.07

22	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$5,224,187
Interest	3,643

Total income	5,227,830

Expenses
Manager (See Note 3)	2,136,903
Broker fees and charges on short sales	920,378
Dividends on investments sold short	490,975
Professional fees	39,509
Custodian	28,731
Registration	27,870
Shareholder communication	14,126
Transfer agent (See Note 3)	6,049
Trustees	6,018
Distribution/Service—Investor Class (See Note 3)	168
Distribution/Service—Class A (See Note 3)	716
Distribution/Service—Class C (See Note 3)	2,015
Miscellaneous	9,825

Total expenses	3,683,283

Net investment income (loss)	1,544,547

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	17,652,179
Investments sold short	(5,886,129)

Net realized gain (loss) on investments and investments sold short	11,766,050

Net change in unrealized appreciation (depreciation) on:
Investments	43,225,111
Investments sold short	(8,370,751)

Net change in unrealized appreciation (depreciation) on investments and investments sold short	34,854,360

Net realized and unrealized gain (loss) on investments and investments sold short	46,620,410

Net increase (decrease) in net assets resulting from operations	$48,164,957

(a)	Dividends recorded net of foreign withholding taxes in the amount of $22,096.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,544,547	$1,895,406
Net realized gain (loss) on investments and investments sold short	11,766,050	44,977,274
Net change in unrealized appreciation (depreciation) on investments and investments sold short	34,854,360	(13,174,308)

Net increase (decrease) in net assets resulting from operations	48,164,957	33,698,372

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(78)	(25)
Class A	(1,309)	(220)
Class C	—	(101)
Class I	(2,078,617)	(1,166,377)

	(2,080,004)	(1,166,723)

From net realized gain on investments:
Investor Class	(9,851)	—
Class A	(33,873)	—
Class C	(31,382)	—
Class I	(31,251,231)	—

	(31,326,337)	—

Total dividends and distributions to shareholders	(33,406,341)	(1,166,723)

Capital share transactions:
Net proceeds from sale of shares	106,064,614	198,184,922
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	33,374,949	1,166,595
Cost of shares redeemed	(67,298,332)	(185,599,640)

Increase (decrease) in net assets derived from capital share transactions	72,141,231	13,751,877

Net increase (decrease) in net assets	86,899,847	46,283,526

Net Assets
Beginning of period	381,870,086	335,586,560

End of period	$468,769,933	$381,870,086

Undistributed net investment income at end of period	$412,938	$948,395

24	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended April 30, 2012 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$48,164,957
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Investments purchased	(437,366,287)
Investments sold	385,588,817
Purchases to cover securities sold short	(158,356,194)
Securities sold short	169,922,387
Sale of short term investments, net	13,514
Decrease in investment securities sold receivable	2,413,315
Increase in dividends and interest receivable	(30,621)
Decrease in cash collateral on deposit at broker	549
Increase in other assets	(67,052)
Decrease in investment securities purchased payable	(2,388,677)
Decrease in broker fees and charges payable on short sales	(122,010)
Increase in dividends payable for securities sold short	3,002
Increase cash due to custodian	18,692
Increase in professional fees payable	22,615
Increase in custodian payable	516
Increase in shareholder communication payable	2,672
Decrease in due to Trustees	(530)
Increase in due to manager	69,372
Decrease in due to transfer agent	(90)
Increase in due to NYLIFE Distributors	163
Decrease in accrued expenses	(4,102)
Net change in unrealized (appreciation) depreciation on investments	(43,225,111)
Net realized (gain) loss from investments	(17,652,179)
Net change in unrealized (appreciation) depreciation on securities sold short	8,370,751
Net realized (gain) loss from securities sold short	5,886,129

Net cash used in operating activities	(38,735,402)

Cash flows from financing activities:
Proceeds from shares sold	106,062,983
Payment on shares redeemed	(67,296,189)
Cash distributions paid	(31,392)

Net cash from financing activities	38,735,402

Net increase (decrease) in cash:	—

Cash at beginning of period	—

Cash at end of period	$—

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $33,374,949.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2012*		2011	2010	2009		2008
Net asset value at beginning of period	$7.85		$7.28	$6.40	$6.00		$8.68

Net investment income (loss) (a)	0.01		0.01	(0.01)	0.02		(0.02)
Net realized and unrealized gain (loss) on investments	0.79		0.56	0.90	0.38		(2.66)

Total from investment operations	0.80		0.57	0.89	0.40		(2.68)

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00)‡	(0.01)	—		—
From net realized gain on investments	(0.63)		—	—	—		—

Total dividends and distributions	(0.63)		(0.00)‡	(0.01)	—		—

Net asset value at end of period	$8.02		$7.85	$7.28	$6.40		$6.00

Total investment return (b)	11.26	%(c)	7.86%	13.88%	6.67	%(d)	(30.76	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.27	%††	0.10%	(0.16%)	0.38%		(0.37	%)††
Net expenses (excluding short sale expenses)	1.52	%††	1.58%	1.58%	1.60%		1.59	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.18	%††	2.27%	2.50%	2.57%		2.59	% ††
Short sale expenses	0.66	%††	0.69%	0.92%	0.87%		0.82	% ††
Portfolio turnover rate	67%		145%	117%	163%		244%
Net assets at end of period (in 000’s)	$159		$121	$81	$53		$41

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

26	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$7.89		$7.31	$6.41	$6.00	$9.64	$10.00

Net investment income (loss) (a)	0.01		0.03	0.00 ‡	0.05	(0.02)	(0.00	)‡
Net realized and unrealized gain (loss) on investments	0.80		0.56	0.92	0.37	(3.61)	(0.36)

Total from investment operations	0.81		0.59	0.92	0.42	(3.63)	(0.36)

Less dividends and distributions:
From net investment income	(0.02)		(0.01)	(0.02)	(0.01)	(0.01)	—
From net realized gain on investments	(0.63)		—	—	—	—	—

Total dividends and distributions	(0.65)		(0.01)	(0.02)	(0.01)	(0.01)	—

Net asset value at end of period	$8.05		$7.89	$7.31	$6.41	$6.00	$9.64

Total investment return (b)	11.22	%(c)	8.05%	14.31%	6.77%	(37.57%)	(3.60	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37	%††	0.33%	0.07%	0.83%	(0.20%)	(0.14	%)††
Net expenses (excluding short sales expenses)	1.31	%††	1.34%	1.34%	1.46%	1.50%	1.50	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.96	%††	2.03%	2.29%	2.40%	2.60%	2.90	% ††
Short sale expenses	0.65	%††	0.69%	0.95%	0.94%	0.85%	0.53	% ††
Portfolio turnover rate	67%		145%	117%	163%	244%	59%
Net assets at end of period (in 000’s)	$959		$417	$229	$138	$390	$356

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$7.62		$7.12	$6.30	$5.95	$9.61	$10.00

Net investment income (loss) (a)	(0.02)		(0.05)	(0.06)	(0.02)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	0.77		0.55	0.88	0.37	(3.57)	(0.36)

Total from investment operations	0.75		0.50	0.82	0.35	(3.66)	(0.39)

Less dividends and distributions:
From net investment income	—		(0.00)‡	—	—	—	—
From net realized gain on investments	(0.63)		—	—	—	—	—

Total dividends and distributions	(0.63)		(0.00)‡	—	—	—	—

Net asset value at end of period	$7.74		$7.62	$7.12	$6.30	$5.95	$9.61

Total investment return (b)	10.70	% (c)	7.05%	13.02%	5.88%	(38.15%)	(3.80	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.46	%)††	(0.63%)	(0.87%)	(0.41%)	(1.12%)	(0.86	%)††
Net expenses (excluding short sale expenses)	2.27	% ††	2.32%	2.34%	2.35%	2.33%	2.25	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.93	% ††	3.02%	3.23%	3.31%	3.41%	3.65	% ††
Short sale expenses	0.66	% ††	0.70%	0.89%	0.86%	0.81%	0.53	% ††
Portfolio turnover rate	67%		145%	117%	163%	244%	59%
Net assets at end of period (in 000’s)	$433		$379	$289	$370	$228	$35

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

28	MainStay 130/30 Core Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$7.92		$7.33	$6.43	$6.02	$9.65	$10.00

Net investment income (loss) (a)	0.03		0.05	0.02	0.04	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.79		0.57	0.91	0.38	(3.62)	(0.36)

Total from investment operations	0.82		0.62	0.93	0.42	(3.61)	(0.35)

Less dividends and distributions:
From net investment income	(0.04)		(0.03)	(0.03)	(0.01)	(0.02)	—
From net realized gain on investments	(0.63)		—	—	—	—	—

Total dividends and distributions	(0.67)		(0.03)	(0.03)	(0.01)	(0.02)	—

Net asset value at end of period	$8.07		$7.92	$7.33	$6.43	$6.02	$9.65

Total investment return (b)	11.31	%(c)	8.42%	14.53%	7.05%	(37.48%)	(3.50	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72	%††	0.61%	0.33%	0.69%	0.07%	0.27	% ††
Net expenses (excluding short sale expenses)	1.06	%††	1.09%	1.09%	1.22%	1.25%	1.25	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.72	%††	1.79%	2.01%	2.08%	2.16%	2.52	% ††
Short sale expenses	0.66	%††	0.70%	0.92%	0.86%	0.81%	0.53	% ††
Portfolio turnover rate	67%		145%	117%	163%	244%	59%
Net assets at end of period (in 000’s)	$467,219		$380,953	$334,987	$189,845	$84,861	$24,123

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

MainStay 130/30 International Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Since Inception (9/28/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.01 4.75%	–17.73 –12.94%	–8.73 –7.59%	3.16 3.16%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.06 4.70	–17.75 –12.96	–8.67 –7.54	2.98 2.98
Class C Shares	Maximum 1% CDSC If Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.32 4.32	–14.45 –13.60	–8.34 –8.34	3.92 3.92
Class I Shares	No Sales Charge		4.80	–12.69	–7.34	2.72

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expenses ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

30	MainStay 130/30 International Fund

Benchmark Performance	Six MOnths	One Year	Since Inception
MSCI EAFE Index[4]	2.44%	–12.82%	–5.97%
Average Lipper Long/Short Equity Fund[5]	4.22	–2.66	–1.57%

4.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.

5.	The average Lipper long/short equity fund is representative of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	31

Cost in Dollars of a $1,000 Investment in MainStay 130/30 International Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,047.50	$15.27	$1,009.90	$14.99

Class A Shares	$1,000.00	$1,047.00	$14.81	$1,010.40	$14.55

Class C Shares	$1,000.00	$1,043.20	$19.10	$1,006.20	$18.76

Class I Shares	$1,000.00	$1,048.00	$13.44	$1,011.70	$13.20

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (3.00% for Investor Class, 2.91% for Class A, 3.76% for Class C and 2.64% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

32	MainStay 130/30 International Fund

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 36 for specific holdings within these categories.

‡ Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Nestle S.A. Registered

2.	Roche Holding A.G., Genusscheine

3.	iShares MSCI EAFE Index Fund

4.	Novartis A.G.

5.	Total S.A.
6.	Royal Dutch Shell PLC Class A

7.	Vodafone Group PLC

8.	Sanofi

9.	Royal Dutch Shell PLC Class B

10.	Mitsubishi UFJ Financial Group, Inc.

Top Five Short Positions as of April 30, 2012

1.	Wacom Co., Ltd.
2.	Banca Popolare di Milano Scarl
3.	Temenos Group A.G.
4.	Oki Electric Industry Co., Ltd.
5.	Aixtron A.G.

mainstayinvestments.com	33

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Ver Planck of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay 130/30 International Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay 130/30 International Fund returned 4.75% for Investor Class shares, 4.70% for Class A shares and 4.32% for Class C shares for the six months ended April 30, 2012. Over the same period, the Fund’s Class I shares returned 4.80%. All share classes outperformed the 4.22% return of the average Lipper1 long/short equity fund and the 2.44% return of the MSCI EAFE® Index2 for the six months ended April 30, 2012. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 30 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved a change to the Fund’s investment objective. Effective February 28, 2012, the Fund’s investment objective is to seek long-term growth of capital.

What factors affected the Fund’s relative performance during the reporting period?

Strong stock selection was responsible for the majority of the Fund’s outperformance relative to the MSCI EAFE® Index. The Fund’s ability to sell securities short helped our model capture better risk-adjusted excess returns and allowed us to invest in smaller securities that were less efficient. During the reporting period, the overall contribution to relative performance from Europe and the Pacific Rim was positive, the contribution to relative performance from emerging markets was flat and the contribution to relative performance from Japan was negative.

During the reporting period, which sectors and countries were the strongest contributors to the Fund’s relative performance and which sectors and countries were particularly weak?

During the reporting period, the sectors that made the strong-est contributions to the Fund’s performance relative to the MSCI EAFE® Index were telecommunication services, industrials and materials. The sectors that detracted the most from the Fund’s relative performance were consumer discretionary, information technology and utilities.

During the reporting period, the countries that made the strongest contributions to the Fund’s positive performance relative to the MSCI EAFE® Index were the U.K., Australia and Norway. The countries that detracted the most from the Fund’s relative performance were Japan, Denmark and Greece.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest contributions to the Fund’s absolute performance were long positions in British plant and machinery supplier Ashtead Group and Belgian brewer Anheuser-Busch InBev. A short position in Japanese nonferrous metals producer Osaka Titanium Technologies was also a strong contributor to absolute performance.

During the period, the stocks that detracted the most from the Fund’s absolute performance included a long position in Japanese memory manufacturer Elpida Memory and short positions in Japanese graphic-illustration device company WACOM and Japanese office-communication equipment company Oki Electric Industry.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund increased its position in consumer products company Unilever and initiated a new long position in European food retailer Koninklijke Ahold.

During the reporting period, the Fund exited its long position in Japanese communications and electronic equipment manufacturer Hitachi Ltd. We also significantly reduced the Fund’s position in German automobile manufacturer BMW.

How did the Fund’s sector and country weightings change during the reporting period?

During the reporting period, the Fund increased its sector weightings relative to the MSCI EAFE® Index in the financials, energy, industrials and information technology sectors. Over the same period, the Fund decreased its relative sector weightings in the materials, consumer discretionary, utilities and health care sectors.

During the reporting period, the Fund increased its country weightings relative to the benchmark in Australia, Finland and the Netherlands. Over the same period, the Fund decreased its relative weightings in Hong Kong, Israel, Italy, China and Spain.

Since the Fund is managed and constructed on a bottom-up basis, all weighting changes reflect our individual stock-selection criteria. They are not the result of top-down evaluations of economies, sectors or regions.

1.	See footnote on page 31 for more information on Lipper Inc.
2.	See footnote on page 31 for more information on the MSCI EAFE® Index.

34	MainStay 130/30 International Fund

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the Fund held overweight positions relative to the MSCI EAFE® Index in the telecommunication services and energy sectors. As of the same date, the Fund held underweight positions relative to the Index in the materials, consumer staples and utilities sectors.

As of April 30, 2012, the Fund held overweight positions relative to the MSCI EAFE® Index in South Korea, Germany and Norway. As of the same date, the Fund was underweight relative to the Index in Switzerland, Spain, Sweden, Hong Kong, the U.K., Japan and Singapore.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	35

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 132.6%†
Australia 13.9%
Aditya Birla Minerals, Ltd. (Metals & Mining)	25,614	$17,481
Ausdrill, Ltd. (Construction & Engineering)	58,429	249,608
Australia & New Zealand Banking Group, Ltd. (Commercial Banks)	43,332	1,079,531
Beach Petroleum, Ltd. (Oil, Gas & Consumable Fuels)	506,137	738,317
BGP Holdings PLC (Diversified Financial Services) (a)(b)	106,339	11
BHP Billiton, Ltd. (Metals & Mining)	39,281	1,455,020
BlueScope Steel, Ltd. (Metals & Mining) (c)	490,921	202,048
Caltex Australia, Ltd. (Oil, Gas & Consumable Fuels)	37,257	534,550
Commonwealth Bank of Australia (Commercial Banks)	4,687	253,802
CSL, Ltd. (Biotechnology)	30,488	1,164,577
Emeco Holdings, Ltd. (Trading Companies & Distributors)	587,310	636,426
Flight Centre, Ltd. (Hotels, Restaurants & Leisure)	22,042	485,056
GrainCorp, Ltd. (Food Products)	86,254	829,522
Grange Resources, Ltd. (Metals & Mining)	168,916	105,601
Iluka Resources, Ltd. (Metals & Mining)	51,303	908,738
Imdex, Ltd. (Metals & Mining)	243,568	639,540
Macmahon Holdings, Ltd. (Construction & Engineering)	271,978	198,371
Mineral Deposits, Ltd. (Metals & Mining) (c)	4,827	30,278
Mount Gibson Iron, Ltd. (Metals & Mining)	265,658	305,867
National Australia Bank, Ltd. (Commercial Banks)	46,278	1,216,574
Newcrest Mining, Ltd. (Metals & Mining)	8,891	243,643
NRW Holdings, Ltd. (Construction & Engineering)	191,051	814,178
OneSteel, Ltd. (Metals & Mining)	634,201	862,351
OZ Minerals, Ltd. (Metals & Mining)	69,922	679,739
Panoramic Resources, Ltd. (Metals & Mining)	19,645	22,209
QBE Insurance Group, Ltd. (Insurance)	71,456	1,030,438
Ramelius Resources, Ltd. (Metals & Mining) (c)	108,795	87,286
Resolute Mining, Ltd. (Metals & Mining) (c)	59,689	104,484
Sigma Pharmaceuticals, Ltd. (Health Care Providers & Services)	873,235	605,062
Silver Lake Resources, Ltd. (Metals & Mining) (c)	1	3
Spark Infrastructure Group (Electric Utilities) (d)	12	18
St. Barbara, Ltd. (Metals & Mining) (c)	241,611	576,500

	Shares	Value

Australia (continued)
Suncorp-Metway, Ltd. (Insurance)	23,227	$196,999
TABCORP Holdings, Ltd. (Hotels, Restaurants & Leisure)	49,600	148,324
Telstra Corp, Ltd. (Diversified Telecommunication Services)	327,469	1,207,870
Western Areas NL (Metals & Mining)	162	851
Westfield Group (Real Estate Investment Trusts)	81,235	782,100
Westpac Banking Corp. (Commercial Banks)	31,073	735,918

		19,148,891

Austria 1.9%
Austriamicrosystems A.G. (Semiconductors & Semiconductor Equipment)	4,696	377,688
OMV A.G. (Oil, Gas & Consumable Fuels)	18,516	626,834
Raiffeisen International Bank Holding A.G. (Commercial Banks) (e)	27,413	910,249
Strabag SE (Construction & Engineering) (e)	3,687	98,488
Voestalpine A.G. (Metals & Mining) (e)	17,394	563,063

		2,576,322

Belgium 1.4%
Anheuser-Busch InBev N.V. (Beverages) (e)	22,824	1,645,051
Barco N.V. (Electronic Equipment & Instruments)	3,763	250,499
KBC Groep N.V. (Commercial Banks) (e)	4,142	80,103

		1,975,653

Bermuda 2.1%
Asian Citrus Holdings, Ltd. (Food Products)	364,000	217,218
China Green Holdings, Ltd. (Food Products)	414,000	121,127
Giordano International, Ltd. (Specialty Retail)	760,000	662,177
GuocoLeisure, Ltd. (Hotels, Restaurants & Leisure)	29,000	13,943
Orient Overseas International, Ltd. (Marine)	124,000	848,653
SmarTone Telecommunications Holdings, Ltd. (Wireless Telecommunication Services)	386,000	726,363
TPV Technology, Ltd. (Computers & Peripherals)	298,000	68,368
Yue Yuen Industrial Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	62,500	209,444

		2,867,293

Brazil 0.6%
Banco do Brasil S.A. (Commercial Banks)	10,200	126,179
Cielo S.A. (IT Services)	5,520	165,645
JBS S.A. (Food Products) (c)	35,400	139,286
MPX Energia S.A. (Independent Power Producers & Energy Traders) (c)	12,700	341,194

		772,304

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

36	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
British Virgin Islands 0.1%
Winsway Coking Coal Holding, Ltd. (Metals & Mining)	636,000	$148,371

Cayman Islands 1.5%
AMVIG Holdings, Ltd. (Containers & Packaging)	76,000	42,611
Asia Cement China Holdings Corp. (Construction Materials)	82,000	40,479
Bosideng International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	424,000	122,413
Chaoda Modern Agriculture Holdings, Ltd. (Food Products) (a)(b)(c)	38,000	3,575
Chaowei Power Holdings, Ltd. (Auto Components)	518,000	230,336
China Wireless Technologies, Ltd. (Communications Equipment)	1,136,000	172,772
China Zhongwang Holdings, Ltd. (Metals & Mining)	361,200	149,440
CIMC Enric Holdings, Ltd. (Machinery) (c)	66,000	36,579
Dongyue Group (Chemicals) (c)	225,000	168,489
Global Bio-Chem Technology Group Co., Ltd. (Food Products)	1,370,000	270,163
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	1,128,000	501,582
Kingsoft Corp., Ltd. (Software)	145,000	66,906
Real Nutriceutical Group, Ltd. (Personal Products)	269,000	70,035
Tiangong International Co., Ltd. (Metals & Mining)	190,000	47,019
TPK Holding Co., Ltd. (Electronic Equipment & Instruments) (c)	9,000	110,927
XTEP International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	111,000	50,216

		2,083,542

China 1.9%
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	328,000	212,645
China Citic Bank Corp., Ltd. Class H (Commercial Banks)	468,000	297,980
China Minsheng Banking Corp., Ltd. Class H (Commercial Banks)	221,000	229,869
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	296,000	318,942
China Suntien Green Energy Corp., Ltd. (Oil, Gas & Consumable Fuels)	284,000	55,273
Chongqing Rural Commercial Bank Class H (Commercial Banks) (c)	539,000	249,400

	Shares	Value

China (continued)
Great Wall Motor Co., Ltd. Class H (Automobiles) (c)	24,000	$51,782
Harbin Power Equipment Co., Ltd. Class H (Electrical Equipment) (c)	112,000	116,783
Huaneng Power International, Inc. (Independent Power Producers & Energy Traders) (c)	214,000	126,878
Industrial & Commercial Bank of China Class H (Commercial Banks)	528,000	351,834
New China Life Insurance Co., Ltd. Class H (Insurance) (c)	73,900	333,370
PICC Property & Casualty Co., Ltd. Class H (Insurance)	48,000	60,196
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods) (c)	329,500	163,080

		2,568,032

Colombia 0.4%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	49,880	161,325
Isagen S.A. ESP (Electric Utilities)	243,383	340,414

		501,739

Cyprus 0.4%
ProSafe SE (Energy Equipment & Services)	76,997	600,724

Denmark 1.3%
Coloplast A/S Class B (Health Care Equipment & Supplies) (e)	5,820	1,076,972
Pandora A/S (Textiles, Apparel & Luxury Goods)	69,288	731,690

		1,808,662

Egypt 0.1%
Commercial International Bank Egypt SAE (Commercial Banks)	36,927	157,720

Finland 0.8%
Cargotec Oyj Class B (Machinery) (e)	6,576	225,973
Metso Oyj (Machinery)	7,870	337,528
Ramirent Oyj (Trading Companies & Distributors)	26,130	246,268
Tieto Oyj (IT Services)	19,220	338,627

		1,148,396

France 9.5%
Alten, Ltd. (IT Services)	5,054	146,711
Arkema S.A. (Chemicals)	4,657	412,465
AXA S.A. (Insurance) (c)(e)	82,143	1,163,440
BNP Paribas S.A. (Commercial Banks) (e)	34,405	1,382,197
Bouygues S.A. (Construction & Engineering) (e)	23,889	648,881

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
France (continued)
Christian Dior S.A. (Textiles, Apparel & Luxury Goods)	1,661	$250,318
CNP Assurances (Insurance)	19,256	270,185
Derichebourg S.A. (Commercial Services & Supplies)	8,241	24,457
Eiffage S.A. (Construction & Engineering)	19,587	665,814
Faurecia (Auto Components)	1,441	30,977
Groupe Steria SCA (IT Services)	4,423	87,528
Natixis (Commercial Banks)	54,989	167,560
Nexity S.A. (Household Durables)	1,681	47,930
Plastic Omnium S.A. (Auto Components)	21,088	551,585
Rallye S.A. (Food & Staples Retailing)	9,388	313,344
Renault S.A. (Automobiles)	17,249	783,726
♦Sanofi (Pharmaceuticals) (e)	23,835	1,819,196
Societe Generale (Commercial Banks)	22,162	523,938
♦Total S.A. (Oil, Gas & Consumable Fuels) (e)	45,367	2,166,087
UbiSoft Entertainment S.A. (Software) (c)	27,575	189,769
Unibail-Rodamco SE (Real Estate Investment Trusts)	1,130	211,204
Valeo S.A. (Auto Components)	8,948	439,430
Wendel (Diversified Financial Services) (e)	4,473	334,650
Zodiac Aerospace (Aerospace & Defense)	3,133	344,794

		12,976,186

Germany 10.0%
Allianz SE (Insurance) (e)	8,325	927,647
BASF S.E. (Chemicals) (e)	14,810	1,219,173
Bayerische Motoren Werke A.G. (Automobiles)	618	58,744
Bechtle A.G. (IT Services)	1,984	89,344
Continental A.G. (Auto Components) (e)	11,422	1,107,035
Deutsche Bank A.G. (Capital Markets)	28,107	1,222,936
Drillisch A.G. (Wireless Telecommunication Services)	4,843	61,075
Duerr A.G. (Machinery) (e)	12,313	777,938
Freenet A.G. (Wireless Telecommunication Services)	48,469	842,400
Fresenius SE (Health Care Providers & Services)	6,482	646,949
Gildemeister A.G. (Machinery) (c)	19,457	398,433
Hannover Rueckversicherung A.G. (Insurance)	13,385	809,080
Indus Holding A.G. (Industrial Conglomerates)	1,747	54,425
Infineon Technologies A.G. (Semiconductors & Semiconductor Equipment)	4	40
Lanxess A.G. (Chemicals)	12,038	958,472
Leoni A.G. (Auto Components) (e)	15,962	819,696
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Insurance)	2,320	336,733
Schuler A.G. (Machinery)	14,955	318,715
Siemens A.G. (Industrial Conglomerates)	1,590	147,265

	Shares	Value

Germany (continued)
Sixt A.G. (Road & Rail)	2,772	$57,535
Stada Arzneimittel A.G. (Pharmaceuticals) (e)	13,980	463,744
Suedzucker A.G. (Food Products) (e)	34,628	1,054,024
TUI A.G. (Hotels, Restaurants & Leisure) (c)	112,989	825,591
United Internet A.G. (Internet Software & Services)	24,460	483,723

		13,680,717

Greece 0.2%
Motor Oil Hellas Corinth Refineries S.A. (Oil, Gas & Consumable Fuels)	10,986	90,162
OPAP S.A. (Hotels, Restaurants & Leisure)	23,864	213,224

		303,386

Hong Kong 1.1%
Cheung Kong Holdings, Ltd. (Real Estate Management & Development)	6,000	79,962
China Mobile, Ltd. (Wireless Telecommunication Services)	7,000	77,591
China Pharmaceutical Group, Ltd. (Pharmaceuticals)	252,000	51,968
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	182,000	387,990
Guangdong Investment, Ltd. (Water Utilities)	372,000	273,774
Shougang Fushan Resources Group, Ltd. (Metals & Mining)	776,000	272,047
Sun Hung Kai Properties, Ltd. (Real Estate Management & Development)	27,000	326,075
Swire Pacific, Ltd. Class A (Real Estate Management & Development)	5,000	58,999

		1,528,406

Hungary 0.1%
OTP Bank PLC (Commercial Banks)	8,748	153,858

India 0.7%
Bank of India (Commercial Banks)	22,298	149,190
Canara Bank (Commercial Banks)	17,070	141,208
Reliance Infrastructure, Ltd. (Electric Utilities)	13,259	132,703
Rural Electrification Corp., Ltd. (Diversified Financial Services)	39,685	157,046
Sesa Goa, Ltd. (Metals & Mining)	40,888	146,638
Tata Motors, Ltd., Sponsored ADR (Automobiles) (f)	5,800	172,550
Tata Motors, Ltd. (Automobiles)	10,413	62,636

		961,971

Indonesia 0.2%
Jasa Marga Persero Tbk PT (Transportation Infrastructure)	569,500	331,519

38	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Israel 0.2%
Delek Group, Ltd. (Industrial Conglomerates)	813	$158,723
Israel Chemicals, Ltd. (Chemicals)	12,155	139,445

		298,168

Italy 4.4%
Astaldi S.p.A (Construction & Engineering)	57,206	442,983
Autostrada Torino-Milano S.p.A. (Transportation Infrastructure)	15,375	83,239
Banca Generali S.p.A. (Capital Markets)	11,518	140,800
Banca Popolare dell’Emilia Romagna Scrl (Commercial Banks) (c)	1	6
De’Longhi S.p.A. (Household Durables)	5,268	74,195
Enel Green Power S.p.A. (Independent Power Producers & Energy Traders)	2,654	4,286
Enel S.p.A. (Electric Utilities)	243,518	799,415
ENI S.p.A. (Oil, Gas & Consumable Fuels) (e)	77,508	1,720,558
Exor S.p.A. (Diversified Financial Services)	1	23
Fiat Industrial S.p.A (Machinery)	88,145	999,927
Fiat S.p.A (Automobiles) (c)	185,129	893,962
Intesa Sanpaolo S.p.A. (Commercial Banks)	19	29
Mediobanca S.p.A. (Capital Markets)	75,246	367,536
Mediolanum S.p.A. (Insurance)	107,176	438,659
Telecom Italia S.p.A. (Diversified Telecommunication Services) (c)	72,458	82,341

		6,047,959

Japan 32.5%
Aeon Co., Ltd. (Food & Staples Retailing) (e)	100	1,308
Alfresa Holdings Corp. (Health Care Providers & Services)	10,400	481,313
Alpen Co., Ltd. (Specialty Retail)	5,200	106,097
AOC Holdings, Inc. (Oil, Gas & Consumable Fuels)	49,100	274,281
AOKI Holdings, Inc. (Specialty Retail) (e)	4,000	78,657
AOYAMA TRADING Co., Ltd. (Specialty Retail) (e)	37,700	781,010
Central Japan Railway Co. (Road & Rail) (e)	126	1,047,896
Century Tokyo Leasing Corp. (Diversified Financial Services) (e)	9,300	186,955
Corona Corp. (Household Durables) (e)	2,700	37,876
Credit Saison Co., Ltd. (Consumer Finance) (e)	47,000	1,014,880
Dena Co., Ltd. (Internet Software & Services)	27,000	846,455
eAccess, Ltd. (Wireless Telecommunication Services)	1,388	279,373
East Japan Railway Co. (Road & Rail) (e)	16,100	1,004,233
EDION Corp. (Specialty Retail) (e)	115,300	724,957
Electric Power Development Co., Ltd. (Independent Power Producers & Energy Traders) (e)	100	2,776
Fields Corp. (Leisure Equipment & Products)	1	1,760

	Shares	Value

Japan (continued)
FUJIFILM Holdings Corp. (Electronic Equipment & Instruments) (e)	42,100	$900,109
FujiI Media Holdings, Inc. (Media) (e)	292	494,103
Furukawa-Sky Aluminum Corp. (Metals & Mining) (e)	105,000	314,316
Geo Corp. (Specialty Retail)	441	534,679
H.I.S Co., Ltd. (Hotels, Restaurants & Leisure)	4,200	136,247
Hankyu Hanshin Holdings, Inc. (Road & Rail)	71,000	331,701
Hitachi Capital Corp. (Consumer Finance) (e)	34,100	567,621
Hitachi Medical Corp. (Health Care Equipment & Supplies)	11,000	159,131
Hosiden Corp. (Electronic Equipment & Instruments)	16,300	109,021
Idemitsu Kosan Co., Ltd. (Oil, Gas & Consumable Fuels) (e)	6,800	628,557
INPEX Corp. (Oil, Gas & Consumable Fuels) (e)	104	690,381
IT Holdings Corp. (IT Services) (e)	64,300	827,911
ITOCHU Corp. (Trading Companies & Distributors) (e)	101,300	1,149,522
Jaccs Co., Ltd. (Consumer Finance)	154,000	557,440
Japan Petroleum Exploration Co., Ltd. (Oil, Gas & Consumable Fuels) (e)	18,400	844,639
JFE Shoji Trade Corp. (Trading Companies & Distributors) (c)	25,000	124,937
JX Holdings, Inc. (Oil, Gas & Consumable Fuels) (e)	26,100	148,087
Kamei Corp. (Trading Companies & Distributors)	18,000	256,112
Kawasaki Kisen Kaisha, Ltd. (Marine) (c)	275,000	585,546
KDDI Corp. (Wireless Telecommunication Services) (e)	201	1,321,706
Kohnan Shoji Co., Ltd. (Specialty Retail) (e)	47,200	685,772
Konami Corp. (Software)	10,900	318,099
Kyoei Steel, Ltd. (Metals & Mining)	6,900	130,585
Maeda Road Construction Co., Ltd. (Construction & Engineering)	8,000	96,994
Marubeni Corp. (Trading Companies & Distributors)	6,000	41,934
Medipal Holdings Corp. (Health Care Providers & Services)	7,200	91,443
Mitsubishi Steel Manufacturing Co., Ltd. (Metals & Mining) (e)	130,000	413,577
♦Mitsubishi UFJ Financial Group, Inc. (Commercial Banks) (e)	365,800	1,773,104
Mitsubishi UFJ Lease & Finance Co., Ltd. (Diversified Financial Services) (e)	23,900	996,831
MITSUI & Co., Ltd. (Trading Companies & Distributors) (e)	65,400	1,027,199
Mitsui OSK Lines, Ltd. (Marine)	30,000	117,234

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	39

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Japan (continued)
Mitsumi Electric Co., Ltd. (Electronic Equipment & Instruments) (c)	96,700	$811,485
Nexon Co., Ltd. (Software) (c)	17,000	324,499
Nichiha Corp. (Building Products) (e)	5,700	70,036
Nihon Unisys, Ltd. (IT Services) (e)	12,900	97,267
Nippo Corp. (Construction & Engineering) (e)	74,000	763,727
Nippon Densetsu Kogyo Co., Ltd. (Construction & Engineering) (e)	9,000	82,177
Nippon Electric Glass Co., Ltd. (Electronic Equipment & Instruments) (e)	114,000	930,962
Nippon Soda Co., Ltd. (Chemicals) (e)	116,000	505,611
Nippon Synthetic Chemical Industry Co., Ltd. (The) (Chemicals)	13,000	77,179
Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services) (e)	26,800	1,216,809
Nippon Thompson Co., Ltd. (Machinery)	14,000	77,856
Nippon Yusen KK (Marine) (e)	362,000	1,079,108
Nishi-Nippon City Bank, Ltd. (The) (Commercial Banks) (e)	180,000	475,701
Nishimatsu Construction Co., Ltd. (Construction & Engineering) (e)	312,000	672,144
Nissan Motor Co., Ltd. (Automobiles) (e)	112,100	1,173,793
Nissin Electric Co., Ltd. (Electrical Equipment)	75,000	431,175
Nomura Holdings, Inc. (Capital Markets)	100,200	414,153
NTT Data Corp. (IT Services)	117	407,829
NTT DoCoMo, Inc. (Wireless Telecommunication Services)	47	80,178
Nuflare Technology, Inc. (Semiconductors & Semiconductor Equipment)	11	68,750
PanaHome Corp. (Household Durables) (e)	10,000	65,882
Press Kogyo Co., Ltd. (Auto Components) (e)	51,000	304,697
Ricoh Leasing Co., Ltd. (Diversified Financial Services) (e)	8,400	190,957
Riso Kagaku Corp. (Office Electronics) (e)	3,700	54,267
Round One Corp. (Hotels, Restaurants & Leisure)	126,800	830,616
Ryobi, Ltd. (Machinery) (e)	47,000	169,539
Sakai Chemical Industry Co., Ltd. (Chemicals) (e)	35,000	121,869
Sanden Corp. (Auto Components)	5,000	16,596
Sapporo Hokuyo Holdings, Inc. (Commercial Banks) (e)	184,500	647,044
Seria Co., Ltd. (Multiline Retail)	1,200	18,111
Shinko Electric Industries Co., Ltd. (Semiconductors & Semiconductor Equipment)	82,200	775,258
Shinsei Bank, Ltd. (Commercial Banks)	29,000	37,776

	Shares	Value

Japan (continued)
Ship Healthcare Holdings, Inc. (Health Care Providers & Services) (e)	13,000	$306,764
Showa Corp. (Auto Components)	41,800	367,530
SKY Perfect JSAT Holdings, Inc. (Media) (e)	1,649	720,818
Sojitz Corp. (Trading Companies & Distributors)	401,800	679,396
Sony Corp. (Household Durables) (e)	63,900	1,053,262
Sumitomo Electric Industries, Ltd. (Electrical Equipment)	3,600	49,103
Sumitomo Forestry Co., Ltd. (Household Durables) (e)	51,300	447,847
Sumitomo Mitsui Financial Group, Inc. (Commercial Banks) (e)	47,476	1,536,548
Taihei Kogyo Co., Ltd. (Construction & Engineering) (e)	12,000	63,126
Taiheiyo Cement Corp. (Construction Materials)	139,000	332,528
Toho Holdings Co., Ltd. (Health Care Providers & Services)	6,900	134,820
Toho Zinc Co., Ltd. (Metals & Mining)	26,000	112,350
Toshiba Plant Systems & Services Corp. (Construction & Engineering)	3,000	31,939
Toyota Motor Corp. (Automobiles) (e)	17,200	711,999
TS Tech Co., Ltd. (Auto Components)	24,500	487,300
UNY Co., Ltd. (Food & Staples Retailing) (e)	64,600	754,098
Valor Co., Ltd. (Food & Staples Retailing) (e)	20,800	365,251
Yamada Denki Co., Ltd. (Specialty Retail) (e)	1,500	97,695
Yellow Hat, Ltd. (Specialty Retail)	9,800	169,880

		44,659,670

Malaysia 0.1%
Alliance Financial Group Bhd (Commercial Banks)	101,300	132,232

Mexico 0.1%
Fomento Economico Mexicano SAB de CV (Beverages)	19,300	156,745

Netherlands 3.3%
ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	4,678	238,031
European Aeronautic Defence and Space Co. N.V. (Aerospace & Defense)	28,635	1,130,492
Gemalto N.V. (Computers & Peripherals)	4,760	354,673
Koninklijke Ahold N.V. (Food & Staples Retailing) (e)	91,574	1,161,497
STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	51,864	294,175
Unilever N.V., CVA (Food Products) (e)	40,692	1,393,462

		4,572,330

40	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
New Zealand 0.6%
Telecom Corp. of New Zealand, Ltd. (Diversified Telecommunication Services)	385,611	$829,327

Norway 2.4%
Aker Solutions ASA (Energy Equipment & Services) (e)	63,953	1,086,752
Atea ASA (IT Services)	39,572	421,792
Austevoll Seafood ASA (Food Products)	5,139	18,857
Marine Harvest (Food Products)	1,107,038	567,935
Norwegian Air Shuttle ASA (Airlines) (c)	9,846	166,453
StatoilHydro ASA (Oil, Gas & Consumable Fuels) (e)	31,042	828,806
TGS Nopec Geophysical Co. ASA (Energy Equipment & Services)	4,442	128,379
Yara International ASA (Chemicals) (e)	1,075	52,727

		3,271,701

Poland 0.4%
Eurocash S.A. (Food & Staples Retailing)	26,064	318,226
KGHM Polska Miedz S.A. (Metals & Mining)	3,341	147,062
Synthos S.A. (Chemicals)	57,317	110,879

		576,167

Republic of Korea 1.6%
CJ Corp. (Industrial Conglomerates)	2,042	141,117
Daelim Industrial Co., Ltd. (Construction & Engineering)	1,360	126,358
Dongbu Insurance Co., Ltd. (Insurance)	3,520	140,784
Doosan Corp. (Industrial Conglomerates)	1,156	141,160
Hana Financial Group, Inc. (Commercial Banks)	3,950	135,788
Hanwha Corp. (Chemicals)	5,200	133,436
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	5,140	131,897
Industrial Bank of Korea (Commercial Banks)	12,560	138,923
Kia Motors Corp. (Automobiles)	1,766	130,326
Korea Exchange Bank (Commercial Banks)	19,930	151,486
Korea Investment Holdings Co., Ltd. (Capital Markets) (c)	3,890	134,242
LG Corp. (Industrial Conglomerates)	2,667	135,931
Orion Corp (Food Products)	34	27,016
Samsung Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	133	163,584
SK Holdings Co., Ltd. (Industrial Conglomerates)	1,144	122,992
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	1,028	122,801
Woori Finance Holdings Co., Ltd. (Commercial Banks)	13,130	138,837

		2,216,678

	Shares	Value

Russia 0.4%
Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels) (f)	11,559	$133,391
Lukoil OAO, Sponsored ADR (Oil, Gas & Consumable Fuels) (f)	2,392	146,749
Surgutneftegas OJSC, Sponsored ADR (Oil, Gas & Consumable Fuels) (f)	15,192	151,616
Tatneft, Sponsored ADR (Oil, Gas & Consumable Fuels) (f)	3,713	137,381

		569,137

Singapore 1.0%
Hi-P International, Ltd. (Electronic Equipment & Instruments)	34,000	24,590
Hong Leong Asia, Ltd. (Industrial Conglomerates)	5,000	7,414
STX OSV Holdings, Ltd. (Machinery)	587,000	758,949
Yangzijiang Shipbuilding Holdings, Ltd. (Machinery)	597,000	569,261

		1,360,214

South Africa 0.7%
African Bank Investments, Ltd. (Diversified Financial Services)	29,428	147,077
Barloworld, Ltd. (Trading Companies & Distributors)	12,059	152,030
Exxaro Resources, Ltd. (Metals & Mining)	5,848	155,729
Imperial Holdings, Ltd. (Distributors)	7,586	164,751
Kumba Iron Ore, Ltd. (Metals & Mining)	336	23,752
Mr Price Group, Ltd. (Specialty Retail)	25,597	346,415

		989,754

Spain 1.8%
Banco Santander S.A. (Commercial Banks)	226,596	1,415,741
Gas Natural SDG S.A. (Gas Utilities) (e)	48,270	672,175
Mapfre S.A. (Insurance)	138,085	399,016
Telefonica S.A. (Diversified Telecommunication Services)	1	15

		2,486,947

Sweden 1.4%
Betsson AB (Hotels, Restaurants & Leisure) (c)	8,133	266,812
Boliden AB (Metals & Mining) (e)	65,173	1,043,342
Getinge AB Class B (Health Care Equipment & Supplies)	1,884	50,567
Hexpol AB (Machinery)	6,212	231,057
SAAB AB (Aerospace & Defense)	1,205	20,079
Swedish Match AB (Tobacco) (e)	6,958	282,821

		1,894,678

Switzerland 6.7%
Credit Suisse Group A.G. (Capital Markets) (c)	7,656	183,123
♦Nestle S.A. Registered (Food Products) (e)	52,248	3,200,560
♦Novartis A.G. (Pharmaceuticals) (e)	43,145	2,379,119

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	41

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Switzerland (continued)
♦Roche Holding A.G., Genusscheine (Pharmaceuticals) (e)	14,471	$2,643,411
Swiss Re, Ltd. (Insurance) (c)(e)	11,577	725,755
Valora Holding A.G. (Specialty Retail) (e)	75	15,700

		9,147,668

Taiwan 0.9%
Acer, Inc. (Computers & Peripherals)	110,000	126,162
Asustek Computer, Inc. (Computers & Peripherals)	16,000	161,597
Compal Electronics, Inc. (Computers & Peripherals)	133,000	152,997
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	104,000	98,273
Inventec Corp. (Computers & Peripherals)	163,000	62,781
Lite-On Technology Corp. (Computers & Peripherals)	123,000	150,126
Pegatron Corp. (Computers & Peripherals)	97,000	140,476
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	34,000	143,177
Wistron Corp. (Computers & Peripherals)	99,000	148,626

		1,184,215

Thailand 0.6%
Advanced Info Service PCL (Wireless Telecommunication Services)	25,400	151,161
Charoen Pokphand Foods PCL (Food Products)	128,500	170,288
PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	26,200	151,236
PTT PCL (Oil, Gas & Consumable Fuels)	13,100	149,532
Thai Oil PCL (Oil, Gas & Consumable Fuels)	64,500	141,585

		763,802

Turkey 0.3%
Ford Otomotiv Sanayi AS (Automobiles)	10,392	95,562
KOC Holding AS (Industrial Conglomerates)	37,979	140,996
Turkiye Halk Bankasi AS (Commercial Banks)	21,964	153,826

		390,384

United Kingdom 25.0%
Anglo American PLC (Metals & Mining) (e)	26,209	1,007,219
Anite PLC (IT Services)	32,903	66,214
Ashtead Group PLC (Trading Companies & Distributors)	216,177	871,821
AstraZeneca PLC (Pharmaceuticals) (e)	38,005	1,665,006
Aviva PLC (Insurance)	157,598	788,014
Barclays PLC (Commercial Banks)	421,048	1,491,343
Barratt Developments PLC (Household Durables) (c)	182,170	395,275

	Shares	Value

United Kingdom (continued)
BG Group PLC (Oil, Gas & Consumable Fuels)	4,899	$115,323
BHP Billiton PLC (Metals & Mining)	25,628	821,228
Bodycote PLC (Machinery)	136,106	939,651
BP PLC (Oil, Gas & Consumable Fuels)	231,965	1,675,229
British American Tobacco PLC (Tobacco) (e)	23,323	1,195,710
BT Group PLC (Diversified Telecommunication Services)	360,147	1,232,089
Cable & Wireless Communications PLC (Diversified Telecommunication Services)	155,902	83,469
Cape PLC (Commercial Services & Supplies)	32,146	196,889
Croda International (Chemicals)	9,097	329,522
Dairy Crest Group PLC (Food Products)	25,783	125,948
Debenhams PLC (Multiline Retail)	78,882	105,742
Diageo PLC (Beverages) (e)	2,295	57,768
Diploma PLC (Electronic Equipment & Instruments)	3,055	22,737
Drax Group PLC (Independent Power Producers & Energy Traders)	93,750	826,157
Elementis PLC (Chemicals)	4,458	15,056
Fenner PLC (Machinery)	6,647	48,630
Ferrexpo PLC (Metals & Mining)	1,734	8,223
Filtrona PLC (Chemicals)	32,119	242,073
GlaxoSmithKline PLC (Pharmaceuticals) (e)	63,842	1,476,431
Home Retail Group PLC (Internet & Catalog Retail)	40,985	70,904
HSBC Holdings PLC (Commercial Banks) (e)	157,321	1,417,260
Intermediate Capital Group PLC (Capital Markets)	1	4
Interserve PLC (Construction & Engineering)	30,660	142,408
ITV PLC (Media)	344,766	468,319
Kesa Electricals PLC (Specialty Retail)	85,813	75,900
Lamprell PLC (Energy Equipment & Services)	31,526	178,049
Legal & General Group PLC (Insurance)	539,164	1,029,011
Logica PLC (IT Services)	83,660	105,766
London Stock Exchange Group PLC (Diversified Financial Services) (e)	47,532	839,280
Micro Focus International PLC (Software)	106,450	804,360
National Grid PLC (Multi-Utilities) (e)	88,400	954,755
Next PLC (Multiline Retail) (e)	21,830	1,037,683
Paragon Group of Cos. PLC (Thrifts & Mortgage Finance)	122,344	357,394
Rio Tinto PLC (Metals & Mining) (e)	20,884	1,163,365
♦Royal Dutch Shell PLC Class A (Oil, Gas & Consumable Fuels) (e)	57,650	2,051,774
♦Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels) (e)	49,873	1,818,292
RPC Group PLC (Containers & Packaging)	47,204	282,911
Senior PLC (Machinery)	142,396	492,231
Shire PLC (Pharmaceuticals)	3,388	110,517

42	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
Tate & Lyle PLC (Food Products)	25,420	$284,860
Tesco PLC (Food & Staples Retailing)	28,742	148,029
Tetragon Financial Group, Ltd. (Capital Markets)	22,328	175,498
TUI Travel PLC (Hotels, Restaurants & Leisure)	248,821	771,280
♦Vodafone Group PLC (Wireless Telecommunication Services) (e)	737,857	2,041,683
Weir Group PLC (The) (Machinery) (e)	28,923	800,312
WH Smith PLC (Specialty Retail)	58,040	496,398
William Hill PLC (Hotels, Restaurants & Leisure)	89,675	409,531

		34,330,541

Total Common Stocks (Cost $173,645,926)		182,172,009

Convertible Preferred Stocks 0.8%
Brazil 0.1%
Metalurgica Gerdau S.A. 2.56% (Metals & Mining)	11,700	142,709

Germany 0.6%
Draegerwerk A.G. & Co. KGaA 0.23% (Health Care Equipment & Supplies)	3,975	447,246
Hugo Boss A.G. 6.32% (Textiles, Apparel & Luxury Goods)	2,866	319,849
Porsche Automobil Holding SE 1.14% (Automobiles)	1	61

		767,156

Republic of Korea 0.1%
Hyundai Motor Co. 2.59% (Automobiles)	1,087	71,946
Samsung Electronics Co., Ltd. 0.73% (Semiconductors & Semiconductor Equipment)	77	55,120

		127,066

Total Convertible Preferred Stocks (Cost $1,029,090)		1,036,931

Exchange Traded Fund 1.8% (g)
United States 1.8%
♦iShares MSCI EAFE Index Fund (Capital Markets)	46,974	2,524,853

Total Exchange Traded Fund (Cost $2,509,987)		2,524,853

	Shares	Value

Preferred Stocks 1.1%
Brazil 0.1%
Banco do Estado do Rio Grande do Sul S.A. Class B 4.96% (Commercial Banks)	13,200	$114,400

Germany 1.0%
Jungheinrich A.G. 2.16% (Machinery)	12,295	423,147
ProSiebenSat.1 Media A.G. 6.07% (Media) (e)	41,268	1,047,736

		1,470,883

Total Preferred Stocks (Cost $1,516,523)		1,585,283

	Number of Warrants
Warrants 0.0%‡
Cayman Islands 0.0%‡
Kingboard Chemical Holdings, Ltd. Strike Price HK$40.00 Expires 10/31/12 (Electronic Equipment & Instruments) (c)	11,400	29

France 0.0%‡
UBISOFT Entertainment Strike Price €7.00 Expires 10/10/13 (Software) (c)	27,575	986

Spain 0.0%‡
Promotora de Informaciones S.A. Strike Price €2.00 Expires 6/5/14 (Media) (c)	85,100	3,379

Total Warrants (Cost $0)		4,394

	Principal Amount
Short-Term Investment 1.5%
Repurchase Agreement 1.5%
United States 1.5%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $1,998,525 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 8/15/13, with a Principal Amount of $2,025,000 and a Market Value of $2,041,656) (Capital Markets)	$1,998,524	1,998,524

Total Short-Term Investment (Cost $1,998,524)		1,998,524

Total Investments, Before Investments Sold Short (Cost $180,700,050) (h)	137.8%	189,321,994

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	43

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Investments Sold Short (37.6%) Common Stocks Sold Short (37.6%)
Australia (4.4%)
Alkane Resources, Ltd. (Metals & Mining) (c)	(63,065)	$(88,710)
Aquila Resources, Ltd. (Oil, Gas & Consumable Fuels) (c)	(23,066)	(116,563)
Aristocrat Leisure, Ltd. (Hotels, Restaurants & Leisure)	(10,448)	(33,748)
Aurora Oil and Gas, Ltd. (Oil, Gas & Consumable Fuels) (c)	(94,243)	(407,515)
Bandanna Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(325,537)	(232,347)
Bathurst Resources, Ltd. (Metals & Mining) (c)	(616,482)	(411,100)
Beadell Resources, Ltd. (Metals & Mining) (c)	(551,815)	(399,600)
Buru Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(68,507)	(202,008)
Coalspur Mines, Ltd. (Oil, Gas & Consumable Fuels) (c)	(265,059)	(461,218)
Cockatoo Coal, Ltd. (Oil, Gas & Consumable Fuels) (c)	(634,275)	(178,438)
Cudeco, Ltd. (Metals & Mining) (c)	(86,072)	(306,715)
Dart Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(39,292)	(11,668)
Discovery Metals, Ltd. (Metals & Mining) (c)	(79,231)	(143,645)
Energy World Corp, Ltd. (Independent Power Producers & Energy Traders) (c)	(392,946)	(237,469)
Gindalbie Metals, Ltd. (Metals & Mining) (c)	(139,672)	(85,863)
Gryphon Minerals, Ltd. (Metals & Mining) (c)	(5,450)	(5,395)
Independence Group NL (Metals & Mining)	(1)	(5)
Karoon Gas Australia, Ltd. (Oil, Gas & Consumable Fuels) (c)	(85,947)	(577,613)
Macquarie Atlas Roads Group (Transportation Infrastructure) (c)	(162,731)	(280,618)
Mirabela Nickel, Ltd. (Metals & Mining) (c)	(255,932)	(130,668)
Murchison Metals, Ltd. (Metals & Mining) (c)	(304,070)	(148,908)
Paladin Energy, Ltd. (Oil, Gas & Consumable Fuels) (c)	(27,108)	(45,051)
Pharmaxis, Ltd. (Pharmaceuticals) (c)	(6)	(8)
Sandfire Resources NL (Metals & Mining) (c)	(47,652)	(384,299)
Sundance Resources, Ltd. (Metals & Mining) (c)	(1,736,839)	(850,559)
Ten Network Holdings, Ltd. (Media)	(283,655)	(239,399)
Virgin Australia Holdings, Ltd. (Airlines) (c)	(182,812)	(76,192)
Virgin Australia International Holdings Pvt, Ltd. (Airlines) (a)(b)(c)	(444,108)	(4,627)

		(6,059,949)

Austria (0.4%)
Intercell A.G. (Biotechnology) (c)	(36,320)	(122,980)
RHI A.G. (Construction Materials)	(7,179)	(189,012)

	Shares	Value

Austria (continued)
Wienerberger A.G. (Building Products)	(24,171)	$(281,461)

		(593,453)

Belgium (0.3%)
Bekaert S.A. (Electrical Equipment)	(11,343)	(336,030)
KBC Ancora (Diversified Financial Services) (c)	(14,119)	(111,575)

		(447,605)

Bermuda (2.0%)
Aquarius Platinum, Ltd. (Metals & Mining)	(131,783)	(299,339)
Archer, Ltd. (Energy Equipment & Services) (c)	(165,735)	(346,069)
Beijing Enterprises Water Group, Ltd. (Water Utilities) (c)	(730,000)	(167,478)
Esprit Holdings, Ltd. (Specialty Retail)	(365,200)	(755,003)
Haier Electronics Group Co., Ltd. (Household Durables) (c)	(172,000)	(180,011)
Man Wah Holdings, Ltd. (Household Durables)	(336,400)	(174,733)
Ports Design, Ltd. (Textiles, Apparel & Luxury Goods) (a)(b)	(120,500)	(176,743)
Sinofert Holdings, Ltd. (Chemicals)	(1,820,000)	(396,435)
Skyworth Digital Holdings, Ltd. (Household Durables)	(732,000)	(300,021)

		(2,795,832)

Canada (0.6%)
InterOil Corp. (Oil, Gas & Consumable Fuels) (c)	(12,600)	(761,544)

Cayman Islands (2.5%)
Ajisen China Holdings, Ltd. (Hotels, Restaurants & Leisure)	(201,000)	(225,387)
BaWang International Group Holding, Ltd. (Personal Products) (c)	(8,000)	(763)
Boshiwa International Holding, Ltd. (Specialty Retail) (a)(b)	(86,000)	(18,622)
China Dongxiang Group Co. (Textiles, Apparel & Luxury Goods)	(3,124,000)	(422,780)
China Mengniu Dairy Co., Ltd. (Food Products)	(85,000)	(263,480)
China Rongsheng Heavy Industries Group Holdings, Ltd. (Machinery)	(1,000,000)	(250,044)
Golden Eagle Retail Group, Ltd. (Multiline Retail)	(87,000)	(229,872)
Goodbaby International Holdings, Ltd. (Leisure Equipment & Products)	(570,000)	(177,054)
Jinchuan Group International Resources Co., Ltd. (Personal Products) (c)	(89,000)	(17,436)
Kingdee International Software Group Co., Ltd. (Software) (c)	(1,078,000)	(240,369)

44	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Cayman Islands (continued)
Lijun International Pharmaceutical Holding, Ltd. (Pharmaceuticals)	(380,000)	$(82,772)
Maoye International Holdings, Ltd. (Multiline Retail)	(357,000)	(84,664)
NVC Lighting Holdings, Ltd. (Household Products)	(305,000)	(110,464)
PCD Stores Group, Ltd. (Multiline Retail)	(852,000)	(106,519)
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	(4,000)	(933)
Polarcus, Ltd. (Energy Equipment & Services) (c)	(367,300)	(378,663)
Renhe Commercial Holdings Co., Ltd. (Real Estate Management & Development)	(5,282,000)	(306,355)
Sany Heavy Equipment International Holdings Co., Ltd. (Machinery)	(309,000)	(236,968)
United Laboratories International Holdings, Ltd. (The) (Pharmaceuticals)	(338,000)	(136,356)
Wasion Group Holdings, Ltd. (Electronic Equipment & Instruments)	(18,000)	(7,610)
Xingda International Holdings, Ltd. (Metals & Mining)	(477,000)	(208,416)

		(3,505,527)

China (0.7%)
Byd Co., Ltd. (Automobiles) (c)	(87,000)	(229,312)
China Molybdenum Co., Ltd. (Metals & Mining) (c)	(432,000)	(168,153)
Guangzhou Pharmaceutical Co., Ltd. (Pharmaceuticals)	(210,000)	(205,706)
Hunan Nonferrous Metal Corp., Ltd. Class H (Metals & Mining) (c)	(150,000)	(43,886)
Wumart Stores, Inc. Class H (Food & Staples Retailing)	(42,000)	(96,790)
Zhuzhou CSR Times Electric Co., Ltd. Class H (Electrical Equipment)	(101,000)	(285,739)

		(1,029,586)

Denmark (0.4%)
Bang & Olufsen A/S (Household Durables) (c)	(2,444)	(29,788)
Genmab A/S (Biotechnology) (c)	(15,523)	(123,738)
NKT Holding A/S (Machinery)	(8,566)	(417,463)
Torm A/S (Oil, Gas & Consumable Fuels) (c)	(5,993)	(2,194)

		(573,183)

Finland (0.4%)
M-real Oyj Class B (Paper & Forest Products) (c)	(172,918)	(473,806)
Stockmann Oyj Abp (Multiline Retail)	(60)	(1,341)
Talvivaara Mining Co. PLC (Metals & Mining) (c)	(40,987)	(121,462)

		(596,609)

	Shares	Value

France (1.1%)
Artprice.com (Media) (c)	(11,013)	$(390,688)
Mersen (Electrical Equipment)	(1,651)	(54,680)
Neopost S.A. (Office Electronics)	(5,480)	(315,072)
SOITEC (Semiconductors & Semiconductor Equipment) (c)	(32,512)	(137,285)
Technicolor S.A. (Media) (c)	(296,245)	(627,031)

		(1,524,756)

Germany (1.7%)
Aixtron A.G. (Semiconductors & Semiconductor Equipment)	(46,923)	(859,320)
Heidelberger Druckmaschinen A.G. (Machinery) (c)	(338,024)	(590,624)
Kloeckner & Co. SE (Trading Companies & Distributors)	(1)	(14)
MLP A.G. (Capital Markets)	(982)	(8,306)
Morphosys A.G. (Life Sciences Tools & Services) (c)	(12,629)	(344,788)
SGL Carbon SE (Electrical Equipment) (c)	(10,292)	(470,284)

		(2,273,336)

Greece (0.1%)
Marfin Investment Group Holdings S.A. (Diversified Financial Services) (c)	(116,168)	(45,516)
Piraeus Bank S.A. (Commercial Banks) (c)	(280,173)	(96,425)

		(141,941)

Hong Kong (0.4%)
China Taiping Insurance Holdings Co., Ltd. (Insurance) (c)	(51,200)	(107,037)
Citic 1616 Holdings, Ltd. (Diversified Telecommunication Services)	(36,000)	(7,517)
Comba Telecom Systems Holdings, Ltd. (Communications Equipment)	(474,500)	(262,366)
Dah Sing Banking Group, Ltd. (Commercial Banks)	(49,600)	(51,462)
Emperor Watch & Jewellery, Ltd. (Specialty Retail)	(620,000)	(87,103)

		(515,485)

Israel (0.5%)
SodaStream International, Ltd. (Household Durables) (c)	(19,500)	(669,825)

Italy (2.9%)
Ansaldo STS S.p.A (Transportation Infrastructure)	(50,444)	(445,374)
Banca Carige S.p.A (Commercial Banks)	(298,865)	(312,530)
Banca Popolare di Milano Scarl (Commercial Banks)	(1,837,155)	(902,457)
DiaSorin S.p.A (Health Care Equipment & Supplies)	(17,815)	(469,512)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks Sold Short (continued)
Italy (continued)
Falck Renewables S.p.A. (Independent Power Producers & Energy Traders)	(3)	$(3)
Fondiaria-Sai S.p.A (Insurance) (c)	(124,393)	(152,804)
Milano Assicurazioni S.p.A. (Insurance) (c)	(1,192,473)	(396,987)
Safilo Group S.p.A. (Textiles, Apparel & Luxury Goods) (c)	(7,150)	(46,925)
Saras S.p.A. (Oil, Gas & Consumable Fuels) (c)	(303,686)	(383,900)
Telecom Italia Media S.p.A (Media) (c)	(365,022)	(72,815)
Trevi Finanziaria S.p.A. (Construction & Engineering)	(32,184)	(181,143)
Yoox S.p.A. (Internet & Catalog Retail) (c)	(43,536)	(622,389)

		(3,986,839)

Japan (12.2%)
Akebono Brake Industry Co., Ltd. (Auto Components)	(74,900)	(379,941)
Asahi Co., Ltd. (Specialty Retail)	(14,300)	(281,737)
Asahi Diamond Industrial Co., Ltd. (Machinery)	(36,300)	(404,647)
Cosel Co., Ltd. (Electrical Equipment)	(17,300)	(246,586)
CyberAgent, Inc. (Media)	(70)	(215,506)
Dai-ichi Seiko Co., Ltd. (Electronic Equipment & Instruments)	(13,400)	(329,797)
Daiichi Chuo KK (Marine) (c)	(42,000)	(57,866)
Disco Corp. (Semiconductors & Semiconductor Equipment)	(7,000)	(420,403)
Dr Ci:Labo Co., Ltd. (Personal Products)	(117)	(543,675)
Fudo Tetra Corp. (Construction & Engineering) (c)	(50,000)	(90,807)
Fujiya Co., Ltd. (Food Products) (c)	(80,000)	(205,411)
GCA Savvian Group Corp. (Capital Markets)	(68)	(71,117)
Harmonic Drive Systems, Inc. (Machinery)	(3,400)	(80,060)
J Trust Co., Ltd. (Consumer Finance)	(22,400)	(496,313)
Japan Drilling Co., Ltd. (Energy Equipment & Services)	(3,200)	(98,156)
Kakaku.com, Inc. (Internet Software & Services)	(26,900)	(834,897)
M3, Inc. (Health Care Technology)	(121)	(565,293)
Maruwa Co. Ltd/Aichi (Electronic Equipment & Instruments)	(6,300)	(256,056)
Misawa Homes Co., Ltd. (Household Durables) (c)	(13,000)	(170,153)
MISUMI Group, Inc. (Trading Companies & Distributors)	(21,900)	(515,133)
MonotaRO Co., Ltd. (Trading Companies & Distributors)	(10,700)	(191,646)
Nippon Chemi-Con Corp. (Electronic Equipment & Instruments) (c)	(134,000)	(510,220)
Nippon Sheet Glass Co., Ltd. (Building Products)	(242,000)	(315,230)
Oki Electric Industry Co., Ltd. (Electronic Equipment & Instruments) (c)	(505,000)	(866,546)

	Shares	Value

Japan (continued)
Orient Corp. (Consumer Finance) (c)	(622,500)	$(810,872)
Osaka Securities Exchange Co., Ltd. (Diversified Financial Services)	(140)	(801,353)
OSAKA Titanium Technologies Co. (Metals & Mining)	(13,700)	(434,302)
Penta-Ocean Construction Co., Ltd. (Construction & Engineering)	(149,000)	(438,565)
Pigeon Corp. (Household Products)	(3,900)	(155,824)
Sanken Electric Co., Ltd. (Semiconductors & Semiconductor Equipment)	(1,000)	(4,835)
Seiko Holdings Corp. (Textiles, Apparel & Luxury Goods)	(54,000)	(137,976)
Senshu Ikeda Holdings, Inc. (Commercial Banks)	(232,400)	(308,547)
SHO-BOND Holdings Co., Ltd. (Construction & Engineering)	(22,000)	(557,715)
Start Today Co., Ltd. (Internet & Catalog Retail)	(49,600)	(764,128)
Stella Chemifa Corp. (Chemicals)	(5,500)	(125,445)
SxL Corp. (Household Durables) (c)	(97,000)	(222,332)
Taiyo Holdings Co., Ltd. (Chemicals)	(2,600)	(69,071)
Takuma Co., Ltd. (Machinery)	(140,000)	(664,579)
Tamron Co., Ltd. (Leisure Equipment & Products)	(8,200)	(248,136)
Toda Kogyo Corp. (Chemicals)	(21,000)	(136,773)
Toho Titanium Co., Ltd. (Metals & Mining)	(44,700)	(633,773)
Toyo Construction Co., Ltd. (Construction & Engineering)	(342,000)	(334,118)
Toyo Tanso Co., Ltd. (Electrical Equipment)	(3,700)	(135,182)
Tsugami Corp. (Machinery)	(68,000)	(684,769)
Wacom Co., Ltd. (Computers & Peripherals)	(377)	(907,558)

		(16,723,049)

Luxembourg (0.1%)
L’Occitane International S.A. (Specialty Retail)	(79,250)	(211,438)

Norway (0.1%)
Norwegian Energy Co. ASA (Oil, Gas & Consumable Fuels) (c)	(71,573)	(89,670)

Portugal (0.0%)‡
Brisa Auto-Estradas de Portugal S.A. (Transportation Infrastructure)	(17,749)	(62,260)

Singapore (0.3%)
Hyflux, Ltd. (Water Utilities)	(109,000)	(126,396)
Midas Holdings, Ltd. (Metals & Mining)	(268,000)	(79,046)
Tiger Airways Holdings, Ltd. (Airlines) (c)	(281,000)	(158,950)

		(364,392)

46	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks Sold Short (continued)
Spain (1.6%)
Banco Espanol de Credito S.A. (Commercial Banks)	(11,885)	$(44,727)
EDP Renovaveis S.A. (Independent Power Producers & Energy Traders) (c)	(72,871)	(310,406)
Fomento de Construcciones y Contratas S.A. (Construction & Engineering)	(19,432)	(331,944)
Gamesa Corp. Tecnologica S.A. (Electrical Equipment)	(41,975)	(114,014)
Indra Sistemas S.A. (IT Services)	(30,437)	(315,789)
Melia Hotels International S.A. (Hotels, Restaurants & Leisure)	(25,699)	(153,761)
NH Hoteles S.A. (Hotels, Restaurants & Leisure) (c)	(134,409)	(442,124)
Promotora de Informaciones S.A. (Media) (c)	(289,214)	(139,734)
SOS Corp. Alimentaria S.A. (Food Products) (c)	(170,491)	(77,859)
Zeltia S.A. (Biotechnology) (c)	(109,274)	(214,076)

		(2,144,434)

Sweden (0.4%)
Active Biotech AB (Biotechnology) (c)	(21,161)	(141,361)
Nobia AB (Household Durables) (c)	(42,976)	(171,999)
Rezidor Hotel Group AB (Hotels, Restaurants & Leisure) (c)	(1)	(4)
Swedish Orphan Biovitrum AB (Biotechnology) (c)	(60,397)	(197,690)

		(511,054)

Switzerland (1.2%)
Bank Sarasin & Cie A.G. Class B (Capital Markets) (c)	(8,559)	(264,036)
Basilea Pharmaceutica Registered (Biotechnology) (c)	(2,001)	(102,183)
Kudelski S.A. (Electronic Equipment & Instruments) (c)	(6,403)	(47,477)
Logitech International S.A. (Computers & Peripherals) (c)	(8,457)	(86,373)
Panalpina Welttransport Holding A.G. (Air Freight & Logistics) (c)	(2,087)	(203,492)
Temenos Group A.G. (Software) (c)	(47,136)	(882,842)

		(1,586,403)

United Kingdom (3.3%)
APR Energy PLC (Independent Power Producers & Energy Traders) (c)	(6,804)	(109,649)
Bumi PLC (Oil, Gas & Consumable Fuels) (c)	(8,157)	(68,639)
Carpetright PLC (Specialty Retail) (c)	(8,332)	(81,132)
Carphone Warehouse Group PLC (Specialty Retail)	(30,112)	(64,018)
Centamin PLC (Metals & Mining) (c)	(177,971)	(198,137)

	Shares	Value

United Kingdom (continued)
Chemring Group PLC (Aerospace & Defense)	(2)	$(11)
Domino’s Pizza UK & IRL PLC (Hotels, Restaurants & Leisure)	(35,267)	(251,547)
DSG International PLC (Specialty Retail) (c)	(2,826,641)	(817,008)
Essar Energy PLC (Oil, Gas & Consumable Fuels) (c)	(149,852)	(356,280)
Heritage Oil PLC (Oil, Gas & Consumable Fuels) (c)	(189,902)	(458,589)
Imagination Technologies Group PLC (Semiconductors & Semiconductor Equipment) (c)	(10,207)	(113,884)
International Personal Finance PLC (Consumer Finance)	(2,933)	(12,742)
Jazztel PLC (Diversified Telecommunication Services) (c)	(87,426)	(585,688)
London Mining PLC (Metals & Mining) (c)	(64,665)	(313,523)
Ocado Group PLC (Internet & Catalog Retail) (c)	(262,128)	(552,179)
PZ Cussons PLC (Household Products)	(16,910)	(91,194)
Redrow PLC (Household Durables) (c)	(53,774)	(107,342)
SuperGroup PLC (Specialty Retail) (c)	(56,915)	(321,254)

		(4,502,816)

Total Common Stocks Sold Short (Proceeds $56,832,029)		(51,670,986)

Rights Sold Short (0.0%)‡
United Kingdom (0.0%)‡
Redrow PLC (Household Durables) (a)(b)(c)	(8,066)	(52)

Total Rights Sold Short (Proceeds $0)		(52)

Total Investments Sold Short (Proceeds $56,832,029)	(37.6)%	(51,671,038)

Total Investments, Net of Investments Sold Short (Cost $123,868,021)	100.2	137,650,956
Other Assets, Less Liabilities	(0.2)	(300,905)
Net Assets	100.0%	$137,350,051

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Illiquid security. The total market value of these securities as of April 30, 2012 is $(196,458), which represents (0.1)% of the Fund’s net assets.

(b)	Fair valued security. The total market value of these securities as of April 30, 2012 is $(196,458), which represents (0.1)% of the Fund’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

(c)	Non-income producing security.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(e)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(I)).

(f)	ADR—American Depositary Receipt.

(g)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(h)	As of April 30, 2012, cost is $183,137,088 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$17,360,682
Gross unrealized depreciation	(11,175,776)

Net unrealized appreciation	$6,184,906

The following abbreviation is used in the above portfolio:

€—Euro

HK$—Hong Kong Dollar

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$182,168,423	$—	$3,586	$182,172,009
Convertible Preferred Stocks	1,036,931	—	—	1,036,931
Exchange Traded Fund	2,524,853	—	—	2,524,853
Preferred Stocks	1,585,283	—	—	1,585,283
Warrants	4,394	—	—	4,394
Short-Term Investment
Repurchase Agreement	—	1,998,524	—	1,998,524

Total Investments in Securities	$187,319,884	$1,998,524	$3,586	$189,321,994

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short (c)	$(51,470,994)	$—	$(199,992)	$(51,670,986)
Rights Sold Short (d)	—	—	(52)	(52)

Total Investments in Securities Sold Short	(51,470,994)	—	(200,044)	(51,671,038)

Total Investments in Securities Sold Short and Other Financial Instruments	$(51,470,994)	$—	$(200,044)	$(51,671,038)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The level 3 securities valued at $11and $3,575 are held in Australia and Cayman Islands, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The level 3 securities valued at $(4,627), $(176,743) and $(18,622) are held in Australia, Bermuda and Cayman Islands, respectively, within the Common Stocks Sold Short section of the Portfolio of Investments.

(d)	The level 3 security valued at $(52) is held in United Kingdom, within the Rights Sold Short section of the Portfolio of Investments.

48	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2012, foreign securities with a total value of $108,380,609 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of April 30, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2012 (a)
Common Stocks
Australia	$43,935	$—	$—	$(12,382)	$—	$(31,542)	$—	$—	$11	$—
Cayman Islands	7,190	—	—	(3,615)	—	—	—	—	3,575	(3,615)
Common Stocks Sold Short
Australia	—	—	—	(4,627)	—	— (b)	—	—	(4,627)	(4,627)
Bermuda	—	—	(15,483)	34,716	72,806	(132,296)	(136,486)	—	(176,743)	34,716
Cayman	—	—	—	9,750	—	(28,372)	—	—	(18,622)	9,750
Rights Sold Short
United Kingdom	—	—	—	(52)	—	— (b)	—	—	(52)	(52)

Total	$51,125	$—	$(15,483)	$23,790	$72,806	$(192,210)	$(136,486)	$—	$(196,458)	$36,172

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(b)	Short sales received from a corporate action.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

The table below sets forth the diversification of MainStay 130/30 International Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$1,495,365	1.1%
Airlines	166,453	0.1
Auto Components	4,355,182	3.2
Automobiles	4,207,087	3.1
Beverages	1,859,564	1.4
Biotechnology	1,164,577	0.8
Building Products	70,036	0.1
Capital Markets	7,161,669	5.2
Chemicals	4,486,396	3.3
Commercial Banks	17,967,154	13.1
Commercial Services & Supplies	221,346	0.2
Communications Equipment	172,772	0.1
Computers & Peripherals	1,365,806	1.0
Construction & Engineering	5,097,196	3.7
Construction Materials	373,007	0.3
Consumer Finance	2,139,941	1.6
Containers & Packaging	325,522	0.2
Distributors	164,751	0.1
Diversified Financial Services	2,852,830	2.1
Diversified Telecommunication Services	5,153,502	3.7
Electric Utilities	1,272,550	0.9
Electrical Equipment	597,061	0.4
Electronic Equipment & Instruments	3,160,359	2.3
Energy Equipment & Services	1,993,904	1.4
Food & Staples Retailing	3,061,753	2.2
Food Products	8,423,841	6.1
Gas Utilities	672,175	0.5
Health Care Equipment & Supplies	1,733,916	1.3
Health Care Providers & Services	2,266,351	1.6
Hotels, Restaurants & Leisure	4,100,624	3.0
Household Durables	2,122,267	1.5
Independent Power Producers & Energy Traders	1,301,291	0.9
Industrial Conglomerates	1,050,023	0.8
Insurance	8,781,224	6.4
Internet & Catalog Retail	70,904	0.1
Internet Software & Services	1,330,178	1.0
IT Services	2,754,634	2.0
Leisure Equipment & Products	1,760	0.0	‡
Machinery	7,605,726	5.5
Marine	2,630,541	1.9
Media	2,734,355	2.0
Metals & Mining	13,051,674	9.5
Multi-Utilities	954,755	0.7
Multiline Retail	1,161,536	0.8
Office Electronics	54,267	0.0	‡
Oil, Gas & Consumable Fuels	16,886,897	12.3
Personal Products	70,035	0.1
Pharmaceuticals	10,609,392	7.7

	Value	Percent †
Real Estate Investment Trusts	$993,304	0.7%
Real Estate Management & Development	465,036	0.3
Road & Rail	2,441,365	1.8
Semiconductors & Semiconductor Equipment	2,115,823	1.5
Software	1,704,619	1.2
Specialty Retail	4,775,337	3.5
Textiles, Apparel & Luxury Goods	1,945,283	1.4
Thrifts & Mortgage Finance	357,394	0.3
Tobacco	1,478,531	1.1
Trading Companies & Distributors	5,185,645	3.8
Transportation Infrastructure	627,403	0.5
Water Utilities	273,774	0.2
Wireless Telecommunication Services	5,704,331	4.2

	189,321,994	137.8
Other Assets, Less Liabilities	(51,971,943)	(37.8)

Net Assets	$137,350,051	100.0%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

50	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay 130/30 International Fund investments sold short by industry.

	Value	Percent †
Aerospace & Defense	$(11)	(0.0)%‡
Air Freight & Logistics	(203,492)	(0.1)
Airlines	(239,769)	(0.2)
Auto Components	(379,941)	(0.3)
Automobiles	(229,312)	(0.2)
Biotechnology	(902,028)	(0.7)
Building Products	(596,691)	(0.4)
Capital Markets	(343,459)	(0.3)
Chemicals	(727,724)	(0.5)
Commercial Banks	(1,716,148)	(1.3)
Communications Equipment	(262,366)	(0.2)
Computers & Peripherals	(993,931)	(0.7)
Construction & Engineering	(1,934,292)	(1.4)
Construction Materials	(189,012)	(0.1)
Consumer Finance	(1,319,927)	(1.0)
Diversified Financial Services	(958,444)	(0.7)
Diversified Telecommunication Services	(593,205)	(0.4)
Electrical Equipment	(1,642,515)	(1.2)
Electronic Equipment & Instruments	(2,017,706)	(1.5)
Energy Equipment & Services	(822,888)	(0.6)
Food & Staples Retailing	(96,790)	(0.1)
Food Products	(546,750)	(0.4)
Health Care Equipment & Supplies	(469,512)	(0.3)
Health Care Technology	(565,293)	(0.4)
Hotels, Restaurants & Leisure	(1,106,571)	(0.8)
Household Durables	(2,026,256)	(1.5)
Household Products	(357,482)	(0.3)
Independent Power Producers & Energy Traders	(657,527)	(0.5)
Insurance	(656,828)	(0.5)
Internet & Catalog Retail	(1,938,696)	(1.4)
Internet Software & Services	(834,897)	(0.6)
IT Services	(315,789)	(0.2)
Leisure Equipment & Products	(425,190)	(0.3)
Life Sciences Tools & Services	(344,788)	(0.3)
Machinery	(3,329,154)	(2.4)
Marine	(57,866)	(0.0)‡
Media	(1,685,173)	(1.2)
Metals & Mining	(5,455,504)	(4.0)
Multiline Retail	(422,396)	(0.3)
Office Electronics	(315,072)	(0.2)
Oil, Gas & Consumable Fuels	(4,353,237)	(3.2)
Paper & Forest Products	(473,806)	(0.3)
Personal Products	(561,874)	(0.4)
Pharmaceuticals	(424,842)	(0.3)
Real Estate Management & Development	(306,355)	(0.2)
Semiconductors & Semiconductor Equipment	(1,535,727)	(1.1)
Software	(1,123,211)	(0.8)
Specialty Retail	(2,637,315)	(1.9)

	Value	Percent †
Textiles, Apparel & Luxury Goods	$(785,357)	(0.6)%
Trading Companies & Distributors	(706,793)	(0.5)
Transportation Infrastructure	(788,252)	(0.6)
Water Utilities	(293,874)	(0.2)

	$(51,671,038)	(37.6)%

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities before investments sold short, at value (identified cost $180,700,050)	$189,321,994
Cash denominated in foreign currencies (identified cost $462,839)	464,344
Receivables:
Dividends and interest	1,104,672
Fund shares sold	58,801
Other assets	28,228

Total assets	190,978,039

Liabilities
Investments sold short (proceeds $56,832,029)	51,671,038
Payables:
Investment securities purchased	1,615,039
Manager (See Note 3)	121,038
Dividends on investments sold short	118,735
Professional fees	36,985
Custodian	31,673
Shareholder communication	14,322
Foreign capital gains tax (See Note 2(B))	8,604
Broker fees and charges on short sales	6,155
Transfer agent (See Note 3)	1,918
Fund shares redeemed	1,912
Trustees	378
NYLIFE Distributors (See Note 3)	191

Total liabilities	53,627,988

Net assets	$137,350,051

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$21,069
Additional paid-in capital	157,074,400

157,095,469
Undistributed net investment income	761,801
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(34,302,740)
Net unrealized appreciation (depreciation) on investments (a)	8,613,340
Net unrealized appreciation (depreciation) on investments sold short	5,160,991
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	21,190

Net assets	$137,350,051

Investor Class
Net assets applicable to outstanding shares	$209,329

Shares of beneficial interest outstanding	32,226

Net asset value per share outstanding	$6.50
Maximum sales charge (5.50% of offering price)	0.38

Maximum offering price per share outstanding	$6.88

Class A
Net assets applicable to outstanding shares	$159,074

Shares of beneficial interest outstanding	24,461

Net asset value per share outstanding	$6.50
Maximum sales charge (5.50% of offering price)	0.38

Maximum offering price per share outstanding	$6.88

Class C
Net assets applicable to outstanding shares	$143,344

Shares of beneficial interest outstanding	22,446

Net asset value and offering price per share outstanding	$6.39

Class I
Net assets applicable to outstanding shares	$136,838,304

Shares of beneficial interest outstanding	20,989,464

Net asset value and offering price per share outstanding	$6.52

(a)	Net of foreign capital gains tax of $8,604.

52	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$3,102,629
Interest	62

Total income	3,102,691

Expenses
Manager (See Note 3)	764,322
Broker fees and charges on short sales	600,851
Dividends on investments sold short	304,515
Custodian	78,053
Professional fees	30,958
Registration	27,735
Shareholder communication	7,025
Transfer agent (See Note 3)	5,785
Trustees	1,981
Distribution/Service—Investor Class (See Note 3)	262
Distribution/Service—Class A (See Note 3)	153
Distribution/Service—Class C (See Note 3)	629
Miscellaneous	10,128

Total expenses before waiver/reimbursement	1,832,397
Expense waiver/reimbursement from Manager (See Note 3)	(98)

Net expenses	1,832,299

Net investment income (loss)	1,270,392

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (b)	(1,144,799)
Investments sold short	420,136
Futures transactions	(152,720)
Foreign currency transactions	(44,148)

Net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	(921,531)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	7,538,076
Investments sold short	(820,958)
Translation of other assets and liabilities in foreign currencies	24,814

Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	6,741,932

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	5,820,401

Net increase (decrease) in net assets resulting from operations	$7,090,793

(a)	Dividends recorded net of foreign withholding taxes in the amount of $249,123.

(b)	Net of foreign capital gains tax of $1,748.

(c)	Net of foreign capital gains tax of $8,604.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	53

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,270,392	$2,556,825
Net realized gain (loss) on investments, futures transactions, investments sold short and foreign currency transactions	(921,531)	4,317,343
Net change in unrealized appreciation (depreciation) on investments, investments sold short and foreign currency transactions	6,741,932	(8,824,499)

Net increase (decrease) in net assets resulting from operations	7,090,793	(1,950,331)

Dividends to shareholders:
From net investment income:
Investor Class	(4,622)	(3,935)
Class A	(2,480)	(1,691)
Class C	(1,815)	(1,378)
Class I	(3,876,098)	(2,890,412)

Total dividends to shareholders	(3,885,015)	(2,897,416)

Capital share transactions:
Net proceeds from sale of shares	21,932,303	69,900,339
Net asset value of shares issued to shareholders in reinvestment of dividends	3,884,172	2,896,719
Cost of shares redeemed	(34,846,251)	(51,537,934)

Increase (decrease) in net assets derived from capital share transactions	(9,029,776)	21,259,124

Net increase (decrease) in net assets	(5,823,998)	16,411,377

Net Assets
Beginning of period	143,174,049	126,762,672

End of period	$137,350,051	$143,174,049

Undistributed net investment income at end of period	$761,801	$3,376,424

54	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the six months ended April 30, 2012 (Unaudited)

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$7,090,793
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Investments purchased	(134,873,667)
Investments sold	142,675,000
Purchases to cover securities sold short	(51,939,388)
Securities sold short	56,936,229
Purchase of short term investments, net	(1,852,849)
Decrease in investment securities sold receivable	8,992
Increase in dividends and interest receivable	(476,837)
Decrease in other assets	107,636
Increase in investment securities purchased payable	1,583,497
Decrease in broker fees and charges payable on short sales	(98,315)
Increase in dividends payable for securities sold short	52,019
Increase in professional fees payable	16,768
Increase in custodian payable	15,943
Increase in shareholder communication payable	2,486
Decrease in due to Trustees	(130)
Increase in due to manager	32,203
Decrease in due to transfer agent	(62)
Increase in due to NYLIFE Distributors	21
Increase in foreign capital gains tax payable	8,604
Decrease in accrued expenses	(1,105)
Net change in unrealized (appreciation) depreciation on investments	(7,546,680)
Net realized (gain) loss from investments	1,143,051
Net change in unrealized (appreciation) depreciation on securities sold short	820,958
Net realized (gain) loss from securities sold short	(420,136)

Net cash provided by operating activities	13,285,031

Cash flows used in financing activities:
Proceeds from shares sold	21,879,828
Payment on shares redeemed	(34,844,339)
Cash distributions paid	(843)

Net cash used in financing activities	(12,965,354)

Net increase in cash:	319,677
Cash at beginning of period	144,667

Cash at end of period	$464,344

Non cash financing activities not included herein consist of all reinvestment of dividends and distributions of $3,884,172.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	55

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$6.35		$6.77	$6.31	$5.20	$8.74

Net investment income (loss) (a)	0.05		0.10	0.07	0.07	0.04
Net realized and unrealized gain (loss) on investments	0.24		(0.37)	0.52	1.04	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	—	—	—

Total from investment operations	0.29		(0.28)	0.59	1.11	(3.54)

Less dividends:
From net investment income	(0.14)		(0.14)	(0.13)	—	—

Net asset value at end of period	$6.50		$6.35	$6.77	$6.31	$5.20

Total investment return (b)	4.75	%(c)	(4.32%)	9.57%	21.35%	(40.50	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57	%††	1.52%	1.06%	1.37%	0.82	% ††
Net expenses (excluding short sale expenses)	1.70	%††	1.70%	1.70%	1.70%	1.70	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	3.06	%††	3.09%	3.06%	3.28%	3.40	% ††
Short sale expenses	1.30	%††	1.27%	1.18%	1.37%	1.19	% ††
Portfolio turnover rate	71%		157%	160%	143%	204%
Net assets at end of period (in 000’s)	$209		$226	$186	$111	$90

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

56	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000		0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,					September 28, 2007** through October 31,
	2012*		2011	2010	2009		2008	2007
Net asset value at beginning of period	$6.36		$6.77	$6.31	$5.19		$10.32	$10.00

Net investment income (loss) (a)	0.06		0.12	0.05	0.07		0.08	0.05
Net realized and unrealized gain (loss) on investments	0.23		(0.38)	0.55	1.05		(5.17)	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	—	—		—	—

Total from investment operations	0.29		(0.27)	0.60	1.12		(5.09)	0.32

Less dividends and distributions:
From net investment income	(0.15)		(0.14)	(0.14)	—		(0.02)	—
From net realized gain on investments	—		—	—	—		(0.02)	—

Total dividends and distributions	(0.15)		(0.14)	(0.14)	—		(0.04)	—

Net asset value at end of period	$6.50		$6.36	$6.77	$6.31		$5.19	$10.32

Total investment return (b)	4.70	%(c)	(4.08%)	9.49%	21.58	%(d)	(49.50%)	3.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05	%††	1.77%	0.88%	1.27%		0.96%	6.17	%††
Net expenses (excluding short sales expenses)	1.58	%††	1.60%	1.60%	1.60%		1.60%	1.60	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.91	%††	2.91%	2.87%	3.13%		3.11%	7.37	%††
Short sale expenses	1.33	%††	1.28%	1.15%	1.32%		1.05%	0.98	%††
Portfolio turnover rate	71%		157%	160%	143%		204%	26%
Net assets at end of period (in 000’s)	$159		$110	$75	$97		$61	$32

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	57

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,				September 28, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$6.22		$6.64	$6.20	$5.15	$10.32	$10.00

Net investment income (loss) (a)	0.03		0.06	0.02	0.02	(0.01)	0.05
Net realized and unrealized gain (loss) on investments	0.23		(0.38)	0.52	1.03	(5.13)	0.27
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	—	—	—	—

Total from investment operations	0.26		(0.33)	0.54	1.05	(5.14)	0.32

Less dividends and distributions:
From net investment income	(0.09)		(0.09)	(0.10)	—	(0.01)	—
From net realized gain on investments	—		—	—	—	(0.02)	—

Total dividends and distributions	(0.09)		(0.09)	(0.10)	—	(0.03)	—

Net asset value at end of period	$6.39		$6.22	$6.64	$6.20	$5.15	$10.32

Total investment return (b)	4.32	%(c)	(5.06%)	8.84%	20.39%	(49.90%)	3.10	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94	%††	0.88%	0.33%	0.36%	(0.08%)	5.75	%††
Net expenses (excluding short sale expenses)	2.45	%††	2.45%	2.45%	2.45%	2.41%	2.35	%††
Expenses (including short sales expenses, before waiver/reimbursement)	3.82	%††	3.85%	3.81%	3.98%	3.94%	8.12	%††
Short sale expenses	1.31	%††	1.28%	1.19%	1.32%	1.01%	0.98	%††
Portfolio turnover rate	71%		157%	160%	143%	204%	26%
Net assets at end of period (in 000’s)	$143		$121	$100	$69	$44	$27

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

58	MainStay 130/30 International Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,				September 28, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$6.38		$6.80	$6.34	$5.21	$10.32	$10.00

Net investment income (loss) (a)	0.06		0.13	0.09	0.09	0.22	0.06
Net realized and unrealized gain (loss) on investments	0.25		(0.38)	0.52	1.04	(5.29)	0.26
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.01)	—	—	—	—

Total from investment operations	0.31		(0.26)	0.61	1.13	(5.07)	0.32

Less dividends and distributions:
From net investment income	(0.17)		(0.16)	(0.15)	—	(0.02)	—
From net realized gain on investments	—		—	—	—	(0.02)	—

Total dividends and distributions	(0.17)		(0.16)	(0.15)	—	(0.04)	—

Net asset value at end of period	$6.52		$6.38	$6.80	$6.34	$5.21	$10.32

Total investment return (b)	4.80	%(c)	(3.87%)	9.83%	21.69%	(49.29%)	3.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83	%††	1.92%	1.37%	1.74%	2.80%	6.78	%††
Net expenses (excluding short sale expenses)	1.33	%††	1.35%	1.35%	1.35%	1.35%	1.35	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.64	%††	2.65%	2.65%	2.92%	2.73%	7.12	%††
Short sale expenses	1.30	%††	1.27%	1.18%	1.36%	0.98%	0.98	%††
Portfolio turnover rate	71%		157%	160%	143%	204%	26%
Net assets at end of period (in 000’s)	$136,838		$142,717	$126,402	$111,823	$75,912	$11,905

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	59

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay 130/30 Core Fund and MainStay 130/30 International Fund (collectively, referred to as the “130/30 Funds” and each individually referred to as a “130/30 Fund”). Each is a diversified fund. Each 130/30 Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective 130/30 Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

A 130/30 fund generally is a fund that invests up to approximately 130 percent of its assets in long positions (either directly or indirectly through derivatives), while up to approximately 30 percent of its assets are sold short (either directly or indirectly through derivatives). The proceeds from the short strategies may be used to purchase all or a portion of the additional 30% of the long positions.

Class A, Class C and Class I shares of the 130/30 Funds commenced operations on the dates indicated below:

Commencement of Operations	Funds
June 29, 2007	MainStay 130/30 Core Fund
September 28, 2007	MainStay 130/30 International Fund

Investor Class shares for the 130/30 Funds commenced operations on February 28, 2008.

The 130/30 Funds each currently offer four classes of shares. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase. Class I shares are offered at NAV without imposition of a front-end sales charge or a CDSC. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the 130/30 Funds is as follows:

The MainStay 130/30 Core Fund seeks long-term growth of capital.

The MainStay 130/30 International Fund seeks long-term growth of capital.

Prior to February 28, 2012, the investment objective for each of the 130/30 Funds was as follows:

The MainStay 130/30 Core Fund seeks long-term growth of capital with income as a secondary consideration.

The MainStay 130/30 International Fund seeks to provide long-term growth of capital with income as a secondary consideration.

Note 2–Significant Accounting Policies

The 130/30 Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the 130/30 Funds are open for business (“valuation date”).

“Fair value” is defined as the price that a 130/30 Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the 130/30 Funds. Unobservable inputs reflect each 130/30 Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the 130/30 Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the 130/30 Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The 130/30 Funds may utilize some of the following fair value techniques: multi-dimensional relational pricing

60	MainStay 130/30 Funds

models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The 130/30 Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the 130/30 Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The 130/30 Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for each 130/30 Fund’s investments is included at the end of each 130/30 Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the 130/30 Funds’ Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the 130/30 Funds’ Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the MainStay 130/30 International Fund held securities with a value of $(196,458) that were fair valued in such a manner. Additionally as of April 30, 2012, the MainStay 130/30 Core Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the 130/30 Funds principally trade, and the time at which the 130/30 Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the 130/30 Funds’ Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy.

As of April 30, 2012, foreign equity securities held by the 130/30 Funds were not fair valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a 130/30 Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the 130/30 Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a 130/30 Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the 130/30 Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such

mainstayinvestments.com	61

Notes to Financial Statements (Unaudited) (continued)

manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  Each 130/30 Fund is treated as a separate entity for federal income tax purposes. The 130/30 Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each 130/30 Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the 130/30 Funds from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the 130/30 Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the 130/30 Funds’ financial statements. The 130/30 Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

The 130/30 International Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the period ended April 30, 2012, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The 130/30 Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective 130/30 Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The 130/30 Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the 130/30 Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each 130/30 Fund, including those of related parties to the 130/30 Funds, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The 130/30 Funds may enter into repurchase agreements to earn income. The 130/30 Funds may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the 130/30 Funds’ Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the 130/30 Funds invest in repurchase agreements, the 130/30 Funds’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the 130/30 Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective 130/30 Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The MainStay 130/30 International Fund is subject to equity price risk in the normal course of investment in these transactions. The MainStay 130/30 International Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The MainStay 130/30 International Fund agrees to receive from or pay to the broker

62	MainStay 130/30 Funds

an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the MainStay 130/30 International Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the MainStay 130/30 International Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the MainStay 130/30 International Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the MainStay 130/30 International Fund, the MainStay 130/30 International Fund may not be entitled to the return of all of the margin owed to the MainStay 130/30 International Fund, potentially resulting in a loss. The MainStay 130/30 International Fund’s investment in futures contracts and other derivatives may increase the volatility of the MainStay 130/30 International Fund’s NAV and may result in a loss to the MainStay 130/30 International Fund. The MainStay 130/30 International Fund had no open futures contracts as of April 30, 2012.

(I)  Securities Sold Short.  The 130/30 Funds typically engage in short sales as part of their investment strategies. When a 130/30 Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities, as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the 130/30 Funds sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense on the Statement of Operations.

(J)  Statement of Cash Flows.  The cash amount shown in the Statement of Cash Flows of each 130/30 Fund is the amount included in the 130/30 Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(K)  Foreign Currency Forward Contracts.  The 130/30 Funds may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The 130/30 Funds are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the 130/30 Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the 130/30 Funds’ basis in the contract. The 130/30 Funds may enter into foreign currency forward contracts primarily to hedge their foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the 130/30 Funds’ returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of a 130/30 Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the 130/30 Funds may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the 130/30 Funds than if they had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the 130/30 Funds’ assets. Moreover, there may be an imperfect correlation between the 130/30 Funds’ holdings of securities denominated in a particular currency and the forward contracts entered into by the 130/30 Funds. Such imperfect correlation may prevent the 130/30 Funds from achieving the intended hedge or expose the 130/30 Funds to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects a 130/30 Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2012, the 130/30 Funds did not hold any foreign currency forward contracts.

(L)  Foreign Currency Transactions.  The books and records of the 130/30 Funds are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the 130/30 Funds’ books, and the

mainstayinvestments.com	63

Notes to Financial Statements (Unaudited) (continued)

U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The 130/30 Funds may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The 130/30 Funds could also lose the entire value of their investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The 130/30 Funds are exposed to risk until each sale is completed.

(N)  Concentration of Risk.  The MainStay 130/30 International Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the MainStay 130/30 International Fund to meet its obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Securities Lending.  In order to realize additional income, the 130/30 Funds may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the 130/30 Funds do engage in securities lending, the 130/30 Funds will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the 130/30 Funds’ cash collateral in accordance with the Lending Agreement between the 130/30 Funds and State Street, and indemnify the 130/30 Funds’ portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The 130/30 Funds may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The 130/30 Funds may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The 130/30 Funds will receive compensation for lending their securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The 130/30 Funds also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the 130/30 Funds.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the 130/30 Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The 130/30 Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the 130/30 Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the 130/30 Funds.

(Q) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the 130/30 Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the 130/30 Funds’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

MainStay 130/30 Core Fund

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Rights Sold Short (2)	(5,278)	(5,278)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

MainStay 130/30 International Fund

Fair value of derivatives instruments as of April 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$4,394	$4,394

Total Fair Value		$4,394	$4,394

64	MainStay 130/30 Funds

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Rights Sold Short	Investments in securities, at value	$(52)	$(52)

Total Fair Value		$(52)	$(52)

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$57,551	$57,551
Futures Contracts	Net realized gain (loss) on futures transactions	(152,720)	(152,720)

Total Realized Gain (Loss)		$(95,169)	$(95,169)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$(6,545)	$(6,545)
Rights Sold Short	Net change in unrealized appreciation (depreciation) on investments	(52)	(52)

Total Change in Unrealized Appreciation (Depreciation)		$(6,597)	$(6,597)

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Rights (1)(3)	63,267	63,267
Warrants (1)(3)	101,096	101,096
Rights Sold Short (1)(3)	(8,066)	(8,066)
Futures Contracts Long (2)(3)	0-38	0-38

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount disclosed represents the minimum and maximum held during the six-month period ended April 30, 2012.

(3)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the 130/30 Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the 130/30 Funds. Except for the portion of salaries and expenses that are the responsibility of the 130/30 Funds, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the 130/30 Funds which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the 130/30 Funds and certain operational expenses of the 130/30 Funds. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to and is responsible for the day-to-day portfolio management of the 130/30 Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the Subadvisor’s services.

Each 130/30 Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of average daily net assets of each 130/30 Fund as follows:

MainStay 130/30 Core Fund	1.00%
MainStay 130/30 International Fund	1.10

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the percentages of average daily net assets for Class A shares as shown in the table below. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Class A
MainStay 130/30 Core Fund	1.50%
MainStay 130/30 International Fund	1.60

New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of each 130/30 Fund. These agreements will remain in effect until February 28, 2013 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, the Manager has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of each 130/30 Fund so that Total Annual Fund Operating Expenses do not exceed the following percentages:

	Investor Class	Class C
MainStay 130/30 Core Fund	1.60%	2.35%
MainStay 130/30 International Fund	1.70	2.45

These voluntary waivers or reimbursements may be discontinued at any time without notice.

mainstayinvestments.com	65

Notes to Financial Statements (Unaudited) (continued)

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the 130/30 Funds and waived its fees and/or reimbursed expenses as follows:

	Fees	Waived Fees
MainStay 130/30 Core Fund	$2,136,903	$—
MainStay 130/30 International Fund	764,322	98

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the 130/30 Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the 130/30 Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the 130/30 Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the 130/30 Funds’ administrative operations. For providing these services to the 130/30 Funds, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the 130/30 Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The 130/30 Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the 130/30 Funds’ shares and service activities.

(C)  Sales Charges.  The 130/30 Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2012 were as follows:

MainStay 130/30 Core Fund
Investor Class	$139
Class A	482

MainStay 130/30 International Fund
Investor Class	$86
Class A	166

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the 130/30 Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the 130/30 Funds for the six-month period ended April 30, 2012, were as follows:

MainStay 130/30 Core Fund	Total
Investor Class	$143
Class A	7
Class C	430
Class I	5,469

MainStay 130/30 International Fund	Total
Investor Class	$193
Class A	5
Class C	115
Class I	5,472

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the 130/30 Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the 130/30 Funds with the following values and percentages of net assets as follows:

MainStay 130/30 Core Fund
Investor Class	$25,191	15.8%
Class A	21,963	2.3
Class C	21,094	4.9
Class I	22,070,818	4.7

MainStay 130/30 International Fund
Investor Class	$19,822	9.5%
Class A	17,443	11.0
Class C	16,760	11.7
Class I	23,986	0.0 ‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the 130/30 Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an

66	MainStay 130/30 Funds

unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay 130/30 Core Fund

The MainStay 130/30 Core Fund utilized $14,137,906 of capital loss carryforwards during the year ended October 31, 2011.

MainStay 130/30 International Fund

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $31,362,820 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay 130/30 International Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2016	$2,491
2017	28,872
Total	$31,363

The MainStay 130/30 International Fund utilized $3,387,507 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

	2011
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay 130/30 Core Fund	$1,166,723	$—	$1,166,723
MainStay 130/30 International Fund	2,897,416	—	2,897,416

Note 5–Foreign Currency Transactions

MainStay 130/30 International Fund

As of April 30, 2012, the Fund held the following foreign currencies:

		Currency		Cost		Value
Australian Dollar	AUD	107,723	USD	111,494	USD	112,242
Colombian Peso	COP	7,380		4		4
Euro	EUR	107,292		142,027		142,023
Hong Kong Dollar	HKD	33,175		4,275		4,276
Israeli Shekel	ILS	6,431		1,708		1,708
Japanese Yen	JPY	160,067		1,990		2,005
New Taiwan Dollar	TWD	2,257,831		76,550		77,301
Norwegian Krone	NOK	186,642		32,559		32,613
Polish Zloty	PLN	24,360		7,734		7,725
Pound Sterling	GBP	48,261		78,402		78,322
Singapore Dollar	SGD	10		8		8
South Korean Won	KRW	2,557,469		2,253		2,263
Swedish Krona	SEK	4,609		687		686
Swiss Franc	CHF	1		1		1
Thailand Baht	THB	97,384		3,147		3,167
Total			USD	462,839	USD	464,344

Note 6–Custodian

State Street is the custodian of the cash and the securities of the 130/30 Funds. Custodial fees are charged to the 130/30 Funds based on the market value of securities in the 130/30 Funds and the number of certain cash transactions incurred by the 130/30 Funds.

Note 7–Line of Credit

The 130/30 Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

mainstayinvestments.com	67

Notes to Financial Statements (Unaudited) (continued)

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the 130/30 Funds on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

For the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
MainStay 130/30 Core Fund	$—	$—	$437,366	$385,193
MainStay 130/30 International Fund	—	—	134,702	142,448

Note 9–Capital Share Transactions

MainStay 130/30 Core Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	4,160	$32,691
Shares issued to shareholders in reinvestment of dividends and distributions	1,367	9,929
Shares redeemed	(1,119)	(8,688)

Net increase (decrease)	4,408	$33,932

Year ended October 31, 2011:
Shares sold	10,887	$84,990
Shares issued to shareholders in reinvestment of dividends	3	24
Shares redeemed	(5,910)	(44,645)

Net increase (decrease) in shares outstanding before conversion	4,980	40,369
Shares converted from Investor Class (See Note 1)	(679)	(4,916)

Net increase (decrease)	4,301	$35,453

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	65,864	$523,292
Shares issued to shareholders in reinvestment of dividends and distributions	3,986	29,018
Shares redeemed	(3,639)	(28,725)

Net increase (decrease)	66,211	$523,585

Year ended October 31, 2011:
Shares sold	31,040	$248,859
Shares issued to shareholders in reinvestment of dividends	21	162
Shares redeemed	(10,231)	(80,184)

Net increase (decrease) in shares outstanding before conversion	20,830	168,837
Shares converted into Class A (See Note 1)	676	4,916

Net increase (decrease)	21,506	$173,753

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	6,509	$46,855
Shares issued to shareholders in reinvestment of distributions	1,330	9,357
Shares redeemed	(1,610)	(12,304)

Net increase (decrease)	6,229	$43,908

Year ended October 31, 2011:
Shares sold	18,110	$132,920
Shares issued to shareholders in reinvestment of dividends	4	32
Shares redeemed	(9,067)	(68,672)

Net increase (decrease)	9,047	$64,280

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	13,802,540	$105,461,776
Shares issued to shareholders in reinvestment of dividends and distributions	4,571,556	33,326,645
Shares redeemed	(8,597,907)	(67,248,615)

Net increase (decrease)	9,776,189	$71,539,806

Year ended October 31, 2011:
Shares sold	25,423,328	$197,718,153
Shares issued to shareholders in reinvestment of dividends	151,742	1,166,377
Shares redeemed	(23,171,311)	(185,406,139)

Net increase (decrease)	2,403,759	$13,478,391

68	MainStay 130/30 Funds

MainStay 130/30 International Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	3,865	$24,992
Shares issued to shareholders in reinvestment of dividends	755	4,592
Shares redeemed	(5,021)	(31,413)

Net increase (decrease) in shares outstanding before conversion	(401)	(1,829)
Shares converted from Investor Class (See Note 1)	(2,953)	(19,639)

Net increase (decrease)	(3,354)	$(21,468)

Year ended October 31, 2011:
Shares sold	12,784	$87,532
Shares issued to shareholders in reinvestment of dividends	569	3,906
Shares redeemed	(4,817)	(33,077)

Net increase (decrease) in shares outstanding before conversion	8,536	58,361
Shares converted from Investor Class (See Note 1)	(358)	(2,110)

Net increase (decrease)	8,178	$56,251

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	4,907	$31,256
Shares issued to shareholders in reinvestment of dividends	398	2,424
Shares redeemed	(1,023)	(6,355)

Net increase (decrease) in shares outstanding before conversion	4,282	27,325
Shares converted into Class A (See Note 1)	2,949	19,639

Net increase (decrease)	7,231	$46,964

Year ended October 31, 2011:
Shares sold	21,113	$149,079
Shares issued to shareholders in reinvestment of dividends	240	1,647
Shares redeemed	(15,519)	(105,453)

Net increase (decrease) in shares outstanding before conversion	5,834	45,273
Shares converted into Class A (See Note 1)	358	2,110

Net increase (decrease)	6,192	$47,383

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	2,741	$17,445
Shares issued to shareholders in reinvestment of dividends	278	1,670
Shares redeemed	(96)	(591)

Net increase (decrease)	2,923	$18,524

Year ended October 31, 2011:
Shares sold	4,676	$32,926
Shares issued to shareholders in reinvestment of dividends	183	1,237
Shares redeemed	(438)	(2,920)

Net increase (decrease)	4,421	$31,243

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	3,550,938	$21,858,610
Shares issued to shareholders in reinvestment of dividends	635,325	3,875,486
Shares redeemed	(5,548,782)	(34,807,892)

Net increase (decrease)	(1,362,519)	$(9,073,796)

Year ended October 31, 2011:
Shares sold	10,568,436	$69,630,802
Shares issued to shareholders in reinvestment of dividends	420,048	2,889,929
Shares redeemed	(7,215,858)	(51,396,484)

Net increase (decrease)	3,772,626	$21,124,247

Note 10–Litigation

In December 2010, the MainStay 130/30 Core Fund was named as a defendant and a putative member of the proposed defendant group of shareholders in the case entitled Official Committee of Unsecured Creditors of the Tribune Company v. FitzSimons, et al. (In re Tribune Company) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which has not yet been served on the Fund, the Unsecured Creditors Committee (the “UCC”) is asserting claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is seeking to recover the proceeds paid out to beneficial owners of the common stock in connection with the LBO. This adversary proceeding in Delaware Bankruptcy Court has been stayed pending further order of the Bankruptcy Court.

After Tribune’s bankruptcy in 2008, certain Tribune creditors filed dozens of complaints in various courts throughout the country, including the complaint referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances,” and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. The complaint does not allege any misconduct on the part of the MainStay 130/30 Core Fund. The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay 130/30 Core Fund	$45,424	$44,515

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the MainStay 130/30 Core Fund’s net asset values.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the 130/30 Funds as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the 130/30 Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

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Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay 130/30 Core Fund and MainStay 130/30 International Fund (“130/30 Funds”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and Madison Square Investors LLC (“MSI”) with respect to the 130/30 Funds.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MSI in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MSI. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the 130/30 Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the 130/30 Funds’ investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MSI on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the 130/30 Funds, and the rationale for any differences in the 130/30 Funds’ management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the 130/30 Funds to New York Life Investments and its affiliates, including MSI as subadvisor to the 130/30 Funds, and responses from New York Life Investments and MSI to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the 130/30 Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the 130/30 Funds by New York Life Investments and MSI; (ii) the investment performance of the 130/30 Funds, New York Life Investments and MSI; (iii) the costs of the services provided, and profits realized, by New York

Life Investments and MSI from their relationship with the 130/30 Funds; (iv) the extent to which economies of scale may be realized as the 130/30 Funds grow, and the extent to which economies of scale may benefit 130/30 Fund investors; and (v) the reasonableness of the 130/30 Funds’ management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MSI and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the 130/30 Funds, and that the 130/30 Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the 130/30 Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MSI

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the 130/30 Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the 130/30 Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the 130/30 Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the 130/30 Funds under the terms of the Management Agreements, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the 130/30 Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the 130/30 Funds’ Management Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the 130/30 Funds, and noted that New York Life Investments is responsible for compensating the 130/30 Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the 130/30 Funds’ prospectus.

70	MainStay 130/30 Funds

The Board also examined the nature, extent and quality of the advisory services that MSI provides to the 130/30 Funds. The Board evaluated MSI’s experience in serving as subadvisor to the 130/30 Funds and managing other portfolios. It examined MSI’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MSI, and MSI’s overall legal and compliance environment. The Board also reviewed MSI’s willingness to invest in personnel that benefit the 130/30 Funds. In this regard, the Board considered the experience of the 130/30 Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the 130/30 Funds should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MSI’s experience, personnel, operations and resources.

Investment Performance

In evaluating the 130/30 Funds’ investment performance, the Board considered investment performance results in light of the 130/30 Funds’ investment objectives, strategies and risks, as disclosed in the 130/30 Funds’ prospectus. The Board particularly considered detailed investment reports on the 130/30 Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the 130/30 Funds’ gross and net returns, the 130/30 Funds’ investment performance relative to relevant investment categories and 130/30 Fund benchmarks, the 130/30 Funds’ risk-adjusted investment performance, and the 130/30 Funds’ investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the 130/30 Funds as compared to peer funds.

In considering the 130/30 Funds’ investment performance, the Board focused principally on the 130/30 Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the 130/30 Funds’ investment performance, as well as discussions between the 130/30 Funds’ portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MSI had taken, or had agreed with the Board to take, to enhance 130/30 Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the 130/30 Funds, along with ongoing efforts by New York Life Investments and MSI to enhance investment returns, supported a determination to approve the Agreements. The 130/30 Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the 130/30 Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MSI

The Board considered the costs of the services provided by New York Life Investments and MSI under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MSI, due to their relationships with the 130/30 Funds. Because MSI is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MSI in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MSI, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the 130/30 Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the 130/30 Funds. The Board acknowledged that New York Life Investments and MSI must be in a position to pay and retain experienced professional personnel to provide services to the 130/30 Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MSI to continue to provide high-quality services to the 130/30 Funds. The Board also noted that the 130/30 Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the 130/30 Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the 130/30 Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the 130/30 Funds. The Board recognized, for example, the benefits to MSI from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MSI in exchange for commissions paid by the 130/30 Funds with respect to trades on the 130/30 Funds’ portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the 130/30 Funds, New York Life Investments’ affiliates also earn revenues from serving the 130/30 Funds in various other capacities, including as the 130/30 Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the 130/30 Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the 130/30 Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to

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Board Consideration and Approval of Management Agreements and

Subadvisory Agreements (Unaudited) (continued)

New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the 130/30 Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MSI, due to their relationships with the 130/30 Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the 130/30 Funds Grow

The Board also considered whether the 130/30 Funds’ expense structures permitted economies of scale to be shared with 130/30 Fund investors. The Board reviewed information from New York Life Investments showing how the 130/30 Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the 130/30 Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the 130/30 Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the 130/30 Funds’ expense structures appropriately reflect economies of scale for the benefit of 130/30 Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the 130/30 Funds’ expense structures as the 130/30 Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the 130/30 Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the 130/30 Funds to New York Life Investments, since the fees paid to MSI are paid by New York Life Investments, not the 130/30 Funds.

In assessing the reasonableness of the 130/30 Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MSI on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the 130/30 Funds. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the 130/30 Funds’ net management fees and expenses.

The Board noted that, outside of the 130/30 Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the 130/30 Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the 130/30 Funds’ average net assets. The Board took into account information from New York Life Investments showing that the 130/30 Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the 130/30 Funds’ transfer agent, charges the 130/30 Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the 130/30 Funds.

The Board acknowledged that, because the 130/30 Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the 130/30 Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive

72	MainStay 130/30 Funds

and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	73

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the 130/30 Funds’ securities is available without charge, upon request, (i) by visiting the MainStay Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The 130/30 Funds are required to file with the SEC its proxy voting records for each of its funds for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each 130/30 Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each 130/30 Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

74	MainStay 130/30 Funds

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26490 MS119-12	MS30ALL10-06/12 NL0C2

MainStay Growth Equity Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (11/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	7.24%	–0.54%	0.63%	3.04%	1.45%
		Excluding sales charges	13.48	5.25	1.77	3.94	1.45
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7.35 13.60	–0.24 5.57	0.80 1.94	3.17 4.08	1.19 1.19
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	8.00 13.00	–0.50 4.50	0.60 0.99	3.15 3.15	2.20 2.20
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	12.00 13.00	3.41 4.41	0.99 0.99	3.15 3.15	2.20 2.20
Class I Shares	No Sales Charge		13.75	5.78	2.25	4.37	0.94

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount being shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares from inception through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Russell 1000® Growth Index[4]	14.13%	7.26%	4.11%	5.88%
Average Lipper Large-Cap Growth Fund[5]	12.89	4.71	2.97	4.25

4.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page is an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Growth Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,134.80	$7.59	$1,017.80	$7.17

Class A Shares	$1,000.00	$1,136.00	$6.21	$1,019.00	$5.87

Class B Shares	$1,000.00	$1,130.00	$11.55	$1,014.00	$10.92

Class C Shares	$1,000.00	$1,130.00	$11.55	$1,014.00	$10.92

Class I Shares	$1,000.00	$1,137.50	$4.89	$1,020.30	$4.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.43% for Investor Class, 1.17% for Class A, 2.18% for Class B and Class C and 0.92% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2012 (Unaudited)

Computers & Peripherals	10.3%
IT Services	6.9
Software	5.3
Aerospace & Defense	4.9
Internet & Catalog Retail	4.0
Chemicals	3.9
Oil, Gas & Consumable Fuels	3.9
Energy Equipment & Services	3.6
Health Care Equipment & Supplies	3.5
Industrial Conglomerates	3.5
Textiles, Apparel & Luxury Goods	3.5
Communications Equipment	3.3
Specialty Retail	3.3
Pharmaceuticals	3.0
Food Products	2.8
Hotels, Restaurants & Leisure	2.8
Internet Software & Services	2.7
Tobacco	2.6
Biotechnology	2.5

Health Care Providers & Services	2.2%
Multiline Retail	2.0
Real Estate Investment Trusts	2.0
Machinery	1.9
Road & Rail	1.8
Semiconductors & Semiconductor Equipment	1.8
Diversified Financial Services	1.5
Media	1.5
Personal Products	1.4
Trading Companies & Distributors	1.4
Consumer Finance	1.2
Health Care Technology	1.1
Professional Services	1.1
Metals & Mining	0.9
Construction & Engineering	0.8
Short-Term Investments	1.2
Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investments)

1.	Apple, Inc.

2.	QUALCOMM, Inc.

3.	Google, Inc. Class A

4.	MasterCard, Inc. Class A

5.	Oracle Corp.
6.	Philip Morris International, Inc.

7.	Amazon.com, Inc.

8.	Schlumberger, Ltd.

9.	EMC Corp.

10.	Home Depot, Inc. (The)

8	MainStay Growth Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Harish Kumar, PhD, CFA, and Martin J. Mickus, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Growth Equity Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Growth Equity Fund returned 13.48% for Investor Class shares, 13.60% for Class A shares and 13.00% for Class B and Class C shares for the six months ended April 30, 2012. Over the same period, the Fund’s Class I shares returned 13.75%. All share classes outperformed the 12.89% return of the average Lipper1 large-cap growth fund for the six months ended April 30, 2012. All share classes underperformed the 14.13% return of the Russell 1000® Growth Index2 over the same period. The Russell 1000® Growth Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Russell 1000® Growth Index primarily because of stock selection in the consumer discretionary and consumer staples sectors.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest contributions to the Fund’s performance relative to the Russell 1000® Growth Index were consumer discretionary, consumer staples and industrials. (Contributions take weightings and total returns into account.) The sectors that made the weakest contributions to the Fund’s relative performance were information technology, health care and materials.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest contributions to the Fund’s absolute performance came from computers and peripherals company Apple, home improvement retailer Home Depot and wireless communication technology company Qualcomm. Major detractors from the Fund’s absolute performance included software companies Oracle and Salesforce.com and oil, gas & consumable fuels company Southwestern Energy.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund initiated new positions in biotechnology company Celgene and tobacco company Philip Morris International. Significant sales included software giant Microsoft and energy equipment & services company Nabors Industries.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its weightings relative to Russell 1000® Growth Index in the industrials and health care sectors. Over the same period, the Fund decreased its weightings relative to the Index in information technology and energy.

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the Fund was overweight relative to the Russell 1000® Growth Index in the industrials, consumer discretionary and health care sectors. As of the same date, the Fund was underweight relative to the Index in the consumer staples, energy and telecommunication services sectors.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Growth Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 98.9%†
Aerospace & Defense 4.9%
Precision Castparts Corp.	54,530	$9,617,456
TransDigm Group, Inc. (a)	65,293	8,234,753
United Technologies Corp.	128,428	10,484,862

		28,337,071

Biotechnology 2.5%
Alexion Pharmaceuticals, Inc. (a)	75,104	6,783,393
Celgene Corp. (a)	103,720	7,563,263

		14,346,656

Chemicals 3.9%
Monsanto Co.	124,976	9,520,672
Potash Corp. of Saskatchewan, Inc.	103,070	4,378,414
Praxair, Inc.	73,112	8,459,058

		22,358,144

Communications Equipment 3.3%
♦QUALCOMM, Inc.	291,477	18,607,892

Computers & Peripherals 10.3%
♦Apple, Inc. (a)	80,653	47,120,708
♦EMC Corp. (a)	421,432	11,888,597

		59,009,305

Construction & Engineering 0.8%
Fluor Corp.	82,531	4,766,165

Consumer Finance 1.2%
American Express Co.	117,521	7,075,939

Diversified Financial Services 1.5%
Citigroup, Inc.	86,852	2,869,590
IntercontinentalExchange, Inc. (a)	44,497	5,919,881

		8,789,471

Energy Equipment & Services 3.6%
FMC Technologies, Inc. (a)	182,770	8,590,190
♦Schlumberger, Ltd.	161,953	12,007,195

		20,597,385

Food Products 2.8%
Mead Johnson Nutrition Co.	113,397	9,702,248
Sara Lee Corp.	294,831	6,498,075

		16,200,323

Health Care Equipment & Supplies 3.5%
Covidien PLC	159,657	8,817,856
St. Jude Medical, Inc.	156,812	6,071,761
Varian Medical Systems, Inc. (a)	81,412	5,163,149

		20,052,766

	Shares	Value

Health Care Providers & Services 2.2%
Express Scripts Holding Co. (a)	125,496	$7,001,422
HCA Holdings, Inc.	210,781	5,674,224

		12,675,646

Health Care Technology 1.1%
Cerner Corp. (a)	80,579	6,534,151

Hotels, Restaurants & Leisure 2.8%
Las Vegas Sands Corp.	120,994	6,713,957
Starbucks Corp.	164,449	9,436,084

		16,150,041

Industrial Conglomerates 3.5%
Danaher Corp.	201,640	10,932,921
Tyco International, Ltd.	163,566	9,180,959

		20,113,880

Internet & Catalog Retail 4.0%
♦Amazon.com, Inc. (a)	53,983	12,518,658
Priceline.com, Inc. (a)	13,323	10,136,405

		22,655,063

Internet Software & Services 2.7%
♦Google, Inc. Class A (a)	25,646	15,521,729

IT Services 6.9%
Accenture PLC Class A	94,976	6,168,691
Genpact, Ltd. (a)	351,920	5,870,026
♦MasterCard, Inc. Class A	33,192	15,011,746
Teradata Corp. (a)	98,344	6,862,444
VeriFone Holdings, Inc. (a)	122,794	5,849,906

		39,762,813

Machinery 1.9%
Caterpillar, Inc.	102,752	10,559,823

Media 1.5%
DIRECTV Class A (a)	172,323	8,490,354

Metals & Mining 0.9%
Cliffs Natural Resources, Inc.	80,671	5,022,577

Multiline Retail 2.0%
Dollar Tree, Inc. (a)	57,881	5,884,182
Macy’s, Inc.	135,989	5,578,269

		11,462,451

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investments. May be subject to change daily.

10	MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Oil, Gas & Consumable Fuels 3.9%
Noble Energy, Inc.	71,326	$7,084,098
Occidental Petroleum Corp.	79,899	7,288,387
Pioneer Natural Resources Co.	70,583	8,174,923

		22,547,408

Personal Products 1.4%
Estee Lauder Cos., Inc. (The) Class A	126,047	8,237,171

Pharmaceuticals 3.0%
Perrigo Co.	68,124	7,146,207
Shire PLC, Sponsored ADR (b)	49,010	4,781,416
Valeant Pharmaceuticals International, Inc. (a)	93,957	5,226,828

		17,154,451

Professional Services 1.1%
Verisk Analytics, Inc. Class A (a)	127,350	6,233,783

Real Estate Investment Trusts 2.0%
American Tower Corp.	173,396	11,371,310

Road & Rail 1.8%
Union Pacific Corp.	91,522	10,290,734

Semiconductors & Semiconductor Equipment 1.8%
Altera Corp.	125,089	4,449,416
Texas Instruments, Inc.	188,807	6,030,495

		10,479,911

Software 5.3%
Check Point Software Technologies, Ltd. (a)	114,020	6,627,983
Citrix Systems, Inc. (a)	104,939	8,983,828
♦Oracle Corp.	510,324	14,998,422

		30,610,233

Specialty Retail 3.3%
♦Home Depot, Inc. (The)	226,443	11,727,483
O’Reilly Automotive, Inc. (a)	66,270	6,988,834

		18,716,317

Textiles, Apparel & Luxury Goods 3.5%
Michael Kors Holdings, Ltd. (a)	99,205	4,530,692
NIKE, Inc. Class B	89,009	9,957,437
VF Corp.	37,853	5,755,549

		20,243,678

Tobacco 2.6%
♦Philip Morris International, Inc.	163,853	14,666,482

	Shares	Value
Trading Companies & Distributors 1.4%
Fastenal Co.	86,983	$4,072,544
United Rentals, Inc. (a)	86,709	4,047,576

		8,120,120

Total Common Stocks (Cost $438,332,599)		567,761,243

	Principal Amount
Short-Term Investments 1.2%
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $93,310 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 8/15/13, with a Principal Amount of $95,000 and a Market Value of $95,781)	$93,310	$93,310

Total Repurchase Agreement (Cost $93,310)		93,310

U.S. Government 1.2%
United States Treasury Bills 0.072%, due 7/5/12 (c)	6,400,000	6,399,168
0.092%, due 7/26/12 (c)(d)	200,000	199,956

Total U.S. Government (Cost $6,599,140)		6,599,124

Total Short-Term Investments (Cost $6,692,450)		6,692,434

Total Investments (Cost $445,025,049) (f)	100.1%	574,453,677
Other Assets, Less Liabilities	(0.1)	(632,073)
Net Assets	100.0%	$573,821,604

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts (0.0%)‡
Standard & Poor’s 500 Index Mini June 2012	9	$(5,904)

Total Futures Contracts (Settlement Value $627,120)		$(5,904)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

(a)	Non-income producing security.

(b)	ADR—American Depositary Receipt.

(c)	Interest rate presented is yield to maturity.

(d)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2012.

(f)	As of April 30, 2012, cost is $447,134,505 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$134,119,862
Gross unrealized depreciation	(6,800,690)

Net unrealized appreciation	$127,319,172

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$567,761,243	$—	$—	$567,761,243
Short-Term Investments
Repurchase Agreement	—	93,310	—	93,310
U.S. Government	—	6,599,124	—	6,599,124

Total Short-Term Investments	—	6,692,434	—	6,692,434

Total Investments in Securities	$567,761,243	$6,692,434	$—	$574,453,677

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (b)	$(5,904)	$—	$—	$(5,904)

Total Other Financial Instruments	$(5,904)	$—	$—	$(5,904)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $445,025,049)	$574,453,677
Receivables:
Dividends and interest	361,840
Fund shares sold	313,885
Other assets	46,953

Total assets	575,176,355

Liabilities
Payables:
Fund shares redeemed	418,222
Manager (See Note 3)	327,097
Transfer agent (See Note 3)	303,910
NYLIFE Distributors (See Note 3)	166,054
Shareholder communication	73,887
Professional fees	57,641
Variation margin on futures contracts	3,642
Custodian	2,402
Trustees	1,252
Accrued expenses	644

Total liabilities	1,354,751

Net assets	$573,821,604

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$45,623
Additional paid-in capital	483,165,340

483,210,963
Net investment loss	(1,078,414)
Accumulated net realized gain (loss) on investments and futures transactions	(37,733,669)
Net unrealized appreciation (depreciation) on investments and futures contracts	129,422,724

Net assets	$573,821,604

Investor Class
Net assets applicable to outstanding shares	$248,972,272

Shares of beneficial interest outstanding	19,718,270

Net asset value per share outstanding	$12.63
Maximum sales charge (5.50% of offering price)	0.74

Maximum offering price per share outstanding	$13.37

Class A
Net assets applicable to outstanding shares	$244,270,382

Shares of beneficial interest outstanding	19,238,825

Net asset value per share outstanding	$12.70
Maximum sales charge (5.50% of offering price)	0.74

Maximum offering price per share outstanding	$13.44

Class B
Net assets applicable to outstanding shares	$75,825,803

Shares of beneficial interest outstanding	6,276,108

Net asset value and offering price per share outstanding	$12.08

Class C
Net assets applicable to outstanding shares	$4,004,762

Shares of beneficial interest outstanding	331,455

Net asset value and offering price per share outstanding	$12.08

Class I
Net assets applicable to outstanding shares	$748,385

Shares of beneficial interest outstanding	58,392

Net asset value and offering price per share outstanding	$12.82

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends	$2,788,253
Interest	1,195

Total income	2,789,448

Expenses
Manager (See Note 3)	1,889,931
Distribution/Service—Investor Class (See Note 3)	303,725
Distribution/Service—Class A (See Note 3)	273,843
Distribution/Service—Class B (See Note 3)	376,759
Distribution/Service—Class C (See Note 3)	16,995
Transfer agent (See Note 3)	836,657
Shareholder communication	68,609
Professional fees	41,983
Registration	32,359
Trustees	7,618
Custodian	6,215
Miscellaneous	13,168

Total expenses	3,867,862

Net investment income (loss)	(1,078,414)

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	9,915,643
Futures transactions	255,964

Net realized gain (loss) on investments and futures transactions	10,171,607

Net change in unrealized appreciation (depreciation) on:
Investments	60,246,796
Futures contracts	(37,246)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	60,209,550

Net realized and unrealized gain (loss) on investments and futures transactions	70,381,157

Net increase (decrease) in net assets resulting from operations	$69,302,743

14	MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,078,414)	$(2,298,266)
Net realized gain (loss) on investments and futures transactions	10,171,607	53,196,279
Net change in unrealized appreciation (depreciation) on investments and futures contracts	60,209,550	(12,613,716)

Net increase (decrease) in net assets resulting from operations	69,302,743	38,284,297

Capital share transactions:
Net proceeds from sale of shares	13,048,685	30,376,044
Cost of shares redeemed	(43,416,190)	(94,201,927)

Increase (decrease) in net assets derived from capital share transactions	(30,367,505)	(63,825,883)

Net increase (decrease) in net assets	38,935,238	(25,541,586)

Net Assets
Beginning of period	534,886,366	560,427,952

End of period	$573,821,604	$534,886,366

Net investment loss at end of period	$(1,078,414)	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,						February 28, 2008** through October 31,
	2012*		2011		2010		2009		2008
Net asset value at beginning of period	$11.13		$10.42		$9.32		$8.26		$11.79

Net investment income (loss)	(0.02	)(a)	(0.04	)(a)	(0.04	)(a)	0.02	(a)	(0.02)
Net realized and unrealized gain (loss) on investments	1.52		0.75		1.19		1.04		(3.51)

Total from investment operations	1.50		0.71		1.15		1.06		(3.53)

Less dividends:
From net investment income	—		—		(0.05)		—		—

Net asset value at end of period	$12.63		$11.13		$10.42		$9.32		$8.26

Total investment return (b)	13.48	%(c)	6.81%		12.41%		12.83	%(d)	(29.94	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.39	%)††	(0.39%)		(0.40%)		0.21%		(0.35	%)††
Net expenses	1.43	% ††	1.45%		1.52%		1.41%		1.31	% ††
Expenses (before waiver/reimbursement)	1.43	% ††	1.45%		1.52%		1.41%		1.61	% ††
Portfolio turnover rate	31%		112%		131%		156%		291%
Net assets at end of period (in 000’s)	$248,972		$241,100		$247,966		$37		$24

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009	2008	2007
Net asset value at beginning of period	$11.18		$10.44		$9.32		$8.26	$13.19	$11.01

Net investment income (loss)	(0.01	)(a)	(0.01	)(a)	(0.01	)(a)	0.02 (a)	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.53		0.75		1.20		1.05	(4.84)	2.25

Total from investment operations	1.52		0.74		1.19		1.07	(4.86)	2.26

Less dividends and distributions:
From net investment income	—		—		(0.07)		(0.01)	—	—
From net realized gain on investments	—		—		—		—	(0.07)	(0.08)

Total dividends and distributions	—		—		(0.07)		(0.01)	(0.07)	(0.08)

Net asset value at end of period	$12.70		$11.18		$10.44		$9.32	$8.26	$13.19

Total investment return (b)	13.60	% (c)	7.09%		12.77%		13.01%	(37.06%)	20.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.14	%)††	(0.13%)		(0.10%)		0.26%	(0.16%)	0.08%
Net expenses	1.17	% ††	1.19%		1.23%		1.31%	1.17%	1.25%
Expenses (before waiver/reimbursement)	1.17	% ††	1.19%		1.23%		1.32%	1.18%	1.37%
Portfolio turnover rate	31%		112%		131%		156%	291%	279%
Net assets at end of period (in 000’s)	$244,270		$211,044		$210,592		$92	$49	$66

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

16	MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008	2007
Net asset value at beginning of period	$10.69		$10.08		$9.04		$8.07		$12.99	$10.93

Net investment income (loss)	(0.06	)(a)	(0.12	)(a)	(0.11	)(a)	(0.07	)(a)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	1.45		0.73		1.15		1.04		(4.75)	2.22

Total from investment operations	1.39		0.61		1.04		0.97		(4.85)	2.14

Less distributions:
From net realized gain on investments	—		—		—		—		(0.07)	(0.08)

Net asset value at end of period	$12.08		$10.69		$10.08		$9.04		$8.07	$12.99

Total investment return (b)	13.00	% (c)	6.05%		11.50%		12.02%		(37.55%)	19.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.15	%)††	(1.13%)		(1.14%)		(0.82%)		(1.04%)	(0.67%)
Net expenses	2.18	% ††	2.20%		2.27%		2.18%		2.06%	2.00%
Expenses (before waiver/reimbursement)	2.18	% ††	2.20%		2.27%		2.18%		2.26%	2.12%
Portfolio turnover rate	31%		112%		131%		156%		291%	279%
Net assets at end of period (in 000’s)	$75,826		$77,567		$95,899		$122		$42	$65

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008	2007
Net asset value at beginning of period	$10.69		$10.08		$9.03		$8.06		$12.99	$10.93

Net investment income (loss)	(0.06	)(a)	(0.12	)(a)	(0.11	)(a)	(0.04	)(a)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	1.45		0.73		1.16		1.01		(4.74)	2.22

Total from investment operations	1.39		0.61		1.05		0.97		(4.86)	2.14

Less distributions:
From net realized gain on investments	—		—		—		—		(0.07)	(0.08)

Net asset value at end of period	$12.08		$10.69		$10.08		$9.03		$8.06	$12.99

Total investment return (b)	13.00	% (d)	6.05%		11.63	% (c)	12.03	% (c)	(37.63%)	19.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.15	%)††	(1.14%)		(1.14%)		(0.52%)		(1.04%)	(0.67%)
Net expenses	2.18	% ††	2.20%		2.27%		2.16%		2.06%	2.00%
Expenses (before waiver/reimbursement)	2.18	% ††	2.20%		2.27%		2.16%		2.26%	2.12%
Portfolio turnover rate	31%		112%		131%		156%		291%	279%
Net assets at end of period (in 000’s)	$4,005		$3,077		$2,889		$45		$40	$65

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.27		$10.50	$9.36	$8.30	$13.24	$11.04

Net investment income (loss)	(0.00	)‡(a)	0.01 (a)	0.01 (a)	0.06 (a)	0.02	0.02
Net realized and unrealized gain (loss) on investments	1.55		0.76	1.22	1.04	(4.87)	2.28

Total from investment operations	1.55		0.77	1.23	1.10	(4.85)	2.30

Less dividends and distributions:
From net investment income	—		—	(0.09)	(0.04)	(0.02)	(0.02)
From net realized gain on investments	—		—	—	—	(0.07)	(0.08)

Total dividends and distributions	—		—	(0.09)	(0.04)	(0.09)	(0.10)

Net asset value at end of period	$12.82		$11.27	$10.50	$9.36	$8.30	$13.24

Total investment return (b)	13.75	% (c)	7.33%	13.07%	13.29%	(36.80%)	20.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01	%)††	0.13%	0.14%	0.74%	0.21%	0.31%
Net expenses	0.92	% ††	0.94%	0.98%	1.03%	0.81%	0.92%
Expenses (before waiver/reimbursement)	0.92	% ††	0.94%	0.98%	1.05%	0.81%	0.92%
Portfolio turnover rate	31%		112%	131%	156%	291%	279%
Net assets at end of period (in 000’s)	$748		$2,098	$3,082	$36,230	$75,450	$173,475

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

18	MainStay Growth Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Growth Equity Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Growth Equity Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010, relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on November 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement

mainstayinvestments.com	19

Notes to Financial Statements (Unaudited) (continued)

price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal

Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

20	MainStay Growth Equity Fund

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

Fair value of derivatives instruments as of April 30, 2012:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(5,904)	$(5,904)

Total Fair Value		$(5,904)	$(5,904)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$255,964	$255,964

Total Realized Gain (Loss)		$255,964	$255,964

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(37,246)	$(37,246)

Total Change in Unrealized Appreciation (Depreciation)		$(37,246)	$(37,246)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Futures Contracts (2)	34	34

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% up to $500 million and 0.675% over $500 million. The effective management fee rate was 0.70% for the six-month period ended April 30, 2012.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $1,889,931.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

22	MainStay Growth Equity Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $14,301 and $4,448, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $34, $730, $49,051 and $702, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$503,289
Class A	169,575
Class B	156,167
Class C	7,029
Class I	597

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$26,927	0.0	%‡
Class A	110,095	0.0	‡
Class C	90	0.0	‡
Class I	1,362	0.2

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $45,764,478 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. The Fund acquired $94,184,714 of capital losses in its reorganization with MainStay Capital Appreciation Fund (see Note 9). Use of these losses may be limited due to the provisions of Internal Revenue Code section 382. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2016	$45,764

The Fund utilized $52,566,547 of capital loss carryforwards during the year ended October 31, 2011.

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $168,381 and $197,852, respectively.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	266,061	$3,135,873
Shares redeemed	(1,428,523)	(16,714,023)

Net increase (decrease) in shares outstanding before conversion	(1,162,462)	(13,578,150)
Shares converted into Investor Class (See Note 1)	557,815	6,452,976
Shares converted from Investor Class (See Note 1)	(1,334,284)	(16,440,080)

Net increase (decrease)	(1,938,931)	$(23,565,254)

Year ended October 31, 2011:
Shares sold	541,447	$6,075,727
Shares redeemed	(2,750,665)	(30,802,228)

Net increase (decrease) in shares outstanding before conversion	(2,209,218)	(24,726,501)
Shares converted into Investor Class (See Note 1)	1,367,265	15,016,165
Shares converted from Investor Class (See Note 1)	(1,297,812)	(14,543,692)

Net increase (decrease)	(2,139,765)	$(24,254,028)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	451,368	$5,376,393
Shares redeemed	(1,582,554)	(18,663,819)

Net increase (decrease) in shares outstanding before conversion	(1,131,186)	(13,287,426)
Shares converted into Class A (See Note 1)	1,529,558	18,827,346
Shares converted from Class A (See Note 1)	(36,452)	(466,221)

Net increase (decrease)	361,920	$5,073,699

Year ended October 31, 2011:
Shares sold	904,882	$10,187,755
Shares redeemed	(3,645,644)	(40,670,532)

Net increase (decrease) in shares outstanding before conversion	(2,740,762)	(30,482,777)
Shares converted into Class A (See Note 1)	1,736,959	19,488,109
Shares converted from Class A (See Note 1)	(297,153)	(3,162,991)

Net increase (decrease)	(1,300,956)	$(14,157,659)

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	283,704	$3,180,456
Shares issued to shareholders in reinvestment of dividends and distributions	(2)	–
Shares redeemed	(508,322)	(5,718,735)

Net increase (decrease) in shares outstanding before conversion	(224,620)	(2,538,279)
Shares converted from Class B (See Note 1)	(754,440)	(8,374,021)

Net increase (decrease)	(979,060)	$(10,912,300)

Year ended October 31, 2011:
Shares sold	644,762	$6,951,691
Shares redeemed	(1,334,476)	(14,374,545)

Net increase (decrease) in shares outstanding before conversion	(689,714)	(7,422,854)
Shares converted from Class B (See Note 1)	(1,568,542)	(16,797,591)

Net increase (decrease)	(2,258,256)	$(24,220,445)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	79,108	$897,055
Shares redeemed	(35,477)	(407,645)

Net increase (decrease)	43,631	$489,410

Year ended October 31, 2011:
Shares sold	46,021	$488,561
Shares redeemed	(44,742)	(483,904)

Net increase (decrease)	1,279	$4,657

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	39,666	$458,908
Shares redeemed	(167,409)	(1,911,968)

Net increase (decrease)	(127,743)	$(1,453,060)

Year ended October 31, 2011:
Shares sold	579,157	$6,672,310
Shares redeemed	(686,643)	(7,870,718)

Net increase (decrease)	(107,486)	$(1,198,408)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Growth Equity Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Growth Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC (“Madison Square Investors”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Madison Square Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Madison Square Investors. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Madison Square Investors on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Madison Square Investors as subadvisor to the Fund, and responses from New York Life Investments and Madison Square Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Madison Square Investors ; (ii) the investment performance of the Fund , New York Life Investments and Madison Square Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Madison Square

Investors from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Madison Square Investors and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Madison Square Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that Madison Square Investors provides to the Fund. The Board

mainstayinvestments.com	25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

evaluated Madison Square Investors’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Madison Square Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Madison Square Investors, and Madison Square Investors’ overall legal and compliance environment. The Board also reviewed Madison Square Investors’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Madison Square Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Madison Square Investors had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Madison Square Investors to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Madison Square Investors

The Board considered the costs of the services provided by New York Life Investments and Madison Square Investors under the Agreements,

and the profits realized by New York Life Investments and its affiliates, including Madison Square Investors , due to their relationships with the Fund. Because Madison Square Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Madison Square Investors in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Madison Square Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Madison Square Investors to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Madison Square Investors in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

26	MainStay Growth Equity Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Madison Square Investors, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Madison Square Investors are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Madison Square Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as com-

pared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Growth Equity Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26516 MS119-12	MSGE10-06/12 NL0B8

MainStay High Yield Municipal Bond Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Since Inception (3/31/10)	Gross Expense Ratio[2]
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5.14 10.10%	14.22 19.60%	9.42 11.86%	1.14 1.14%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	5.13 10.09	14.14 19.51	9.53 11.97	1.09 1.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.67 9.67	17.65 18.65	11.06 11.06	1.89 1.89
Class I Shares	No Sales Charge		10.32	19.99	12.22	0.84

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Since Inception
Barclays Municipal Bond Index[3]	5.50%	11.36%	7.03%
High Yield Municipal Bond Composite Index[4]	7.49	14.23	8.80
Average Lipper High Yield Municipal Debt Fund[5]	8.44	16.39	8.40

3.	The Barclays Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The High Yield Municipal Bond Composite Index consists of the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index weighted 60%/40%, respectively. The Barclays High Yield Municipal Bond
Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.
5.	The average Lipper high yield municipal debt fund is representative of funds that typically invest 50% or more of their assets in municipal debt issues rated BBB or less. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Municipal Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Municipal Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,101.00	$4.49	$1,020.60	$4.32

Class A Shares	$1,000.00	$1,100.90	$4.44	$1,020.60	$4.27

Class C Shares	$1,000.00	$1,096.70	$8.39	$1,016.90	$8.07

Class I Shares	$1,000.00	$1,103.20	$3.14	$1,021.90	$3.02

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.86% for Investor Class, 0.85% for Class A, 1.61% for Class C and 0.60% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

State Composition as of April 30, 2012 (Unaudited)

California	14.8%
Texas	9.1
New York	8.3
Pennsylvania	6.5
New Jersey	5.4
Michigan	4.8
Ohio	4.4
Nevada	3.7
Alabama	3.4
Virginia	3.2
Rhode Island	3.0
Florida	2.7
Nebraska	2.5
Guam	2.4
Maine	2.4
Iowa	2.3
Arizona	2.2
Indiana	2.1
Multi-State	2.1
Colorado	1.8
District of Columbia	1.4
Oklahoma	1.3
Louisiana	1.2
Illinois	1.0

Missouri	1.0%
Wisconsin	0.9
Georgia	0.8
Maryland	0.8
West Virginia	0.5
Alaska	0.4
Massachusetts	0.4
Tennessee	0.4
Utah	0.4
Washington	0.4
Minnesota	0.3
Oregon	0.3
Vermont	0.3
Wyoming	0.3
Kentucky	0.2
Mississippi	0.2
New Hampshire	0.2
South Carolina	0.2
Connecticut	0.1
Delaware	0.1
Kansas	0.0 ‡
Other Assets, Less Liabilities	–0.2%

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2012

1.	New York City Hall, General Obligation, 0.36%–0.42%, due 8/1/16–11/1/26
2.	Clark County, NV General Obligation, 0.75%, due 7/1/27
3.	Maine State Housing Authority Mortgage Revenue, 0.39%, due 11/15/40
4.	Central Plains Energy Project Gas Project Revenue, Project No. 3, 5.00%, due 9/1/27–9/1/42
5.	Market Vectors High Yield Municipal Index ETF
6.	Foothill-Eastern Transportation Corridor Agency Toll Road Revenue, (zero coupon)–5.75%, due 1/15/26–1/15/40
7.	Harris County-Houston Sports Authority Revenue, (zero coupon)–5.25%, due 11/15/13–11/15/41
8.	Capital Beltway Funding Corp. Revenue, 5.45%, due 12/31/47
9.	Buckeye, Ohio, Tobacco Settlement Financing Authority, 5.75%–5.875%, due 6/1/30–6/1/47
10.	New York City Transitional Finance Authority Revenue, 0.36%, due 11/1/22

8	MainStay High Yield Municipal Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Municipal Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay High Yield Municipal Bond Fund returned 10.10% for Investor Class shares, 10.09% for Class A shares and 9.67% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 10.32%. All share classes outperformed the 8.44% return of the average Lipper1 high yield municipal debt fund, the 5.50% return of the Barclays Municipal Bond Index,2 the 7.49% return of the High Yield Municipal Bond Composite Index3 and the 8.83% return of the Barclays High Yield Municipal Bond Index4 for the six months ended April 30, 2012. The Barclays Municipal Bond Index is the Fund’s broad-based securities-market index. The High Yield Municipal Bond Composite Index is the Fund’s secondary benchmark. The Barclays High Yield Municipal Bond Index is a component of the Fund’s secondary benchmark. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Barclays Municipal Bond Index resulted primarily from individual security selection. This more than offset the impact of the Fund’s large cash positions during the reporting period.

What was the Fund’s duration5 strategy during the reporting period?

The Fund typically maintains a duration close to that of the Barclays High Yield Municipal Bond Index. Nevertheless, we believe that the Fund’s market sensitivity is driven more by spread duration,6 which measures the Fund’s sensitivity to changes in yield spreads,7 than by interest-rate sensitivity. During the reporting period, the Fund had an overweight position in lower-rated investment-grade bonds and in higher-rated non-investment-grade bonds with excess return potential—based on spread—relative to the Fund’s primary benchmark.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

During the reporting period, the Fund more than doubled in size, making fund flows an important factor that influenced decisions for the Fund. We focused most of our purchases on lower-quality investment-grade and higher-quality below-investment-grade bonds that we felt offered shareholders the best risk/return potential in the then-current market environment. We also favored maturities greater than 20 years, as municipal supply was limited and investors were moving further out the municipal yield curve in search of income.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particu- larly weak?

The strongest absolute contributions to Fund performance came from securities rated BBB8 and securities maturing in 20 years or more. Spread tightening and a flattening of the municipal yield curve9 were significant drivers of the municipal market. Detracting from overall performance were the Fund’s short-maturity holdings in municipal debt backed by American Airlines. Prices of these securities declined significantly in November 2011, after the company filed for Chapter 11 bankruptcy protection. Since then, however, the securities have recovered much of the amount they initially lost.

Did the Fund make any significant purchases or sales during the reporting period?

Most purchases and sales were significant, as the Fund experienced tremendous asset growth during the reporting period. We continued to build a well-balanced and widely diversified investment portfolio, with strict limits on sector concentration and individual credit exposure. Within that framework, we emphasized bonds rated BBB and BB,10 as we believed that they offered the most attractive long-term total return prospects.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
3.	See footnote on page 6 for more information on the High Yield Municipal Bond Composite Index.
4.	See footnote on page 6 for more information on the Barclays High Yield Municipal Bond Index, which is a component of the High Yield Municipal Bond Composite Index.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
6.	Spread duration measures the sensitivity of a security or a portfolio to changes in yield spreads. In this context, the yield spread refers to the incremental yield over comparable U.S. Treasury securities that a security or portfolio is currently delivering. Spread duration is commonly quantified as the percent change in price for the security or portfolio resulting from a one percentage point (100 basis point) change in spreads. An increase in spreads is called widening and would result in a price decline for a security or portfolio with positive spread duration. A decline in spreads is called tightening and would result in a price increase for a security or portfolio with positive spread duration.
7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
8.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	9

The Fund eliminated its exposure to Puerto Rico bonds during the latter part of the reporting period, as we believed that the credit fundamentals did not support the strong market prices.

How did the Fund’s sector weightings change during the reporting period?

The Fund continued to uncover investment opportunities in several states. In particular, we increased the Fund’s exposure to certain states that were affected by negative news reports, primarily Michigan and California. As mentioned earlier, we believed spreads on Puerto Rico bonds will widen over time, and we have eliminated the Fund’s exposure to them. In light of strong asset growth, the market value of virtually all sectors increased. On a relative weight basis, however, the Fund increased its exposure to local general obligation bonds and essential service revenue bonds for water/sewer facilities. In contrast, the Fund reduced its exposure to industrial development revenue bonds and higher education bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund had an underweight position relative to the High Yield Municipal Bond Composite Index in tobacco bonds, securities based on land-secured infrastructure projects and International Depository Receipts. As of the same date, the Fund had an overweight position relative to the High Yield Municipal Bond Composite Index in the education and transportation sectors.

10.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. It is the opinion of S&P, however, that the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Municipal Bond Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Principal Amount	Value

Municipal Bonds 97.5%†
Alabama 3.4%
Alabama Industrial Development Authority Solid Waste Disposal Revenue, Pine City Fiber Co. 6.45%, due 12/1/23 (a)	$1,800,000	$1,726,290
Alabama Water Pollution Control Authority Refunding, Revolving Fund Loan Series B, Insured: AMBAC 4.00%, due 2/15/13	775,000	769,660
Series B, Insured: AMBAC 4.125%, due 2/15/14	860,000	839,455
Series B, Insured: AMBAC 4.25%, due 2/15/15	650,000	618,865
Birmingham Jefferson Civic Center Authority Special Tax Series A, Insured: AMBAC 4.00%, due 7/1/13	275,000	266,283
Series A, Insured: AMBAC 4.125%, due 7/1/17	200,000	169,046
Series A, Insured: AMBAC 4.25%, due 7/1/16	245,000	214,757
Series A, Insured: AMBAC 4.50%, due 7/1/22	250,000	188,848
Series A, Insured: AMBAC 4.50%, due 7/1/23	100,000	73,800
Colbert County-Northwest Alabama Health Care Facilities Authority 5.75%, due 6/1/27	4,000,000	3,743,200
Jefferson County Public Building Authority Lease Revenue Insured: AMBAC 5.00%, due 4/1/13	450,000	409,586
Insured: AMBAC 5.00%, due 4/1/14	175,000	155,265
Insured: AMBAC 5.00%, due 4/1/15	760,000	658,715
Insured: AMBAC 5.00%, due 4/1/16	525,000	439,373
Insured: AMBAC 5.125%, due 4/1/18	1,115,000	911,122
Insured: AMBAC 5.125%, due 4/1/21	250,000	196,990
Jefferson County, Capital Improvement and Refunding Series A, Insured: NATL-RE 5.00%, due 4/1/21	1,250,000	1,081,550

	Principal Amount	Value

Alabama (continued)
Jefferson County, General Obligation Limited Warrants Series A, Insured: NATL-RE 5.25%, due 4/1/17	$600,000	$522,210
Jefferson County, Limited Obligation School Warrants Series A, Insured: AMBAC 4.75%, due 1/1/25	3,380,000	3,138,972
Series A 5.25%, due 1/1/13	950,000	948,290
Series A 5.25%, due 1/1/15	605,000	603,971
Series A 5.25%, due 1/1/16	125,000	124,896
Series A 5.50%, due 1/1/21	2,250,000	2,247,817
Montgomery Airport Authority Revenue Insured: RADIAN 5.375%, due 8/1/32	500,000	483,490

		20,532,451

Alaska 0.4%
Northern Tobacco Securitization Corp., Tobacco Settlement Revenue, Asset Backed Bonds Series A 5.00%, due 6/1/46	3,440,000	2,618,769

Arizona 2.2%
Maricopa County Stadium District Revenue Insured: AMBAC 5.25%, due 6/1/12	250,000	250,118
Insured: AMBAC 5.375%, due 6/1/15	1,750,000	1,739,027
Phoenix Industrial Development Authority Education Revenue, Great Hearts Academies Project 6.00%, due 7/1/32	250,000	257,978
6.40%, due 7/1/47	1,000,000	1,036,920
Pima County Industrial Development Authority Education Revenue, Paradise Education Center Project Series A 5.00%, due 6/1/16	105,000	105,590
Series A 5.875%, due 6/1/33	645,000	624,895
6.10%, due 6/1/45	1,100,000	1,086,063

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2012. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Arizona (continued)
Salt Verde Financial Corp., Senior Gas Revenue 5.00%, due 12/1/37	$7,500,000	$7,619,625
Yavapai County Industrial Development Authority Education Revenue, Agribusiness and Equine Center 7.875%, due 3/1/42	500,000	548,875

		13,269,091

California 14.4%
Bassett, California Unified School District, Capital Appreciation Election Series C, Insured: FGIC (zero coupon), due 8/1/41	2,050,000	336,835
Series C, Insured: FGIC (zero coupon), due 8/1/42	2,000,000	308,040
Bell, California Community Housing Authority Lease Revenue Insured: AMBAC 5.00%, due 10/1/30	1,105,000	807,567
California Infrastructure & Economic Development Bank Revenue, Stockton Port District Project Insured: ACA 5.50%, due 7/1/32	350,000	295,719
California Municipal Finance Authority Revenue—Southwestern Law School 6.50%, due 11/1/41	1,500,000	1,607,565
California Municipal Finance Authority Revenue, Community Hospital of Central California 5.50%, due 2/1/39	1,640,000	1,689,676
California Municipal Finance Authority Revenue, University of La Verne Series: A 6.25%, due 6/1/40	500,000	545,640
California State Series B 0.40%, due 5/1/40 (b)	1,000,000	1,000,000
California Statewide Communities Development Authority Revenue 7.50%, due 11/1/41	1,000,000	1,178,150
Ceres Unified School District, Capital Appreciation Election Series A (zero coupon), due 8/1/45	7,400,000	736,596

	Principal Amount	Value

California (continued)
Davis Redevelopment Agency Tax Allocation, Subordinated Davis Redevelopment Project Series A 7.00%, due 12/1/36	$1,375,000	$1,621,991
♦Foothill-Eastern Transportation Corridor Agency Toll Road Revenue (zero coupon), due 1/15/26	15,000,000	6,652,500
(zero coupon), due 1/15/31	15,000,000	4,748,250
Insured: NATL-RE (zero coupon), due 1/15/31	250,000	81,820
Insured: NATL-RE 5.00%, due 1/1/35	100,000	93,620
5.75%, due 1/15/40	475,000	475,024
Fresno, California Unified School District Education, General Obligation Series G (zero coupon), due 8/1/41	10,000,000	1,553,100
Golden State Tobacco Securitization Corp. Series A-1 4.50%, due 6/1/27	4,050,000	3,466,759
Hayward, California Unified School District, Capital Appreciation Election Series A, Insured: AGM (zero coupon), due 8/1/37	6,135,000	1,110,128
Lancaster Financing Authority Tax Allocation Revenue Insured: AMBAC 5.00%, due 2/1/16	325,000	308,857
Lemoore Redevelopment Agency Tax Allocation 7.375%, due 8/1/40	1,000,000	1,097,080
Mendocino-Lake Community College District Series B, Insured: AGM (zero coupon), due 8/1/39	8,400,000	1,394,988
Series B, Insured: AGM (zero coupon), due 8/1/51	40,000,000	2,432,400
National City Community Development Commission Tax Allocation, National City Redevelopment Project 7.00%, due 8/1/32	1,000,000	1,186,160
Oakley, California Redevelopment Agency Tax Allocation Revenue Series A, Insured: AMBAC 5.00%, due 9/1/33	100,000	74,353
Rohnerville California School District, Cabs-2010 Election Series B, Insured: AGM (zero coupon), due 8/1/42	1,000,000	184,520

12	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Rohnerville California School District, Cabs-2010 Election (continued)
Series B, Insured: AGM (zero coupon), due 8/1/47	$1,000,000	$135,960
San Buenaventura, CA, Community Memorial Health System 7.50%, due 12/1/41	6,150,000	7,171,392
San Francisco City and County Redevelopment Financing Authority Tax Allocation, Mission Bay South Redevelopment Series D 7.00%, due 8/1/41	435,000	486,856
San Joaquin Hills Transportation Corridor Agency Series A, Insured: NATL-RE (zero coupon), due 1/15/25	3,000,000	1,333,980
Series A, Insured: NATL-RE (zero coupon), due 1/15/32	960,000	263,443
Series A, Insured: NATL-RE (zero coupon), due 1/15/34	6,000,000	1,444,920
Series A, Insured: NATL-RE (zero coupon), due 1/15/36	675,000	140,852
Series A, Insured: NATL-RE 5.25%, due 1/15/30	1,340,000	1,235,292
Series A, Insured: NATL-RE 5.375%, due 1/15/29	2,165,000	2,051,662
San Ysidro School District Series F, Insured: AGM (zero coupon), due 8/1/49	27,410,000	1,996,270
Southern California Public Power Authority, Natural Gas Project Revenue Series A 5.00%, due 11/1/33	1,105,000	1,136,095
Stockton, California Health Facilities Revenue, Dameron Hospital Association Series A 0.45%, due 12/1/32 (b)	10,050,000	10,050,000
Stockton California Public Financing Authority, Parking & Capital Projects Insured: FGIC 4.80%, due 9/1/20	125,000	119,621
Insured: FGIC 5.125%, due 9/1/30	2,000,000	1,855,060
Insured: FGIC 5.25%, due 9/1/23	100,000	94,832
Insured: FGIC 5.25%, due 9/1/34	165,000	154,290
Insured: FGIC 5.375%, due 9/1/21	25,000	24,346

	Principal Amount	Value

California (continued)
Stockton California Redevelopment Agency, Stockton Events Center-Arena Project Insured: FGIC 4.00%, due 9/1/21	$40,000	$35,345
Insured: FGIC 4.125%, due 9/1/22	100,000	86,895
Insured: FGIC 4.25%, due 9/1/24	115,000	99,349
Insured: FGIC 4.25%, due 9/1/25	20,000	16,965
Insured: FGIC 5.00%, due 9/1/28	260,000	230,415
Stockton California Revenue, Certificates of Participation, Wastewater Systems Project Series A, Insured: NATL-RE 5.20%, due 9/1/29	2,030,000	2,029,919
Stockton California Unified School District, Capital Appreciation-Election 2008 Series D, Insured: AGM (zero coupon), due 8/1/42	9,080,000	1,525,440
Stockton-East California Water District Series B, Insured: FGIC (zero coupon), due 4/1/26	100,000	43,329
Series B, Insured: FGIC (zero coupon), due 4/1/27	140,000	57,036
Sutter, California Union High School District Capital Appreciation Election Series B (zero coupon), due 6/1/50	16,260,000	1,223,077
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue, Asset-Backed Bonds
Series A1 5.125%, due 6/1/46	6,880,000	5,241,803
Series A 5.375%, due 6/1/38	3,000,000	2,304,990
Turlock California Health Facility Revenue, Certificate of Participation, Emanuel Medical Center, Inc.
5.375%, due 10/15/34	2,405,000	2,407,670
Series B 5.50%, due 10/15/37	1,250,000	1,254,925
Turlock California Public Financing Authority 7.50%, due 9/1/39	500,000	552,350
West Contra Costa California Healthcare District, Certificates of Participation 6.25%, due 7/1/42	6,000,000	6,664,620

		88,456,337

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Colorado 1.8%
Colorado Educational & Cultural Facilities Authority Revenue, Johnson & Wales University Series A, Insured: XLCA 5.00%, due 4/1/28	$185,000	$185,413
Denver City, Colorado County Special Facilities Airport Revenue—United Airlines Project 5.75%, due 10/1/32 (a)	2,000,000	2,026,800
Denver Convention Center Hotel Authority Revenue, Refunding Series, Insured: XLCA 4.75%, due 12/1/35	635,000	614,839
Series, Insured: XLCA 5.00%, due 12/1/35	130,000	130,311
E-470 Public Highway Authority Revenue Series B, Insured: NATL-RE (zero coupon), due 9/1/22	5,000,000	3,222,650
Series B, Insured: NATL-RE (zero coupon), due 9/1/25	100,000	51,455
Series B, Insured: NATL-RE (zero coupon), due 9/1/26	3,190,000	1,527,085
Series B, Insured: NATL-RE (zero coupon), due 9/1/27	605,000	263,066
Series B, Insured: NATL-RE (zero coupon), due 9/1/28	350,000	142,180
Series B, Insured: NATL-RE (zero coupon), due 9/1/29	4,500,000	1,749,375
Series B, Insured: NATL-RE (zero coupon), due 9/1/30	400,000	144,904
(zero coupon), due 9/1/40	2,000,000	364,000
Fronterra Village Metropolitan District No. 2, Colorado, Refunding & Improvement Insured: RADIAN 4.875%, due 12/1/27	500,000	461,390
Table Rock Metropolitan District General Obligation, Refunding Improvement Insured: RADIAN 4.25%, due 12/1/27	275,000	250,200

		11,133,668

Connecticut 0.1%
Connecticut Special Parking Revenue Series A, Insured: ACA 6.60%, due 7/1/24 (a)	785,000	785,071

	Principal Amount	Value

Delaware 0.1%
Delaware State Health Facilities Authority Revenue, Nanticoke Memorial Hospital Project Series B 5.625%, due 5/1/32	$370,000	$356,255

District of Columbia 1.4%
District of Columbia Revenue, Center Strategic & International Studies 6.625%, due 3/1/41	1,000,000	1,069,500
District of Columbia Revenue, Friendship Public Charter School, Inc.
Insured: ACA 5.00%, due 6/1/23	3,320,000	3,297,557
Insured: ACA 5.25%, due 6/1/33	4,120,000	3,874,736
District of Columbia Revenue, James F. Oyster Elementary School Pilot Insured: ACA 6.25%, due 11/1/31	620,000	600,340

		8,842,133

Florida 2.7%
Bay County Florida Educational Facilities Revenue Series A 6.00%, due 9/1/40	1,000,000	1,043,850
Capital Projects Finance Authority, Student Housing Revenue Series F-1, Insured: NATL-RE 5.00%, due 10/1/31	2,120,000	2,081,162
Florida Development Finance Corp., Educational Facilities Revenue, Bay Area Charter Foundation LLC Series A 7.75%, due 6/15/42	2,000,000	2,142,140
Miami Beach Health Facilities Authority, Hospital Revenue, Refunding, Mount Sinai Medical Center of Florida 5.375%, due 11/15/28	2,900,000	2,903,219
Miami Beach Health Facilities Authority, Mount Sinai Medical Center of Florida 6.75%, due 11/15/29	1,000,000	1,083,083
Mid-Bay Bridge Florida Authority Springing Lien Revenue Series A 7.25%, due 10/1/40	2,500,000	2,906,075
North Sumter County Florida Utility Dependent District Revenue 6.25%, due 10/1/43	1,500,000	1,618,935

14	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Florida (continued)
Orange County Health Facilities Authority Revenue, Mayflower Retirement Center, Inc. 5.00%, due 6/1/36	$250,000	$243,668
5.125%, due 6/1/42	350,000	348,386
Seminole County Industrial Development Authority Revenue Series A 7.375%, due 11/15/41	750,000	821,152
Village Center Community Development District Recreational Revenue Series A, Insured: NATLE-RE 5.00%, due 11/1/32	140,000	138,408
Volusia County Industrial Development Authority Revenue Insured: CIFG 5.00%, due 6/1/35	1,270,000	1,189,050

		16,519,128

Georgia 0.8%
Augusta Airport Revenue, General Passenger Facility Charge Series A 5.15%, due 1/1/35	1,000,000	987,940
Marietta Development Authority Revenue 7.00%, due 6/15/39	3,000,000	3,077,520
McDuffie County Development Authority Revenue 6.95%, due 12/1/23 (a)	600,000	618,120

		4,683,580

Guam 2.4%
Guam Government
Series: A 5.00%, due 11/15/23	555,000	557,492
Series: A 5.25%, due 11/15/37	6,000,000	5,859,660
Series: A 7.00%, due 11/15/39	1,000,000	1,094,780
Guam Government Hotel Occupancy Tax Revenue Series: A 6.50%, due 11/1/40	1,290,000	1,465,453
Guam Government Waterworks Authority, Water & Wastewater System
5.875%, due 7/1/35	1,735,000	1,760,626
6.00%, due 7/1/25	3,735,000	3,825,349
Guam Power Authority Revenue Series A, Insured: NATL-RE 5.25%, due 10/1/34	150,000	149,991

		14,713,351

	Principal Amount	Value

Illinois 1.0%
Illinois Development Finance Authority Revenue, Community Rehab Providers Series A 5.60%, due 7/1/19	$565,000	$490,624
Illinois Finance Authority Education Revenue Series A, Insured: ACA 5.00%, due 9/1/27	1,000,000	863,530
Illinois Finance Authority Revenue, Chicago Charter School Project 5.00%, due 12/1/36	2,600,000	2,563,678
Illinois Finance Authority Revenue, Chicago Charter School Revenue Series A 7.125%, due 10/1/41	1,500,000	1,622,565
Illinois Finance Authority Revenue, Wesleyan University Series B, Insured: CIFG 4.50%, due 9/1/35	550,000	523,248
Massac County Hospital District Insured: CIFG 4.50%, due 11/1/31	110,000	111,498

		6,175,143

Indiana 2.1%
Anderson Indiana Economic Development Revenue
5.00%, due 10/1/24	780,000	675,285
5.00%, due 10/1/28	4,000,000	3,290,680
5.00%, due 10/1/32	2,545,000	2,005,409
Carmel Redevelopment District Series C 6.50%, due 7/15/35 (c)	1,000,000	1,038,910
Indiana Finance Authority Hospital Revenue, King’s Daughter Hospital
5.50%, due 8/15/40	3,800,000	3,829,830
5.50%, due 8/15/45	1,500,000	1,508,790
Indiana State Finance Authority Revenue, Educational Facilities-Marian University Project 6.375%, due 9/15/41	670,000	718,274

		13,067,178

Iowa 2.3%
Iowa Higher Education Loan Authority
Series A 5.00%, due 10/1/21	605,000	565,632
Series A 5.00%, due 10/1/22	1,405,000	1,296,211
Series A 5.25%, due 10/1/30	150,000	132,075

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Iowa (continued)
Iowa Tobacco Settlement Authority Revenue, Asset Backed Series C 5.625%, due 6/1/46	$6,330,000	$5,163,824
Xenia Rural Water District Revenue
Insured: CIFG 4.00%, due 12/1/14	280,000	289,453
Insured: CIFG 4.50%, due 12/1/31	1,920,000	1,778,285
Insured: CIFG 4.50%, due 12/1/41	960,000	841,997
Insured: CIFG 5.00%, due 12/1/41	3,925,000	3,818,475

		13,885,952

Kansas 0.0%‡
Kansas Development Finance Authority Hospital Revenue, Susan B. Allen Memorial Hospital Series Z, Insured: RADIAN 5.25%, due 12/15/23	150,000	150,242

Kentucky 0.2%
Glasgow Healthcare Revenue 6.45%, due 2/1/41	1,000,000	1,075,570

Louisiana 1.2%
Jefferson Parish, Louisiana, Hospital Service District No. 2 Revenue, East Jefferson General Hospital 6.375%, due 7/1/41	4,320,000	4,872,571
Louisiana Public Facilities Authority Revenue, Belle Chasse Education Foundation, Project 6.50%, due 5/1/31	1,000,000	1,110,740
Louisiana Public Facilities Authority Revenue, Black and Gold Facilities, Project
Series A, Insured: CIFG 4.50%, due 7/1/38	1,275,000	951,010
Series A, Insured: CIFG 5.00%, due 7/1/39	610,000	620,791

		7,555,112

Maine 2.4%
♦Maine State Housing Authority Mortgage Revenue Series H 0.39%, due 11/15/40 (b)	14,950,000	14,950,000

	Principal Amount	Value

Maryland 0.8%
Baltimore, MD, Convention Center Hotel Revenue
Series A, Insured: XLCA 4.60%, due 9/1/30	$220,000	$199,280
Series A, Insured: XLCA 5.00%, due 9/1/32	1,025,000	963,254
Series A, Insured: XLCA 5.25%, due 9/1/39	1,020,000	970,938
Maryland Economic Development Corp. Student Housing Revenue, Refunding University Medical College Park Projects Insured: AGC-ICC 4.50%, due 6/1/35	1,430,000	1,396,810
Maryland Health & Higher Educational Facilities Authority Revenue 6.25%, due 1/1/45	1,000,000	1,121,730

		4,652,012

Massachusetts 0.4%
Massachusetts Development Finance Agency Revenue, Eastern Nazarene College 5.625%, due 4/1/19	90,000	90,041
Massachusetts Development Finance Agency Revenue, Human Service Provider Insured: RADIAN 5.00%, due 9/1/35	100,000	92,231
Massachusetts Port Authority Facilities Revenue, Delta Airlines, Project
Series A, Insured: AMBAC 5.00%, due 1/1/21 (a)	270,000	254,370
Series A, Insured: AMBAC 5.00%, due 1/1/27 (a)	155,000	137,099
Series A, Insured: AMBAC 5.50%, due 1/1/19 (a)	145,000	142,924
Massachusetts State Health & Educational Facilities Authority Revenue, Lowell General Hospital Series C 5.125%, due 7/1/35	1,565,000	1,578,396

		2,295,061

Michigan 4.7%
Advanced Technology Academy, Public School Academy Revenue 6.00%, due 11/1/37	550,000	514,030
Chandler Park Academy, Public School Academy Revenue
5.125%, due 11/1/30	1,050,000	950,334
5.125%, due 11/1/35	605,000	525,080
Detroit Michigan Series A, Insured: XLCA 5.00%, due 4/1/13	100,000	98,685

16	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Michigan (continued)
Michigan Finance Authority Educational Facility Revenue Series A 8.00%, due 10/1/30	$1,250,000	$1,368,887
Michigan Finance Authority Educational Facility Revenue, Creative Studies
5.875%, due 12/1/28	2,360,000	2,430,021
6.125%, due 12/1/33	4,100,000	4,244,074
6.125%, due 12/1/37	980,000	1,011,517
Michigan Finance Authority Limited Obligation Revenue 7.50%, due 11/1/40	855,000	919,057
Michigan Finance Authority Limited Obligation Revenue, Detroit Service Learning Academy Project
7.00%, due 10/1/31	2,120,000	2,251,928
7.00%, due 10/1/36	1,740,000	1,822,911
Michigan Finance Authority Limited Obligation Revenue, Public School Academy-Voyageur
7.75%, due 7/15/26	1,000,000	1,024,110
8.00%, due 7/15/41	2,000,000	2,049,280
Michigan Municipal Bond Authority Revenue, Local Government Loan Program
Series C, Insured: AMBAC 4.50%, due 5/1/31	305,000	259,390
Series B, Insured: AMBAC 5.00%, due 12/1/34	340,000	310,767
Michigan Public Educational Facilities Authority Revenue 8.00%, due 4/1/40	500,000	534,970
Michigan Public Educational Facilities Authority Revenue, Landmark Academy 7.00%, due 12/1/39	5,105,000	5,308,689
Michigan Tobacco Settlement Finance Authority
Series A 6.00%, due 6/1/34	500,000	405,420
Series A 6.00%, due 6/1/48	3,545,000	2,792,219

		28,821,369

Minnesota 0.3%
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue Series A 6.625%, due 9/1/42	1,000,000	1,054,450
Washington County Housing & Redevelopment Authority, Hospital Facilities Revenue, Healtheast Project 5.50%, due 11/15/27	500,000	500,015

	Principal Amount	Value

Minnesota (continued)
Winona, MN Health care Facilities 5.00%, due 7/1/34	$400,000	$400,992

		1,955,457

Mississippi 0.2%
Claiborne County, Mississippi Pollution Control Revenue 6.20%, due 2/1/26	100,000	100,094
Mississippi Development Bank Special Obligation, Magnolia Regional Health Center Series A 6.75%, due 10/1/36	1,250,000	1,423,250

		1,523,344

Missouri 1.0%
Arnold Retail Corridor Transportation Development District 6.65%, due 5/1/38	500,000	524,320
Branson Industrial Development Authority Tax Increment Revenue 5.50%, due 6/1/29	3,510,000	3,140,818
Kansas City Industrial Development Authority Revenue 6.25%, due 9/1/32	1,000,000	1,071,260
Lees Summit Tax Increment Revenue 7.25%, due 4/1/30	1,500,000	1,545,720

		6,282,118

Nebraska 2.5%
♦Central Plains Energy Project Gas Project Revenue, Project No. 3 5.00%, due 9/1/27	7,000,000	7,326,480
5.00%, due 9/1/42	5,000,000	5,023,200
Gage County Hospital Authority No. 1, Health Care Facilities Revenue, Beatrice Community Hospital & Health Center, Inc. Series B 6.75%, due 6/1/35	2,835,000	3,064,607

		15,414,287

Nevada 3.7%
Clark County Economic Development Revenue, University Southern Nevada Project
Insured: RADIAN 4.625%, due 4/1/37	1,645,000	1,387,080
Insured: RADIAN 5.00%, due 4/1/27	675,000	646,880
♦Clark County, NV General Obligation Series A 0.75%, due 7/1/27 (a)(b)	15,000,000	15,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Nevada (continued)
Clark County, NV, Economic Development Revenue, Refunding, Southwest Gas Corp. Project Series B, Insured: FGIC 5.00%, due 12/1/33 (a)	$240,000	$240,139
Clark County, NV, Industrial Development Revenue, Southwest Gas Corp. Series C Insured: AMBAC 5.95%, due 12/1/38 (a)	5,000,000	5,042,800
Director of the State of Nevada Department of Business & Industry Lease Revenue, Tahoe Regional Planning Agency Project Series A, Insured: AMBAC 4.50%, due 6/1/37	555,000	373,876
Reno, NV, Capital Improvement Revenue Series B Insured: FGIC (zero coupon), due 6/1/38	1,005,000	186,367

		22,877,142

New Hampshire 0.2%
Manchester Housing and Redevelopment Authority Revenue Series A, Insured: ACA 6.75%, due 1/1/14	140,000	137,465
Manchester Housing and Redevelopment Authority Revenue, Capital Appreciation
Series B, Insured: RADIAN (zero coupon), due 1/1/17	1,055,000	677,299
Series B, Insured: ACA (zero coupon), due 1/1/26	1,400,000	357,028

		1,171,792

New Jersey 5.4%
Camden County, New Jersey Improvement Authority Revenue Series A 5.75%, due 2/15/34	1,000,000	1,014,780
Middlesex County Improvement Authority, George Street Student Housing Project Series A 5.00%, due 8/15/35	160,000	161,869
New Jersey Economic Development Authority Revenue, Applewood Estates Project
Series A, Insured: RADIAN 5.00%, due 10/1/25	240,000	226,529
Series A, Insured: RADIAN 5.00%, due 10/1/35	3,880,000	3,403,924

	Principal Amount	Value

New Jersey (continued)
New Jersey Economic Development Authority Revenue, Capital Appreciation Series A, Insured: NATL-RE (zero coupon), due 7/1/18	$225,000	$179,226
New Jersey Economic Development Authority Revenue, Cigarette Tax
5.50%, due 6/15/31	685,000	759,295
5.75%, due 6/15/29	3,720,000	4,143,113
5.75%, due 6/15/34	1,000,000	1,112,610
New Jersey Economic Development Authority Revenue, MSU Student Housing Project 5.875%, due 6/1/42	900,000	978,615
New Jersey Economic Development Authority Revenue, Paterson Charter Science & Technology
Series A 5.00%, due 7/1/22	630,000	637,472
Series A 6.00%, due 7/1/32	650,000	663,325
Series A 6.10%, due 7/1/44	1,900,000	1,925,669
New Jersey Economic Development Authority Special Facilities Revenue, Continental Airlines Project
5.50%, due 4/1/28 (a)	180,000	168,046
6.25%, due 9/15/19 (a)	2,500,000	2,506,075
6.25%, due 9/15/29 (a)	1,600,000	1,603,888
6.40%, due 9/15/23 (a)	205,000	205,498
New Jersey Health Care Facilities Financing Authority Revenue
Insured: NATL-RE (zero coupon), due 7/1/17	120,000	100,037
Series B (zero coupon), due 7/1/31	205,000	74,649
5.00%, due 7/1/36	190,000	189,854
Insured: RADIAN 5.125%, due 7/1/32	175,000	171,220
6.25%, due 7/1/35	2,500,000	2,804,575
Tobacco Settlement Financing Corp., New Jersey
Series 1A 4.50%, due 6/1/23	1,000,000	948,820
Series 1A 4.625%, due 6/1/26	4,460,000	4,035,898
Series 1A 5.00%, due 6/1/41	6,605,000	5,238,491

		33,253,478

18	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
New York 8.3%
Erie County Tobacco Asset Securitization Corp., Tobacco Settlement, Asset-Backed Bonds Series A 5.00%, due 6/1/45	$490,000	$361,880
Long Island Power Authority Revenue Insured: AGM 0.45%, due 12/1/29 (b)	3,000,000	3,000,000
♦New York City Hall, General Obligation
Series A-6, Insured: AGM 0.36%, due 11/1/26 (b)	8,060,000	8,060,000
Series A 0.42%, due 8/1/16 (b)	7,500,000	7,500,000
New York City Industrial Development Agency Revenue, Queens Baseball Stadium
Insured: AMBAC 4.75%, due 1/1/42	800,000	739,000
Insured: AMBAC 5.00%, due 1/1/46	2,700,000	2,601,936
New York City Industrial Development Agency Special Facilities Revenue, JFK International Airport, American Airlines Project Series A 8.00%, due 8/1/12 (a)(d)	4,170,000	4,180,842
New York City Industrial Development Agency Special Facility Revenue, British Airways PLC Project 5.25%, due 12/1/32 (a)	555,000	490,070
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue Series A 1.00%, due 6/15/33 (b)	3,150,000	3,150,000
New York City Municipal Water Finance Authority, 2nd General Resolution Series AA-3 0.36%, due 6/15/32 (b)	4,300,000	4,300,000
♦New York City Transitional Finance Authority Revenue Series 2A 0.36%, due 11/1/22 (b)	10,350,000	10,350,000
New York Liberty Development Corp. Revenue Refunding, Second Priority Bank of America 6.375%, due 7/15/49	1,000,000	1,116,080

	Principal Amount	Value

New York (continued)
Suffolk County Economic Development Corp. Revenue Refunding, Peconic Landing Southold 6.00%, due 12/1/40	$1,000,000	$1,080,300
Tsasc, Inc., New York
Series 1 5.00%, due 6/1/34	45,000	34,415
Series 1 5.125%, due 6/1/42	5,605,000	4,138,452

		51,102,975

Ohio 4.4%
♦Buckeye, Ohio, Tobacco Settlement Financing Authority
Series A-2 5.75%, due 6/1/34	7,525,000	5,872,359
Series A-2 5.875%, due 6/1/30	1,000,000	805,900
Series A-2 5.875%, due 6/1/47	5,090,000	3,978,344
Cleveland-Cuyahoga County Port Authority Revenue, Student Housing Euclid Avenue Project
Insured: AMBAC 4.25%, due 8/1/15	200,000	196,652
Insured: AMBAC 4.50%, due 8/1/36	960,000	704,784
Insured: AMBAC 5.00%, due 8/1/21	100,000	94,667
Insured: AMBAC 5.00%, due 8/1/28	110,000	94,870
Special Assessment/Tax Increment 7.00%, due 12/1/18	935,000	955,131
Special Assessment/Tax Increment 7.35%, due 12/1/31	6,000,000	6,090,420
Erie County, Ohio, Hospital Facilities Revenue Series A 5.25%, due 8/15/46	275,000	276,581
Ohio State Environmental Facilities Revenue, Ford Motor Co. Project 6.15%, due 6/1/30 (a)	125,000	125,048
Ohio State Higher Educational Facilities Commission, Higher Educational- Wittenberg University Insured: AMBAC 5.00%, due 6/1/29	140,000	140,161
Summit County Port Authority Revenue
Series G 4.875%, due 5/15/25	500,000	455,515
Series B 6.875%, due 5/15/40	1,250,000	1,327,887

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Ohio (continued)
Toledo-Lucas County Port Authority Special Assessment Revenue, Crocker Park Public Improvement Project 5.375%, due 12/1/35	$5,625,000	$5,731,987

		26,850,306

Oklahoma 1.3%
Norman Regional Hospital Authority Revenue
5.125%, due 9/1/37	7,395,000	6,915,286
Insured: RADIAN 5.50%, due 9/1/32	140,000	135,011
Tulsa Municipal Airport Trust, AMR Corporation 7.35%, due 12/1/11 (d)	1,000,000	900,000

		7,950,297

Oregon 0.3%
Oregon Facilities Authority Revenue, Student Housing Chief Ashland Insured: AGM 5.00%, due 7/1/44	2,000,000	2,076,620

Pennsylvania 6.4%
Aleppo Township, Pennsylvania, Sewer Revenue
5.75%, due 12/1/36	1,220,000	1,256,271
5.75%, due 12/1/41	1,055,000	1,083,759
Allegheny County Higher Education Building Authority Revenue 7.00%, due 11/1/40	1,000,000	1,092,070
Allegheny County Industrial Development Authority Revenue, Propel Charter Montour Series A 6.75%, due 8/15/35	305,000	321,699
Chester County Health & Education Facilities Authority, Chester County Hospital Series A 6.75%, due 7/1/31	885,000	885,628
Erie County, Pennsylvania, Hospital Authority Health Facilities Revenue Series A, Insured: RADIAN 4.50%, due 7/1/23	340,000	294,131
Harrisburg, PA
Series D, Insured: AMBAC (zero coupon), due 9/15/12	365,000	355,762
Series D, Insured: AMBAC (zero coupon), due 3/15/13	525,000	493,804

	Principal Amount	Value

Pennsylvania (continued)
Harrisburg, PA (continued)
Series F, Insured: AMBAC (zero coupon), due 3/15/13	$150,000	$141,087
Series D, Insured: AMBAC (zero coupon), due 9/15/13	75,000	68,116
Series: F, Insured: AMBAC (zero coupon), due 9/15/13	355,000	322,418
Series D, Insured: AMBAC (zero coupon), due 3/15/14	450,000	393,930
Series F, Insured: AMBAC (zero coupon), due 3/15/14	40,000	35,016
Series D, Insured: AMBAC (zero coupon), due 9/15/14	50,000	42,244
Series F, Insured: AMBAC (zero coupon), due 9/15/14	365,000	308,378
Series D, Insured: AMBAC (zero coupon), due 3/15/15	140,000	113,842
Series F, Insured: AMBAC (zero coupon), due 3/15/15	460,000	374,054
Series F, Insured: AMBAC (zero coupon), due 9/15/15	310,000	243,173
Series F, Insured: AMBAC (zero coupon), due 3/15/16	280,000	211,089
Series D, Insured: AMBAC (zero coupon), due 3/15/16	395,000	297,787
Series D, Insured: AMBAC (zero coupon), due 9/15/16	135,000	98,133
Series F, Insured: AMBAC (zero coupon), due 9/15/16	50,000	36,346
Series D, Insured: AMBAC (zero coupon), due 9/15/17	80,000	54,064
Series F, Insured: AMBAC (zero coupon), due 3/15/18	100,000	64,427
Series F, Insured: AMBAC (zero coupon), due 9/15/18	95,000	58,958
Series D, Insured: AMBAC (zero coupon), due 9/15/18	25,000	15,515
Series F, Insured: AMBAC (zero coupon), due 9/15/19	40,000	22,549
Series F, Insured: AMBAC (zero coupon), due 9/15/20	155,000	80,843
Series F, Insured: AMBAC (zero coupon), due 9/15/22	100,000	42,478
Harrisburg, Pennsylvania, Authority Revenue, University of Science Series B 6.00%, due 9/1/36	2,600,000	2,121,808
Harrisburg, Pennsylvania, Parking Authority Revenue
Series T, Insured: XLCA 4.00%, due 5/15/19	70,000	63,478

20	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
Harrisburg, Pennsylvania, Parking Authority Revenue (continued)
Series R, Insured: XLCA 4.25%, due 5/15/16	$60,000	$57,481
Series J, Insured: NATL-RE 5.00%, due 9/1/22	500,000	464,040
JP Morgan Chase Putters / Drivers Trust Putters Series 3933 0.40%, due 6/29/12 (b)(e)	7,850,000	7,850,000
Pennsylvania Economic Development Financing Authority Revenue Series B 8.00%, due 5/1/29	250,000	272,527
Pennsylvania Higher Educational Facilities Authority Revenue Series A, Insured: RADIAN 5.125%, due 4/1/33	175,000	168,791
Pennsylvania Higher Educational Facilities Authority Revenue, Shippensburg University 6.25%, due 10/1/43	1,000,000	1,066,620
Pennsylvania Higher Educational Facilities Authority Revenue, University of the Arts
Series A, Insured: RADIAN 5.00%, due 9/15/33	150,000	137,457
Insured: RADIAN 5.75%, due 3/15/30	1,040,000	1,040,073
Philadelphia Authority for Industrial Development Revenue, Discovery Charter School Project 6.625%, due 12/15/41	1,000,000	1,024,960
Philadelphia Authority for Industrial Development Revenue, First Philadelphia Charter
Series A 5.85%, due 8/15/37	1,650,000	1,599,064
5.875%, due 4/1/32	480,000	488,088
6.25%, due 4/1/42	500,000	511,465
Philadelphia Authority for Industrial Development Revenue, Please Touch Museum Project
4.25%, due 9/1/19	605,000	538,559
5.25%, due 9/1/26	1,000,000	894,780
5.25%, due 9/1/31	2,425,000	2,098,595
5.25%, due 9/1/36	1,125,000	932,726
Philadelphia Hospitals and Higher Education Facilities Authority Revenue Series A 6.625%, due 11/15/23	3,460,000	3,461,938

	Principal Amount	Value

Pennsylvania (continued)
Susquehanna Area Regional Airport Authority System Revenue
Series A, Insured: AMBAC 5.00%, due 1/1/28 (a)	$170,000	$159,759
Series B, Insured: AMBAC 5.00%, due 1/1/33	270,000	265,540
West Shore Area Authority Hospital Revenue, Holy Spirit Hospital Sisters 6.50%, due 1/1/41	1,200,000	1,369,236
York, PA 7.25%, due 11/15/41	1,370,000	1,547,196
York, PA General Authority Guaranteed Revenue, York City Recreation Corp.
Insured: AMBAC 5.50%, due 5/1/15	655,000	664,687
Insured: AMBAC 5.50%, due 5/1/18	1,475,000	1,491,181

		39,097,620

Rhode Island 3.0%
Central Falls Insured: AMBAC 4.05%, due 7/15/25	280,000	210,851
Providence Redevelopment Agency Certificates of Participation
Series A, Insured: RADIAN (zero coupon), due 9/1/24	1,735,000	767,338
Series A, Insured: RADIAN (zero coupon), due 9/1/26	685,000	261,184
Series A, Insured: RADIAN (zero coupon), due 9/1/29	1,835,000	559,418
Series A, Insured: RADIAN (zero coupon), due 9/1/30	1,835,000	518,589
Series A, Insured: RADIAN (zero coupon), due 9/1/32	775,000	189,774
Series A, Insured: RADIAN (zero coupon), due 9/1/35	280,000	53,256
Series A, Insured: RADIAN (zero coupon), due 9/1/36	345,000	60,403
Providence, RI, Special Obligation, Tax Increment
Series E, Insured: RADIAN 5.00%, due 6/1/12	510,000	510,051
Series E, Insured: RADIAN 5.00%, due 6/1/13	600,000	598,284
Rhode Island Health and Educational Building Corp. Series B, Insured: AMBAC 5.00%, due 5/15/21	1,000,000	998,900
Rhode Island Housing & Mortgage Finance Corp. Series C 0.50%, due 4/1/47 (a)(b)	10,000,000	10,000,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Rhode Island (continued)
Tobacco Settlement Financing Corp. Series A 6.125%, due 6/1/32	$200,000	$200,720
Woonsocket, RI
Insured: FGIC 5.75%, due 10/1/14	520,000	515,934
Insured: FGIC 5.75%, due 10/1/15	500,000	493,130
Insured: FGIC 5.75%, due 10/1/16	530,000	515,897
Insured: FGIC 6.00%, due 10/1/17	1,200,000	1,170,216
Insured: FGIC 6.00%, due 10/1/18	695,000	671,662

		18,295,607

South Carolina 0.2%
South Carolina Educational Facilities Authority, Benedict College Insured: RADIAN 5.625%, due 7/1/31	755,000	673,256
South Carolina Jobs-Economic Development Authority Health Facilities Revenue 5.70%, due 5/1/26	255,000	255,015

		928,271

Tennessee 0.4%
Blount County Tennessee Public Building Authority Revenue Series A 0.62%, due 6/1/32 (b)	1,255,000	1,255,000
Chattanooga Health Educational & Housing Facility Board Revenue, Refunding Series B 6.00%, due 10/1/35	500,000	508,760
Sevier County Public Building Authority, Government Public Improvement, City of Oak Ridge Series A 0.83%, due 6/1/36 (b)	600,000	600,000

		2,363,760

Texas 9.1%
Alliance Airport Authority, American Airlines Project 7.00%, due 12/1/11 (a)(d)	1,200,000	633,000
Austin Convention Enterprises, Inc., Convention Center Revenue Bond
Series A, Insured: XLCA 4.30%, due 1/1/33	130,000	118,820

	Principal Amount	Value

Texas (continued)
Austin Convention Enterprises, Inc., Convention Center Revenue Bond (continued)
Series A, Insured: XLCA 5.00%, due 1/1/34	$7,270,000	$7,291,083
Series A, Insured: XLCA 5.25%, due 1/1/24	1,500,000	1,572,540
Central Texas Regional Mobility Authority Revenue
(zero coupon), due 1/1/33	135,000	41,243
(zero coupon), due 1/1/35	1,250,000	335,125
6.75%, due 1/1/41	5,000,000	5,458,300
Clifton Higher Education Finance Corp. Education Revenue, Idea Public Schools 5.75%, due 8/15/41	1,750,000	1,893,762
Dallas-Fort Worth, Texas International Airport Revenue Series A, Insured: FGIC 6.00%, due 11/1/28 (a)	60,000	60,239
♦Harris County-Houston Sports Authority Revenue
Series B, Insured: NATL-RE (zero coupon), due 11/15/13	215,000	197,392
Series B, Insured: NATL-RE (zero coupon), due 11/15/15	1,350,000	1,105,569
Series B, Insured: NATL-RE (zero coupon), due 11/15/16	100,000	77,404
Series G, Insured: NATL-RE (zero coupon), due 11/15/18	325,000	222,596
Series B, Insured: NATL-RE (zero coupon), due 11/15/18	800,000	548,272
Series B, Insured: NATL-RE (zero coupon), due 11/15/20	240,000	145,932
Series B, Insured: NATL-RE (zero coupon), due 11/15/22	2,360,000	1,264,205
Series H, Insured: NATL-RE (zero coupon), due 11/15/24	480,000	224,275
Series H, Insured: NATL-RE (zero coupon), due 11/15/26	60,000	24,484
Series H, Insured: NATL-RE (zero coupon), due 11/15/29	360,000	120,038
Series H, Insured: NATL-RE (zero coupon), due 11/15/30	415,000	128,588
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/32	265,000	71,645
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/33	340,000	86,251
Series H, Insured: NATL-RE (zero coupon), due 11/15/33	145,000	36,478
Series A-3, Insured: NATL-RE (zero coupon), due 11/15/34	70,000	16,482

22	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
♦Harris County-Houston Sports Authority Revenue (continued)
Series A, Insured: NATL-RE (zero coupon), due 11/15/34	$700,000	$179,494
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	665,000	115,956
Series A, Insured: NATL-RE (zero coupon), due 11/15/38	30,910,000	6,061,760
Series H, Insured: NATL-RE (zero coupon), due 11/15/39	1,000,000	163,260
Series A, Insured: NATL-RE (zero coupon), due 11/15/40	515,000	86,005
Series H, Insured: NATL-RE (zero coupon), due 11/15/41	520,000	74,001
Series G, Insured: NATL-RE 5.25%, due 11/15/21	110,000	111,100
Series B, Insured: NATL-RE 5.25%, due 11/15/40	800,000	799,960
Houston Higher Education Finance Corp.
Series A 6.00%, due 8/15/36	675,000	681,068
Series A 6.00%, due 8/15/41	940,000	941,720
Series A 6.875%, due 5/15/41	1,700,000	2,037,722
Houston, Texas Airport System Revenue, Special Facilities Continental Airlines
Series B 6.125%, due 7/15/27 (a)	175,000	174,963
Series C 6.125%, due 7/15/27 (a)	465,000	464,902
6.625%, due 7/15/38 (a)	1,000,000	1,068,400
Series E 6.75%, due 7/1/21 (a)	755,000	761,055
Series E 7.00%, due 7/1/29 (a)	500,000	502,380
North Texas Education Finance Corp. Series A 5.25%, due 12/1/47	2,750,000	2,766,995
San Juan, Texas Higher Education Finance Authority Revenue, Idea Public Schools Series A 6.70%, due 8/15/40	1,000,000	1,120,630
Texas Private Activity Bond Surface Transportation Corp. Revenue
6.875%, due 12/31/39	3,050,000	3,506,524
7.00%, due 6/30/40	3,080,000	3,591,958
7.50%, due 6/30/33	750,000	908,573

	Principal Amount	Value

Texas (continued)
Texas State Public Finance Authority Charter School Finance Corp. Revenue, ED—Burnham Wood Project Series A 6.25%, due 9/1/36	$1,300,000	$1,242,085
Texas State Public Finance Authority Charter School Finance Corp. Revenue, ED—Cosmos Foundation Series A 5.375%, due 2/15/37	500,000	508,565
Texas State Turnpike Authority, Central Texas System, Revenue Insured: AMBAC (zero coupon), due 8/15/37	155,000	34,086
Travis County Health Facilities Development Corp. Revenue, Westminster Manor 7.125%, due 11/1/40	1,000,000	1,117,820
Tyler Health Facilities Development Corp. 5.375%, due 11/1/37	5,250,000	5,353,792

		56,048,497

Utah 0.4%
Santa Clara, Utah, Municipal Building Authority Lease Revenue Insured: AGC-ICC 4.125%, due 2/1/28 (c)	800,000	791,728
Utah State Charter School Finance Authority Revenue, North Star Academy Series A 7.00%, due 7/15/45	600,000	642,384
Utah State Charter School Finance Authority Revenue, Science & Arts Academy Series A 7.75%, due 3/15/39	950,000	1,034,037

		2,468,149

Vermont 0.3%
Vermont Educational & Health Buildings Financing Agency Revenue
Series A, Insured: RADIAN 5.00%, due 7/1/34	200,000	165,414
Series A, Insured: RADIAN 5.75%, due 2/15/37	140,000	141,917
Vermont Educational & Health Buildings Financing Agency, Development & Mental Health Services Series A, Insured: RADIAN 4.75%, due 8/15/36	450,000	340,807
Vermont State Housing Finance Agency Series C, Insured: AGM 0.65%, due 11/1/37 (a)(b)	900,000	900,000

		1,548,138

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Virginia 3.2%
♦Capital Beltway Funding Corp. Revenue Series B 5.45%, due 12/31/47 (b)	$10,795,000	$10,795,000
Virginia Small Business Financing Authority Revenue
5.50%, due 1/1/42 (a)	7,300,000	7,533,600
6.00%, due 1/1/37 (a)	1,300,000	1,416,623

		19,745,223

Washington 0.4%
Greater Wenatchee Regional Events Center Public Facilities District Revenue, Revenue & Special Tax Building 5.25%, due 12/1/11 (c)(d)	1,535,000	1,228,000
King County, Washington, Public Hospital District No. 4 7.00%, due 12/1/40	1,000,000	1,052,660
Tobacco Settlement Authority Revenue, Washington 6.625%, due 6/1/32	65,000	67,456

		2,348,116

West Virginia 0.5%
Ohio County Commission Commercial Development Revenue Series A 5.50%, due 6/1/36	2,705,000	2,533,692
Ohio County, West Virginia, Commission Special District Excise Tax Revenue 5.75%, due 3/1/36	400,000	417,044

		2,950,736

Wisconsin 0.9%
Menasha Wisconsin
Insured: NATL-RE 3.70%, due 3/1/13	740,000	727,035
4.40%, due 9/1/17	100,000	89,111
Public Finance Authority Revenue, Continuing Care Retirement Community Series A 8.25%, due 6/1/46	1,000,000	1,096,090
Warrens Wisconsin, Refunding 4.70%, due 12/1/19	120,000	98,979
Wisconsin Health & Educational Facilities Authority Revenue Series A 0.48%, due 5/1/25 (b)	3,450,000	3,450,000

		5,461,215

	Principal Amount	Value

Wyoming 0.3%
West Park Hospital District Revenue, West Park Hospital Project Series B 6.50%, due 6/1/27	$500,000	$583,425
Wyoming Community Development Authority Student Housing Revenue 6.50%, due 7/1/43	930,000	1,000,345

		1,583,770

Total Municipal Bonds (Cost $563,211,211)		597,834,391

	Shares

Unaffiliated Investment Companies 2.7%
California 0.4%
BlackRock MuniYield California Fund, Inc.	4,960	78,368
BlackRock MuniYield California Insured Fund, Inc.	15,810	243,790
Invesco California Quality Municipal Securities	103,353	1,500,686
Nuveen California Dividend Advantage Municipal Fund	10,674	157,655
Nuveen California Municipal Market Opportunity Fund	45,202	721,876

		2,702,375

Michigan 0.1%
Nuveen Michigan Premium Income Fund	1,405	20,962
Nuveen Michigan Quality Income	23,148	355,322

		376,284

Multi-State 2.1%
Invesco Municipal Income Opportunities Trust	38,418	270,847
Invesco Municipal Income Opportunities Trust II	8,290	63,501
Invesco Quality Municipal Income Trust	8,865	122,692
Invesco Quality Municipal Securities	34,620	520,339
♦Market Vectors High Yield Municipal Index ETF	380,000	12,061,200

		13,038,579

New Jersey 0.0%‡
BlackRock New Jersey Municipal Bond Trust	10,032	169,842

New York 0.0%‡
Nuveen New York Dividend Advantage Municipal Fund	620	9,095

24	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Unaffiliated Investment Companies (continued)
Pennsylvania 0.1%
Nuveen Pennsylvania Investment Quality Municipal Fund	9,600	$150,432
Nuveen Pennsylvania Premium Income Municipal Fund 2	20,000	290,200

		440,632

Total Unaffiliated Investment Companies (Cost $16,054,705)		16,736,807

Total Investments (Cost $579,265,916) (f)	100.2%	614,571,198
Other Assets, Less Liabilities	(0.2)	(1,487,088)
Net Assets	100.0%	$613,084,110

‡	Less than one-tenth of a percent.

(a)	Interest on these securities is subject to alternative minimum tax.

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2012.

(c)	Illiquid security. The total market value of these securities as of April 30, 2012 is $3,058,638, which represents 0.5% of the Fund’s net assets.
(d)	Issue in default.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(f)	As of April 30, 2012, cost is $579,270,870 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$36,802,228
Gross unrealized depreciation	(1,501,900)

Net unrealized appreciation	$35,300,328

The following abbreviations are used in the above portfolio:

ACA—ACA Financial Guaranty Corp.

AGC-ICC—Assured Guaranty Corporation-Insured Custody Certificates

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

CIFG—CIFG Group

ETF—Exchange Traded Fund

FGIC—Financial Guaranty Insurance Co.

NATL-RE—National Public Finance Guarantee Corp.

RADIAN—Radian Asset Assurance, Inc.

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$597,834,391	$—	$597,834,391
Unaffiliated Investment Companies	16,736,807	—	—	16,736,807

Total Investments in Securities	$16,736,807	$597,834,391	$—	$614,571,198

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $579,265,916)	$614,571,198
Cash	114,533
Receivables:
Fund shares sold	9,959,911
Dividends and interest	7,791,076
Other assets	82,969

Total assets	632,519,687

Liabilities
Payables:
Investment securities purchased	17,201,709
Fund shares redeemed	1,069,277
Manager (See Note 3)	236,885
NYLIFE Distributors (See Note 3)	156,925
Professional fees	35,145
Shareholder communication	11,841
Transfer agent (See Note 3)	10,724
Custodian	513
Dividend payable	712,558

Total liabilities	19,435,577

Net assets	$613,084,110

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$53,931
Additional paid-in capital	578,462,444

578,516,375
Distributions in excess of net investment income	(16,512)
Accumulated net realized gain (loss) on investments	(721,035)
Net unrealized appreciation (depreciation) on investments	35,305,282

Net assets	$613,084,110

Investor Class
Net assets applicable to outstanding shares	$1,618,475

Shares of beneficial interest outstanding	142,497

Net asset value per share outstanding	$11.36
Maximum sales charge (4.50% of offering price)	0.54

Maximum offering price per share outstanding	$11.90

Class A
Net assets applicable to outstanding shares	$288,685,218

Shares of beneficial interest outstanding	25,384,911

Net asset value per share outstanding	$11.37
Maximum sales charge (4.50% of offering price)	0.54

Maximum offering price per share outstanding	$11.91

Class C
Net assets applicable to outstanding shares	$124,747,956

Shares of beneficial interest outstanding	10,994,896

Net asset value and offering price per share outstanding	$11.35

Class I
Net assets applicable to outstanding shares	$198,032,461

Shares of beneficial interest outstanding	17,409,194

Net asset value and offering price per share outstanding	$11.38

26	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$11,567,775
Dividends	210,767

Total income	11,778,542

Expenses
Manager (See Note 3)	1,156,131
Distribution/Service—Investor Class (See Note 3)	1,562
Distribution/Service—Class A (See Note 3)	291,308
Distribution/Service—Class C (See Note 3)	394,118
Transfer agent (See Note 3)	101,965
Registration	48,359
Professional fees	34,919
Shareholder communication	15,771
Custodian	8,609
Trustees	4,819
Miscellaneous	7,404

Total expenses before waiver/reimbursement	2,064,965
Expense waiver/reimbursement from Manager (See Note 3)	(108,532)

Net expenses	1,956,433

Net investment income (loss)	9,822,109

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	530,930
Net change in unrealized appreciation (depreciation) on investments	30,127,853

Net realized and unrealized gain (loss) on investments	30,658,783

Net increase (decrease) in net assets resulting from operations	$40,480,892

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,822,109	$6,727,397
Net realized gain (loss) on investments, futures transactions and investments from unaffiliated investment companies transactions	530,930	(1,251,965)
Net change in unrealized appreciation (depreciation) on investments	30,127,853	2,670,612

Net increase (decrease) in net assets resulting from operations	40,480,892	8,146,044

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(30,137)	(39,557)
Class A	(5,535,194)	(3,271,088)
Class C	(1,541,804)	(849,109)
Class I	(2,705,509)	(2,601,030)

	(9,812,644)	(6,760,784)

From net realized gain on investments:
Investor Class	—	(1,870)
Class A	—	(68,664)
Class C	—	(19,909)
Class I	—	(141,212)

	—	(231,655)

Total dividends and distributions to shareholders	(9,812,644)	(6,992,439)

Capital share transactions:
Net proceeds from sale of shares	413,889,449	255,353,011
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,107,440	4,695,665
Cost of shares redeemed	(94,577,989)	(78,063,267)

Increase (decrease) in net assets derived from capital share transactions	325,418,900	181,985,409

Net increase (decrease) in net assets	356,087,148	183,139,014

Net Assets
Beginning of period	256,996,962	73,857,948

End of period	$613,084,110	$256,996,962

Distributions in excess of net investment income at end of period	$(16,512)	$(25,977)

28	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,	March 31, 2010** through October 31,
	2012*		2011	2010
Net asset value at beginning of period	$10.57		$10.75	$10.00

Net investment income (loss)	0.26	(a)	0.57 (a)	0.27
Net realized and unrealized gain (loss) on investments	0.79		(0.17)	0.75

Total from investment operations	1.05		0.40	1.02

Less dividends and distributions:
From net investment income	(0.26)		(0.55)	(0.27)
From net realized gain on investments	—		(0.03)	—

Total dividends and distributions	(0.26)		(0.58)	(0.27)

Net asset value at end of period	$11.36		$10.57	$10.75

Total investment return (b)	10.10	%(c)	4.03%	10.32	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.83	%††	5.58%	5.03	%††
Net expenses	0.86	%††	0.90%	1.00	%††
Expenses (before waiver/reimbursement)	0.91	%††	1.09%	1.73	%††
Portfolio turnover rate	70%		154%	163%
Net assets at end of period (in 000’s)	$1,618		$989	$598

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,	March 31, 2010** through October 31,
	2012*		2011	2010
Net asset value at beginning of period	$10.58		$10.77	$10.00

Net investment income (loss)	0.26	(a)	0.58 (a)	0.27
Net realized and unrealized gain (loss) on investments	0.79		(0.19)	0.78

Total from investment operations	1.05		0.39	1.05

Less dividends and distributions:
From net investment income	(0.26)		(0.55)	(0.28)
From net realized gain on investments	—		(0.03)	—

Total dividends and distributions	(0.26)		(0.58)	(0.28)

Net asset value at end of period	$11.37		$10.58	$10.77

Total investment return (b)	10.09	%(c)	4.00%	10.59	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.75	%††	5.58%	5.20	%††
Net expenses	0.85	%††	0.85%	0.85	%††
Expenses (before waiver/reimbursement)	0.90	%††	1.04%	1.58	%††
Portfolio turnover rate	70%		154%	163%
Net assets at end of period (in 000’s)	$288,685		$150,071	$23,062

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

30	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,	March 31, 2010** through October 31,
	2012*		2011	2010
Net asset value at beginning of period	$10.56		$10.75	$10.00

Net investment income (loss)	0.21	(a)	0.50 (a)	0.22
Net realized and unrealized gain (loss) on investments	0.80		(0.18)	0.77

Total from investment operations	1.01		0.32	0.99

Less dividends and distributions:
From net investment income	(0.22)		(0.48)	(0.24)
From net realized gain on investments	—		(0.03)	—

Total dividends and distributions	(0.22)		(0.51)	(0.24)

Net asset value at end of period	$11.35		$10.56	$10.75

Total investment return (b)	9.67	%(c)	3.22%	9.96	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.90	%††	4.79%	4.33	%††
Net expenses	1.61	%††	1.65%	1.75	%††
Expenses (before waiver/reimbursement)	1.66	%††	1.84%	2.48	%††
Portfolio turnover rate	70%		154%	163%
Net assets at end of period (in 000’s)	$124,748		$45,632	$5,477

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,	March 31, 2010** through October 31,
	2012*		2011	2010
Net asset value at beginning of period	$10.58		$10.77	$10.00

Net investment income (loss)	0.28	(a)	0.60 (a)	0.29
Net realized and unrealized gain (loss) on investments	0.80		(0.18)	0.76

Total from investment operations	1.08		0.42	1.05

Less dividends and distributions:
From net investment income	(0.28)		(0.58)	(0.28)
From net realized gain on investments	—		(0.03)	—

Total dividends and distributions	(0.28)		(0.61)	(0.28)

Net asset value at end of period	$11.38		$10.58	$10.77

Total investment return (b)	10.32	%(c)	4.21%	10.66	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.02	%††	5.88%	5.26	%††
Net expenses	0.60	%††	0.60%	0.60	%††
Expenses (before waiver/reimbursement)	0.65	%††	0.79%	1.33	%††
Portfolio turnover rate	70%		154%	163%
Net assets at end of period (in 000’s)	$198,032		$60,305	$44,720

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

32	MainStay High Yield Municipal Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Municipal Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares. Investor Class, Class A, Class C and Class I shares commenced operations on March 31, 2010. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income exempt from federal income taxes. The Fund’s secondary investment objective is total return.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and pays them monthly and declares and pays distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP. Prior to January 1, 2012, the Fund declared and paid dividends from net investment income monthly.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

34	MainStay High Yield Municipal Bond Fund

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of April 30, 2012, the Fund did not hold any futures contracts.

(H)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the

Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan.

The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)   Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.55% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.85% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund.

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $1,156,131 and waived its fees and/or reimbursed expenses in the amount of $108,532.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $2,964 and $175,484, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $6,991, $439 and $5,084, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$369
Class A	53,791
Class C	23,091
Class I	24,714

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$31,457	1.9%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $1,247,011 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2019	$1,247

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$729,862
Exempt Interest Dividends	6,262,577
Total	$6,992,439

36	MainStay High Yield Municipal Bond Fund

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $629,677 and $296,762, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Period ended April 30, 2012:
Shares sold	77,027	$846,309
Shares issued to shareholders in reinvestment of dividends	2,592	28,558
Shares redeemed	(14,991)	(163,806)

Net increase (decrease) in shares outstanding before conversion	64,628	711,061
Shares converted into Investor Class (See Note 1)	3,773	42,222
Shares converted from Investor Class (See Note 1)	(19,494)	(214,135)

Net increase (decrease)	48,907	$539,148

Investor Class (continued)	Shares	Amount

Year ended October 31, 2011:
Shares sold	63,084	$651,137
Shares issued to shareholders in reinvestment of dividends and distributions	3,766	38,468
Shares redeemed	(25,522)	(260,066)

Net increase (decrease) in shares outstanding before conversion	41,328	429,539
Shares converted into Investor Class (See Note 1)	15,540	160,097
Shares converted from Investor Class (See Note 1)	(18,929)	(194,327)

Net increase (decrease)	37,939	$395,309

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	16,915,613	$185,735,205
Shares issued to shareholders in reinvestment of dividends	357,717	3,954,017
Shares redeemed	(6,086,198)	(68,260,421)

Net increase (decrease) in shares outstanding before conversion	11,187,132	121,428,801
Shares converted into Class A (See Note 1)	19,464	214,135
Shares converted from Class A (See Note 1)	(3,770)	(42,222)

Net increase (decrease)	11,202,826	$121,600,714

Year ended October 31, 2011:
Shares sold	13,927,732	$144,855,630
Shares issued to shareholders in reinvestment of dividends and distributions	210,698	2,185,544
Shares redeemed	(2,101,386)	(21,804,649)

Net increase (decrease) in shares outstanding before conversion	12,037,044	125,236,525
Shares converted into Class A (See Note 1)	18,905	194,327
Shares converted from Class A (See Note 1)	(15,518)	(160,097)

Net increase (decrease)	12,040,431	$125,270,755

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	6,794,725	$74,742,716
Shares issued to shareholders in reinvestment of dividends	80,610	890,736
Shares redeemed	(203,081)	(2,223,723)

Net increase (decrease)	6,672,254	$73,409,729

Year ended October 31, 2011:
Shares sold	4,037,832	$41,846,270
Shares issued to shareholders in reinvestment of dividends and distributions	42,085	435,529
Shares redeemed	(266,817)	(2,722,001)

Net increase (decrease)	3,813,100	$39,559,798

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	13,770,050	$152,565,219
Shares issued to shareholders in reinvestment of dividends	111,283	1,234,129
Shares redeemed	(2,170,057)	(23,930,039)

Net increase (decrease)	11,711,276	$129,869,309

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

Class I (continued)	Shares	Amount

Year ended October 31, 2011:
Shares sold	6,519,805	$67,999,974
Shares issued to shareholders in reinvestment of dividends and distributions	200,807	2,036,124
Shares redeemed	(5,175,747)	(53,276,551)

Net increase (decrease)	1,544,865	$16,759,547

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay High Yield Municipal Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Municipal Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, extent and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In evaluating the performance of the Fund, the Board considered that the Fund had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

40	MainStay High Yield Municipal Bond Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	41

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX, once it is filed, will be available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q will be available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay High Yield Municipal Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26586 MS119-12	MSMHY10-06/12 NL0F5

MainStay Epoch Global Choice Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception of Class (7/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.01 10.06%	–7.63 –2.25%	–2.26 –1.15%	0.74 1.58%	1.90 1.90%
Class	Sales Charge		One Year	One Year	Five Years	Since Inception of Class (8/15/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.13 10.19%	–7.38 –1.99%	–2.17 –1.06%	0.64 1.64%	1.68 1.68%
Class	Sales Charge		One Year	One Year	Five Years	Since Inception of Class (07/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.71 9.71%	–3.88 –2.91%	–1.52 –1.52%	1.12 1.12%	2.65 2.65%
Class	Sales Charge		One Year	One Year	Five Years	Since Inception of Class (7/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		10.31%	–1.74%	–0.44%	2.20%	1.43%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from July 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class and Class C shares might have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from July 25, 2005 and

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception of the Fund
MSCI World Index[5]	7.54%	–4.63%	–1.78%	3.50%
Average Lipper Global Large-Cap Growth Fund[6]	9.49	–3.07	–0.42	4.56

the Class P shares from August 15, 2006, respectively, of the Epoch U.S. All Cap Equity Fund (the predecessor to the Fund) through November 15, 2009. The Epoch U.S. All Cap Equity Fund was subject to a different fee structure and was advised by Epoch Investment Partners, Inc.
5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper global large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s global large-cap floor. Global large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to their large-cap-specific subset of the S&P/Citigroup World BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch Global Choice Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch Global Choice Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,100.60	$8.77	$1,016.50	$8.42

Class A Shares	$1,000.00	$1,101.90	$7.84	$1,017.40	$7.52

Class C Shares	$1,000.00	$1,097.10	$12.62	$1,012.80	$12.11

Class I Shares	$1,000.00	$1,103.10	$6.54	$1,018.60	$6.27

1.

Expenses are equal to the Fund’s annualized expense ratio of each class (1.68% for Investor Class, 1.50% for Class A, 2.42% for Class C and 1.25% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Comcast Corp. Class A

2.	Apple, Inc.

3.	Microsoft Corp.

4.	Teva Pharmaceutical Industries, Ltd., Sponsored ADR

5.	Rolls-Royce Holdings PLC

6.	Imperial Tobacco Group PLC

7.	SES S.A.

8.	Subsea 7 S.A.

9.	Anheuser-Busch InBev N.V.

10.	Ecolab, Inc.

8	MainStay Epoch Global Choice Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers William Priest, CFA, Michael Welhoelter, CFA, and David Pearl of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch Global Choice Fund perform relative to its peers and its benchmark for the six months ended April 30, 2012?

Excluding all sales charges, MainStay Epoch Global Choice Fund returned 10.06% for Investor Class shares, 10.19% for Class A shares and 9.71% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 10.31%. All share classes outperformed the 9.49% return of the average Lipper1 global large-cap growth fund and the 7.54% return of the MSCI World Index2 for the six months ended April 30, 2012. The MSCI World Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was helped by stock selection and by having no exposure to Canada or Japan—or to coun-tries such as Portugal, Italy, Greece and Spain that were deeply affected by Europe’s sovereign debt crisis.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative perfor-mance and which sectors were particularly weak?

During the reporting period, the strongest contributors to the Fund’s performance relative to the MSCI World Index were the materials, consumer staples and information technology sectors. (Contributions take weightings and total returns into account.) The contributions were largely due to stock selec-tion, and the Fund’s greater-than-benchmark exposure to the information technology sector also helped.

During the reporting period, the consumer discretionary, telecommunication services and health care sectors detracted the most from the Fund’s performance relative to the MSCI World Index. Stock selection among consumer discretionary and health care companies hurt results, as did the Fund’s greater-than-benchmark exposure to the telecommunication services sector.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strong-est contributions to the Fund’s absolute performance were consumer electronics and entertainment company Apple, cable operator Comcast and electronic payment processor Visa. Apple reported strong quarterly results. Also, in a move long awaited by investors, the company announced it would begin paying a dividend. Comcast reported a rise in profits as it continued to deliver best-in-class operating performance within the cable industry. The company also substantially increased its dividend and announced an expanded stock repurchase program. Visa benefited from rising transaction volume.

During the reporting period, online video-game creator Electronic Arts, software provider Oracle and Germany-based telecommunications provider Deutsche Telekom were the most substantial detractors from the Fund’s absolute performance. Electronic Arts underwent a restructuring to focus on fewer products with better quality. Its stock has lagged during this process. Oracle reported earnings in December 2011 that fell short of expectations. Deutsche Telekom saw its shares decline after U.S. regulators rejected the company’s agreement to sell T-Mobile to AT&T.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund acquired shares of Ecolab as part of the company’s acquisition of Nalco Holding, a stock the Fund already held. Ecolab provides cleaning and sanitizing services, while Nalco Holding provides water management. We believe that the combined company has an attractive business model, a reasonable valuation, healthy free cash flow and growing profits.

Insurance broker Arthur J. Gallagher was purchased in anticipation of stronger pricing for insurance. The Fund also pur- chased shares of Experian, the largest global provider of consumer credit services. Experian has many characteristics that we are drawn to, including oligopolies in several markets, exposure to emerging markets, earnings visibility through contracts and subscriptions, a strong balance sheet, a history of growing cash flow and paying dividends, and reasonable expectations for organic growth.

Electronic Arts and Coca-Cola were sold to fund other positions that we considered to have better risk-return profiles. The Fund maintained its position in Coca-Cola Enterprises, a Coca-Cola bottler.

Vodafone Group was sold to fund new positions after most of the key tenets of our original investment thesis played out. The company sold its minority stakes in other carriers and received a special dividend from Verizon Wireless in early 2012.

China Mobile was sold as increasing government rhetoric about the role of telecommunications companies in contributing to the social good suggested that profitability may be capped. While we believed that China Mobile’s 4% dividend yield was secure, we thought that significant share-price outperformance could be limited by government regulation.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Index.

mainstayinvestments.com	9

How did the Fund’s sector weightings change during the reporting period?

The Fund is managed from the bottom up, with decisions on individual companies ultimately determining sector weights. Because this is a concentrated Fund, sector weights can undergo significant changes when individual stocks are bought and sold.

The largest change made during the reporting period was a substantial reduction in the Fund’s exposure to the telecommunication services sector. During the reporting period, the Fund’s exposure to the financials and materials sectors increased. The Fund remained underweight relative to the MSCI World Index in each of these sectors, but less so than at the beginning of the reporting period.

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the Fund’s most significant sector variation from the MSCI World Index was an underweight position in the financials sector. We believe that banks, in particular, are unlikely to return to their former levels of profitability. The Fund also had lower-than-benchmark exposure to the energy, utilities and telecommunication services sectors.

As of the same date, the Fund’s most significantly overweight position relative to the MSCI World Index was in the information technology sector. The Fund also had overweight positions relative to the MSCI World Index in the consumer discretionary and health care sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch Global Choice Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Common Stocks 94.3%†
Belgium 3.5%
♦Anheuser-Busch InBev N.V.(Beverages)	31,100	$2,241,548

British Virgin Islands 1.3%
Arcos Dorados Holdings, Inc. Class A (Hotels, Restaurants & Leisure)	48,000	857,760

France 2.7%
Pernod-Ricard S.A. (Beverages)	6,800	705,781
Safran S.A. (Aerospace & Defense)	26,600	985,892

		1,691,673

Germany 7.8%
Bayer A.G. (Pharmaceuticals)	29,900	2,105,979
Deutsche Telekom A.G. (Diversified Telecommunication Services)	54,800	617,813
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	31,200	2,214,890

		4,938,682

Israel 3.6%
♦Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals) (a)	50,150	2,293,861

Luxembourg 7.2%
♦SES S.A. (Media)	94,900	2,272,451
♦Subsea 7 S.A. (Energy Equipment & Services) (b)	87,400	2,264,814

		4,537,265

Taiwan 2.7%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment) (a)	110,950	1,728,601

United Kingdom 13.6%
Experian PLC (Professional Services)	127,900	2,018,608
♦Imperial Tobacco Group PLC (Tobacco)	57,250	2,289,327
Rexam PLC (Containers & Packaging)	288,329	2,012,095
♦Rolls-Royce Holdings PLC (Aerospace & Defense) (b)	171,450	2,291,357

		8,611,387

United States 51.9%
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	25,750	1,885,157
♦Apple, Inc. (Computers & Peripherals) (b)	3,998	2,335,792
Arthur J. Gallagher & Co. (Insurance)	54,500	2,047,020
Automatic Data Processing, Inc. (IT Services)	22,750	1,265,355

	Shares	Value

United States (continued)
CIT Group, Inc. (Commercial Banks) (b)	45,450	$1,720,282
Coca-Cola Enterprises, Inc. (Beverages)	57,850	1,742,442
♦Comcast Corp. Class A (Media)	87,600	2,613,108
Deere & Co. (Machinery)	23,100	1,902,516
♦Ecolab, Inc. (Chemicals)	34,892	2,222,271
Laboratory Corp. of America Holdings (Health Care Providers & Services) (b)	19,900	1,749,011
McDonald’s Corp. (Hotels, Restaurants & Leisure)	17,500	1,705,375
♦Microsoft Corp. (Software)	72,900	2,334,258
Oracle Corp. (Software)	57,730	1,696,685
UnitedHealth Group, Inc. (Health Care Providers & Services)	24,200	1,358,830
Visa, Inc. Class A (IT Services)	17,760	2,184,125
Visteon Corp. (Auto Components) (b)	17,428	874,363
Yahoo!, Inc. (Internet Software & Services) (b)	81,000	1,258,740
Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	27,200	1,978,256

		32,873,586

Total Common Stocks (Cost $51,559,244)		59,774,363

Preferred Stocks 1.5%
Bermuda 1.4%
PartnerRe, Ltd. 7.25% (Insurance)	33,893	899,520

United Kingdom 0.1%
Rolls-Royce Holdings PLC 0.00% (Aerospace & Defense) (c)	18,173,700	29,494

Total Preferred Stocks (Cost $893,837)		929,014

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 3.0%
Repurchase Agreement 3.0%
United States 3.0%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $1,890,936 (Collateralized by a United States Treasury Note with a rate of 1.875% and a maturity date of 10/31/17, with a Principal Amount of $1,840,000 and a Market Value of $1,929,556) (Capital Markets)	$1,890,935	$1,890,935

Total Short-Term Investment (Cost $1,890,935)		1,890,935

Total Investments (Cost $54,344,016) (d)	98.8%	62,594,312
Other Assets, Less Liabilities	1.2	771,991
Net Assets	100.0%	$63,366,303
(a)	ADR—American Depositary Receipt.

(b)	Non-income producing security.

(c)	Fair valued security. The total market value of this security as of April 30, 2012 is $29,494, which represents 0.1% of the Fund’s net assets.

(d)	As of April 30, 2012, cost is $54,697,899 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$8,573,820
Gross unrealized depreciation	(677,407)

Net unrealized appreciation	$7,896,413

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$59,774,363	$—	$—	$59,774,363
Preferred Stocks (b)	899,520	—	29,494	929,014
Short-Term Investment
Repurchase Agreement	—	1,890,935	—	1,890,935

Total Investments in Securities	$60,673,883	$1,890,935	$29,494	$62,594,312

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $29,494 is a security listed under United Kingdom in the Aerospace and Defense industry within the Preferred Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2012, foreign securities with a total value of $20,221,326 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of April 30, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

12	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2012 (a)
Common Stocks
United Kingdom	$23,415	$—	$—	$(124)	$—	$(23,291)	$—	$—	$—	$—
Preferred Stocks
United Kingdom	—	—	—	165	29,329	—	—	—	29,494	165

Total	$23,415	$—	$—	$41	$29,329	$(23,291)	$—	$—	$29,494	$165

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch Global Choice Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$3,306,743	5.2%
Auto Components	874,363	1.4
Beverages	4,689,771	7.4
Capital Markets	1,890,935	3.0
Chemicals	2,222,271	3.5
Commercial Banks	1,720,282	2.7
Computers & Peripherals	2,335,792	3.7
Containers & Packaging	2,012,095	3.2
Diversified Telecommunication Services	617,813	1.0
Energy Equipment & Services	2,264,814	3.6
Health Care Providers & Services	5,322,731	8.4
Hotels, Restaurants & Leisure	4,541,391	7.2
Insurance	2,946,540	4.6
Internet Software & Services	1,258,740	2.0
IT Services	3,449,480	5.4
Machinery	1,902,516	3.0
Media	4,885,559	7.7
Oil, Gas & Consumable Fuels	1,885,157	3.0
Pharmaceuticals	4,399,840	6.9
Professional Services	2,018,608	3.2
Semiconductors & Semiconductor Equipment	1,728,601	2.7
Software	4,030,943	6.4
Tobacco	2,289,327	3.6

	62,594,312	98.8
Other Assets, Less Liabilities	771,991	1.2

Net Assets	$63,366,303	100.0%

†	Percentages indicated are based on Fund net assets.

14	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $54,344,016)	$62,594,312
Cash denominated in foreign currencies (identified cost $633,410)	641,664
Receivables:
Dividends and interest	108,655
Fund shares sold	104,803
Investment securities sold	24,239
Other assets	29,851

Total assets	63,503,524

Liabilities
Payables:
Manager (See Note 3)	51,626
Investment securities purchased	29,494
Professional fees	28,782
Shareholder communication	18,724
Custodian	5,658
Transfer agent (See Note 3)	1,877
NYLIFE Distributors (See Note 3)	1,037
Trustees	23

Total liabilities	137,221

Net assets	$63,366,303

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$3,952
Additional paid-in capital	62,054,414

62,058,366
Undistributed net investment income	95,712
Accumulated net realized gain (loss) on investments and foreign currency transactions	(7,046,168)
Net unrealized appreciation (depreciation) on investments	8,250,296
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	8,097

Net assets	$63,366,303

Investor Class
Net assets applicable to outstanding shares	$282,538

Shares of beneficial interest outstanding	18,063

Net asset value per share outstanding	$15.64
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price per share outstanding	$16.55

Class A
Net assets applicable to outstanding shares	$3,855,181

Shares of beneficial interest outstanding	245,864

Net asset value per share outstanding	$15.68
Maximum sales charge (5.50% of offering price)	0.91

Maximum offering price per share outstanding	$16.59

Class C
Net assets applicable to outstanding shares	$271,274

Shares of beneficial interest outstanding	17,654

Net asset value and offering price per share outstanding	$15.37

Class I
Net assets applicable to outstanding shares	$58,957,310

Shares of beneficial interest outstanding	3,670,780

Net asset value and offering price per share outstanding	$16.06

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$769,405
Interest	155

Total income	769,560

Expenses
Manager (See Note 3)	366,408
Registration	28,303
Professional fees	24,634
Custodian	11,573
Shareholder communication	9,459
Transfer agent (See Note 3)	6,045
Distribution/Service—Investor Class (See Note 3)	318
Distribution/Service—Class A (See Note 3)	4,420
Distribution/Service—Class C (See Note 3)	695
Trustees	959
Miscellaneous	10,037

Total expenses	462,851

Net investment income (loss)	306,709

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	3,895,401
Foreign currency transactions	(16,198)

Net realized gain (loss) on investments and foreign currency transactions	3,879,203

Net change in unrealized appreciation (depreciation) on:
Investments	3,214,977
Translation of other assets and liabilities in foreign currencies	6,944

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,221,921

Net realized and unrealized gain (loss) on investments and foreign currency transactions	7,101,124

Net increase (decrease) in net assets resulting from operations	$7,407,833

(a)	Dividends recorded net of foreign withholding taxes in the amount of $40,714.

16	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$306,709	$170,866
Net realized gain (loss) on investments and foreign currency transactions	3,879,203	2,656,308
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	3,221,921	648,646

Net increase (decrease) in net assets resulting from operations	7,407,833	3,475,820

Dividends to shareholders:
From net investment income:
Class A	(4,714)	(1,344)
Class I	(206,283)	(197,166)

Total dividends to shareholders	(210,997)	(198,510)

Capital share transactions:
Net proceeds from sale of shares	6,990,611	51,507,857
Net asset value of shares issued to shareholders in reinvestment of dividends	209,691	189,249
Cost of shares redeemed	(28,491,578)	(34,220,736)

Increase (decrease) in net assets derived from capital share transactions	(21,291,276)	17,476,370

Net increase (decrease) in net assets	(14,094,440)	20,753,680

Net Assets
Beginning of period	77,460,743	56,707,063

End of period	$63,366,303	$77,460,743

Undistributed net investment income at end of period	$95,712	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012*		2011	2010***		2009
Net asset value at beginning of period	$14.21		$14.22	$13.49		$13.36

Net investment income (loss) (a)	0.04		(0.02)	(0.02)		0.00	‡
Net realized and unrealized gain (loss) on investments	1.39		0.01	0.80		0.18
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	1.43		(0.01)	0.73		0.18

Less dividends:
From net investment income	—		—	—		(0.05)

Net asset value at end of period	$15.64		$14.21	$14.22		$13.49

Total investment return (b)	10.06	%(c)	(0.07%)	5.41	% (c)	1.33	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.49	%††	(0.11%)	(0.17	%)††	0.03	%††
Net expenses	1.68	%††	1.76%	1.76	% ††	1.53	%††
Expenses (before waiver/reimbursement)	1.68	%††	1.90%	2.10	% ††	1.72	%††
Portfolio turnover rate	30%		162%	151%		74%
Net assets at end of period (in 000’s)	$283		$247	$119		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		Year ended December 31,			August 15, 2006** through December 31,
	2012*		2011	2010***		2009	2008	2007	2006
Net asset value at beginning of period	$14.25		$14.24	$13.49		$10.84	$17.43	$16.97	$15.31

Net investment income (loss)	0.05	(a)	0.02 (a)	0.01	(a)	0.04 (a)	0.02 (a)	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.40		0.00 ‡	0.79		2.70	(6.58)	1.45	1.67
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.05)		(0.01)	—	—	—

Total from investment operations	1.45		0.02	0.75		2.73	(6.56)	1.46	1.66

Less dividends and distributions:
From net investment income	(0.02)		(0.01)	—		(0.08)	(0.03)	(0.01)	—
From net realized gain on investments	—		—	—		—	(0.00)‡	(1.05)	—

Total dividends and distributions	(0.02)		(0.01)	—		(0.08)	(0.03)	(1.06)	—

Redemption fee (b)	—		—	—		—	—	0.06	—

Net asset value at end of period	$15.68		$14.25	$14.24		$13.49	$10.84	$17.43	$16.97

Total investment return (c)	10.19	%(d)	0.15%	5.56	%(d)	25.17%	(37.63%)	8.90%	10.84	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69	%††	0.13%	0.11	%††	0.30%	0.21%	0.01%	(0.21	%)††
Net expenses	1.50	%††	1.54%	1.54	%††	1.55%	1.54%	1.54%	1.54	% ††
Expenses (before waiver/reimbursement)	1.50	%††	1.68%	1.88	%††	1.78%	1.75%	1.95%	1.97	% ††
Portfolio turnover rate	30%		162%	151%		74%	47%	43%	64%
Net assets at end of period (in 000’s)	$3,855		$3,432	$1,855		$2,973	$339	$120	$142

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012*		2011	2010***		2009
Net asset value at beginning of period	$14.01		$14.12	$13.49		$13.36

Net investment income (loss) (a)	0.00	‡	(0.12)	(0.10)		(0.01)
Net realized and unrealized gain (loss) on investments	1.36		0.01	0.78		0.17
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.05)		(0.00	)‡

Total from investment operations	1.36		(0.11)	0.63		0.16

Less dividends:
From net investment income	—		—	—		(0.03)

Net asset value at end of period	$15.37		$14.01	$14.12		$13.49

Total investment return (b)	9.71	%(c)	(0.78%)	4.67	% (c)	1.23	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	(0.86%)	(0.92	%)††	(0.78	%)††
Net expenses	2.42	%††	2.51%	2.51	% ††	2.28	% ††
Expenses (before waiver/reimbursement)	2.42	%††	2.65%	2.85	% ††	2.47	% ††
Portfolio turnover rate	30%		162%	151%		74%
Net assets at end of period (in 000’s)	$271		$59	$38		$28

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Epoch Global Choice Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		Year ended December 31,
	2012*		2011	2010***		2009	2008	2007	2006

Net asset value at beginning of period	$14.60		$14.59	$13.79		$11.06	$17.47	$16.99	$14.91

Net investment income (loss)	0.06	(a)	0.05 (a)	0.04	(a)	0.07 (a)	0.05 (a)	0.04	0.01
Net realized and unrealized gain (loss) on investments	1.44		0.01	0.81		2.76	(6.41)	1.54	2.07
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.05)		(0.01)	—	—	—

Total from investment operations	1.50		0.06	0.80		2.82	(6.36)	1.58	2.08

Less dividends and distributions:
From net investment income	(0.04)		(0.05)	—		(0.09)	(0.05)	(0.05)	(0.00)‡
From net realized gain on investments	—		—	—		—	(0.00)‡	(1.05)	—

Total dividends and distributions	(0.04)		(0.05)	—		(0.09)	(0.05)	(1.10)	(0.00)‡

Redemption fee (b)	—		—	0.00	‡	—	0.00 ‡	—	—

Net asset value at end of period	$16.06		$14.60	$14.59		$13.79	$11.06	$17.47	$16.99

Total investment return (c)	10.31	%(d)	0.42%	5.80	%(d)	25.53%	(36.37%)	9.27%	13.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85	%††	0.33%	0.35	%††	0.62%	0.42%	0.26%	0.05%
Net expenses	1.25	%††	1.29%	1.29	%††	1.29%	1.29%	1.29%	1.29%
Expenses (before waiver/reimbursement)	1.25	%††	1.43%	1.63	%††	1.54%	1.50%	1.70%	1.72%
Portfolio turnover rate	30%		162%	151%		74%	47%	43%	64%
Net assets at end of period (in 000’s)	$58,957		$73,723	$54,695		$38,976	$56,715	$34,911	$27,108

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch Global Choice Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch U.S. All Cap Equity Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class I and Class A shares commenced operations (under former designations) on July 25, 2005 and August 15, 2006, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices.

22	MainStay Epoch Global Choice Fund

Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund held securities with a value of $29,494 that were fair valued.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(J)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch

24	MainStay Epoch Global Choice Fund

Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.00% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive a portion of the management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of Class A shares do not exceed 1.54% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2013 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2012, the Manager had contractually agreed to waive a portion of the management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class did not exceed the following percentages of average daily net assets: Class A, 1.54% and Class I, 1.29%. New York Life Investments applied an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $366,408.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $68 and $406, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$251
Class A	279
Class C	133
Class I	5,382

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$29,371	10.4%
Class C	28,837	10.6

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $10,571,488 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2017 2018	$5,539 5,032
Total	$10,571

The Fund utilized $2,800,876 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$198,510

Note 5–Foreign Currency Transactions

As of April 30, 2012, the Fund held the following foreign currencies:

		Currency		Cost		Value
Brazilian Real	BRL	13,615	USD	8,535	USD	7,143
Canadian Dollar	CAD	1,539		1,509		1,557
Euro	EUR	236,694		311,331		313,313
Pound Sterling	GBP	179,311		284,018		291,004
South Korean Won	KRW	21,900		20		19
Swiss Franc	CHF	25,984		27,997		28,628
Total			USD	633,410	USD	641,664

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain

MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $21,108 and $41,808, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	3,013	$45,359
Shares redeemed	(658)	(9,711)

Net increase (decrease) in shares outstanding before conversion	2,355	35,648
Shares converted from Investor Class (See Note 1)	(1,643)	(25,532)

Net increase (decrease)	712	$10,116

Year ended October 31, 2011:
Shares sold	13,364	$198,056
Shares redeemed	(5,413)	(78,039)

Net increase (decrease) in shares outstanding before conversion	7,951	120,017
Shares converted into Investor Class (See Note 1)	2,253	30,455
Shares converted from Investor Class (See Note 1)	(1,190)	(17,985)

Net increase (decrease)	9,014	$132,487

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	26,804	$404,220
Shares issued to shareholders in reinvestment of dividends	332	4,694
Shares redeemed	(23,793)	(354,117)

Net increase (decrease) in shares outstanding before conversion	3,343	54,797
Shares converted into Class A (See Note 1)	1,640	25,532

Net increase (decrease)	4,983	$80,329

Year ended October 31, 2011:
Shares sold	205,957	$2,930,580
Shares issued to shareholders in reinvestment of dividends	84	1,225
Shares redeemed	(94,388)	(1,414,256)

Net increase (decrease) in shares outstanding before conversion	111,653	1,517,549
Shares converted into Class A (See Note 1)	1,188	17,985
Shares converted from Class A (See Note 1)	(2,248)	(30,455)

Net increase (decrease)	110,593	$1,505,079

26	MainStay Epoch Global Choice Fund

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	13,417	$198,489
Shares redeemed	(1)	(17)

Net increase (decrease)	13,416	$198,472

Year ended October 31, 2011:
Shares sold	2,414	$34,307
Shares redeemed	(897)	(12,586)

Net increase (decrease)	1,517	$21,721

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	423,257	$6,342,543
Shares issued to shareholders in reinvestment of dividends	14,157	204,997
Shares redeemed	(1,817,091)	(28,127,733)

Net increase (decrease)	(1,379,677)	$(21,580,193)

Year ended October 31, 2011:
Shares sold	3,433,675	$48,344,914
Shares issued to shareholders in reinvestment of dividends	12,661	188,024
Shares redeemed	(2,144,493)	(32,715,855)

Net increase (decrease)	1,301,843	$15,817,083

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch Global Choice Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory,

28	MainStay Epoch Global Choice Fund

senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. The Board considered and approved New York Life Investments’ proposal to modify the Fund’s expense limitation arrangements with respect to the Fund’s Class I shares, noting that the proposal was consistent with the MainStay Group of Funds’ expense limitation framework, the Fund’s management fee would continue to compare favorably to peers and that New York Life Investments did not expect the level of fees waived or expenses reimbursed for Class I shares to be affected under the new expense limitation arrangements.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

30	MainStay Epoch Global Choice Fund

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay Epoch Global Choice Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors
LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment

advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26563 MS119-12	MSEGC10-06/12 NL0F2

MainStay Epoch International Small Cap Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.99 6.87%	–21.98 –17.44%	–4.31 –3.22%	5.66 6.49%	1.76 1.76%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (8/2/06)	Gross Expense Ratio[2]
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.04 6.92%	–21.91 –17.37%	–4.31 –3.22%	0.88 1.88%	1.69 1.69%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.51 6.51%	–18.85 –18.03%	–3.81 –3.81%	5.86 5.86%	2.51 2.51%
Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (1/25/05)	Gross Expense Ratio[2]
Class I Shares[4]	No Sales Charge		7.05%	–17.12%	–2.85%	6.92%	1.44%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class and Class C shares, first offered on November 16, 2009, include the historical performance of Class I shares from January 25, 2005 through November 15, 2009 adjusted for differences in certain expenses and fees. Unadjusted, the performance for Investor Class and Class C shares might have been different.
4.	Performance figures for Class I shares and Class A shares include the historical performance of the Institutional shares from January 25, 2005 and the Class P shares from August 2, 2006, respectively, of the Epoch International Small Cap Fund (the predecessor to the Fund), through November 15, 2009. The Epoch International Small Cap Fund was subject to a different fee structure and was advised by Epoch Investment Partners Inc.

The footnotes on the next page are an integral part of the tables and graphs and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception of the Fund
MSCI World Ex U.S. Small Cap Index[5]	5.27%	–12.21%	–2.95%	5.10%
Average Lipper International Small/Mid-Cap Growth Fund[6]	8.38	–9.25	–1.02	7.54

5.	The MSCI World Ex U.S. Small Cap Index is composed of small capitalization stocks designed to measure equity performance in global developed markets, excluding the U.S. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper international small/mid-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small/mid-cap growth funds typically have an above-average price-to-cash flow ratio, price-to book ratio, and three-year sales-per-share growth value compared to their cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Epoch International Small Cap Fund

Cost in Dollars of a $1,000 Investment in MainStay Epoch International Small Cap Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,068.70	$8.80	$1,016.40	$8.57

Class A Shares	$1,000.00	$1,069.20	$8.23	$1,016.90	$8.02

Class C Shares	$1,000.00	$1,065.10	$12.63	$1,012.60	$12.31

Class I Shares	$1,000.00	$1,070.50	$6.95	$1,018.20	$6.77

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.71% for Investor Class, 1.60% for Class A, 2.46% for Class C and 1.35% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2012 (excluding short-term investment)

1.	Ashtead Group PLC

2.	Localiza Rent a Car S.A.

3.	ProSiebenSat.1 Media A.G.

4.	Subsea 7 S.A.

5.	Societe BIC S.A.
6.	JGC Corp.

7.	Sysmex Corp.

8.	Amplifon S.p.A.

9.	Sawai Pharmaceutical Co., Ltd.

10.	Intermediate Capital Group PLC

8	MainStay Epoch International Small Cap Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Emily Baker, Eric Citerne, CFA, Michael Welhoelter, CFA, and William Priest, CFA, of Epoch Investment Partners, Inc., the Fund’s Subadvisor.

How did MainStay Epoch International Small Cap Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Epoch International Small Cap Fund returned 6.87% for Investor Class shares, 6.92% for Class A shares and 6.51% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 7.05%. All share classes underperformed the 8.38% return of the average Lipper1 international small/mid-cap growth fund for the same period. All share classes outperformed the 5.27% return of the MSCI World Ex U.S. Small Cap Index2 during the six months ended April 30, 2012. The MSCI World Ex U.S. Small Cap Index is the Fund’s broad-based securities market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Small-cap equity markets outside the United States rebounded from 2011 lows as investors grew more confident that the sovereign debt crisis in the Eurozone would be contained, economic growth in the United States was becoming self-sustaining and worst-case economic scenarios in Europe and Asia would not come to pass. The Fund benefited from several long-term themes in which we invest. These include the growing influence of consumers in emerging markets, especially affecting luxury goods companies, and new trends and technologies in the health care sector.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest contributors to the Fund’s performance relative to the MSCI World Ex U.S. Small Cap Index were the materials, industrials and financials sectors. (Contributions take weightings and total returns into account.) The Fund benefited from security selection in the industrials sector, an underweight position and security selection in the materials sector, and an underweight position in the financials sector.

During the reporting period, the consumer staples, energy and information technology sectors detracted the most from the Fund’s relative performance, largely because of security selection.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

U.K.-based construction equipment rental company Ashtead, U.K.-based independent oil producer Afren and Italian luxury goods manufacturer Salvatore Ferragamo were the strongest contributors to the Fund’s absolute performance during the reporting period. Ashtead benefited from strong market-share growth among the largest construction equipment rental companies. Afren was helped by a new oil discovery off the coast of Nigeria. Salvatore Ferragamo benefited from higher-than-expected sales growth during the fourth quarter of 2011 as well as from an increase in margin expectations.

Canadian oil and gas exploration, development and production company Crew Energy detracted from the Fund’s absolute performance during the reporting period. Netherlands-based company SBM Offshore, a world leader in floating production, storage and offloading (FPSO), also detracted, as did U.K.-based multinational passenger transportation company FirstGroup. All three companies experienced negative total returns during the reporting period.

Crew Energy’s share-price pressure was caused by the widening difference in the price of the West Texas Intermediate and the Western Canada Select crude oil benchmarks. We expect this spread to normalize as 2012 progresses. Nevertheless, Crew Energy’s share price at the end of the reporting period appeared to assume that the price of Western Canada Select crude oil would remain permanently depressed. We did not believe this was a valid assumption, and we continued to see significant value in the company.

SBM Offshore faced cost-overrun issues on a legacy project. We believed that the market for FPSOs was promising, and while we were disappointed with issues relating to this legacy project, the underlying profitability of the company remained strong.

Shares of FirstGroup fell after the company warned that weak economic conditions and high fuel prices were hurting its margins. This difficulty was partly offset by the company’s growing Greyhound business in North America and by the stabilization of the company’s U.S. school bus operation. The company has continued its interim and full-year dividends, and the Fund continued to hold FirstGroup at the end of the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Several significant purchases were made during the reporting period, including Korean Reinsurance and Polarcus. Korean Reinsurance is the leading reinsurance company in South Korea and one of the fastest-growing in Asia. We established a position in the stock based on the company’s good historical underwriting track record and its current appetite to expand into Japan and other Asian markets, where pricing trends are quite

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Ex U.S. Small Cap Index.

mainstayinvestments.com	9

strong following the Pacific Rim catastrophes of 2011. Polarcus is a marine seismic company with eight new and highly efficient modern vessels in the marketplace. The seismic industry has been heating up globally, and day rates are beginning to rise appreciably. In our opinion, these factors could give a substantial lift to the company’s margins. Because the company, launched in 2008, has a relatively short history, we believed its shares were inexpensive during the reporting period, offering significant upside should the market continue to tighten.

Significant sales by the Fund during the reporting period included Homeserve and Gree. U.K.-based Homeserve is a provider of home emergency-repair insurance coverage on gas and water lines. The company suffered in late 2011 because of a self-imposed temporary shutdown of its call centers after some of the company’s phone operators used poor sales practices. Following several meetings with company management, we eliminated the Fund’s position in Homeserve, given the uncertainty surrounding the internal audit of its sales practices. Gree is a Japanese online social networking and gaming company. After a 12-month holding period—with more than a 90% return—we decided to exit the position at what we believed to be full valuation.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we reduced the Fund’s cash position as uncertainty diminished in the global political and policy environment. We also decreased the degree to which the Fund was overweight relative to the MSCI World Ex U.S. Small Cap Index in the industrials and energy sectors. In the financials and consumer staples sectors, the Fund remained underweight relative to the benchmark, but we increased the Fund’s exposure to both sectors. During the reporting period, we also increased the Fund’s already overweight exposure to the telecommunication services sector.

How was the Fund positioned at the end of April 2012?

As of April 30, 2012, the most significant variations from the MSCI World Ex U.S. Small Cap Index in terms of sector weights were the Fund’s overweight position in the health care sector and its underweight positions in the materials and financials sectors. Other notable variations included greater-than-benchmark exposures to the industrials and telecommunication services sectors and less-than-benchmark exposure to the consumer staples sector.

From a geographical perspective, the Fund was slightly overweight Europe and significantly underweight Japan compared to the MSCI World Ex U.S. Small Cap Index as of April 30, 2012. As of the same date, the Fund also had meaningful exposure to emerging markets, primarily in Brazil and Asia.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Epoch International Small Cap Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value
Common Stocks 106.0%†
Australia 3.4%
Challenger, Ltd. (Diversified Financial Services)	510,485	$2,116,961
Flight Centre, Ltd. (Hotels, Restaurants & Leisure)	34,100	750,404
Monadelphous Group, Ltd. (Construction & Engineering)	24,800	600,530
Pacific Brands, Ltd. (Distributors)	838,250	537,150
SAI Global, Ltd. (Professional Services)	549,174	2,992,668
Western Areas NL (Metals & Mining)	98,950	519,629

		7,517,342

Austria 1.1%
Andritz A.G. (Machinery)	47,600	2,491,342

Belgium 1.4%
Telenet Group Holding N.V. (Diversified Telecommunication Services) (a)	73,582	3,156,264

Bermuda 3.5%
Biosensors International Group, Ltd. (Health Care Equipment & Supplies) (a)	1,985,900	2,142,365
Dockwise, Ltd. (Energy Equipment & Services) (a)	107,850	2,158,547
Lancashire Holdings, Ltd. (Insurance)	175,250	2,289,526
Peace Mark Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)(b)(c)	1,118,750	1,442
Validus Holdings, Ltd. (Insurance)	39,200	1,274,000

		7,865,880

Brazil 5.6%
BR Properties S.A. (Real Estate Management & Development) (a)	142,100	1,763,064
Diagnosticos da America S.A. (Health Care Providers & Services)	230,900	1,665,596
♦Localiza Rent a Car S.A. (Road & Rail)	266,300	4,547,420
Mills Estruturas e Servicos de Engenharia S.A. (Trading Companies & Distributors)	246,100	3,200,597
Porto Seguro S.A. (Insurance)	88,450	871,902
Rossi Residencial S.A. (Household Durables)	98,750	414,448

		12,463,027

British Virgin Islands 1.3%
Playtech, Ltd. (Software)	463,700	2,799,444

Canada 6.9%
Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders) (c)(d)	97,100	624,169

	Shares	Value
Canada (continued)
Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders)	366,533	$2,356,111
Aurizon Mines, Ltd. (Metals & Mining) (a)	209,900	1,134,652
Calfrac Well Services, Ltd. (Energy Equipment & Services)	39,100	1,072,642
Capstone Mining Corp. (Metals & Mining) (a)	253,700	757,620
CCL Industries, Inc. Class B (Containers & Packaging)	44,150	1,692,078
Cott Corp. (Beverages) (a)	192,150	1,250,721
Crew Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	140,900	998,431
Detour Gold Corp. (Metals & Mining) (a)	54,200	1,337,648
Dorel Industries, Inc. Class B (Household Durables)	26,550	803,340
Gluskin Sheff + Associates, Inc. (Capital Markets)	25,650	397,272
Great Canadian Gaming Corp. (Hotels, Restaurants & Leisure) (a)	90,900	754,548
Laurentian Bank of Canada (Commercial Banks)	30,200	1,346,061
SEMAFO, Inc. (Metals & Mining)	173,539	881,880

		15,407,173

Cayman Islands 5.6%
China High Precision Automation Group, Ltd. (Electronic Equipment & Instruments) (b)(c)	2,809,600	893,000
China ZhengTong Auto Services Holdings, Ltd. (Specialty Retail) (a)	1,624,500	1,603,845
Hutchison Telecommunications Hong Kong Holdings, Ltd. (Diversified Telecommunication Services)	3,750,000	1,667,494
Kingboard Chemical Holdings, Ltd. (Electronic Equipment & Instruments)	307,500	862,022
New World Department Store China, Ltd. (Multiline Retail)	1,650,000	1,127,129
Polarcus, Ltd. (Energy Equipment & Services) (a)	1,562,300	1,610,633
Shenguan Holdings Group, Ltd. (Food Products)	3,206,000	1,764,433
Sino Biopharmaceutical, Ltd. (Pharmaceuticals)	5,613,750	1,533,920
Xingda International Holdings, Ltd. (Metals & Mining)	2,977,000	1,300,745

		12,363,221

China 1.2%
Dalian Port PDA Co., Ltd. (Transportation Infrastructure)	3,537,163	806,942
Lianhua Supermarket Holdings Co., Ltd. (Food & Staples Retailing)	861,000	899,990

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
Shandong Weigao Group Medical Polymer Co., Ltd. (Health Care Equipment & Supplies)	788,000	$911,030

		2,617,962

Denmark 1.0%
Christian Hansen Holding A/S (Chemicals)	78,500	2,176,132

France 7.4%
Alten, Ltd. (IT Services)	58,400	1,695,279
Altran Technologies S.A. (IT Services) (a)	509,600	3,003,805
Eurofins Scientific (Life Sciences Tools & Services)	19,850	2,345,347
Guyenne et Gascogne S.A. (Food & Staples Retailing)	4,600	493,211
IPSOS (Media)	74,150	2,406,696
Mersen (Electrical Equipment)	26,550	879,309
Saft Groupe S.A. (Electrical Equipment)	53,956	1,488,426
♦Societe BIC S.A. (Commercial Services & Supplies)	38,400	4,229,572

		16,541,645

Germany 2.3%
GFK SE (Media)	31,200	1,657,347
Hamburger Hafen und Logistik A.G. (Transportation Infrastructure)	33,055	1,096,061
Morphosys A.G. (Life Sciences Tools & Services) (a)	85,250	2,327,437

		5,080,845

Hong Kong 1.3%
Television Broadcasts, Ltd. (Media)	202,000	1,484,021
Vitasoy International Holdings, Ltd. (Food Products)	1,822,000	1,338,558

		2,822,579

Ireland 0.3%
Smurfit Kappa Group PLC (Containers & Packaging)	94,400	794,479

Italy 6.0%
♦Amplifon S.p.A. (Health Care Providers & Services)	733,400	4,021,061
Astaldi S.p.A (Construction & Engineering)	279,598	2,165,108
Banca Generali S.p.A. (Capital Markets)	64,050	782,971
Danieli & Co. S.p.A. (Machinery)	128,350	1,904,545
Salvatore Ferragamo Italia S.p.A. (Textiles, Apparel & Luxury Goods) (a)	126,320	3,088,365
Tod’s S.p.A. (Textiles, Apparel & Luxury Goods)	12,319	1,418,680

		13,380,730

	Shares	Value
Japan 17.2%
Air Water, Inc. (Chemicals)	126,160	$1,595,962
Daicel Corp. (Chemicals)	198,000	1,259,820
GMO Internet, Inc. (Internet Software & Services)	271,500	1,458,836
♦JGC Corp. (Construction & Engineering)	142,750	4,133,742
Kansai Paint Co., Ltd. (Chemicals)	108,440	1,170,783
McDonald’s Holdings Co. Japan, Ltd. (Hotels, Restaurants & Leisure)	99,000	2,812,275
Nabtesco Corp. (Machinery)	120,300	2,594,647
NET One Systems Co., Ltd. (IT Services)	67,200	922,485
Nifco, Inc./Japan (Auto Components)	91,650	2,472,621
Nihon Kohden Corp. (Health Care Equipment & Supplies)	48,900	1,435,029
Nippon Shokubai Co, Ltd. (Chemicals)	149,000	1,679,609
ORIX Corp. (Diversified Financial Services)	4,250	408,818
Osaka Securities Exchange Co., Ltd. (Diversified Financial Services)	150	858,592
Park24 Co., Ltd. (Commercial Services & Supplies)	60,500	835,815
Rohto Pharmaceutical Co., Ltd. (Pharmaceuticals)	100,000	1,281,313
Santen Pharmaceutical Co., Ltd. (Pharmaceuticals)	29,200	1,219,714
♦Sawai Pharmaceutical Co., Ltd. (Pharmaceuticals)	34,200	3,606,764
Sohgo Security Services Co., Ltd. (Commercial Services & Supplies)	71,300	822,486
Start Today Co., Ltd. (Internet & Catalog Retail)	46,700	719,451
Sundrug Co., Ltd. (Food & Staples Retailing)	89,900	2,760,957
♦Sysmex Corp. (Health Care Equipment & Supplies)	101,700	4,114,366

		38,164,085

Luxembourg 2.6%
L’Occitane International S.A. (Specialty Retail)	555,450	1,481,935
♦Subsea 7 S.A. (Energy Equipment & Services) (a)	167,851	4,349,558

		5,831,493

Mexico 0.2%
Genomma Lab Internacional SAB de C.V. Class B (Pharmaceuticals) (a)	231,100	406,281

Netherlands 5.8%
BinckBank N.V. (Capital Markets)	160,450	1,518,572
Core Laboratories N.V. (Energy Equipment & Services)	22,750	3,116,295
Delta Lloyd N.V. (Insurance)	102,550	1,728,719
Fugro N.V. (Energy Equipment & Services)	17,200	1,253,587
Imtech N.V. (Construction & Engineering)	113,500	3,209,126

12	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Netherlands (continued)
SBM Offshore N.V. (Energy Equipment & Services)	112,484	$2,043,585

		12,869,884

Norway 1.5%
Petroleum Geo-Services ASA (Energy Equipment & Services) (a)	182,750	2,757,400
SpareBank 1 SR Bank ASA (Commercial Banks)	86,996	592,849

		3,350,249

Philippines 0.3%
Globe Telecom, Inc. (Wireless Telecommunication Services)	21,960	583,589

Republic of Korea 2.2%
BS Financial Group, Inc. (Commercial Banks)	177,620	1,831,013
Korean Reinsurance Co. (Insurance)	149,212	1,808,830
LIG Insurance Co., Ltd. (Insurance)	63,650	1,323,548

		4,963,391

Spain 0.2%
Ebro Puleva S.A. (Food Products)	25,041	442,675

Switzerland 4.6%
EFG International A.G. (Capital Markets) (a)	165,050	1,602,039
GAM Holding, Ltd. A.G. (Capital Markets) (a)	65,450	840,073
Helvetia Holding A.G. (Insurance)	4,600	1,647,111
Kuoni Reisen Holding A.G. (Hotels, Restaurants & Leisure) (a)	3,819	1,377,979
Partners Group Holding A.G. (Capital Markets)	8,150	1,550,713
Sulzer A.G. (Machinery)	6,550	941,745
Temenos Group A.G. Registered (Software) (a)	117,974	2,209,616

		10,169,276

Taiwan 1.8%
First Steamship Co., Ltd. (Marine)	496,000	740,387
TXC Corp. (Electronic Equipment & Instruments)	1,233,629	1,839,346
WPG Holdings, Ltd. (Electronic Equipment & Instruments)	1,016,532	1,388,624

		3,968,357

United Kingdom 21.3%
Aberdeen Asset Management PLC (Capital Markets)	261,550	1,203,371
Afren PLC (Oil, Gas & Consumable Fuels) (a)	1,245,550	2,718,787
Aggreko PLC (Commercial Services & Supplies)	25,176	919,716
♦Ashtead Group PLC (Trading Companies & Distributors)	1,156,650	4,664,661

	Shares	Value
United Kingdom (continued)
Babcock International Group PLC (Commercial Services & Supplies)	245,200	$3,306,840
Bovis Homes Group PLC (Household Durables)	60,700	455,510
Cookson Group PLC (Industrial Conglomerates)	223,450	2,630,931
Domino’s Pizza UK & IRL PLC (Hotels, Restaurants & Leisure)	233,050	1,662,263
FirstGroup PLC (Road & Rail)	338,650	1,070,611
Informa PLC (Media)	409,047	2,752,290
♦Intermediate Capital Group PLC (Capital Markets)	809,750	3,374,719
Intertek Group PLC (Professional Services)	47,350	1,932,634
Jazztel PLC (Diversified Telecommunication Services) (a)	462,872	3,100,894
Meggitt PLC (Aerospace & Defense)	315,650	2,092,616
Micro Focus International PLC (Software)	205,886	1,555,720
Millennium & Copthorne Hotels PLC (Hotels, Restaurants & Leisure)	295,850	2,332,495
Misys PLC (Software) (a)	134,631	761,884
Premier Oil PLC (Oil, Gas & Consumable Fuels) (a)	387,200	2,350,167
Restaurant Group PLC (Hotels, Restaurants & Leisure)	364,800	1,663,023
Rexam PLC (Containers & Packaging)	318,450	2,222,294
SThree PLC (Professional Services)	214,694	1,207,299
Whitbread PLC (Hotels, Restaurants & Leisure)	104,700	3,274,312

		47,253,037

Total Common Stocks (Cost $224,223,722)		235,480,382

Preferred Stock 2.0%
Germany 2.0%
♦ProSiebenSat.1 Media A.G. 6.20% (Media)	172,650	4,383,337

Total Preferred Stock (Cost $3,731,880)		4,383,337

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 1.7%
Repurchase Agreement 1.7%
United States 1.7%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $3,753,136 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 8/15/13, with a Principal Amount of $3,800,000 and a Market Value of $3,831,255) (Capital Markets)	$3,753,135	$3,753,135

Total Short-Term Investment (Cost $3,753,135)		3,753,135

Total Investments (Cost $231,708,737) (e)	109.7%	243,616,854
Other Assets, Less Liabilities	(9.7)	(21,605,906)
Net Assets	100.0%	$222,010,948
(a)	Non-income producing security.

(b)	Illiquid security. The total market value of these securities as of April 30, 2012 is $894,442, which represents 0.4% of the Fund’s net assets.

(c)	Fair valued security. The total market value of these securities as of April 30, 2012 is $1,518,611, which represents 0.7% of the Fund’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(e)	As of April 30, 2012, cost is $234,249,094 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$25,680,137
Gross unrealized depreciation	(16,312,377)

Net unrealized appreciation	$9,367,760

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$233,961,771	$—	$1,518,611	$235,480,382
Preferred Stocks	4,383,337	—	—	4,383,337
Short-Term Investment
Repurchase Agreement	—	3,753,135	—	3,753,135

Total Investments in Securities	$238,345,108	$3,753,135	$1,518,611	$243,616,854

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,518,611 are securities listed under Bermuda the Textiles, Apparel & Luxury Goods industry, Canada the Independent Power Producers & Energy Traders industry and Cayman Islands the Electronic Equipment and Instruments industry within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2012, foreign securities with a total value of $187,410,240 were transferred from Level 2 to Level 1 as the prices of these securities were based on quoted prices compared with the prior year prices which were adjusted for events after the market close. The October 31, 2011 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of April 30, 2012 for these securities are based on quoted prices in active markets for identical investments. (See Note 2)

14	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2012 (a)
Common Stock
Bermuda	$1,440	$—	$—	$2	$—	$—	$—	$—	$1,442	$2
Canada	545,533	—	—	78,636	—	—	—	—	624,169	78,636
Cayman Islands	1,000,140	—	—	(107,140)	—	—	—	—	893,000	(107,140)

Total	$1,547,113	$—	$—	$(28,502)	$—	$—	$—	$—	$1,518,611	$(28,502)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The table below sets forth the diversification of MainStay Epoch International Small Cap Fund investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$2,092,616	0.9%
Auto Components	2,472,621	1.1
Beverages	1,250,721	0.6
Capital Markets	15,022,865	6.8
Chemicals	7,882,306	3.5
Commercial Banks	3,769,923	1.7
Commercial Services & Supplies	10,114,429	4.6
Construction & Engineering	10,108,506	4.5
Containers & Packaging	4,708,851	2.1
Distributors	537,150	0.2
Diversified Financial Services	3,384,371	1.5
Diversified Telecommunication Services	7,924,652	3.6
Electrical Equipment	2,367,735	1.1
Electronic Equipment & Instruments	4,982,992	2.2
Energy Equipment & Services	18,362,247	8.3
Food & Staples Retailing	4,154,158	1.9
Food Products	3,545,666	1.6
Health Care Equipment & Supplies	8,602,790	3.9
Health Care Providers & Services	5,686,657	2.6
Hotels, Restaurants & Leisure	14,627,299	6.6
Household Durables	1,673,298	0.8
Independent Power Producers & Energy Traders	2,980,280	1.3
Industrial Conglomerates	2,630,931	1.2
Insurance	10,943,636	4.9
Internet & Catalog Retail	719,451	0.3
Internet Software & Services	1,458,836	0.7
IT Services	5,621,569	2.5
Life Sciences Tools & Services	4,672,784	2.1
Machinery	7,932,279	3.6
Marine	740,387	0.3
Media	12,683,691	5.7
Metals & Mining	5,932,174	2.7
Multiline Retail	1,127,129	0.5
Oil, Gas & Consumable Fuels	6,067,385	2.7
Pharmaceuticals	8,047,992	3.6
Professional Services	6,132,601	2.8
Real Estate Management & Development	1,763,064	0.8
Road & Rail	5,618,031	2.5
Software	7,326,664	3.3
Specialty Retail	3,085,780	1.4
Textiles, Apparel & Luxury Goods	4,508,487	2.0
Trading Companies & Distributors	7,865,258	3.5
Transportation Infrastructure	1,903,003	0.9
Wireless Telecommunication Services	583,589	0.3

	243,616,854	109.7
Other Assets, Less Liabilities	(21,605,906)	(9.7)

Net Assets	$222,010,948	100.0%

†	Percentages indicated are based on Fund net assets.

16	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $231,708,737)	$243,616,854
Cash denominated in foreign currencies (identified cost $800,486)	800,727
Receivables:
Dividends and interest	918,813
Fund shares sold	175,582
Investment securities sold	91,404
Other assets	41,120

Total assets	245,644,500

Liabilities
Payables:
Fund shares redeemed	22,456,418
Investment securities purchased	826,648
Manager (See Note 3)	208,488
Transfer agent (See Note 3)	67,236
Professional fees	37,460
Shareholder communication	23,177
Custodian	10,126
NYLIFE Distributors (See Note 3)	3,188
Trustees	811

Total liabilities	23,633,552

Net assets	$222,010,948

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$12,365
Additional paid-in capital	292,724,784

292,737,149
Distributions in excess of net investment income	(366,331)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(82,292,888)
Net unrealized appreciation (depreciation) on investments	11,908,117
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	24,901

Net assets	$222,010,948

Investor Class
Net assets applicable to outstanding shares	$778,198

Shares of beneficial interest outstanding	44,665

Net asset value per share outstanding	$17.42
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price per share outstanding	$18.43

Class A
Net assets applicable to outstanding shares	$5,743,011

Shares of beneficial interest outstanding	328,870

Net asset value per share outstanding	$17.46
Maximum sales charge (5.50% of offering price)	1.02

Maximum offering price per share outstanding	$18.48

Class C
Net assets applicable to outstanding shares	$2,376,071

Shares of beneficial interest outstanding	138,298

Net asset value and offering price per share outstanding	$17.18

Class I
Net assets applicable to outstanding shares	$213,113,668

Shares of beneficial interest outstanding	11,853,241

Net asset value and offering price per share outstanding	$17.98

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,390,532
Interest	292

Total income	2,390,824

Expenses
Manager (See Note 3)	1,378,457
Transfer agent (See Note 3)	168,754
Custodian	72,260
Registration	33,839
Professional fees	32,649
Distribution/Service—Investor Class (See Note 3)	964
Distribution/Service—Class A (See Note 3)	6,577
Distribution/Service—Class C (See Note 3)	10,334
Shareholder communication	12,243
Trustees	3,693
Miscellaneous	12,899

Total expenses before waiver/reimbursement	1,732,669
Expense waiver/reimbursement from Manager (See Note 3)	(20,894)

Net expenses	1,711,775

Net investment income (loss)	679,049

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	3,384,095
Foreign currency transactions	4,463

Net realized gain (loss) on investments and foreign currency transactions	3,388,558

Net change in unrealized appreciation (depreciation) on:
Investments	13,908,912
Translation of other assets and liabilities in foreign currencies	(54,235)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	13,854,677

Net realized and unrealized gain (loss) on investments and foreign currency transactions	17,243,235

Net increase (decrease) in net assets resulting from operations	$17,922,284

(a)	Dividends recorded net of foreign withholding taxes in the amount of $167,841.

18	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$679,049	$1,521,857
Net realized gain (loss) on investments and foreign currency transactions	3,388,558	25,242,944
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	13,854,677	(55,503,268)

Net increase (decrease) in net assets resulting from operations	17,922,284	(28,738,467)

Dividends to shareholders:
From net investment income:
Investor Class	—	(10,628)
Class A	—	(146,228)
Class C	—	(33,623)
Class I	(522,014)	(4,673,999)

Total dividends to shareholders	(522,014)	(4,864,478)

Capital share transactions:
Net proceeds from sale of shares	22,663,317	183,028,323
Net asset value of shares issued to shareholders in reinvestment of dividends	501,868	4,590,954
Cost of shares redeemed	(84,426,359)	(74,006,832)

Increase (decrease) in net assets derived from capital share transactions	(61,261,174)	113,612,445

Net increase (decrease) in net assets	(43,860,904)	80,009,500

Net Assets
Beginning of period	265,871,852	185,862,352

End of period	$222,010,948	$265,871,852

Distributions in excess of net investment income at end of period	$(366,331)	$(523,366)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012*		2011	2010***		2009
Net asset value at beginning of period	$16.30		$18.97	$15.81		$16.11

Net investment income (loss) (a)	0.02		0.10	0.04		0.00	‡
Net realized and unrealized gain (loss) on investments	1.10		(2.25)	3.13		(0.30)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)	(0.01)		—

Total from investment operations	1.12		(2.18)	3.16		(0.30)

Less dividends:
From net investment income	—		(0.49)	—		—

Redemption fee (b)	—		—	—		0.00	‡

Net asset value at end of period	$17.42		$16.30	$18.97		$15.81

Total investment return (c)	6.87	%(d)	(11.89%)	19.99	%(d)	(1.86	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.21	%††	0.51%	0.30	%††	0.15	% ††
Net expenses	1.71	%††	1.76%	1.85	%††	1.59	% ††
Expenses (before waiver/reimbursement)	1.73	%††	1.76%	1.88	%††	1.59	% ††
Portfolio turnover rate	26%		69%	41%		105%
Net assets at end of period (in 000’s)	$778		$807	$303		$31

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

20	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		Year ended December 31,			August 2, 2006** through December 31,
	2012*		2011	2010***		2009	2008	2007	2006
Net asset value at beginning of period	$16.33		$18.95	$15.80		$10.98	$23.39	$23.49	$21.20

Net investment income (loss)	0.03	(a)	0.10 (a)	0.02	(a)	0.06 (a)	0.03 (a)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	1.10		(2.24)	3.14		4.76	(11.51)	3.39	3.63
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)	(0.01)		—	—	—	—

Total from investment operations	1.13		(2.17)	3.15		4.82	(11.48)	3.35	3.61

Less dividends and distributions:
From net investment income	—		(0.45)	—		—	—	(0.01)	(0.00	)‡
From net realized gain on investments	—		—	—		—	(0.94)	(3.48)	(1.32)

Total dividends and distributions	—		(0.45)	—		—	(0.94)	(3.49)	(1.32)

Redemption fee (b)	—		—	—		0.00 ‡	0.01	0.04	—

Net asset value at end of period	$17.46		$16.33	$18.95		$15.80	$10.98	$23.39	$23.49

Total investment return (c)	6.92	%(d)	(11.82%)	19.94	%(d)	43.90%	(49.01%)	14.54%	17.10	% (d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35	%††	0.53%	0.12	%††	0.42%	0.17%	(0.10%)	(0.41	%)††
Net expenses	1.60	%††	1.69%	1.89	%††	1.83%	1.74%	1.70%	1.80	% ††
Expenses (before waiver/reimbursement)	1.62	%††	1.69%	1.92	%††	1.83%	1.74%	1.70%	1.80	% ††
Portfolio turnover rate	26%		69%	41%		105%	107%	140%	75%
Net assets at end of period (in 000’s)	$5,743		$5,261	$5,175		$2,749	$1,098	$2,858	$268

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		November 16, 2009** through December 31,
	2012*		2011	2010***		2009
Net asset value at beginning of period	$16.13		$18.84	$15.79		$16.11

Net investment income (loss) (a)	(0.04)		(0.05)	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	1.09		(2.22)	3.10		(0.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)	(0.01)		—

Total from investment operations	1.05		(2.30)	3.05		(0.32)

Less dividends:
From net investment income	—		(0.41)	—		—

Redemption fee (b)	—		—	—		0.00	‡

Net asset value at end of period	$17.18		$16.13	$18.84		$15.79

Total investment return (c)	6.51	% (d)	(12.57%)	19.32	% (d)	(1.99	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.50	%)††	(0.29%)	(0.28	%)††	(0.65	%)††
Net expenses	2.46	% ††	2.51%	2.60	% ††	2.34	% ††
Expenses (before waiver/reimbursement)	2.48	% ††	2.51%	2.63	% ††	2.34	% ††
Portfolio turnover rate	26%		69%	41%		105%
Net assets at end of period (in 000’s)	$2,376		$2,064	$1,476		$25

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

22	MainStay Epoch International Small Cap Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,	January 1, 2010 through October 31,		Year ended December 31,
	2012*		2011	2010***		2009	2008	2007	2006
Net asset value at beginning of period	$16.83		$19.51	$16.24		$11.16	$23.77	$23.91	$18.26

Net investment income (loss)	0.05	(a)	0.13 (a)	0.04	(a)	0.09 (a)	0.06 (a)	0.04	(0.01)
Net realized and unrealized gain (loss) on investments	1.13		(2.29)	3.24		4.99	(11.69)	3.31	7.00
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.03)	(0.01)		—	—	—	—

Total from investment operations	1.18		(2.19)	3.27		5.08	(11.63)	3.35	6.99

Less dividends and distributions:
From net investment income	(0.03)		(0.49)	—		—	(0.04)	(0.01)	(0.02)
From net realized gain on investments	—		—	—		—	(0.94)	(3.48)	(1.32)

Total dividends and distributions	(0.03)		(0.49)	—		—	(0.98)	(3.49)	(1.34)

Redemption fee (b)	—		—	—		—	0.00 ‡	—	—

Net asset value at end of period	$17.98		$16.83	$19.51		$16.24	$11.16	$23.77	$23.91

Total investment return (c)	7.05	%(d)	(11.59%)	20.14	%(d)	45.52%	(48.89%)	14.12%	38.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56	%††	0.69%	0.31	%††	0.67%	0.30%	0.15%	0.11%
Net expenses	1.35	%††	1.44%	1.65	%††	1.60%	1.49%	1.45%	1.55%
Expenses (before waiver/reimbursement)	1.37	%††	1.44%	1.67	%††	1.60%	1.49%	1.45%	1.55%
Portfolio turnover rate	26%		69%	41%		105%	107%	140%	75%
Net assets at end of period (in 000’s)	$213,114		$257,740	$178,909		$167,568	$149,505	$451,242	$286,841

*	Unaudited.
**	Commencement of operations.
***	The Fund changed its fiscal year end from December 31 to October 31.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Epoch International Small Cap Fund (the “Fund”), a diversified fund. The Fund is the successor to the Epoch International Small Cap Fund (the “Predecessor Fund”), which was a series of a different registered investment company for which Epoch Investment Partners, Inc. served as investment advisor. The financial statements of the Fund reflect the historical results of the Institutional Class and Class P shares of the Predecessor Fund prior to its reorganization on November 16, 2009. Upon the completion of the reorganization, the Class I and Class A shares of the Fund assumed the performance, financial and other information of the Institutional Class and Class P shares of the Predecessor Fund, respectively. All information and references to periods prior to November 16, 2009 refer to the Predecessor Fund.

The Fund currently offers four classes of shares. Investor Class and Class C shares commenced operations on November 16, 2009. Class A and Class I shares commenced operations (under former designations) on August 2, 2006 and January 25, 2005, respectively. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

24	MainStay Epoch International Small Cap Fund

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund held securities with a value of $1,518,611 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, foreign equity securities held by the Fund were not fair valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of April 30, 2012, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should

26	MainStay Epoch International Small Cap Fund

the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(K)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 1.10% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 1.05%. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.65% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other clases. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2012, the Manager had contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A and Class I shares did not exceed the following percentages of average daily net assets: Class A, 1.75% and Class I, 1.50%. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an amount equal to the number of basis points waived for Class A shares, to Investor Class and Class C shares of the Fund.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $1,378,457 and waived its fees and/or reimbursed expenses in the amount of $20,894.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the

Investor Class and Class A shares for distribution and/or service

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $195 and $704, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $245 and $188, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$937
Class A	3,494
Class C	2,496
Class I	161,827

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class	$27,715	3.6%
Class C	27,219	1.1

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $84,183,746 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2016	$17,420
2017	66,764
Total	$84,184

The Fund utilized $23,674,514 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$4,864,478

28	MainStay Epoch International Small Cap Fund

Note 5–Foreign Currency Transactions

As of April 30, 2012, the Fund held the following foreign currencies:

		Currency		Cost		Value
Australian Dollar	AUD	135,371	USD	140,287	USD	141,050
Brazilian Real	BRL	211,938		115,694		111,186
Canadian Dollar	CAD	56,549		57,066		57,245
Euro	EUR	120,527		159,145		159,541
Japanese Yen	JPY	4,350,540		53,506		54,491
New Taiwan Dollar	TWD	2,461,359		83,227		84,269
Norwegian Krone	NOK	97,871		16,851		17,102
Philippine Peso	PHP	523,477		12,153		12,399
Pound Sterling	GBP	27,974		45,478		45,399
South Korean Won	KRW	63,674,427		55,974		56,343
Swedish Krona	SEK	48		7		7
Swiss Franc	CHF	55,998		61,098		61,695
Total			USD	800,486	USD	800,727

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $65,249 and $92,289, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	5,191	$88,117
Shares redeemed	(8,815)	(145,849)

Net increase (decrease) in shares outstanding before conversion	(3,624)	(57,732)
Shares converted into Investor Class (See Note 1)	1,571	27,593
Shares converted from Investor Class (See Note 1)	(2,811)	(48,764)

Net increase (decrease)	(4,864)	$(78,903)

Year ended October 31, 2011:
Shares sold	34,675	$676,235
Shares issued to shareholders in reinvestment of dividends	548	10,564
Shares redeemed	(12,114)	(219,880)

Net increase (decrease) in shares outstanding before conversion	23,109	466,919
Shares converted into Investor Class (See Note 1)	13,809	218,085
Shares converted from Investor Class (See Note 1)	(3,371)	(64,863)

Net increase (decrease)	33,547	$620,141

Class A	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	37,834	$635,564
Shares redeemed	(32,385)	(538,302)

Net increase (decrease) in shares outstanding before conversion	5,449	97,262
Shares converted into Class A (See Note 1)	2,806	48,764
Shares converted from Class A (See Note 1)	(1,568)	(27,593)

Net increase (decrease)	6,687	$118,433

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Class A (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	341,855	$6,674,113
Shares issued to shareholders in reinvestment of dividends	6,720	129,495

Shares redeemed	(288,979)	(5,196,906)

Net increase (decrease) in shares outstanding before conversion	59,596	1,606,702
Shares converted into Class A (See Note 1)	3,367	64,863
Shares converted from Class A (See Note 1)	(13,791)	(218,085)

Net increase (decrease)	49,172	$1,453,480

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	16,528	$277,261
Shares redeemed	(6,163)	(98,861)

Net increase (decrease)	10,365	$178,400

Year ended October 31, 2011:
Shares sold	59,715	$1,166,991
Shares issued to shareholders in reinvestment of dividends	1,687	32,362
Shares redeemed	(11,797)	(205,160)

Net increase (decrease)	49,605	$994,193

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,328,422	$21,662,375
Shares issued to shareholders in reinvestment of dividends	30,903	501,868
Shares redeemed	(4,824,742)	(83,643,347)

Net increase (decrease)	(3,465,417)	$(61,479,104)

Year ended October 31, 2011:
Shares sold	9,428,072	$174,510,984
Shares issued to shareholders in reinvestment of dividends	222,933	4,418,533
Shares redeemed	(3,501,826)	(68,384,886)

Net increase (decrease)	6,149,179	$110,544,631

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30	MainStay Epoch International Small Cap Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Epoch International Small Cap Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Epoch, and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and Epoch; (ii) the investment performance of the Fund New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that Epoch provides to the Fund. The Board evaluated Epoch’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Epoch’s track record and experience in providing

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Fund. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

32	MainStay Epoch International Small Cap Fund

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. The Board considered and approved proposals by New York Life Investments to modify the Fund’s expense limitation arrangements and to lower the expense limitation on the Fund’s Class A shares, noting that the proposals were consistent with the MainStay Group of Funds’ expense limitation framework and that, under the MainStay Group of Funds’ expense limitation framework, all Fund share classes would benefit from the lower expense limitation on the Fund’s Class A shares. Moreover, in response to a request from the Board, New York Life Investments agreed to waive a portion of the management fee paid by the Fund.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

34	MainStay Epoch International Small Cap Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26571 MS119-12	MSEISC10-06/12 NL0F4

MainStay Indexed Bond Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–1.02 2.04%	3.33 6.53%	5.25 5.90%	4.79 5.11%	1.10 1.10%
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–0.94 2.13	3.52 6.72	5.36 6.01	4.84 5.16	0.78 0.78
Class I Shares	No Sales Charge		2.30	7.08	6.41	5.52	0.53

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	2.44%	7.54%	6.37%	5.71%
Average Lipper Intermediate Investment Grade Debt Fund[6]	3.23	6.49	5.73	5.24

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Indexed Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Indexed Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,020.40	$4.62	$1,020.30	$4.62

Class A Shares	$1,000.00	$1,021.30	$3.92	$1,021.00	$3.92

Class I Shares	$1,000.00	$1,023.00	$2.16	$1,022.70	$2.16

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.92% for Investor Class, 0.78% for Class A and 0.43% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2012 (excluding short-term investment)

1.	United States Treasury Notes, 0.25%–3.375%, due 10/31/13–2/15/22

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.272%–8.00%, due 6/1/15–3/1/42

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.455%–8.00%, due 6/1/14–4/1/42

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–8.50%, due 11/15/24–4/20/42

5.	United States Treasury Bonds, 3.125%–6.75%, due 8/15/26–2/15/42
6.	Federal National Mortgage Association, 0.60%–6.21%, due 10/22/13–8/6/38

7.	Federal Home Loan Mortgage Corporation, 0.55%–5.125%, due 1/15/15–1/13/22

8.	Morgan Stanley Capital I, 5.178%–5.898%, due 9/15/42–3/12/44

9.	Federal Home Loan Bank, 3.625%, due 10/18/13

10.	Federal Republic of Brazil, 4.875%–6.00%, due 1/17/17–1/22/21

8	MainStay Indexed Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Donald F. Serek, Thomas J. Girard and George S. Cherpelis of New York Life Investments,1 the Fund’s Manager.

How did MainStay Indexed Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Indexed Bond Fund returned 2.04% for Investor Class shares and 2.13% for Class A shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 2.30%. All share classes underperformed the 3.23% return of the average Lipper2 intermediate investment grade debt fund and the 2.44% return of the Barclays U.S. Aggregate Bond Index3 for the six months ended April 30, 2012. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2012, George S. Cherpelis was added as a portfolio manager of the Fund. Please see the Prospectus dated February 28, 2012, for more information.

What factors affected the Fund’s relative performance during the reporting period?

The Fund employs a strategy that attempts to replicate the return of its benchmark. Because the Fund incurs operating expenses that the Barclays U.S. Aggregate Bond Index does not, the Fund’s performance will typically lag that of the Index.

During the reporting period, which credit-rating categories were strong performers and which credit-rating categories were weak?

Credit spreads4 narrowed during the reporting period, leading spread product to positive excess returns (or returns over U.S. Treasury securities of comparable duration5). Lower-quality sectors outperformed their higher-quality counterparts during the reporting period. Within the Barclays U.S. Aggregate Index, bonds rated BBB6 were the best-performing rating category, followed by bonds rated A and bonds rated AA. Within the Index, the worst-performing rating category during the reporting period was bonds rated AAA.

Which market sectors provided the strongest contributions to the Fund’s performance and which market sectors detracted the most?

All broad sectors in the Barclays U.S. Aggregate Bond Index generated positive total returns during the reporting period. Commercial mortgage-backed securities were the best-performing sector in the Index, followed by corporate bonds. The two sectors that had the lowest total returns during the reporting period were asset-backed securities and U.S. Treasury securities.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered to be a more accurate sensitivity gauge than average maturity.
6.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 98.7%† Asset-Backed Securities 0.3%
Automobile 0.1%
Nissan Auto Lease Trust Series 2010-B, Class A3 1.12%, due 12/15/13	$1,000,000	$1,003,050

Home Equity 0.1%
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34 (a)	179,883	180,760
Residential Asset Mortgage Products, Inc. Series 2003-RZ5, Class A7 4.97%, due 9/25/33	106,947	109,040
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)	96,707	87,230

		377,030

Student Loans 0.1%
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF3 5.171%, due 3/25/47 (a)	500,000	268,597

Total Asset-Backed Securities (Cost $1,876,535)		1,648,677

Corporate Bonds 18.2%
Aerospace & Defense 0.3%
Boeing Co. (The) 6.125%, due 2/15/33	250,000	317,113
Goodrich Corp. 7.00%, due 4/15/38	50,000	65,246
L-3 Communications Corp. 5.20%, due 10/15/19	100,000	109,858
Lockheed Martin Corp. 4.25%, due 11/15/19	250,000	276,342
Northrop Grumman Corp. 5.05%, due 8/1/19	100,000	114,551
United Technologies Corp.
4.50%, due 4/15/20	350,000	405,512
6.125%, due 2/1/19	125,000	155,635

		1,444,257

Agriculture 0.1%
Archer-Daniels-Midland Co. 4.535%, due 3/26/42	216,000	221,579
Bunge, Ltd. Finance Corp. 5.35%, due 4/15/14	100,000	106,887

		328,466

	Principal Amount	Value

Airlines 0.0%‡
Continental Airlines, Inc. Series 1992-2, Class A1 7.256%, due 3/15/20	$52,490	$57,214
Southwest Airlines Co. 5.25%, due 10/1/14	75,000	80,595

		137,809

Apparel 0.0%‡
VF Corp. 6.45%, due 11/1/37	50,000	63,368

Auto Manufacturers 0.1%
DaimlerChrysler N.A. Holding Corp. 8.50%, due 1/18/31	150,000	222,134
Toyota Motor Credit Corp.
2.80%, due 1/11/16	100,000	105,233
3.40%, due 9/15/21	200,000	209,234

		536,601

Auto Parts & Equipment 0.0%‡
Johnson Controls, Inc.
5.50%, due 1/15/16	50,000	56,628
6.00%, due 1/15/36	50,000	57,896

		114,524

Banks 3.7%
Bank of America Corp.
3.625%, due 3/17/16	850,000	846,752
4.75%, due 8/1/15	250,000	260,914
5.25%, due 12/1/15	200,000	209,623
5.42%, due 3/15/17	1,100,000	1,116,775
5.70%, due 1/24/22	150,000	157,465
Bank of New York Mellon Corp. (The) 2.95%, due 6/18/15	250,000	263,551
BB&T Corp. 3.375%, due 9/25/13	650,000	672,773
Capital One Financial Corp. 5.25%, due 2/21/17	100,000	108,443
Citigroup, Inc.
4.45%, due 1/10/17	200,000	208,921
4.50%, due 1/14/22	200,000	203,515
4.875%, due 5/7/15	350,000	361,938
5.50%, due 10/15/14	750,000	799,230
5.875%, due 2/22/33	450,000	434,565
6.125%, due 11/21/17	500,000	554,737
Credit Suisse 4.375%, due 8/5/20	300,000	315,696
Fifth Third Bank 4.75%, due 2/1/15	250,000	268,208

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

10	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
Goldman Sachs Group, Inc. (The)
5.35%, due 1/15/16	$350,000	$372,382
5.95%, due 1/18/18	1,000,000	1,078,410
6.00%, due 6/15/20	900,000	962,790
6.25%, due 9/1/17	350,000	380,758
HSBC Bank USA N.A. 4.625%, due 4/1/14	925,000	969,188
JPMorgan Chase & Co. 4.40%, due 7/22/20	1,400,000	1,482,589
JPMorgan Chase Bank N.A. 6.00%, due 10/1/17	785,000	901,331
KeyBank N.A. 5.80%, due 7/1/14	375,000	406,794
Marshall & Ilsley Bank 5.00%, due 1/17/17	150,000	164,026
Mellon Funding Corp. 5.00%, due 12/1/14	250,000	266,524
Mercantile Bankshares Corp. Series B 4.625%, due 4/15/13	100,000	103,328
Morgan Stanley
5.50%, due 7/24/20	1,100,000	1,081,718
6.25%, due 8/28/17	410,000	428,565
Northern Trust Corp. 3.45%, due 11/4/20	100,000	104,464
PNC Bank N.A. 5.25%, due 1/15/17	175,000	194,967
PNC Funding Corp.
3.625%, due 2/8/15	150,000	159,951
5.125%, due 2/8/20	100,000	115,252
State Street Bank & Trust Co. 5.25%, due 10/15/18	100,000	114,105
SunTrust Banks, Inc. 5.40%, due 4/1/20	15,000	15,521
U.S. Bancorp 2.875%, due 11/20/14	300,000	315,571
U.S. Bank N.A. 4.80%, due 4/15/15	100,000	110,164
UBS A.G. 7.75%, due 9/1/26	100,000	112,376
Wachovia Bank N.A.
4.875%, due 2/1/15	575,000	619,908
5.60%, due 3/15/16	200,000	223,799
Wachovia Corp.
5.25%, due 8/1/14	100,000	107,525
5.50%, due 8/1/35	125,000	131,594
Wells Fargo & Co. 4.60%, due 4/1/21	450,000	494,288
Wells Fargo Bank N.A. 5.95%, due 8/26/36	150,000	170,392

		18,371,386

	Principal Amount	Value

Beverages 0.3%
Anheuser-Busch Cos., Inc. 6.45%, due 9/1/37	$300,000	$405,816
Beam, Inc. 5.375%, due 1/15/16	18,000	20,012
Coca-Cola Co. (The) 3.15%, due 11/15/20	275,000	292,687
Pepsi Bottling Group, Inc. 7.00%, due 3/1/29	60,000	82,436
PepsiCo., Inc. 5.00%, due 6/1/18	600,000	706,995

		1,507,946

Biotechnology 0.3%
Amgen, Inc.
3.45%, due 10/1/20	150,000	153,467
4.85%, due 11/18/14	725,000	793,493
5.85%, due 6/1/17	150,000	177,742
6.40%, due 2/1/39	100,000	119,530
Genentech, Inc. 4.75%, due 7/15/15	100,000	111,786

		1,356,018

Building Materials 0.0%‡
CRH America, Inc.
4.125%, due 1/15/16	100,000	101,935
6.00%, due 9/30/16	100,000	109,865

		211,800

Chemicals 0.3%
Air Products & Chemicals, Inc. 4.15%, due 2/1/13	100,000	102,697
Dow Chemical Co. (The) 4.125%, due 11/15/21	350,000	364,821
E.I. du Pont de Nemours & Co.
3.625%, due 1/15/21	100,000	108,622
4.625%, due 1/15/20	200,000	231,947
Eastman Chemical Co. 4.50%, due 1/15/21	50,000	53,391
Lubrizol Corp. 5.50%, due 10/1/14	100,000	111,502
PPG Industries, Inc. 5.75%, due 3/15/13	100,000	104,362
Praxair, Inc. 3.95%, due 6/1/13	200,000	207,094
Rohm & Haas Co. 7.85%, due 7/15/29	100,000	130,429
Valspar Corp. 5.625%, due 5/1/12	250,000	250,000

		1,664,865

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Commercial Services 0.0%‡
R.R. Donnelley & Sons Co. 5.50%, due 5/15/15	$9,000	$9,135
Western Union Co. (The) 5.93%, due 10/1/16	130,000	150,804

		159,939

Computers 0.4%
Dell, Inc. 4.70%, due 4/15/13	175,000	181,851
Hewlett-Packard Co.
1.55%, due 5/30/14	750,000	752,566
2.20%, due 12/1/15	150,000	151,923
4.375%, due 9/15/21	150,000	155,599
HP Enterprise Services LLC Series B 6.00%, due 8/1/13	100,000	106,087
International Business Machines Corp.
5.70%, due 9/14/17	400,000	481,890
5.875%, due 11/29/32	100,000	125,972
6.50%, due 1/15/28	100,000	132,416
7.50%, due 6/15/13	100,000	107,864

		2,196,168

Cosmetics & Personal Care 0.1%
Colgate-Palmolive Co. 3.15%, due 8/5/15	100,000	108,114
Procter & Gamble Co. (The)
4.70%, due 2/15/19	125,000	148,091
5.55%, due 3/5/37	100,000	128,938

		385,143

Diversified Financial Services 0.4%
General Electric Capital Corp.
2.90%, due 1/9/17	300,000	310,905
4.65%, due 10/17/21	150,000	163,090
5.875%, due 1/14/38	625,000	698,802
Series A 6.75%, due 3/15/32	650,000	792,252

		1,965,049

Electric 1.7%
Alliant Energy Corp. 4.00%, due 10/15/14	100,000	105,343
Appalachian Power Co. Series H 5.95%, due 5/15/33	100,000	109,670
CenterPoint Energy Houston Electric LLC
5.70%, due 3/15/13	75,000	78,279
Series K2 6.95%, due 3/15/33	100,000	134,760
Commonwealth Edison Co. 6.15%, due 9/15/17	150,000	182,282

	Principal Amount	Value

Electric (continued)
Consolidated Edison Co. of New York, Inc. 6.30%, due 8/15/37	$275,000	$364,977
Constellation Energy Group, Inc. 7.60%, due 4/1/32	100,000	131,646
Consumers Energy Co. Series B 5.375%, due 4/15/13	300,000	313,492
Detroit Edison Co. (The) 6.40%, due 10/1/13	275,000	294,898
Duke Energy Carolinas LLC 5.30%, due 2/15/40	200,000	241,870
Entergy Gulf States Louisiana LLC 3.95%, due 10/1/20	250,000	263,442
Entergy Mississippi, Inc. 5.15%, due 2/1/13	75,000	77,312
FirstEnergy Corp. Series C 7.375%, due 11/15/31	200,000	251,273
Florida Power & Light Co.
5.55%, due 11/1/17	100,000	121,219
5.95%, due 10/1/33	175,000	223,502
Florida Power Corp. 6.35%, due 9/15/37	200,000	265,219
Georgia Power Co. 4.75%, due 9/1/40	150,000	163,347
Jersey Central Power & Light Co. 7.35%, due 2/1/19	35,000	44,366
Kentucky Utilities Co. 1.625%, due 11/1/15	100,000	102,217
Nevada Power Co. 6.50%, due 8/1/18	150,000	185,843
NextEra Energy Capital Holdings, Inc. 2.60%, due 9/1/15	300,000	308,421
NiSource Finance Corp. 6.15%, due 3/1/13	80,000	83,343
Ohio Power Co. Series G 6.60%, due 2/15/33	150,000	186,180
Oncor Electric Delivery Co. LLC 7.00%, due 9/1/22	100,000	122,178
Pacific Gas & Electric Co.
3.25%, due 9/15/21	175,000	181,518
5.625%, due 11/30/17	500,000	600,096
PacifiCorp 6.25%, due 10/15/37	350,000	460,914
Peco Energy Co. 5.95%, due 10/1/36	150,000	192,299
Pepco Holdings, Inc. 2.70%, due 10/1/15	200,000	204,406
PPL Electric Utilities Corp. 3.00%, due 9/15/21	200,000	205,518

12	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
PPL Energy Supply LLC 5.40%, due 8/15/14	$100,000	$107,987
Progress Energy, Inc. 5.625%, due 1/15/16	125,000	143,434
PSE&G Power LLC
5.125%, due 4/15/20	80,000	90,046
8.625%, due 4/15/31	50,000	72,510
PSI Energy, Inc. 5.00%, due 9/15/13	100,000	105,258
Public Service Electric & Gas Co. Series D 5.25%, due 7/1/35	100,000	118,605
Puget Sound Energy, Inc. 6.274%, due 3/15/37	100,000	129,799
San Diego Gas & Electric Co. 5.35%, due 5/15/35	175,000	211,559
South Carolina Electric & Gas Co. 6.05%, due 1/15/38	100,000	125,978
Southern California Edison Co. 4.50%, due 9/1/40	175,000	189,151
Union Electric Co.
4.65%, due 10/1/13	100,000	104,507
5.40%, due 2/1/16	100,000	113,322
Virginia Electric and Power Co.
6.00%, due 1/15/36	100,000	127,571
6.00%, due 5/15/37	175,000	224,818
Xcel Energy, Inc. 6.50%, due 7/1/36	150,000	197,672

		8,262,047

Electrical Components & Equipment 0.1%
Emerson Electric Co. 4.25%, due 11/15/20	300,000	342,717

Electronics 0.1%
Honeywell International, Inc. 5.70%, due 3/15/37	100,000	122,844
Thermo Fisher Scientific, Inc. 3.20%, due 3/1/16	250,000	268,056

		390,900

Environmental Controls 0.2%
Republic Services, Inc. 5.00%, due 3/1/20	350,000	399,417
Waste Management, Inc.
2.60%, due 9/1/16	100,000	103,311
5.00%, due 3/15/14	50,000	53,629
7.125%, due 12/15/17	100,000	121,108
7.75%, due 5/15/32	75,000	107,472

		784,937

	Principal Amount	Value

Finance—Consumer Loans 0.3%
American General Finance Corp. Series I 5.40%, due 12/1/15	$350,000	$299,250
HSBC Finance Corp. 6.676%, due 1/15/21	1,101,000	1,189,065
SLM Corp. 5.625%, due 8/1/33	250,000	207,500

		1,695,815

Finance—Credit Card 0.3%
American Express Co.
5.50%, due 9/12/16	75,000	85,428
6.15%, due 8/28/17	625,000	740,644
Capital One Bank USA N.A. 8.80%, due 7/15/19	500,000	631,450

		1,457,522

Finance—Investment Banker/Broker 0.4%
Bear Stearns Cos., Inc. (The) 7.25%, due 2/1/18	400,000	486,593
Credit Suisse First Boston USA, Inc. 4.875%, due 1/15/15	875,000	944,903
Merrill Lynch & Co., Inc.
5.70%, due 5/2/17	100,000	102,569
6.40%, due 8/28/17	400,000	432,406

		1,966,471

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp.
5.45%, due 2/1/18	150,000	176,956
8.00%, due 3/1/32	75,000	107,195

		284,151

Food 0.6%
ConAgra Foods, Inc. 7.00%, due 10/1/28	100,000	121,461
Corn Products International, Inc. 4.625%, due 11/1/20	50,000	53,741
General Mills, Inc. 5.70%, due 2/15/17	300,000	357,009
Hershey Co. (The) 5.45%, due 9/1/16	100,000	117,357
Kellogg Co. Series B 7.45%, due 4/1/31	75,000	100,547
Kraft Foods, Inc.
5.375%, due 2/10/20	250,000	292,850
6.125%, due 2/1/18	450,000	541,813
6.50%, due 8/11/17	225,000	273,016
Kroger Co. (The)
5.50%, due 2/1/13	250,000	258,964
6.40%, due 8/15/17	225,000	272,370

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

-	Principal Amount	Value

Corporate Bonds (continued)
Food (continued)
Safeway, Inc.
5.00%, due 8/15/19	$100,000	$105,515
6.35%, due 8/15/17	100,000	114,197
Sysco Corp. 5.375%, due 9/21/35	100,000	122,681
Unilever Capital Corp. 5.90%, due 11/15/32	100,000	131,638

		2,863,159

Forest Products & Paper 0.1%
International Paper Co.
4.75%, due 2/15/22	100,000	106,753
5.25%, due 4/1/16	150,000	165,505
5.30%, due 4/1/15	250,000	274,495

		546,753

Gas 0.0%‡
AGL Capital Corp. 4.45%, due 4/15/13	100,000	103,135

Hand & Machine Tools 0.0%‡
Black & Decker Corp. 4.75%, due 11/1/14	50,000	54,120

Health Care—Products 0.2%
Baxter International, Inc.
4.625%, due 3/15/15	150,000	166,326
5.90%, due 9/1/16	100,000	119,570
Becton Dickinson and Co. 3.125%, due 11/8/21	100,000	103,672
CareFusion Corp. 5.125%, due 8/1/14	100,000	108,080
Medtronic, Inc.
4.45%, due 3/15/20	200,000	228,534
Series B 4.75%, due 9/15/15	50,000	56,054
St. Jude Medical, Inc. 3.75%, due 7/15/14	150,000	159,148

		941,384

Health Care—Services 0.3%
Aetna, Inc. 4.125%, due 6/1/21	175,000	191,195
CIGNA Corp. 5.125%, due 6/15/20	150,000	167,593
Laboratory Corp. of America Holdings 4.625%, due 11/15/20	100,000	108,428
Quest Diagnostics, Inc. 4.75%, due 1/30/20	100,000	109,365
UnitedHealth Group, Inc.
2.875%, due 3/15/22	200,000	199,824
6.00%, due 6/15/17	330,000	396,361

	Principal Amount	Value

Health Care—Services (continued)
WellPoint, Inc. 5.95%, due 12/15/34	$250,000	$298,744

		1,471,510

Home Builders 0.0%‡
MDC Holdings, Inc. 5.375%, due 7/1/15	50,000	52,569
Toll Brothers Finance Corp. 5.15%, due 5/15/15	50,000	52,755

		105,324

Household Products & Wares 0.0%‡
Kimberly-Clark Corp. 6.375%, due 1/1/28	100,000	123,347

Insurance 1.0%
ACE INA Holdings, Inc.
2.60%, due 11/23/15	100,000	104,403
5.70%, due 2/15/17	60,000	70,794
5.875%, due 6/15/14	105,000	115,432
AEGON Funding Co. LLC 5.75%, due 12/15/20	100,000	107,989
Allstate Corp. (The) 5.00%, due 8/15/14	525,000	569,395
American International Group, Inc.
5.85%, due 1/16/18	300,000	329,940
6.25%, due 5/1/36	200,000	223,033
Assurant, Inc. 5.625%, due 2/15/14	100,000	104,944
Berkshire Hathaway Finance Corp. 5.00%, due 8/15/13	250,000	264,069
Chubb Corp.
5.20%, due 4/1/13	100,000	104,201
5.75%, due 5/15/18	100,000	122,288
Genworth Financial, Inc.
Class A 4.95%, due 10/1/15	75,000	76,319
5.75%, due 6/15/14	50,000	51,325
Hartford Financial Services Group, Inc. (The) 5.50%, due 3/30/20	150,000	156,986
Lincoln National Corp.
4.75%, due 2/15/14	150,000	156,885
4.85%, due 6/24/21	25,000	26,387
Marsh & McLennan Cos., Inc. 5.375%, due 7/15/14	100,000	107,468
MetLife, Inc.
4.75%, due 2/8/21	400,000	441,088
5.70%, due 6/15/35	100,000	116,985
Metropolitan Life Global Funding I 5.125%, due 6/10/14 (b)	220,000	237,578
Nationwide Financial Services, Inc. 5.10%, due 10/1/15	25,000	26,351

14	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Insurance (continued)
Principal Financial Group, Inc. 6.05%, due 10/15/36	$100,000	$112,748
Progressive Corp. (The) 6.25%, due 12/1/32	50,000	62,365
Protective Life Corp. 4.875%, due 11/1/14	100,000	107,159
Prudential Financial, Inc.
Series B 5.10%, due 9/20/14	500,000	539,950
5.70%, due 12/14/36	200,000	210,661
Travelers Cos., Inc. (The)
3.90%, due 11/1/20	200,000	217,871
6.75%, due 6/20/36	75,000	99,694
Travelers Property Casualty Corp. 5.00%, due 3/15/13	100,000	103,502

		4,967,810

Internet 0.0%‡
Symantec Corp. 2.75%, due 9/15/15	50,000	52,014

Iron & Steel 0.0%‡
Nucor Corp. 4.125%, due 9/15/22	50,000	55,614

Lodging 0.0%‡
Marriott International, Inc. 5.625%, due 2/15/13	50,000	51,774

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 6.05%, due 8/15/36	250,000	324,093

Machinery—Diversified 0.1%
Deere & Co.
4.375%, due 10/16/19	200,000	230,715
7.125%, due 3/3/31	125,000	170,475

		401,190

Media 1.1%
CBS Corp.
3.375%, due 3/1/22	175,000	172,258
5.625%, due 8/15/12	18,000	18,228
Comcast Corp.
4.95%, due 6/15/16	100,000	113,033
5.65%, due 6/15/35	325,000	359,006
6.45%, due 3/15/37	250,000	304,141
Cox Communications, Inc. 5.45%, due 12/15/14	100,000	110,882

	Principal Amount	Value

Media (continued)
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.80%, due 3/15/22 (b)	$200,000	$199,095
5.20%, due 3/15/20	250,000	277,814
Discovery Communications LLC
3.70%, due 6/1/15	200,000	213,883
6.35%, due 6/1/40	105,000	126,640
Historic TW, Inc. 6.625%, due 5/15/29	250,000	299,128
NBC Universal Media LLC 5.15%, due 4/30/20	600,000	690,371
News America, Inc.
4.50%, due 2/15/21	100,000	108,011
5.30%, due 12/15/14	300,000	331,489
6.40%, due 12/15/35	175,000	200,258
7.25%, due 5/18/18	100,000	121,407
Time Warner Cable, Inc.
5.00%, due 2/1/20	350,000	390,226
6.55%, due 5/1/37	275,000	320,239
6.75%, due 7/1/18	250,000	305,182
Time Warner, Inc. 7.625%, due 4/15/31	375,000	485,958
Viacom, Inc. 6.875%, due 4/30/36	250,000	319,680

		5,466,929

Mining 0.1%
Alcoa, Inc.
5.72%, due 2/23/19	287,000	310,542
5.95%, due 2/1/37	100,000	99,873
Newmont Mining Corp. 5.125%, due 10/1/19	150,000	169,177
Vulcan Materials Co. 6.30%, due 6/15/13	150,000	155,700

		735,292

Miscellaneous—Manufacturing 0.2%
3M Co. 5.70%, due 3/15/37	150,000	197,348
Cooper U.S., Inc.
2.375%, due 1/15/16	125,000	128,643
5.25%, due 11/15/12	50,000	51,233
Danaher Corp.
3.90%, due 6/23/21	50,000	55,696
5.625%, due 1/15/18	100,000	120,264
Dover Corp. 5.45%, due 3/15/18	100,000	119,550
General Electric Co. 5.25%, due 12/6/17	150,000	175,052

		847,786

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Office Equipment/Supplies 0.1%
Pitney Bowes, Inc. 5.75%, due 9/15/17	$100,000	$105,403
Xerox Corp.
6.35%, due 5/15/18	100,000	117,691
6.40%, due 3/15/16	160,000	184,062

		407,156

Oil & Gas 0.9%
Anadarko Petroleum Corp.
5.95%, due 9/15/16	475,000	549,168
6.45%, due 9/15/36	150,000	177,843
Apache Corp. 3.625%, due 2/1/21	250,000	268,401
Burlington Resources, Inc. 7.375%, due 3/1/29	104,000	134,540
Chevron Corp. 4.95%, due 3/3/19	250,000	300,148
ConocoPhillips 5.90%, due 10/15/32	350,000	438,381
Devon Energy Corp.
4.00%, due 7/15/21	200,000	215,840
5.625%, due 1/15/14	100,000	108,197
7.95%, due 4/15/32	50,000	71,639
EOG Resources, Inc. 4.10%, due 2/1/21	200,000	220,117
Hess Corp. 7.30%, due 8/15/31	100,000	128,693
Marathon Oil Corp. 6.80%, due 3/15/32	100,000	124,548
Marathon Petroleum Corp.
3.50%, due 3/1/16	50,000	52,446
5.125%, due 3/1/21	100,000	110,922
Occidental Petroleum Corp. 3.125%, due 2/15/22	350,000	359,606
Pemex Project Funding Master Trust 6.625%, due 6/15/35	500,000	586,250
Valero Energy Corp.
4.50%, due 2/1/15	175,000	188,041
6.625%, due 6/15/37	100,000	108,199
7.50%, due 4/15/32	100,000	116,549
XTO Energy, Inc. 4.90%, due 2/1/14	75,000	80,386

		4,339,914

Oil & Gas Services 0.2%
Baker Hughes, Inc. 5.125%, due 9/15/40	200,000	231,624
Halliburton Co. 6.15%, due 9/15/19	250,000	307,916

	Principal Amount	Value

Oil & Gas Services (continued)
Weatherford International, Inc. 6.35%, due 6/15/17	$225,000	$261,529

		801,069

Pharmaceuticals 0.8%
Abbott Laboratories 6.15%, due 11/30/37	225,000	290,891
Allergan, Inc. 5.75%, due 4/1/16	50,000	58,372
Aristotle Holding, Inc. 2.75%, due 11/21/14 (b)	300,000	308,342
Bristol-Myers Squibb Co.
5.875%, due 11/15/36	75,000	94,402
7.15%, due 6/15/23	50,000	69,231
Cardinal Health, Inc.
4.00%, due 6/15/15	200,000	215,624
5.50%, due 6/15/13	50,000	52,519
Eli Lilly & Co.
4.50%, due 3/15/18	100,000	113,328
7.125%, due 6/1/25	175,000	240,104
GlaxoSmithKline Capital, Inc. 6.375%, due 5/15/38	125,000	166,129
Johnson & Johnson
5.15%, due 7/15/18	350,000	425,102
6.95%, due 9/1/29	100,000	139,100
McKesson Corp. 5.70%, due 3/1/17	50,000	58,545
Mead Johnson Nutrition Co. 3.50%, due 11/1/14	250,000	261,082
Medco Health Solutions, Inc. 2.75%, due 9/15/15	200,000	206,323
Merck & Co., Inc.
4.75%, due 3/1/15	100,000	111,236
5.00%, due 6/30/19	250,000	298,347
6.50%, due 12/1/33	200,000	275,782
Pfizer, Inc. 6.20%, due 3/15/19	300,000	377,934
Wyeth LLC
5.50%, due 3/15/13	100,000	104,416
6.00%, due 2/15/36	200,000	255,256
6.45%, due 2/1/24	100,000	132,007

		4,254,072

Pipelines 0.5%
Energy Transfer Partners, L.P.
5.20%, due 2/1/22	200,000	213,179
5.95%, due 2/1/15	130,000	142,552
6.70%, due 7/1/18	100,000	115,784
Enterprise Products Operating, L.P. Series B 6.875%, due 3/1/33	200,000	247,899

16	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines (continued)
Kinder Morgan Energy Partners, L.P.
5.00%, due 12/15/13	$150,000	$158,794
5.80%, due 3/15/35	300,000	316,075
ONEOK Partners, L.P. 6.15%, due 10/1/16	200,000	231,110
Plains All American Pipeline, L.P. / PAA Finance Corp. 6.65%, due 1/15/37	65,000	77,518
Spectra Energy Capital LLC
6.20%, due 4/15/18	50,000	58,804
6.75%, due 2/15/32	125,000	147,907
Tennessee Gas Pipeline Co. 7.50%, due 4/1/17	300,000	357,267
Williams Cos., Inc. 8.75%, due 3/15/32	114,000	154,028
Williams Partners, L.P. 3.80%, due 2/15/15	300,000	319,345

		2,540,262

Real Estate 0.0%‡
ProLogis, L.P. 6.625%, due 5/15/18	50,000	57,253
Regency Centers, L.P. 5.25%, due 8/1/15	100,000	107,840

		165,093

Real Estate Investment Trusts 0.3%
AvalonBay Communities, Inc. 4.95%, due 3/15/13	100,000	103,194
Boston Properties, Inc. 6.25%, due 1/15/13	24,000	24,846
Boston Properties, L.P. 4.125%, due 5/15/21	50,000	52,343
Camden Property Trust 5.00%, due 6/15/15	100,000	107,829
ERP Operating, L.P.
5.125%, due 3/15/16	50,000	55,763
5.375%, due 8/1/16	50,000	55,943
Hospitality Properties Trust 5.125%, due 2/15/15	50,000	52,177
Kimco Realty Corp. 5.783%, due 3/15/16	50,000	55,119
Liberty Property, L.P. 5.125%, due 3/2/15	100,000	107,053
Simon Property Group, L.P.
3.375%, due 3/15/22	400,000	399,988
5.25%, due 12/1/16	225,000	256,185
Weyerhaeuser Co. 7.375%, due 3/15/32	100,000	109,212

		1,379,652

	Principal Amount	Value

Retail 0.7%
Costco Wholesale Corp. 5.50%, due 3/15/17	$100,000	$119,947
CVS Caremark Corp.
4.75%, due 5/18/20	250,000	283,631
4.875%, due 9/15/14	50,000	54,752
6.25%, due 6/1/27	175,000	214,656
Home Depot, Inc. 5.875%, due 12/16/36	250,000	305,993
Lowe’s Cos., Inc.
6.65%, due 9/15/37	100,000	128,554
6.875%, due 2/15/28	150,000	191,136
McDonald’s Corp. 5.80%, due 10/15/17	410,000	498,547
Target Corp.
2.90%, due 1/15/22	200,000	200,584
6.50%, due 10/15/37	150,000	194,936
Wal-Mart Stores, Inc.
5.00%, due 10/25/40	400,000	455,833
5.375%, due 4/5/17	350,000	412,641
6.50%, due 8/15/37	175,000	231,073
Yum! Brands, Inc. 6.25%, due 3/15/18	130,000	156,200

		3,448,483

Software 0.3%
Microsoft Corp.
3.00%, due 10/1/20	300,000	322,995
4.20%, due 6/1/19	250,000	289,253
Oracle Corp.
5.00%, due 7/8/19	400,000	475,027
5.25%, due 1/15/16	325,000	374,647

		1,461,922

Telecommunications 0.9%
AT&T, Inc.
1.60%, due 2/15/17	500,000	501,582
6.15%, due 9/15/34	250,000	293,708
6.30%, due 1/15/38	300,000	359,543
BellSouth Corp.
6.00%, due 11/15/34	100,000	110,417
6.875%, due 10/15/31	250,000	305,771
Cisco Systems, Inc.
4.45%, due 1/15/20	250,000	287,439
5.50%, due 2/22/16	600,000	699,488
Embarq Corp. 7.995%, due 6/1/36	200,000	200,746
Harris Corp. 5.00%, due 10/1/15	50,000	54,700
Motorola, Inc. 7.50%, due 5/15/25	100,000	121,627
New Cingular Wireless Services, Inc. 8.75%, due 3/1/31	100,000	148,768

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Qwest Corp. 6.75%, due 12/1/21	$100,000	$112,653
Verizon Communications, Inc.
1.25%, due 11/3/14	500,000	505,409
3.50%, due 11/1/21	250,000	261,630
5.85%, due 9/15/35	300,000	354,822
6.40%, due 2/15/38	175,000	218,900
Verizon Global Funding Corp. 7.75%, due 12/1/30	100,000	138,141

		4,675,344

Textiles 0.0%‡
Cintas Corp. 6.00%, due 6/1/12	100,000	100,380

Transportation 0.5%
Burlington Northern Santa Fe LLC
4.70%, due 10/1/19	200,000	227,059
5.75%, due 5/1/40	300,000	349,335
6.15%, due 5/1/37	175,000	215,676
6.20%, due 8/15/36	50,000	61,129
CSX Corp. 5.60%, due 5/1/17	100,000	115,942
CSX Transportation, Inc. 7.875%, due 5/15/43	100,000	143,233
FedEx Corp. 8.00%, due 1/15/19	50,000	65,726
Norfolk Southern Corp.
4.837%, due 10/1/41 (b)	128,000	136,975
7.25%, due 2/15/31	83,000	114,869
Union Pacific Corp. 4.163%, due 7/15/22	309,000	339,296
United Parcel Service, Inc.
5.50%, due 1/15/18	100,000	120,491
6.20%, due 1/15/38	300,000	404,819

		2,294,550

Water 0.0%‡
American Water Capital Corp. 6.085%, due 10/15/17	100,000	117,540

Total Corporate Bonds (Cost $83,033,895)		90,724,570

Foreign Government Bonds 2.1%
Foreign Governments 2.1%
Export Development Canada 3.125%, due 4/24/14	250,000	263,355
♦Federal Republic of Brazil
4.875%, due 1/22/21	750,000	861,000
6.00%, due 1/17/17	1,700,000	2,022,150

	Principal Amount	Value

Foreign Governments (continued)
Poland Government International Bond 5.125%, due 4/21/21	$200,000	$216,200
Province of British Columbia Canada 4.30%, due 5/30/13	250,000	260,806
Province of Manitoba Canada
1.30%, due 4/3/17	100,000	100,566
2.125%, due 4/22/13	250,000	254,330
Province of Nova Scotia 2.375%, due 7/21/15	100,000	104,596
Province of Ontario
2.95%, due 2/5/15	250,000	264,420
4.00%, due 10/7/19	225,000	251,809
4.10%, due 6/16/14	350,000	375,484
4.95%, due 11/28/16	450,000	520,997
Province of Quebec
5.125%, due 11/14/16	385,000	449,515
Series NJ 7.50%, due 7/15/23	302,000	426,936
Republic of Chile 5.50%, due 1/15/13	100,000	103,106
Republic of Italy 6.875%, due 9/27/23	750,000	759,450
Republic of Korea 5.75%, due 4/16/14	600,000	648,138
Republic of Poland 5.25%, due 1/15/14	100,000	105,750
United Mexican States
5.125%, due 1/15/20	1,650,000	1,928,850
5.625%, due 1/15/17	400,000	467,000

Total Foreign Government Bonds (Cost $9,696,229)		10,384,458

Mortgage-Backed Securities 2.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.5%
Banc of America Commercial Mortgage, Inc. Series 2005-4, Class A3 4.891%, due 7/10/45	1,267,482	1,282,352
Bear Stearns Commercial Mortgage Securities Series 2007-PW15, Class AAB 5.315%, due 2/11/44	1,329,464	1,394,855
Greenwich Capital Commercial Funding Corp.
Series 2005-GG5, Class A5 5.224%, due 4/10/37 (c)	1,000,000	1,085,208
Series 2006-GG7, Class A4 6.081%, due 7/10/38 (c)	1,000,000	1,139,790
GS Mortgage Securities Corp. II Series 2006-GG6, Class AM 5.622%, due 4/10/38 (d)	1,200,000	1,226,736

18	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-CB7, Class A4 4.879%, due 1/12/38 (c)	$469,003	$489,473
Series 2007-CB18, Class A4 5.44%, due 6/12/47	1,245,000	1,395,189
♦Morgan Stanley Capital I
Series 2005-IQ10, Class AAB 5.178%, due 9/15/42 (d)	1,333,827	1,385,526
Series 2006-HQ8, Class AM 5.649%, due 3/12/44 (c)	1,200,000	1,284,419
Series 2006-IQ11, Class A4 5.898%, due 10/15/42 (c)	1,400,000	1,578,574

Total Mortgage-Backed Securities (Cost $9,187,313)		12,262,122

Municipal Bonds 0.6%
Arizona 0.3%
Salt River Project Agricultural Improvement and Power District Electric System Revenue 4.839%, due 1/1/41	1,000,000	1,163,070

Connecticut 0.1%
State of Connecticut, Transportation & Infrastructure Revenue 5.459%, due 11/1/30	500,000	574,820

Kansas 0.2%
Kansas State Department of Transportation, Highway Revenue 4.596%, due 9/1/35	1,000,000	1,097,690

Total Municipal Bonds (Cost $2,522,937)		2,835,580

U.S. Government & Federal Agencies 69.8%
♦Federal Home Loan Bank 0.6%
3.625%, due 10/18/13	3,000,000	3,144,804

♦Federal Home Loan Mortgage Corporation 2.4%
0.55%, due 2/27/15	1,500,000	1,501,669
2.375%, due 1/13/22	2,000,000	2,012,074
3.75%, due 3/27/19	1,100,000	1,257,704
4.50%, due 1/15/15	2,000,000	2,216,062
4.75%, due 1/19/16	2,000,000	2,295,160
5.125%, due 10/18/16	2,430,000	2,866,479

		12,149,148

	Principal Amount	Value

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 9.2%
2.455%, due 12/1/41 (d)	$1,455,304	$1,506,984
3.00%, due 5/1/26 TBA (e)	500,000	521,406
3.50%, due 4/1/26	904,764	952,217
3.50%, due 5/1/26	414,914	436,675
3.50%, due 4/1/41	321,739	333,848
3.50%, due 3/1/42	499,231	518,021
3.50%, due 4/1/42	800,000	830,109
4.00%, due 7/1/23	802,627	850,960
4.00%, due 6/1/24	507,309	537,224
4.00%, due 4/1/26	411,414	436,188
4.00%, due 2/1/31	470,995	504,489
4.00%, due 7/1/39	1,273,436	1,345,092
4.00%, due 12/1/40	2,582,031	2,728,531
4.00%, due 11/1/41	1,165,892	1,232,771
4.50%, due 4/1/20	758,519	814,966
4.50%, due 10/1/24	341,326	364,860
4.50%, due 5/1/25	411,543	439,982
4.50%, due 7/1/30	427,295	456,229
4.50%, due 6/1/34	225,049	240,464
4.50%, due 6/1/35	312,917	334,058
4.50%, due 8/1/35	350,115	373,768
4.50%, due 2/1/39	325,096	346,856
4.50%, due 6/1/39	4,695,260	5,009,530
4.50%, due 7/1/39	30,716	32,772
4.50%, due 8/1/39	621,416	663,009
4.50%, due 1/1/40	1,332,213	1,421,383
4.50%, due 7/1/40	508,839	543,375
4.50%, due 2/1/41	22,711	24,287
5.00%, due 1/1/25	798,235	861,645
5.00%, due 8/1/30	382,611	414,438
5.00%, due 8/1/35	2,918,841	3,159,816
5.00%, due 6/1/37	2,343,116	2,533,632
5.00%, due 3/1/40	523,422	566,308
5.00%, due 2/1/41	777,515	841,706
5.005%, due 3/1/39 (d)	458,102	491,490
5.171%, due 4/1/39 (d)	347,321	371,794
5.50%, due 2/1/18	156,612	170,011
5.50%, due 3/1/23	81,255	88,156
5.50%, due 6/1/23	200,486	217,513
5.50%, due 11/1/27	305,553	333,638
5.50%, due 9/1/35	359,065	393,302
5.50%, due 4/1/37	3,356,866	3,660,163
5.50%, due 11/1/37	298,421	325,384
5.50%, due 4/1/38	475,611	520,962
5.50%, due 8/1/38	429,754	468,315
6.00%, due 8/1/17	128,983	139,177
6.00%, due 6/1/21	63,693	69,046
6.00%, due 9/1/21	102,730	111,362
6.00%, due 11/1/22	91,353	98,972
6.00%, due 4/1/36	415,164	459,357

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
6.00%, due 8/1/36	$189,482	$209,652
6.00%, due 11/1/36	572,202	633,110
6.00%, due 2/1/37	611,617	676,721
6.00%, due 11/1/37	927,310	1,024,569
6.00%, due 12/1/39	589,116	650,904
6.144%, due 10/1/36 (d)	416,086	453,337
6.50%, due 6/1/14	3,334	3,520
6.50%, due 4/1/17	4,717	5,247
6.50%, due 5/1/17	19,721	21,645
6.50%, due 11/1/25	16,005	17,999
6.50%, due 5/1/26	2,438	2,788
6.50%, due 3/1/27	7,081	8,107
6.50%, due 5/1/31	9,451	10,817
6.50%, due 8/1/31	6,650	7,612
6.50%, due 1/1/32	56,973	65,494
6.50%, due 3/1/32	38,788	44,395
6.50%, due 4/1/32	19,193	21,968
6.50%, due 7/1/32	28,469	32,585
6.50%, due 1/1/34	39,154	44,776
6.50%, due 1/1/37	245,686	277,213
6.50%, due 9/1/37	525,592	593,037
7.00%, due 4/1/26	5,624	6,675
7.00%, due 7/1/26	615	730
7.00%, due 12/1/27	8,727	10,398
7.00%, due 1/1/30	4,413	5,258
7.00%, due 3/1/31	31,717	37,424
7.00%, due 10/1/31	11,829	13,957
7.00%, due 3/1/32	47,857	56,468
7.00%, due 9/1/33	231,429	270,989
7.00%, due 11/1/36	84,586	98,992
7.00%, due 12/1/37	206,610	238,760
7.50%, due 1/1/16	2,567	2,754
7.50%, due 1/1/26	1,560	1,869
7.50%, due 2/1/32	29,468	36,054
8.00%, due 7/1/26	3,188	3,653

		45,685,718

♦Federal National Mortgage Association 2.7%
0.60%, due 10/25/13	3,000,000	3,002,190
1.05%, due 10/22/13	1,000,000	1,010,025
2.625%, due 11/20/14	2,000,000	2,112,426
2.75%, due 3/13/14	1,000,000	1,044,867
3.00%, due 9/16/14	3,000,000	3,187,251
5.375%, due 6/12/17	2,100,000	2,547,353
6.21%, due 8/6/38	475,000	675,933

		13,580,045

	Principal Amount	Value

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 14.8%
2.272%, due 12/1/41 (d)	$2,136,126	$2,208,785
3.00%, due 4/1/27	1,000,000	1,045,635
3.50%, due 11/1/25	1,892,103	1,998,435
3.50%, due 12/1/25	937,917	990,626
3.50%, due 12/1/26	995,391	1,051,330
3.50%, due 5/1/31	700,609	736,392
3.50%, due 12/1/40	988,790	1,027,859
3.50%, due 1/1/41	470,062	488,635
3.50%, due 2/1/41	488,723	508,033
3.50%, due 9/1/41 TBA (e)	1,300,000	1,349,765
3.50%, due 3/1/42	998,395	1,037,999
3.514%, due 8/1/40 (d)	668,030	701,947
4.00%, due 3/1/22	243,974	260,082
4.00%, due 4/1/24	1,540,921	1,639,765
4.00%, due 2/1/25	2,237,932	2,381,486
4.00%, due 6/1/30	221,215	237,015
4.00%, due 1/1/31	422,002	452,144
4.00%, due 6/1/39	1,593,771	1,687,436
4.00%, due 12/1/39	487,447	516,287
4.00%, due 6/1/40 TBA (e)	800,000	846,125
4.00%, due 7/1/40	830,791	879,908
4.00%, due 9/1/40	3,833,135	4,058,407
4.00%, due 3/1/41	1,441,741	1,527,147
4.00%, due 9/1/41	806,942	854,743
4.00%, due 11/1/41	474,596	502,710
4.50%, due 5/1/19	17,385	18,744
4.50%, due 11/1/22	19,895	21,439
4.50%, due 2/1/23	101,223	108,823
4.50%, due 3/1/23	85,687	92,121
4.50%, due 6/1/23	918,684	987,662
4.50%, due 4/1/24	563,226	605,163
4.50%, due 3/1/30	541,858	581,960
4.50%, due 4/1/39	6,215,961	6,659,212
4.50%, due 3/1/40	2,587,505	2,822,149
4.50%, due 11/1/40	382,603	410,782
4.50%, due 4/1/41	650,472	689,945
4.50%, due 7/1/41	2,247,530	2,413,066
5.00%, due 3/1/21	18,939	20,589
5.00%, due 6/1/22	225,336	244,478
5.00%, due 4/1/23	139,038	150,675
5.00%, due 7/1/23	203,671	220,718
5.00%, due 8/1/23	360,271	391,438
5.00%, due 1/1/24	203,997	221,071
5.00%, due 11/1/29	365,781	397,465
5.00%, due 7/1/30	264,701	287,629
5.00%, due 7/1/35	684,277	744,191
5.00%, due 11/1/35	496,512	539,831
5.00%, due 2/1/36	1,150,249	1,250,604
5.00%, due 7/1/36	585,193	636,431

20	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 7/1/37	$1,918,593	$2,086,583
5.00%, due 1/1/38	1,268,613	1,378,502
5.00%, due 8/1/38	965,447	1,049,678
5.00%, due 1/1/39	498,987	552,657
5.00%, due 7/1/39	887,251	964,106
5.00%, due 9/1/40	246,470	268,975
5.50%, due 8/1/17	18,725	20,486
5.50%, due 7/1/22	303,997	332,226
5.50%, due 11/1/23	94,062	102,797
5.50%, due 4/1/30	361,585	395,667
5.50%, due 9/1/33	383,465	423,084
5.50%, due 12/1/34	762,695	839,828
5.50%, due 5/1/35	233,520	256,698
5.50%, due 6/1/35	123,377	135,624
5.50%, due 8/1/35	101,940	112,058
5.50%, due 4/1/36	284,606	312,855
5.50%, due 11/1/36	203,357	222,588
5.50%, due 1/1/37	327,525	359,932
5.50%, due 3/1/37	1,107,809	1,212,228
5.50%, due 4/1/37	134,246	146,900
5.50%, due 8/1/37	1,519,079	1,674,606
5.50%, due 3/1/38	1,922,780	2,104,017
5.50%, due 12/1/38	505,686	555,879
5.50%, due 7/1/40	382,255	421,988
6.00%, due 6/1/16	16,078	17,609
6.00%, due 7/1/16	11,551	12,650
6.00%, due 9/1/16	7,615	8,340
6.00%, due 9/1/17	6,023	6,596
6.00%, due 2/1/36	461,772	512,008
6.00%, due 7/1/36	523,241	580,164
6.00%, due 8/1/36	37,157	41,199
6.00%, due 12/1/36	162,355	180,018
6.00%, due 4/1/37	446,684	495,278
6.00%, due 7/1/37	837,822	928,968
6.00%, due 8/1/37	251,926	279,333
6.00%, due 12/1/37	551,076	611,027
6.00%, due 2/1/38	842,767	934,451
6.00%, due 12/1/38	945,090	1,045,839
6.50%, due 6/1/15	7,967	8,248
6.50%, due 7/1/32	5,058	5,794
6.50%, due 8/1/32	108,263	124,035
6.50%, due 8/1/35	157,331	178,629
6.50%, due 9/1/35	5,824	6,613
6.50%, due 7/1/36	365,158	412,650
6.50%, due 8/1/36	110,692	125,089
6.50%, due 9/1/36	215,284	243,284
6.50%, due 10/1/36	85,426	97,725
6.50%, due 11/1/36	121,850	137,698

	Principal Amount	Value

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 8/1/37	$5,686	$6,506
6.50%, due 10/1/37	13,310	15,041
6.50%, due 11/1/37	99,313	112,230
6.50%, due 12/1/37	125,835	142,201
6.50%, due 2/1/38	305,867	345,648
7.00%, due 9/1/37	57,063	66,132
7.00%, due 10/1/37	7,585	8,791
7.00%, due 11/1/37	222,670	258,062
7.50%, due 7/1/30	9,788	10,837
7.50%, due 7/1/31	36,986	45,180
7.50%, due 8/1/31	475	497
8.00%, due 1/1/25	183	189
8.00%, due 6/1/25	216	261
8.00%, due 9/1/25	984	1,195
8.00%, due 9/1/26	5,470	6,656
8.00%, due 10/1/26	908	994
8.00%, due 11/1/26	1,013	1,232
8.00%, due 4/1/27	1,953	2,387
8.00%, due 6/1/27	18,282	20,209
8.00%, due 12/1/27	4,223	4,276
8.00%, due 1/1/28	29,505	36,146

		73,512,759

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.1%
3.50%, due 10/15/40	497,564	525,149
3.50%, due 12/1/41 TBA (e)	500,000	526,328
3.50%, due 4/15/42	499,950	527,511
3.50%, due 4/20/42	900,000	949,052
4.00%, due 9/15/25	449,493	486,543
4.00%, due 5/15/39	247,618	268,375
4.00%, due 9/20/40	445,433	482,816
4.00%, due 2/20/41	919,959	998,317
4.00%, due 3/20/41	457,410	496,370
4.00%, due 7/15/41	1,948,653	2,112,614
4.00%, due 11/20/41	1,200,000	1,300,711
4.00%, due 12/20/41	890,260	964,975
4.50%, due 11/15/24	397,782	432,869
4.50%, due 3/15/39	3,120,254	3,416,465
4.50%, due 3/20/39	3,109,025	3,406,599
4.50%, due 10/20/39	413,162	452,707
4.50%, due 6/20/40	432,679	474,632
4.50%, due 7/15/40	396,154	434,442
4.50%, due 9/15/40	1,227,257	1,355,844
4.50%, due 10/20/40	410,599	450,412
4.50%, due 7/20/41	710,723	780,748
4.50%, due 9/20/41	478,461	525,601
5.00%, due 4/20/33	141,111	157,432
5.00%, due 8/15/33	70,852	79,474
5.00%, due 2/15/36	360,949	400,478

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 6/20/36	$14,773	$16,421
5.00%, due 1/15/39	251,607	279,082
5.00%, due 5/15/39	587,875	652,071
5.00%, due 5/20/39	195,892	217,754
5.00%, due 8/15/39	790,295	881,287
5.00%, due 9/15/39	933,694	1,035,652
5.00%, due 5/15/40	180,659	200,669
5.00%, due 9/20/40	3,255,084	3,609,710
5.50%, due 3/15/33	1,005,222	1,129,755
5.50%, due 7/15/34	282,153	316,667
5.50%, due 7/20/34	135,839	151,389
5.50%, due 9/15/35	308,462	345,134
5.50%, due 12/20/35	305,830	341,950
5.50%, due 1/20/39	748,738	835,531
6.00%, due 3/20/29	34,679	39,324
6.00%, due 1/15/32	63,042	71,669
6.00%, due 12/15/32	23,327	26,520
6.00%, due 3/20/33	182,739	206,930
6.00%, due 2/15/34	156,247	176,849
6.00%, due 1/20/35	97,789	110,735
6.00%, due 6/15/35	104,461	118,104
6.00%, due 9/15/35	222,792	253,492
6.00%, due 9/20/40	827,693	936,231
6.50%, due 3/20/31	22,639	26,113
6.50%, due 1/15/32	31,288	36,567
6.50%, due 6/15/35	2,051	2,363
6.50%, due 12/15/35	32,081	37,431
6.50%, due 1/15/36	152,758	176,368
6.50%, due 9/15/36	70,531	81,373
6.50%, due 9/15/37	93,958	108,226
6.50%, due 10/15/37	114,217	131,223
6.50%, due 11/15/38	358,216	411,940
7.00%, due 2/15/26	592	696
7.00%, due 6/15/29	565	675
7.00%, due 12/15/29	4,054	4,760
7.00%, due 5/15/31	2,428	2,914
7.00%, due 8/15/31	11,596	13,918
7.00%, due 8/20/31	31,330	37,588
7.00%, due 8/15/32	47,830	56,877
7.50%, due 3/15/26	4,528	4,764
7.50%, due 10/15/26	8,983	9,326
7.50%, due 11/15/26	1,292	1,358
7.50%, due 1/15/30	14,909	16,162
7.50%, due 10/15/30	7,266	8,443
7.50%, due 3/15/32	25,711	31,109
8.00%, due 6/15/26	225	273
8.00%, due 9/15/26	1,401	1,425

	Principal Amount	Value

♦Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
8.00%, due 10/15/26	$373	$452
8.00%, due 11/15/26	1,741	1,775
8.00%, due 5/15/27	130	134
8.00%, due 7/15/27	913	1,114
8.00%, due 9/15/27	460	561
8.00%, due 11/15/30	23,604	29,195
8.50%, due 7/15/26	1,063	1,313
8.50%, due 11/15/26	5,926	6,114

		35,201,940

♦United States Treasury Bonds 4.8%
3.125%, due 11/15/41	735,000	737,297
3.125%, due 2/15/42	2,000,000	2,005,624
3.75%, due 8/15/41	1,860,000	2,100,055
4.25%, due 11/15/40	2,000,000	2,457,500
4.375%, due 5/15/41	1,300,000	1,630,485
4.75%, due 2/15/37	4,600,000	6,063,375
4.75%, due 2/15/41	3,755,000	4,990,042
5.25%, due 11/15/28	1,900,000	2,574,203
6.75%, due 8/15/26	1,000,000	1,522,656

		24,081,237

♦United States Treasury Notes 28.2%
0.25%, due 10/31/13	8,300,000	8,301,295
0.25%, due 3/31/14	22,400,000	22,397,379
0.25%, due 4/30/14	6,200,000	6,198,549
0.375%, due 4/15/15	21,210,000	21,208,346
0.50%, due 8/15/14	2,905,000	2,917,709
0.875%, due 2/28/17	5,550,000	5,576,884
1.00%, due 3/31/17	14,940,000	15,089,400
1.25%, due 9/30/15	4,695,000	4,817,878
1.375%, due 9/30/18	5,950,000	6,024,375
1.375%, due 12/31/18	1,100,000	1,110,570
1.50%, due 6/30/16	1,695,000	1,754,589
1.50%, due 3/31/19	3,800,000	3,851,657
1.875%, due 9/30/17	3,000,000	3,148,125
2.00%, due 2/15/22	9,050,000	9,117,875
2.125%, due 12/31/15	11,860,000	12,549,363
2.25%, due 7/31/18	2,000,000	2,135,624
2.625%, due 8/15/20	2,500,000	2,698,438
2.625%, due 11/15/20	4,236,000	4,564,290
3.375%, due 11/15/19	5,855,000	6,672,873

		140,135,219

Total U.S. Government & Federal Agencies (Cost $336,514,387)		347,490,870

22	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds 5.2%(f)
Banks 1.4%
Bank of Nova Scotia 1.95%, due 1/30/17 (b)	$250,000	$255,622
Barclays Bank PLC 5.125%, due 1/8/20	415,000	437,029
Canadian Imperial Bank of Commerce 2.35%, due 12/11/15	100,000	103,765
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.50%, due 1/11/21	300,000	313,931
Deutsche Bank A.G. 6.00%, due 9/1/17	325,000	370,241
Export-Import Bank of Korea 5.875%, due 1/14/15	350,000	381,453
Korea Development Bank
4.375%, due 8/10/15	300,000	317,428
5.30%, due 1/17/13	125,000	128,111
Kreditanstalt fuer Wiederaufbau
4.50%, due 7/16/18	850,000	991,180
Series G 4.875%, due 1/17/17	1,200,000	1,397,400
Landwirtschaftliche Rentenbank
3.125%, due 7/15/15	300,000	320,269
5.125%, due 2/1/17	475,000	557,102
Royal Bank of Scotland Group PLC
5.00%, due 11/12/13	100,000	99,640
5.05%, due 1/8/15	100,000	96,872
Royal Bank of Scotland PLC (The) 4.375%, due 3/16/16	200,000	204,041
UBS A.G.
5.875%, due 7/15/16	125,000	132,182
5.875%, due 12/20/17	200,000	221,693
Westpac Banking Corp.
3.00%, due 12/9/15	300,000	311,183
4.625%, due 6/1/18	50,000	52,188

		6,691,330

Building Materials 0.0%‡
Lafarge S.A.
6.50%, due 7/15/16	50,000	53,270
7.125%, due 7/15/36	50,000	48,679

		101,949

Chemicals 0.0%‡
Potash Corp. of Saskatchewan, Inc. 4.875%, due 3/30/20	150,000	172,341

Electric 0.0%‡
Scottish Power PLC 5.375%, due 3/15/15	100,000	108,110

	Principal Amount	Value

Electronics 0.0%‡
Koninklijke Philips Electronics N.V. 6.875%, due 3/11/38	$100,000	$127,394

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (b)	250,000	250,642

Forest Products & Paper 0.0%‡
Celulosa Arauco y Constitucion S.A. 5.625%, due 4/20/15	50,000	54,269

Health Care—Products 0.1%
Covidien International Finance S.A. 6.00%, due 10/15/17	150,000	180,481

Insurance 0.0%‡
AXA S.A. 8.60%, due 12/15/30	105,000	114,548

Iron & Steel 0.1%
ArcelorMittal
3.75%, due 2/25/15	100,000	101,929
5.375%, due 6/1/13	200,000	207,459
6.125%, due 6/1/18	300,000	316,187

		625,575

Media 0.0%‡
Thomson Reuters Corp.
5.70%, due 10/1/14	50,000	55,316
5.85%, due 4/15/40	105,000	118,718

		174,034

Mining 0.4%
Barrick Australia Finance Property, Ltd. 5.95%, due 10/15/39	150,000	168,505
Barrick Gold Finance Co. 4.875%, due 11/15/14	50,000	54,490
Rio Tinto Alcan, Inc. 5.75%, due 6/1/35	50,000	58,051
Rio Tinto Finance USA PLC 3.50%, due 3/22/22	650,000	676,763
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	150,000	158,946
Vale Overseas, Ltd.
4.375%, due 1/11/22	100,000	102,457
6.25%, due 1/23/17	600,000	691,195
Xstrata Canada Corp. 5.50%, due 6/15/17	50,000	55,859

		1,966,266

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Miscellaneous—Manufacturing 0.0%‡
Ingersoll-Rand PLC 4.75%, due 5/15/15	$150,000	$162,182

Multi-National 1.0%
European Investment Bank
2.25%, due 3/15/16	1,250,000	1,295,035
2.75%, due 3/23/15	500,000	526,170
2.875%, due 9/15/20	725,000	748,895
Inter-American Development Bank 6.80%, due 10/15/25	604,000	839,298
International Bank for Reconstruction & Development
(zero coupon), due 3/11/31	504,000	243,632
2.125%, due 3/15/16	1,150,000	1,214,766

		4,867,796

Oil & Gas 0.9%
Apache Finance Canada Corp. 4.375%, due 5/15/15	100,000	109,750
BP Capital Markets PLC
4.50%, due 10/1/20	250,000	277,787
5.25%, due 11/7/13	250,000	266,037
Canadian Natural Resources, Ltd.
5.85%, due 2/1/35	155,000	180,470
6.50%, due 2/15/37	75,000	95,295
Cenovus Energy, Inc. 6.75%, due 11/15/39	100,000	130,933
EnCana Corp.
6.50%, due 8/15/34	85,000	93,067
6.50%, due 2/1/38	125,000	137,340
Petro-Canada
4.00%, due 7/15/13	100,000	103,493
6.05%, due 5/15/18	325,000	391,035
Petrobras International Finance Co.
5.875%, due 3/1/18	475,000	535,021
7.75%, due 9/15/14	450,000	508,500
Shell International Finance B.V.
4.30%, due 9/22/19	125,000	143,307
5.50%, due 3/25/40	275,000	343,464
Statoil ASA 7.75%, due 6/15/23	125,000	172,940
Suncor Energy, Inc.
6.10%, due 6/1/18	100,000	119,986
6.50%, due 6/15/38	100,000	125,166
Talisman Energy, Inc.
5.125%, due 5/15/15	50,000	54,564
6.25%, due 2/1/38	55,000	62,381
Total Capital S.A. 2.30%, due 3/15/16	300,000	310,803

	Principal Amount	Value

Oil & Gas (continued)
Transocean, Inc.
6.00%, due 3/15/18	$175,000	$195,838
7.375%, due 4/15/18	100,000	118,811

		4,475,988

Oil & Gas Services 0.0%‡
Weatherford International, Inc. 4.95%, due 10/15/13	100,000	104,792

Pharmaceuticals 0.2%
AstraZeneca PLC 6.45%, due 9/15/37	100,000	131,526
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	450,000	535,623
Teva Pharmaceutical Finance Co. B.V. 3.65%, due 11/10/21	100,000	103,626
Teva Pharmaceutical Finance LLC 3.00%, due 6/15/15	180,000	189,388

		960,163

Pipelines 0.1%
TransCanada Pipelines, Ltd.
4.875%, due 1/15/15	380,000	417,434
5.85%, due 3/15/36	150,000	183,475

		600,909

Sovereign 0.1%
Svensk Exportkredit AB
3.25%, due 9/16/14	300,000	315,511
5.125%, due 3/1/17	200,000	230,070

		545,581

Telecommunications 0.7%
America Movil S.A. de C.V. 5.75%, due 1/15/15	675,000	752,555
British Telecommunications PLC 9.625%, due 12/15/30	100,000	149,075
Deutsche Telekom International Finance B.V.
5.25%, due 7/22/13	100,000	104,996
5.75%, due 3/23/16	325,000	368,015
6.00%, due 7/8/19	250,000	293,788
France Telecom S.A. 8.50%, due 3/1/31	250,000	341,626
Rogers Communications, Inc. 6.80%, due 8/15/18	225,000	280,760
Telecom Italia Capital S.A.
4.95%, due 9/30/14	150,000	151,875
6.00%, due 9/30/34	100,000	83,900
6.375%, due 11/15/33	175,000	151,594
Telefonica Emisones S.A.U. 7.045%, due 6/20/36	100,000	92,251

24	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Telecommunications (continued)
Telefonica Europe B.V. 8.25%, due 9/15/30	$200,000	$204,564
Vodafone Group PLC
6.15%, due 2/27/37	125,000	155,438
7.875%, due 2/15/30	100,000	140,401

		3,270,838

Transportation 0.1%
Canadian National Railway Co. 6.20%, due 6/1/36	100,000	127,981
Canadian Pacific Railway Co. 7.25%, due 5/15/19	125,000	153,868

		281,849

Water 0.0%‡
United Utilities PLC 5.375%, due 2/1/19	100,000	107,806

Total Yankee Bonds (Cost $23,993,373)		25,944,843

Total Long-Term Bonds (Cost $466,824,669)		491,291,120

Short-Term Investment 0.3%
Repurchase Agreement 0.3%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $1,435,760 (Collateralized by United States Treasury Note security with a rate of 0.75% and a maturity date of 8/15/13, with a Principal Amount of $1,455,000 and a Market Value of $1,466,967)	1,435,760	1,435,760

Total Short-Term Investment (Cost $1,435,760)		1,435,760

Total Investments (Cost $468,260,429) (g)	99.0%	492,726,880
Other Assets, Less Liabilities	1.0	5,078,979
Net Assets	100.0%	$497,805,859

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of April 30, 2012 is $536,587, which represents 0.1% of the Fund’s net assets.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(c)	Collateral strip rate-Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of April 30, 2012.

(d)	Floating rate-Rate shown is the rate in effect as of April 30, 2012.

(e)	TBA-Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of April 30, 2012 is $3,243,624, which represents 0.7% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(f)	Yankee Bond-Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	As of April 30, 2012, cost is $468,323,872 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$25,157,205
Gross unrealized depreciation	(754,197)

Net unrealized appreciation	$24,403,008

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,648,677	$—	$1,648,677
Corporate Bonds	—	90,724,570	—	90,724,570
Foreign Government Bonds	—	10,384,458	—	10,384,458
Mortgage-Backed Securities	—	12,262,122	—	12,262,122
Municipal Bonds	—	2,835,580	—	2,835,580
U.S. Government & Federal Agencies	—	347,490,870	—	347,490,870
Yankee Bonds	—	25,944,843	—	25,944,843

Total Long-Term Bonds	—	491,291,120	—	491,291,120

Short-Term Investment
Repurchase Agreement	—	1,435,760	—	1,435,760

Total Investments in Securities	$—	$492,726,880	$—	$492,726,880

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

26	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $468,260,429)	$492,726,880
Receivables:
Investment securities sold	19,477,435
Interest	2,844,489
Fund shares sold	567,489
Other assets	30,447

Total assets	515,646,740

Liabilities
Payables:
Investment securities purchased	16,962,710
Fund shares redeemed	495,431
Manager (See Note 3)	119,690
Transfer agent (See Note 3)	72,492
Professional fees	61,308
Shareholder communication	42,031
NYLIFE Distributors (See Note 3)	18,153
Custodian	15,497
Trustees	1,504
Accrued expenses	803
Dividend payable	51,262

Total liabilities	17,840,881

Net assets	$497,805,859

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$43,493
Additional paid-in capital	469,105,734

469,149,227
Distributions in excess of net investment income	(26,564)
Accumulated net realized gain (loss) on investments	4,216,745
Net unrealized appreciation (depreciation) on investments	24,466,451

Net assets	$497,805,859

Investor Class
Net assets applicable to outstanding shares	$6,701,414

Shares of beneficial interest outstanding	583,477

Net asset value per share outstanding	$11.49
Maximum sales charge (3.00% of offering price)	0.36

Maximum offering price per share outstanding	$11.85

Class A
Net assets applicable to outstanding shares	$82,307,723

Shares of beneficial interest outstanding	7,196,939

Net asset value per share outstanding	$11.44
Maximum sales charge (3.00% of offering price)	0.35

Maximum offering price per share outstanding	$11.79

Class I
Net assets applicable to outstanding shares	$408,796,722

Shares of beneficial interest outstanding	35,712,392

Net asset value and offering price per share outstanding	$11.45

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$6,644,548

Expenses
Manager (See Note 3)	834,570
Transfer agent (See Note 3)	277,327
Distribution/Service—Investor Class (See Note 3)	8,119
Distribution/Service— Class A (See Note 3)	102,901
Professional fees	43,432
Custodian	40,136
Shareholder communication	24,229
Registration	23,629
Trustees	6,845
Miscellaneous	12,105

Total expenses before waiver/reimbursement	1,373,293
Expense waiver/reimbursement from Manager (See Note 3)	(189,407)

Net expenses	1,183,886

Net investment income (loss)	5,460,662

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	4,279,084
Net change in unrealized appreciation (depreciation) on investments	513,185

Net realized and unrealized gain (loss) on investments	4,792,269

Net increase (decrease) in net assets resulting from operations	$10,252,931

28	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,460,662	$15,819,420
Net realized gain (loss) on investments	4,279,084	13,446,478
Net change in unrealized appreciation (depreciation) on investments	513,185	(7,141,595)

Net increase (decrease) in net assets resulting from operations	10,252,931	22,124,303

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(62,658)	(141,927)
Class A	(857,713)	(2,037,380)
Class I	(4,696,056)	(14,005,150)

	(5,616,427)	(16,184,457)

From net realized gain on investments:
Investor Class	(187,145)	(128,316)
Class A	(2,432,468)	(1,810,224)
Class I	(10,662,145)	(11,260,357)

	(13,281,758)	(13,198,897)

Total dividends and distributions to shareholders	(18,898,185)	(29,383,354)

Capital share transactions:
Net proceeds from sale of shares	141,343,739	173,793,304
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	17,811,913	28,225,481
Cost of shares redeemed	(118,960,149)	(345,289,145)

Increase (decrease) in net assets derived from capital share transactions	40,195,503	(143,270,360)

Net increase (decrease) in net assets	31,550,249	(150,529,411)

Net Assets
Beginning of period	466,255,610	616,785,021

End of period	$497,805,859	$466,255,610

Undistributed (distributions in excess of) net investment income at end of period	$(26,564)	$129,201

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$11.71		$11.81	$11.38	$10.37	$10.97

Net investment income (loss)	0.11		0.28	0.32	0.40	0.30
Net realized and unrealized gain (loss) on investments	0.12		0.15	0.45	1.02	(0.60)

Total from investment operations	0.23		0.43	0.77	1.42	(0.30)

Less dividends and distributions:
From net investment income	(0.11)		(0.28)	(0.32)	(0.41)	(0.30)
From net realized gain on investments	(0.34)		(0.25)	(0.02)	—	—

Total dividends and distributions	(0.45)		(0.53)	(0.34)	(0.41)	(0.30)

Net asset value at end of period	$11.49		$11.71	$11.81	$11.38	$10.37

Total investment return (a)	2.04	%(b)	3.88%	6.88%	13.87%	(2.76	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87	%††	2.39%	2.81%	3.66%	4.26	% ††
Net expenses	0.92	%††	0.92%	0.92%	0.92%	0.92	% ††
Expenses (before waiver/reimbursement)	1.03	%††	1.10%	1.15%	1.28%	1.27	% ††
Portfolio turnover rate (c)	91%		106%	115%	61%	66%
Net assets at end of period (in 000’s)	$6,701		$6,326	$5,985	$4,279	$2,874

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 79%, 95%, 105%, 56% and 62% for the six months ended April 30, 2012 and for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

30	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.66		$11.76	$11.33	$10.33	$10.70	$10.69

Net investment income (loss)	0.12		0.29	0.34	0.41	0.47	0.47
Net realized and unrealized gain (loss) on investments	0.12		0.16	0.45	1.01	(0.36)	0.02

Total from investment operations	0.24		0.45	0.79	1.42	0.11	0.49

Less dividends and distributions:
From net investment income	(0.12)		(0.30)	(0.34)	(0.42)	(0.48)	(0.48)
From net realized gain on investments	(0.34)		(0.25)	(0.02)	—	—	—

Total dividends and distributions	(0.46)		(0.55)	(0.36)	(0.42)	(0.48)	(0.48)

Net asset value at end of period	$11.44		$11.66	$11.76	$11.33	$10.33	$10.70

Total investment return (a)	2.13	%(b)	4.05%	7.04%	13.93%	0.88%	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.01	%††	2.53%	2.94%	3.76%	4.35%	4.40%
Net expenses	0.78	%††	0.78%	0.80%	0.82%	0.82%	0.82%
Expenses (before waiver/reimbursement)	0.78	%††	0.78%	0.80%	0.88%	0.88%	0.93%
Portfolio turnover rate (c)	91%		106%	115%	61%	66%	121%
Net assets at end of period (in 000’s)	$82,308		$82,180	$87,750	$77,595	$61,775	$57,604

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 79%, 95%, 105%, 56%, 62% and 116% for the six months ended April 30, 2012 and for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.67		$11.77	$11.34	$10.33	$10.70	$10.69

Net investment income (loss)	0.14		0.33	0.38	0.46	0.51	0.51
Net realized and unrealized gain (loss) on investments	0.12		0.16	0.45	1.01	(0.37)	0.02

Total from investment operations	0.26		0.49	0.83	1.47	0.14	0.53

Less dividends and distributions:
From net investment income	(0.14)		(0.34)	(0.38)	(0.46)	(0.51)	(0.52)
From net realized gain on investments	(0.34)		(0.25)	(0.02)	—	—	—

Total dividends and distributions	(0.48)		(0.59)	(0.40)	(0.46)	(0.51)	(0.52)

Net asset value at end of period	$11.45		$11.67	$11.77	$11.34	$10.33	$10.70

Total investment return (a)	2.30	%(b)	4.41%	7.43%	14.47%	1.25%	5.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36	%††	2.88%	3.31%	4.15%	4.74%	4.79%
Net expenses	0.43	%††	0.43%	0.43%	0.43%	0.43%	0.43%
Expenses (before waiver/reimbursement)	0.53	%††	0.53%	0.55%	0.63%	0.56%	0.53%
Portfolio turnover rate (c)	91%		106%	115%	61%	66%	121%
Net assets at end of period (in 000’s)	$408,797		$377,749	$523,050	$468,639	$381,086	$398,047

*	Unaudited.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls are 79%, 95%, 105%, 56%, 62% and 116% for the six months ended April 30, 2012 and for the years ended October 31, 2011, 2010, 2009, 2008 and 2007, respectively.

32	MainStay Indexed Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Indexed Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Indexed Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager determines the liquidity of the Fund’s investments; in doing so, the Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized,

34	MainStay Indexed Bond Fund

respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(J)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.35% up to $1 billion and 0.30% in excess of $1 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.35% for the six-month period ended April 30, 2012.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.92%; Class A, 0.82%; and Class I, 0.43%. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $834,570 and waived its fees and/or reimbursed expenses in the amount of $189,407.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York

Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,559 and $3,983, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A shares of $116 for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$11,962
Class A	46,642
Class I	218,723

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,453	0.0	%‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss

36	MainStay Indexed Bond Fund

carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from: Ordinary Income Long-Term Capital Gain	$23,991,093 5,392,261
Total	$29,383,354

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of U.S. government securities were $428,014 and $421,545, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $26,599 and $10,711, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	126,889	$1,456,267
Shares issued to shareholders in reinvestment of dividends and distributions	21,638	246,572
Shares redeemed	(86,946)	(998,015)

Net increase (decrease) in shares outstanding before conversion	61,581	704,824
Shares converted into Investor Class (See Note 1)	12,880	146,701
Shares converted from Investor Class (See Note 1)	(31,152)	(353,804)

Net increase (decrease)	43,309	$497,721

Year ended October 31, 2011:
Shares sold	219,195	$2,532,066
Shares issued to shareholders in reinvestment of dividends and distributions	23,469	266,387
Shares redeemed	(186,847)	(2,140,847)

Net increase (decrease) in shares outstanding before conversion	55,817	657,606
Shares converted into Investor Class (See Note 1)	21,199	244,765
Shares converted from Investor Class (See Note 1)	(43,572)	(501,330)

Net increase (decrease)	33,444	$401,041

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,179,326	$13,472,782
Shares issued to shareholders in reinvestment of dividends and distributions	255,566	2,899,652
Shares redeemed	(1,303,678)	(14,874,192)

Net increase (decrease) in shares outstanding before conversion	131,214	1,498,242
Shares converted into Class A (See Note 1)	31,290	353,804
Shares converted from Class A (See Note 1)	(12,937)	(146,701)

Net increase (decrease)	149,567	$1,705,345

Year ended October 31, 2011:
Shares sold	2,998,270	$34,560,967
Shares issued to shareholders in reinvestment of dividends and distributions	311,764	3,523,509
Shares redeemed	(3,745,725)	(42,830,453)

Net increase (decrease) in shares outstanding before conversion	(435,691)	(4,745,977)
Shares converted into Class A (See Note 1)	43,762	501,330
Shares converted from Class A (See Note 1)	(21,291)	(244,765)

Net increase (decrease)	(413,220)	$(4,489,412)

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued))

Class I	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	11,067,648	$126,414,690
Shares issued to shareholders in reinvestment of dividends and distributions	1,290,916	14,665,689
Shares redeemed	(9,010,505)	(103,087,942)

Net increase (decrease)	3,348,059	$37,992,437

Year ended October 31, 2011:
Shares sold	11,967,661	$136,700,271
Shares issued to shareholders in reinvestment of dividends and distributions	2,160,150	24,435,585
Shares redeemed	(26,194,037)	(300,317,845)

Net increase (decrease)	(12,066,226)	$(139,181,989)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified.

38	MainStay Indexed Bond Fund

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Indexed Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Fund and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life

mainstayinvestments.com	39

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

Investments’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life

Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

40	MainStay Indexed Bond Fund

While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

mainstayinvestments.com	41

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at www.mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42	MainStay Indexed Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26598 MS119-12	MSIN10-06/12 NL0B3

MainStay Short Term Bond Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.70 0.31%	–2.44 0.58%	2.43 3.05%	2.43 2.74%	1.55 1.55%
Class A Shares[4]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	–2.52 0.50	–2.06 0.97	2.69 3.32	2.56 2.87	1.15 1.15
Class I Shares	No Sales Charge		0.62	1.22	3.59	3.18	0.90

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflect the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. 1-3 Year Government/Credit Index[5]	0.59%	1.48%	3.73%	3.56%
Average Lipper Short U.S. Government Fund[6]	0.66	1.21	2.92	2.75

5.	The Barclays U.S. 1-3 Year Government/Credit Index includes investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of one to three years. The Barclays U.S. 1-3 Year Government/Credit Index is the Fund’s broad-based securities-market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper short U.S. government fund is representative of funds that invest primarily in securities issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than three years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Short Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Short Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,003.10	$6.42	$1,018.40	$6.47

Class A Shares	$1,000.00	$1,005.00	$4.64	$1,020.20	$4.67

Class I Shares	$1,000.00	$1,006.20	$3.39	$1,021.50	$3.42

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.29% for Investor Class, 0.93% for Class A and 0.68% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2012 (excluding short-term investment)

1.	United States Treasury Notes, 0.25%–2.25%, due 7/15/12–9/15/14

2.	Shell International Finance B.V., 1.875%, due 3/25/13

3.	Morgan Stanley, 4.00%, due 7/24/15

4.	Abbott Laboratories, 2.70%, due 5/27/15

5.	MetLife, Inc., 2.375%, due 2/6/14
6.	St. Jude Medical, Inc., 2.20%, due 9/15/13

7.	PNC Funding Corp., 3.625%, due 2/8/15

8.	U.S. Bancorp, 3.15%, due 3/4/15

9.	Total Capital S.A., 3.125%, due 10/2/15

10.	JPMorgan Chase & Co., 3.70%, due 1/20/15

8	MainStay Short Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen and Claude Athaide, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Short Term Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Short Term Bond Fund returned 0.31% for Investor Class shares and 0.50% for Class A shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 0.62%. All share classes underperformed the 0.66% return of the average Lipper1 short U.S. government fund. Class I shares outper-formed—and Investor Class and Class A shares underper-formed—the 0.59% return of the Barclays U.S. 1–3 Year Gov-ernment/Credit Index2 for the six months ended April 30, 2012. The Barclays U.S. 1–3 Year Government/Credit Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved a change to the Fund’s investment objective. Effective February 28, 2012, the Fund’s investment objective is to seek total return.

What factors affected the Fund’s relative performance during the reporting period?

New corporate issuance was very strong during the reporting period, largely because of refinancing-related activities. Even so, net supply declined. This dynamic provided a positive technical tailwind to the market. Although the liquidity premium in the credit markets widened during the latter part of 2011, demand for higher-yielding alternatives to U.S. Treasury securities was robust.

From a fundamental perspective, corporate balance sheets remained in very good shape, on average. Credit costs were low, and earnings growth continued to improve, albeit at a slower rate. The Fund remained overweight relative to the Barclays U.S. 1–3 Year Government/Credit Index in investment-grade corporate bonds to take advantage of this market sentiment. Although this overweight position had a positive impact on relative performance, security selection had a slightly negative impact on the Fund’s results. In particular, several of the Fund’s financial holdings—including Capital One, Hartford Financial and U.S. Bancorp—underperformed. While the Fund’s exposure to U.S. Treasury securities had a negative impact on absolute performance, the Fund’s underweight exposure relative to the Barclays U.S. 1–3 Year Government/Credit Index helped the Fund’s relative performance.

How did the Fund’s duration3 positioning affect the Fund’s performance during the reporting period?

At the end of the reporting period, the Fund had a slightly shorter duration than the Barclays U.S. 1–3 Year Government/Credit Index. This positioning did not have a significant impact on performance.

During the reporting period, which market segments were particularly strong and which ones were weak?

As previously mentioned, security selection among investment-grade corporate bonds slightly detracted from performance, while the Fund’s overweight position relative to the Barclays U.S. 1–3 Year Government/Credit Index helped relative results. Although the Fund’s underweight position in U.S. Treasury securities helped relative performance, the Fund’s allocation to U.S. Treasurys was a drag on absolute performance.

How did the Fund’s weightings change during the reporting period?

We increased the Fund’s exposure to corporate bonds because we expected investment-grade corporate bonds (and, to a lesser degree, commercial mortgage-backed securities, where the Fund already held an overweight position relative to the benchmark) to generate higher returns than government-related debt. Our reasoning involved three factors. First, we believed that the prospects for credit-related sectors were aligned with the Federal Open Market Committee’s decision to maintain the federal funds rate in a near-zero range. Second, the low interest-rate environment sparked healthy demand for higher-spread4 products. Third, improving profitability signaled that corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. We believed that these improving fundamentals supported a narrowing of spreads, alongside a favorable balance of supply and demand for corporate bonds.

During the reporting period, we reallocated 10% of the Fund’s assets by selling U.S. Treasury securities, agency debentures and cash to purchase investment-grade corporate bonds. In particular, we added to the Fund’s exposure to U.S. banks through the purchase of bonds issued by Citigroup, Bank of America and KeyCorp.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays U.S. 1–3 Year Government/Credit Index.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund had overweight positions relative to the Barclays U.S. 1–3 Year Government/Credit Index in investment-grade corporate bonds and commercial mortgage-backed securities. Offsetting these overweight sector positions were underweight positions relative to the benchmark in U.S. Treasury securities and agency debentures.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Short Term Bond Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 93.0%† Asset-Backed Security 0.9%
Automobile 0.9%
Hertz Vehicle Financing LLC Series 2009-2A, Class A2 5.29%, due 3/25/16 (a)	$700,000	$767,253

Total Asset-Backed Security (Cost $763,284)		767,253

Corporate Bonds 33.0%
Agriculture 1.3%
Philip Morris International, Inc. 6.875%, due 3/17/14	1,070,000	1,195,833

Auto Manufacturers 1.4%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	1,117,000	1,210,388

Banks 10.5%
Bank of America Corp. 6.50%, due 8/1/16	645,000	705,192
Capital One Financial Corp. 2.125%, due 7/15/14	515,000	518,344
Citigroup, Inc. 2.65%, due 3/2/15	835,000	833,219
♦JPMorgan Chase & Co. 3.70%, due 1/20/15	1,235,000	1,300,957
KeyCorp 6.50%, due 5/14/13	625,000	659,813
♦Morgan Stanley 4.00%, due 7/24/15	1,800,000	1,790,334
♦PNC Funding Corp. 3.625%, due 2/8/15	1,240,000	1,322,259
♦U.S. Bancorp 3.15%, due 3/4/15	1,250,000	1,321,420
Wells Fargo & Co. 5.00%, due 11/15/14	780,000	839,282

		9,290,820

Beverages 2.6%
Coca-Cola Co. (The) 0.75%, due 3/13/15	785,000	786,598
PepsiCo., Inc. 0.75%, due 3/5/15	560,000	560,345
0.80%, due 8/25/14	375,000	377,478
SABMiller Holdings, Inc. 1.85%, due 1/15/15 (a)	585,000	593,224

		2,317,645

	Principal Amount	Value

Cosmetics & Personal Care 1.1%
Procter & Gamble Co. (The) 0.70%, due 8/15/14	$935,000	$939,170

Diversified Financial Services 1.5%
General Electric Capital Corp. 3.75%, due 11/14/14	1,220,000	1,290,656

Electric 1.2%
Great Plains Energy, Inc. 2.75%, due 8/15/13	1,085,000	1,102,690

Health Care—Products 1.5%
♦St. Jude Medical, Inc. 2.20%, due 9/15/13	1,310,000	1,337,362

Insurance 3.1%
Hartford Financial Services Group, Inc. 4.75%, due 3/1/14	1,250,000	1,297,809
♦MetLife, Inc. 2.375%, due 2/6/14	1,455,000	1,488,951

		2,786,760

Media 1.0%
NBC Universal Media LLC 2.10%, due 4/1/14	875,000	893,918

Miscellaneous—Manufacturing 0.8%
3M Co. 1.375%, due 9/29/16	660,000	670,324

Office Equipment/Supplies 0.5%
Xerox Corp. 8.25%, due 5/15/14	385,000	434,555

Oil & Gas 0.3%
Phillips 66 2.95%, due 5/1/17 (a)	285,000	292,445

Pharmaceuticals 3.8%
♦Abbott Laboratories 2.70%, due 5/27/15	1,665,000	1,762,306
Novartis Capital Corp. 1.90%, due 4/24/13	1,100,000	1,116,819
Sanofi 1.20%, due 9/30/14	510,000	516,275

		3,395,400

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2012 excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines 0.6%
DCP Midstream LLC 9.70%, due 12/1/13 (a)	$510,000	$568,030

Semiconductors 1.1%
Intel Corp. 1.95%, due 10/1/16	910,000	941,579

Telecommunications 0.7%
BellSouth Corp. 5.20%, due 9/15/14	540,000	591,415

Total Corporate Bonds (Cost $28,540,541)		29,258,990

Mortgage-Backed Securities 4.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.1%
Banc of America Commercial Mortgage, Inc. Series 2007-1, Class AAB 5.422%, due 1/15/49	818,790	873,912
Bear Stearns Commercial Mortgage Securities Series 2004-T16, Class A6 4.75%, due 2/13/46 (b)	200,000	214,386
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	500,000	529,936
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	890,000	934,147
RBSCF Trust Series 2010-MB1, Class A1 2.367%, due 4/15/24 (a)	728,190	742,004
Wachovia Bank Commercial Mortgage Trust Series 2004-C14, Class A4 5.088%, due 8/15/41 (b)	310,000	333,659

Total Mortgage-Backed Securities (Cost $3,545,567)		3,628,044

U.S. Government & Federal Agencies 43.5%
Federal Home Loan Mortgage Corp. 0.9%
1.00%, due 8/20/14	825,000	836,505

Federal National Mortgage Association 1.4%
1.00%, due 9/20/13	1,225,000	1,225,823

Federal National Mortgage Association (Mortgage Pass-Through Security) 0.2%
4.50%, due 11/1/18	182,670	197,070

	Principal Amount	Value

♦ United States Treasury Notes 41.0%
0.25%, due 9/15/14	$7,250,000	$7,238,676
0.625%, due 12/31/12	465,000	466,363
0.625%, due 1/31/13	13,385,000	13,429,438
1.25%, due 3/15/14	3,000,000	3,055,665
1.375%, due 9/15/12	755,000	758,450
1.50%, due 7/15/12	8,580,000	8,604,470
2.25%, due 5/31/14	2,710,000	2,820,094

		36,373,156

Total U.S. Government & Federal Agencies (Cost $38,432,128)		38,632,554

Yankee Bonds 11.5% (c)
Electric 1.3%
Enel Finance International S.A. 3.875%, due 10/7/14 (a)	1,120,000	1,127,993

Holding Company—Diversified 1.4%
Hutchison Whampoa International, Ltd. 4.625%, due 9/11/15 (a)	1,195,000	1,277,725

Mining 2.6%
Anglo American Capital PLC 9.375%, due 4/8/14 (a)	750,000	858,665
Rio Tinto Finance USA, Ltd. 8.95%, due 5/1/14	1,115,000	1,284,747
Teck Resources, Ltd. 10.75%, due 5/15/19	162,000	200,475

		2,343,887

Oil & Gas 5.3%
BP Capital Markets PLC 5.25%, due 11/7/13	425,000	452,263
EnCana Corp. 4.75%, due 10/15/13	850,000	892,460
♦Shell International Finance B.V. 1.875%, due 3/25/13	2,000,000	2,027,636
♦Total Capital S.A. 3.125%, due 10/2/15	1,235,000	1,310,177

		4,682,536

Telecommunications 0.9%
Telefonica Emisiones S.A.U 4.949%, due 1/15/15	785,000	787,322

Total Yankee Bonds (Cost $10,016,025)		10,219,463

Total Long-Term Bonds (Cost $81,297,545)		82,506,304

12	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Short-Term Investment 6.6%
Repurchase Agreement 6.6%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $5,875,391 (Collateralized by a United States Treasury Note security with a rate of 3.375% and a maturity date of 6/30/13, with a Principal Amount of $5,720,000 and a Market Value of $5,993,536)	$5,875,389	$5,875,389

Total Short-Term Investment (Cost $5,875,389)		5,875,389

Total Investments (Cost $87,172,934) (d)	99.6%	88,381,693
Other Assets, Less Liabilities	0.4	367,930
Net Assets	100.0%	$88,749,623
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2012.

(c)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(d)	As of April 30, 2012, cost is $87,172,934 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,265,956
Gross unrealized depreciation	(57,197)

Net unrealized appreciation	$1,208,759

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$767,253	$—	$767,253
Corporate Bonds	—	29,258,990	—	29,258,990
Mortgage-Backed Securities	—	3,628,044	—	3,628,044
U.S. Government & Federal Agencies	—	38,632,554	—	38,632,554
Yankee Bonds	—	10,219,463	—	10,219,463

Total Long-Term Bonds	—	82,506,304	—	82,506,304

Short-Term Investment
Repurchase Agreement	—	5,875,389	—	5,875,389

Total Investments in Securities	$—	$88,381,693	$—	$88,381,693

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $87,172,934)	$88,381,693
Receivables:
Interest	478,651
Fund shares sold	73,020
Other assets	24,186

Total assets	88,957,550

Liabilities
Payables:
Fund shares redeemed	84,526
Manager (See Note 3)	32,908
Professional fees	31,495
Shareholder communication	29,461
Transfer agent (See Note 3)	13,939
NYLIFE Distributors (See Note 3)	7,297
Custodian	412
Trustees	239
Accrued expenses	1,164
Dividend payable	6,486

Total liabilities	207,927

Net assets	$88,749,623

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$9,193
Additional paid-in capital	87,432,856

87,442,049
Distributions in excess of net investment income	(8,560)
Accumulated net realized gain (loss) on investments	107,375
Net unrealized appreciation (depreciation) on investments	1,208,759

Net assets	$88,749,623

Investor Class
Net assets applicable to outstanding shares	$4,366,894

Shares of beneficial interest outstanding	451,010

Net asset value per share outstanding	$9.68
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.98

Class A
Net assets applicable to outstanding shares	$28,957,280

Shares of beneficial interest outstanding	2,999,640

Net asset value per share outstanding	$9.65
Maximum sales charge (3.00% of offering price)	0.30

Maximum offering price per share outstanding	$9.95

Class I
Net assets applicable to outstanding shares	$55,425,449

Shares of beneficial interest outstanding	5,742,297

Net asset value and offering price per share outstanding	$9.65

14	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$819,898

Expenses
Manager (See Note 3)	264,846
Transfer agent (See Note 3)	50,426
Distribution/Service—Investor Class (See Note 3)	5,158
Distribution/Service—Class A (See Note 3)	39,594
Professional fees	24,953
Registration	21,349
Shareholder communication	17,329
Custodian	2,387
Trustees	1,280
Miscellaneous	4,496

Total expenses before waiver/reimbursement	431,818
Expense waiver/reimbursement from Manager (See Note 3)	(79,093)

Net expenses	352,725

Net investment income (loss)	467,173

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	107,514
Net change in unrealized appreciation (depreciation) on investments	(54,121)

Net realized and unrealized gain (loss) on investments	53,393

Net increase (decrease) in net assets resulting from operations	$520,566

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$467,173	$1,240,558
Net realized gain (loss) on investments	107,514	417,239
Net change in unrealized appreciation (depreciation) on investments	(54,121)	(1,289,247)

Net increase (decrease) in net assets resulting from operations	520,566	368,550

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(11,404)	(33,938)
Class A	(144,548)	(390,063)
Class I	(311,242)	(851,461)

	(467,194)	(1,275,462)

From net realized gain on investments:
Investor Class	(18,951)	(6,757)
Class A	(141,099)	(57,310)
Class I	(245,786)	(124,038)

	(405,836)	(188,105)

Total dividends and distributions to shareholders	(873,030)	(1,463,567)

Capital share transactions:
Net proceeds from sale of shares	25,342,410	36,730,120
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	791,328	1,276,100
Cost of shares redeemed	(21,041,349)	(70,141,279)

Increase (decrease) in net assets derived from capital share transactions	5,092,389	(32,135,059)

Net increase (decrease) in net assets	4,739,925	(33,230,076)

Net Assets
Beginning of period	84,009,698	117,239,774

End of period	$88,749,623	$84,009,698

Distributions in excess of net investment income at end of period	$(8,560)	$(8,539)

16	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,					February 28, 2008** through October 31,
	2012*		2011	2010		2009		2008
Net asset value at beginning of period	$9.72		$9.81	$9.81		$9.32		$9.44

Net investment income (loss)	0.03		0.08	0.05		0.10		0.13	(a)
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.06)	0.13		0.49		(0.11)

Total from investment operations	0.03		0.02	0.18		0.59		0.02

Less dividends and distributions:
From net investment income	(0.03)		(0.09)	(0.06)		(0.10)		(0.14)
From net realized gain on investments	(0.04)		(0.02)	(0.12)		—		—

Total dividends and distributions	(0.07)		(0.11)	(0.18)		(0.10)		(0.14)

Net asset value at end of period	$9.68		$9.72	$9.81		$9.81		$9.32

Total investment return (b)	0.31	%(c)	0.13%	1.83%		6.31%		0.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56	%††	0.83%	0.63%		1.00%		2.10	%††
Net expenses	1.29	%††	1.33%	1.38%		1.11%		1.00	%††
Expenses (before waiver/reimbursement)	1.47	%††	1.55%	1.60%		1.62%		2.09	%††
Portfolio turnover rate	21%		39%	68	%(d)	193	%(d)	252	%(d)
Net assets at end of period (in 000’s)	$4,367		$4,128	$4,119		$3,180		$2,266

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010		2009		2008		2007
Net asset value at beginning of period	$9.69		$9.78	$9.79		$9.29		$9.19		$9.08

Net investment income (loss)	0.04		0.11	0.11		0.10		0.24	(a)	0.35 (a)
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.06)	0.11		0.51		0.11		0.12

Total from investment operations	0.04		0.05	0.22		0.61		0.35		0.47

Less dividends and distributions:
From net investment income	(0.04)		(0.12)	(0.11)		(0.11)		(0.25)		(0.36)
From net realized gain on investments	(0.04)		(0.02)	(0.12)		—		—		—

Total dividends and distributions	(0.08)		(0.14)	(0.23)		(0.11)		(0.25)		(0.36)

Net asset value at end of period	$9.65		$9.69	$9.78		$9.79		$9.29		$9.19

Total investment return (b)	0.50	%(c)	0.53%	2.19%		6.65%		3.87%		5.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.93	%††	1.23%	1.03%		1.14%		2.55%		3.85%
Net expenses	0.93	%††	0.93%	0.93%		0.91%		0.90%		0.90%
Expenses (before waiver/reimbursement)	1.11	%††	1.15%	1.15%		1.16%		1.32%		1.36%
Portfolio turnover rate	21%		39%	68	%(d)	193	%(d)	252	%(d)	118%
Net assets at end of period (in 000’s)	$28,957		$31,689	$36,665		$54,902		$20,313		$13,740

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

18	MainStay Short Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010		2009		2008		2007
Net asset value at beginning of period	$9.69		$9.78	$9.78		$9.29		$9.19		$9.08

Net investment income (loss)	0.06		0.14	0.13		0.15		0.29	(a)	0.38 (a)
Net realized and unrealized gain (loss) on investments	0.00	‡	(0.06)	0.12		0.48		0.09		0.12

Total from investment operations	0.06		0.08	0.25		0.63		0.38		0.50

Less dividends and distributions:
From net investment income	(0.06)		(0.15)	(0.13)		(0.14)		(0.28)		(0.39)
From net realized gain on investments	(0.04)		(0.02)	(0.12)		—		—		—

Total dividends and distributions	(0.10)		(0.17)	(0.25)		(0.14)		(0.28)		(0.39)

Net asset value at end of period	$9.65		$9.69	$9.78		$9.78		$9.29		$9.19

Total investment return (b)	0.62	%(c)	0.78%	2.55%		6.83%		4.17%		5.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18	%††	1.48%	1.32%		1.43%		3.15%		4.15%
Net expenses	0.68	%††	0.68%	0.68%		0.63%		0.60%		0.60%
Expenses (before waiver/reimbursement)	0.86	%††	0.90%	0.90%		0.91%		0.91%		0.75%
Portfolio turnover rate	21%		39%	68	%(d)	193	%(d)	252	%(d)	118%
Net assets at end of period (in 000’s)	$55,425		$48,193	$76,456		$79,237		$36,701		$87,535

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 131% and 237% for the years ended October 31, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Short Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the Mainstay Short Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers three classes of shares. Class I shares commenced operations on January 2, 1991. Class A shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The three classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Investor Class and Class A shares are subject to a distribution and/or service fee. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2012, the Fund’s investment objective was to seek to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

20	MainStay Short Term Bond Fund

Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund did not hold any securities that were fair valued in such a manner.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million and 0.575% in excess of $500 million. The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.50% on assets up to $500 million; and 0.475% on assets in excess of $500 million. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.60% for the six-month period ended April 30, 2012.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.93% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an

22	MainStay Short Term Bond Fund

equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $264,846 and waived its fees and/or reimbursed expenses in the amount of $79,093.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,103 and $2,087, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$9,484
Class A	15,413
Class I	25,529

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,240	0.0	%‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$1,387,225
Long-Term Capital Gain	76,342
Total	$1,463,567

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of U.S. government securities were $15,404 and $17,638, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $8,788 and $805, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	92,208	$892,602
Shares issued to shareholders in reinvestment of dividends and distributions	3,142	30,336
Shares redeemed	(76,070)	(736,236)

Net increase (decrease) in shares outstanding before conversion	19,280	186,702
Shares converted into Investor Class (See Note 1)	11,875	114,946
Shares converted from Investor Class (See Note 1)	(4,850)	(46,701)

Net increase (decrease)	26,305	$254,947

Year ended October 31, 2011:
Shares sold	152,379	$1,482,095
Shares issued to shareholders in reinvestment of dividends and distributions	4,171	40,513
Shares redeemed	(154,069)	(1,497,021)

Net increase (decrease) in shares outstanding before conversion	2,481	25,587
Shares converted into Investor Class (See Note 1)	12,936	125,431
Shares converted from Investor Class (See Note 1)	(10,655)	(103,641)

Net increase (decrease)	4,762	$47,377

Class A	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	744,465	$7,186,598
Shares issued to shareholders in reinvestment of dividends and distributions	26,006	250,414
Shares redeemed	(1,033,550)	(9,979,550)

Net increase (decrease) in shares outstanding before conversion	(263,079)	(2,542,538)
Shares converted into Class A (See Note 1)	4,865	46,701
Shares converted from Class A (See Note 1)	(11,899)	(114,946)

Net increase (decrease)	(270,113)	$(2,610,783)

Year ended October 31, 2011:
Shares sold	1,485,388	$14,395,718
Shares issued to shareholders in reinvestment of dividends and distributions	38,059	368,657
Shares redeemed	(2,000,487)	(19,391,442)

Net increase (decrease) in shares outstanding before conversion	(477,040)	(4,627,067)
Shares converted into Class A (See Note 1)	10,688	103,641
Shares converted from Class A (See Note 1)	(12,976)	(125,431)

Net increase (decrease)	(479,328)	$(4,648,857)

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,786,586	$17,263,210
Shares issued to shareholders in reinvestment of dividends and distributions	53,015	510,578
Shares redeemed	(1,070,821)	(10,325,563)

Net increase (decrease)	768,780	$7,448,225

Year ended October 31, 2011:
Shares sold	2,150,372	$20,852,307
Shares issued to shareholders in reinvestment of dividends and distributions	89,514	866,930
Shares redeemed	(5,084,701)	(49,252,816)

Net increase (decrease)	(2,844,815)	$(27,533,579)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay Short Term Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Short Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

mainstayinvestments.com	25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

26	MainStay Short Term Bond Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay Short Term Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26568 MS119-12	MSSB10-06/12

NL0B5

MainStay Floating Rate Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Year	Since Inception (5/3/04)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	0.49 3.60%	–0.08 3.01%	2.65 3.28%	3.44 3.84%	1.06 1.06%
Class A Shares	Maximum 3% Initial Sales Charge	With sales charges Excluding sales charges	0.53 3.64	0.00 3.09	2.74 3.37	3.50 3.89	0.98 0.98
Class B Shares	Maximum 3% CDSC if Redeemed Within the First Four Years of Purchase	With sales charges Excluding sales charges	0.32 3.32	–0.63 2.35	2.51 2.51	3.08 3.08	1.82 1.82
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.32 3.32	1.35 2.35	2.53 2.53	3.08 3.08	1.81 1.81
Class I Shares	No Sales Charge		3.77	3.35	3.64	4.17	0.73

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain contractual fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
Credit Suisse Leveraged Loan Index[4]	4.42%	2.82%	3.65%	4.65%
Average Lipper Loan Participation Fund[5]	4.63	2.99	2.40	3.38

4.	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar-denominated non-investment-grade loans. Results assume reinvestment of all income and capital gains. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5.	The average Lipper loan participation fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Floating Rate Fund

Cost in Dollars of a $1,000 Investment in MainStay Floating Rate Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,036.00	$5.47	$1,019.50	$5.42

Class A Shares	$1,000.00	$1,036.40	$5.01	$1,019.90	$4.97

Class B Shares	$1,000.00	$1,033.20	$9.25	$1,015.80	$9.17

Class C Shares	$1,000.00	$1,033.20	$9.25	$1,015.80	$9.17

Class I Shares	$1,000.00	$1,037.70	$3.75	$1,021.20	$3.72

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.08% for Investor Class, 0.99% for Class A, 1.83% for Class B and Class C and 0.74% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of April 30, 2012 (excluding short-term investments)

1.	Reynolds Group Holdings, Inc., 6.50%–9.875%, due 2/9/18–8/15/19

2.	Grifols, Inc., 4.50%–8.25%, due 6/1/17–2/1/18

3.	Hertz Corp. (The), 3.75%, due 3/9/18

4.	TransDigm, Inc., 4.00%–7.75%, due 2/14/17–12/15/18

5.	Rexnord Corp., 5.00%, due 4/2/18
6.	Intelsat Jackson Holdings, Ltd., 5.25%, due 4/2/18

7.	Allison Transmission, Inc., 3.74%, due 8/7/17

8.	Neiman Marcus Group, Inc. (The), 4.75%, due 5/16/18

9.	Univar, Inc., 5.00%, due 6/30/17

10.	DaVita, Inc., 4.50%, due 10/20/16

8	MainStay Floating Rate Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of New York Life Investments,1 the Fund’s Manager.

How did MainStay Floating Rate Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Floating Rate Fund returned 3.60% for Investor Class shares, 3.64% for Class A shares and 3.32% for Class B shares and Class C shares for the six months ended April 30, 2012. Over the same period, the Fund’s Class I shares returned 3.77%. All share classes underperformed the 4.63% return of the average Lipper2 loan participation fund and the 4.42% return of the Credit Suisse Leveraged Loan Index3 for the six months ended April 30, 2012. The Credit Suisse Leveraged Loan Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2012, Mark A. Campellone and Arthur S. Torrey were added as portfolio managers of the Fund. Please see the Prospectus dated February 28, 2012, for more information.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Credit Suisse Leverage Loan Index for the six months ended April 30, 2012, largely because of an overweight position relative to the benchmark in credits rated BB4 and underweight positions relative to the benchmark in unrated credits and loans rated CCC5 and lower. Having a cash balance necessary to meet unanticipated redemptions, should they occur, also detracted from the Fund’s relative performance during the reporting period.

Strong net inflows into the floating-rate loan asset class during the reporting period along with limited new issuance caused loan prices to rally. Riskier credits (loans rated CCC and below and unrated credits) outperformed credits that were less risky (loans rated BB) during the reporting period.

What was the Fund’s duration6 strategy during the reporting period?

The Fund invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Fund’s loans, which are typically pegged to LIBOR,7 reset every 30, 60, 90 or 180 days. The Fund’s weighted average days-to-reset figure at April 30, 2012 was 44 days, which we consider to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Fund would “catch up” may differ.

During the reporting period, which market segments made the strongest contributions to the Fund’s performance and which market segments were particularly weak?

Individual security selection contributed positively to the Fund’s relative performance during the reporting period. The Fund’s exposure to fixed-rate bonds also helped the Fund’s relative performance because this exposure provided incremental yield and enhanced liquidity.

Sector allocation detracted from the Fund’s performance. Riskier credits generally outperformed credits that carried lower risk, so the Fund’s overweight position relative to the benchmark in credits rated BB hurt overall performance, as did the Fund’s underweight position relative to the benchmark in unrated credits and loans rated CCC. A sizable cash position also detracted from the Fund’s relative performance during the reporting period.

1.	“New York Life Investments” is a service mark of New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the Credit Suisse Leveraged Loan Index.
4.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5.	An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7.	London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

mainstayinvestments.com	9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund was overweight relative to the Credit Suisse Leveraged Loan Index in credits rated BB. As of the same date, the Fund was underweight in unrated credits and loans rated CCC or lower.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Floating Rate Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 94.8%† Corporate Bonds 8.0%
Aerospace & Defense 0.9%
Oshkosh Corp. 8.25%, due 3/1/17	$3,400,000	$3,689,000
Spirit Aerosystems, Inc. 7.50%, due 10/1/17	865,000	936,362
♦TransDigm, Inc. 7.75%, due 12/15/18	5,000,000	5,450,000

		10,075,362

Automobile 0.2%
Dana Holding Corp. 6.50%, due 2/15/19	800,000	852,000
UR Financing Escrow Corp. 5.75%, due 7/15/18 (a)	1,200,000	1,239,000

		2,091,000

Beverage, Food & Tobacco 0.4%
Constellation Brands, Inc. 6.00%, due 5/1/22	1,800,000	1,894,500
Dole Food Co., Inc. 8.00%, due 10/1/16 (a)	2,500,000	2,637,500

		4,532,000

Broadcasting & Entertainment 0.8%
National CineMedia LLC 6.00%, due 4/15/22 (a)	2,785,000	2,833,738
Sinclair Television Group, Inc. 8.375%, due 10/15/18	5,000,000	5,462,500

		8,296,238

Buildings & Real Estate 0.5%
Building Materials Corp. of America
6.75%, due 5/1/21 (a)	1,700,000	1,770,125
6.875%, due 8/15/18 (a)	2,400,000	2,520,000
CBRE Services, Inc. 6.625%, due 10/15/20	800,000	856,000

		5,146,125

Chemicals, Plastics & Rubber 1.2%
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	4,500,000	4,713,750
Huntsman International LLC 5.50%, due 6/30/16	5,000,000	5,006,250
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	500,000	520,000

	Principal Amount	Value

Chemicals, Plastics & Rubber (continued)
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18 (a)	$3,000,000	$2,880,000

		13,120,000

Containers, Packaging & Glass 1.2%
Ball Corp. 5.00%, due 3/15/22	2,250,000	2,289,375
Berry Plastics Corp.
4.349%, due 9/15/14 (b)	1,500,000	1,473,750
5.217%, due 2/15/15 (b)	3,000,000	3,000,000
9.50%, due 5/15/18	3,000,000	3,180,000
Greif, Inc. 7.75%, due 8/1/19	1,350,000	1,525,500
♦Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 9.875%, due 8/15/19 (a)	1,100,000	1,146,750

		12,615,375

Diversified Natural Resources, Precious Metals & Minerals 0.1%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	1,300,000	1,433,250

Diversified/Conglomerate Service 0.3%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17	900,000	987,750
Geo Group, Inc. (The) 7.75%, due 10/15/17	2,000,000	2,160,000

		3,147,750

Healthcare, Education & Childcare 0.1%
♦Grifols, Inc. 8.25%, due 2/1/18	1,385,000	1,483,681

Hotels, Motels, Inns & Gaming 0.2%
Scientific Games International, Inc. 7.875%, due 6/15/16 (a)	2,500,000	2,603,125

Leisure, Amusement, Motion Pictures & Entertainment 0.1%
Cinemark USA, Inc. 8.625%, due 6/15/19	600,000	666,750

Machinery 0.6%
SPX Corp. 6.875%, due 9/1/17	6,000,000	6,570,000

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2012, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.1%
CPM Holdings, Inc. 10.625%, due 9/1/14	$1,475,000	$1,593,000

Oil & Gas 0.4%
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,462,000	1,619,165
Forest Oil Corp. 7.25%, due 6/15/19	3,000,000	2,962,500

		4,581,665

Telecommunications 0.6%
GCI, Inc. 6.75%, due 6/1/21	1,750,000	1,767,500
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	5,000,000	4,812,500

		6,580,000

Utilities 0.3%
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc. 11.50%, due 10/1/20 (a)	4,370,000	2,709,400

Total Corporate Bonds (Cost $85,506,747)		87,244,721

Floating Rate Loans 71.9% (c)
Aerospace & Defense 2.3%
Aeroflex, Inc. Term Loan B 4.25%, due 5/9/18	6,156,345	6,125,563
Pelican Products, Inc. New Term Loan B 5.00%, due 3/7/17	3,554,938	3,546,051
SI Organization, Inc. (The) New Term Loan B 4.50%, due 11/22/16	7,554,375	7,365,516
♦TransDigm, Inc. New Term Loan B 4.00%, due 2/14/17	6,306,619	6,311,872
Wesco Aircraft Hardware Corp. New Term Loan B 4.25%, due 4/7/17	2,072,109	2,073,835

		25,422,837

Automobile 5.0%
Autoparts Holdings, Ltd. 1st Lien Term Loan 6.50%, due 7/28/17	796,000	784,060
2nd Lien Term Loan 10.50%, due 1/29/18	2,100,000	2,018,625

	Principal Amount	Value

Automobile (continued)
Capital Automotive L.P. New Term Loan B 5.25%, due 3/10/17	$9,465,571	$9,418,243
Chrysler Group LLC Term Loan 6.00%, due 5/24/17	6,937,538	7,060,832
Federal-Mogul Corp.
Term Loan B 2.178%, due 12/29/14	3,560,633	3,443,292
Term Loan C 2.178%, due 12/28/15	4,259,251	4,118,888
KAR Auction Services, Inc. Term Loan B 5.00%, due 5/19/17	5,180,453	5,204,195
Key Safety Systems, Inc. 1st Lien Term Loan 2.489%, due 3/8/14	3,555,021	3,409,859
Metaldyne Co. LLC New Term Loan B 5.25%, due 5/18/17	6,930,000	6,938,662
Tomkins LLC New Term Loan B 4.25%, due 9/29/16	8,555,440	8,576,828
UCI International, Inc. New Term Loan B 5.50%, due 7/26/17	3,160,000	3,167,900

		54,141,384

Beverage, Food & Tobacco 3.4%
American Seafoods Group LLC New Term Loan B 4.253%, due 3/8/18 (d)	2,639,845	2,557,350
Dean Foods Co. Extended Term Loan B2 3.49%, due 4/2/17	8,457,106	8,427,506
Del Monte Foods Co. Term Loan 4.50%, due 3/8/18	7,138,538	7,081,651
Dole Food Co., Inc. Tranche B2 5.04%, due 7/6/18	2,503,224	2,514,959
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	8,807,086	8,818,095
Wm. Bolthouse Farms, Inc. New 1st Lien Term Loan 5.507%, due 2/11/16	7,219,013	7,252,098

		36,651,659

12	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Broadcasting & Entertainment 5.8%
BBHI Acquisition LLC Term Loan B 4.50%, due 12/14/17	$7,900,000	$7,914,813
Charter Communications Operating LLC Extended Term Loan C 3.72%, due 9/6/16	419,267	419,092
CSC Holdings, Inc.
Extended Term Loan B3 1.989%, due 3/29/16	980,000	973,875
Incremental B2 Term Loan 1.989%, due 3/29/16	7,588,538	7,552,970
Cumulus Media, Inc. Term Loan 5.75%, due 9/17/18	6,646,574	6,698,417
Emmis Operating Co. Term Loan B 4.472%, due 11/1/13	157,134	151,634
Gray Television, Inc. Term Loan B 3.75%, due 12/31/14	7,226,950	7,177,264
Hubbard Radio LLC
Term Loan B 5.25%, due 4/28/17	1,516,889	1,524,473
2nd Lien Term Loan 8.75%, due 4/30/18	1,400,000	1,421,000
Knology, Inc. New Term Loan B 4.00%, due 8/18/17	9,738,241	9,729,116
LodgeNet Entertainment Corp. Term Loan 6.50%, due 4/4/14	580,763	519,783
MCC Iowa LLC Tranche D1 Term Loan 1.95%, due 1/30/15	1,828,251	1,761,977
Mediacom Broadband LLC Tranche F Term Loan 4.50%, due 10/23/17	1,925,700	1,920,886
Univision Communications, Inc. Extended Term Loan 4.491%, due 3/31/17	8,045,785	7,507,724
Weather Channel (The) New Term Loan B 4.25%, due 2/13/17	7,786,174	7,813,426

		63,086,450

Buildings & Real Estate 2.7%
Armstrong World Industries, Inc. New Term Loan B 4.00%, due 3/9/18	8,704,756	8,704,756

	Principal Amount	Value

Buildings & Real Estate (continued)
Brickman Group Holdings, Inc. New Term Loan B 7.25%, due 10/14/16	$6,702,996	$6,761,648
CB Richard Ellis Services, Inc. New Term Loan D 3.74%, due 9/4/19	7,734,038	7,685,700
Central Parking Corp.
Letter of Credit Term Loan 2.50%, due 5/22/14	568,966	560,431
Term Loan 2.75%, due 5/22/14	1,522,176	1,499,343
CPG International, Inc. New Term Loan B 6.00%, due 2/18/17	3,851,250	3,677,944
Realogy Corp. Letter of Credit 3.241%, due 10/10/13	270,563	256,133

		29,145,955

Chemicals, Plastics & Rubber 3.7%
Ashland, Inc. Term Loan B 3.75%, due 8/23/18	5,967,857	5,973,079
Celanese U.S. Holdings LLC Extended Term Loan C 3.218%, due 10/31/16	58,928	59,179
General Chemical Corp. New Term Loan 5.002%, due 10/6/15	6,336,866	6,336,866
Huntsman International LLC
New Term Loan 1.847%, due 4/21/14	862,620	862,189
Extended Term Loan B 2.85%, due 4/19/17	371,975	368,653
INEOS U.S. Finance LLC Term Loan C2 8.001%, due 12/16/14	4,053,109	4,200,034
Momentive Specialty Chemicals, Inc. Extended Term Loan C7 4.25%, due 5/5/15	3,958,442	3,869,377
Rockwood Specialties Group, Inc. New Term Loan B 3.50%, due 2/9/18	3,734,725	3,753,398
Solutia, Inc. New Term Loan B 3.50%, due 8/1/17	4,375,597	4,370,127
♦Univar, Inc. Term Loan B 5.00%, due 6/30/17	10,451,325	10,464,390

		40,257,292

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Containers, Packaging & Glass 1.9%
Berry Plastics Corp. Term Loan C 2.24%, due 4/3/15	$997,375	$971,973
BWAY Corp. Replacement Term Loan B 4.50%, due 2/23/18	6,456,153	6,468,259
♦Reynolds Group Holdings, Inc.
Tranche B Term Loan 6.50%, due 2/9/18	9,827,210	9,953,126
Tranche C Term Loan 6.50%, due 8/9/18	1,687,475	1,709,097
Sealed Air Corp. Term Loan B 4.75%, due 10/3/18	1,100,400	1,111,404

		20,213,859

Diversified/Conglomerate Manufacturing 1.2%
Colfax Corp. Term Loan B 4.50%, due 1/11/19	9,355,313	9,378,757
Sensus USA, Inc.
1st Lien Term Loan 4.75%, due 5/9/17	2,079,000	2,079,000
2nd Lien Term Loan 8.50%, due 5/9/18	800,000	798,000
Terex Corp. Term Loan B 5.50%, due 4/28/17	1,194,000	1,202,955

		13,458,712

Diversified/Conglomerate Service 5.7%
Acosta, Inc. Term Loan 4.75%, due 3/1/18	6,688,842	6,680,481
Advantage Sales & Marketing, Inc. Term Loan B 5.25%, due 12/18/17	5,401,363	5,387,860
2nd Lien Term Loan 9.25%, due 6/18/18	1,800,000	1,791,000
Brock Holdings III, Inc.
New Term Loan B 6.012%, due 3/16/17	5,283,235	5,255,171
New 2nd Lien Term Loan 10.00%, due 3/16/18	1,350,000	1,323,000
Dealer Computer Services, Inc. New Term Loan B 3.75%, due 4/20/18	6,598,500	6,594,376
Emdeon, Inc. Term Loan B 6.75%, due 11/2/18	3,496,250	3,518,976

	Principal Amount	Value

Diversified/Conglomerate Service (continued)
Fidelity National Information Solutions, Inc. New Term Loan B 4.25%, due 7/18/16	$553,601	$554,985
First Data Corp.
Non-Extended Term Loan B1 2.99%, due 9/24/14	6,905,686	6,599,246
Non-Extended Term Loan B3 2.99%, due 9/24/14	890,154	850,502
Term Loan B2 2.99%, due 9/24/14	874,576	835,816
Kronos, Inc. Tranche C Term Loan 6.25%, due 12/28/17	2,659,934	2,678,221
ServiceMaster Co.
Delayed Draw Term Loan 2.74%, due 7/24/14	840,752	831,294
Term Loan 2.803%, due 7/24/14	8,442,807	8,347,826
Sophia, L.P. Term Loan B 6.25%, due 7/19/18	1,200,000	1,218,500
SunGard Data Systems, Inc. Tranche B 3.947%, due 2/26/16	2,698,445	2,701,257
Verint Systems, Inc. Term Loan 4.50%, due 10/27/17	7,282,184	7,268,530

		62,437,041

Ecological 0.1%
Synagro Technologies, Inc.
Term Loan B 2.25%, due 4/2/14	856,951	769,114
2nd Lien Term Loan 5.00%, due 10/2/14	750,000	592,500

		1,361,614

Electronics 2.1%
AVG Technologies, Inc. Term Loan 7.502%, due 3/15/16	7,200,000	6,966,000
Eagle Parent, Inc. New Term Loan 5.00%, due 5/16/18	3,984,962	3,986,209
NeuStar, Inc. Term Loan B 5.00%, due 11/8/18	3,980,000	4,014,825
Sensata Technologies Finance Co. LLC Term Loan 4.00%, due 5/11/18	8,146,700	8,146,643

		23,113,677

14	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Finance 1.9%
Brand Energy & Infrastructure Services, Inc. New Term Loan 2.501%, due 2/7/14	$2,274,981	$2,073,076
Harbourvest Partners LLC Term Loan B 6.25%, due 12/16/16	3,497,213	3,505,956
♦Hertz Corp. (The) New Synthetic Letter of Credit 3.75%, due 3/9/18	5,250,000	5,092,500
Term Loan B 3.75%, due 3/9/18	6,698,111	6,681,366
MSCI, Inc. Term Loan B1 3.50%, due 3/14/17	2,992,199	2,989,356

		20,342,254

Grocery 0.5%
SUPERVALU, Inc.
Term Loan B3 TBA, due 4/28/18	3,000,000	3,003,318
Extended Term Loan B2 3.489%, due 10/5/15	2,722,877	2,722,182

		5,725,500

Healthcare, Education & Childcare 11.3%
Bausch & Lomb, Inc.
Delayed Draw Term Loan 3.489%, due 4/24/15	922,060	920,908
Term Loan 3.67%, due 4/24/15	3,773,632	3,768,915
Biomet, Inc. Term Loan B 3.375%, due 3/25/15	9,854,790	9,810,138
Community Health Systems, Inc.
Non-Extended Term Loan 2.627%, due 7/25/14	7,376,156	7,308,539
Extended Term Loan B 3.989%, due 1/25/17	545,650	538,927
♦DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	10,334,014	10,344,348
Emergency Medical Services Corp. Term Loan 5.25%, due 5/25/18	7,161,830	7,179,734
Gentiva Health Services, Inc. New Term Loan B 6.50%, due 8/17/16	6,099,205	5,786,621
HCA, Inc.
Extended Term Loan B3 3.489%, due 5/1/18	7,566,658	7,432,100

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
HCA, Inc. (continued)
Extended Term Loan B2 3.72%, due 3/31/17	$654,681	$644,133
Health Management Associates, Inc. New Term Loan B 4.50%, due 11/16/18	8,236,875	8,238,934
IASIS Healthcare LLC Term Loan 5.00%, due 5/3/18	4,752,000	4,760,910
Kinetic Concepts, Inc. Term Loan B 7.00%, due 5/4/18	4,488,750	4,577,825
Pharmaceutical Product Development, Inc. Term Loan B 6.25%, due 12/5/18	6,491,250	6,553,456
Quintiles Transnational Corp. New Term Loan B 5.00%, due 6/8/18	8,536,307	8,541,643
RPI Finance Trust Term Loan Tranche 2 4.00%, due 5/9/18	9,364,062	9,379,672
Rural / Metro Corp. Term Loan 5.75%, due 6/29/18	4,764,000	4,758,045
Select Medical Corp. New Term Loan B 5.50%, due 6/1/18	4,466,250	4,335,983
Sunrise Medical Holdings B.V. Term Loan B1 7.50%, due 5/13/14 (d)(e)	1,276,476	1,148,828
Universal Health Services, Inc. New Term Loan B 3.754%, due 11/15/16	7,602,464	7,596,131
Vanguard Health Holding Co. II LLC Term Loan B 5.00%, due 1/29/16	6,371,132	6,406,969
Warner Chilcott Co. LLC New Term Loan B2 4.25%, due 3/15/18	1,276,930	1,279,857
Warner Chilcott Corp. New Term Loan B1 4.25%, due 3/15/18	2,553,861	2,559,714

		123,872,330

Home and Office Furnishings, Housewares & Durable Consumer Products 0.6%
Jarden Corp. New Term Loan B 3.239%, due 3/30/18	3,989,924	3,996,576

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Home and Office Furnishings, Housewares & Durable Consumer Products (continued)
National Bedding Co. LLC Extended 1st Lien Term Loan 4.00%, due 11/28/13	$2,301,268	$2,301,268

		6,297,844

Hotels, Motels, Inns & Gaming 1.9%
Ameristar Casinos, Inc. Term Loan B 4.00%, due 4/13/18	6,245,575	6,268,996
Las Vegas Sands LLC
Extended Delayed Draw Term Loan 2.85%, due 11/23/16 (f)	1,464,463	1,442,496
Extended Term Loan B 2.85%, due 11/23/16 (f)	5,792,420	5,699,741
Penn National Gaming, Inc. New Term Loan B 3.75%, due 7/16/18	6,292,725	6,310,659
Scientific Games International, Inc. Term Loan B 2.995%, due 6/30/15	997,226	992,240

		20,714,132

Insurance 1.7%
Asurion Corp.
New 1st Lien Term Loan 5.50%, due 5/24/18	6,876,136	6,881,864
New 2nd Lien Term Loan 9.00%, due 5/24/19	2,135,000	2,167,559
Hub International Holdings, Inc.
Delayed Draw Term Loan 2.97%, due 6/13/14	172,514	171,292
Initial Term Loan 2.97%, due 6/13/14	767,433	760,958
Add On Term Loan B 6.75%, due 6/13/14	1,964,736	1,973,740
Multiplan, Inc. New Term Loan B 4.75%, due 8/26/17	7,185,771	7,153,435

		19,108,848

Leisure, Amusement, Motion Pictures & Entertainment 2.6%
Cedar Fair, L.P. New Term Loan B 4.00%, due 12/15/17	9,652,252	9,666,325
Regal Cinemas, Inc. Term Loan B 3.367%, due 8/23/17	6,858,187	6,852,474

	Principal Amount	Value

Leisure, Amusement, Motion Pictures & Entertainment (continued)
SeaWorld Parks & Entertainment, Inc. Incremental Term Loan 4.00%, due 8/17/17	$4,941,429	$4,947,606
Six Flags Theme Parks, Inc. Term Loan B 4.25%, due 12/20/18	7,333,300	7,335,595

		28,802,000

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.4%
Goodman Global Holdings, Inc.
First Lien Term Loan 5.75%, due 10/28/16	2,908,855	2,923,399
2nd Lien Term Loan 9.00%, due 10/30/17	190,909	194,011
Manitowoc Co., Inc. (The) New Term Loan B 4.25%, due 11/13/17	1,079,000	1,076,303

		4,193,713

Mining, Steel, Iron & Non-Precious Metals 1.8%
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	3,341,263	3,357,969
Novelis, Inc. Term Loan 4.00%, due 3/10/17	8,390,000	8,390,000
SunCoke Energy, Inc. Term Loan B 4.00%, due 7/26/18	794,001	794,001
Walter Energy, Inc. Term Loan B 4.00%, due 4/2/18	6,856,268	6,848,925

		19,390,895

Oil & Gas 0.6%
Frac Tech International LLC Term Loan B 6.25%, due 5/6/16	6,793,258	6,532,852

Personal & Nondurable Consumer Products (Manufacturing Only) 1.5%
Spectrum Brands, Inc. New Term Loan B 5.001%, due 6/17/16	2,151,511	2,157,427
SRAM LLC
New Term Loan B 4.777%, due 6/7/18	3,967,351	4,011,984
2nd Lien Term Loan 8.50%, due 12/7/18	1,400,000	1,407,875

16	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Visant Holding Corp. Term Loan B 5.25%, due 12/22/16	$9,390,363	$9,235,422

		16,812,708

Personal Transportation 0.2%
United Airlines, Inc. Term Loan B 2.25%, due 2/3/14	2,668,722	2,637,031

Personal, Food & Miscellaneous Services 0.8%
Aramark Corp.
Extended Term Loan B 3.489%, due 7/26/16	7,935,336	7,904,984
Extended Letter of Credit 3.491%, due 7/26/16	522,853	520,853

		8,425,837

Printing & Publishing 2.9%
Dex Media East LLC New Term Loan 2.976%, due 10/24/14	1,157,664	630,927
Getty Images, Inc. New Term Loan 5.25%, due 11/7/16	8,181,733	8,219,720
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	5,326,369	5,339,685
MediaNews Group New Term Loan 8.50%, due 3/19/14	279,634	269,847
Merrill Communications LLC Term Loan 7.75%, due 12/24/12	2,314,710	2,171,969
Nielsen Finance LLC
Class A Term Loan 2.241%, due 8/9/13	31,020	31,033
Class C Term Loan 3.491%, due 5/2/16	9,322,062	9,320,123
Penton Media, Inc. New Term Loan B 5.00%, due 8/1/14 (d)(f)	5,338,565	4,230,813
R.H. Donnelley, Inc. New Term Loan 9.00%, due 10/24/14	2,010,027	934,662
SuperMedia, Inc. Exit Term Loan 11.00%, due 12/31/15	705,423	393,273

		31,542,052

	Principal Amount	Value

Retail Store 4.5%
Academy, Ltd. Term Loan 6.00%, due 8/3/18	$6,982,500	$7,046,830
Leslie’s Poolmart, Inc. Term Loan B 4.50%, due 11/21/16 (d)	1,000,000	997,500
Michaels Stores, Inc.
Extended Term Loan B3 5.00%, due 7/29/16	2,993,569	3,009,452
Term Loan B2 5.00%, due 7/29/16	6,048,554	6,080,647
NBTY, Inc. New Term Loan B 4.25%, due 10/2/17	3,790,286	3,792,655
♦Neiman Marcus Group, Inc. (The) New Term Loan 4.75%, due 5/16/18	10,722,181	10,723,671
Pantry, Inc. (The)
Delayed Draw Term Loan B 1.99%, due 5/15/14	559,671	548,478
Term Loan B 1.99%, due 5/15/14	1,943,546	1,904,675
Petco Animal Supplies, Inc. New Term Loan 4.50%, due 11/24/17	8,405,876	8,407,624
Pilot Travel Centers LLC New Term Loan B 4.25%, due 3/30/18	4,076,446	4,087,913
Yankee Candle Co., Inc. (The) New Term Loan B 5.25%, due 4/2/19	3,000,000	3,018,750

		49,618,195

Telecommunications 1.3%
MetroPCS Wireless, Inc.
Tranche B3 4.00%, due 3/16/18	1,994,958	1,975,009
Tranche B2 4.071%, due 11/3/16	3,009,229	2,992,928
Telesat LLC Term Loan B 4.25%, due 3/26/19	9,000,000	8,983,125

		13,951,062

Utilities 3.5%
AES Corp. New Term Loan 4.25%, due 6/1/18	8,447,957	8,470,834
BRSP LLC Term Loan B 7.50%, due 6/4/14	1,135,619	1,141,297

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Utilities (continued)
Calpine Corp.
New Term Loan 4.50%, due 4/2/18	$3,992,443	$3,996,009
Term Loan B2 4.50%, due 4/2/18	5,964,975	5,968,703
Covanta Energy Corp. New Term Loan 4.00%, due 3/23/19	2,700,000	2,703,375
Equipower Resources Holdings LLC Term Loan B 5.75%, due 1/26/18	2,312,774	2,168,226
NRG Energy, Inc. New Term Loan B 4.00%, due 7/2/18	10,163,200	10,179,085
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.741%, due 10/10/17	3,571,479	1,953,895
TPF Generation Holdings LLC
Synthetic Letter of Credit 2.47%, due 12/13/13	8,196	8,093
2nd Lien Term Loan C 4.72%, due 12/15/14	1,328,298	1,284,022
TPF II LC LLC Term Loan B 3.22%, due 10/15/14 (d)	850,971	804,168

		38,677,707

Total Floating Rate Loans (Cost $791,141,698)		785,935,440

Foreign Floating Rate Loans 13.3% (c)
Automobile 1.0%
♦Allison Transmission, Inc. Extended Term Loan B 3.74%, due 8/7/17	10,772,782	10,748,091

Beverage, Food & Tobacco 0.4%
Solvest, Ltd. Tranche C2 5.026%, due 7/6/18	4,479,460	4,500,460

Broadcasting & Entertainment 1.3%
Cequel Communications, LLC Term Loan B 4.00%, due 2/14/19	6,800,000	6,728,600
UPC Financing Partnership
Term Loan T 3.741%, due 12/30/16	1,762,638	1,753,825

	Principal Amount	Value

Broadcasting & Entertainment (continued)
UPC Financing Partnership (continued)
Term Loan X 3.741%, due 12/29/17	$3,241,439	$3,213,077
New Term Loan 4.75%, due 12/29/17	2,720,661	2,727,462

		14,422,964

Cargo Transport 0.4%
RailAmerica, Inc. Term Loan B 4.00%, due 3/1/19	4,500,000	4,508,437

Chemicals, Plastics & Rubber 0.6%
Styron S.A.R.L. LLC New Term Loan B 6.00%, due 8/2/17	7,519,763	7,000,433

Containers, Packaging & Glass 0.1%
BWAY Corp. Canadian Term Loan C 4.50%, due 2/23/18	612,082	613,229

Diversified/Conglomerate Manufacturing 0.3%
ACCO Brands Corp. New Term Loan B TBA, due 3/8/19	3,000,000	3,009,375

Diversified/Conglomerate Service 0.8%
Genesys Telecom Holdings, U.S., Inc. Term Loan B 6.75%, due 1/31/19	4,583,300	4,643,456
Sungard Data Systems, Inc. Tranche C 3.991%, due 2/28/17	4,124,637	4,134,948

		8,778,404

Ecological 0.1%
WCA Waste Systems, Inc. Term Loan B 5.50%, due 3/22/18	1,000,000	1,002,500

Electronics 1.5%
Flextronics International, Ltd.
Delayed Draw A1-A Term Loan 2.489%, due 10/1/14	1,093,178	1,083,612
Term Loan A 2.491%, due 10/1/14	819,883	811,684
NDS Finance, Ltd. New Term Loan B 4.00%, due 3/12/18	4,851,000	4,851,000

18	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Electronics (continued)
Rovi Solutions Corp. New Term Loan B 4.00%, due 3/28/19	$9,450,482	$9,450,482

		16,196,778

Finance 0.6%
Avis Budget Car Rental LLC Term Loan C 4.25%, due 3/13/19	6,000,000	5,985,000

Grocery 0.4%
Roundy’s Supermarkets, Inc. Term Loan B 5.75%, due 2/8/19	4,800,000	4,834,800

Healthcare, Education & Childcare 1.2%
♦Grifols, Inc. New Term Loan B 4.50%, due 6/1/17	10,870,522	10,884,110
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	1,755,779	1,759,804

		12,643,914

Leisure, Amusement, Motion Pictures & Entertainment 0.8%
AMC Entertainment, Inc.
Extended Term Loan B2 3.489%, due 12/15/16	997,340	993,102
Term Loan B3 4.25%, due 2/22/18	2,119,688	2,113,727
Bombardier Recreational Products, Inc. Extended Term Loan B2 4.49%, due 6/28/16	5,792,986	5,783,329

		8,890,158

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.0%
♦Rexnord Corp. Term Loan B 5.00%, due 4/2/18	11,168,986	11,259,734

Oil & Gas 0.7%
Energy Transfer Equity, L.P. New Term Loan B 3.75%, due 3/21/17	8,000,000	7,898,568

Personal & Nondurable Consumer Products 0.4%
Prestige Brands, Inc. Term Loan 5.262%, due 1/31/19	4,803,030	4,827,045

	Principal Amount	Value

Personal, Food & Miscellaneous Services 0.0%‡
Aramark Corp.
New Extended LC-3 Facility 3.491%, due 7/26/16	$70,436	$70,131
Extended Term Loan C 3.65%, due 7/26/16	48,249	48,039

		118,170

Printing & Publishing 0.1%
Yell Group PLC New Term Loan B1 3.989%, due 7/31/14	2,747,374	839,911

Telecommunications 1.6%
Crown Castle International Corp. Term Loan B 4.00%, due 1/31/19	6,064,800	6,068,591
♦Intelsat Jackson Holdings, Ltd. Tranche B Term Loan 5.25%, due 4/2/18	10,875,113	10,924,953

		16,993,544

Total Foreign Floating Rate Loans (Cost $146,912,332)		145,071,515

Yankee Bonds 1.6% (g)
Leisure, Amusement, Motion Pictures & Entertainment 0.6%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	6,000,000	6,405,000

Mining, Steel, Iron & Non-Precious Metals 1.0%
FMG Resources August 2006 Pty, Ltd.
6.00%, due 4/1/17 (a)	4,000,000	4,070,000
6.375%, due 2/1/16 (a)	4,000,000	4,080,000
Ineos Finance PLC 8.375%, due 2/15/19 (a)	3,000,000	3,217,500

		11,367,500

Total Yankee Bonds (Cost $17,397,818)		17,772,500

Total Long-Term Bonds (Cost $1,040,958,595)		1,036,024,176

	Shares

Common Stocks 0.2%
Beverage, Food & Tobacco 0.1%
Nellson Nutraceutical, Inc. (d)(e)(h)(i)	379	276,147

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Leisure, Amusement, Motion Pictures & Entertainment 0.1%
MGM Studios, Inc. (d)(e)(h)(i)	53,236	$1,361,777

Total Common Stocks (Cost $1,796,087)		1,637,924

	Principal Amount

Short-Term Investments 9.5%
Commercial Paper 0.0%‡
Schlumberger Holdings Corp. 0.17%, due 5/1/12 (a)(j)	$385,000	385,000

Total Commercial Paper (Cost $385,000)		385,000

Repurchase Agreement 0.5%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $5,417,319 (Collateralized by a United States Treasury Note with a rate of 0.175% and a maturity date of 4/4/13, with a Principal Amount of $5,535,000 and a Market Value of $5,526,698)	5,417,317	5,417,317

Total Repurchase Agreement (Cost $5,417,317)		5,417,317

U.S. Government 9.0%
United States Treasury Bills
0.049%, due 5/3/12 (j)	29,367,000	29,366,888
0.06%, due 5/31/12 (j)	22,833,000	22,831,836
0.062%, due 5/10/12 (j)	32,576,000	32,575,471
0.079%, due 5/17/12 (j)	2,617,000	2,616,905
0.087%, due 7/19/12 (j)	10,912,000	10,909,927

Total U.S. Government (Cost $98,301,501)		98,301,027

Total Short-Term Investments (Cost $104,103,818)		104,103,344

Total Investments (Cost $1,146,858,500) (k)	104.5%	1,141,765,444
Other Assets, Less Liabilities	(4.5)	(49,040,810)
Net Assets	100.0%	$1,092,724,634

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2012.

(c)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of April 30, 2012. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.

(d)	Illiquid security. The total market value of these securities as of April 30, 2012 is $11,376,583, which represents 1.0% of the Fund’s net assets.

(e)	Fair valued security. The total market value of these securities as of April 30, 2012 is $2,786,752, which represents 0.3% of the Fund’s net assets.

(f)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(g)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(h)	Restricted security.

(i)	Non-income producing security.

(j)	Interest rate presented is yield to maturity.

(k)	As of April 30, 2012, cost is $1,146,785,099 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$8,788,015
Gross unrealized depreciation	(13,807,670)

Net unrealized depreciation	$(5,019,655)

20	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$87,244,721	$—	$87,244,721
Floating Rate Loans (b)(c)	—	767,803,038	18,132,402	785,935,440
Foreign Floating Rate Loans (c)	—	144,069,015	1,002,500	145,071,515
Yankee Bonds	—	17,772,500	—	17,772,500

Total Long-Term Bonds	—	1,016,889,274	19,134,902	1,036,024,176

Common Stocks (d)	—	—	1,637,924	1,637,924

Short-Term Investments
Commercial Paper	—	385,000	—	385,000
Repurchase Agreement	—	5,417,317	—	5,417,317
U.S. Government	—	98,301,027	—	98,301,027

Total Short-Term Investments	—	104,103,344	—	104,103,344

Total Investments in Securities	$—	$1,120,992,618	$20,772,826	$1,141,765,444

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,148,828 is held in Healthcare, Education and Childcare within the Floating Rate Loans section of the Portfolio of Investments.

(c)	Includes $17,986,074 of Level 3 securities which represent floating rate loans whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(d)	The Level 3 securities valued at $276,147 and $1,361,777 are held in Beverage, Food & Tobacco and Leisure, Amusement, Motion Pictures & Entertainment within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the six-month period ended April 30, 2012, securities with a total value of $10,766,301 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain floating rate loans obtained from the independent pricing service which were derived based on single broker quote. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Bala nce as of October 31, 2011	Accr ued Disco unts (Premi ums)	Reali zed Gain (Loss)	Change in Unrea lized Appre ciation (Depre ciation)	Purch ases (b)	Sales (c)	Trans fers in to Level 3	Trans fers out of Level 3	Balance as of April 30, 2012	Change in Unrea lized Appre ciation (Depre ciation) from Invest ments Still Held as of April 30, 2012 (a)
Long-Term Bonds
Floating Rate Loans
Aerospace & Defense	$11,047,516	$—	$—	$—	$—	$—	$—	$(11,047,516)	$—	$—
Automobile	3,057,097	—	—	7,900	—	(16,000)	3,176,000	(3,057,097)	3,167,900	7,900
Buildings & Real Estate	7,559,242	—	—	—	—	—	—	(7,559,242)	—	—
Chemicals, Plastics & Rubber	—	2,566	87	147,035	—	(20,779)	3,740,468	—	3,869,377	145,876
Diversified/Conglomerate Manufacturing	2,815,710	—	—	—	—	—	—	(2,815,710)	—	—
Diversified/Conglomerate Services	1,291,013	—	—	—	—	—	—	(1,291,013)	—	—
Electronics	14,031,590	—	—	—	—	—	—	(14,031,590)	—	—
Finance	—	3,084	2,922	12,386	—	(362,269)	3,849,833	—	3,505,956	14,402
Healthcare, Education & Childcare	1,148,828	—	—	—	—	—	—	—	1,148,828	—
Mining, Steel, Iron & Non-Precious Metals	794,010	286	18	3,686	—	(3,999)	—	—	794,001	3,684
Personal & Nondurable Consumer Products (Manufacturing Only)	5,461,782	—	—	—	—	—	—	(5,461,782)	—	—
Retail Store	2,594,971	—	—	(5,000)	1,002,500	—	—	(2,594,971)	997,500	(5,000)
Utilities	2,342,104	5,689	6,867	23,158	2,686,518	(415,496)	—	—	4,648,840	22,525
Foreign Floating Rate Loans
Ecological	—	(3)	—	(5,016)	1,007,519	—	—	—	1,002,500	(5,016)
Common Stocks
Beverage, Food & Tobacco	276,147	—	—	—	—	—	—	—	276,147	—
Leisure, Amusement, Motion Pictures & Entertainment	1,064,720	—	—	297,057	—	—	—	—	1,361,777	297,057

Total	$53,484,730	$11,622	$9,894	$481,206	$4,696,537	$(818,543)	$10,766,301	$(47,858,921)	$20,772,826	$481,428

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include paid-in-kind interest.

(c)	Sales include principal reductions.

22	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,146,858,500)	$1,141,765,444
Cash	511,020
Receivables:
Interest	4,522,634
Fund shares sold	3,025,172
Investment securities sold	678,673
Other assets	101,707

Total assets	1,150,604,650

Liabilities
Payables:
Investment securities purchased	53,933,122
Fund shares redeemed	2,134,304
Manager (See Note 3)	529,279
NYLIFE Distributors (See Note 3)	254,634
Transfer agent (See Note 3)	205,521
Professional fees	105,041
Shareholder communication	70,345
Custodian	5,695
Trustees	3,805
Dividend payable	638,270

Total liabilities	57,880,016

Net assets	$1,092,724,634

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$115,340
Additional paid-in capital	1,161,080,312

1,161,195,652
Distributions in excess of net investment income	(326,806)
Accumulated net realized gain (loss) on investments	(63,051,156)
Net unrealized appreciation (depreciation) on investments	(5,093,056)

Net assets	$1,092,724,634

Investor Class
Net assets applicable to outstanding shares	$25,954,296

Shares of beneficial interest outstanding	2,739,879

Net asset value per share outstanding	$9.47
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.76

Class A
Net assets applicable to outstanding shares	$402,528,108

Shares of beneficial interest outstanding	42,494,466

Net asset value per share outstanding	$9.47
Maximum sales charge (3.00% of offering price)	0.29

Maximum offering price per share outstanding	$9.76

Class B
Net assets applicable to outstanding shares	$13,028,589

Shares of beneficial interest outstanding	1,374,373

Net asset value and offering price per share outstanding	$9.48

Class C
Net assets applicable to outstanding shares	$187,081,714

Shares of beneficial interest outstanding	19,743,072

Net asset value and offering price per share outstanding	$9.48

Class I
Net assets applicable to outstanding shares	$464,131,927

Shares of beneficial interest outstanding	48,988,254

Net asset value and offering price per share outstanding	$9.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$24,704,412

Expenses
Manager (See Note 3)	3,106,115
Distribution/Service—Investor Class (See Note 3)	32,084
Distribution/Service—Class A (See Note 3)	536,625
Distribution/Service—Class B (See Note 3)	67,807
Distribution/Service—Class C (See Note 3)	944,843
Transfer agent (See Note 3)	532,018
Registration	81,868
Professional fees	80,262
Shareholder communication	63,435
Trustees	15,365
Custodian	13,731
Miscellaneous	35,623

Total expenses	5,509,776

Net investment income (loss)	19,194,636

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(96,432)
Net change in unrealized appreciation (depreciation) on investments	18,104,674

Net realized and unrealized gain (loss) on investments	18,008,242

Net increase (decrease) in net assets resulting from operations	$37,202,878

24	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,194,636	$44,359,469
Net realized gain (loss) on investments and foreign currency transactions	(96,432)	(2,337,802)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	18,104,674	(21,797,484)

Net increase (decrease) in net assets resulting from operations	37,202,878	20,224,183

Dividends to shareholders:
From net investment income:
Investor Class	(474,219)	(876,126)
Class A	(8,133,847)	(18,556,633)
Class B	(200,622)	(470,671)
Class C	(2,789,065)	(5,816,212)
Class I	(7,586,193)	(18,642,162)

Total dividends to shareholders	(19,183,946)	(44,361,804)

Capital share transactions:
Net proceeds from sale of shares	217,375,563	763,804,390
Net asset value of shares issued to shareholders in reinvestment of dividends	14,813,317	33,439,655
Cost of shares redeemed	(223,545,160)	(692,388,113)

Increase (decrease) in net assets derived from capital share transactions	8,643,720	104,855,932

Net increase (decrease) in net assets	26,662,652	80,718,311

Net Assets
Beginning of period	1,066,061,982	985,343,671

End of period	$1,092,724,634	$1,066,061,982

Distributions in excess of net investment income at end of period	$(326,806)	$(337,496)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$9.31		$9.42	$8.97	$7.61	$8.94

Net investment income (loss)	0.17		0.34	0.32	0.29	0.28
Net realized and unrealized gain (loss) on investments	0.16		(0.11)	0.45	1.36	(1.33)

Total from investment operations	0.33		0.23	0.77	1.65	(1.05)

Less dividends:
From net investment income	(0.17)		(0.34)	(0.32)	(0.29)	(0.28)

Redemption fee (a)	—		—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$9.47		$9.31	$9.42	$8.97	$7.61

Total investment return (b)	3.60	%(c)	2.45%	8.76%	22.32%	(12.19	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.70	%††	3.61%	3.52%	3.63%	4.43	% ††
Net expenses	1.08	%††	1.06%	1.10%	1.19%	1.05	% ††
Portfolio turnover rate	19%		38%	10%	17%	10%
Net assets at end of period (in 000’s)	$25,954		$26,068	$23,245	$20,191	$14,586

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.31		$9.42	$8.97	$7.61	$9.65	$9.93

Net investment income (loss)	0.18		0.35	0.33	0.31	0.46	0.62
Net realized and unrealized gain (loss) on investments	0.16		(0.11)	0.45	1.36	(2.03)	(0.28)

Total from investment operations	0.34		0.24	0.78	1.67	(1.57)	0.34

Less dividends:
From net investment income	(0.18)		(0.35)	(0.33)	(0.31)	(0.47)	(0.62)

Redemption fee (a)	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.47		$9.31	$9.42	$8.97	$7.61	$9.65

Total investment return (b)	3.64	%(c)	2.53%	8.87%	22.53%	(16.91%)	3.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.79	%††	3.69%	3.62%	3.80%	5.36%	6.34%
Net expenses	0.99	%††	0.98%	1.00%	1.01%	1.00%	1.01%
Portfolio turnover rate	19%		38%	10%	17%	10%	29%
Net assets at end of period (in 000’s)	$402,528		$453,282	$429,262	$338,350	$245,193	$631,749

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

26	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.32		$9.43	$8.97	$7.61	$9.65	$9.93

Net investment income (loss)	0.14		0.27	0.25	0.23	0.39	0.55
Net realized and unrealized gain (loss) on investments	0.16		(0.11)	0.46	1.36	(2.03)	(0.28)

Total from investment operations	0.30		0.16	0.71	1.59	(1.64)	0.27

Less dividends:
From net investment income	(0.14)		(0.27)	(0.25)	(0.23)	(0.40)	(0.55)

Redemption fee (a)	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.48		$9.32	$9.43	$8.97	$7.61	$9.65

Total investment return (b)	3.32	%(c)	1.59%	8.06%	21.41%	(17.66%)	2.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.96	%††	2.86%	2.76%	2.95%	4.51%	5.59%
Net expenses	1.83	%††	1.82%	1.85%	1.94%	1.79%	1.76%
Portfolio turnover rate	19%		38%	10%	17%	10%	29%
Net assets at end of period (in 000’s)	$13,029		$14,508	$17,665	$20,289	$20,703	$47,141

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.31		$9.43	$8.97	$7.61	$9.65	$9.93

Net investment income (loss)	0.14		0.27	0.25	0.24	0.39	0.55
Net realized and unrealized gain (loss) on investments	0.17		(0.12)	0.46	1.35	(2.03)	(0.28)

Total from investment operations	0.31		0.15	0.71	1.59	(1.64)	0.27

Less dividends:
From net investment income	(0.14)		(0.27)	(0.25)	(0.23)	(0.40)	(0.55)

Redemption fee (a)	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.48		$9.31	$9.43	$8.97	$7.61	$9.65

Total investment return (b)	3.32	%(c)	1.59%	8.06%	21.41%	(17.66%)	2.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.95	%††	2.87%	2.76%	2.89%	4.52%	5.59%
Net expenses	1.83	%††	1.81%	1.85%	1.94%	1.79%	1.76%
Portfolio turnover rate	19%		38%	10%	17%	10%	29%
Net assets at end of period (in 000’s)	$187,082		$197,230	$173,005	$132,105	$104,048	$232,130

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.31		$9.43	$8.97	$7.61	$9.65	$9.93

Net investment income (loss)	0.19		0.37	0.36	0.33	0.50	0.66
Net realized and unrealized gain (loss) on investments	0.16		(0.12)	0.46	1.36	(2.04)	(0.28)

Total from investment operations	0.35		0.25	0.82	1.69	(1.54)	0.38

Less dividends:
From net investment income	(0.19)		(0.37)	(0.36)	(0.33)	(0.50)	(0.66)

Redemption fee (a)	—		—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$9.47		$9.31	$9.43	$8.97	$7.61	$9.65

Total investment return (b)	3.77	%(c)	2.67%	9.26%	22.84%	(16.67%)	3.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.00	%††	3.94%	3.87%	3.97%	5.33%	6.68%
Net expenses	0.74	%††	0.73%	0.75%	0.77%	0.71%	0.67%
Portfolio turnover rate	19%		38%	10%	17%	10%	29%
Net assets at end of period (in 000’s)	$464,132		$374,973	$342,167	$212,257	$103,930	$61,992

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	The redemption fee was discontinued as of April 1, 2010.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

28	MainStay Floating Rate Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Floating Rate Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Floating Rate Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on May 3, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments to $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within four years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to Investor Class or Class A shares at the end of the calendar quarter four years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments. As of April 30, 2012, the Fund held securities with a value of $17,986,074 that were valued by single broker quotes and/or deemed to be illiquid.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund held securities with a value of $2,786,752 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager determines the liquidity of the Fund’s investments; in doing so, the Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

30	MainStay Floating Rate Fund

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(I)  Loan Assignments, Participations and Commitments.  The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. As of April 30, 2012, the Fund did not hold any unfunded commitments.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(K)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(L)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund’s NAV could go down and you could lose money.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. The effective management fee rate was 0.60% for the six-month period ended April 30, 2012.

Prior to February 28, 2012, the Manager had contractually agreed to waive a portion of its management fee so that the management fee did not exceed 0.60% on assets up to $1 billion, and 0.575% on assets in excess of $1 billion.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $3,106,115.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets

32	MainStay Floating Rate Fund

of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,864 and $22,379, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $20, $8,891, $8,515 and $17,726, respectively, for the six-month period ended April 30, 2012.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$22,020
Class A	179,495
Class B	11,811
Class C	163,708
Class I	154,984

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$13,956,406	3.5%
Class C	1,262	0.0	‡
Class I	1,368	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $63,028,125 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2012 2013 2014 2015 2016 2017 2018 2019	$229 3,166 1,436 14,042 30,853 7,484 2,022 3,796
Total	$63,028

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$44,361,804

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2012, the Fund held the following restricted securities:

Security	Date of Acquisition	Shares	Cost	4/30/12 Value	Percent of Net Assets
MGM Studios, Inc. Common Stock	12/23/10	532,636	$1,264,355	$1,361,777	0.1%
Nellson Nutraceutical, Inc. Common Stock	10/5/07	379	53,732	276,147	0.0‡
Total			$1,318,087	$1,637,924	0.1%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities, other than short-term securities, were $222,863 and $185,135, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	224,126	$2,099,732
Shares issued to shareholders in reinvestment of dividends	48,386	453,507
Shares redeemed	(286,551)	(2,681,870)

Net increase (decrease) in shares outstanding before conversion	(14,039)	(128,631)
Shares converted into Investor Class (See Note 1)	111,936	1,049,351
Shares converted from Investor Class (See Note 1)	(158,371)	(1,483,653)

Net increase (decrease)	(60,474)	$(562,933)

Year ended October 31, 2011:
Shares sold	755,577	$7,127,043
Shares issued to shareholders in reinvestment of dividends	89,026	837,014
Shares redeemed	(589,639)	(5,545,892)

Net increase (decrease) in shares outstanding before conversion	254,964	2,418,165
Shares converted into Investor Class (See Note 1)	371,104	3,461,637
Shares converted from Investor Class (See Note 1)	(292,368)	(2,757,039)

Net increase (decrease)	333,700	$3,122,763

34	MainStay Floating Rate Fund

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	5,099,801	$47,876,589
Shares issued to shareholders in reinvestment of dividends	648,947	6,081,518
Shares redeemed	(12,136,757)	(113,824,921)

Net increase (decrease) in shares outstanding before conversion	(6,388,009)	(59,866,814)
Shares converted into Class A (See Note 1)	234,284	2,193,271
Shares converted from Class A (See Note 1)	(48,231)	(454,817)

Net increase (decrease)	(6,201,956)	$(58,128,360)

Year ended October 31, 2011:
Shares sold	30,607,899	$289,831,810
Shares issued to shareholders in reinvestment of dividends	1,474,578	13,878,656
Shares redeemed	(29,407,295)	(275,135,054)

Net increase (decrease) in shares outstanding before conversion	2,675,182	28,575,412
Shares converted into Class A (See Note 1)	646,571	6,088,832
Shares converted from Class A (See Note 1)	(178,133)	(1,646,387)

Net increase (decrease)	3,143,620	$33,017,857

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	102,114	$959,423
Shares issued to shareholders in reinvestment of dividends	16,212	152,026
Shares redeemed	(161,911)	(1,517,241)

Net increase (decrease) in shares outstanding before conversion	(43,585)	(405,792)
Shares converted from Class B (See Note 1)	(139,512)	(1,304,152)

Net increase (decrease)	(183,097)	$(1,709,944)

Year ended October 31, 2011:
Shares sold	623,409	$5,892,617
Shares issued to shareholders in reinvestment of dividends	38,587	363,469
Shares redeemed	(431,130)	(4,044,658)

Net increase (decrease) in shares outstanding before conversion	230,866	2,211,428
Shares converted from Class B (See Note 1)	(546,718)	(5,147,043)

Net increase (decrease)	(315,852)	$(2,935,615)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,400,491	$13,135,434
Shares issued to shareholders in reinvestment of dividends	208,153	1,951,176
Shares redeemed	(3,046,901)	(28,523,352)

Net increase (decrease)	(1,438,257)	$(13,436,742)

Year ended October 31, 2011:
Shares sold	9,084,726	$86,081,533
Shares issued to shareholders in reinvestment of dividends	413,399	3,887,513
Shares redeemed	(6,669,995)	(62,102,724)

Net increase (decrease)	2,828,130	$27,866,322

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	16,291,387	$153,304,385
Shares issued to shareholders in reinvestment of dividends	658,384	6,175,090
Shares redeemed	(8,236,393)	(76,997,776)

Net increase (decrease)	8,713,378	$82,481,699

Year ended October 31, 2011:
Shares sold	39,689,683	$374,871,387
Shares issued to shareholders in reinvestment of dividends	1,537,769	14,473,003
Shares redeemed	(37,253,085)	(345,559,785)

Net increase (decrease)	3,974,367	$43,784,605

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	35

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Floating Rate Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Fund and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio

36	MainStay Floating Rate Fund

managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example,

mainstayinvestments.com	37

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

through the imposition of management fee breakpoints and by initially setting relatively lower management fees. The Board accepted New York Life Investments’ proposal to add an additional management fee breakpoint for the Fund.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

38	MainStay Floating Rate Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

mainstayinvestments.com	39

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26585 MS119-12	MSFR10-06/12 NL0A4

MainStay Intermediate Term Bond Fund

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.20 3.46%	2.07 6.88%	5.47 6.45%	4.95 5.43%	1.13 1.13%
Class A Shares[4]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.13 3.53	2.20 7.02	5.59 6.57	5.01 5.49	1.03 1.03
Class B Shares[4]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.90 3.09	1.11 6.11	5.33 5.65	4.66 4.66	1.88 1.88
Class C Shares[4]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.09 3.09	5.01 6.01	5.67 5.67	4.66 4.66	1.88 1.88
Class I Shares	No Sales Charge		3.68	7.24	6.92	5.84	0.78

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Performance figures for Class A, B and C shares, first offered on January 2, 2004, include the historical performance of Class I shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class A, B and C shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	2.44%	7.54%	6.37%	5.71%
Average Lipper Intermediate Investment Grade Debt Fund[6]	3.23	6.49	5.73	5.24

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper intermediate investment grade debt fund is representative of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Intermediate Term Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Intermediate Term Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,034.60	$5.06	$1,019.90	$5.02

Class A Shares	$1,000.00	$1,035.30	$4.55	$1,020.40	$4.52

Class B Shares	$1,000.00	$1,030.90	$8.84	$1,016.20	$8.77

Class C Shares	$1,000.00	$1,030.90	$8.84	$1,016.20	$8.77

Class I Shares	$1,000.00	$1,036.80	$3.04	$1,021.90	$3.02

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.00% for Investor Class, 0.90% for Class A, 1.75% for Class B and Class C and 0.60% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2012 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.50%, due 2/1/17–3/1/42

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%–6.50%, due 1/1/21–1/1/42

3.	United States Treasury Bonds, 3.125%–6.25%, due 5/15/30–11/15/41

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%–12.50%, due 1/15/14–11/20/40

5.	GS Mortgage Securities Corp. II, 5.396%–5.98%, due 4/10/38–8/10/45
6.	General Electric Capital Corp., 2.25%–5.40%, due 11/9/15–2/15/17

7.	Kraft Foods, Inc., 6.125%–7.00%, due 2/1/18–8/11/37

8.	AgriBank FCB, 9.125%, due 7/15/19

9.	Citigroup, Inc., 5.00%–8.50%, due 9/15/14–1/30/42

10.	Energy Transfer Partners, L.P., 5.20%–8.50%, due 4/15/14–6/1/41

8	MainStay Intermediate Term Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Louis N. Cohen of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Intermediate Term Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Intermediate Term Bond Fund returned 3.46% for Investor Class shares, 3.53% for Class A shares and 3.09% for Class B and Class C shares for the six months ended April 30, 2012. Over the same period, the Fund’s Class I shares returned 3.68%. Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 3.23% return of the average Lipper1 intermediate investment grade debt fund for the six- month reporting period. All share classes outperformed the 2.44% return of the Barclays U.S. Aggregate Bond Index2 for the six months ended April 30, 2012. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved a change to the Fund’s investment objective. Effective February 28, 2012, the Fund’s investment objective is to seek total return.

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed the Barclays U.S. Aggregate Bond Index during the reporting period for several reasons. Overweight positions in credit-related sectors (investment-grade corporate bonds, high-yield corporate bonds and commercial mortgage-backed securities) gave the Fund a yield advantage relative to the Barclays U.S. Aggregate Bond Index. Corporate bonds (especially those rated below BBB3) and commercial mortgage-backed securities posted strong performance during the reporting period. Within the investment-grade corporate bond sector, an emphasis on bonds rated BBB led to gains relative to the benchmark.

Issue selection among residential mortgage-backed securities also contributed positively to the Fund’s relative performance. We emphasized call protection4 by seeking underlying mortgage loans, such as those with low-balance collateral, that could moderate borrowers’ incentives to refinance.

The Fund’s concentration of assets positioned toward the center of the U.S. Treasury yield curve5 contrasted with the more uniform yield-curve distribution of the Barclays U.S. Aggregate Bond Index. During the reporting period, U.S. Treasury yields fell faster in the center of the curve than at the short end or the long end. The Fund’s yield curve posture aligned well with this trajectory.

During the reporting period, the Fund had a shorter duration6 than the Barclays U.S. Aggregate Bond Index. Unfortunately, this positioning detracted from the Fund’s relative performance as U.S. Treasury yields declined.

What was the Fund’s duration strategy during the reporting period?

At the end of the reporting period, the Fund had a duration of approximately 4.8 years, about three-tenths of a year shorter than the Barclays U.S. Aggregate Bond Index. To keep the Fund nearly fully invested while maintaining a short duration posture, we executed the duration tilt with a short position in U.S. Treasury futures.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We promoted credit risk as the principal driver of performance during the reporting period. We expected corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities to have returns superior to those of government-related debt for three reasons. First, we believed that the prospects of the credit-related sectors were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a range close to zero. Second, we felt that low interest rates would probably spark healthy demand for higher-yielding products. Third, improving profitability signaled that many corporations were doing more with less: less leverage, less short- term debt and smaller funding gaps. In our opinion, these

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
3.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of Standard & Poor’s, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Call protection is a provision that prohibits the issuer of a callable security from forcing redemption early in the security’s life. Regardless of how poorly the market performs, call protection gives investors a minimum period during which they can reap the benefits of the security.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

improving credit fundamentals supported a narrowing of spreads,7 alongside a favorable balance of supply and demand for corporate bonds.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

During the reporting period, an overweight position relative to the benchmark in lower-quality investment-grade corporate bonds was a positive contributor to performance, as was an overweight position in commercial mortgage-backed securities originated between 2005 and 2007. These positions benefited from their respective yields and their spread tightening in relation to comparable-duration U.S. Treasurys. The Fund’s exposure to high-yield corporate bonds also added value during the reporting period.

Some corporate bond holdings had exposure to Eurozone countries whose economies were under stress and detracted from the Fund’s performance. One example was Eni S.p.A., a European energy company with operations in North Africa.

How did the Fund’s sector weightings change during the reporting period?

We reallocated approximately 10% of the Fund’s assets by selling U.S. Treasury securities, agency debentures and cash equivalents to purchase investment-grade corporate bonds and agency mortgage pass-through securities.8 Aside from these trades, other activity generally fell into one of three categories: corporate-bond swaps to execute relative-value ideas, purchases of agency mortgage-backed securities to recycle mortgage principal payments and mortgage dollar rolls.9

How was the Fund positioned at the end of the reporting period?

As of April 30, 2012, the Fund held overweight positions relative to the Barclays U.S. Aggregate Bond Index in high-yield corporate bonds, investment-grade corporate bonds and commercial mortgage-backed securities. On the same date, the Fund held underweight positions relative to the benchmark in U.S. Treasury securities, agency debentures and agency mortgage-backed securities and was neutrally weighted rela- tive to the benchmark in asset-backed securities.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.
8.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.
9.	A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A Fund will maintain liquid assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Intermediate Term Bond Fund

Portfolio of Investments††† April 30, 2012 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 96.0%†
Asset-Backed Securities 0.1%
Home Equity 0.0%‡
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (a)	$52,393	$52,599

Utilities 0.1%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	675,000	815,747

Total Asset-Backed Securities (Cost $727,173)		868,346

Convertible Bond 0.0%‡
Holding Company—Diversified 0.0%‡
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (b)	285,000	286,425

Total Convertible Bond (Cost $272,351)		286,425

Corporate Bonds 48.8%
Advertising 0.2%
Lamar Media Corp. 9.75%, due 4/1/14	1,175,000	1,329,219

Aerospace & Defense 0.1%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	589,000	630,230

Agriculture 1.1%
Altria Group, Inc. 9.25%, due 8/6/19	470,000	641,316
Bunge, Ltd. Finance Corp. 4.10%, due 3/15/16	2,200,000	2,315,537
5.10%, due 7/15/15	2,000,000	2,153,902
Lorillard Tobacco Co. 8.125%, due 6/23/19	720,000	896,977
Philip Morris International, Inc. 4.375%, due 11/15/41	3,175,000	3,204,467

		9,212,199

Apparel 0.2%
Unifi, Inc. 11.50%, due 5/15/14	6,000	6,022
VF Corp. 3.50%, due 9/1/21	1,360,000	1,430,821

		1,436,843

	Principal Amount	Value

Auto Manufacturers 0.4%
Nissan Motor Acceptance Corp. 4.50%, due 1/30/15 (c)	$3,240,000	$3,470,396

Banks 5.5%
♦AgriBank FCB 9.125%, due 7/15/19	5,795,000	7,445,659
Ally Financial, Inc. 5.50%, due 2/15/17	775,000	792,073
7.50%, due 9/15/20	295,000	328,925
Bank of America Corp. 5.70%, due 1/24/22	415,000	435,654
5.75%, due 8/15/16	1,400,000	1,461,230
♦Citigroup, Inc. 5.00%, due 9/15/14	1,250,000	1,292,699
5.875%, due 1/30/42	2,610,000	2,776,534
6.125%, due 8/25/36	2,580,000	2,552,706
8.50%, due 5/22/19	552,500	686,470
Discover Bank / Greenwood 7.00%, due 4/15/20	3,550,000	4,128,526
8.70%, due 11/18/19	2,000,000	2,522,610
Fifth Third Bancorp 5.45%, due 1/15/17	1,477,000	1,637,810
Goldman Sachs Group, Inc. (The) 5.95%, due 1/18/18	1,000,000	1,078,410
JPMorgan Chase & Co. 5.125%, due 9/15/14	2,140,000	2,298,311
5.15%, due 10/1/15	1,000,000	1,095,103
KeyBank N.A. 5.80%, due 7/1/14	3,765,000	4,084,215
Morgan Stanley 4.75%, due 4/1/14	3,135,000	3,159,817
5.625%, due 9/23/19	285,000	281,597
6.00%, due 5/13/14	1,490,000	1,550,063
6.00%, due 4/28/15	300,000	313,908
Regions Bank / Birmingham 6.45%, due 6/26/37	1,985,000	1,975,075
7.50%, due 5/15/18	1,985,000	2,243,050

		44,140,445

Beverages 1.6%
Anheuser-Busch InBev Worldwide, Inc. 5.375%, due 11/15/14	2,500,000	2,776,780
7.75%, due 1/15/19	2,000,000	2,646,110
Constellation Brands, Inc. 7.25%, due 9/1/16	1,723,000	1,946,990
8.375%, due 12/15/14	1,061,000	1,206,887
SABMiller Holdings, Inc. 1.85%, due 1/15/15 (c)	3,980,000	4,035,955

		12,612,722

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2012, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Building Materials 0.1%
Texas Industries, Inc. 9.25%, due 8/15/20	$400,000	$390,000
USG Corp. 6.30%, due 11/15/16	630,000	601,650

		991,650

Chemicals 0.6%
Dow Chemical Co. (The) 5.90%, due 2/15/15	2,005,000	2,253,452
8.55%, due 5/15/19	1,015,000	1,345,897
Olin Corp. 8.875%, due 8/15/19	170,000	186,575
Westlake Chemical Corp. 6.625%, due 1/15/16	1,093,000	1,114,860

		4,900,784

Coal 0.2%
CONSOL Energy, Inc. 6.375%, due 3/1/21	515,000	484,100
8.00%, due 4/1/17	805,000	849,275
Peabody Energy Corp. 7.375%, due 11/1/16	441,000	488,408
7.875%, due 11/1/26	15,000	15,675

		1,837,458

Commercial Services 0.2%
Corrections Corp. of America 7.75%, due 6/1/17	483,000	524,055
Lender Processing Services, Inc. 8.125%, due 7/1/16	885,000	923,719
PHH Corp. 9.25%, due 3/1/16	360,000	367,200
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 8/1/49 (c)(d)(e)(f)	15,000	240

		1,815,214

Computers 0.6%
Hewlett-Packard Co. 2.20%, due 12/1/15	4,000,000	4,051,280
6.125%, due 3/1/14	350,000	378,791
iGATE Corp. 9.00%, due 5/1/16	310,000	336,350
SunGard Data Systems, Inc. 4.875%, due 1/15/14	10,000	10,187

		4,776,608

Cosmetics & Personal Care 0.2%
Procter & Gamble Co. (The) 1.45%, due 8/15/16	1,860,000	1,894,137

	Principal Amount	Value

Diversified Financial Services 1.5%
Alterra Finance LLC 6.25%, due 9/30/20	$2,900,000	$3,112,251
♦General Electric Capital Corp. 2.25%, due 11/9/15	5,000,000	5,116,220
5.40%, due 2/15/17	2,985,000	3,417,646

		11,646,117

Electric 4.2%
AES Corp. (The) 7.75%, due 10/15/15	1,000,000	1,125,000
Allegheny Energy Supply Co. LLC 5.75%, due 10/15/19 (c)	1,605,000	1,768,625
Calpine Construction Finance Co., L.P. / CCFC Finance Corp. 8.00%, due 6/1/16 (c)	1,111,000	1,205,435
Calpine Corp. 7.25%, due 10/15/17 (c)	155,000	165,463
CMS Energy Corp. 6.25%, due 2/1/20	2,015,000	2,220,423
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (c)	3,000,000	3,332,397
Entergy Corp. 3.625%, due 9/15/15	1,900,000	1,939,054
Ipalco Enterprises, Inc. 5.00%, due 5/1/18	1,000,000	995,000
7.25%, due 4/1/16 (c)	3,845,000	4,191,050
N.V. Energy, Inc. 6.25%, due 11/15/20	5,000,000	5,478,820
OGE Energy Corp. 5.00%, due 11/15/14	1,420,000	1,526,098
PPL Energy Supply LLC 4.60%, due 12/15/21	4,265,000	4,410,603
Public Service Co. of New Mexico 7.95%, due 5/15/18	604,000	739,427
Puget Energy, Inc. 6.50%, due 12/15/20	3,155,000	3,445,891
Reliant Energy Mid-Atlantic Power Holdings LLC Series C 9.681%, due 7/2/26	1,000	950
Toledo Edison Co. (The) 7.25%, due 5/1/20	780,000	990,862

		33,535,098

Electrical Components & Equipment 0.2%
Belden, Inc. 7.00%, due 3/15/17	1,155,000	1,186,763
9.25%, due 6/15/19	137,000	147,960

		1,334,723

12	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Entertainment 0.3%
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (c)	$1,000,000	$1,102,500
Peninsula Gaming LLC 8.375%, due 8/15/15	1,136,000	1,199,190

		2,301,690

Environmental Controls 0.2%
Clean Harbors, Inc. 7.625%, due 8/15/16	1,250,000	1,312,500

Finance—Auto Loans 0.8%
Ford Motor Credit Co. LLC 3.875%, due 1/15/15	4,860,000	5,036,821
12.00%, due 5/15/15	1,000,000	1,260,000

		6,296,821

Finance—Commercial 0.2%
Textron Financial Corp. 5.40%, due 4/28/13	1,305,000	1,350,170

Finance—Consumer Loans 0.4%
SLM Corp. 6.00%, due 1/25/17	3,185,000	3,240,737

Finance—Investment Banker/Broker 0.6%
Bear Stearns Cos., Inc. (The) 5.30%, due 10/30/15	1,549,000	1,699,794
7.25%, due 2/1/18	275,000	334,533
Jefferies Group, Inc. 8.50%, due 7/15/19	800,000	884,000
Merrill Lynch & Co., Inc.
Series C
5.00%, due 2/3/14	800,000	826,185
6.15%, due 4/25/13	790,000	822,031

		4,566,543

Finance—Leasing Companies 0.4%
International Lease Finance Corp. 5.625%, due 9/20/13	1,010,000	1,027,675
5.75%, due 5/15/16	2,070,000	2,105,556

		3,133,231

Finance—Mortgage Loan/Banker 0.2%
Countrywide Financial Corp. 6.25%, due 5/15/16	1,600,000	1,659,147

Finance—Other Services 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 8.00%, due 1/15/18	2,990,000	3,195,563

	Principal Amount	Value

Food 2.4%
Cargill, Inc. 4.307%, due 5/14/21 (c)	$3,000,000	$3,267,249
6.00%, due 11/27/17 (c)	1,050,000	1,254,249
7.35%, due 3/6/19 (c)	540,000	679,905
Flowers Foods, Inc. 4.375%, due 4/1/22	5,335,000	5,473,048
♦Kraft Foods, Inc. 6.125%, due 2/1/18	5,020,000	6,044,226
7.00%, due 8/11/37	1,260,000	1,643,410
Smithfield Foods, Inc. 10.00%, due 7/15/14	570,000	666,900
Tyson Foods, Inc. 10.50%, due 3/1/14	225,000	259,313

		19,288,300

Forest Products & Paper 0.0%‡
Georgia-Pacific Corp. 8.875%, due 5/15/31	50,000	68,300

Health Care—Services 1.8%
Centene Corp. 5.75%, due 6/1/17	785,000	797,756
CIGNA Corp. 4.375%, due 12/15/20	875,000	929,157
Coventry Health Care, Inc. 5.95%, due 3/15/17	1,635,000	1,870,857
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (c)	2,690,000	2,737,075
Fresenius Medical Care U.S. Finance, Inc. 5.75%, due 2/15/21 (c)	825,000	839,438
6.875%, due 7/15/17	605,000	661,719
HCA, Inc. 6.50%, due 2/15/16	158,000	169,850
7.875%, due 2/15/20	19,000	21,090
8.50%, due 4/15/19	888,000	996,225
Roche Holdings, Inc. 6.00%, due 3/1/19 (c)	1,775,000	2,206,110
WellPoint, Inc. 5.25%, due 1/15/16	1,895,000	2,134,405
5.875%, due 6/15/17	1,000,000	1,176,311

		14,539,993

Holding Company—Diversified 0.1%
Susser Holdings LLC / Susser Finance Corp. 8.50%, due 5/15/16	745,000	815,775

Household Products & Wares 0.8%
Spectrum Brands, Inc. 9.50%, due 6/15/18 (c)	300,000	339,750
9.50%, due 6/15/18	939,000	1,063,417
Tupperware Brands Corp. 4.75%, due 6/1/21	4,785,000	4,921,703

		6,324,870

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Insurance 2.2%
American International Group, Inc. 4.875%, due 9/15/16	$2,750,000	$2,932,647
Genworth Financial, Inc. 7.20%, due 2/15/21	480,000	461,034
8.625%, due 12/15/16	4,300,000	4,686,381
Health Care Service Corp. 4.70%, due 1/15/21 (c)	1,500,000	1,634,518
St. Paul Travelers Cos., Inc. (The) 6.25%, due 6/20/16	1,200,000	1,409,477
Teachers Insurance & Annuity Association of America 6.85%, due 12/16/39 (c)	4,500,000	5,636,772
Unum Group 7.125%, due 9/30/16	750,000	866,071

		17,626,900

Investment Management/Advisory Services 0.2%
Janus Capital Group, Inc. 6.70%, due 6/15/17	1,166,000	1,253,836

Iron & Steel 1.3%
Cliffs Natural Resources, Inc. 4.875%, due 4/1/21	6,430,000	6,766,733
United States Steel Corp. 7.50%, due 3/15/22	3,600,000	3,645,000

		10,411,733

Leisure Time 0.1%
Brunswick Corp. 11.25%, due 11/1/16 (c)	430,000	504,175
Harley-Davidson Funding Corp. 6.80%, due 6/15/18 (c)	250,000	294,293

		798,468

Lodging 1.0%
Marriott International, Inc. 3.00%, due 3/1/19	2,850,000	2,833,367
Seminole Hard Rock Entertainment, Inc. 2.974%, due 3/15/14 (b)(c)	10,000	9,838
Sheraton Holding Corp. 7.375%, due 11/15/15	332,000	381,800
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	856,000	988,680
Wyndham Worldwide Corp. 2.95%, due 3/1/17	1,355,000	1,354,308
4.25%, due 3/1/22	2,370,000	2,383,907

		7,951,900

Media 1.8%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	5,000,000	5,278,545
DISH DBS Corp. 7.125%, due 2/1/16	480,000	531,600

	Principal Amount	Value

Media (continued)
NBC Universal Media LLC 5.15%, due 4/30/20	$2,900,000	$3,336,792
Time Warner Cable, Inc. 8.25%, due 2/14/14	2,535,000	2,853,074
Time Warner, Inc. 7.70%, due 5/1/32	1,980,000	2,594,103

		14,594,114

Mining 0.1%
Alcoa, Inc. 5.90%, due 2/1/27	560,000	578,647

Miscellaneous—Manufacturing 0.1%
SPX Corp. 7.625%, due 12/15/14	1,100,000	1,225,125

Office & Business Equipment 0.5%
Xerox Corp. 4.25%, due 2/15/15	4,055,000	4,321,381

Oil & Gas 3.6%
Chesapeake Energy Corp. 6.50%, due 8/15/17	192,000	191,520
6.775%, due 3/15/19	355,000	345,238
9.50%, due 2/15/15	1,060,000	1,155,400
Concho Resources, Inc. 7.00%, due 1/15/21	345,000	375,187
8.625%, due 10/1/17	391,000	428,145
Enterprise Products Operating, L.P. 6.30%, due 9/15/17	900,000	1,077,679
Frontier Oil Corp. 8.50%, due 9/15/16	601,000	640,065
KazMunaiGaz Finance Sub B.V. 11.75%, due 1/23/15 (c)	165,000	200,523
Marathon Petroleum Corp. 6.50%, due 3/1/41	3,480,000	3,822,174
Newfield Exploration Co. 6.625%, due 4/15/16	2,865,000	2,929,462
Pemex Project Funding Master Trust 6.625%, due 6/15/35	25,000	29,313
PetroHawk Energy Corp. 6.25%, due 6/1/19	3,400,000	3,829,250
7.25%, due 8/15/18	2,000,000	2,280,000
Plains Exploration & Production Co. 6.75%, due 2/1/22	3,565,000	3,707,600
7.625%, due 4/1/20	500,000	540,000
Questar Market Resources, Inc. 6.05%, due 9/1/16 (f)	2,000,000	2,086,820
Samson Investment Co. 9.75%, due 2/15/20 (c)	3,245,000	3,386,969
Tesoro Corp. 6.50%, due 6/1/17	670,000	691,775

14	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas (continued)
Whiting Petroleum Corp. 7.00%, due 2/1/14	$855,000	$910,575

		28,627,695

Oil & Gas Services 0.2%
Halliburton Co. 6.15%, due 9/15/19	1,350,000	1,662,748

Packaging & Containers 0.0%‡
Greif, Inc. 6.75%, due 2/1/17	320,000	345,600

Pharmaceuticals 0.2%
Cardinal Health, Inc. 4.625%, due 12/15/20	1,000,000	1,121,342
Medco Health Solutions, Inc. 7.25%, due 8/15/13	155,000	167,816
Valeant Pharmaceuticals International 6.75%, due 10/1/17 (c)	500,000	514,375

		1,803,533

Pipelines 3.4%
Boardwalk Pipelines, L.P. 5.875%, due 11/15/16	2,445,000	2,750,667
Copano Energy LLC / Copano Energy Finance Corp. 7.125%, due 4/1/21	628,000	662,540
7.75%, due 6/1/18	435,000	460,012
♦Energy Transfer Partners, L.P. 5.20%, due 2/1/22	5,000,000	5,329,475
6.05%, due 6/1/41	1,310,000	1,324,486
8.50%, due 4/15/14	237,000	266,158
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	4,185,000	4,692,021
Kinder Morgan Finance Co. LLC 6.00%, due 1/15/18 (c)	3,720,000	3,906,000
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	145,000	159,137
ONEOK, Inc. 4.25%, due 2/1/22	3,590,000	3,730,732
6.00%, due 6/15/35	1,425,000	1,559,154
Panhandle Eastern Pipeline Co., L.P. 8.125%, due 6/1/19	600,000	741,009
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.75%, due 1/15/20	1,117,000	1,296,328

		26,877,719

	Principal Amount	Value

Real Estate Investment Trusts 2.1%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	$3,325,000	$3,338,935
Equity One, Inc. 6.25%, due 12/15/14	850,000	916,496
Health Care REIT, Inc. 5.25%, due 1/15/22	3,000,000	3,176,286
Host Hotels & Resorts, L.P. 5.25%, due 3/15/22 (c)	75,000	74,531
5.875%, due 6/15/19	35,000	37,188
6.875%, due 11/1/14	5,000	5,088
Host Marriott, L.P. 6.375%, due 3/15/15	1,165,000	1,181,019
Series Q 6.75%, due 6/1/16	1,062,000	1,091,205
ProLogis, L.P. 7.375%, due 10/30/19	2,000,000	2,395,292
Ventas Realty, L.P. / Ventas Capital Corp. 4.00%, due 4/30/19	4,290,000	4,362,355
Weyerhaeuser Co. 7.375%, due 10/1/19	131,000	154,369

		16,732,764

Retail 1.4%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	532,000	537,320
CVS Caremark Corp. 5.75%, due 6/1/17	575,000	679,495
5.789%, due 1/10/26 (c)(f)	86,842	95,147
Home Depot, Inc. 5.40%, due 3/1/16	410,000	473,212
HSN, Inc. 11.25%, due 8/1/16	375,000	404,535
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	439,000	454,914
Limited Brands, Inc. 8.50%, due 6/15/19	127,000	150,336
Nordstrom, Inc. 7.00%, due 1/15/38	2,005,000	2,722,461
O’Reilly Automotive, Inc. 4.625%, due 9/15/21	3,955,000	4,269,268
Penske Auto Group, Inc. 7.75%, due 12/15/16	686,000	714,305
TJX Cos., Inc. 6.95%, due 4/15/19	330,000	417,490

		10,918,483

Savings & Loans 0.2%
Amsouth Bank / Birmingham AL 5.20%, due 4/1/15	1,435,000	1,470,875

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications 4.1%
Alltel Corp. 6.50%, due 11/1/13	$2,635,000	$2,855,120
American Tower Corp. 4.50%, due 1/15/18	2,750,000	2,903,821
AT&T, Inc. 2.40%, due 8/15/16	2,160,000	2,247,551
3.875%, due 8/15/21	2,465,000	2,652,012
Cellco Partnership / Verizon Wireless Capital LLC 8.50%, due 11/15/18	1,500,000	2,065,424
Corning, Inc. 6.625%, due 5/15/19	500,000	606,558
8.875%, due 8/15/21	1,789,000	2,494,333
Crown Castle International Corp. 7.125%, due 11/1/19	243,000	266,085
9.00%, due 1/15/15	1,000,000	1,105,000
Crown Castle Towers LLC 5.495%, due 1/15/37 (c)	3,578,000	3,950,523
Frontier Communications Corp. 8.25%, due 4/15/17	1,000,000	1,077,500
8.75%, due 4/15/22	3,720,000	3,906,000
GCI, Inc. 8.625%, due 11/15/19	1,187,000	1,305,700
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	801,000	857,070
7.625%, due 6/15/21	125,000	135,469
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	1,000,000	962,500
NII Capital Corp. 7.625%, due 4/1/21	500,000	465,000
SBA Telecommunications, Inc. 8.00%, due 8/15/16	56,000	59,990
8.25%, due 8/15/19	696,000	767,340
Sprint Capital Corp. 6.875%, due 11/15/28	430,000	321,425
8.75%, due 3/15/32	500,000	423,750
tw telecom holdings, Inc. 8.00%, due 3/1/18	960,000	1,051,200

		32,479,371

Textiles 0.7%
Cintas Corp. No 2 2.85%, due 6/1/16	5,480,000	5,713,782

Transportation 0.1%
Burlington Northern Santa Fe 5.65%, due 5/1/17	455,000	535,671
Kansas City Southern Railway 8.00%, due 6/1/15	175,000	182,438

		718,109

Total Corporate Bonds (Cost $366,439,150)		389,770,266

	Principal Amount	Value

Foreign Government Bond 0.0%‡
Venezuela 0.0%‡
Republic of Venezuela 6.00%, due 12/9/20	$169,000	$130,130

Total Foreign Government Bond (Cost $131,082)		130,130

Mortgage—Backed Securities 6.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.8%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.818%, due 4/10/49 (g)	2,560,000	2,905,546
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.469%, due 12/25/36 (b)(c)(e)	169,093	115,401
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	2,550,000	2,855,694
Series 2007-PW16, Class A4 5.905%, due 6/11/40 (g)	2,270,000	2,601,427
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (c)	1,340,000	1,425,317
Citigroup / Deutsche Bank Commercial Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	3,390,000	3,830,476
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.276%, due 12/10/49 (g)	1,300,000	1,505,842
Commercial Mortgage Loan Trust Series 2011-C1, Class A2 6.204%, due 12/10/49 (g)	3,426,000	3,894,396
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	2,470,000	2,862,327
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class A5 5.224%, due 4/10/37 (g)	2,960,000	3,212,216
Series 2004-GG1, Class A7 5.317%, due 6/10/36 (b)	3,275,000	3,484,571
♦GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, due 8/10/38 (g)	3,060,000	3,298,952
Series 2006-GG6, Class A4 5.553%, due 4/10/38 (b)	2,919,880	3,253,091
Series 2007-GG10, Class A4 5.98%, due 8/10/45 (g)	3,095,000	3,437,672

16	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage—Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LDPX, Class A3 5.42%, due 1/15/49	$3,565,000	$3,972,073
Series 2007-CB18, Class A4 5.44%, due 6/12/47	2,260,000	2,532,633
LB-UBS Commercial Mortgage Trust Series 2007-C6, Class A4 5.858%, due 7/15/40 (b)	1,680,000	1,906,284
Morgan Stanley Capital I Series 2007-IQ15, Class A4 6.076%, due 6/11/49 (g)	2,585,000	2,908,066
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.64%, due 2/25/42 (b)(c)(e)(f)	421,061	336,849
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (c)	160,000	178,823
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, Class A4 6.098%, due 2/15/51 (g)	3,065,000	3,432,205

Total Mortgage-Backed Securities (Cost $47,425,134)		53,949,861

U.S. Government & Federal Agencies 33.0%
Fannie Mae (Collateralized Mortgage Obligations) 0.0%‡
Series 1991-66, Class J 8.125%, due 6/25/21	705	815

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.1%
4.00%, due 1/1/41	4,256,982	4,571,683
4.00%, due 2/1/41	7,992,096	8,531,157
4.00%, due 1/1/42	22,463,038	24,046,419
4.50%, due 9/1/39	711,015	780,158
4.50%, due 1/1/40	6,311,842	6,876,333
4.50%, due 12/1/40	3,188,738	3,498,831
4.50%, due 5/1/41	3,700,605	3,995,714
4.50%, due 6/1/41	3,885,616	4,195,478
4.50%, due 8/1/41	3,370,709	3,663,737
5.00%, due 8/1/33	766,432	830,426
5.063%, due 6/1/35 (b)	260,103	275,265
5.50%, due 1/1/21	262,302	285,399
5.50%, due 2/1/33	266,141	292,225
5.50%, due 7/1/34	745,871	819,088
5.50%, due 4/1/37	58,284	63,641

	Principal Amount	Value

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.50%, due 5/1/37	$44,066	$48,116
5.50%, due 7/1/37	227,968	248,566
5.50%, due 1/1/38	278,949	309,470
6.00%, due 2/1/27	176,771	195,643
6.00%, due 3/1/36	370,340	410,803
6.50%, due 4/1/37	365,552	412,459

		64,350,611

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 16.7%
3.50%, due 2/1/41	14,563,873	15,139,317
3.50%, due 11/1/41	3,826,437	3,991,975
3.50%, due 1/1/42	2,956,781	3,088,392
3.50%, due 3/1/42	6,011,114	6,249,562
4.00%, due 9/1/31	4,449,113	4,766,894
4.00%, due 11/1/40	2,034,062	2,188,881
4.00%, due 2/1/41	457,837	491,111
4.00%, due 3/1/41	5,074,349	5,460,574
4.00%, due 10/1/41	6,847,065	7,368,217
4.00%, due 2/1/42	4,091,749	4,345,005
4.50%, due 4/1/18	132,483	142,927
4.50%, due 7/1/18	594,472	641,336
4.50%, due 11/1/18	811,647	875,632
4.50%, due 3/1/21 TBA (h)	16,270,000	17,469,912
4.50%, due 6/1/23	1,069,209	1,149,489
4.50%, due 6/1/39	2,770,105	3,021,308
4.50%, due 9/1/39	1,492,475	1,637,146
4.50%, due 7/1/41	7,463,701	8,140,536
5.00%, due 9/1/17	249,318	271,121
5.00%, due 9/1/20	136,065	148,091
5.00%, due 10/1/20	256,798	279,495
5.00%, due 12/1/20	507,998	552,897
5.00%, due 10/1/33	626,878	681,766
5.00%, due 6/1/35	7,166,040	7,793,489
5.00%, due 7/1/35	703,815	765,220
5.00%, due 1/1/36	906,974	986,104
5.00%, due 2/1/36	6,741,738	7,329,928
5.00%, due 5/1/36	2,487,487	2,704,510
5.00%, due 9/1/36	644,140	700,339
5.50%, due 2/1/17	190,051	207,917
5.50%, due 6/1/21	525,704	574,797
5.50%, due 6/1/33	3,815,612	4,206,265
5.50%, due 11/1/33	555,568	612,449
5.50%, due 12/1/33	416,864	459,543
5.50%, due 4/1/34	1,635,943	1,802,227
5.50%, due 5/1/34	1,456,724	1,605,867
5.50%, due 6/1/34	496,175	546,354
5.50%, due 3/1/35	730,840	804,752
5.50%, due 4/1/36	1,798,759	1,977,300
5.50%, due 12/1/36	572,505	626,647

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 1/1/37	$1,066,736	$1,194,286
5.50%, due 4/1/37	1,796,574	1,965,915
5.50%, due 7/1/37	1,096,936	1,228,097
5.50%, due 8/1/37	570,957	627,629
5.50%, due 9/1/37	19,908	21,784
6.00%, due 8/1/17	27,733	30,373
6.00%, due 1/1/33	195,299	218,926
6.00%, due 3/1/33	238,731	267,612
6.00%, due 8/1/34	8,810	9,857
6.00%, due 9/1/35	701,822	788,261
6.00%, due 6/1/36	416,259	461,544
6.00%, due 12/1/36	452,517	504,931
6.00%, due 4/1/37	276,884	304,756
6.00%, due 9/1/37	117,484	130,265
6.00%, due 10/1/37	1,348,608	1,484,682
6.00%, due 11/1/37	82,529	91,507
6.00%, due 1/1/38	14,101	15,604
6.00%, due 11/1/38	554,542	613,657
6.50%, due 6/1/31	56,693	64,952
6.50%, due 8/1/31	36,743	42,096
6.50%, due 10/1/31	30,203	34,603
6.50%, due 6/1/32	43,818	50,202
6.50%, due 6/1/36	24,335	27,500
6.50%, due 7/1/36	71,771	81,107
6.50%, due 8/1/36	13,275	15,001
6.50%, due 11/1/36	357,292	403,761
6.50%, due 2/1/37	104,742	118,364
6.50%, due 7/1/37	36,329	41,054
6.50%, due 8/1/37	143,771	162,469
6.50%, due 9/1/37	412,729	466,408
6.50%, due 3/1/38	203,814	230,321

		133,502,816

Freddie Mac (Collateralized Mortgage Obligations) 0.8%
Series 3104, Class QC 5.00%, due 9/15/31	2,175,323	2,212,729
Series 2690, Class PG 5.00%, due 4/15/32	1,250,000	1,315,089
Series 2734, Class PG 5.00%, due 7/15/32	1,475,632	1,541,306
Series 3113, Class QD 5.00%, due 6/15/34	1,565,000	1,676,092

		6,745,216

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 2.3%
4.00%, due 11/20/40	1,140,617	1,237,770
5.50%, due 2/1/36 TBA (h)	2,560,000	2,855,600
6.00%, due 2/15/29	30,214	34,283

	Principal Amount	Value

♦Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 4/15/29	$146,708	$166,428
6.00%, due 8/15/32	321,423	366,014
6.00%, due 11/1/35 TBA (h)	6,020,000	6,785,669
6.50%, due 7/15/28	33,952	39,413
6.50%, due 5/15/29	18,602	21,620
6.50%, due 12/1/32 TBA (h)	6,030,000	6,924,371
12.50%, due 1/15/14	225	227

		18,431,395

♦United States Treasury Bonds 4.8%
3.125%, due 11/15/41	17,645,000	17,700,141
3.75%, due 8/15/41	8,184,000	9,240,243
5.375%, due 2/15/31	6,950,000	9,706,106
6.25%, due 5/15/30	1,240,000	1,882,087

		38,528,577

United States Treasury Notes 0.2%
0.25%, due 2/15/15	140,000	139,530
1.25%, due 3/15/14	960,000	977,813
2.00%, due 2/15/22	255,000	256,912

		1,374,255

United States Treasury Strip Principal 0.1%
(zero coupon), due 8/15/23	820,000	634,097

Total U.S. Government & Federal Agencies (Cost $256,159,871)		263,567,782

Yankee Bonds 7.3% (j)
Auto Manufacturers 0.1%
Volvo Treasury AB 5.95%, due 4/1/15 (c)	1,130,000	1,242,037

Banks 0.7%
Lloyds TSB Bank PLC 4.375%, due 1/12/15 (c)	5,000,000	5,114,075
UBS A.G. 3.875%, due 1/15/15	215,000	223,077

		5,337,152

Chemicals 0.6%
NOVA Chemicals Corp. 8.625%, due 11/1/19	332,000	378,480
Rhodia S.A. 6.875%, due 9/15/20 (c)	3,880,000	4,297,100

		4,675,580

Diversified Financial Services 0.4%
Irish Life & Permanent Group Holdings PLC 3.60%, due 1/14/13 (c)	2,500,000	2,397,058
Smurfit Capital Funding PLC 7.50%, due 11/20/25	528,000	528,000

		2,925,058

18	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Yankee Bonds (continued)
Electric 0.5%
PPL WEM Holdings PLC 3.90%, due 5/1/16 (c)	$950,000	$998,006
SP PowerAssets, Ltd. 5.00%, due 10/22/13 (c)	305,000	320,082
Taqa Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (c)	185,000	206,275
TransAlta Corp. 6.65%, due 5/15/18	2,255,000	2,593,196

		4,117,559

Engineering & Construction 0.1%
BAA Funding, Ltd. 4.875%, due 7/15/23 (c)	900,000	935,109

Holding Company—Diversified 0.1%
EnCana Holdings Finance Corp. 5.80%, due 5/1/14	860,000	936,269

Insurance 0.1%
Fairfax Financial Holdings, Ltd. 7.75%, due 7/15/37	677,000	695,222
8.25%, due 10/1/15	438,000	495,365
8.30%, due 4/15/26	15,000	16,209

		1,206,796

Media 0.1%
Videotron Ltee 6.375%, due 12/15/15	542,000	555,550
9.125%, due 4/15/18	272,000	300,560

		856,110

Metal Fabricate & Hardware 0.2%
Schaeffler Finance B.V. 7.75%, due 2/15/17 (c)	790,000	837,400
8.50%, due 2/15/19 (c)	525,000	563,063

		1,400,463

Mining 0.9%
Anglo American Capital PLC 9.375%, due 4/8/19 (c)	4,880,000	6,465,966
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	845,000	895,396

		7,361,362

Miscellaneous—Manufacturing 0.5%
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (c)	265,000	330,788
Tyco Electronics Group S.A. 6.55%, due 10/1/17	2,945,000	3,518,557

		3,849,345

	Principal Amount	Value

Oil & Gas 1.7%
CNOOC Finance 2011, Ltd. 4.25%, due 1/26/21 (c)	$5,490,000	$5,723,138
ENI S.p.A. 4.15%, due 10/1/20 (c)	2,900,000	2,892,776
Gaz Capital S.A. 8.125%, due 7/31/14 (c)	3,085,000	3,420,525
Gazprom International S.A. 7.201%, due 2/1/20 (c)	162,899	179,155
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, due 8/14/19 (c)	585,000	723,352
TNK-BP Finance S.A. 7.50%, due 7/18/16 (c)	285,000	320,269

		13,259,215

Telecommunications 1.3%
Inmarsat Finance PLC 7.375%, due 12/1/17 (c)	1,111,000	1,194,325
Qtel International Finance, Ltd. 6.50%, due 6/10/14 (c)	1,500,000	1,635,000
Sable International Finance, Ltd. 7.75%, due 2/15/17 (c)	730,000	755,550
Telecom Italia Capital S.A. 6.175%, due 6/18/14	5,185,000	5,352,475
Virgin Media Finance PLC 8.375%, due 10/15/19	280,000	314,300
9.50%, due 8/15/16	120,000	134,400
Virgin Media Secured Finance PLC 6.50%, due 1/15/18	960,000	1,046,400

		10,432,450

Total Yankee Bonds (Cost $55,916,814)		58,534,505

Total Long-Term Bonds (Cost $727,071,575)		767,107,315

	Number of Warrants

Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/18/39 (d)(e)(f)(j)	1	0	(k)
Unsecured Debt Expires 12/18/16 (d)(e)(f)(j)	1	0	(k)

Total Warrants (Cost $4)		0	(k)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 8.3%
Repurchase Agreement 8.3%
State Street Bank and Trust Co. 0.01%, dated 4/30/12 due 5/1/12 Proceeds at Maturity $66,110,705 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.855% and a maturity date of 11/25/14, with a Principal Amount of $67,165,000 and a Market Value of $67,437,757)	$66,110,687	$66,110,687

Total Short-Term Investment (Cost $66,110,687)		66,110,687

Total Investments (Cost $793,182,266) (n)	104.3%	833,218,002
Other Assets, Less Liabilities	(4.3)	(33,976,232)
Net Assets	100.0%	$799,241,770

	Contracts Long	Unrealized Appreciation (Depreciation) (l)

Futures Contracts (0.0%)‡(m)
United States Treasury Bonds June 2012 (30 Year)	55	$18,216
United States Treasury Ultra Long-Term Bonds June 2012 (30 Year)	25	(17,445)

Total Futures Contracts Long (Settlement Value $11,803,438)		$771

	Contracts Short

United States Treasury Notes June 2012 (5 Year)	(490)	$(215,600)
June 2012 (10 Year)	(147)	(137,032)

Total Futures Contracts Short (Settlement Value $80,105,813)		$(352,632)

Total Futures Contracts (Settlement Value $68,302,375)		$(351,861)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).

‡	Less than one-tenth of a percent.

(a)	Subprime mortgage investment and other asset-backed securities. The total market value of this security as of April 30, 2012 is $52,599, which represents less than one-tenth of a percent of the Fund’s net assets.

(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2012.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(d)	Non-income producing security.

(e)	Illiquid security. The total market value of these securities as of April 30, 2012 is $452,490, which represents 0.1% of the Fund’s net assets.

(f)	Fair valued security. The total market value of these securities as of April 30, 2012 is $2,519,056, which represents 0.3% of the Fund’s net assets.

(g)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of April 30, 2012.

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of April 30, 2012 is $34,035,552, which represents 4.3% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(i)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(j)	Restricted security.

(k)	Less than one dollar.

(l)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2012.

(m)	As of April 30, 2012, cash in the amount of $298,025 is on deposit with the broker for futures transactions.

(n)	As of April 30, 2012, cost is $794,776,951 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$41,615,434
Gross unrealized depreciation	(3,174,383)

Net unrealized appreciation	$38,441,051

20	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$868,346	$—		$868,346
Convertible Bonds	—	286,425	—		286,425
Corporate Bonds (b)	—	387,588,059	2,182,207		389,770,266
Foreign Government Bond	—	130,130	—		130,130
Mortgage-Backed Securities (c)	—	53,613,012	336,849		53,949,861
U.S. Government & Federal Agencies	—	263,567,782	—		263,567,782
Yankee Bonds	—	58,534,505	—		58,534,505

Total Long-Term Bonds	—	764,588,259	2,519,056		767,107,315

Warrants (d)	—	—	0	(d)	0	(d)
Short-Term Investment
Repurchase Agreement	—	66,110,687	—		66,110,687

Total Investments in Securities	—	830,698,946	2,519,056		833,218,002

Other Financial Instruments
Futures Contracts Long (e)	18,216	—	—		18,216

Total Investments in Securities and Other Financial Instruments	$18,216	$830,698,946	$2,519,056		$833,236,218

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (e)	$(17,445)	$—	$—	$(17,445)
Futures Contracts Short (e)	(352,632)	—	—	(352,632)

Total Other Financial Instruments	$(370,077)	$—	$—	$(370,077)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $240, $2,086,820 and $95,147 are Commercial Services, Oil & Gas and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $336,849 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgaged-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 securities valued less than one dollar is held in Media within the Warrants section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments††† April 30, 2012 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2012		Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2012 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$240		$—	$—	$—	$—	$—		$—	$—	$240		$—
Oil & Gas	3,489,288		(6,973)	(35,961)	31,357	—	(1,390,891)		—	—	2,086,820		15,424
Retail	92,707		(52)	(53)	4,661	—	(2,116	)(b)	—	—	95,147		4,697
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	381,330		—	—	(41,842)	—	(2,639	)(b)	—	—	336,849		(42,106)
Warrants
Media	0	(c)	—	—	—	—	—		—	—	0	(c)	—

Total	$3,963,565		$(7,025)	$(36,014)	$(5,824)	$—	$(1,395,646)		$—	$—	$2,519,056		$(21,985)

(a)	Included in “change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.
(b)	Sales include principal reductions.
(c)	Less than one dollar.

22	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in securities, at value (identified cost $793,182,266)	$833,218,002
Cash collateral on deposit at broker	298,025
Cash	35,235
Receivables:
Interest	7,609,654
Investment securities sold	983,059
Fund shares sold	945,572
Other assets	49,434

Total assets	843,138,981

Liabilities
Payables:
Investment securities purchased	42,817,339
Fund shares redeemed	337,165
Manager (See Note 3)	303,150
Transfer agent (See Note 3)	119,049
Professional fees	63,192
NYLIFE Distributors (See Note 3)	44,967
Shareholder communication	32,860
Variation margin on futures contracts	21,188
Custodian	3,493
Trustees	1,579
Dividend payable	153,229

Total liabilities	43,897,211

Net assets	$799,241,770

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$73,766
Additional paid-in capital	762,745,154

762,818,920
Distributions in excess of net investment income	(113,942)
Accumulated net realized gain (loss) on investments and futures transactions	(3,147,083)
Net unrealized appreciation (depreciation) on investments and futures contracts	39,683,875

Net assets	$799,241,770

Investor Class
Net assets applicable to outstanding shares	$6,952,963

Shares of beneficial interest outstanding	639,016

Net asset value per share outstanding	$10.88
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.39

Class A
Net assets applicable to outstanding shares	$54,000,192

Shares of beneficial interest outstanding	4,987,088

Net asset value per share outstanding	$10.83
Maximum sales charge (4.50% of offering price)	0.51

Maximum offering price per share outstanding	$11.34

Class B
Net assets applicable to outstanding shares	$8,425,490

Shares of beneficial interest outstanding	777,315

Net asset value and offering price per share outstanding	$10.84

Class C
Net assets applicable to outstanding shares	$31,815,031

Shares of beneficial interest outstanding	2,931,828

Net asset value and offering price per share outstanding	$10.85

Class I
Net assets applicable to outstanding shares	$698,048,094

Shares of beneficial interest outstanding	64,430,910

Net asset value and offering price per share outstanding	$10.83

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Interest	$14,751,482

Expenses
Manager (See Note 3)	2,069,977
Transfer agent (See Note 3)	378,554
Distribution/Service—Investor Class (See Note 3)	8,142
Distribution/Service—Class A (See Note 3)	66,158
Distribution/Service—Class B (See Note 3)	41,451
Distribution/Service—Class C (See Note 3)	144,929
Professional fees	50,787
Registration	39,492
Shareholder communication	24,033
Custodian	13,911
Trustees	9,890
Miscellaneous	14,636

Total expenses before waiver/reimbursement	2,861,960
Expense waiver/reimbursement from Manager (See Note 3)	(461,142)

Net expenses	2,400,818

Net investment income (loss)	12,350,664

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	(1,290,456)
Futures transactions	(10,413)

Net realized gain (loss) on investments and futures transactions	(1,300,869)

Net change in unrealized appreciation (depreciation) on:
Investments	15,363,204
Futures contracts	(602,668)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	14,760,536

Net realized and unrealized gain (loss) on investments and futures transactions	13,459,667

Net increase (decrease) in net assets resulting from operations	$25,810,331

24	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,350,664	$22,028,424
Net realized gain (loss) on investments and futures transactions	(1,300,869)	10,965,743
Net change in unrealized appreciation (depreciation) on investments and futures contracts	14,760,536	(5,769,461)

Net increase (decrease) in net assets resulting from operations	25,810,331	27,224,706

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(111,380)	(196,760)
Class A	(923,524)	(1,574,139)
Class B	(109,296)	(242,220)
Class C	(384,756)	(720,180)
Class I	(11,475,523)	(21,870,061)

	(13,004,479)	(24,603,360)

From net realized gain on investments:
Investor Class	(119,735)	(35,958)
Class A	(939,806)	(264,034)
Class B	(158,297)	(58,238)
Class C	(528,535)	(166,355)
Class I	(10,338,806)	(3,659,553)

	(12,085,179)	(4,184,138)

Total dividends and distributions to shareholders	(25,089,658)	(28,787,498)

Capital share transactions:
Net proceeds from sale of shares	209,474,312	224,977,290
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	23,198,110	26,454,150
Cost of shares redeemed	(55,897,049)	(185,597,415)

Increase (decrease) in net assets derived from capital share transactions	176,775,373	65,834,025

Net increase (decrease) in net assets	177,496,046	64,271,233

Net Assets
Beginning of period	621,745,724	557,474,491

End of period	$799,241,770	$621,745,724

Undistributed (distributions in excess of) net investment income at end of period	$(113,942)	$539,873

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,						February 28, 2008** through October 31,
	2012*		2011		2010		2009		2008
Net asset value at beginning of period	$10.90		$10.94		$10.37		$9.39		$9.92

Net investment income (loss)	0.17		0.38		0.35		0.30		0.25
Net realized and unrealized gain (loss) on investments	0.19		0.09		0.61		0.96		(0.54)
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		(0.01)		0.01		—

Total from investment operations	0.36		0.47		0.95		1.27		(0.29)

Less dividends and distributions:
From net investment income	(0.18)		(0.43)		(0.36)		(0.29)		(0.24)
From net realized gain on investments	(0.20)		(0.08)		(0.02)		—		—

Total dividends and distributions	(0.38)		(0.51)		(0.38)		(0.29)		(0.24)

Net asset value at end of period	$10.88		$10.90		$10.94		$10.37		$9.39

Total investment return (a)	3.46	%(b)	4.51%		9.33%		13.72%		(2.98	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.22	%††	3.55%		3.38%		3.03%		3.73	% ††
Net expenses	1.00	%††	1.03%		1.07%		1.17%		1.20	% ††
Expenses (before waiver/reimbursement)	1.09	%††	1.13%		1.17%		1.25%		1.34	% ††
Portfolio turnover rate	31	%(c)	104	%(c)	185	%(c)	246	%(c)	114	% (c)
Net assets at end of period (in 000’s)	$6,953		$6,013		$4,608		$2,743		$1,727

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 65%, 79%, 130%, and 92% for the six months ended April 30, 2012 and for years ended October 31, 2011, 2010, 2009, 2008, respectively.

26	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008		2007
Net asset value at beginning of period	$10.85		$10.89		$10.32		$9.35		$9.73		$9.74

Net investment income (loss)	0.18		0.39		0.36		0.34		0.43		0.43
Net realized and unrealized gain (loss) on investments	0.19		0.09		0.61		0.93		(0.41)		0.01
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		(0.01)		0.01		—		0.00 ‡

Total from investment operations	0.37		0.48		0.96		1.28		0.02		0.44

Less dividends and distributions:
From net investment income	(0.19)		(0.44)		(0.37)		(0.31)		(0.40)		(0.45)
From net realized gain on investments	(0.20)		(0.08)		(0.02)		—		—		—

Total dividends and distributions	(0.39)		(0.52)		(0.39)		(0.31)		(0.40)		(0.45)

Net asset value at end of period	$10.83		$10.85		$10.89		$10.32		$9.35		$9.73

Total investment return (a)	3.53	%(b)	4.63%		9.48%		13.89%		0.07%		4.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.33	%††	3.62%		3.47%		3.20%		4.02%		4.35%
Net expenses	0.90	%††	0.93%		0.96%		1.00%		1.03%		1.10%
Expenses (before waiver/reimbursement)	0.99	%††	1.03%		1.06%		1.08%		1.16%		1.38%
Portfolio turnover rate	31	%(c)	104	%(c)	185	%(c)	246	%(c)	114	%(c)	70%
Net assets at end of period (in 000’s)	$54,000		$47,432		$35,837		$33,134		$16,211		$10,821

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 65%, 79%, 130%, and 92% for the six months ended April 30, 2012 and for years ended October 31, 2011, 2010, 2009, 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008		2007
Net asset value at beginning of period	$10.86		$10.90		$10.33		$9.36		$9.74		$9.76

Net investment income (loss)	0.13		0.30		0.27		0.23		0.30		0.35
Net realized and unrealized gain (loss) on investments	0.19		0.09		0.61		0.95		(0.37)		0.01
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		(0.01)		0.01		—		0.00 ‡

Total from investment operations	0.32		0.39		0.87		1.19		(0.07)		0.36

Less dividends and distributions:
From net investment income	(0.14)		(0.35)		(0.28)		(0.22)		(0.31)		(0.38)
From net realized gain on investments	(0.20)		(0.08)		(0.02)		—		—		—

Total dividends and distributions	(0.34)		(0.43)		(0.30)		(0.22)		(0.31)		(0.38)

Net asset value at end of period	$10.84		$10.86		$10.90		$10.33		$9.36		$9.74

Total investment return (a)	3.09	%(b)	3.74%		8.55%		12.82%		(0.79%)		3.75%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47	%††	2.81%		2.62%		2.29%		3.13%		3.60%
Net expenses	1.75	%††	1.78%		1.81%		1.92%		1.91%		1.85%
Expenses (before waiver/reimbursement)	1.84	%††	1.88%		1.91%		2.00%		2.08%		2.13%
Portfolio turnover rate	31	%(c)	104	%(c)	185	%(c)	246	%(c)	114	%(c)	70%
Net assets at end of period (in 000’s)	$8,425		$7,815		$7,797		$6,065		$4,580		$2,968

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 65%, 79%, 130%, and 92% for the six months ended April 30, 2012 and for years ended October 31, 2011, 2010, 2009, 2008, respectively.

28	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008		2007
Net asset value at beginning of period	$10.87		$10.91		$10.34		$9.37		$9.75		$9.76

Net investment income (loss)	0.13		0.30		0.27		0.23		0.30		0.35
Net realized and unrealized gain (loss) on investments	0.19		0.09		0.61		0.95		(0.37)		0.02
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		(0.01)		0.01		—		0.00 ‡

Total from investment operations	0.32		0.39		0.87		1.19		(0.07)		0.37

Less dividends and distributions:
From net investment income	(0.14)		(0.35)		(0.28)		(0.22)		(0.31)		(0.38)
From net realized gain on investments	(0.20)		(0.08)		(0.02)		—		—		—

Total dividends and distributions	(0.34)		(0.43)		(0.30)		(0.22)		(0.31)		(0.38)

Net asset value at end of period	$10.85		$10.87		$10.91		$10.34		$9.37		$9.75

Total investment return (a)	3.09	%(b)	3.74%		8.54%		12.92%		(0.89%)		3.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.47	%††	2.80%		2.63%		2.27%		3.11%		3.60%
Net expenses	1.75	%††	1.78%		1.81%		1.92%		1.92%		1.85%
Expenses (before waiver/reimbursement)	1.84	%††	1.88%		1.91%		2.00%		2.08%		2.13%
Portfolio turnover rate	31	%(c)	104	%(c)	185	%(c)	246	%(c)	114	%(c)	70%
Net assets at end of period (in 000’s)	$31,815		$27,052		$22,850		$16,747		$7,106		$2,689

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 65%, 79%, 130%, and 92% for the six months ended April 30, 2012 and for years ended October 31, 2011, 2010, 2009, 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000		0000000000000		0000000000000		0000000000000		0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011		2010		2009		2008		2007
Net asset value at beginning of period	$10.85		$10.89		$10.32		$9.35		$9.73		$9.75

Net investment income (loss)	0.19		0.43		0.41		0.34		0.43		0.46
Net realized and unrealized gain (loss) on investments	0.19		0.09		0.60		0.96		(0.38)		0.01
Net realized and unrealized gain (loss) on foreign currency transactions	—		—		(0.01)		0.01		—		0.00 ‡

Total from investment operations	0.38		0.52		1.00		1.31		0.05		0.47

Less dividends and distributions:
From net investment income	(0.20)		(0.48)		(0.41)		(0.34)		(0.43)		(0.49)
From net realized gain on investments	(0.20)		(0.08)		(0.02)		—		—		—

Total dividends and distributions	(0.40)		(0.56)		(0.43)		(0.34)		(0.43)		(0.49)

Net asset value at end of period	$10.83		$10.85		$10.89		$10.32		$9.35		$9.73

Total investment return (a)	3.68	%(b)	4.97%		9.88%		14.22%		0.39%		4.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.62	%††	3.98%		3.84%		3.50%		4.35%		4.75%
Net expenses	0.60	%††	0.60%		0.59%		0.66%		0.70%		0.70%
Expenses (before waiver/reimbursement)	0.74	%††	0.78%		0.81%		0.83%		0.78%		0.74%
Portfolio turnover rate	31	%(c)	104	%(c)	185	%(c)	246	%(c)	114	%(c)	70%
Net assets at end of period (in 000’s)	$698,048		$533,433		$486,383		$516,522		$133,090		$140,221

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(b)	Total investment return is not annualized.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 16%, 65%, 79%, 130%, and 92% for the six months ended April 30, 2012 and for years ended October 31, 2011, 2010, 2009, 2008, respectively.

30	MainStay Intermediate Term Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009, and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Intermediate Term Bond Fund (the “Fund”), a diversified fund. The Fund is the successor of the MainStay Intermediate Term Bond Fund, a series of Eclipse Funds Inc. (the “Predecessor Fund”). The reorganization of the Predecessor Fund with and into the Fund occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the Predecessor Fund.

The Fund currently offers five classes of shares. Class I shares commenced operations on January 2, 1991. Class A, Class B, and Class C shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return. Prior to February 28, 2012, the Fund’s investment objective was to seek to maximize total return, consistent with liquidity, moderate risk to principal and in debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Fund held securities with a value of $2,519,056 that were fair valued.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2012, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be

32	MainStay Intermediate Term Bond Fund

sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities.

Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of April 30, 2012, the Fund did not hold any foreign currency forward contracts.

(J)  Rights and Warrants.  A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. As of April 30, 2012, the Fund did not hold any rights.

(K)  Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of April 30, 2012.

(M)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (see Note 5).

(N)  Concentration of Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be

34	MainStay Intermediate Term Bond Fund

affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2012:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$0	(a)	$—	$0	(a)
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—		18,216	18,216

Total Fair Value		$0		$18,216	$18,216

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$(370,077)	$(370,077)

Total Fair Value		$—	$(370,077)	$(370,077)

(a)	Less than one dollar.

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2012:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(10,413)	$(10,413)

Total Realized Gain (Loss)		$—	$(10,413)	$(10,413)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(602,668)	$(602,668)

Total Change in Unrealized Appreciation (Depreciation)		$—	$(602,668)	$(602,668)

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants (2)	2	—	2
Futures Contracts Long (2)	—	80	80
Futures Contracts Short (2)	—	(530)	(530)

(1)	Amount disclosed represents the weighted average held during the six-month period ended April 30, 2012.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion. The Manager has contractually agreed to waive a portion of its management fee so that it does not exceed 0.50% up to $1 billion; and 0.475% in excess of $1 billion. This agreement may only be amended or terminated prior to that date by action of the Board of Trustees of the Fund. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.59% for the six-month period ended April 30, 2012.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.60% of its average daily net assets. This agreement will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Fund in the amount of $2,069,977 and waived its fees and/or reimbursed expenses in the amount of $461,142.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,917 and $34,539, respectively, for the six-month period ended April 30, 2012. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $1, $5,810 and $3,816, respectively, for the six-month period ended April 30, 2012.

(D)   Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent

36	MainStay Intermediate Term Bond Fund

expenses incurred by the Fund for the six-month period ended April 30, 2012, were as follows:

Investor Class	$6,725
Class A	27,007
Class B	8,554
Class C	29,936
Class I	306,332

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$2,920	0.0	%‡
Class C	1,415	0.0	‡
Class I	27,815,844	4.0

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

2011
Distributions paid from:
Ordinary Income	$25,740,320
Long-Term Capital Gain	3,047,178
Total	$28,787,498

Note 5–Restricted Securities

As of April 30, 2012, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Number of Warrants	Cost	4/30/12 Value		Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/39	12/20/10	$1	$–	$0	(a)	0.0	%‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	1	4	0	(a)	0.0	‡
Total			$4	$0	(a)	0.0%

‡	Less than one-tenth of a percent.
(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the six-month period ended April 30, 2012.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of U.S. government securities were $230,425 and $177,730, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $129,593 and $31,901, respectively.

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	178,598	$1,932,146
Shares issued to shareholders in reinvestment of dividends and distributions	21,327	228,486
Shares redeemed	(98,276)	(1,063,842)

Net increase (decrease) in shares outstanding before conversion	101,649	1,096,790
Shares converted into Investor Class (See Note 1)	39,836	430,150
Shares converted from Investor Class (See Note 1)	(54,110)	(580,602)

Net increase (decrease)	87,375	$946,338

Year ended October 31, 2011:
Shares sold	243,625	$2,629,632
Shares issued to shareholders in reinvestment of dividends and distributions	21,366	228,384
Shares redeemed	(137,618)	(1,475,977)

Net increase (decrease) in shares outstanding before conversion	127,373	1,382,039
Shares converted into Investor Class (See Note 1)	57,866	624,109
Shares converted from Investor Class (See Note 1)	(54,985)	(590,963)

Net increase (decrease)	130,254	$1,415,185

Class A	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	1,447,894	$15,586,039
Shares issued to shareholders in reinvestment of dividends and distributions	149,236	1,591,547
Shares redeemed	(1,057,004)	(11,403,903)

Net increase (decrease) in shares outstanding before conversion	540,126	5,773,683
Shares converted into Class A (See Note 1)	87,391	933,145
Shares converted from Class A (See Note 1)	(12,991)	(139,788)

Net increase (decrease)	614,526	$6,567,040

Year ended October 31, 2011:
Shares sold	3,274,959	$35,325,804
Shares issued to shareholders in reinvestment of dividends and distributions	141,171	1,503,158
Shares redeemed	(2,386,990)	(25,531,604)

Net increase (decrease) in shares outstanding before conversion	1,029,140	11,297,358
Shares converted into Class A (See Note 1)	80,640	861,787
Shares converted from Class A (See Note 1)	(29,355)	(315,224)

Net increase (decrease)	1,080,425	$11,843,921

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	205,471	$2,214,645
Shares issued to shareholders in reinvestment of dividends and distributions	21,779	232,148
Shares redeemed	(109,667)	(1,182,151)

Net increase (decrease) in shares outstanding before conversion	117,583	1,264,642
Shares converted from Class B (See Note 1)	(59,997)	(642,905)

Net increase (decrease)	57,586	$621,737

Year ended October 31, 2011:
Shares sold	253,333	$2,726,704
Shares issued to shareholders in reinvestment of dividends and distributions	23,336	248,097
Shares redeemed	(218,469)	(2,337,789)

Net increase (decrease) in shares outstanding before conversion	58,200	637,012
Shares converted from Class B (See Note 1)	(54,126)	(579,709)

Net increase (decrease)	4,074	$57,303

Class C	Shares	Amount

Six-month period ended April 30, 2012:
Shares sold	736,986	$7,953,669
Shares issued to shareholders in reinvestment of dividends and distributions	56,095	598,738
Shares redeemed	(349,650)	(3,777,109)

Net increase (decrease)	443,431	$4,775,298

Year ended October 31, 2011:
Shares sold	1,164,715	$12,576,234
Shares issued to shareholders in reinvestment of dividends and distributions	52,907	563,260
Shares redeemed	(824,172)	(8,823,304)

Net increase (decrease)	393,450	$4,316,190

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	16,933,945	$181,787,813
Shares issued to shareholders in reinvestment of dividends and distributions	1,924,711	20,547,191
Shares redeemed	(3,571,426)	(38,470,044)

Net increase (decrease)	15,287,230	$163,864,960

Year ended October 31, 2011:
Shares sold	16,009,189	$171,718,916
Shares issued to shareholders in reinvestment of dividends and distributions	2,245,719	23,911,251
Shares redeemed	(13,772,540)	(147,428,741)

Net increase (decrease)	4,482,368	$48,201,426

38	MainStay Intermediate Term Bond Fund

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. On April 4, 2012, the Board approved the addition of Class R1 and Class R2 shares on the Fund with an expected launch date of June 29, 2012.

mainstayinvestments.com	39

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Intermediate Term Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be real-

ized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, extent and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and

40	MainStay Intermediate Term Bond Fund

managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including

MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

mainstayinvestments.com	41

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

42	MainStay Intermediate Term Bond Fund

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly

Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	43

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26531 MS119-12	MSIT10-06/12 NL0B4

MainStay Asset Allocation Funds

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

MainStay Conservative Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Growth Allocation Fund

This page intentionally left blank

Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Conservative Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.77 6.63%	–2.45 3.23%	3.18 4.35%	4.66 5.50%	1.39 1.39%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	0.75 6.61	–2.33 3.36	3.22 4.40	4.69 5.53	1.21 1.21
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	1.17 6.17	–2.60 2.37	3.22 3.57	4.72 4.72	2.14 2.14
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	5.17 6.17	1.47 2.46	3.57 3.57	4.71 4.71	2.14 2.14
Class I Shares	No Sales Charge		6.89	3.68	4.68	5.87	0.96

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	12.77%	4.76%	1.01%	4.62%
MSCI EAFE® Index[5]	2.44	–12.82	–4.72	3.10
Barclays U.S. Aggregate Bond Index[6]	2.44	7.54	6.37	5.79
Average Lipper Mixed-Asset Target Allocation Conservative Fund[7]	4.94	2.66	3.38	4.55

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation conservative fund is representative of funds that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Conservative Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Conservative Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value (Based on Actual Returns and Expenses)	Expenses Paid During	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses)	Expenses Paid During
Share Class	11/1/11	4/30/12	Period[1]	4/30/12	Period[1]

Investor Class Shares	$1,000.00	$1,066.30	$2.62	$1,022.30	$2.56

Class A Shares	$1,000.00	$1,066.10	$1.90	$1,023.00	$1.86

Class B Shares	$1,000.00	$1,061.70	$6.46	$1,018.60	$6.32

Class C Shares	$1,000.00	$1,061.70	$6.46	$1,018.60	$6.32

Class I Shares	$1,000.00	$1,068.90	$0.62	$1,024.30	$0.60

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.51% for Investor Class, 0.37% for Class A, 1.26% for Class B and Class C and 0.12% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	7

Investment Objectives of Underlying Funds as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8	MainStay Conservative Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Conservative Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Conservative Allocation Fund returned 6.63% for Investor Class shares, 6.61% for Class A shares and 6.17% for Class B and Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 6.89%. All share classes outperformed the 4.94% return of the average Lipper2 mixed-asset target allocation conservative fund for the six months ended April 30, 2012. Over the same period, all share classes underperformed the 12.77% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market Index. All share classes outperformed the 2.44% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 2.44% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Several significant factors contributed positively to the Fund’s relative performance, and all of them were related to the Fund’s procyclical posture. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities throughout much of the reporting period. This positioning made a positive contribution, as did a strong bias toward U.S. stocks over those that were traded in overseas markets. In the fixed-income portion of the Fund, holdings were meaningfully tilted away from government securities and toward lower-rated corporate instruments, a posture that also helped performance.

Strong results from several Underlying Funds also helped the Fund’s relative performance. Notable among them were MainStay International Equity Fund, MainStay ICAP Equity Fund, MainStay Epoch U.S. All Cap Fund and MainStay Flexible Bond

Opportunities Fund, all of which fared very well within their respective categories.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Encouraged by signs of strength in the domestic economy, the Fund emphasized equities from the beginning of the reporting period through mid-February, at which point we sought an allocation mix closer to the target allocations outlined in the Prospectus. We were concerned that investors were growing a bit too complacent and not properly pricing lingering risks.

Within equities, we pursued two basic themes. The first and more pronounced theme was a preference for Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Fund pursued was a slight bias toward Underlying Funds that invest in large-company stocks over Underlying Funds that invest in smaller-company stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital, and were better positioned to benefit from consumption growth in the developing world. Large-company stocks did outperform during this six-month reporting period, but not by a significant margin.

In the fixed-income side of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the S&P 500® Index.
4.	See footnote on page 6 for more information on the MSCI EAFE® Index.
5.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.

mainstayinvestments.com	9

invest in corporate bonds over those that invest in government-backed issues. This positioning is based on our continued belief that since corporations have significantly improved the quality of their balance sheets in the past few years, default rates are likely to remain subdued for the foreseeable future. This reasoning made the higher yields available on corporate bonds quite attractive when compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Among the more notable changes was a shift out of MainStay Indexed Bond Fund into MainStay Intermediate Term Bond Fund. This change reflected our effort to move away from Underlying Funds that invest in low-yielding government-backed securities to ones that invest in higher-yielding corporate issues. Within the fixed-income portion of the Fund, we also increased the Fund’s allocation to MainStay Floating Rate Fund to shorten the Fund’s duration, thereby reducing the Fund’s exposure to a potential rise in interest rates.

Within equities, the most notable adjustment was a reduction in holdings of MainStay Epoch U.S. All Cap Fund, MainStay U.S. Small Cap Fund and MainStay Epoch International Small Cap Fund with a commensurate rise in holdings of MainStay 130/30 Core Fund. These reallocations increased the Fund’s focus on Underlying Funds that invest in large-cap stocks over those that invest in small-cap stocks. The reallocations also strengthened the Fund’s focus on Underlying Funds that invest in U.S. issuers over those that invest in foreign issuers.

A new position in MainStay S&P 500 Index Fund was established to facilitate tactical trading into and out of equities on short notice.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

All Underlying Equity Funds in which the Fund invested generated positive total returns for the reporting period. Among these Underlying Funds, the highest total returns came from MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund. The Underlying Equity Fund positions with the lowest total returns were MainStay ICAP International Fund and MainStay 130/30 International Fund, both of which invest overseas.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The Fund’s strongest positive contributions tend to come from among its largest Underlying Fund positions. (Contributions take weightings and total returns into account.) MainStay MAP Fund, which on average was the Fund’s largest equity position during the reporting period, and MainStay Large Cap Growth Fund were the strongest contributors to the Fund’s performance.

The smallest contributions tend to come from some of the Fund’s smallest positions. During the reporting period, MainStay 130/30 International Fund and MainStay International Equity Fund provided the smallest contributions to overall performance in the equity portion of the Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

During the reporting period, a number of forces put downward pressure on interest rates. Among these were lingering concerns about the global economic recovery and widespread anxiety that the European sovereign debt crisis might reignite. Central banks pledged to maintain interest rates near zero through the end of 2014; and the Federal Reserve proceeded with operation twist, a program through which the Federal Reserve sold short-term U.S. Treasury securities and purchased longer-term U.S. Treasury notes and bonds. Any effects on interest rates were largely countered by evidence of a strengthening economy in the United States. The net result was that high-grade bonds generated modestly positive returns while lower-quality instruments fared somewhat better.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Underlying Fixed Income Funds with substantial allocations to equity-linked and credit-sensitive instruments provided the strongest performance during the reporting period. Underlying Fixed Income Funds with substantial allocations to cash and short-duration bonds posted the lowest returns.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

Although MainStay High Yield Opportunities Fund and MainStay Convertible Fund generated the highest total returns during the reporting period, the most significant contributions to the Fund’s overall performance came from substantially larger positions in MainStay Intermediate Term Bond Fund and MainStay Flexible Bond Opportunities Fund.

The smallest contributions to the Fund’s performance came from small positions in Underlying Funds that invest primarily in money market instruments and from MainStay Global High

10	MainStay Conservative Allocation Fund

Income Fund. When MainStay Cash Reserves Fund was liquidated, the Fund shifted assets from this Underlying Fund to MainStay Principal Preservation Fund. During the reporting period, all of the Underlying Fixed Income Funds in which the Fund invested provided positive total returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Affiliated Investment Companies 100.0%†
Equity Funds 40.1%
MainStay 130/30 Core Fund Class I (a)	3,465,700	$27,968,202
MainStay 130/30 International Fund Class I	321,267	2,094,661
MainStay Common Stock Fund Class I	1,836	23,063
MainStay Epoch International Small Cap Fund Class I	41,122	739,380
MainStay Epoch U.S. All Cap Fund Class I	515,190	12,864,299
MainStay ICAP Equity Fund Class I	385,206	15,057,689
MainStay ICAP International Fund Class I	111,281	3,148,148
MainStay ICAP Select Equity Fund Class I	55,475	2,064,227
MainStay International Equity Fund Class I	148,734	1,728,294
MainStay Large Cap Growth Fund Class I	2,449,803	20,088,386
MainStay MAP Fund Class I (a)	611,227	20,830,627
MainStay S&P 500 Index Fund Class I	152,954	4,957,226
MainStay U.S. Small Cap Fund Class I (b)	91,787	1,674,191

Total Equity Funds (Cost $100,426,287)		113,238,393

Fixed Income Funds 59.9%
MainStay Convertible Fund Class I	184,869	2,789,678
MainStay Flexible Bond Opportunities Fund Class I (a)	2,331,544	20,913,946
MainStay Floating Rate Fund Class I (a)	3,351,539	31,739,074
MainStay High Yield Corporate Bond Fund Class I	1,159,250	6,897,539
MainStay High Yield Opportunities Fund Class I	310,584	3,593,457
MainStay Indexed Bond Fund Class I (a)	2,906,940	33,284,463

	Shares	Value
Fixed Income Funds (continued)
MainStay Intermediate Term Bond Fund Class I (a)	5,865,794	$63,526,545
MainStay Principal Preservation Fund Class I	6,263,452	6,263,452

Total Fixed Income Funds (Cost $165,657,814)		169,008,154

Total Investments (Cost $266,084,101) (c)	100.0%	282,246,547
Other Assets, Less Liabilities	0.0 ‡	4,582
Net Assets	100.0%	$282,251,129

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2012, cost is $267,462,411 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$16,162,446
Gross unrealized depreciation	(1,378,310)

Net unrealized appreciation	$14,784,136

12	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$113,238,393	$—	$—	$113,238,393
Fixed Income Funds	169,008,154	—	—	169,008,154

Total Investments	$282,246,547	$—	$—	$282,246,547

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $266,084,101)	$282,246,547
Receivables:
Fund shares sold	454,765
Other assets	52,821

Total assets	282,754,133

Liabilities
Payables:
Fund shares redeemed	295,623
NYLIFE Distributors (See Note 3)	98,154
Transfer agent (See Note 3)	53,555
Shareholder communication	27,529
Professional fees	26,539
Custodian	909
Trustees	655
Manager (See Note 3)	40

Total liabilities	503,004

Net assets	$282,251,129

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,809
Additional paid-in capital	264,555,020

264,579,829
Distributions in excess of net investment income	(617,159)
Accumulated net realized gain (loss) on investments	2,126,013
Net unrealized appreciation (depreciation) on investments	16,162,446

Net assets	$282,251,129

Investor Class
Net assets applicable to outstanding shares	$46,311,237

Shares of beneficial interest outstanding	4,067,206

Net asset value per share outstanding	$11.39
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$12.05

Class A
Net assets applicable to outstanding shares	$154,164,356

Shares of beneficial interest outstanding	13,541,965

Net asset value per share outstanding	$11.38
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$12.04

Class B
Net assets applicable to outstanding shares	$35,427,438

Shares of beneficial interest outstanding	3,123,218

Net asset value and offering price per share outstanding	$11.34

Class C
Net assets applicable to outstanding shares	$35,497,133

Shares of beneficial interest outstanding	3,129,615

Net asset value and offering price per share outstanding	$11.34

Class I
Net assets applicable to outstanding shares	$10,850,965

Shares of beneficial interest outstanding	947,160

Net asset value and offering price per share outstanding	$11.46

14	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,769,257

Expenses
Distribution/Service—Investor Class (See Note 3)	53,985
Distribution/Service—Class A (See Note 3)	182,601
Distribution/Service—Class B (See Note 3)	170,255
Distribution/Service—Class C (See Note 3)	161,186
Transfer agent (See Note 3)	158,400
Registration	40,511
Shareholder communication	23,045
Professional fees	21,148
Trustees	3,776
Custodian	3,238
Miscellaneous	6,808

Total expenses before waiver/reimbursement	824,953
Expense waiver/reimbursement from Manager (See Note 3)	(18,158)

Net expenses	806,795

Net investment income (loss)	2,962,462

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,032,657)
Realized capital gain distributions from affiliated investment companies	4,537,106

Net realized gain (loss) on investments from affiliated investment companies	3,504,449

Net change in unrealized appreciation (depreciation) on investments	10,509,082

Net realized and unrealized gain (loss) on investments	14,013,531

Net increase (decrease) in net assets resulting from operations	$16,975,993

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,962,462	$4,956,423
Net realized gain (loss) on investments from affiliated investment companies transactions	3,504,449	17,341,532
Net change in unrealized appreciation (depreciation) on investments	10,509,082	(13,351,322)

Net increase (decrease) in net assets resulting from operations	16,975,993	8,946,633

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(650,765)	(971,532)
Class A	(2,342,555)	(3,612,245)
Class B	(390,043)	(592,973)
Class C	(369,912)	(531,492)
Class I	(161,483)	(206,554)

	(3,914,758)	(5,914,796)

From net realized gain on investments:
Investor Class	(428,222)	—
Class A	(1,490,048)	—
Class B	(342,898)	—
Class C	(320,881)	—
Class I	(93,798)	—

	(2,675,847)	—

Total dividends and distributions to shareholders	(6,590,605)	(5,914,796)

Capital share transactions:
Net proceeds from sale of shares	40,564,831	77,873,216
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,023,191	5,444,185
Cost of shares redeemed	(32,163,940)	(48,552,081)

Increase (decrease) in net assets derived from capital share transactions	14,424,082	34,765,320

Net increase (decrease) in net assets	24,809,470	37,797,157

Net Assets
Beginning of period	257,441,659	219,644,502

End of period	$282,251,129	$257,441,659

Undistributed (distributions in excess of) net investment income at end of period	$(617,159)	$335,137

16	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$10.96		$10.81	$9.90	$8.76	$10.69

Net investment income (loss) (a)	0.13		0.24	0.23	0.27	0.19
Net realized and unrealized gain (loss) on investments	0.58		0.20	0.91	1.25	(1.91)

Total from investment operations	0.71		0.44	1.14	1.52	(1.72)

Less dividends and distributions:
From net investment income	(0.17)		(0.29)	(0.23)	(0.27)	(0.21)
From net realized gain on investments	(0.11)		—	—	(0.11)	—

Total dividends and distributions	(0.28)		(0.29)	(0.23)	(0.38)	(0.21)

Net asset value at end of period	$11.39		$10.96	$10.81	$9.90	$8.76

Total investment return (b)	6.63	%(c)	4.06%	11.70%	18.01%	(16.36	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.34	%††	2.17%	2.26%	2.98%	2.72	% ††
Net expenses (d)	0.51	%††	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement) (d)	0.55	%††	0.57%	0.63%	0.74%	0.62	% ††
Portfolio turnover rate	31%		55%	32%	36%	35%
Net assets at end of period (in 000’s)	$46,311		$41,525	$34,979	$25,216	$17,140

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.95		$10.80	$9.90	$8.76	$11.47	$10.80

Net investment income (loss) (a)	0.14		0.25	0.24	0.27	0.30	0.34
Net realized and unrealized gain (loss) on investments	0.58		0.20	0.90	1.25	(2.39)	0.73

Total from investment operations	0.72		0.45	1.14	1.52	(2.09)	1.07

Less dividends and distributions:
From net investment income	(0.18)		(0.30)	(0.24)	(0.27)	(0.49)	(0.23)
From net realized gain on investments	(0.11)		—	—	(0.11)	(0.13)	(0.17)

Total dividends and distributions	(0.29)		(0.30)	(0.24)	(0.38)	(0.62)	(0.40)

Net asset value at end of period	$11.38		$10.95	$10.80	$9.90	$8.76	$11.47

Total investment return (b)	6.61	%(c)	4.28%	11.68%	18.05%	(19.14%)	10.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.46	%††	2.27%	2.35%	3.06%	2.91%	3.12%
Net expenses (d)	0.37	%††	0.39%	0.42%	0.47%	0.49%	0.48%
Portfolio turnover rate	31%		55%	32%	36%	35%	10%
Net assets at end of period (in 000’s)	$154,164		$143,520	$121,439	$94,643	$84,434	$80,018

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.92		$10.76	$9.86	$8.73	$11.42	$10.78

Net investment income (loss) (a)	0.09		0.15	0.16	0.20	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.57		0.21	0.90	1.24	(2.39)	0.73

Total from investment operations	0.66		0.36	1.06	1.44	(2.17)	0.99

Less dividends and distributions:
From net investment income	(0.13)		(0.20)	(0.16)	(0.20)	(0.39)	(0.18)
From net realized gain on investments	(0.11)		—	—	(0.11)	(0.13)	(0.17)

Total dividends and distributions	(0.24)		(0.20)	(0.16)	(0.31)	(0.52)	(0.35)

Net asset value at end of period	$11.34		$10.92	$10.76	$9.86	$8.73	$11.42

Total investment return (b)	6.17	%(c)	3.30%	10.92%	17.09%	(19.78%)	9.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60	%††	1.41%	1.51%	2.25%	2.11%	2.38%
Net expenses (d)	1.26	%††	1.25%	1.25%	1.25%	1.25%	1.23%
Expenses (before waiver/reimbursement) (d)	1.30	%††	1.32%	1.38%	1.48%	1.33%	1.23%
Portfolio turnover rate	31%		55%	32%	36%	35%	10%
Net assets at end of period (in 000’s)	$35,427		$33,580	$31,241	$27,417	$23,226	$20,919

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Conservative Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.92		$10.76	$9.86	$8.73	$11.42	$10.78

Net investment income (loss) (a)	0.09		0.15	0.16	0.21	0.22	0.26
Net realized and unrealized gain (loss) on investments	0.57		0.21	0.90	1.23	(2.39)	0.73

Total from investment operations	0.66		0.36	1.06	1.44	(2.17)	0.99

Less dividends and distributions:
From net investment income	(0.13)		(0.20)	(0.16)	(0.20)	(0.39)	(0.18)
From net realized gain on investments	(0.11)		—	—	(0.11)	(0.13)	(0.17)

Total dividends and distributions	(0.24)		(0.20)	(0.16)	(0.31)	(0.52)	(0.35)

Net asset value at end of period	$11.34		$10.92	$10.76	$9.86	$8.73	$11.42

Total investment return (b)	6.17	%(c)	3.40%	10.82%	17.09%	(19.79%)	9.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58	%††	1.41%	1.51%	2.29%	2.12%	2.38%
Net expenses (d)	1.26	%††	1.25%	1.25%	1.25%	1.25%	1.23%
Expenses (before waiver/reimbursement) (d)	1.30	%††	1.32%	1.38%	1.48%	1.33%	1.23%
Portfolio turnover rate	31%		55%	32%	36%	35%	10%
Net assets at end of period (in 000’s)	$35,497		$30,224	$26,375	$21,498	$18,846	$17,628

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.02		$10.87	$9.95	$8.81	$11.54	$10.85

Net investment income (loss) (a)	0.15		0.28	0.27	0.30	0.33	0.36
Net realized and unrealized gain (loss) on investments	0.59		0.20	0.92	1.24	(2.41)	0.75

Total from investment operations	0.74		0.48	1.19	1.54	(2.08)	1.11

Less dividends and distributions:
From net investment income	(0.19)		(0.33)	(0.27)	(0.29)	(0.52)	(0.25)
From net realized gain on investments	(0.11)		—	—	(0.11)	(0.13)	(0.17)

Total dividends and distributions	(0.30)		(0.33)	(0.27)	(0.40)	(0.65)	(0.42)

Net asset value at end of period	$11.46		$11.02	$10.87	$9.95	$8.81	$11.54

Total investment return (b)	6.89	%(c)	4.42%	12.10%	18.23%	(18.90%)	10.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.75	%††	2.49%	2.58%	3.37%	3.16%	3.30%
Net expenses (d)	0.12	%††	0.14%	0.17%	0.22%	0.23%	0.25%
Expenses (before waiver/reimbursement) (d)	0.12	%††	0.14%	0.17%	0.22%	0.28%	0.35%
Portfolio turnover rate	31%		55%	32%	36%	35%	10%
Net assets at end of period (in 000’s)	$10,851		$8,593	$5,611	$1,041	$1,150	$1,108

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

MainStay Moderate Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.04 7.97%	–4.04 1.55%	1.90 3.06%	4.49 5.33%	1.50 1.50%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.17 8.12	–3.83 1.77	1.96 3.12	4.54 5.37	1.30 1.30
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2.62 7.62	–4.12 0.87	1.91 2.27	4.53 4.53	2.25 2.25
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.61 7.61	–0.13 0.87	2.25 2.25	4.53 4.53	2.25 2.25
Class I Shares	No Sales Charge		8.26	2.03	3.39	5.66	1.05

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Moderate Allocation Fund

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	12.77%	4.76%	1.01%	4.62%
MSCI EAFE® Index[5]	2.44	–12.82	–4.72	3.10
Barclays U.S. Aggregate Bond Index[6]	2.44	7.54	6.37	5.79
Average Lipper Mixed-Asset Target Allocation Moderate Fund[7]	6.78	1.13	2.18	4.59

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation moderate fund is representative of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	21

Cost in Dollars of a $1,000 Investment in MainStay Moderate Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,079.70	$2.64	$1,022.30	$2.56

Class A Shares	$1,000.00	$1,081.20	$1.86	$1,023.10	$1.81

Class B Shares	$1,000.00	$1,076.20	$6.50	$1,018.60	$6.32

Class C Shares	$1,000.00	$1,076.10	$6.50	$1,018.60	$6.32

Class I Shares	$1,000.00	$1,082.60	$0.57	$1,024.30	$0.55

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.51% for Investor Class, 0.36% for Class A, 1.26% for Class B and Class C and 0.11% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

22	MainStay Moderate Allocation Fund

Investment Objectives of Underlying Funds as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 27 for specific holdings within these categories.

mainstayinvestments.com	23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Moderate Allocation Fund returned 7.97% for Investor Class shares, 8.12% for Class A shares, 7.62% for Class B shares and 7.61% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 8.26%. All share classes outperformed the 6.78% return of the average Lipper2 mixed-asset target allocation moderate fund for the six months ended April 30, 2012. Over the same period, all share classes underperformed the 12.77% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market Index. All share classes outperformed the 2.44% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 2.44% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Several significant factors contributed positively to the Fund’s relative performance, and all of them were related to the Fund’s procyclical posture. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities throughout much of the reporting period. This positioning made a positive contribution, as did a strong bias toward U.S. stocks over those that were traded in overseas markets. In the fixed-income portion of the Fund, holdings were meaningfully tilted away from government securities and toward lower-rated corporate instruments, a posture that also helped performance.

Strong results from several Underlying Funds also helped the Fund’s relative performance. Notable among them were MainStay International Equity Fund, MainStay ICAP Equity Fund, MainStay Epoch U.S. All Cap Fund and MainStay Flexible Bond

Opportunities Fund, all of which fared very well within their respective categories.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Encouraged by signs of strength in the domestic economy, the Fund emphasized equities from the beginning of the reporting period through mid-February, at which point we sought an allocation mix closer to the target allocations outlined in the Prospectus. We were concerned that investors were growing a bit too complacent and not properly pricing lingering risks.

Within equities, we pursued two basic themes. The first and more pronounced theme was a preference for Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Fund pursued was a slight bias toward Underlying Funds that invest in large-company stocks over Underlying Funds that invest in smaller-company stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital, and were better positioned to benefit from consumption growth in the developing world. Large-company stocks did outperform during this six-month reporting period, but not by a significant margin.

In the fixed-income side of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 21 for more information on Lipper Inc.
3.	See footnote on page 21 for more information on the S&P 500® Index.
4.	See footnote on page 21 for more information on the MSCI EAFE® Index.
5.	See footnote on page 21 for more information on the Barclays U.S. Aggregate Bond Index.

24	MainStay Moderate Allocation Fund

backed issues. This positioning is based on our continued belief that since corporations have significantly improved the quality of their balance sheets in the past few years, default rates are likely to remain subdued for the foreseeable future. This reasoning made the higher yields available on corporate bonds quite attractive when compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Among the more notable changes was a shift out of MainStay Indexed Bond Fund into MainStay Intermediate Term Bond Fund. This change reflected our effort to move away from Underlying Funds that invest in low-yielding government-backed securities to ones that invest in higher-yielding corporate issues. Within the fixed-income portion of the Fund, we also increased the Fund’s allocation to MainStay Floating Rate Fund to shorten the Fund’s duration, thereby reducing the Fund’s exposure to a potential rise in interest rates.

Within equities, the most notable adjustment was a reduction in holdings of MainStay Epoch U.S. All Cap Fund, MainStay U.S. Small Cap Fund and MainStay Epoch International Small Cap Fund with a commensurate rise in holdings of MainStay 130/30 Core Fund. These reallocations increased the Fund’s focus on Underlying Funds that invest in large-cap stocks over those that invest in small-cap stocks. The reallocations also strengthened the Fund’s focus on Underlying Funds that invest in U.S. issuers over those that invest in foreign issuers.

A new position in MainStay S&P 500 Index Fund was established to facilitate tactical trading into and out of equities on short notice.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

All Underlying Equity Funds in which the Fund invested generated positive total returns for the reporting period. Among these Underlying Funds, the highest total returns came from MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund. The Underlying Equity Fund positions with the lowest total returns were MainStay ICAP International Fund and MainStay 130/30 International Fund, both of which invest overseas.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The Fund’s strongest positive contributions tend to come from among its largest Underlying Fund positions. (Contributions take weightings and total returns into account.) MainStay MAP Fund,

which on average was the Fund’s largest equity position during the reporting period, and MainStay Large Cap Growth Fund were the strongest contributors to the Fund’s performance.

The smallest contributions tend to come from some of the Fund’s smallest positions. During the reporting period, MainStay 130/30 International Fund and MainStay International Equity Fund provided the smallest contributions to overall performance in the equity portion of the Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

During the reporting period, a number of forces put downward pressure on interest rates. Among these were lingering concerns about the global economic recovery and widespread anxiety that the European sovereign debt crisis might reignite. Central banks pledged to maintain interest rates near zero through the end of 2014; and the Federal Reserve proceeded with operation twist, a program through which the Federal Reserve sold short-term U.S. Treasury securities and purchased longer-term U.S. Treasury notes and bonds. Any effects on interest rates were largely countered by evidence of a strengthening economy in the United States. The net result was that high-grade bonds generated modestly positive returns while lower-quality instruments fared somewhat better.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Underlying Fixed Income Funds with substantial allocations to equity-linked and credit-sensitive instruments provided the strongest performance during the reporting period. Underlying Fixed Income Funds with substantial allocations to cash and short-duration bonds posted the lowest returns.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

Although MainStay High Yield Opportunities Fund and MainStay Convertible Fund generated the highest total returns during the reporting period, the most significant contributions to the Fund’s overall performance came from substantially larger positions in MainStay Intermediate Term Bond Fund and MainStay Flexible Bond Opportunities Fund.

The smallest contributions to the Fund’s performance came from small positions in Underlying Funds that invest primarily in money market instruments and from MainStay Global High Income Fund. When MainStay Cash Reserves Fund was

mainstayinvestments.com	25

liquidated, the Fund shifted assets from this Underlying Fund to MainStay Principal Preservation Fund. During the reporting period, all of the Underlying Fixed Income Funds in which the Fund invested provided positive total returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

26	MainStay Moderate Allocation Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.1%†
Equity Funds 60.1%
MainStay 130/30 Core Fund Class I (a)	7,065,853	$57,021,437
MainStay 130/30 International Fund Class I (a)	1,711,199	11,157,015
MainStay Common Stock Fund Class I	26,373	331,248
MainStay Epoch Global Choice Fund Class I (a)	566,382	9,096,097
MainStay Epoch International Small Cap Fund Class I	224,256	4,032,131
MainStay Epoch U.S. All Cap Fund Class I (a)	1,225,380	30,597,738
MainStay ICAP Equity Fund Class I	843,601	32,976,379
MainStay ICAP International Fund Class I	377,072	10,667,372
MainStay ICAP Select Equity Fund Class I	128,160	4,768,820
MainStay International Equity Fund Class I	424,768	4,935,799
MainStay Large Cap Growth Fund Class I	5,148,042	42,213,947
MainStay MAP Fund Class I	1,468,081	50,032,196
MainStay S&P 500 Index Fund Class I	285,500	9,253,070
MainStay U.S. Small Cap Fund Class I (b)	373,061	6,804,637

Total Equity Funds (Cost $237,405,458)		273,887,886

Fixed Income Funds 40.0%
MainStay Convertible Fund Class I (a)	300,713	4,537,757
MainStay Flexible Bond Opportunities Fund Class I (a)	4,003,505	35,911,435
MainStay Floating Rate Fund Class I	4,021,565	38,084,223
MainStay High Yield Corporate Bond Fund Class I	1,405,067	8,360,148
MainStay High Yield Opportunities Fund Class I	268,909	3,111,274
MainStay Indexed Bond Fund Class I (a)	107,539	1,231,324

	Shares	Value
Fixed Income Funds (continued)
MainStay Intermediate Term Bond Fund Class I (a)	7,364,009	$79,752,218
MainStay Principal Preservation Fund Class I (a)	11,116,751	11,116,751

Total Fixed Income Funds (Cost $178,855,826)		182,105,130

Total Investments (Cost $416,261,284) (c)	100.1%	455,993,016
Other Assets, Less Liabilities	(0.1)	(486,730)
Net Assets	100.0%	$455,506,286

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2012, cost is $420,964,630 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$39,891,680
Gross unrealized depreciation	(4,863,294)

Net unrealized appreciation	$35,028,386

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$273,887,886	$—	$—	$273,887,886
Fixed Income Funds	182,105,130	—	—	182,105,130

Total Investments	$455,993,016	$—	$—	$455,993,016

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

28	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $416,261,284)	$455,993,016
Receivables:
Fund shares sold	669,127
Other assets	58,015

Total assets	456,720,158

Liabilities
Payables:
Fund shares redeemed	859,901
NYLIFE Distributors (See Note 3)	164,022
Transfer agent (See Note 3)	104,992
Shareholder communication	47,012
Professional fees	34,588
Trustees	1,040
Manager (See Note 3)	866
Custodian	489
Accrued expenses	962

Total liabilities	1,213,872

Net assets	$455,506,286

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,956
Additional paid-in capital	426,224,531

426,263,487
Undistributed net investment income	612,465
Accumulated net realized gain (loss) on investments	(11,101,398)
Net unrealized appreciation (depreciation) on investments	39,731,732

Net assets	$455,506,286

Investor Class
Net assets applicable to outstanding shares	$99,555,005

Shares of beneficial interest outstanding	8,493,294

Net asset value per share outstanding	$11.72
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.40

Class A
Net assets applicable to outstanding shares	$223,805,594

Shares of beneficial interest outstanding	19,095,846

Net asset value per share outstanding	$11.72
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.40

Class B
Net assets applicable to outstanding shares	$78,485,486

Shares of beneficial interest outstanding	6,759,689

Net asset value and offering price per share outstanding	$11.61

Class C
Net assets applicable to outstanding shares	$41,756,044

Shares of beneficial interest outstanding	3,595,557

Net asset value and offering price per share outstanding	$11.61

Class I
Net assets applicable to outstanding shares	$11,904,157

Shares of beneficial interest outstanding	1,011,489

Net asset value and offering price per share outstanding	$11.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$5,526,912
Interest	105

Total income	5,527,017

Expenses
Distribution/Service—Investor Class (See Note 3)	117,727
Distribution/Service—Class A (See Note 3)	266,464
Distribution/Service—Class B (See Note 3)	375,790
Distribution/Service—Class C (See Note 3)	200,429
Transfer agent (See Note 3)	310,092
Registration	41,325
Shareholder communication	36,330
Professional fees	26,938
Trustees	6,150
Custodian	3,240
Miscellaneous	9,568

Total expenses before waiver/reimbursement	1,394,053
Expense waiver/reimbursement from Manager (See Note 3)	(34,856)

Net expenses	1,359,197

Net investment income (loss)	4,167,820

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,253,389)
Realized capital gain distributions from affiliated investment companies	7,010,705

Net realized gain (loss) on investments from affiliated investment companies	5,757,316

Net change in unrealized appreciation (depreciation) on investments	23,579,138

Net realized and unrealized gain (loss) on investments	29,336,454

Net increase (decrease) in net assets resulting from operations	$33,504,274

30	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,167,820	$6,575,964
Net realized gain (loss) on investments from affiliated investment companies transactions	5,757,316	22,615,693
Net change in unrealized appreciation (depreciation) on investments	23,579,138	(15,086,763)

Net increase (decrease) in net assets resulting from operations	33,504,274	14,104,894

Dividends to shareholders:
From net investment income:
Investor Class	(1,681,533)	(1,540,632)
Class A	(4,127,097)	(4,491,728)
Class B	(811,147)	(919,966)
Class C	(434,349)	(459,470)
Class I	(221,938)	(193,133)

Total dividends to shareholders	(7,276,064)	(7,604,929)

Capital share transactions:
Net proceeds from sale of shares	45,195,678	93,276,848
Net asset value of shares issued to shareholders in reinvestment of dividends	6,951,889	7,234,880
Cost of shares redeemed	(43,588,767)	(94,887,608)

Increase (decrease) in net assets derived from capital share transactions	8,558,800	5,624,120

Net increase (decrease) in net assets	34,787,010	12,124,085

Net Assets
Beginning of period	420,719,276	408,595,191

End of period	$455,506,286	$420,719,276

Undistributed net investment income at end of period	$612,465	$3,720,709

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
			Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$11.06		$10.86	$9.84	$8.77	$11.12

Net investment income (loss) (a)	0.11		0.18	0.17	0.22	0.14
Net realized and unrealized gain (loss) on investments	0.76		0.23	1.03	1.22	(2.49)

Total from investment operations	0.87		0.41	1.20	1.44	(2.35)

Less dividends and distributions:
From net investment income	(0.21)		(0.21)	(0.18)	(0.26)	—
From net realized gain on investments	—		—	—	(0.11)	—

Total dividends and distributions	(0.21)		(0.21)	(0.18)	(0.37)	—

Net asset value at end of period	$11.72		$11.06	$10.86	$9.84	$8.77

Total investment return (b)	7.97	%(c)	3.73%	12.49%	17.12%	(21.13	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03	%††	1.65%	1.64%	2.48%	1.94	% ††
Net expenses (d)	0.51	%††	0.50%	0.50%	0.46%	0.45	% ††
Expenses (before waiver/reimbursement) (d)	0.55	%††	0.56%	0.60%	0.73%	0.61	% ††
Portfolio turnover rate	30%		60%	41%	35%	40%
Net assets at end of period (in 000’s)	$99,555		$90,248	$78,993	$63,454	$46,290

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

32	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.06		$10.87	$9.83	$8.76	$12.32	$11.34

Net investment income (loss)	0.12	(a)	0.20 (a)	0.18 (a)	0.22 (a)	0.24 (a)	0.27
Net realized and unrealized gain (loss) on investments	0.76		0.22	1.05	1.22	(3.29)	1.18

Total from investment operations	0.88		0.42	1.23	1.44	(3.05)	1.45

Less dividends and distributions:
From net investment income	(0.22)		(0.23)	(0.19)	(0.26)	(0.31)	(0.20)
From net realized gain on investments	—		—	—	(0.11)	(0.20)	(0.27)

Total dividends and distributions	(0.22)		(0.23)	(0.19)	(0.37)	(0.51)	(0.47)

Net asset value at end of period	$11.72		$11.06	$10.87	$9.83	$8.76	$12.32

Total investment return (b)	8.12	%(c)	3.85%	12.65%	17.14%	(25.78%)	13.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19	%††	1.79%	1.76%	2.56%	2.17%	2.27%
Net expenses (d)	0.36	%††	0.36%	0.38%	0.43%	0.46%	0.46%
Portfolio turnover rate	30%		60%	41%	35%	40%	10%
Net assets at end of period (in 000’s)	$223,806		$207,282	$210,071	$176,139	$146,133	$192,835

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.91		$10.72	$9.72	$8.65	$12.23	$11.30

Net investment income (loss)	0.07	(a)	0.10 (a)	0.09 (a)	0.15 (a)	0.15 (a)	0.18
Net realized and unrealized gain (loss) on investments	0.75		0.22	1.03	1.21	(3.27)	1.18

Total from investment operations	0.82		0.32	1.12	1.36	(3.12)	1.36

Less dividends and distributions:
From net investment income	(0.12)		(0.13)	(0.12)	(0.18)	(0.26)	(0.16)
From net realized gain on investments	—		—	—	(0.11)	(0.20)	(0.27)

Total dividends and distributions	(0.12)		(0.13)	(0.12)	(0.29)	(0.46)	(0.43)

Net asset value at end of period	$11.61		$10.91	$10.72	$9.72	$8.65	$12.23

Total investment return (b)	7.62	%(c)	2.94%	11.71%	16.34%	(26.41%)	12.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.30	%††	0.90%	0.89%	1.77%	1.38%	1.54%
Net expenses (d)	1.26	%††	1.25%	1.25%	1.21%	1.22%	1.21%
Expenses (before waiver/reimbursement) (d)	1.30	%††	1.31%	1.35%	1.49%	1.32%	1.21%
Portfolio turnover rate	30%		60%	41%	35%	40%	10%
Net assets at end of period (in 000’s)	$78,485		$73,686	$72,829	$67,726	$58,738	$63,929

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.91		$10.73	$9.72	$8.66	$12.23	$11.30

Net investment income (loss)	0.07	(a)	0.10 (a)	0.09 (a)	0.15 (a)	0.15 (a)	0.19
Net realized and unrealized gain (loss) on investments	0.75		0.22	1.04	1.20	(3.26)	1.17

Total from investment operations	0.82		0.32	1.13	1.35	(3.11)	1.36

Less dividends and distributions:
From net investment income	(0.12)		(0.14)	(0.12)	(0.18)	(0.26)	(0.16)
From net realized gain on investments	—		—	—	(0.11)	(0.20)	(0.27)

Total dividends and distributions	(0.12)		(0.14)	(0.12)	(0.29)	(0.46)	(0.43)

Net asset value at end of period	$11.61		$10.91	$10.73	$9.72	$8.66	$12.23

Total investment return (b)	7.61	%(c)	2.94%	11.69%	16.19%	(26.33%)	12.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29	%††	0.91%	0.90%	1.78%	1.39%	1.52%
Net expenses (d)	1.26	%††	1.25%	1.25%	1.21%	1.22%	1.21%
Expenses (before waiver/reimbursement) (d)	1.30	%††	1.31%	1.35%	1.49%	1.32%	1.21%
Portfolio turnover rate	30%		60%	41%	35%	40%	10%
Net assets at end of period (in 000’s)	$41,756		$39,531	$37,895	$33,043	$27,005	$31,191

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$11.12		$10.92	$9.87	$8.80	$12.37	$11.36

Net investment income (loss)	0.14	(a)	0.23 (a)	0.20 (a)	0.25 (a)	0.27 (a)	0.29
Net realized and unrealized gain (loss) on investments	0.76		0.22	1.06	1.21	(3.31)	1.20

Total from investment operations	0.90		0.45	1.26	1.46	(3.04)	1.49

Less dividends and distributions:
From net investment income	(0.25)		(0.25)	(0.21)	(0.28)	(0.33)	(0.21)
From net realized gain on investments	—		—	—	(0.11)	(0.20)	(0.27)

Total dividends and distributions	(0.25)		(0.25)	(0.21)	(0.39)	(0.53)	(0.48)

Net asset value at end of period	$11.77		$11.12	$10.92	$9.87	$8.80	$12.37

Total investment return (b)	8.26	%(c)	4.16%	12.94%	17.40%	(25.54%)	13.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.46	%††	2.05%	1.93%	2.81%	2.52%	2.66%
Net expenses (d)	0.11	%††	0.11%	0.13%	0.18%	0.19%	0.18%
Portfolio turnover rate	30%		60%	41%	35%	40%	10%
Net assets at end of period (in 000’s)	$11,904		$9,972	$8,806	$4,447	$5,358	$1,446

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

36	MainStay Moderate Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Moderate Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.07 9.07%	–6.05 –0.58%	0.41 1.55%	4.01 4.84%	1.66 1.66%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.20 9.20	–5.85 –0.37	0.48 1.62	4.06 4.89	1.46 1.46
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	3.62 8.62	–6.21 –1.29	0.42 0.79	4.05 4.05	2.41 2.41
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	7.62 8.62	–2.28 –1.30	0.79 0.79	4.05 4.05	2.41 2.41
Class I Shares	No Sales Charge		9.21	–0.20	1.87	5.20	1.21

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	37

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	12.77%	4.76%	1.01%	4.62%
MSCI EAFE® Index[5]	2.44	–12.82	–4.72	3.10
Barclays U.S. Aggregate Bond Index[6]	2.44	7.54	6.37	5.79
Average Lipper Mixed-Asset Target Allocation Growth Fund[7]	7.89	0.00	1.41	4.46

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

38	MainStay Moderate Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Moderate Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,090.70	$2.70	$1,022.30	$2.61

Class A Shares	$1,000.00	$1,092.00	$1.92	$1,023.00	$1.86

Class B Shares	$1,000.00	$1,086.20	$6.59	$1,018.50	$6.37

Class C Shares	$1,000.00	$1,086.20	$6.59	$1,018.50	$6.37

Class I Shares	$1,000.00	$1,092.10	$0.62	$1,024.30	$0.60

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.52% for Investor Class, 0.37% for Class A, 1.27% for Class B and Class C and 0.12% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	39

Investment Objectives of Underlying Funds as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 43 for specific holdings within these categories.

40	MainStay Moderate Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Moderate Growth Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Moderate Growth Allocation Fund returned 9.07% for Investor Class shares, 9.20% for Class A shares and 8.62% for Class B and Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 9.21%. All share classes outperformed the 7.89% return of the average Lipper2 mixed-asset target allocation growth fund for the six months ended April 30, 2012. Over the same period, all share classes underperformed the 12.77% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market Index. All share classes outperformed the 2.44% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 2.44% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 37 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Several significant factors contributed positively to the Fund’s relative performance, and all of them were related to the Fund’s procyclical posture. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities throughout much of the reporting period. This positioning made a positive contribution, as did a strong bias toward U.S. stocks over those that were traded in overseas markets. In the fixed-income portion of the Fund, holdings were meaningfully tilted away from government securities and toward lower-rated corporate instruments, a posture that also helped performance.

Strong results from several Underlying Funds also helped the Fund’s relative performance. Notable among them were MainStay International Equity Fund, MainStay ICAP Equity Fund, MainStay Epoch U.S. All Cap Fund and MainStay Flexible Bond Opportunities Fund, all of which fared very well within their respective categories.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Encouraged by signs of strength in the domestic economy, the Fund emphasized equities from the beginning of the reporting period through mid-February, at which point we sought an allocation mix closer to the target allocations outlined in the Prospectus. We were concerned that investors were growing a bit too complacent and not properly pricing lingering risks.

Within equities, we pursued two basic themes. The first and more pronounced theme was a preference for Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Fund pursued was a slight bias toward Underlying Funds that invest in large-company stocks over Underlying Funds that invest in smaller-company stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital, and were better positioned to benefit from consumption growth in the developing world. Large-company stocks did outperform during this six-month reporting period, but not by a significant margin.

In the fixed-income side of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning is based on our continued belief that since corporations have significantly improved the quality of their balance sheets in the past few years, default rates are

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 38 for more information on Lipper Inc.
3.	See footnote on page 38 for more information on the S&P 500® Index.
4.	See footnote on page 38 for more information on the MSCI EAFE® Index.
5.	See footnote on page 38 for more information on the Barclays U.S. Aggregate Bond Index.

mainstayinvestments.com	41

likely to remain subdued for the foreseeable future. This reasoning made the higher yields available on corporate bonds quite attractive when compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

Within the fixed-income portion of the Fund, we increased the Fund’s allocation to MainStay Floating Rate Fund to shorten the Fund’s duration, thereby reducing the Fund’s exposure to a potential rise in interest rates.

Within equities, the most notable adjustment was a reduction in holdings of MainStay Epoch U.S. All Cap Fund and a commensurate rise in holdings of MainStay ICAP Equity Fund. This reallocation increased the Fund’s focus on Underlying Funds that invest in large-cap stocks over those that invest in small- cap stocks. We shifted assets away from MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay Epoch International Small Cap Fund and directed them toward MainStay 130/30 Core Fund. These changes strengthened the Fund’s focus on Underlying Funds that invest in U.S. issuers over those that invest in foreign issuers.

A new position in MainStay S&P 500 Index Fund was established to facilitate tactical trading into and out of equities on short notice.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

All Underlying Equity Funds in which the Fund invested generated positive total returns for the reporting period. Among these Underlying Funds, the highest total returns came from MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund. The Underlying Equity Fund positions with the lowest total returns were MainStay ICAP International Fund and MainStay 130/30 International Fund, both of which invest overseas.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The Fund’s strongest positive contributions tend to come from among its largest Underlying Fund positions. (Contributions take weightings and total returns into account.) MainStay MAP Fund, which on average was the Fund’s largest equity position during the reporting period, and MainStay 130/30 Core Fund were the strongest contributors to the Fund’s performance.

The smallest contributions tend to come from some of the Fund’s smallest positions. During the reporting period, MainStay

Common Stock Fund and MainStay Epoch International Small Cap Fund provided the smallest contributions to overall performance in the equity portion of the Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

During the reporting period, a number of forces put downward pressure on interest rates. Among these were lingering concerns about the global economic recovery and widespread anxiety that the European sovereign debt crisis might reignite. Central banks pledged to maintain interest rates near zero through the end of 2014; and the Federal Reserve proceeded with operation twist, a program through which the Federal Reserve sold short-term U.S. Treasury securities and purchased longer-term U.S. Treasury notes and bonds. Any effects on interest rates were largely countered by evidence of a strengthening economy in the United States. The net result was that high-grade bonds generated modestly positive returns while lower-quality instruments fared somewhat better.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Underlying Fixed Income Funds with substantial allocations to equity-linked and credit-sensitive instruments provided the strongest performance during the reporting period. Underlying Fixed Income Funds with substantial allocations to cash and short-duration bonds posted the lowest returns.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

Although MainStay High Yield Opportunities Fund and MainStay Convertible Fund generated the highest total returns during the reporting period, the most significant contributions to the Fund’s overall performance came from substantially larger positions in MainStay Flexible Bond Opportunities Fund and MainStay Floating Rate Fund.

The smallest contributions to the Fund’s performance came from Underlying Funds that invest primarily in money market instruments and from MainStay Intermediate Term Bond Fund. When MainStay Cash Reserves Fund was liquidated, the Fund shifted assets from this Underlying Fund to MainStay Principal Preservation Fund. During the reporting period, all of the Underlying Fixed Income Funds in which the Fund invested provided positive total returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

42	MainStay Moderate Growth Allocation Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value
Affiliated Investment Companies 100.2%†
Equity Funds 80.2%
MainStay 130/30 Core Fund Class I (a)	7,418,408	$59,866,557
MainStay 130/30 International Fund Class I (a)	3,246,429	21,166,719
MainStay Common Stock Fund Class I	7,900	99,220
MainStay Epoch Global Choice Fund Class I (a)	541,294	8,693,178
MainStay Epoch International Small Cap Fund Class I	228,958	4,116,666
MainStay Epoch U.S. All Cap Fund Class I (a)	1,232,623	30,778,595
MainStay ICAP Equity Fund Class I	787,111	30,768,154
MainStay ICAP International Fund Class I	623,570	17,640,804
MainStay ICAP Select Equity Fund Class I	170,239	6,334,585
MainStay International Equity Fund Class I	672,572	7,815,289
MainStay Large Cap Growth Fund Class I	5,713,697	46,852,315
MainStay MAP Fund Class I (a)	1,873,825	63,859,966
MainStay S&P 500 Index Fund Class I	311,523	10,096,469
MainStay U.S. Small Cap Fund Class I (a)(b)	2,114,959	38,576,860

Total Equity Funds (Cost $304,540,060)		346,665,377

Fixed Income Funds 20.0%
MainStay Convertible Fund Class I	215,533	3,252,391
MainStay Flexible Bond Opportunities Fund Class I (a)	2,893,055	25,950,700
MainStay Floating Rate Fund Class I (a)	3,434,440	32,524,145
MainStay High Yield Corporate Bond Fund Class I	1,327,987	7,901,525
MainStay High Yield Opportunities Fund Class I	240,881	2,786,989

	Shares	Value
Fixed Income Funds (continued)
MainStay Intermediate Term Bond Fund Class I	546,626	$5,919,955
MainStay Principal Preservation Fund Class I (a)	8,150,918	8,150,918

Total Fixed Income Funds (Cost $84,322,352)		86,486,623

Total Investments (Cost $388,862,412) (c)	100.2%	433,152,000
Other Assets, Less Liabilities	(0.2)	(668,658)
Net Assets	100.0%	$432,483,342

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2012, cost is $394,446,755 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$44,546,460
Gross unrealized depreciation	(5,841,215)

Net unrealized appreciation	$38,705,245

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	43

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$346,665,377	$—	$—	$346,665,377
Fixed Income Funds	86,486,623	—	—	86,486,623

Total Investments	$433,152,000	$—	$—	$433,152,000

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

44	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $388,862,412)	$433,152,000
Receivables:
Fund shares sold	495,422
Manager (See Note 3)	3,737
Other assets	50,024

Total assets	433,701,183

Liabilities
Payables:
Fund shares redeemed	841,715
NYLIFE Distributors (See Note 3)	163,961
Transfer agent (See Note 3)	130,413
Shareholder communication	45,588
Professional fees	33,789
Trustees	944
Custodian	625
Accrued expenses	806

Total liabilities	1,217,841

Net assets	$432,483,342

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,199
Additional paid-in capital	419,105,874

419,143,073
Undistributed net investment income	310,064
Accumulated net realized gain (loss) on investments	(31,259,383)
Net unrealized appreciation (depreciation) on investments	44,289,588

Net assets	$432,483,342

Investor Class
Net assets applicable to outstanding shares	$130,904,756

Shares of beneficial interest outstanding	11,223,798

Net asset value per share outstanding	$11.66
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.34

Class A
Net assets applicable to outstanding shares	$175,982,685

Shares of beneficial interest outstanding	15,085,138

Net asset value per share outstanding	$11.67
Maximum sales charge (5.50% of offering price)	0.68

Maximum offering price per share outstanding	$12.35

Class B
Net assets applicable to outstanding shares	$95,692,369

Shares of beneficial interest outstanding	8,298,927

Net asset value and offering price per share outstanding	$11.53

Class C
Net assets applicable to outstanding shares	$28,503,364

Shares of beneficial interest outstanding	2,471,968

Net asset value and offering price per share outstanding	$11.53

Class I
Net assets applicable to outstanding shares	$1,400,168

Shares of beneficial interest outstanding	119,128

Net asset value and offering price per share outstanding	$11.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	45

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$4,325,368

Expenses
Distribution/Service—Investor Class (See Note 3)	157,222
Distribution/Service—Class A (See Note 3)	206,500
Distribution/Service—Class B (See Note 3)	460,735
Distribution/Service—Class C (See Note 3)	133,988
Transfer agent (See Note 3)	380,054
Registration	38,284
Shareholder communication	37,103
Professional fees	26,104
Trustees	5,821
Custodian	2,837
Miscellaneous	9,255

Total expenses before waiver/reimbursement	1,457,903
Expense waiver/reimbursement from Manager (See Note 3)	(68,909)

Net expenses	1,388,994

Net investment income (loss)	2,936,374

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(3,239,725)
Realized capital gain distributions from affiliated investment companies	6,750,739

Net realized gain (loss) on investments from affiliated investment companies	3,511,014

Net change in unrealized appreciation (depreciation) on investments	29,430,923

Net realized and unrealized gain (loss) on investments	32,941,937

Net increase (decrease) in net assets resulting from operations	$35,878,311

46	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,936,374	$3,837,680
Net realized gain (loss) on investments from affiliated investment companies transactions	3,511,014	15,527,589
Net change in unrealized appreciation (depreciation) on investments	29,430,923	(6,555,156)

Net increase (decrease) in net assets resulting from operations	35,878,311	12,810,113

Dividends to shareholders:
From net investment income:
Investor Class	(1,341,758)	(1,421,737)
Class A	(1,972,640)	(2,286,338)
Class B	(295,017)	(555,917)
Class C	(85,115)	(149,275)
Class I	(18,643)	(25,962)

Total dividends to shareholders	(3,713,173)	(4,439,229)

Capital share transactions:
Net proceeds from sale of shares	34,957,633	72,576,541
Net asset value of shares issued to shareholders in reinvestment of dividends	3,614,898	4,323,981
Cost of shares redeemed	(38,715,218)	(75,306,365)

Increase (decrease) in net assets derived from capital share transactions	(142,687)	1,594,157

Net increase (decrease) in net assets	32,022,451	9,965,041

Net Assets
Beginning of period	400,460,891	390,495,850

End of period	$432,483,342	$400,460,891

Undistributed net investment income at end of period	$310,064	$1,086,863

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$10.81		$10.58	$9.40	$8.36	$11.37

Net investment income (loss) (a)	0.09		0.12	0.11	0.17	0.15
Net realized and unrealized gain (loss) on investments	0.88		0.25	1.20	1.17	(3.16)

Total from investment operations	0.97		0.37	1.31	1.34	(3.01)

Less dividends and distributions:
From net investment income	(0.12)		(0.14)	(0.13)	(0.19)	—
From net realized gain on investments	—		—	—	(0.11)	—

Total dividends and distributions	(0.12)		(0.14)	(0.13)	(0.30)	—

Net asset value at end of period	$11.66		$10.81	$10.58	$9.40	$8.36

Total investment return (b)	9.07	%(c)	3.47%	14.02%	16.87%	(26.47	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58	%††	1.11%	1.12%	2.02%	2.16	% ††
Net expenses (d)	0.52	%††	0.50%	0.50%	0.47%	0.45	% ††
Expenses (before waiver/reimbursement) (d)	0.57	%††	0.58%	0.65%	0.79%	0.67	% ††
Portfolio turnover rate	29%		55%	54%	36%	40%
Net assets at end of period (in 000’s)	$130,905		$121,733	$109,893	$86,438	$61,901

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

48	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.82		$10.58	$9.40	$8.35	$13.10	$11.68

Net investment income (loss)	0.10	(a)	0.13 (a)	0.12 (a)	0.18 (a)	0.15 (a)	0.20
Net realized and unrealized gain (loss) on investments	0.88		0.26	1.19	1.17	(4.28)	1.60

Total from investment operations	0.98		0.39	1.31	1.35	(4.13)	1.80

Less dividends and distributions:
From net investment income	(0.13)		(0.15)	(0.13)	(0.19)	(0.36)	(0.15)
From net realized gain on investments	—		—	—	(0.11)	(0.26)	(0.23)

Total dividends and distributions	(0.13)		(0.15)	(0.13)	(0.30)	(0.62)	(0.38)

Net asset value at end of period	$11.67		$10.82	$10.58	$9.40	$8.35	$13.10

Total investment return (b)	9.20	%(c)	3.66%	14.07%	17.00%	(32.92%)	15.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.72	%††	1.21%	1.22%	2.18%	1.30%	1.46%
Net expenses (d)	0.37	%††	0.38%	0.40%	0.43%	0.46%	0.46%
Expenses (before waiver/reimbursement) (d)	0.37	%††	0.38%	0.40%	0.43%	0.49%	0.49%
Portfolio turnover rate	29%		55%	54%	36%	40%	13%
Net assets at end of period (in 000’s)	$175,983		$160,679	$159,791	$140,284	$127,086	$207,499

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.64		$10.42	$9.27	$8.23	$12.93	$11.60

Net investment income (loss)	0.05	(a)	0.04 (a)	0.04 (a)	0.11 (a)	0.05 (a)	0.12
Net realized and unrealized gain (loss) on investments	0.88		0.24	1.18	1.16	(4.21)	1.57

Total from investment operations	0.93		0.28	1.22	1.27	(4.16)	1.69

Less dividends and distributions:
From net investment income	(0.04)		(0.06)	(0.07)	(0.12)	(0.28)	(0.13)
From net realized gain on investments	—		—	—	(0.11)	(0.26)	(0.23)

Total dividends and distributions	(0.04)		(0.06)	(0.07)	(0.23)	(0.54)	(0.36)

Net asset value at end of period	$11.53		$10.64	$10.42	$9.27	$8.23	$12.93

Total investment return (b)	8.62	%(c)	2.79%	13.17%	16.06%	(33.42%)	14.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.85	%††	0.36%	0.39%	1.35%	0.48%	0.73%
Net expenses (d)	1.27	%††	1.25%	1.25%	1.21%	1.22%	1.21%
Expenses (before waiver/reimbursement) (d)	1.32	%††	1.33%	1.40%	1.54%	1.37%	1.24%
Portfolio turnover rate	29%		55%	54%	36%	40%	13%
Net assets at end of period (in 000’s)	$95,692		$90,887	$94,448	$87,220	$76,188	$93,540

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

50	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.64		$10.42	$9.27	$8.23	$12.93	$11.60

Net investment income (loss)	0.05	(a)	0.04 (a)	0.04 (a)	0.11 (a)	0.06 (a)	0.13
Net realized and unrealized gain (loss) on investments	0.88		0.24	1.18	1.16	(4.22)	1.56

Total from investment operations	0.93		0.28	1.22	1.27	(4.16)	1.69

Less dividends and distributions:
From net investment income	(0.04)		(0.06)	(0.07)	(0.12)	(0.28)	(0.13)
From net realized gain on investments	—		—	—	(0.11)	(0.26)	(0.23)

Total dividends and distributions	(0.04)		(0.06)	(0.07)	(0.23)	(0.54)	(0.36)

Net asset value at end of period	$11.53		$10.64	$10.42	$9.27	$8.23	$12.93

Total investment return (b)	8.62	%(c)	2.79%	13.16%	16.07%	(33.42%)	14.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.84	%††	0.36%	0.37%	1.39%	0.50%	0.73%
Net expenses (d)	1.27	%††	1.25%	1.25%	1.21%	1.22%	1.21%
Expenses (before waiver/reimbursement) (d)	1.32	%††	1.33%	1.40%	1.54%	1.36%	1.24%
Portfolio turnover rate	29%		55%	54%	36%	40%	13%
Net assets at end of period (in 000’s)	$28,503		$26,065	$25,524	$21,968	$18,993	$27,284

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.91		$10.67	$9.48	$8.42	$13.20	$11.74

Net investment income (loss)	0.11	(a)	0.18 (a)	0.15 (a)	0.19 (a)	0.17 (a)	0.22
Net realized and unrealized gain (loss) on investments	0.89		0.23	1.19	1.20	(4.30)	1.63

Total from investment operations	1.00		0.41	1.34	1.39	(4.13)	1.85

Less dividends and distributions:
From net investment income	(0.16)		(0.17)	(0.15)	(0.22)	(0.39)	(0.16)
From net realized gain on investments	—		—	—	(0.11)	(0.26)	(0.23)

Total dividends and distributions	(0.16)		(0.17)	(0.15)	(0.33)	(0.65)	(0.39)

Net asset value at end of period	$11.75		$10.91	$10.67	$9.48	$8.42	$13.20

Total investment return (b)	9.21	%(c)	3.96%	14.29%	17.37%	(32.72%)	16.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.97	%††	1.64%	1.47%	2.30%	1.51%	1.46%
Net expenses (d)	0.12	%††	0.13%	0.15%	0.19%	0.22%	0.25%
Expenses (before waiver/reimbursement) (d)	0.12	%††	0.13%	0.15%	0.19%	0.26%	0.31%
Portfolio turnover rate	29%		55%	54%	36%	40%	13%
Net assets at end of period (in 000’s)	$1,400		$1,096	$840	$688	$532	$681

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

52	MainStay Moderate Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Growth Allocation Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Five Years	Since Inception (4/4/05)	Gross Expence Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.94 9.99%	–7.44 –2.05%	–1.25 –0.12%	3.28 4.11%	1.81 1.81%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.00 10.05	–7.30 –1.91	–1.20 –0.08	3.32 4.15	1.60 1.60
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4.53 9.53	–7.63 –2.76	–1.24 –0.87	3.34 3.34	2.56 2.56
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	8.62 9.62	–3.65 –2.67	–0.86 –0.86	3.36 3.36	2.56 2.56
Class I Shares	No Sales Charge		10.32	–1.55	0.18	4.48	1.35

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	53

Benchmark Performance	Six Months	One Year	Five Years	Since Inception
S&P 500® Index[4]	12.77%	4.76%	1.01%	4.62%
MSCI EAFE® Index[5]	2.44	–12.82	–4.72	3.10
Average Lipper Multi-Cap Core Fund[6]	10.57	–0.88	0.28	4.34

4.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.	The average Lipper multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

54	MainStay Growth Allocation Fund

Cost in Dollars of a $1,000 Investment in MainStay Growth Allocation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,099.90	$2.71	$1,022.30	$2.61

Class A Shares	$1,000.00	$1,100.50	$2.25	$1,022.70	$2.16

Class B Shares	$1,000.00	$1,095.30	$6.62	$1,018.50	$6.37

Class C Shares	$1,000.00	$1,096.20	$6.62	$1,018.50	$6.37

Class I Shares	$1,000.00	$1,103.20	$0.94	$1,024.00	$0.91

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.52% for Investor Class, 0.43% for Class A, 1.27% for Class B and Class C and 0.18% for Class I) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	55

Investment Objectives of Underlying Funds as of April 30, 2012 (Unaudited)

See Portfolio of Investments on page 59 for specific holdings within these categories.

56	MainStay Growth Allocation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Growth Allocation Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Growth Allocation Fund returned 9.99% for Investor Class shares, 10.05% for Class A shares, 9.53% for Class B shares and 9.62% for Class C shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 10.32%. All share classes underperformed the 10.57% return of the average Lipper2 multi-cap core fund for the six months ended April 30, 2012. Over the same period, all share classes underperformed the 12.77% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market Index. All share classes outperformed the 2.44% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. See page 53 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests in other mutual funds referred to as Underlying Funds. The Underlying Funds may invest in domestic or international stocks at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in international equities—account for many of the challenges the Fund experienced in terms of relative performance.

Strong results from several Underlying Funds helped the Fund’s relative performance. Notable among them were MainStay ICAP Equity Fund and MainStay Epoch U.S. All Cap Fund, both of which fared very well within their respective categories.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

During the reporting period, the Fund pursued two primary themes. The first and more pronounced theme was a preference for Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme was a slight bias toward Underlying Funds that invest in large-company stocks over Underlying Funds that invest in smaller-company stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital and were better positioned to benefit from consumption growth in the developing world. Large-company stocks did outperform during this six-month reporting period, but not by a significant margin.

How did the Fund’s allocations change over the course of the reporting period?

The most notable adjustment was a reduction in holdings of MainStay Epoch U.S. All Cap Fund and MainStay U.S. Small Cap Fund with a commensurate rise in holdings of MainStay ICAP Equity Fund. This reallocation increased the Fund’s focus on Underlying Funds that invest in large-cap stocks over those that invest in small-cap stocks. The Fund also shifted assets away from MainStay ICAP International Fund, MainStay 130/30 International Fund and MainStay Epoch International Small Cap Fund to strengthen the Fund’s focus on Underlying Funds that invest in U.S. issuers over those that invest in foreign issuers.

A new position in MainStay S&P 500 Index Fund was established to facilitate tactical trading into and out of equities on short notice.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Funds had the lowest total returns?

All Underlying Equity Funds in which the Fund invested generated positive total returns for the reporting period. Among these Underlying Funds, the highest total returns came from MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund. The Underlying Equity Fund positions with the lowest total

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 54 for more information on Lipper Inc.
3.	See footnote on page 54 for more information on the S&P 500® Index.
4.	See footnote on page 54 for more information on the MSCI EAFE® Index.

mainstayinvestments.com	57

returns were MainStay ICAP International Fund and MainStay 130/30 International Fund, both of which invest overseas.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Funds were the greatest detractors?

The Fund’s strongest positive contributions tend to come from among its largest Underlying Fund positions. (Contributions take weightings and total returns into account.) MainStay MAP Fund,

which on average was the Fund’s largest equity position during the reporting period, and MainStay 130/30 Core Fund were the strongest contributors to the Fund’s performance.

The smallest contributions tend to come from some of the Fund’s smallest positions. During the reporting period, MainStay Common Stock Fund and MainStay Epoch International Small Cap Fund provided the smallest contributions to overall performance in the equity portion of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

58	MainStay Growth Allocation Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Affiliated Investment Companies 100.1%†
Equity Funds 100.1%
MainStay 130/30 Core Fund Class I (a)	4,439,389	$35,825,872
MainStay 130/30 International Fund Class I (a)	2,536,052	16,535,061
MainStay Epoch Global Choice Fund Class I (a)	279,258	4,484,881
MainStay Epoch International Small Cap Fund Class I	118,777	2,135,610
MainStay Epoch U.S. All Cap Fund Class I	616,424	15,392,117
MainStay ICAP Equity Fund Class I	559,615	21,875,358
MainStay ICAP International Fund Class I	453,520	12,830,091
MainStay ICAP Select Equity Fund Class I	98,314	3,658,253
MainStay International Equity Fund Class I	515,758	5,993,105
MainStay Large Cap Growth Fund Class I	3,794,194	31,112,390
MainStay MAP Fund Class I	1,201,451	40,945,439

	Shares	Value

Equity Funds (continued)
MainStay S&P 500 Index Fund Class I	180,977	$5,865,480
MainStay U.S. Small Cap Fund Class I (a)(b)	1,475,351	26,910,409

Total Investments (Cost $199,622,482) (c)	100.1%	223,564,066
Other Assets, Less Liabilities	(0.1)	(219,631)
Net Assets	100.0%	$223,344,435

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Fund.

(c)	As of April 30, 2012, cost is $203,386,932 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$24,085,699
Gross unrealized depreciation	(3,908,565)

Net unrealized appreciation	$20,177,134

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies Equity Funds	$223,564,066	$—	$—	$223,564,066

Total Investments	$223,564,066	$—	$—	$223,564,066

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	59

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $199,622,482)	$223,564,066
Receivables:
Fund shares sold	156,893
Manager (See Note 3)	9,348
Other assets	45,750

Total assets	223,776,057

Liabilities
Payables:
Fund shares redeemed	207,966
NYLIFE Distributors (See Note 3)	85,752
Transfer agent (See Note 3)	83,619
Shareholder communication	27,199
Professional fees	25,283
Trustees	449
Custodian	441
Accrued expenses	913

Total liabilities	431,622

Net assets	$223,344,435

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$19,533
Additional paid-in capital	223,859,814

223,879,347
Undistributed net investment income	409,370
Accumulated net realized gain (loss) on investments	(24,885,866)
Net unrealized appreciation (depreciation) on investments	23,941,584

Net assets	$223,344,435

Investor Class
Net assets applicable to outstanding shares	$76,036,270

Shares of beneficial interest outstanding	6,610,854

Net asset value per share outstanding	$11.50
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.17

Class A
Net assets applicable to outstanding shares	$79,030,865

Shares of beneficial interest outstanding	6,866,830

Net asset value per share outstanding	$11.51
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price per share outstanding	$12.18

Class B
Net assets applicable to outstanding shares	$52,508,591

Shares of beneficial interest outstanding	4,662,129

Net asset value and offering price per share outstanding	$11.26

Class C
Net assets applicable to outstanding shares	$13,759,627

Shares of beneficial interest outstanding	1,220,060

Net asset value and offering price per share outstanding	$11.28

Class I
Net assets applicable to outstanding shares	$2,009,082

Shares of beneficial interest outstanding	172,629

Net asset value and offering price per share outstanding	$11.64

60	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,677,717

Expenses
Distribution/Service—Investor Class (See Note 3)	92,130
Distribution/Service—Class A (See Note 3)	90,804
Distribution/Service—Class B (See Note 3)	253,101
Distribution/Service— Class C (See Note 3)	64,185
Transfer agent (See Note 3)	241,122
Registration	35,420
Shareholder communication	23,593
Professional fees	19,171
Trustees	2,970
Custodian	2,234
Miscellaneous	6,153

Total expenses before waiver/reimbursement	830,883
Expense waiver/reimbursement from Manager (See Note 3)	(79,913)

Net expenses	750,970

Net investment income (loss)	926,747

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(1,328,767)
Realized capital gain distributions from affiliated investment companies	3,969,362

Net realized gain (loss) on investments from affiliated investment companies	2,640,595

Net change in unrealized appreciation (depreciation) on investments	16,616,877

Net realized and unrealized gain (loss) on investments	19,257,472

Net increase (decrease) in net assets resulting from operations	$20,184,219

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	61

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$926,747	$633,174
Net realized gain (loss) on investments from affiliated investment companies transactions	2,640,595	12,227,328
Net change in unrealized appreciation (depreciation) on investments	16,616,877	(6,854,066)

Net increase (decrease) in net assets resulting from operations	20,184,219	6,006,436

Dividends to shareholders:
From net investment income:
Investor Class	(233,928)	(317,893)
Class A	(272,457)	(387,344)
Class I	(10,992)	(11,504)

Total dividends to shareholders	(517,377)	(716,741)

Capital share transactions:
Net proceeds from sale of shares	17,321,960	38,897,552
Net asset value of shares issued to shareholders in reinvestment of dividends	498,693	683,327
Cost of shares redeemed	(19,897,499)	(42,241,338)

Increase (decrease) in net assets derived from capital share transactions	(2,076,846)	(2,660,459)

Net increase (decrease) in net assets	17,589,996	2,629,236

Net Assets
Beginning of period	205,754,439	203,125,203

End of period	$223,344,435	$205,754,439

Undistributed net investment income at end of period	$409,370	$—

62	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000
	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$10.49		$10.22	$8.97	$8.09	$11.68

Net investment income (loss) (a)	0.06		0.05	0.03	0.10	0.01
Net realized and unrealized gain (loss) on investments	0.98		0.27	1.27	1.00	(3.60)

Total from investment operations	1.04		0.32	1.30	1.10	(3.59)

Less dividends and distributions:
From net investment income	(0.03)		(0.05)	(0.05)	(0.14)	—
From net realized gain on investments	—		—	—	(0.08)	—

Total dividends and distributions	(0.03)		(0.05)	(0.05)	(0.22)	—

Net asset value at end of period	$11.50		$10.49	$10.22	$8.97	$8.09

Total investment return (b)	9.99	%(c)	3.12%	14.54%	14.13%	(30.74	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07	%††	0.50%	0.35%	1.30%	0.19	% ††
Net expenses (d)	0.52	%††	0.50%	0.50%	0.50%	0.50	% ††
Expenses (before waiver/reimbursement) (d)	0.63	%††	0.65%	0.73%	0.88%	0.75	% ††
Portfolio turnover rate	25%		53%	54%	42%	37%
Net assets at end of period (in 000’s)	$76,036		$71,730	$66,013	$54,578	$38,881

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	63

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class A
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.50		$10.22	$8.97	$8.08	$13.78	$12.08

Net investment income (loss) (a)	0.06		0.06	0.04	0.12	0.07	0.05
Net realized and unrealized gain (loss) on investments	0.99		0.27	1.26	0.99	(5.11)	2.11

Total from investment operations	1.05		0.33	1.30	1.11	(5.04)	2.16

Less dividends and distributions:
From net investment income	(0.04)		(0.05)	(0.05)	(0.14)	(0.32)	(0.14)
From net realized gain on investments	—		—	—	(0.08)	(0.34)	(0.32)

Total dividends and distributions	(0.04)		(0.05)	(0.05)	(0.22)	(0.66)	(0.46)

Net asset value at end of period	$11.51		$10.50	$10.22	$8.97	$8.08	$13.78

Total investment return (b)	10.05	%(c)	3.25%	14.57%	14.29%	(38.20%)	18.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.14	%††	0.55%	0.38%	1.55%	0.60%	0.41%
Net expenses (d)	0.43	%††	0.44%	0.48%	0.48%	0.49%	0.48%
Expenses (before waiver/reimbursement) (d)	0.43	%††	0.44%	0.48%	0.52%	0.57%	0.55%
Portfolio turnover rate	25%		53%	54%	42%	37%	17%
Net assets at end of period (in 000’s)	$79,031		$70,127	$71,983	$62,210	$58,165	$116,123

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

64	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class B
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.27		$10.03	$8.82	$7.94	$13.56	$11.97

Net investment income (loss) (a)	0.02		(0.02)	(0.04)	0.05	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.97		0.26	1.25	0.98	(5.01)	2.07

Total from investment operations	0.99		0.24	1.21	1.03	(5.04)	2.03

Less dividends and distributions:
From net investment income	—		—	—	(0.07)	(0.24)	(0.12)
From net realized gain on investments	—		—	—	(0.08)	(0.34)	(0.32)

Total dividends and distributions	—		—	—	(0.15)	(0.58)	(0.44)

Net asset value at end of period	$11.26		$10.27	$10.03	$8.82	$7.94	$13.56

Total investment return (b)	9.64	%(c)(d)	2.49%	13.72%	13.32%	(38.65%)	17.44%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.34	%††	(0.23%)	(0.38%)	0.65%	(0.24%)	(0.34%)
Net expenses (e)	1.27	%††	1.25%	1.25%	1.25%	1.25%	1.23%
Expenses (before waiver/reimbursement) (e)	1.38	%††	1.40%	1.48%	1.64%	1.44%	1.30%
Portfolio turnover rate	25%		53%	54%	42%	37%	17%
Net assets at end of period (in 000’s)	$52,509		$49,874	$52,053	$49,206	$42,501	$59,902

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class C
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.29		$10.04	$8.84	$7.96	$13.58	$11.97

Net investment income (loss) (a)	0.02		(0.03)	(0.04)	0.05	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.97		0.28	1.24	0.98	(5.02)	2.08

Total from investment operations	0.99		0.25	1.20	1.03	(5.04)	2.05

Less dividends and distributions:
From net investment income	—		—	—	(0.07)	(0.24)	(0.12)
From net realized gain on investments	—		—	—	(0.08)	(0.34)	(0.32)

Total dividends and distributions	—		—	—	(0.15)	(0.58)	(0.44)

Net asset value at end of period	$11.28		$10.29	$10.04	$8.84	$7.96	$13.58

Total investment return (b)	9.62	%(c)	2.49%	13.57%	13.29%	(38.58%)	17.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30	%††	(0.27%)	(0.39%)	0.61%	(0.21%)	(0.26%)
Net expenses (d)	1.27	%††	1.25%	1.25%	1.25%	1.25%	1.23%
Expenses (before waiver/reimbursement) (d)	1.38	%††	1.40%	1.48%	1.64%	1.44%	1.30%
Portfolio turnover rate	25%		53%	54%	42%	37%	17%
Net assets at end of period (in 000’s)	$13,760		$12,484	$11,599	$10,773	$8,682	$13,668

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

66	MainStay Growth Allocation Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	0000000000000		0000000000000	0000000000000	0000000000000	0000000000000	0000000000000
	Class I
	Six months ended April 30,		Year ended October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.62		$10.33	$9.06	$8.17	$13.91	$12.17

Net investment income (loss) (a)	0.07		0.09	0.06	0.12	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.02		0.28	1.28	1.01	(5.12)	2.16

Total from investment operations	1.09		0.37	1.34	1.13	(5.05)	2.21

Less dividends and distributions:
From net investment income	(0.07)		(0.08)	(0.07)	(0.16)	(0.35)	(0.15)
From net realized gain on investments	—		—	—	(0.08)	(0.34)	(0.32)

Total dividends and distributions	(0.07)		(0.08)	(0.07)	(0.24)	(0.69)	(0.47)

Net asset value at end of period	$11.64		$10.62	$10.33	$9.06	$8.17	$13.91

Total investment return (b)	10.32	%(c)	3.55%	14.87%	14.40%	(38.00%)	18.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34	%††	0.84%	0.64%	1.50%	0.62%	0.41%
Net expenses (d)	0.18	%††	0.19%	0.23%	0.25%	0.25%	0.24%
Expenses (before waiver/reimbursement) (d)	0.18	%††	0.19%	0.23%	0.27%	0.28%	0.40%
Portfolio turnover rate	25%		53%	54%	42%	37%	17%
Net assets at end of period (in 000’s)	$2,009		$1,539	$1,478	$1,229	$849	$107

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	67

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate only to the MainStay Conservative Allocation Fund, MainStay Moderate Allocation Fund, MainStay Moderate Growth Allocation Fund and MainStay Growth Allocation Fund (collectively referred to as the “Allocation Funds” and each individually referred to as an “Allocation Fund”). Each is a diversified fund. Each Allocation Fund is the successor of a series of Eclipse Funds Inc. with the same name (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Allocation Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Allocation Funds each currently offer five classes of shares. Class A, Class B, Class C and Class I shares commenced operations on April 4, 2005. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The investment objective for each of the Allocation Funds is as follows:

The MainStay Conservative Allocation Fund seeks current income and, secondarily, long-term growth of capital.

The MainStay Moderate Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Moderate Growth Allocation Fund seeks long-term growth of capital and, secondarily, current income.

The MainStay Growth Allocation Fund seeks long-term growth of capital.

The Allocation Funds are “funds-of-funds,” meaning that they seek to achieve their investment objectives by investing primarily in other MainStay Funds, for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) serves as Manager (the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Allocation Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Allocation Funds are open for business (“valuation date”).

“Fair value” is defined as the price that an Allocation Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Funds. Unobservable inputs reflect each Allocation Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Allocation Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Allocation Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Allocation Funds may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that

68	MainStay Asset Allocation Funds

would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Allocation Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Allocation Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Allocation Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for each Allocation Fund’s investments is included at the end of each Allocation Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAV at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy. Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds, as described in the paragraphs below.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the affiliated Underlying Fund’s manager, in consultation with the affiliated Underlying Fund’s subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities include corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The affiliated Underlying Funds have engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Allocation Funds’ Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Allocation Funds’ Manager (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Allocation Funds did not hold any securities that were fair valued in such a manner.

(B)  Income Taxes.  Each Allocation Fund is treated as a separate entity for federal income tax purposes. The Allocation Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Allocation Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Allocation Funds’ financial statements. The Allocation Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

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Notes to Financial Statements (Unaudited) (continued)

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Conservative Allocation Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital gains, if any, annually. The other Allocation Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Allocation Fund, including those of related parties to the Allocation Funds, are shown in the Statement of Operations.

In addition, the Allocation Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Allocation Fund’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Allocation Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Allocation Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Funds. Except for the portion of salaries and expenses that are the responsibility of the Allocation Funds, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Allocation Funds which is the responsibility all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Funds and certain operational expenses of the Allocation Funds.

The Allocation Funds do not pay any fees to the Manager in return for the services performed. The Allocation Funds do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Funds in which the Allocation Funds invest.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets for each class:

	Investor Class	Class A	Class B	Class C	Class I
MainStay Conservative Allocation Fund	0.55%	0.50%	1.30%	1.30%	0.25%
MainStay Moderate Allocation Fund	0.55	0.50	1.30	1.30	0.25
MainStay Moderate Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25
MainStay Growth Allocation Fund	0.55	0.50	1.30	1.30	0.25

These agreements will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to February 28, 2012, New York Life Investments had contractually agreed to waive fees and/or reimburse the expenses so that the Total

70	MainStay Asset Allocation Funds

Annual Operating Expenses did not exceed the following percentages of average daily net assets:

	Investor Class	Class A	Class B	Class C	Class I
MainStay Conservative Allocation Fund	0.50%	0.50%	1.25%	1.25%	0.25%
MainStay Moderate Allocation Fund	0.50	0.50	1.25	1.25	0.25
MainStay Moderate Growth Allocation Fund	0.50	0.50	1.25	1.25	0.25
MainStay Growth Allocation Fund	0.50	0.50	1.25	1.25	0.25

For the six-month period ended April 30, 2012, New York Life Investments waived fees and/or reimbursed expenses of the Allocation Funds as follows:

Total
MainStay Conservative Allocation Fund	$18,158
MainStay Moderate Allocation Fund	34,856
MainStay Moderate Growth Allocation Fund	68,909
MainStay Growth Allocation Fund	79,913

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Allocation Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Funds’ administrative operations. For providing these services to the Allocation Funds, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Allocation Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Allocation Funds’ shares and service activities.
(C)  Sales Charges.  The Allocation Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2012 were as follows:

MainStay Conservative Allocation Fund
Investor Class	$37,697
Class A	50,074

MainStay Moderate Allocation Fund
Investor Class	$67,314
Class A	44,296

MainStay Moderate Growth Allocation Fund
Investor Class	$84,266
Class A	33,324

MainStay Growth Allocation Fund
Investor Class	$45,252
Class A	13,381

The Allocation Funds were also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares, for the six-month period ended April 30, 2012 were as follows:

MainStay Conservative Allocation Fund
Class A	$1,649
Class B	25,344
Class C	4,102

MainStay Moderate Allocation Fund
Class A	$927
Class B	61,593
Class C	3,381

MainStay Moderate Growth Allocation Fund
Class A	$563
Class B	79,252
Class C	1,786

MainStay Growth Allocation Fund
Class A	$199
Class B	46,266
Class C	957

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Allocation Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement

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Notes to Financial Statements (Unaudited) (continued)

between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Allocation Funds for the six-month period ended April 30, 2012, were as follows:

MainStay Conservative Allocation Fund	Total
Investor Class	$48,107
Class A	34,229
Class B	37,939
Class C	35,899
Class I	2,226

MainStay Moderate Allocation Fund	Total
Investor Class	$112,836
Class A	56,405
Class B	90,067
Class C	48,037
Class I	2,747

MainStay Moderate Growth Allocation Fund	Total
Investor Class	$167,200
Class A	54,258
Class B	122,533
Class C	35,631
Class I	432

MainStay Growth Allocation Fund	Total
Investor Class	$110,353
Class A	34,941
Class B	75,813
Class C	19,218
Class I	797

(E)  Capital.  As of April 30, 2012, New York Life and its affiliates beneficially held shares of the Allocation Funds with the following values and percentages of net assets as follows:

MainStay Conservative Allocation Fund
Class I	$14,969	0.1%

MainStay Moderate Allocation Fund
Class I	$14,765	0.1%

MainStay Moderate Growth Allocation Fund
Class I	$14,314	1.0%

MainStay Growth Allocation Fund
Class I	$13,637	0.7%

As of April 30, 2012, the Allocation Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Conservative Allocation Fund
MainStay 130/30 Core Fund Class I	5.99%
MainStay 130/30 International Fund Class I	1.53
MainStay Common Stock Fund Class I	0.03
MainStay Convertible Fund Class I	1.13
MainStay Epoch International Small Cap Fund Class I	0.35
MainStay Epoch U.S. All Cap Fund Class I	2.48
MainStay Flexible Bond Opportunities Fund Class I	15.15
MainStay Floating Rate Fund Class I	6.84
MainStay High Yield Corporate Bond Fund Class I	0.34
MainStay High Yield Opportunities Fund Class I	0.72
MainStay ICAP Equity Fund Class I	1.62
MainStay ICAP International Fund Class I	0.45
MainStay ICAP Select Equity Fund Class I	0.07
MainStay Indexed Bond Fund Class I	8.14
MainStay Intermediate Term Bond Fund Class I	9.10
MainStay International Equity Fund Class I	0.95
MainStay Large Cap Growth Fund Class I	0.17
MainStay MAP Fund Class I	6.61
MainStay Principal Preservation Fund Class I	4.59
MainStay S&P Index Fund Class I	1.61
MainStay U.S. Small Cap Fund Class I	0.96

MainStay Moderate Allocation Fund
MainStay 130/30 Core Fund Class I	12.20%
MainStay 130/30 International Fund Class I	8.15
MainStay Common Stock Fund Class I	2.34
MainStay Convertible Fund Class I	24.49
MainStay Epoch Global Choice Fund Class I	15.43
MainStay Epoch International Small Cap Fund Class I	1.89
MainStay Epoch U.S. All Cap Fund Class I	5.89
MainStay Flexible Bond Opportunities Fund Class I	15.60
MainStay Floating Rate Fund Class I	2.87
MainStay High Yield Corporate Bond Fund Class I	0.08
MainStay High Yield Opportunities Fund Class I	0.25
MainStay ICAP Equity Fund Class I	3.56
MainStay ICAP International Fund Class I	1.51
MainStay ICAP Select Equity Fund Class I	0.17
MainStay Indexed Bond Fund Class I	20.62
MainStay Intermediate Term Bond Fund Class I	11.43
MainStay International Equity Fund Class I	2.72
MainStay Large Cap Growth Fund Class I	0.35
MainStay MAP Fund Class I	3.96
MainStay Principal Preservation Fund Class I	8.15
MainStay S&P 500 Index Fund Class I	0.77
MainStay U.S. Small Cap Fund Class I	3.92

72	MainStay Asset Allocation Funds

MainStay Moderate Growth Allocation Fund
MainStay 130/30 Core Fund Class I	12.81%
MainStay 130/30 International Fund Class I	15.47
MainStay Common Stock Fund Class I	0.11
MainStay Convertible Fund Class I	1.32
MainStay Epoch Global Choice Fund Class I	14.75
MainStay Epoch International Small Cap Fund Class I	1.93
MainStay Epoch U.S. All Cap Fund Class I	5.93
MainStay Flexible Bond Opportunities Fund Class I	18.80
MainStay Floating Rate Fund Class I	7.01
MainStay High Yield Corporate Bond Fund Class I	0.39
MainStay High Yield Opportunities Fund Class I	0.56
MainStay ICAP Equity Fund Class I	3.32
MainStay ICAP International Fund Class I	2.50
MainStay ICAP Select Equity Fund Class I	0.22
MainStay International Equity Fund Class I	4.30
MainStay Intermediate Term Bond Fund Class I	0.85
MainStay Large Cap Growth Fund Class I	0.39
MainStay MAP Fund Class I	5.05
MainStay Principal Preservation Fund Class I	5.97
MainStay S&P 500 Index Fund Class I	0.82
MainStay U.S. Small Cap Fund Class I	22.24

MainStay Growth Allocation Fund
MainStay 130/30 Core Fund Class I	7.67%
MainStay 130/30 International Fund Class I	12.08
MainStay Epoch Global Choice Fund Class I	7.61
MainStay Epoch International Small Cap Fund Class I	1.00
MainStay Epoch U.S. All Cap Fund Class I	2.96
MainStay ICAP Equity Fund Class I	2.36
MainStay ICAP International Fund Class I	1.82
MainStay ICAP Select Equity Fund Class I	0.13
MainStay International Equity Fund Class I	0.68
MainStay Large Cap Growth Fund Class I	0.26
MainStay MAP Fund Class I	3.24
MainStay S&P 500 Index Fund Class I	0.48
MainStay U.S. Small Cap Fund Class I	15.51

(F)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Allocation Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Allocation Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

MainStay Conservative Allocation Fund

The MainStay Conservative Allocation Fund utilized $12,295,628 of capital loss carryforwards during the year ended October 31, 2011.

MainStay Moderate Allocation Fund

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $12,155,368 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2017	$7,152
2018	5,003
Total	$12,155

The MainStay Moderate Allocation Fund utilized $17,980,729 of capital loss carryforwards during the year ended October 31, 2011.

MainStay Moderate Growth Allocation Fund

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $29,186,053 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Moderate Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain

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Notes to Financial Statements (Unaudited) (continued)

distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2017	$20,803
2018	8,383
Total	$29,186

The MainStay Moderate Growth Allocation Fund utilized $13,130,715 of capital loss carryforwards during the year ended October 31, 2011.

MainStay Growth Allocation Fund

As of October 31, 2011, for federal income tax purposes, capital loss carryforwards of $23,762,011 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the MainStay Growth Allocation Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Capital Loss Amounts (000’s)
2017	$13,675
2018	10,087
Total	$23,762

The MainStay Growth Allocation Fund utilized $8,133,595 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

	2011
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long- Term Capital Gains	Total
MainStay Conservative Allocation Fund	$5,914,796	$—	$5,914,796
MainStay Moderate Allocation Fund	7,604,929	—	7,604,929
MainStay Moderate Growth Allocation Fund	4,439,229	—	4,439,229
MainStay Growth Allocation Fund	716,741	—	716,741

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Allocation Funds. Custodial fees are charged to the Allocation Funds based on the market value of securities in the Allocation Funds and the number of certain cash transactions incurred by the Allocation Funds.

Note 6–Line of Credit

The Allocation Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Allocation Funds on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
MainStay Conservative Allocation Fund	$—	$—	$98,240	$83,122
MainStay Moderate Allocation Fund	—	—	145,444	132,640
MainStay Moderate Growth Allocation Fund	—	—	127,727	121,457
MainStay Growth Allocation Fund	—	—	55,702	53,287

Note 8–Capital Share Transactions

MainStay Conservative Allocation Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	785,496	$8,763,718
Shares issued to shareholders in reinvestment of dividends and distributions	99,029	1,075,139
Shares redeemed	(462,662)	(5,142,351)

Net increase (decrease) in shares outstanding before conversion	421,863	4,696,506
Shares converted into Investor Class (See Note 1)	123,058	1,378,069
Shares converted from Investor Class (See Note 1)	(267,659)	(3,001,664)

Net increase (decrease)	277,262	$3,072,911

74	MainStay Asset Allocation Funds

Investor Class (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	1,231,031	$13,575,602
Shares issued to shareholders in reinvestment of dividends	88,724	967,445
Shares redeemed	(649,357)	(7,165,749)

Net increase (decrease) in shares outstanding before conversion	670,398	7,377,298
Shares converted into Investor Class (See Note 1)	270,718	2,933,458
Shares converted from Investor Class (See Note 1)	(388,318)	(4,294,247)

Net increase (decrease)	552,798	$6,016,509

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,671,675	$18,648,607
Shares issued to shareholders in reinvestment of dividends and distributions	314,261	3,413,054
Shares redeemed	(1,858,087)	(20,570,403)

Net increase (decrease) in shares outstanding before conversion	127,849	1,491,258
Shares converted into Class A (See Note 1)	343,385	3,848,679
Shares converted from Class A (See Note 1)	(31,298)	(359,610)

Net increase (decrease)	439,936	$4,980,327

Year ended October 31, 2011:
Shares sold	3,732,239	$41,018,746
Shares issued to shareholders in reinvestment of dividends	298,992	3,258,971
Shares redeemed	(2,541,271)	(28,028,719)

Net increase (decrease) in shares outstanding before conversion	1,489,960	16,248,998
Shares converted into Class A (See Note 1)	501,118	5,531,807
Shares converted from Class A (See Note 1)	(132,456)	(1,414,331)

Net increase (decrease)	1,858,622	$20,366,474

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	402,071	$4,449,373
Shares issued to shareholders in reinvestment of dividends and distributions	65,117	702,408
Shares redeemed	(251,875)	(2,775,086)

Net increase (decrease) in shares outstanding before conversion	215,313	2,376,695
Shares converted from Class B (See Note 1)	(168,274)	(1,865,474)

Net increase (decrease)	47,039	$511,221

Year ended October 31, 2011:
Shares sold	813,813	$8,914,605
Shares issued to shareholders in reinvestment of dividends	52,544	570,914
Shares redeemed	(440,206)	(4,824,638)

Net increase (decrease) in shares outstanding before conversion	426,151	4,660,881
Shares converted from Class B (See Note 1)	(252,085)	(2,756,687)

Net increase (decrease)	174,066	$1,904,194

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	614,088	$6,808,900
Shares issued to shareholders in reinvestment of dividends and distributions	54,106	583,778
Shares redeemed	(307,487)	(3,405,256)

Net increase (decrease)	360,707	$3,987,422

Year ended October 31, 2011:
Shares sold	1,035,807	$11,368,832
Shares issued to shareholders in reinvestment of dividends	41,081	446,351
Shares redeemed	(758,224)	(8,274,894)

Net increase (decrease)	318,664	$3,540,289

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	168,905	$1,894,233
Shares issued to shareholders in reinvestment of dividends and distributions	22,756	248,812
Shares redeemed	(24,111)	(270,844)

Net increase (decrease)	167,550	$1,872,201

Year ended October 31, 2011:
Shares sold	268,211	$2,995,431
Shares issued to shareholders in reinvestment of dividends	18,277	200,504
Shares redeemed	(23,288)	(258,081)

Net increase (decrease)	263,200	$2,937,854

MainStay Moderate Allocation Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,144,302	$12,975,106
Shares issued to shareholders in reinvestment of dividends	154,917	1,677,754
Shares redeemed	(675,899)	(7,651,236)

Net increase (decrease) in shares outstanding before conversion	623,320	7,001,624
Shares converted into Investor Class (See Note 1)	218,855	2,500,500
Shares converted from Investor Class (See Note 1)	(512,190)	(5,917,937)

Net increase (decrease)	329,985	$3,584,187

Year ended October 31, 2011:
Shares sold	2,173,695	$24,290,792
Shares issued to shareholders in reinvestment of dividends	140,065	1,537,922
Shares redeemed	(1,179,061)	(13,133,985)

Net increase (decrease) in shares outstanding before conversion	1,134,699	12,694,729
Shares converted into Investor Class (See Note 1)	499,753	5,454,051
Shares converted from Investor Class (See Note 1)	(741,945)	(8,324,739)

Net increase (decrease)	892,507	$9,824,041

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Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,631,524	$18,505,835
Shares issued to shareholders in reinvestment of dividends	358,707	3,884,800
Shares redeemed	(2,211,234)	(25,099,238)

Net increase (decrease) in shares outstanding before conversion	(221,003)	(2,708,603)
Shares converted into Class A (See Note 1)	618,586	7,128,474
Shares converted from Class A (See Note 1)	(42,342)	(501,325)

Net increase (decrease)	355,241	$3,918,546

Year ended October 31, 2011:
Shares sold	3,482,658	$38,820,675
Shares issued to shareholders in reinvestment of dividends	383,697	4,209,163
Shares redeemed	(5,225,508)	(57,772,763)

Net increase (decrease) in shares outstanding before conversion	(1,359,153)	(14,742,925)
Shares converted into Class A (See Note 1)	977,907	10,957,474
Shares converted from Class A (See Note 1)	(210,595)	(2,236,522)

Net increase (decrease)	(591,841)	$(6,021,973)

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	697,672	$7,831,329
Shares issued to shareholders in reinvestment of dividends	73,185	787,473
Shares redeemed	(479,561)	(5,368,915)

Net increase (decrease) in shares outstanding before conversion	291,296	3,249,887
Shares converted from Class B (See Note 1)	(286,239)	(3,209,712)

Net increase (decrease)	5,057	$40,175

Year ended October 31, 2011:
Shares sold	1,477,509	$16,321,256
Shares issued to shareholders in reinvestment of dividends	82,892	903,526
Shares redeemed	(1,065,576)	(11,715,976)

Net increase (decrease) in shares outstanding before conversion	494,825	5,508,806
Shares converted from Class B (See Note 1)	(530,996)	(5,850,264)

Net increase (decrease)	(36,171)	$(341,458)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	379,277	$4,279,804
Shares issued to shareholders in reinvestment of dividends	36,026	387,637
Shares redeemed	(442,586)	(4,984,427)

Net increase (decrease)	(27,283)	$(316,986)

Year ended October 31, 2011:
Shares sold	1,071,686	$11,963,011
Shares issued to shareholders in reinvestment of dividends	36,863	402,188
Shares redeemed	(1,018,630)	(11,205,790)

Net increase (decrease)	89,919	$1,159,409

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	137,961	$1,603,604
Shares issued to shareholders in reinvestment of dividends	19,727	214,225
Shares redeemed	(42,914)	(484,951)

Net increase (decrease)	114,774	$1,332,878

Year ended October 31, 2011:
Shares sold	168,023	$1,881,114
Shares issued to shareholders in reinvestment of dividends	16,537	182,081
Shares redeemed	(94,078)	(1,059,094)

Net increase (decrease)	90,482	$1,004,101

MainStay Moderate Growth Allocation Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,272,630	$14,262,608
Shares issued to shareholders in reinvestment of dividends	126,055	1,339,960
Shares redeemed	(1,005,882)	(11,291,246)

Net increase (decrease) in shares outstanding before conversion	392,803	4,311,322
Shares converted into Investor Class (See Note 1)	235,560	2,650,000
Shares converted from Investor Class (See Note 1)	(664,546)	(7,667,306)

Net increase (decrease)	(36,183)	$(705,984)

Year ended October 31, 2011:
Shares sold	2,469,201	$27,357,851
Shares issued to shareholders in reinvestment of dividends	129,822	1,417,662
Shares redeemed	(1,529,147)	(16,843,831)

Net increase (decrease) in shares outstanding before conversion	1,069,876	11,931,682
Shares converted into Investor Class (See Note 1)	633,715	6,737,718
Shares converted from Investor Class (See Note 1)	(831,147)	(9,232,995)

Net increase (decrease)	872,444	$9,436,405

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	906,001	$10,197,709
Shares issued to shareholders in reinvestment of dividends	177,516	1,886,994
Shares redeemed	(1,595,121)	(17,915,994)

Net increase (decrease) in shares outstanding before conversion	(511,604)	(5,831,291)
Shares converted into Class A (See Note 1)	779,547	8,959,212
Shares converted from Class A (See Note 1)	(34,203)	(406,335)

Net increase (decrease)	233,740	$2,721,586

76	MainStay Asset Allocation Funds

Class A (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	2,041,507	$22,698,834
Shares issued to shareholders in reinvestment of dividends	201,337	2,198,599
Shares redeemed	(3,307,648)	(36,613,597)

Net increase (decrease) in shares outstanding before conversion	(1,064,804)	(11,716,164)
Shares converted into Class A (See Note 1)	1,083,663	12,019,264
Shares converted from Class A (See Note 1)	(268,437)	(2,737,119)

Net increase (decrease)	(249,578)	$(2,434,019)

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	653,447	$7,250,106
Shares issued to shareholders in reinvestment of dividends	27,710	292,067
Shares redeemed	(600,115)	(6,640,793)

Net increase (decrease) in shares outstanding before conversion	81,042	901,380
Shares converted from Class B (See Note 1)	(320,634)	(3,535,571)

Net increase (decrease)	(239,592)	$(2,634,191)

Year ended October 31, 2011:
Shares sold	1,404,395	$15,363,842
Shares issued to shareholders in reinvestment of dividends	50,806	549,722
Shares redeemed	(1,354,520)	(14,760,941)

Net increase (decrease) in shares outstanding before conversion	100,681	1,152,623
Shares converted from Class B (See Note 1)	(626,207)	(6,786,868)

Net increase (decrease)	(525,526)	$(5,634,245)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	248,515	$2,764,105
Shares issued to shareholders in reinvestment of dividends	7,419	78,192
Shares redeemed	(232,771)	(2,570,895)

Net increase (decrease)	23,163	$271,402

Year ended October 31, 2011:
Shares sold	552,525	$6,054,893
Shares issued to shareholders in reinvestment of dividends	12,231	132,343
Shares redeemed	(565,431)	(6,153,913)

Net increase (decrease)	(675)	$33,323

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	43,079	$483,105
Shares issued to shareholders in reinvestment of dividends	1,653	17,685
Shares redeemed	(26,042)	(296,290)

Net increase (decrease)	18,690	$204,500

Class I (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	102,289	$1,101,121
Shares issued to shareholders in reinvestment of dividends	2,335	25,655
Shares redeemed	(82,903)	(934,083)

Net increase (decrease)	21,721	$192,693

MainStay Growth Allocation Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	640,990	$7,039,061
Shares issued to shareholders in reinvestment of dividends	22,501	233,338
Shares redeemed	(609,636)	(6,702,304)

Net increase (decrease) in shares outstanding before conversion	53,855	570,095
Shares converted into Investor Class (See Note 1)	142,891	1,559,036
Shares converted from Investor Class (See Note 1)	(425,341)	(4,838,402)

Net increase (decrease)	(228,595)	$(2,709,271)

Year ended October 31, 2011:
Shares sold	1,348,695	$14,593,990
Shares issued to shareholders in reinvestment of dividends	29,542	317,382
Shares redeemed	(981,304)	(10,596,717)

Net increase (decrease) in shares outstanding before conversion	396,933	4,314,655
Shares converted into Investor Class (See Note 1)	393,782	4,056,872
Shares converted from Investor Class (See Note 1)	(412,374)	(4,478,740)

Net increase (decrease)	378,341	$3,892,787

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	406,678	$4,498,590
Shares issued to shareholders in reinvestment of dividends	24,675	256,125
Shares redeemed	(704,445)	(7,682,646)

Net increase (decrease) in shares outstanding before conversion	(273,092)	(2,927,931)
Shares converted into Class A (See Note 1)	471,775	5,357,189
Shares converted from Class A (See Note 1)	(12,809)	(150,890)

Net increase (decrease)	185,874	$2,278,368

Year ended October 31, 2011:
Shares sold	1,100,551	$11,925,426
Shares issued to shareholders in reinvestment of dividends	33,129	355,815
Shares redeemed	(1,846,946)	(19,926,306)

Net increase (decrease) in shares outstanding before conversion	(713,266)	(7,645,065)
Shares converted into Class A (See Note 1)	530,096	5,745,374
Shares converted from Class A (See Note 1)	(181,284)	(1,779,755)

Net increase (decrease)	(364,454)	$(3,679,446)

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Notes to Financial Statements (Unaudited) (continued)

Class B	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	368,430	$3,960,690
Shares redeemed	(380,408)	(4,077,967)

Net increase (decrease) in shares outstanding before conversion	(11,978)	(117,277)
Shares converted from Class B (See Note 1)	(180,263)	(1,926,933)

Net increase (decrease)	(192,241)	$(2,044,210)

Year ended October 31, 2011:
Shares sold	808,168	$8,608,982
Shares redeemed	(806,886)	(8,603,762)

Net increase (decrease) in shares outstanding before conversion	1,282	5,220
Shares converted from Class B (See Note 1)	(336,218)	(3,543,751)

Net increase (decrease)	(334,936)	$(3,538,531)

Class C	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	105,621	$1,148,710
Shares redeemed	(99,063)	(1,055,765)

Net increase (decrease)	6,558	$92,945

Year ended October 31, 2011:
Shares sold	315,992	$3,388,671
Shares redeemed	(257,425)	(2,734,571)

Net increase (decrease)	58,567	$654,100

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	59,629	$674,909
Shares issued to shareholders in reinvestment of dividends	882	9,230
Shares redeemed	(32,884)	(378,817)

Net increase (decrease)	27,627	$305,322

Year ended October 31, 2011:
Shares sold	35,418	$380,483
Shares issued to shareholders in reinvestment of dividends	934	10,130
Shares redeemed	(34,403)	(379,982)

Net increase (decrease)	1,949	$10,631

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Funds as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Allocation Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

78	MainStay Asset Allocation Funds

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Conservative Allocation Fund, MainStay Growth Allocation Fund, MainStay Moderate Allocation Fund and MainStay Moderate Growth Allocation Fund (“Allocation Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Allocation Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Allocation Funds’ investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Allocation Funds, and the rationale for any differences in the Allocation Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Allocation Funds to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Allocation Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Allocation Funds by New York Life Investments; (ii) the investment performance of the Allocation Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Allocation Funds; (iv) the extent to which economies of scale may be realized as the Allocation Funds grow, and the extent to which economies of scale may benefit

Allocation Fund investors; and (v) the reasonableness of the Allocation Funds’ management fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Allocation Funds, and that the Allocation Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Allocation Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Allocation Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Allocation Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Allocation Funds under the terms of the Agreements, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Allocation Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Allocation Funds, and noted that New York Life Investments is responsible for compensating the Allocation Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Allocation Funds’ prospectus.

The Board also examined the nature, extent and quality of the advisory services that New York Life Investments provides to the Allocation Funds. The Board evaluated New York Life Investments’ experience in

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Board Consideration and Approval of Management Agreements (Unaudited) (continued)

serving as investment adviser to the Allocation Funds and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments’, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Allocation Funds. In this regard, the Board considered the experience of the Allocation Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Allocation Funds’ investment performance, the Board considered investment performance results in light of the Allocation Funds’ investment objectives, strategies and risks, as disclosed in the Allocation Funds’ prospectus. The Board particularly considered detailed investment reports on the Allocation Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Allocation Funds’ gross and net returns, the Allocation Funds’ investment performance relative to relevant investment categories and Allocation Fund benchmarks, the Allocation Funds’ risk-adjusted investment performance, and the Allocation Funds’ investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Allocation Funds as compared to peer funds.

In considering the Allocation Funds’ investment performance, the Board focused principally on the Allocation Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Allocation Funds’ investment performance, as well as discussions between the Allocation Funds’ portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Allocation Fund investment performance, and the results of those actions.

Because the Allocation Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Allocation Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Allocation Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Allocation Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Allocation Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds.

The Board noted that the Allocation Funds do not pay a management fee, but that shareholders of the Allocation Funds indirectly pay the fees and expenses of the underlying funds in which the Allocation Funds invest. The Board considered that the Allocation Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Allocation Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Allocation Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Allocation Funds. The Board also noted that the Allocation Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Allocation Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Allocation Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Allocation Funds, New York Life Investments’ affiliates also earn revenues from serving the Allocation Funds in various other capacities, including as the Allocation Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Allocation Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Allocation Funds to New York Life Investments and its affiliates as

80	MainStay Asset Allocation Funds

part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Allocation Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Allocation Funds Grow

The Board also considered whether the Allocation Funds’ expense structures permitted economies of scale to be shared with Allocation Fund investors. The Board reviewed information from New York Life Investments showing how the Allocation Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Allocation Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Allocation Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. The Board noted that the Allocation Funds do not pay a management fee, and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Allocation Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Funds’ expense structures appropriately reflect economies of scale for the benefit of Allocation Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Allocation Funds’ expense structures as the Allocation Funds grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Allocation Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Allocation Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Allocation Funds do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Allocation Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Allocation Funds. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Allocation Funds’ net management fees and expenses. The Board considered and approved New York Life Investments’ proposal to raise the contractual expense limitations on the Allocation Funds’ Class B, Class C and Investor Class shares, noting that the Allocation Funds’ management fees would continue to compare favorably to peers and that New York Life Investments would continue to subsidize total expenses for these classes under the new expense limitation arrangements.

The Board noted that, outside of the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Allocation Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Allocation Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Allocation Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Allocation Funds’ transfer agent, charges the Allocation Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Allocation Funds.

The Board acknowledged that, because the Allocation Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and

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Board Consideration and Approval of Management Agreements (Unaudited) (continued)

(vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts.

After considering all of the factors outlined above, the Board concluded that the Allocation Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

82	MainStay Asset Allocation Funds

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Allocation Funds’ securities is available without charge, upon request, (i) by visiting the Allocation Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The MainStay Funds are required to file with the SEC their proxy voting records for each Allocation Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Allocation Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Allocation Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	83

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,

169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.

NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.

MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26565 MS119-12	MSAA10-06/12 NL0A2

MainStay Retirement Funds

Message from the President and Semiannual Report

Unaudited  ¡  April 30, 2012

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

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Message from the President

For the six months ended April 30, 2012, U.S. stocks provided double-digit returns across all capitalization levels. Growth stocks generally outperformed value stocks among large- and mid-cap companies, while value stocks generally outperformed growth stocks among small-cap companies.

For many investors, the pace of economic growth was a key concern. Fortunately, labor and manufacturing data improved during the reporting period, and many corporations provided positive earnings reports. Although the price of crude oil rose to more than $100 a barrel during the reporting period, the price of natural gas fell to 10-year lows.

Overall, international stocks trailed U.S. stocks, providing modest but positive returns. Spain, Greece, Portugal and Italy were notable exceptions, all declining more than 10% for the six months ended April 30, 2012.

Although investors remained concerned about the European debt crisis, the European Central Bank took significant steps to provide liquidity to European banks and help keep credit markets from freezing. Private creditors agreed to concessions on their Greek sovereign debt, which helped ease market concerns. While several European economies continued to struggle, others remained relatively stable. The dichotomy between strong and weak European economies may pose challenges as the European Union attempts to balance monetary and fiscal policies across the Eurozone.

Many other central banks around the globe maintained accommodative policies during the reporting period. In the United States, the Federal Open Market Committee (FOMC) kept the target for the federal funds rate in a range near zero. The FOMC reaffirmed its expectation that economic conditions were likely to warrant exceptionally low levels for the federal funds rate for some time. In April 2012, the FOMC’s projection extended at least through late 2014.

During the reporting period, the FOMC continued its maturity extension program (known to some as “operation twist”), which seeks to lengthen the average maturity of the Federal Reserve’s holdings among U.S. Treasury securities. The program is expected to “put downward pressure on longer-term interest rates” and to “contribute to a broad easing in financial market conditions that will provide additional stimulus to support the economic recovery.”

With interest rates likely to remain at low levels for a considerable period, many bond investors moved toward longer maturities and higher-risk securities to pursue incremental yield. High-yield corporate and municipal bonds, leveraged loans, and convertible bonds generally provided strong results during the reporting period, while higher-quality investment-grade bonds generally provided lower returns.

While some investors react to every turn in the market, the portfolio managers of MainStay Funds seek to take a more measured approach. They focus on the investment objectives of their respective Funds, along with the investment strategies they can use to pursue those objectives in both up and down markets.

Our portfolio managers seek to exercise discipline and diligence, whether they are evaluating companies, examining financial data, assessing management capabilities, selecting securities or managing portfolio risk. Through consistent application of time-tested investment principles, they seek to deliver the performance that our shareholders have come to expect from MainStay Funds.

The following pages contain information about the specific strategies, securities and market events that affected the performance of your MainStay Fund(s) during the six months ended April 30, 2012. We invite you to carefully review this information, bearing in mind that past performance is no guarantee of future results.

Whether you’re investing for yourself, your family or specific goals, investing means looking to the future. With appropriate diversification, regular investments and gradual portfolio adjustments, you may be more successful in pursuing the future you desire. At MainStay, we encourage you to maintain a long-term perspective, and we wish you every success.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Fund’s Summary Prospectus and/or Prospectus carefully before investing.

MainStay Retirement 2010 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.30 7.19%	–3.33 2.30%	2.17 3.37%	2.18 2.18%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1.23 7.12	–3.31 2.32	2.20 3.40	1.54 1.54
Class I Shares	No Sales Charge		7.35	2.67	3.69	1.29
Class R2 Shares[4]	No Sales Charge		7.06	2.26	3.33	1.64
Class R3 Shares[5]	No Sales Charge		6.99	2.00	3.04	1.89

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008 include the historical performance of Class A shares through
February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been different.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Since Inception
S&P 500® Index[6]	12.77%	4.76%	0.67%
MSCI EAFE® Index[7]	2.44	–12.82	–5.25
Barclays U.S. Aggregate Bond Index[8]	2.44	7.54	6.83
Average Lipper Mixed-Asset Target 2010 Fund[9]	5.32	1.17	1.99

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2010 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon not exceeding December 31, 2010. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Retirement 2010 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2010 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,071.90	$2.42	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,071.20	$1.91	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,073.50	$0.62	$1,024.30	$0.60

Class R2 Shares	$1,000.00	$1,070.60	$2.42	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,069.90	$3.71	$1,021.30	$3.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	7

Investment Objectives of Underlying Funds as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

8	MainStay Retirement 2010 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2010 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Retirement 2010 Fund returned 7.19% for Investor Class shares and 7.12% for Class A shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 7.35%, Class R2 shares returned 7.06% and Class R3 shares returned 6.99%. All share classes outperformed the 5.32% return of the average Lipper2 mixed-asset target 2010 fund for the six months ended April 30, 2012. Over the same period, all share classes underperformed the 12.77% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 2.44% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 2.44% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large- cap equities. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund has experienced in terms of relative performance.

Several significant factors contributed positively to the Fund’s relative performance, and all of them were related to the Fund’s procyclical posture. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities throughout much of the reporting period. This positioning made a positive contribution, as did a strong bias toward U.S. stocks over those that were traded in overseas markets. In the fixed-income portion of the Fund, holdings were meaningfully tilted away from government securities and toward lower-rated corporate instruments, a posture that also helped performance.

Strong results from several Underlying Funds also helped the Fund’s relative performance. Notable among them were MainStay International Equity Fund, MainStay ICAP Equity Fund, MainStay Epoch U.S. All Cap Fund and MainStay Flexible Bond Opportunities Fund, all of which fared very well within their respective categories.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Encouraged by signs of strength in the domestic economy, the Fund emphasized equities from the beginning of the reporting period through mid-February, at which point we sought an asset mix closer to the target allocations outlined in the Prospectus. We were concerned that investors were growing a bit too complacent and not properly pricing lingering risks.

Within equities, we pursued two basic themes. The first and more pronounced theme was a preference for Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Fund pursued was a slight bias toward Underlying Funds that invest in large-company stocks over Underlying Funds that invest in smaller-company stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital and were better positioned to benefit from consumption growth in the developing world. Large-company stocks did outperform during this six-month reporting period, but not by a significant margin.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the S&P 500® Index.
4.	See footnote on page 6 for more information on the MSCI EAFE® Index.
5.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.

mainstayinvestments.com	9

In the fixed-income side of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning is based on our continued belief that since corporations have significantly improved the quality of their balance sheets in the past few years, default rates are likely to remain subdued for the foreseeable future. This reasoning made the higher yields available on corporate bonds quite attractive when compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

The most notable changes in the Fund’s allocations related to our ongoing effort to increase the cost-efficiency of the Fund. Positions that we viewed as less efficient were sold. We allocated the proceeds largely to the low-cost MainStay S&P 500 Index Fund on the equity side and primarily to MainStay Intermediate Term Bond Fund and MainStay Floating Rate Fund in the fixed-income portion of the Fund.

Within equities, there was a reduction in the Fund’s positions in Vanguard Emerging Markets Stock Index ETF, MainStay ICAP International Fund and MainStay Epoch International Small Cap Fund with a commensurate increase in the Fund’s position in MainStay ICAP Equity Fund. This reallocation increased the Fund’s focus on Underlying Funds that invest in U.S. issuers over those that invest in foreign issuers. Also worthy of mention was a shift out of MainStay Global High Income Fund, which focuses on U.S. dollar denominated instruments, into Market Vectors Emerging Market Bond ETF, which invests in local currency bonds.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

All Underlying Equity Funds in which the Fund invested generated positive total returns for the reporting period. Among these, the highest total returns came from MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund. The Underlying Equity Fund positions with the lowest total returns were MainStay ICAP International Fund and MainStay 130/30 International Fund, both of which invest overseas.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The Fund’s strongest positive contributions tend to come from among its largest Underlying Fund positions. (Contributions take weightings and total returns into account.) MainStay MAP Fund, which on average was the Fund’s largest equity position during the reporting period, made the strongest positive contribution. MainStay Epoch U.S. All Cap Fund, the Fund’s second-largest equity position, was the second-strongest contributor to the Fund’s performance.

The smallest contributions tend to come from some of the Fund’s smallest positions. During the reporting period, MainStay 130/30 International Fund and MainStay International Equity Fund provided the smallest contributions to overall performance in the equity portion of the Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

During the reporting period, a number of forces put downward pressure on interest rates. Among these were lingering concerns about the global economic recovery and widespread anxiety that the European sovereign debt crisis might reignite. Central banks pledged to maintain interest rates near zero through the end of 2014; and the Federal Reserve proceeded with operation twist, a program through which the Federal Reserve sold short-term U.S. Treasury securities and purchased longer-term U.S. Treasury notes and bonds. Any effects on interest rates were largely countered by evidence of a strengthening economy in the United States. The net result was that high-grade bonds generated modestly positive returns while lower-quality instruments fared somewhat better.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Underlying Fixed Income Funds with substantial allocations to equity-linked and credit-sensitive instruments provided the strongest performance during the reporting period. Underlying Fixed Income Funds with substantial allocations to cash and short-duration bonds posted the lowest returns.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

Although MainStay High Yield Opportunities Fund and MainStay Convertible Fund generated the highest total returns during the reporting period, the most significant contributions to the Fund’s overall performance came from substantially larger positions in MainStay Intermediate Term Bond Fund and MainStay Flexible Bond Opportunities Fund.

The smallest contributions to the Fund’s performance came from small positions in Underlying Funds that invest primarily in money market instruments and from Barclays TIPS ETF. When MainStay Cash Reserves Fund was liquidated, the Fund shifted

10	MainStay Retirement 2010 Fund

assets from this Underlying Fund to MainStay Principal Preservation Fund. During the reporting period, all of the Underlying Fixed Income Funds in which the Fund invested provided positive total returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Affiliated Investment Companies 92.3%†
Equity Funds 45.4%
MainStay Common Stock Fund Class I	2,846	$35,750
MainStay Epoch International Small Cap Fund Class I	76,565	1,376,633
MainStay Epoch U.S. All Cap Fund Class I	229,948	5,741,805
MainStay ICAP Equity Fund Class I	128,785	5,034,207
MainStay ICAP International Fund Class I	64,901	1,836,055
MainStay ICAP Select Equity Fund Class I	56,534	2,103,615
MainStay International Equity Fund Class I	53,479	621,427
MainStay Large Cap Growth Fund Class I	543,521	4,456,872
MainStay MAP Fund Class I	165,955	5,655,733
MainStay S&P 500 Index Fund Class I	152,470	4,941,555

Total Equity Funds (Cost $28,752,911)		31,803,652

Fixed Income Funds 46.9%
MainStay Convertible Fund Class I	46,952	708,503
MainStay Floating Rate Fund Class I	466,060	4,413,584
MainStay High Yield Corporate Bond Fund Class I	307,649	1,830,512
MainStay Indexed Bond Fund Class I	745,566	8,536,725
MainStay Intermediate Term Bond Fund Class I	1,472,035	15,942,142
MainStay Principal Preservation Fund Class I	1,397,893	1,397,893

Total Fixed Income Funds (Cost $32,548,186)		32,829,359

Total Affiliated Investment Companies (Cost $61,301,097)		64,633,011

	Shares	Value

Unaffiliated Investment Companies 7.8%
Equity Funds 2.6%
iShares Russell 2000 Index ETF	2,765	$225,154
Vanguard Emerging Markets ETF	38,289	1,628,431

Total Equity Funds (Cost $1,704,039)		1,853,585

Fixed Income Funds 5.2%
iShares Barclays TIPS Bond Fund	22,907	2,735,554
Market Vectors Emerging Markets Local Currency Bond ETF	34,410	909,112

Total Fixed Income Funds (Cost $3,468,655)		3,644,666

Total Unaffiliated Investment Companies (Cost $5,172,694)		5,498,251

Total Investments (Cost $66,473,791) (a)	100.1%	70,131,262
Other Assets, Less Liabilities	(0.1)	(103,883)
Net Assets	100.0%	$70,027,379

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2012, cost is $66,804,026 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$3,657,471
Gross unrealized depreciation	(330,235)

Net unrealized appreciation	$3,327,236

The following abbreviations are used in the above portfolio:

ETF—Exchange Traded Fund

TIPS—Treasury Inflation Protected Security

12	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$31,803,652	$—	$—	$31,803,652
Fixed Income Funds	32,829,359	—	—	32,829,359

Total Affiliated Investment Companies	64,633,011	—	—	64,633,011

Unaffiliated Investment Companies
Equity Funds	1,853,585	—	—	1,853,585
Fixed Income Funds	3,644,666	—	—	3,644,666

Total Unaffiliated Investment Companies	5,498,251	—	—	5,498,251

Total Investments	$70,131,262	$—	$—	$70,131,262

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $61,301,097)	$64,633,011
Investments in unaffiliated investment companies, at value (identified cost $5,172,694)	5,498,251
Receivables:
Fund shares sold	103,554
Manager (See Note 3)	10,812
Other assets	28,496

Total assets	70,274,124

Liabilities
Payables:
Fund shares redeemed	193,493
Transfer agent (See Note 3)	18,905
Professional fees	18,856
Shareholder communication	8,734
NYLIFE Distributors (See Note 3)	5,175
Custodian	1,413
Trustees	169

Total liabilities	246,745

Net assets	$70,027,379

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$7,041
Additional paid-in capital	65,824,712

65,831,753
Undistributed net investment income	157,300
Accumulated net realized gain (loss) on investments	380,855
Net unrealized appreciation (depreciation) on investments	3,657,471

Net assets	$70,027,379

Investor Class
Net assets applicable to outstanding shares	$785,779

Shares of beneficial interest outstanding	79,144

Net asset value per share outstanding	$9.93
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.51

Class A
Net assets applicable to outstanding shares	$6,452,843

Shares of beneficial interest outstanding	652,177

Net asset value per share outstanding	$9.89
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.47

Class I
Net assets applicable to outstanding shares	$45,060,907

Shares of beneficial interest outstanding	4,521,650

Net asset value and offering price per share outstanding	$9.97

Class R2
Net assets applicable to outstanding shares	$16,846,482

Shares of beneficial interest outstanding	1,699,430

Net asset value and offering price per share outstanding	$9.91

Class R3
Net assets applicable to outstanding shares	$881,368

Shares of beneficial interest outstanding	88,989

Net asset value and offering price per share outstanding	$9.90

14	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$823,017
Dividend distributions from unaffiliated investment companies	71,984

Total income	895,001

Expenses
Transfer agent (See Note 3)	56,217
Manager (See Note 3)	33,377
Registration	33,239
Distribution/Service—Investor Class (See Note 3)	850
Distribution/Service—Class A (See Note 3)	8,159
Distribution/Service—Class R2 (See Note 3)	19,180
Distribution/Service—Class R3 (See Note 3)	1,976
Professional fees	14,509
Shareholder service (See Note 3)	8,067
Shareholder communication	5,000
Custodian	4,603
Trustees	961
Miscellaneous	3,997

Total expenses before waiver/reimbursement	190,135
Expense waiver/reimbursement from Manager (See Note 3)	(109,845)
Expense reimbursement from Transfer agent (See Note 3)	(3)

Net expenses	80,287

Net investment income (loss)	814,714

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(217,310)
Realized capital gain distributions from affiliated investment companies	928,474

Net realized gain (loss) on investments from affiliated investment companies	711,164

Net change in unrealized appreciation (depreciation) on investments	3,163,563

Net realized and unrealized gain (loss) on investments	3,874,727

Net increase (decrease) in net assets resulting from operations	$4,689,441

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$814,714	$1,256,391
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	711,164	4,214,171
Net change in unrealized appreciation (depreciation) on investments	3,163,563	(3,287,201)

Net increase (decrease) in net assets resulting from operations	4,689,441	2,183,361

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(13,271)	(11,625)
Class A	(147,448)	(168,020)
Class I	(1,032,287)	(952,657)
Class R2	(312,739)	(42,424)
Class R3	(13,876)	(17,146)

	(1,519,621)	(1,191,872)

From net realized gain on investments:
Investor Class	(35,190)	(7,004)
Class A	(370,669)	(97,617)
Class I	(2,423,295)	(505,903)
Class R2	(840,792)	(25,733)
Class R3	(40,444)	(11,581)

	(3,710,390)	(647,838)

Total dividends and distributions to shareholders	(5,230,011)	(1,839,710)

Capital share transactions:
Net proceeds from sale of shares	10,889,359	40,404,413
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,227,180	1,838,703
Cost of shares redeemed	(12,117,062)	(21,077,490)

Increase (decrease) in net assets derived from capital share transactions	3,999,477	21,165,626

Net increase (decrease) in net assets	3,458,907	21,509,277

Net Assets
Beginning of period	66,568,472	45,059,195

End of period	$70,027,379	$66,568,472

Undistributed net investment income at end of period	$157,300	$862,207

16	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$10.03		$10.07	$9.15	$7.95	$9.95

Net investment income (loss) (a)	0.10		0.21	0.17	0.22	0.15
Net realized and unrealized gain (loss) on investments	0.57		0.13	0.94	1.17	(2.15)

Total from investment operations	0.67		0.34	1.11	1.39	(2.00)

Less dividends and distributions:
From net investment income	(0.21)		(0.24)	(0.19)	(0.19)	—
From net realized gain on investments	(0.56)		(0.14)	—	—	—

Total dividends and distributions	(0.77)		(0.38)	(0.19)	(0.19)	—

Net asset value at end of period	$9.93		$10.03	$10.07	$9.15	$7.95

Total investment return (b)	7.19	%(c)	3.44%	12.34%	17.90%	(20.10	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15	%††	2.03%	1.82%	2.61%	2.38	% ††
Net expenses (d)	0.47	%††	0.47%	0.47%	0.38%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	1.20	%††	1.42%	2.03%	0.89%	6.41	% ††
Portfolio turnover rate	53%		107%	81%	76%	127%
Net assets at end of period (in 000’s)	$786		$601	$468	$163	$41

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.01		$10.04	$9.12	$7.95	$10.57	$10.00

Net investment income (loss) (a)	0.11		0.22	0.19	0.23	0.24	0.06
Net realized and unrealized gain (loss) on investments	0.55		0.14	0.92	1.15	(2.80)	0.51

Total from investment operations	0.66		0.36	1.11	1.38	(2.56)	0.57

Less dividends and distributions:
From net investment income	(0.22)		(0.25)	(0.19)	(0.21)	(0.05)	—
From net realized gain on investments	(0.56)		(0.14)	—	—	(0.01)	—

Total dividends and distributions	(0.78)		(0.39)	(0.19)	(0.21)	(0.06)	—

Net asset value at end of period	$9.89		$10.01	$10.04	$9.12	$7.95	$10.57

Total investment return (b)	7.12	%(c)	3.54%	12.51%	17.85%	(24.37%)	5.70	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28	%††	2.18%	2.01%	2.78%	2.46%	1.83	%††
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.70	%††	0.78%	1.00%	1.09%	1.81%	31.10	%††
Portfolio turnover rate	53%		107%	81%	76%	127%	17%
Net assets at end of period (in 000’s)	$6,453		$6,358	$6,935	$6,570	$4,418	$281

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$10.08		$10.11	$9.18	$7.96	$10.58	$10.00

Net investment income (loss) (a)	0.13		0.24	0.22	0.25	0.26	0.08
Net realized and unrealized gain (loss) on investments	0.56		0.14	0.92	1.18	(2.81)	0.50

Total from investment operations	0.69		0.38	1.14	1.43	(2.55)	0.58

Less dividends and distributions:
From net investment income	(0.24)		(0.27)	(0.21)	(0.21)	(0.06)	—
From net realized gain on investments	(0.56)		(0.14)	—	—	(0.01)	—

Total dividends and distributions	(0.80)		(0.41)	(0.21)	(0.21)	(0.07)	—

Net asset value at end of period	$9.97		$10.08	$10.11	$9.18	$7.96	$10.58

Total investment return (b)	7.35	%(c)	3.85%	12.66%	18.38%	(24.25%)	5.80	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.57	%††	2.36%	2.28%	2.98%	2.77%	2.42	%††
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.13%	0.13	%††
Expenses (before waiver/reimbursement) (d)	0.45	%††	0.53%	0.76%	0.84%	1.51%	30.84	%††
Portfolio turnover rate	53%		107%	81%	76%	127%	17%
Net assets at end of period (in 000’s)	$45,061		$43,984	$35,009	$33,025	$20,105	$930

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,		January 8, 2009** through October 31,
	2012*		2011	2010	2009
Net asset value at beginning of period	$10.01		$10.05	$9.12	$7.84

Net investment income (loss) (a)	0.11		0.20	0.18	0.15
Net realized and unrealized gain (loss) on investments	0.56		0.14	0.93	1.13

Total from investment operations	0.67		0.34	1.11	1.28

Less dividends and distributions:
From net investment income	(0.21)		(0.24)	(0.18)	—
From net realized gain on investments	(0.56)		(0.14)	—	—

Total dividends and distributions	(0.77)		(0.38)	(0.18)	—

Net asset value at end of period	$9.91		$10.01	$10.05	$9.12

Total investment return (b)	7.06	%(c)	3.53%	12.37%	16.33	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19	%††	2.04%	1.90%	2.12	%††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.80	%††	0.88%	1.10%	1.18	%††
Portfolio turnover rate	53%		107%	81%	76%
Net assets at end of period (in 000’s)	$16,846		$14,890	$1,781	$1,821

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay Retirement 2010 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,			May 1, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$10.00		$10.04	$9.13	$7.93	$10.07

Net investment income (loss) (a)	0.09		0.18	0.16	0.20	0.14
Net realized and unrealized gain (loss) on investments	0.56		0.13	0.92	1.17	(2.28)

Total from investment operations	0.65		0.31	1.08	1.37	(2.14)

Less dividends and distributions:
From net investment income	(0.19)		(0.21)	(0.17)	(0.17)	—
From net realized gain on investments	(0.56)		(0.14)	—	—	—

Total dividends and distributions	(0.75)		(0.35)	(0.17)	(0.17)	—

Net asset value at end of period	$9.90		$10.00	$10.04	$9.13	$7.93

Total investment return (b)	6.99	%(c)	3.18%	11.99%	17.62%	(21.25	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91	%††	1.82%	1.67%	2.47%	3.25	% ††
Net expenses (d)	0.72	%††	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	1.05	%††	1.13%	1.35%	1.44%	1.86	% ††
Portfolio turnover rate	53%		107%	81%	76%	127%
Net assets at end of period (in 000’s)	$881		$735	$866	$996	$887

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

MainStay Retirement 2020 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.20 8.15%	–4.92 0.61%	1.02 2.21%	1.71 1.71%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.22 8.17	–4.81 0.73	1.11 2.29	1.50 1.50
Class I Shares	No Sales Charge		8.31	0.99	2.53	1.25
Class R2 Shares[4]	No Sales Charge		8.04	0.61	2.21	1.60
Class R3 Shares[5]	No Sales Charge		7.99	0.45	1.94	1.85

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been different.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

22	MainStay Retirement 2020 Fund

Benchmark Performance	Six Months	One Year	Since Inception
S&P 500® Index[6]	12.77%	4.76%	0.67%
MSCI EAFE® Index[7]	2.44	–12.82	–5.25
Barclays U.S. Aggregate Bond Index[8]	2.44	7.54	6.83
Average Lipper Mixed-Asset Target 2020 Fund[9]	6.58	1.11	0.91

shares through April 30, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for the Class R3 shares might have been different.
6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2020 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	23

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2020 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period1

Investor Class Shares	$1,000.00	$1,081.50	$2.43	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,081.70	$1.92	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,083.10	$0.57	$1,024.30	$0.55

Class R2 Shares	$1,000.00	$1,080.40	$2.43	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,079.90	$3.72	$1,021.30	$3.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

24	MainStay Retirement 2020 Fund

Investment Objectives of Underlying Funds as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 29 for specific holdings within these categories.

mainstayinvestments.com	25

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2020 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Retirement 2020 Fund returned 8.15% for Investor Class shares and 8.17% for Class A shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 8.31%, Class R2 shares returned 8.04% and Class R3 shares returned 7.99%. All share classes outperformed the 6.58% return of the average Lipper2 mixed-asset target 2020 fund for the six months ended April 30, 2012. Over the same period, all share classes underperformed the 12.77% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 2.44% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 2.44% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 22 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large- cap equities. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund has experienced in terms of relative performance.

Several significant factors contributed positively to the Fund’s relative performance, and all of them were related to the Fund’s procyclical posture. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities throughout much of the reporting period. This positioning made a positive contribution, as did a strong bias toward U.S. stocks over those that were traded in overseas markets. In the fixed-income portion of the Fund, holdings were meaningfully tilted away from government securities and toward lower-rated corporate instruments, a posture that also helped performance.

Strong results from several Underlying Funds also helped the Fund’s relative performance. Notable among them were MainStay International Equity Fund, MainStay ICAP Equity Fund, MainStay Epoch U.S. All Cap Fund and MainStay Flexible Bond Opportunities Fund, all of which fared very well within their respective categories.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Encouraged by signs of strength in the domestic economy, the Fund emphasized equities from the beginning of the reporting period through mid-February, at which point we sought an allocation mix closer to the target allocations outlined in the Prospectus. We were concerned that investors were growing a bit too complacent and not properly pricing lingering risks.

Within equities, we pursued two basic themes. The first and more pronounced theme was a preference for Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Fund pursued was a slight bias toward Underlying Funds that invest in large-company stocks over Underlying Funds that invest in smaller-company stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital and were better positioned to benefit from consumption growth in the developing world. Large-company stocks did outperform during this six-month reporting period, but not by a significant margin.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 23 for more information on Lipper Inc.
3.	See footnote on page 23 for more information on the S&P 500® Index.
4.	See footnote on page 23 for more information on the MSCI EAFE® Index.
5.	See footnote on page 23 for more information on the Barclays U.S. Aggregate Bond Index.

26	MainStay Retirement 2020 Fund

In the fixed-income side of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning is based on our continued belief that since corporations have significantly improved the quality of their balance sheets in the past few years, default rates are likely to remain subdued for the foreseeable future. This reasoning made the higher yields available on corporate bonds quite attractive when compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

The most notable changes in the Fund’s allocations related to our ongoing effort to increase the cost-efficiency of the Fund. Positions that we viewed as less efficient were sold. We allocated the proceeds largely to the low-cost MainStay S&P 500 Index Fund on the equity side and primarily to MainStay Intermediate Term Bond Fund and MainStay Floating Rate Fund in the fixed-income portion of the Fund.

Within equities, there was a reduction in the Fund’s positions in Vanguard Emerging Markets Stock Index ETF, MainStay ICAP International Fund and MainStay Epoch International Small Cap Fund with a commensurate increase in the Fund’s positions in MainStay ICAP Equity Fund. This reallocation increased the Fund’s focus on Underlying Funds that invest in U.S. issuers over those that invest in foreign issuers. Also worthy of mention was a shift out of MainStay Global High Income Fund, which focuses on U.S. dollar denominated instruments, into Market Vectors Emerging Market Bond ETF, which invests in local currency bonds.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

All Underlying Equity Funds in which the Fund invested generated positive total returns for the reporting period. Among these Underlying Funds, the highest total returns came from MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund. The Underlying Equity Fund positions with the lowest total returns were MainStay ICAP International Fund and MainStay 130/30 International Fund, both of which invest overseas.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The Fund’s strongest positive contributions tend to come from among its largest Underlying Fund positions. (Contributions take weightings and total returns into account.) MainStay MAP Fund, which on average was the Fund’s largest equity position during the reporting period, made the strongest positive contribution. MainStay Epoch U.S. All Cap Fund, the Fund’s second-largest equity position, was the second-strongest contributor to the Fund’s performance.

The smallest contributions tend to come from some of the Fund’s smallest positions. During the reporting period, MainStay 130/30 International Fund and MainStay ICAP International Fund provided the smallest contributions to overall performance in the equity portion of the Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

During the reporting period, a number of forces put downward pressure on interest rates. Among these were lingering concerns about the global economic recovery and widespread anxiety that the European sovereign debt crisis might reignite. Central banks pledged to maintain interest rates near zero through the end of 2014; and the Federal Reserve proceeded with operation twist, a program through which the Federal Reserve sold short-term U.S. Treasury securities and purchased longer-term U.S. Treasury notes and bonds. Any effects on interest rates were largely countered by evidence of a strengthening economy in the United States. The net result was that high-grade bonds generated modestly positive returns while lower-quality instruments fared somewhat better.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Underlying Fixed Income Funds with substantial allocations to equity-linked and credit-sensitive instruments provided the strongest performance during the reporting period. Underlying Fixed Income Funds with substantial allocations to cash and short-duration bonds posted the lowest returns.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

Although MainStay High Yield Opportunities Fund and MainStay Convertible Fund generated the highest total returns during the reporting period, the most significant contributions to the Fund’s overall performance came from substantially larger positions in MainStay Intermediate Term Bond Fund and MainStay Flexible Bond Opportunities Fund.

mainstayinvestments.com	27

The smallest contributions to the Fund’s performance came from small positions in Underlying Funds that invest primarily in money market instruments and from Barclays International Treasury Bond ETF. When MainStay Cash Reserves Fund was liquidated, the Fund shifted assets from this Underlying Fund to MainStay Principal Preservation Fund. During the reporting period, all of the Underlying Fixed Income Funds in which the Fund invested provided positive total returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

28	MainStay Retirement 2020 Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Affiliated Investment Companies 91.8%†
Equity Funds 56.3%
MainStay Common Stock Fund Class I	201,144	$2,526,369
MainStay Epoch International Small Cap Fund Class I	168,328	3,026,539
MainStay Epoch U.S. All Cap Fund Class I	403,774	10,082,248
MainStay ICAP Equity Fund Class I	218,422	8,538,111
MainStay ICAP International Fund Class I	160,784	4,548,588
MainStay ICAP Select Equity Fund Class I	88,302	3,285,710
MainStay International Equity Fund Class I	132,738	1,542,414
MainStay Large Cap Growth Fund Class I	1,015,224	8,324,834
MainStay MAP Fund Class I	331,678	11,303,573
MainStay S&P 500 Index Fund Class I	268,690	8,708,235

Total Equity Funds (Cost $55,197,156)		61,886,621

Fixed Income Funds 35.5%
MainStay Convertible Fund Class I	73,321	1,106,412
MainStay Floating Rate Fund Class I	733,467	6,945,928
MainStay High Yield Corporate Bond Fund Class I	429,049	2,552,845
MainStay Indexed Bond Fund Class I	272,723	3,122,674
MainStay Intermediate Term Bond Fund Class I	2,126,169	23,026,410
MainStay Principal Preservation Fund Class I	2,184,950	2,184,950

Total Fixed Income Funds (Cost $38,622,117)		38,939,219

Total Affiliated Investment Companies (Cost $93,819,273)		100,825,840

	Shares	Value

Unaffiliated Investment Companies 8.0%
Equity Funds 4.3%
iShares Russell 2000 Index ETF	15,880	$1,293,108
Vanguard Emerging Markets ETF	82,600	3,512,978

Total Equity Funds (Cost $4,562,279)		4,806,086

Fixed Income Funds 3.7%
iShares Barclays TIPS Bond Fund	21,627	2,582,697
Market Vectors Emerging Markets Local Currency Bond ETF	55,798	1,474,183

Total Fixed Income Funds (Cost $3,893,375)		4,056,880

Total Unaffiliated Investment Companies (Cost $8,455,654)		8,862,966

Total Investments (Cost $102,274,927) (a)	99.8%	109,688,806
Other Assets, Less Liabilities	0.2	180,313
Net Assets	100.0%	$109,869,119

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2012, cost is $102,769,988 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$7,416,916
Gross unrealized depreciation	(498,098)

Net unrealized appreciation	$6,918,818

The following abbreviations are used in the above portfolio:

ETF—Exchange Traded Fund

TIPS—Treasury Inflation Protected Security

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$61,886,621	$—	$—	$61,886,621
Fixed Income Funds	38,939,219	—	—	38,939,219

Total Affiliated Investment Companies	100,825,840	—	—	100,825,840

Unaffiliated Investment Companies
Equity Funds	4,806,086	—	—	4,806,086
Fixed Income Funds	4,056,880	—	—	4,056,880

Total Unaffiliated Investment Companies	8,862,966	—	—	8,862,966

Total Investments	$109,688,806	$—	$—	$109,688,806

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

30	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $93,819,273)	$100,825,840
Investments in unaffiliated investment companies, at value (identified cost $8,455,654)	8,862,966
Receivables:
Fund shares sold	289,245
Manager (See Note 3)	9,475
Other assets	29,853

Total assets	110,017,379

Liabilities
Payables:
Fund shares redeemed	82,752
Transfer agent (See Note 3)	23,542
Professional fees	20,124
Shareholder communication	11,882
NYLIFE Distributors (See Note 3)	8,737
Custodian	995
Trustees	228

Total liabilities	148,260

Net assets	$109,869,119

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,545
Additional paid-in capital	101,612,831

101,624,376
Undistributed net investment income	257,449
Accumulated net realized gain (loss) on investments	573,415
Net unrealized appreciation (depreciation) on investments	7,413,879

Net assets	$109,869,119

Investor Class
Net assets applicable to outstanding shares	$3,471,405

Shares of beneficial interest outstanding	365,348

Net asset value per share outstanding	$9.50
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price per share outstanding	$10.05

Class A
Net assets applicable to outstanding shares	$11,370,017

Shares of beneficial interest outstanding	1,199,061

Net asset value per share outstanding	$9.48
Maximum sales charge (5.50% of offering price)	0.55

Maximum offering price per share outstanding	$10.03

Class I
Net assets applicable to outstanding shares	$68,406,018

Shares of beneficial interest outstanding	7,175,786

Net asset value and offering price per share outstanding	$9.53

Class R2
Net assets applicable to outstanding shares	$24,529,656

Shares of beneficial interest outstanding	2,584,107

Net asset value and offering price per share outstanding	$9.49

Class R3
Net assets applicable to outstanding shares	$2,092,023

Shares of beneficial interest outstanding	220,934

Net asset value and offering price per share outstanding	$9.47

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,224,991
Dividend distributions from unaffiliated investment companies	142,075

Total income	1,367,066

Expenses
Transfer agent (See Note 3)	71,019
Distribution/Service—Investor Class (See Note 3)	4,043
Distribution/Service—Class A (See Note 3)	16,349
Distribution/Service—Class R2 (See Note 3)	27,926
Distribution/Service—Class R3 (See Note 3)	5,146
Manager (See Note 3)	52,552
Registration	34,047
Professional fees	15,821
Shareholder service (See Note 3)	12,199
Shareholder communication	7,357
Custodian	4,344
Trustees	1,490
Miscellaneous	4,498

Total expenses before waiver/reimbursement	256,791
Expense waiver/reimbursement from Manager (See Note 3)	(123,820)
Expense reimbursement from Transfer agent (See Note 3)	(6)

Net expenses	132,965

Net investment income (loss)	1,234,101

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(110,225)
Unaffiliated investment company transactions	(105,708)
Realized capital gain distributions from affiliated investment companies	1,284,507

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	1,068,574

Net change in unrealized appreciation (depreciation) on investments	6,034,832

Net realized and unrealized gain (loss) on investments	7,103,406

Net increase (decrease) in net assets resulting from operations	$8,337,507

32	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,234,101	$1,600,344
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	1,068,574	6,292,001
Net change in unrealized appreciation (depreciation) on investments	6,034,832	(5,105,467)

Net increase (decrease) in net assets resulting from operations	8,337,507	2,786,878

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(52,223)	(40,491)
Class A	(256,478)	(278,945)
Class I	(1,273,804)	(1,066,646)
Class R2	(370,717)	(33,109)
Class R3	(32,901)	(34,294)

	(1,986,123)	(1,453,485)

From net realized gain on investments:
Investor Class	(170,656)	(32,465)
Class A	(788,577)	(215,292)
Class I	(3,598,046)	(739,851)
Class R2	(1,213,383)	(27,393)
Class R3	(119,177)	(30,810)

	(5,889,839)	(1,045,811)

Total dividends and distributions to shareholders	(7,875,962)	(2,499,296)

Capital share transactions:
Net proceeds from sale of shares	15,947,325	55,599,218
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,874,673	2,495,627
Cost of shares redeemed	(18,706,393)	(20,194,687)

Increase (decrease) in net assets derived from capital share transactions	5,115,605	37,900,158

Net increase (decrease) in net assets	5,577,150	38,187,740

Net Assets
Beginning of period	104,291,969	66,104,229

End of period	$109,869,119	$104,291,969

Undistributed net investment income at end of period	$257,449	$1,009,471

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$9.48		$9.54	$8.56	$7.43	$9.83

Net investment income (loss) (a)	0.10		0.16	0.12	0.18	0.12
Net realized and unrealized gain (loss) on investments	0.61		0.12	1.01	1.13	(2.52)

Total from investment operations	0.71		0.28	1.13	1.31	(2.40)

Less dividends and distributions:
From net investment income	(0.16)		(0.19)	(0.15)	(0.16)	—
From net realized gain on investments	(0.53)		(0.15)	—	(0.02)	—

Total dividends and distributions	(0.69)		(0.34)	(0.15)	(0.18)	—

Net asset value at end of period	$9.50		$9.48	$9.54	$8.56	$7.43

Total investment return (b)	8.15	%(c)	2.92%	13.33%	17.99%	(24.42	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.06	%††	1.71%	1.48%	2.31%	2.02	% ††
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.47	% ††
Expenses (before waiver/reimbursement) (d)	0.79	%††	0.88%	1.16%	1.31%	1.48	% ††
Portfolio turnover rate	55%		97%	73%	68%	134%
Net assets at end of period (in 000’s)	$3,471		$2,960	$1,926	$915	$342

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

34	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.47		$9.53	$8.54	$7.44	$10.57	$10.00

Net investment income (loss) (a)	0.11		0.18	0.15	0.19	0.17	0.04
Net realized and unrealized gain (loss) on investments	0.60		0.11	0.99	1.11	(3.25)	0.53

Total from investment operations	0.71		0.29	1.14	1.30	(3.08)	0.57

Less dividends and distributions:
From net investment income	(0.17)		(0.20)	(0.15)	(0.18)	(0.04)	—
From net realized gain on investments	(0.53)		(0.15)	—	(0.02)	(0.01)	—

Total dividends and distributions	(0.70)		(0.35)	(0.15)	(0.20)	(0.05)	—

Net asset value at end of period	$9.48		$9.47	$9.53	$8.54	$7.44	$10.57

Total investment return (b)	8.17	%(c)	3.01%	13.55%	17.97%	(29.25%)	5.70	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.28	%††	1.87%	1.67%	2.48%	1.79%	1.32	%††
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.61	%††	0.67%	0.86%	1.01%	1.74%	35.65	%††
Portfolio turnover rate	55%		97%	73%	68%	134%	25%
Net assets at end of period (in 000’s)	$11,370		$14,032	$13,421	$11,026	$4,940	$297

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	35

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.52		$9.57	$8.58	$7.45	$10.57	$10.00

Net investment income (loss) (a)	0.12		0.20	0.17	0.21	0.19	0.05
Net realized and unrealized gain (loss) on investments	0.61		0.12	0.99	1.12	(3.24)	0.52

Total from investment operations	0.73		0.32	1.16	1.33	(3.05)	0.57

Less dividends and distributions:
From net investment income	(0.19)		(0.22)	(0.17)	(0.18)	(0.06)	—
From net realized gain on investments	(0.53)		(0.15)	—	(0.02)	(0.01)	—

Total dividends and distributions	(0.72)		(0.37)	(0.17)	(0.20)	(0.07)	—

Net asset value at end of period	$9.53		$9.52	$9.57	$8.58	$7.45	$10.57

Total investment return (b)	8.31	%(c)	3.34%	13.69%	18.30%	(29.14%)	5.80	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.48	%††	2.03%	1.95%	2.73%	2.06%	1.56	%††
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.13%	0.13	%††
Expenses (before waiver/reimbursement) (d)	0.36	%††	0.42%	0.61%	0.76%	1.45%	35.16	%††
Portfolio turnover rate	55%		97%	73%	68%	134%	25%
Net assets at end of period (in 000’s)	$68,406		$63,848	$47,125	$42,809	$19,743	$440

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

36	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,		January 8, 2009** through October 31,
	2012*		2011	2010	2009
Net asset value at beginning of period	$9.47		$9.52	$8.54	$7.21

Net investment income (loss) (a)	0.10		0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.61		0.13	0.98	1.21

Total from investment operations	0.71		0.28	1.12	1.33

Less dividends and distributions:
From net investment income	(0.16)		(0.18)	(0.14)	—
From net realized gain on investments	(0.53)		(0.15)	—	—

Total dividends and distributions	(0.69)		(0.33)	(0.14)	—

Net asset value at end of period	$9.49		$9.47	$9.52	$8.54

Total investment return (b)	8.04	%(c)	3.08%	13.29%	18.45	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.09	%††	1.61%	1.54%	1.82	%††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.71	%††	0.77%	0.96%	1.09	%††
Portfolio turnover rate	55%		97%	73%	68%
Net assets at end of period (in 000’s)	$24,530		$21,392	$1,718	$1,057

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	37

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,			May 1, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$9.45		$9.51	$8.54	$7.42	$9.98

Net investment income (loss) (a)	0.09		0.15	0.11	0.17	0.10
Net realized and unrealized gain (loss) on investments	0.61		0.11	0.99	1.12	(2.66)

Total from investment operations	0.70		0.26	1.10	1.29	(2.56)

Less dividends and distributions:
From net investment income	(0.15)		(0.17)	(0.13)	(0.15)	—
From net realized gain on investments	(0.53)		(0.15)	—	(0.02)	—

Total dividends and distributions	(0.68)		(0.32)	(0.13)	(0.17)	—

Net asset value at end of period	$9.47		$9.45	$9.51	$8.54	$7.42

Total investment return (b)	7.99	%(c)	2.71%	13.02%	17.71%	(25.65	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.88	%††	1.52%	1.33%	2.31%	2.61	% ††
Net expenses (d)	0.72	%††	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	0.96	%††	1.02%	1.21%	1.37%	1.81	% ††
Portfolio turnover rate	55%		97%	73%	68%	134%
Net assets at end of period (in 000’s)	$2,092		$2,060	$1,915	$1,713	$1,305

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

38	MainStay Retirement 2020 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2030 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from Class to Class based on differences in Class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.93 8.92%	–6.59 –1.15%	–0.20 0.97%	1.89 1.89%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.05 9.05	–6.50 –1.06	–0.12 1.06	1.56 1.56
Class I Shares	No Sales Charge		9.19	–0.74	1.33	1.31
Class R2 Shares[4]	No Sales Charge		9.03	–1.18	0.95	1.66
Class R3 Shares[5]	No Sales Charge		8.82	–1.36	0.72	1.91

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through
February 27, 2008, adjusted for differences in expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been different.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	39

Benchmark Performance	Six Months	One Year	Since Inception
S&P 500® Index[6]	12.77%	4.76%	0.67%
MSCI EAFE® Index[7]	2.44	–12.82	–5.25
Barclays U.S. Aggregate Bond Index[8]	2.44	7.54	6.83
Average Lipper Mixed-Asset Target 2030 Fund[9]	7.73	–0.68	–0.15

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2030 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

40	MainStay Retirement 2030 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2030 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,089.20	$2.44	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,090.50	$1.92	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,091.90	$0.62	$1,024.30	$0.60

Class R2 Shares	$1,000.00	$1,090.30	$2.44	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,088.20	$3.74	$1,021.30	$3.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	41

Investment Objectives of Underlying Funds as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 46 for specific holdings within these categories.

42	MainStay Retirement 2030 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2030 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Retirement 2030 Fund returned 8.92% for Investor Class shares and 9.05% for Class A shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 9.19%, Class R2 shares returned 9.03% and Class R3 shares returned 8.82%. All share classes outperformed the 7.73% return of the average Lipper2 mixed-asset target 2030 fund for the six months ended April 30, 2012. Over the same period, all share classes underperformed the 12.77% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 2.44% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 2.44% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 39 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large- cap equities. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund has experienced in terms of relative performance.

Several significant factors contributed positively to the Fund’s relative performance, and all of them were related to the Fund’s procyclical posture. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities throughout much of the reporting period. This positioning made a positive contribution, as did a strong bias toward U.S. stocks over those that were traded in overseas markets. In the fixed-income portion of the Fund, holdings were meaningfully tilted away from government securities and toward lower-rated corporate instruments, a posture that also helped performance.

Strong results from several Underlying Funds also helped the Fund’s relative performance. Notable among them were MainStay International Equity Fund, MainStay ICAP Equity Fund, MainStay Epoch U.S. All Cap Fund and MainStay Flexible Bond Opportunities Fund, all of which fared very well within their respective categories.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Encouraged by signs of strength in the domestic economy, the Fund emphasized equities from the beginning of the reporting period through mid-February, at which point we sought an allocation mix closer to the target allocations outlined in the Prospectus. We were concerned that investors were growing a bit too complacent and not properly pricing lingering risks.

Within equities, we pursued two basic themes. The first and more pronounced theme was a preference for Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Fund pursued was a slight bias toward Underlying Funds that invest in large-company stocks over Underlying Funds that invest in smaller-company stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital and were better positioned to benefit from consumption growth in the

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 40 for more information on Lipper Inc.
3.	See footnote on page 40 for more information on the S&P 500® Index.
4.	See footnote on page 40 for more information on the MSCI EAFE® Index.
5.	See footnote on page 40 for more information on the Barclays U.S. Aggregate Bond Index.

mainstayinvestments.com	43

developing world. Large-company stocks did outperform during this six-month reporting period, but not by a significant margin.

In the fixed-income side of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning is based on our continued belief that since corporations have significantly improved the quality of their balance sheets in the past few years, default rates are likely to remain subdued for the foreseeable future. This reasoning made the higher yields available on corporate bonds quite attractive when compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

The most notable changes in the Fund’s allocations related to our ongoing effort to increase the cost-efficiency of the Fund. Positions that we viewed as less efficient were sold. We allocated the proceeds largely to the low-cost MainStay S&P 500 Index Fund and iShares Russell 2000 Index ETF on the equity side and primarily to MainStay Intermediate Term Bond Fund and MainStay Floating Rate Fund in the fixed-income portion of the Fund.

Within equities, there was a reduction the Fund’s positions in Vanguard Emerging Markets Stock Index ETF, MainStay 130/30 International Fund and MainStay Epoch International Small Cap Fund with a commensurate increase in the Fund’s position in MainStay Common Stock Fund. This reallocation increased the Fund’s focus on Underlying Funds that invest in U.S. issuers over those that invest in foreign issuers. Also worthy of mention was a shift out of MainStay Global High Income Fund, which focuses on U.S. dollar denominated instruments, into Market Vectors Emerging Market Bond ETF, which invests in local currency bonds.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

All Underlying Equity Funds in which the Fund invested generated positive total returns for the reporting period. Among these Underlying Funds, the highest total returns came from MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund. The Underlying Equity Fund positions with the lowest total returns were MainStay ICAP International Fund and MainStay 130/30 International Fund, both of which invest overseas.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The Fund’s strongest positive contributions tend to come from among its largest Underlying Fund positions. (Contributions take weightings and total returns into account.) MainStay MAP Fund, which on average was the Fund’s largest equity position during the reporting period, made the strongest positive contribution. MainStay Epoch U.S. All Cap Fund, the Fund’s second-largest equity position, was the second-strongest contributor to the Fund’s performance.

The smallest contributions tend to come from some of the Fund’s smallest positions. During the reporting period, MainStay 130/30 International Fund and SPDR S&P Emerging Markets Equity ETF provided the smallest contributions to overall performance in the equity portion of the Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

During the reporting period, a number of forces put downward pressure on interest rates. Among these were lingering concerns about the global economic recovery and widespread anxiety that the European sovereign debt crisis might reignite. Central banks pledged to maintain interest rates near zero through the end of 2014; and the Federal Reserve proceeded with operation twist, a program through which the Federal Reserve sold short-term U.S. Treasury securities and purchased longer-term U.S. Treasury notes and bonds. Any effects on interest rates were largely countered by evidence of a strengthening economy in the United States. The net result was that high-grade bonds generated modestly positive returns while lower-quality instruments fared somewhat better.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Underlying Fixed Income Funds with substantial allocations to equity-linked and credit-sensitive instruments provided the strongest performance during the reporting period. Underlying Fixed Income Funds with substantial allocations to cash and short-duration bonds posted the lowest returns.

44	MainStay Retirement 2030 Fund

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

Although MainStay High Yield Opportunities Fund and MainStay Convertible Fund generated the highest total returns during the reporting period, the most significant contributions to the Fund’s overall performance came from larger positions in MainStay Flexible Bond Opportunities Fund and MainStay Floating Rate Fund.

The smallest contributions to the Fund’s performance came from small positions in Underlying Funds that invest primarily in money market instruments and from Barclays International Treasury Bond ETF. When MainStay Cash Reserves Fund was liquidated, the Fund shifted assets from this Underlying Fund to MainStay Principal Preservation Fund. During the reporting period, all of the Underlying Fixed Income Funds in which the Fund invested provided positive total returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	45

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Affiliated Investment Companies 90.4%†
Equity Funds 69.1%
MainStay Common Stock Fund Class I (a)	613,257	$7,702,511
MainStay Epoch International Small Cap Fund Class I	283,344	5,094,526
MainStay Epoch U.S. All Cap Fund Class I	594,378	14,841,620
MainStay ICAP Equity Fund Class I	305,665	11,948,430
MainStay ICAP International Fund Class I	339,958	9,617,405
MainStay ICAP Select Equity Fund Class I	120,075	4,467,985
MainStay International Equity Fund Class I	279,334	3,245,862
MainStay Large Cap Growth Fund Class I	1,539,160	12,621,113
MainStay MAP Fund Class I	575,350	19,607,933
MainStay S&P 500 Index Fund Class I	417,619	13,535,024

Total Equity Funds (Cost $93,655,269)		102,682,409

Fixed Income Funds 21.3%
MainStay Convertible Fund Class I	98,001	1,478,836
MainStay Floating Rate Fund Class I	1,086,647	10,290,551
MainStay High Yield Corporate Bond Fund Class I	538,904	3,206,481
MainStay Intermediate Term Bond Fund Class I	1,261,108	13,657,803
MainStay Principal Preservation Fund Class I	2,945,254	2,945,254

Total Fixed Income Funds (Cost $31,380,110)		31,578,925

Total Affiliated Investment Companies (Cost $125,035,379)		134,261,334

	Shares	Value
Unaffiliated Investment Companies 9.5%
Equity Funds 7.5%
iShares Russell 2000 Index ETF	67,578	$5,502,877
Vanguard Emerging Markets ETF	134,659	5,727,047

Total Equity Funds (Cost $10,688,087)		11,229,924

Fixed Income Fund 2.0%
Market Vectors Emerging Markets Local Currency Bond ETF	112,027	2,959,753

Total Fixed Income Fund (Cost $2,963,297)		2,959,753

Total Unaffiliated Investment Companies (Cost $13,651,384)		14,189,677

Total Investments (Cost $138,686,763) (b)	99.9%	148,451,011
Other Assets, Less Liabilities	0.1	149,615
Net Assets	100.0%	$148,600,626

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2012, cost is $139,384,719 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$9,812,312
Gross unrealized depreciation	(746,020)

Net unrealized appreciation	$9,066,292

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

46	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$102,682,409	$—	$—	$102,682,409
Fixed Income Funds	31,578,925	—	—	31,578,925

Total Affiliated Investment Companies	134,261,334	—	—	134,261,334

Unaffiliated Investment Companies
Equity Funds	11,229,924	—	—	11,229,924
Fixed Income Fund	2,959,753	—	—	2,959,753

Total Unaffiliated Investment Companies	14,189,677	—	—	14,189,677

Total Investments	$148,451,011	$—	$—	$148,451,011

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	47

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $125,035,379)	$134,261,334
Investments in unaffiliated investment companies, at value (identified cost $13,651,384)	14,189,677
Receivables:
Fund shares sold	394,992
Manager (See Note 3)	14,403
Investment securities sold	5,981
Other assets	31,414

Total assets	148,897,801

Liabilities
Due to custodian	5,981
Payables:
Fund shares redeemed	204,829
Transfer agent (See Note 3)	38,923
Professional fees	21,398
Shareholder communication	15,622
NYLIFE Distributors (See Note 3)	9,243
Custodian	893
Trustees	286

Total liabilities	297,175

Net assets	$148,600,626

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,425
Additional paid-in capital	138,746,155

138,762,580
Undistributed net investment income	397,572
Accumulated net realized gain (loss) on investments	(323,774)
Net unrealized appreciation (depreciation) on investments	9,764,248

Net assets	$148,600,626

Investor Class
Net assets applicable to outstanding shares	$3,750,361

Shares of beneficial interest outstanding	416,035

Net asset value per share outstanding	$9.01
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.53

Class A
Net assets applicable to outstanding shares	$11,061,920

Shares of beneficial interest outstanding	1,230,265

Net asset value per share outstanding	$8.99
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.51

Class I
Net assets applicable to outstanding shares	$109,337,676

Shares of beneficial interest outstanding	12,060,227

Net asset value and offering price per share outstanding	$9.07

Class R2
Net assets applicable to outstanding shares	$17,850,011

Shares of beneficial interest outstanding	1,985,818

Net asset value and offering price per share outstanding	$8.99

Class R3
Net assets applicable to outstanding shares	$6,600,658

Shares of beneficial interest outstanding	733,025

Net asset value and offering price per share outstanding	$9.00

48	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$1,443,693
Dividend distributions from unaffiliated investment companies	234,233

Total income	1,677,926

Expenses
Transfer agent (See Note 3)	116,941
Manager (See Note 3)	71,117
Distribution/Service—Investor Class (See Note 3)	3,945
Distribution/Service—Class A (See Note 3)	16,009
Distribution/Service—Class R2 (See Note 3)	20,392
Distribution/Service—Class R3 (See Note 3)	15,683
Registration	34,725
Professional fees	17,093
Shareholder service (See Note 3)	11,294
Shareholder communication	10,341
Custodian	4,288
Trustees	2,003
Miscellaneous	5,012

Total expenses before waiver/reimbursement	328,843
Expense waiver/reimbursement from Manager (See Note 3)	(171,049)
Expense reimbursement from Transfer agent (See Note 3)	(8)

Net expenses	157,786

Net investment income (loss)	1,520,140

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(766,044)
Unaffiliated investment company transactions	(320,343)
Realized capital gain distributions from affiliated investment companies	1,460,773

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	374,386

Net change in unrealized appreciation (depreciation) on investments	10,479,986

Net realized and unrealized gain (loss) on investments	10,854,372

Net increase (decrease) in net assets resulting from operations	$12,374,512

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	49

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,520,140	$1,880,205
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	374,386	10,697,927
Net change in unrealized appreciation (depreciation) on investments	10,479,986	(10,508,630)

Net increase (decrease) in net assets resulting from operations	12,374,512	2,069,502

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(37,649)	(29,235)
Class A	(192,901)	(206,887)
Class I	(1,656,569)	(1,177,323)
Class R2	(201,066)	(42,653)
Class R3	(68,102)	(75,848)

	(2,156,287)	(1,531,946)

From net realized gain on investments:
Investor Class	(203,973)	(10,738)
Class A	(964,933)	(72,139)
Class I	(7,280,971)	(361,008)
Class R2	(1,104,637)	(15,861)
Class R3	(432,561)	(33,113)

	(9,987,075)	(492,859)

Total dividends and distributions to shareholders	(12,143,362)	(2,024,805)

Capital share transactions:
Net proceeds from sale of shares	19,247,666	83,765,951
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	12,140,941	2,023,093
Cost of shares redeemed	(25,007,367)	(31,033,795)

Increase (decrease) in net assets derived from capital share transactions	6,381,240	54,755,249

Net increase (decrease) in net assets	6,612,390	54,799,946

Net Assets
Beginning of period	141,988,236	87,188,290

End of period	$148,600,626	$141,988,236

Undistributed net investment income at end of period	$397,572	$1,033,719

50	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$9.03		$8.99	$7.97	$6.92	$9.60

Net investment income (loss) (a)	0.08		0.12	0.09	0.12	0.07
Net realized and unrealized gain (loss) on investments	0.65		0.10	1.04	1.07	(2.75)

Total from investment operations	0.73		0.22	1.13	1.19	(2.68)

Less dividends and distributions:
From net investment income	(0.12)		(0.13)	(0.11)	(0.13)	—
From net realized gain on investments	(0.63)		(0.05)	—	(0.01)	—

Total dividends and distributions	(0.75)		(0.18)	(0.11)	(0.14)	—

Net asset value at end of period	$9.01		$9.03	$8.99	$7.97	$6.92

Total investment return (b)	8.92	%(c)	2.46%	14.30%	17.67%	(27.92	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77	%††	1.33%	1.05%	1.75%	1.26	% ††
Net expenses (d)	0.47	%††	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (d)	0.91	%††	0.98%	1.34%	1.70%	1.42	% ††
Portfolio turnover rate	60%		104%	60%	71%	148%
Net assets at end of period (in 000’s)	$3,750		$2,768	$1,785	$606	$104

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	51

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.01		$8.97	$7.95	$6.92	$10.59	$10.00

Net investment income (loss)	0.09	(a)	0.14 (a)	0.10 (a)	0.15 (a)	0.11 (a)	0.02
Net realized and unrealized gain (loss) on investments	0.65		0.09	1.04	1.05	(3.69)	0.57

Total from investment operations	0.74		0.23	1.14	1.20	(3.58)	0.59

Less dividends and distributions:
From net investment income	(0.13)		(0.14)	(0.12)	(0.16)	(0.08)	—
From net realized gain on investments	(0.63)		(0.05)	—	(0.01)	(0.01)	—

Total dividends and distributions	(0.76)		(0.19)	(0.12)	(0.17)	(0.09)	—

Net asset value at end of period	$8.99		$9.01	$8.97	$7.95	$6.92	$10.59

Total investment return (b)	9.05	%(c)	2.55%	14.40%	17.63%	(33.97%)	5.90	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.04	%††	1.52%	1.25%	2.14%	1.22%	0.71	%††
Net expenses (d)	0.37	%††	0.37%	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (d)	0.61	%††	0.65%	0.89%	1.01%	1.76%	35.87	%††
Portfolio turnover rate	60%		104%	60%	71%	148%	42%
Net assets at end of period (in 000’s)	$11,062		$13,573	$12,733	$10,314	$4,784	$306

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

52	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$9.08		$9.04	$8.00	$6.94	$10.60	$10.00

Net investment income (loss)	0.10	(a)	0.15 (a)	0.13 (a)	0.17 (a)	0.13 (a)	0.03
Net realized and unrealized gain (loss) on investments	0.66		0.10	1.04	1.04	(3.69)	0.57

Total from investment operations	0.76		0.25	1.17	1.21	(3.56)	0.60

Less dividends and distributions:
From net investment income	(0.14)		(0.16)	(0.13)	(0.14)	(0.09)	—
From net realized gain on investments	(0.63)		(0.05)	—	(0.01)	(0.01)	—

Total dividends and distributions	(0.77)		(0.21)	(0.13)	(0.15)	(0.10)	—

Net asset value at end of period	$9.07		$9.08	$9.04	$8.00	$6.94	$10.60

Total investment return (b)	9.19	%(c)	2.85%	14.77%	17.96%	(33.86%)	6.00	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.24	%††	1.58%	1.52%	2.37%	1.49%	0.96	%††
Net expenses (d)	0.12	%††	0.12%	0.12%	0.12%	0.13%	0.13	%††
Expenses (before waiver/reimbursement) (d)	0.36	%††	0.40%	0.64%	0.76%	1.36%	35.62	%††
Portfolio turnover rate	60%		104%	60%	71%	148%	42%
Net assets at end of period (in 000’s)	$109,338		$104,015	$63,817	$50,513	$23,249	$287

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	53

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,		January 8, 2009** through October 31,
	2012*		2011	2010	2009
Net asset value at beginning of period	$9.00		$8.96	$7.94	$6.64

Net investment income (loss) (a)	0.08		0.11	0.09	0.08
Net realized and unrealized gain (loss) on investments	0.66		0.11	1.03	1.22

Total from investment operations	0.74		0.22	1.12	1.30

Less dividends and distributions:
From net investment income	(0.12)		(0.13)	(0.10)	—
From net realized gain on investments	(0.63)		(0.05)	—	—

Total dividends and distributions	(0.75)		(0.18)	(0.10)	—

Net asset value at end of period	$8.99		$9.00	$8.96	$7.94

Total investment return (b)	9.03	%(c)	2.45%	14.27%	19.58	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83	%††	1.22%	1.10%	1.34	%††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (e)	0.71	%††	0.75%	0.99%	1.10	%††
Portfolio turnover rate	60%		104%	60%	71%
Net assets at end of period (in 000’s)	$17,850		$15,517	$2,907	$1,540

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

54	MainStay Retirement 2030 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,			May 1, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$9.01		$8.97	$7.96	$6.92	$9.76

Net investment income (loss) (a)	0.07		0.11	0.08	0.14	0.03
Net realized and unrealized gain (loss) on investments	0.65		0.09	1.02	1.03	(2.87)

Total from investment operations	0.72		0.20	1.10	1.17	(2.84)

Less dividends and distributions:
From net investment income	(0.10)		(0.11)	(0.09)	(0.12)	—
From net realized gain on investments	(0.63)		(0.05)	—	(0.01)	—

Total dividends and distributions	(0.73)		(0.16)	(0.09)	(0.13)	—

Net asset value at end of period	$9.00		$9.01	$8.97	$7.96	$6.92

Total investment return (b)	8.82	%(c)	2.23%	13.97%	17.28%	(29.10	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60	%††	1.18%	0.91%	1.98%	0.79	% ††
Net expenses (d)	0.72	%††	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (d)	0.96	%††	1.00%	1.24%	1.36%	1.69	% ††
Portfolio turnover rate	60%		104%	60%	71%	148%
Net assets at end of period (in 000’s)	$6,601		$6,115	$5,946	$4,901	$3,695

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	55

MainStay Retirement 2040 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.43 9.45%	–7.23 –1.83%	–0.78 0.39%	2.05 2.05%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.45 9.47	–7.15 –1.75	–0.72 0.45	1.71 1.71
Class I Shares	No Sales Charge		9.75	–1.52	0.70	1.46
Class R2 Shares[4]	No Sales Charge		9.40	–1.90	0.37	1.81
Class R3 Shares[5]	No Sales Charge		9.24	–2.16	0.09	2.06

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been different.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

56	MainStay Retirement 2040 Fund

Benchmark Performance	Six Months	One Year	Since Inception
S&P 500® Index[6]	12.77%	4.76%	0.67%
MSCI EAFE® Index[7]	2.44	–12.82	–5.25
Barclays U.S. Aggregate Bond Index[8]	2.44	7.54	6.83
Average Lipper Mixed-Asset Target 2040 Fund[9]	8.41	–1.60	–0.50

and fees. Unadjusted, the performance shown for Class R3 shares might have been different.
6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2040 fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	57

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2040 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,094.50	$2.45	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,094.70	$1.93	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,097.50	$0.63	$1,024.30	$0.60

Class R2 Shares	$1,000.00	$1,094.00	$2.45	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,092.40	$3.75	$1,021.30	$3.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

58	MainStay Retirement 2040 Fund

Investment Objectives of Underlying Funds as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 63 for specific holdings within these categories.

mainstayinvestments.com	59

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2040 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Retirement 2040 Fund returned 9.45% for Investor Class shares and 9.47% for Class A shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 9.75%, Class R2 shares returned 9.40% and Class R3 shares returned 9.24%. All share classes outperformed the 8.41% return of the average Lipper2 mixed-asset target 2040 fund for the six months ended April 30, 2012. Over the same period, all share classes underperformed the 12.77% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 2.44% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 2.44% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 56 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. largecap equities. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund has experienced in terms of relative performance.

Several significant factors contributed positively to the Fund’s relative performance, and all of them were related to the Fund’s procyclical posture. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities throughout much of the reporting period. This positioning made a positive contribution, as did a strong bias toward U.S. stocks over those that were traded in overseas markets. In the fixed-income portion of the Fund, holdings were meaningfully tilted away from government securities and toward lower-rated corporate instruments, a posture that also helped performance.

Strong results from several Underlying Funds also helped the Fund’s relative performance. Notable among them were MainStay International Equity Fund, MainStay ICAP Equity Fund, MainStay Epoch U.S. All Cap Fund and MainStay Flexible Bond Opportunities Fund, all of which fared very well within their respective categories.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio-level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Encouraged by signs of strength in the domestic economy, the Fund emphasized equities from the beginning of the reporting period through mid-February, at which point we sought an allocation mix closer to the target allocations outlined in the Prospectus. We were concerned that investors were growing a bit too complacent and not properly pricing lingering risks.

Within equities, we pursued two basic themes. The first and more pronounced theme was a preference for Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Fund pursued was a slight bias toward Underlying Funds that invest in large-company stocks over Underlying Funds that invest in small-company stocks. This positioning was based on our perception that large companies were more

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 57 for more information on Lipper Inc.
3.	See footnote on page 57 for more information on the S&P 500® Index.
4.	See footnote on page 57 for more information on the MSCI EAFE® Index.
5.	See footnote on page 57 for more information on the Barclays U.S. Aggregate Bond Index.

60	MainStay Retirement 2040 Fund

attractively valued, had superior access to capital and were better positioned to benefit from consumption growth in the developing world. Large-company stocks did outperform during this six-month reporting period, but not by a significant margin.

In the fixed-income side of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues. This positioning is based on our continued belief that since corporations have significantly improved the quality of their balance sheets in the past few years, default rates are likely to remain subdued for the foreseeable future. This reasoning made the higher yields available on corporate bonds quite attractive when compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

The most notable changes in the Fund’s allocations related to our ongoing effort to increase the cost-efficiency of the Fund. Positions that we viewed as less efficient were sold. We allocated the proceeds largely to the low-cost MainStay S&P 500 Index Fund and iShares Russell 2000 Index ETF on the equity side and primarily to MainStay Intermediate Term Bond Fund and MainStay Floating Rate Fund in the fixed-income portion of the Fund.

Within equities, there was a reduction in the Fund’s positions in Vanguard Emerging Markets Stock Index ETF, MainStay 130/30 International Fund and MainStay Epoch International Small Cap Fund with a commensurate increase in the Fund’s position in MainStay Common Stock Fund. This reallocation increased the Fund’s focus on Underlying Funds that invest in U.S. issuers over those that invest in foreign issuers. Also worthy of mention was a shift out of MainStay Global High Income Fund, which focuses on U.S. dollar denominated instruments, into Market Vectors Emerging Market Bond ETF, which invests in local currency bonds.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

All Underlying Equity Funds in which the Fund invested generated positive total returns for the reporting period. Among these Underlying Funds, the highest total returns came from MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund. The Underlying Equity Fund positions with the lowest total returns were MainStay ICAP International Fund and MainStay 130/30 International Fund, both of which invest overseas.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The Fund’s strongest positive contributions tend to come from among its largest Underlying Fund positions. (Contributions take weightings and total returns into account.) MainStay MAP Fund, which on average was the Fund’s largest equity position during the reporting period, made the strongest positive contribution. MainStay Epoch U.S. All Cap Fund, the Fund’s second-largest equity position, was the second-strongest contributor to the Fund’s performance.

The smallest contributions tend to come from some of the Fund’s smallest positions. During the reporting period, MainStay 130/30 International Fund and SPDR S&P Emerging Markets Equity ETF provided the smallest contributions to overall performance in the equity portion of the Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

During the reporting period, a number of forces put downward pressure on interest rates. Among these were lingering concerns about the global economic recovery and widespread anxiety that the European sovereign debt crisis might reignite. Central banks pledged to maintain interest rates near zero through the end of 2014; and the Federal Reserve proceeded with operation twist, a program through which the Federal Reserve sold short-term U.S. Treasury securities and purchased longer-term U.S. Treasury notes and bonds. Any effects on interest rates were largely countered by evidence of a strengthening economy in the United States. The net result was that high-grade bonds generated modestly positive returns while lower-quality instruments fared somewhat better.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Underlying Fixed Income Funds with substantial allocations to equity-linked and credit-sensitive instruments provided the strongest performance during the reporting period. Underlying Fixed Income Funds with substantial allocations to cash and short-duration bonds posted the lowest returns.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

Although MainStay High Yield Opportunities Fund and MainStay Convertible Fund generated the highest total returns during the reporting period, the most significant contributions to the Fund’s overall performance came from larger positions in MainStay

mainstayinvestments.com	61

Flexible Bond Opportunities Fund and MainStay Floating Rate Fund.

The smallest contributions to the Fund’s performance came from small positions in Underlying Funds that invest primarily in money market instruments and from MainStay Intermediate Term Bond Fund. When MainStay Cash Reserves Fund was liquidated, the Fund shifted assets from this Underlying Fund to MainStay Principal Preservation Fund. During the reporting period, all of the Underlying Fixed Income Funds in which the Fund invested provided positive total returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

62	MainStay Retirement 2040 Fund

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value

Affiliated Investment Companies 86.2%†
Equity Funds 73.9%
MainStay Common Stock Fund Class I (a)	495,311	$6,221,106
MainStay Epoch International Small Cap Fund Class I	190,850	3,431,479
MainStay Epoch U.S. All Cap Fund Class I	348,108	8,692,256
MainStay ICAP Equity Fund Class I	165,160	6,456,115
MainStay ICAP International Fund Class I	248,438	7,028,305
MainStay ICAP Select Equity Fund Class I	72,423	2,694,875
MainStay International Equity Fund Class I	205,051	2,382,697
MainStay Large Cap Growth Fund Class I	912,725	7,484,348
MainStay MAP Fund Class I	393,625	13,414,753
MainStay S&P 500 Index Fund Class I	271,449	8,797,647

Total Equity Funds (Cost $61,567,470)		66,603,581

Fixed Income Funds 12.3%
MainStay Convertible Fund Class I	38,634	582,984
MainStay Floating Rate Fund Class I	441,570	4,181,672
MainStay High Yield Corporate Bond Fund Class I	210,591	1,253,015
MainStay Intermediate Term Bond Fund Class I	362,350	3,924,246
MainStay Principal Preservation Fund Class I	1,181,316	1,181,316

Total Fixed Income Funds (Cost $11,057,732)		11,123,233

Total Affiliated Investment Companies (Cost $72,625,202)		77,726,814

	Shares	Value

Unaffiliated Investment Companies 13.6%
Equity Funds 12.2%
iShares Russell 2000 Index ETF	87,669	$7,138,887
Vanguard Emerging Markets ETF	90,020	3,828,550

Total Equity Funds (Cost $10,586,574)		10,967,437

Fixed Income Fund 1.4%
Market Vectors Emerging Markets Local Currency Bond ETF	47,336	1,250,617

Total Fixed Income Fund (Cost $1,253,826)		1,250,617

Total Unaffiliated Investment Companies (Cost $11,840,400)		12,218,054

Total Investments (Cost $84,465,602) (b)	99.8%	89,944,868
Other Assets, Less Liabilities	0.2	224,622
Net Assets	100.0%	$90,169,490

†	Percentages indicated are based on Fund net assets.

(a)	The Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class. (See Note 3)

(b)	As of April 30, 2012, cost is $84,803,896 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$5,663,735
Gross unrealized depreciation	(522,763)

Net unrealized appreciation	$5,140,972

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	63

Portfolio of Investments April 30, 2012 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$66,603,581	$—	$—	$66,603,581
Fixed Income Funds	11,123,233	—	—	11,123,233

Total Affiliated Investment Companies	77,726,814	—	—	77,726,814

Unaffiliated Investment Companies
Equity Funds	10,967,437	—	—	10,967,437
Fixed Income Funds	1,250,617	—	—	1,250,617

Total Unaffiliated Investment Companies	12,218,054	—	—	12,218,054

Total Investments	$89,944,868	$—	$—	$89,944,868

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

64	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $72,625,202)	$77,726,814
Investments in unaffiliated investment companies, at value (identified cost $11,840,400)	12,218,054
Receivables:
Fund shares sold	283,450
Manager (See Note 3)	17,635
Other assets	29,278

Total assets	90,275,231

Liabilities
Payables:
Fund shares redeemed	36,996
Transfer agent (See Note 3)	32,175
Professional fees	19,225
Shareholder communication	9,842
NYLIFE Distributors (See Note 3)	6,347
Custodian	998
Trustees	158

Total liabilities	105,741

Net assets	$90,169,490

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,144
Additional paid-in capital	84,551,586

84,561,730
Undistributed net investment income	141,246
Accumulated net realized gain (loss) on investments	(12,752)
Net unrealized appreciation (depreciation) on investments	5,479,266

Net assets	$90,169,490

Investor Class
Net assets applicable to outstanding shares	$3,115,403

Shares of beneficial interest outstanding	351,350

Net asset value per share outstanding	$8.87
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share outstanding	$9.39

Class A
Net assets applicable to outstanding shares	$6,101,440

Shares of beneficial interest outstanding	690,874

Net asset value per share outstanding	$8.83
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.34

Class I
Net assets applicable to outstanding shares	$64,136,077

Shares of beneficial interest outstanding	7,200,548

Net asset value and offering price per share outstanding	$8.91

Class R2
Net assets applicable to outstanding shares	$11,260,803

Shares of beneficial interest outstanding	1,271,863

Net asset value and offering price per share outstanding	$8.85

Class R3
Net assets applicable to outstanding shares	$5,555,767

Shares of beneficial interest outstanding	629,001

Net asset value and offering price per share outstanding	$8.83

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	65

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$739,638
Dividend distributions from unaffiliated investment companies	141,709

Total income	881,347

Expenses
Transfer agent (See Note 3)	105,336
Manager (See Note 3)	42,405
Distribution/Service—Investor Class (See Note 3)	3,331
Distribution/Service—Class A (See Note 3)	8,637
Distribution/Service—Class R2 (See Note 3)	12,567
Distribution/Service—Class R3 (See Note 3)	13,142
Registration	33,759
Professional fees	15,084
Shareholder service (See Note 3)	7,655
Shareholder communication	6,578
Custodian	4,127
Trustees	1,187
Miscellaneous	4,217

Total expenses before waiver/reimbursement	258,025
Expense waiver/reimbursement from Manager (See Note 3)	(158,355)
Expense reimbursement from Transfer agent (See Note 3)	(3)

Net expenses	99,667

Net investment income (loss)	781,680

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(217,532)
Unaffiliated investment company transactions	(349,747)
Realized capital gain distributions from affiliated investment companies	889,921
Realized capital gain distributions from unaffiliated investment companies	3,000

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	325,642

Net change in unrealized appreciation (depreciation) on investments	6,588,800

Net realized and unrealized gain (loss) on investments	6,914,442

Net increase (decrease) in net assets resulting from operations	$7,696,122

66	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$781,680	$861,123
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	325,642	6,052,197
Net change in unrealized appreciation (depreciation) on investments	6,588,800	(6,246,547)

Net increase (decrease) in net assets resulting from operations	7,696,122	666,773

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(25,228)	(18,662)
Class A	(81,940)	(90,850)
Class I	(785,950)	(526,048)
Class R2	(91,012)	(41,846)
Class R3	(41,287)	(47,438)

	(1,025,417)	(724,844)

From net realized gain on investments:
Investor Class	(167,658)	(17,030)
Class A	(499,035)	(77,851)
Class I	(4,038,074)	(387,508)
Class R2	(643,300)	(39,261)
Class R3	(348,253)	(53,257)

	(5,696,320)	(574,907)

Total dividends and distributions to shareholders	(6,721,737)	(1,299,751)

Capital share transactions:
Net proceeds from sale of shares	12,647,459	52,177,059
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,721,660	1,298,805
Cost of shares redeemed	(13,865,484)	(18,889,057)

Increase (decrease) in net assets derived from capital share transactions	5,503,635	34,586,807

Net increase (decrease) in net assets	6,478,020	33,953,829

Net Assets
Beginning of period	83,691,470	49,737,641

End of period	$90,169,490	$83,691,470

Undistributed net investment income at end of period	$141,246	$384,983

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	67

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$8.79		$8.80	$7.75	$6.74	$9.56

Net investment income (loss) (a)	0.06		0.09	0.06	0.09	0.06
Net realized and unrealized gain (loss) on investments	0.70		0.11 (b)	1.08	1.04	(2.88)

Total from investment operations	0.76		0.20	1.14	1.13	(2.82)

Less dividends and distributions:
From net investment income	(0.09)		(0.11)	(0.09)	(0.12)	—
From net realized gain on investments	(0.59)		(0.10)	—	—	—

Total dividends and distributions	(0.68)		(0.21)	(0.09)	(0.12)	—

Net asset value at end of period	$8.87		$8.79	$8.80	$7.75	$6.74

Total investment return (c)	9.45	%(d)	2.20%	14.76%	17.20%	(29.50	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.49	%††	1.00%	0.77%	1.25%	1.10	% ††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (e)	1.00	%††	1.13%	1.60%	1.94%	1.93	% ††
Portfolio turnover rate	55%		111%	65%	75%	145%
Net assets at end of period (in 000’s)	$3,115		$2,306	$1,337	$614	$81

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

68	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.76		$8.77	$7.72	$6.75	$10.61	$10.00

Net investment income (loss) (a)	0.08		0.11	0.08	0.12	0.10	0.02
Net realized and unrealized gain (loss) on investments	0.68		0.10 (b)	1.06	1.00	(3.91)	0.59

Total from investment operations	0.76		0.21	1.14	1.12	(3.81)	0.61

Less dividends and distributions:
From net investment income	(0.10)		(0.12)	(0.09)	(0.15)	(0.04)	—
From net realized gain on investments	(0.59)		(0.10)	—	—	(0.01)	—

Total dividends and distributions	(0.69)		(0.22)	(0.09)	(0.15)	(0.05)	—

Net asset value at end of period	$8.83		$8.76	$8.77	$7.72	$6.75	$10.61

Total investment return (c)	9.47	%(d)	2.29%	14.89%	17.09%	(36.07%)	6.10	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.75	%††	1.23%	0.97%	1.77%	1.07%	0.49	%††
Net expenses (e)	0.37	%††	0.37%	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (e)	0.74	%††	0.79%	1.02%	1.19%	2.57%	39.66	%††
Portfolio turnover rate	55%		111%	65%	75%	145%	25%
Net assets at end of period (in 000’s)	$6,101		$7,151	$6,826	$5,459	$2,364	$265

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	69

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.83		$8.84	$7.77	$6.76	$10.61	$10.00

Net investment income (loss) (a)	0.09		0.11	0.10	0.14	0.11	0.03
Net realized and unrealized gain (loss) on investments	0.70		0.12 (b)	1.08	1.00	(3.90)	0.58

Total from investment operations	0.79		0.23	1.18	1.14	(3.79)	0.61

Less dividends and distributions:
From net investment income	(0.12)		(0.14)	(0.11)	(0.13)	(0.05)	—
From net realized gain on investments	(0.59)		(0.10)	—	—	(0.01)	—

Total dividends and distributions	(0.71)		(0.24)	(0.11)	(0.13)	(0.06)	—

Net asset value at end of period	$8.91		$8.83	$8.84	$7.77	$6.76	$10.61

Total investment return (c)	9.75	%(d)	2.48%	15.24%	17.34%	(35.96%)	6.20	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96	%††	1.22%	1.22%	2.04%	1.25%	0.75	%††
Net expenses (e)	0.12	%††	0.12%	0.12%	0.12%	0.13%	0.13	%††
Expenses (before waiver/reimbursement) (e)	0.49	%††	0.54%	0.77%	0.94%	2.02%	39.47	%††
Portfolio turnover rate	55%		111%	65%	75%	145%	25%
Net assets at end of period (in 000’s)	$64,136		$59,619	$33,551	$27,031	$11,263	$273

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

70	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,		January 8, 2009** through October 31,
	2012*		2011	2010	2009
Net asset value at beginning of period	$8.77		$8.78	$7.72	$6.43

Net investment income (loss) (a)	0.07		0.09	0.06	0.05
Net realized and unrealized gain (loss) on investments	0.68		0.11 (b)	1.08	1.24

Total from investment operations	0.75		0.20	1.14	1.29

Less dividends and distributions:
From net investment income	(0.08)		(0.11)	(0.08)	—
From net realized gain on investments	(0.59)		(0.10)	—	—

Total dividends and distributions	(0.67)		(0.21)	(0.08)	—

Net asset value at end of period	$8.85		$8.77	$8.78	$7.72

Total investment return (c)	9.40	%(d)	2.17%	14.85%	20.06	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55	%††	0.97%	0.78%	0.91	%††
Net expenses (f)	0.47	%††	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	0.84	%††	0.89%	1.12%	1.26	%††
Portfolio turnover rate	55%		111%	65%	75%
Net assets at end of period (in 000’s)	$11,261		$9,559	$3,394	$1,425

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	71

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,			May 1, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$8.75		$8.76	$7.72	$6.73	$9.71

Net investment income (loss) (a)	0.06		0.08	0.05	0.11	0.04
Net realized and unrealized gain (loss) on investments	0.68		0.10 (b)	1.06	0.99	(3.02)

Total from investment operations	0.74		0.18	1.11	1.10	(2.98)

Less dividends and distributions:
From net investment income	(0.07)		(0.09)	(0.07)	(0.11)	—
From net realized gain on investments	(0.59)		(0.10)	—	—	—

Total dividends and distributions	(0.66)		(0.19)	(0.07)	(0.11)	—

Net asset value at end of period	$8.83		$8.75	$8.76	$7.72	$6.73

Total investment return (c)	9.24	%(d)	1.98%	14.47%	16.77%	(30.69	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32	%††	0.86%	0.61%	1.68%	1.07	% ††
Net expenses (e)	0.72	%††	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (e)	1.09	%††	1.14%	1.37%	1.55%	2.08	% ††
Portfolio turnover rate	55%		111%	65%	75%	145%
Net assets at end of period (in 000’s)	$5,556		$5,056	$4,628	$3,682	$2,767

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

72	MainStay Retirement 2040 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Retirement 2050 Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended April 30, 2012

Class	Sales Charge		Six Months	One Year	Since Inception (6/29/07)	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.64 9.68%	–7.75 –2.38%	–1.20 –0.04%	2.45 2.45%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	3.60 9.63	–7.69 –2.31	–1.12 0.04	1.85 1.85
Class I Shares	No Sales Charge		9.84	–1.96	0.31	1.60
Class R2 Shares[4]	No Sales Charge		9.61	–2.43	–0.05	1.95
Class R3 Shares[5]	No Sales Charge		9.43	–2.53	–0.30	2.20

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through
February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been different.
4.	Class R2 shares were first offered on June 29, 2007, although this class did not commence investment operations until January 8, 2009. Performance figures for Class R2 shares include the historical performance of Class A shares through January 7, 2009, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R2 shares might have been different.
5.	Class R3 shares were first offered on June 29, 2007, although this class did not commence investment operations until May 1, 2008. Performance figures for Class R3 shares include the historical performance of Class A shares through April 30, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	73

Benchmark Performance	Six Months	One Year	Since Inception
S&P 500® Index[6]	12.77%	4.76%	0.67%
MSCI EAFE® Index[7]	2.44	–12.82	–5.25
Barclays U.S. Aggregate Bond Index[8]	2.44	7.54	6.83
Average Lipper Mixed-Asset Target 2050+ Fund[9]	8.80	–1.88	–0.73

6.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500 Index is the Fund’s broad-based securities market index. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target 2050+ fund is representative of funds that seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2045. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be read in conjunction with them.

74	MainStay Retirement 2050 Fund

Cost in Dollars of a $1,000 Investment in MainStay Retirement 2050 Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2011, to April 30, 2012, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2011, to April 30, 2012.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2012. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/11	Ending Account Value (Based on Actual Returns and Expenses) 4/30/12	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/12	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,096.80	$2.45	$1,022.50	$2.36

Class A Shares	$1,000.00	$1,096.30	$1.93	$1,023.00	$1.86

Class I Shares	$1,000.00	$1,098.40	$0.63	$1,024.30	$0.60

Class R2 Shares	$1,000.00	$1,096.10	$2.45	$1,022.50	$2.36

Class R3 Shares	$1,000.00	$1,094.30	$3.75	$1,021.30	$3.62

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.47% for Investor Class, 0.37% for Class A, 0.12% for Class I, 0.47% for Class R2 and 0.72% for Class R3) multiplied by the average account value over the period, divided by 366 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	75

Investment Objectives of Underlying Funds as of April 30, 2012 (Unaudited)

See Portfolio of Investments beginning on page 80 for specific holdings within these categories.

76	MainStay Retirement 2050 Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investments,1 the Fund’s Manager.

How did MainStay Retirement 2050 Fund perform relative to its peers and its benchmark during the six months ended April 30, 2012?

Excluding all sales charges, MainStay Retirement 2050 Fund returned 9.68% for Investor Class shares and 9.63% for Class A shares for the six months ended April 30, 2012. Over the same period, Class I shares returned 9.84%, Class R2 shares returned 9.61% and Class R3 shares returned 9.43%. All share classes outperformed the 8.80% return of the average Lipper2 mixed-asset target 2050+ fund for the six months ended April 30, 2012. Over the same period, all share classes underperformed the 12.77% return of the S&P 500® Index.3 The S&P 500® Index is the Fund’s broad-based securities-market index. All share classes outperformed the 2.44% return of the MSCI EAFE® Index,4 which is the secondary benchmark of the Fund. All share classes also outperformed the 2.44% return of the Barclays U.S. Aggregate Bond Index,5 which is an additional benchmark for the Fund. See page 73 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund invests primarily in mutual funds managed by New York Life Investments, mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) if a New York Life Investments managed mutual fund in a particular asset class is not available (collectively, “Underlying Funds”). The Underlying Funds may invest in fixed-income securities or in domestic or international equities at various capitalization levels. The Fund’s primary benchmark, on the other hand, consists entirely of U.S. large-cap equities. These differences—particularly the Fund’s significant allocation to Underlying Funds that invest in fixed-income securities and ones that invest in international equities—account for many of the challenges the Fund has experienced in terms of relative performance.

Several significant factors contributed positively to the Fund’s relative performance, and all of them were related to the Fund’s procyclical posture. Within the allocation ranges outlined in the Prospectus, we maintained a higher-than-normal position in equities throughout much of the reporting period. This positioning made a positive contribution, as did a strong bias toward U.S. stocks over those that were traded in overseas markets. In the fixed-income portion of the Fund, holdings were meaningfully tilted away from government securities and toward lower-rated corporate instruments, a posture that also helped performance.

Strong results from several Underlying Funds also helped the Fund’s relative performance. Notable among them were MainStay International Equity Fund, MainStay ICAP Equity Fund, MainStay Epoch U.S. All Cap Fund and MainStay Flexible Bond Opportunities Fund, all of which fared very well within their respective categories.

How did you allocate the Fund’s assets during the reporting period and why?

In managing the Fund, we considered a variety of information, including the portfolio level characteristics of the Underlying Funds, such as capitalization, style biases, sector exposures, credit quality and duration. We also examined the attributes of the Underlying Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Funds. Generally speaking, we seek to invest in Underlying Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Fund’s allocations to stocks and bonds varied slightly over the course of the reporting period in response to the changing environment. Encouraged by signs of strength in the domestic economy, the Fund emphasized equities from the beginning of the reporting period through mid-February, at which point we sought an asset mix closer to the target allocation outlined in the Prospectus. We were concerned that investors were growing a bit too complacent and not properly pricing lingering risks.

Within equities, we pursued two basic themes. The first and more pronounced theme was a preference for Underlying Funds that invested in U.S. stocks over Underlying Funds that invested in issues traded in foreign markets. We believed that American institutions had more fully addressed structural problems in the wake of the 2008–2009 credit crisis than had many firms in competing developed markets. In our opinion, the U.S. economy was primed for a more durable recovery than we were likely to see elsewhere. So far, this view has been validated. The second theme the Fund pursued was a slight bias toward Underlying Funds that invest in large-company stocks over Underlying Funds that invest in smaller-company stocks. This positioning was based on our perception that large companies were more attractively valued, had superior access to capital and were better positioned to benefit from consumption growth in the developing world. Large-company stocks did outperform during this six-month reporting period, but not by a significant margin.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 74 for more information on Lipper Inc.
3.	See footnote on page 74 for more information on the S&P 500® Index.
4.	See footnote on page 74 for more information on the MSCI EAFE® Index.
5.	See footnote on page 74 for more information on the Barclays U.S. Aggregate Bond Index.

mainstayinvestments.com	77

In the fixed-income side of the Fund, we maintained a slightly shorter duration than the Barclays U.S. Aggregate Bond Index. We also tilted the Fund heavily toward Underlying Funds that invest in corporate bonds over those that invest in government-backed issues.This positioning is based on our continued belief that since corporations have significantly improved the quality of their balance sheets in the past few years, default rates are likely to remain subdued for the foreseeable future. This reasoning made the higher yields available on corporate bonds quite attractive when compared to the yields available on U.S. Treasury instruments.

How did the Fund’s allocations change over the course of the reporting period?

The most notable changes in the Fund’s allocations related to our ongoing effort to increase the cost-efficiency of the Fund. Positions that we viewed as less efficient were sold. We allocated the proceeds largely to the low-cost MainStay S&P 500 Index Fund and iShares Russell 2000 Index ETF on the equity side and primarily to MainStay Intermediate Term Bond Fund and MainStay Floating Rate Fund in the fixed-income portion of the Fund.

Within equities, there was a reduction in the Fund’s positions in Vanguard Emerging Markets Stock Index ETF, MainStay 130/30 International Fund and MainStay Epoch International Small Cap Fund with a commensurate increase in the Fund’s position in MainStay Common Stock Fund. This reallocation increased the Fund’s focus on Underlying Funds that invest in U.S. issuers over those that invest in foreign issuers. Also worthy of mention was a shift out of MainStay Global High Income Fund, which focuses on U.S. dollar denominated instruments, into Market Vectors Emerging Market Bond ETF, which invests in local currency bonds.

During the reporting period, which Underlying Equity Funds had the highest total returns and which Underlying Equity Funds had the lowest total returns?

All Underlying Equity Funds in which the Fund invested generated positive total returns for the reporting period. Among these Underlying Funds, the highest total returns came from MainStay S&P 500 Index Fund and MainStay Large Cap Growth Fund. The Underlying Equity Fund positions with the lowest total returns were MainStay ICAP International Fund and MainStay 130/30 International Fund, both of which invest overseas.

Which Underlying Equity Funds made the strongest contributions to the Fund’s overall performance, and which Underlying Equity Funds were the greatest detractors?

The Fund’s strongest positive contributions tend to come from among its largest Underlying Fund positions. (Contributions take weightings and total returns into account.) MainStay MAP Fund,

which on average was the Fund’s largest equity position during the reporting period, made the strongest positive contribution. MainStay Epoch U.S. All Cap Fund, the Fund’s second-largest equity position, was the second-strongest contributor to the Fund’s performance.

The smallest contributions tend to come from some of the Fund’s smallest positions. During the reporting period, MainStay 130/30 International Fund and SPDR S&P Emerging Markets Equity ETF provided the smallest contributions to overall performance in the equity portion of the Fund.

What factors and risks affected the Fund’s Underlying Fixed Income Fund investments during the reporting period?

During the reporting period, a number of forces put downward pressure on interest rates. Among these were lingering concerns about the global economic recovery and widespread anxiety that the European sovereign debt crisis might reignite. Central banks pledged to maintain interest rates near zero through the end of 2014; and the Federal Reserve proceeded with operation twist, a program through which the Federal Reserve sold short-term U.S. Treasury securities and purchased longer-term U.S. Treasury notes and bonds. Any effects on interest rates were largely countered by evidence of a strengthening economy in the United States. The net result was that high-grade bonds generated modestly positive returns while lower-quality instruments fared somewhat better.

During the reporting period, which fixed-income market segments were strong performers and which segments were particularly weak?

Underlying Fixed Income Funds with substantial allocations to equity-linked and credit-sensitive instruments provided the strongest performance during the reporting period. Underlying Fixed Income Funds with substantial allocations to cash and short-duration bonds posted the lowest returns.

Which Underlying Fixed Income Funds made the strongest contributions to the Fund’s performance, and which Underlying Fixed Income Funds were the greatest detractors?

Although MainStay High Yield Opportunities Fund and MainStay Convertible Fund generated the highest total returns during the reporting period, the most significant contributions to the Fund’s overall performance came from larger positions in MainStay Flexible Bond Opportunities Fund and MainStay Floating Rate Fund.

The smallest contributions to the Fund’s performance came from small positions in Underlying Funds that invest primarily in money market instruments and from MainStay Intermediate Term Bond Fund. When MainStay Cash Reserves Fund was

78	MainStay Retirement 2050 Fund

liquidated, the Fund shifted assets from this Underlying Fund to MainStay Principal Preservation Fund. During the reporting period, all of the Underlying Fixed Income Funds in which the Fund invested provided positive total returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	79

Portfolio of Investments April 30, 2012 (Unaudited)

	Shares	Value
Affiliated Investment Companies 83.6%†
Equity Funds 75.3%
MainStay Common Stock Fund Class I	309,769	$3,890,705
MainStay Epoch International Small Cap Fund Class I	116,255	2,090,263
MainStay Epoch U.S. All Cap Fund Class I	205,408	5,129,028
MainStay ICAP Equity Fund Class I	79,335	3,101,205
MainStay ICAP International Fund Class I	158,361	4,480,045
MainStay ICAP Select Equity Fund Class I	41,131	1,530,494
MainStay International Equity Fund Class I	130,754	1,519,366
MainStay Large Cap Growth Fund Class I	462,402	3,791,695
MainStay MAP Fund Class I	233,798	7,967,841
MainStay S&P 500 Index Fund Class I	158,489	5,136,640

Total Equity Funds (Cost $36,563,250)		38,637,282

Fixed Income Funds 8.3%
MainStay Convertible Fund Class I	15,457	233,252
MainStay Floating Rate Fund Class I	174,208	1,649,754
MainStay Intermediate Term Bond Fund Class I	173,760	1,881,816
MainStay Principal Preservation Fund Class I	465,135	465,135

Total Fixed Income Funds (Cost $4,211,037)		4,229,957

Total Affiliated Investment Companies (Cost $40,774,287)		42,867,239

Unaffiliated Investment Companies 16.0%
Equity Funds 15.1%
iShares Russell 2000 Index ETF	66,741	5,434,719
Vanguard Emerging Markets ETF	54,398	2,313,547

Total Equity Funds (Cost $7,546,381)		7,748,266

	Shares	Value
Fixed Income Fund 0.9%
Market Vectors Emerging Markets Local Currency Bond ETF	17,962	$474,556

Total Fixed Income Fund (Cost $475,429)		474,556

Total Unaffiliated Investment Companies (Cost $8,021,810)		8,222,822

Total Investments (Cost $48,796,097) (a)	99.6%	51,090,061
Other Assets, Less Liabilities	0.4	215,956
Net Assets	100.0%	$51,306,017

†	Percentages indicated are based on Fund net assets.

(a)	As of April 30, 2012, cost is $49,024,105 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$2,489,415
Gross unrealized depreciation	(423,459)

Net unrealized appreciation	$2,065,956

The following abbreviation is used in the above portfolio:

ETF—Exchange Traded Fund

80	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2012, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$38,637,282	$—	$—	$38,637,282
Fixed Income Funds	4,229,957	—	—	4,229,957

Total Affiliated Investment Companies	42,867,239	—	—	42,867,239

Unaffiliated Investment Companies
Equity Funds	7,748,266	—	—	7,748,266
Fixed Income Funds	474,556	—	—	474,556

Total Unaffiliated Investment Companies	8,222,822	—	—	8,222,822

Total Investments	$51,090,061	$—	$—	$51,090,061

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2012, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2012, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	81

Statement of Assets and Liabilities as of April 30, 2012 (Unaudited)

Assets
Investment in affiliated investment companies, at value (identified cost $40,774,287)	$42,867,239
Investments in unaffiliated investment companies, at value (identified cost $8,021,810)	8,222,822
Receivables:
Fund shares sold	251,971
Manager (See Note 3)	13,824
Other assets	28,134

Total assets	51,383,990

Liabilities
Payables:
Fund shares redeemed	31,444
Transfer agent (See Note 3)	18,520
Professional fees	17,824
Shareholder communication	5,880
NYLIFE Distributors (See Note 3)	2,980
Custodian	1,252
Trustees	73

Total liabilities	77,973

Net assets	$51,306,017

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$5,881
Additional paid-in capital	49,163,581

49,169,462
Undistributed net investment income	48,496
Accumulated net realized gain (loss) on investments	(205,905)
Net unrealized appreciation (depreciation) on investments	2,293,964

Net assets	$51,306,017

Investor Class
Net assets applicable to outstanding shares	$1,454,334

Shares of beneficial interest outstanding	167,427

Net asset value per share outstanding	$8.69
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.20

Class A
Net assets applicable to outstanding shares	$2,460,151

Shares of beneficial interest outstanding	283,127

Net asset value per share outstanding	$8.69
Maximum sales charge (5.50% of offering price)	0.51

Maximum offering price per share outstanding	$9.20

Class I
Net assets applicable to outstanding shares	$40,013,292

Shares of beneficial interest outstanding	4,580,738

Net asset value and offering price per share outstanding	$8.74

Class R2
Net assets applicable to outstanding shares	$3,798,472

Shares of beneficial interest outstanding	436,659

Net asset value and offering price per share outstanding	$8.70

Class R3
Net assets applicable to outstanding shares	$3,579,768

Shares of beneficial interest outstanding	413,126

Net asset value and offering price per share outstanding	$8.67

82	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2012 (Unaudited)

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$379,239
Dividend distributions from unaffiliated investment companies	84,324

Total income	463,563

Expenses
Transfer agent (See Note 3)	59,691
Registration	33,196
Manager (See Note 3)	23,920
Distribution/Service—Investor Class (See Note 3)	1,526
Distribution/Service—Class A (See Note 3)	3,063
Distribution/Service—Class R2 (See Note 3)	4,159
Distribution/Service—Class R3 (See Note 3)	8,116
Professional fees	13,804
Custodian	4,302
Shareholder communication	4,143
Shareholder service (See Note 3)	3,287
Trustees	662
Miscellaneous	3,713

Total expenses before waiver/reimbursement	163,582
Expense waiver/reimbursement from Manager (See Note 3)	(112,922)
Expense reimbursement from Transfer agent (See Note 3)	(1)

Net expenses	50,659

Net investment income (loss)	412,904

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(212,799)
Unaffiliated investment company transactions	(271,962)
Realized capital gain distributions from affiliated investment companies	503,711
Realized capital gain distributions from unaffiliated investment companies	3,259

Net realized gain (loss) on investments from affiliated and unaffiliated investment companies	22,209

Net change in unrealized appreciation (depreciation) on investments	3,886,267

Net realized and unrealized gain (loss) on investments	3,908,476

Net increase (decrease) in net assets resulting from operations	$4,321,380

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	83

Statements of Changes in Net Assets

for the six months ended April 30, 2012 (Unaudited) and the year ended October 31, 2011

	2012	2011
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$412,904	$389,721
Net realized gain (loss) on investments from affiliated and unaffiliated investment companies transactions	22,209	3,451,884
Net change in unrealized appreciation (depreciation) on investments	3,886,267	(3,954,008)

Net increase (decrease) in net assets resulting from operations	4,321,380	(112,403)

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(9,218)	(7,257)
Class A	(21,834)	(26,807)
Class I	(435,399)	(247,508)
Class R2	(24,473)	(18,222)
Class R3	(18,155)	(23,326)

	(509,079)	(323,120)

From net realized gain on investments:
Investor Class	(75,616)	(4,929)
Class A	(165,006)	(17,022)
Class I	(2,596,742)	(131,391)
Class R2	(211,293)	(12,949)
Class R3	(208,448)	(19,929)

	(3,257,105)	(186,220)

Total dividends and distributions to shareholders	(3,766,184)	(509,340)

Capital share transactions:
Net proceeds from sale of shares	8,152,831	39,227,894
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,766,086	509,276
Cost of shares redeemed	(8,407,280)	(17,131,693)

Increase (decrease) in net assets derived from capital share transactions	3,511,637	22,605,477

Net increase (decrease) in net assets	4,066,833	21,983,734

Net Assets
Beginning of period	47,239,184	25,255,450

End of period	$51,306,017	$47,239,184

Undistributed net investment income at end of period	$48,496	$144,671

84	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,			February 28, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$8.58		$8.55	$7.50	$6.57	$9.46

Net investment income (loss) (a)	0.06		0.08	0.04	0.09	0.05
Net realized and unrealized gain (loss) on investments	0.70		0.10 (b)	1.08	0.99	(2.94)

Total from investment operations	0.76		0.18	1.12	1.08	(2.89)

Less dividends and distributions:
From net investment income	(0.07)		(0.09)	(0.07)	(0.11)	—
From net realized gain on investments	(0.58)		(0.06)	—	(0.04)	—

Total dividends and distributions	(0.65)		(0.15)	(0.07)	(0.15)	—

Net asset value at end of period	$8.69		$8.58	$8.55	$7.50	$6.57

Total investment return (c)	9.68	%(d)	2.10%	15.08%	16.92%	(30.55	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32	%††	0.87%	0.55%	1.30%	0.81	% ††
Net expenses (e)	0.47	%††	0.47%	0.47%	0.47%	0.46	% ††
Expenses (before waiver/reimbursement) (e)	1.30	%††	1.51%	2.17%	2.31%	2.86	% ††
Portfolio turnover rate	59%		139%	70%	67%	138%
Net assets at end of period (in 000’s)	$1,454		$1,010	$650	$299	$80

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	85

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.59		$8.55	$7.49	$6.58	$10.62	$10.00

Net investment income (loss) (a)	0.06		0.10	0.06	0.11	0.09	0.01
Net realized and unrealized gain (loss) on investments	0.70		0.10 (b)	1.08	0.97	(4.05)	0.61

Total from investment operations	0.76		0.20	1.14	1.08	(3.96)	0.62

Less dividends and distributions:
From net investment income	(0.08)		(0.10)	(0.08)	(0.13)	(0.07)	—
From net realized gain on investments	(0.58)		(0.06)	—	(0.04)	(0.01)	—

Total dividends and distributions	(0.66)		(0.16)	(0.08)	(0.17)	(0.08)	—

Net asset value at end of period	$8.69		$8.59	$8.55	$7.49	$6.58	$10.62

Total investment return (c)	9.63	%(d)	2.28%	15.30%	16.84%	(37.60%)	6.30	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.53	%††	1.11%	0.72%	1.62%	0.97%	0.29	%††
Net expenses (e)	0.37	%††	0.37%	0.37%	0.37%	0.38%	0.38	%††
Expenses (before waiver/reimbursement) (e)	0.84	%††	0.91%	1.29%	1.58%	3.52%	39.60	%††
Portfolio turnover rate	59%		139%	70%	67%	138%	24%
Net assets at end of period (in 000’s)	$2,460		$2,423	$2,224	$1,571	$721	$270

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

86	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,				June 29, 2007** through October 31,
	2012*		2011	2010	2009	2008	2007
Net asset value at beginning of period	$8.64		$8.60	$7.53	$6.59	$10.63	$10.00

Net investment income (loss) (a)	0.08		0.08	0.08	0.13	0.09	0.02
Net realized and unrealized gain (loss) on investments	0.70		0.14 (b)	1.08	0.98	(4.03)	0.61

Total from investment operations	0.78		0.22	1.16	1.11	(3.94)	0.63

Less dividends and distributions:
From net investment income	(0.10)		(0.12)	(0.09)	(0.13)	(0.09)	—
From net realized gain on investments	(0.58)		(0.06)	—	(0.04)	(0.01)	—

Total dividends and distributions	(0.68)		(0.18)	(0.09)	(0.17)	(0.10)	—

Net asset value at end of period	$8.74		$8.64	$8.60	$7.53	$6.59	$10.63

Total investment return (c)	9.84	%(d)	2.49%	15.56%	17.31%	(37.49%)	6.40	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.83	%††	0.94%	1.01%	1.99%	1.08%	0.55	%††
Net expenses (e)	0.12	%††	0.12%	0.12%	0.12%	0.13%	0.13	%††
Expenses (before waiver/reimbursement) (e)	0.59	%††	0.66%	1.04%	1.34%	3.18%	39.11	%††
Portfolio turnover rate	59%		139%	70%	67%	138%	24%
Net assets at end of period (in 000’s)	$40,013		$37,721	$17,917	$14,283	$7,191	$273

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	87

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,		January 8, 2009** through October 31,
	2012*		2011	2010	2009
Net asset value at beginning of period	$8.59		$8.55	$7.49	$6.22

Net investment income (loss) (a)	0.06		0.07	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.70		0.12 (b)	1.09	1.23

Total from investment operations	0.76		0.19	1.13	1.27

Less dividends and distributions:
From net investment income	(0.07)		(0.09)	(0.07)	—
From net realized gain on investments	(0.58)		(0.06)	—	—

Total dividends and distributions	(0.65)		(0.15)	(0.07)	—

Net asset value at end of period	$8.70		$8.59	$8.55	$7.49

Total investment return (c)	9.61	%(d)	2.16%	15.10%	20.42	%(d)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.38	%††	0.84%	0.47%	0.66	%††
Net expenses (f)	0.47	%††	0.47%	0.47%	0.47	%††
Expenses (before waiver/reimbursement) (f)	0.94	%††	1.01%	1.39%	1.64	%††
Portfolio turnover rate	59%		139%	70%	67%
Net assets at end of period (in 000’s)	$3,798		$3,065	$1,735	$419

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(f)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

88	MainStay Retirement 2050 Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,			May 1, 2008** through October 31,
	2012*		2011	2010	2009	2008
Net asset value at beginning of period	$8.55		$8.52	$7.48	$6.56	$9.61

Net investment income (loss) (a)	0.05		0.06	0.03	0.10	0.01
Net realized and unrealized gain (loss) on investments	0.70		0.10 (b)	1.07	0.96	(3.06)

Total from investment operations	0.75		0.16	1.10	1.06	(3.05)

Less dividends and distributions:
From net investment income	(0.05)		(0.07)	(0.06)	(0.10)	—
From net realized gain on investments	(0.58)		(0.06)	—	(0.04)	—

Total dividends and distributions	(0.63)		(0.13)	(0.06)	(0.14)	—

Net asset value at end of period	$8.67		$8.55	$8.52	$7.48	$6.56

Total investment return (c)	9.43	%(d)	2.00%	14.78%	16.66%	(31.74	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13	%††	0.68%	0.39%	1.49%	0.28	% ††
Net expenses (e)	0.72	%††	0.72%	0.72%	0.72%	0.73	% ††
Expenses (before waiver/reimbursement) (e)	1.19	%††	1.26%	1.64%	1.94%	2.99	% ††
Portfolio turnover rate	59%		139%	70%	67%	138%
Net assets at end of period (in 000’s)	$3,580		$3,020	$2,729	$2,149	$1,473

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(d)	Total investment return is not annualized.
(e)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	89

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twenty-eight funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (collectively referred to as the “Retirement Funds” and each individually referred to as a “Retirement Fund”). Each is a diversified fund. Each Retirement Fund is the successor of a series of Eclipse Funds Inc. with the same name (each a “Predecessor Fund”). The reorganizations of the Predecessor Funds with and into the respective Retirement Funds occurred on February 26, 2010. All information and references to periods prior to February 26, 2010 relate to the respective Predecessor Fund.

The Retirement Funds each currently offer six classes of shares. Class A and Class I shares commenced operations on June 29, 2007. Class R1 shares were first offered to the public on June 29, 2007, but have not commenced operations as of the date of this report. Class R2 and Class R3 shares were first offered to the public on June 29, 2007, but did not commence operations until January 8, 2009 and May 1, 2008, respectively. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending on eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class R3 shares are subject to higher distribution and/or service fee rates than the Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The investment objective for each of the Retirement Funds is as follows:

Each Retirement Fund seeks to maximize total return over time consistent with its current investment allocation. Total return is defined as a combination of long-term growth of capital and current income. The years in the Funds’ names refer to the approximate year an investor in the Fund would plan to retire and likely would stop making new investments in the Retirement Fund.

The MainStay Retirement 2010 Fund is designed for an investor who has retired or is seeking to retire between 2010 and 2015, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2020 Fund is designed for an investor who is seeking to retire between the years 2016 and 2025, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2030 Fund is designed for an investor who is seeking to retire between the years 2026 and 2035, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2040 Fund is designed for an investor who is seeking to retire between the years 2036 and 2045, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The MainStay Retirement 2050 Fund is designed for an investor who is seeking to retire between the years 2046 and 2055, and who plans to withdraw the value of the investor’s account in the Fund gradually after retirement.

The Retirement Funds are “funds of funds,” meaning that they seek to achieve their investment objectives by investing primarily in mutual funds managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) (“Affiliated Underlying Funds”), mutual funds managed by an advisor not affiliated with New York Life Investments or exchange traded funds (“ETFs”) (“Unaffiliated Underlying Funds”) if a New York Life Investments managed mutual fund in a particular asset class is not available (Affiliated Underlying Funds collectively with Unaffiliated Funds, the “Underlying Funds”).

Note 2–Significant Accounting Policies

The Retirement Funds prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Retirement Funds are open for business (“valuation date”).

“Fair value” is defined as the price that a Retirement Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Retirement Funds. Unobservable inputs reflect each Retirement Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information

90	MainStay Retirement Funds

available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including each Retirement Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Retirement Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Retirement Funds may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Retirement Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Retirement Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Retirement Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2012, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of April 30, 2012, for each Retirement Fund’s investments is included at the end of each Retirement Fund’s Portfolio of Investments.

Investments in Underlying Funds are valued at their NAV at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy. Securities held by the Underlying Funds are valued using policies consistent with those used by the Underlying Funds, as described in the paragraphs below. The Retirement Funds’ other investments and securities held by the Affiliated Underlying Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds, as described below.

Equity securities and ETFs are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the affiliated Underlying Fund’s manager in consultation with the affiliated Underlying Fund’s subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the affiliated Underlying Fund’s manager, in consultation with the affiliated Underlying Fund’s subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities include corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service. The affiliated Underlying Funds have engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Retirement Funds’ Board of Trustees (“Board”) to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Retirement Funds’ Manager (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2012, the Retirement Funds did not hold any securities that were fair valued in such a manner.

(B)  Income Taxes.  Each Retirement Fund is treated as a separate entity for federal income tax purposes.

mainstayinvestments.com	91

Notes to Financial Statements (Unaudited) (continued)

The Retirement Funds’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Retirement Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Retirement Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Retirement Funds’ financial statements. The Retirement Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Retirement Funds intend to declare and pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Retirement Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Retirement Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Retirement Funds from the Underlying Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Retirement Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Retirement Fund, including those of related parties to the Retirement Funds, are shown in the Statement of Operations.

In addition, the Retirement Funds bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense and fee levels and the

Retirement Funds may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Retirement Fund may vary. These indirect expenses of the Underlying Funds are not included in the amounts shown on each Fund’s Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Retirement Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Retirement Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Retirement Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Retirement Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investment Managements, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Retirement Funds’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Retirement Funds. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Retirement Funds. Except for the portion of salaries and expenses that are the responsibility of the Retirement Funds, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Retirement Funds which is the responsibility all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Retirement Funds and certain operational expenses of the Retirement Funds.

Each Retirement Fund is contractually obligated to pay the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.10% of the average daily net assets of the respective Retirement Fund. The Manager has contractually agreed to waive this fee so that the effective management fee is 0.00%. These agreements will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

The Manager has contractually agreed to waive fees and/or reimburse the expenses so that Total Annual Fund Operating Expenses of each Retirement Fund does not exceed the following percentages of average daily net assets: Investor Class, 0.475%; Class A, 0.375%; Class I, 0.125%; Class R1, 0.225%; Class R2, 0.475% and Class R3, 0.725%.

92	MainStay Retirement Funds

These agreements will remain in effect until February 28, 2013, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes expense reimbursement from transfer agent, taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2012, New York Life Investments earned fees from the Retirement Funds as follows:

Total
MainStay Retirement 2010 Fund	$33,377
MainStay Retirement 2020 Fund	52,552
MainStay Retirement 2030 Fund	71,117
MainStay Retirement 2040 Fund	42,405
MainStay Retirement 2050 Fund	23,920

For the six-month period ended April 30, 2012, New York Life Investments waived its fees and/or reimbursed expenses of the Retirement Funds as follows:

Total
MainStay Retirement 2010 Fund	$109,845
MainStay Retirement 2020 Fund	123,820
MainStay Retirement 2030 Fund	171,049
MainStay Retirement 2040 Fund	158,355
MainStay Retirement 2050 Fund	112,922

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Retirement Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Retirement Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the Retirement Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Retirement Funds’ administrative operations. For providing these services to the Retirement Funds, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Retirement Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Retirement Funds have adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% (0.25% for distribution and 0.25% for service activities as designated by the Distributor) of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Retirement Funds’ shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by each Retirement Fund for the six-month period ended April 30, 2012, were as follows:

MainStay Retirement 2010 Fund
Class R2	$7,672
Class R3	395

MainStay Retirement 2020 Fund
Class R2	$11,170
Class R3	1,029

MainStay Retirement 2030 Fund
Class R2	$8,157
Class R3	3,137

MainStay Retirement 2040 Fund
Class R2	$5,027
Class R3	2,628

MainStay Retirement 2050 Fund
Class R2	$1,664
Class R3	1,623

(C)  Sales Charges.  The Retirement Funds were advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares for the six-month period ended April 30, 2012 were as follows:

MainStay Retirement 2010 Fund
Investor Class	$1,299
Class A	2,920

MainStay Retirement 2020 Fund
Investor Class	$4,438
Class A	921

MainStay Retirement 2030 Fund
Investor Class	$7,612
Class A	1,344

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Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2040 Fund
Investor Class	$5,476
Class A	1,492

MainStay Retirement 2050 Fund
Investor Class	$3,383
Class A	430

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Retirement Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent offset arrangements represent reimbursements of a portion of the transfer agency fees from Unaffiliated Underlying Funds. Transfer agent expenses incurred by the Retirement Funds for the six-month period ended April 30, 2012, were as follows:

MainStay Retirement 2010 Fund
Investor Class	$2,243
Class A	5,332
Class I	35,462
Class R2	12,534
Class R3	646

MainStay Retirement 2020 Fund
Investor Class	$5,087
Class A	8,462
Class I	41,678
Class R2	14,460
Class R3	1,332

MainStay Retirement 2030 Fund
Investor Class	$7,138
Class A	10,107
Class I	81,862
Class R2	12,881
Class R3	4,953

MainStay Retirement 2040 Fund
Investor Class	$6,595
Class A	8,303
Class I	72,023
Class R2	12,092
Class R3	6,323

MainStay Retirement 2050 Fund
Investor Class	$4,281
Class A	2,914
Class I	44,685
Class R2	3,953
Class R3	3,858

For the six-month period ended April 30, 2012, the Retirement Funds were reimbursed transfer agent fees as follows:

Total
MainStay Retirement 2010 Fund	$3
MainStay Retirement 2020 Fund	6
MainStay Retirement 2030 Fund	8
MainStay Retirement 2040 Fund	3
MainStay Retirement 2050 Fund	1

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Retirement Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2012, the Retirement Funds held the following percentages of outstanding shares of affiliated investment companies:

MainStay Retirement 2010 Fund
MainStay Common Stock Fund Class I	0.04%
MainStay Convertible Fund Class I	0.29
MainStay Epoch International Small Cap Fund Class I	0.65
MainStay Epoch U.S. All Cap Fund Class I	1.11
MainStay Floating Rate Fund Class I	0.95
MainStay High Yield Corporate Bond Fund Class I	0.09
MainStay ICAP Equity Fund Class I	0.54
MainStay ICAP International Fund Class I	0.26
MainStay ICAP Select Equity Fund Class I	0.07
MainStay Indexed Bond Fund Class I	2.09
MainStay Intermediate Term Bond Fund Class I	2.28
MainStay International Equity Fund Class I	0.34
MainStay Large Cap Growth Fund Class I	0.04
MainStay MAP Fund Class I	0.45
MainStay Principal Preservation Fund Class I	1.02
MainStay U.S. Small Cap Fund Class I	1.60

94	MainStay Retirement Funds

MainStay Retirement 2020 Fund
MainStay Common Stock Fund Class I	2.82%
MainStay Convertible Fund Class I	0.45
MainStay Epoch International Small Cap Fund Class I	1.42
MainStay Epoch U.S. All Cap Fund Class I	1.94
MainStay Floating Rate Fund Class I	1.50
MainStay High Yield Corporate Bond Fund Class I	0.12
MainStay ICAP Equity Fund Class I	0.92
MainStay ICAP International Fund Class I	0.64
MainStay ICAP Select Equity Fund Class I	0.12
MainStay Indexed Bond Fund Class I	0.76
MainStay Intermediate Term Bond Fund Class I	3.30
MainStay International Equity Fund Class I	0.85
MainStay Large Cap Growth Fund Class I	0.07
MainStay MAP Fund Class I	0.89
MainStay Principal Preservation Fund Class I	1.60
MainStay S&P 500 Index Fund Class I	0.71

MainStay Retirement 2030 Fund
MainStay Common Stock Fund Class I	8.61%
MainStay Convertible Fund Class I	0.60
MainStay Epoch International Small Cap Fund Class I	2.39
MainStay Epoch U.S. All Cap Growth Fund Class I	2.86
MainStay Floating Rate Fund Class I	2.22
MainStay High Yield Corporate Bond Fund Class I	0.16
MainStay ICAP Equity Fund Class I	1.29
MainStay ICAP International Fund Class I	1.36
MainStay ICAP Select Equity Fund Class I	0.16
MainStay Intermediate Term Bond Fund Class I	1.96
MainStay International Equity Fund Class I	1.79
MainStay Large Cap Growth Fund Class I	0.11
MainStay MAP Fund Class I	1.55
MainStay Principal Preservation Fund	2.16
MainStay S&P 500 Index Fund Class I	1.10

MainStay Retirement 2040 Fund
MainStay Common Stock Fund Class I	6.95%
MainStay Convertible Fund Class I	0.24
MainStay Epoch International Small Cap Fund Class I	1.61
MainStay Epoch U.S. All Cap Fund Class I	1.67
MainStay Floating Rate Fund Class I	0.90
MainStay High Yield Corporate Bond Fund Class I	0.06
MainStay ICAP Equity Fund Class I	0.70
MainStay ICAP International Fund Class I	1.00
MainStay ICAP Select Equity Fund Class I	0.10
MainStay International Equity Fund Class I	1.31
MainStay Intermediate Term Bond Fund Class I	0.56
MainStay Large Cap Growth Fund Class I	0.06
MainStay MAP Fund Class I	1.06
MainStay Principal Preservation Fund Class I	0.87
MainStay S&P 500 Index Fund Class I	0.72

MainStay Retirement 2050 Fund
MainStay Common Stock Fund Class I	4.35%
MainStay Convertible Fund Class I	0.09
MainStay Epoch International Small Cap Fund Class I	0.98
MainStay Epoch U.S. All Cap Fund Class I	0.99
MainStay Floating Rate Fund Class I	0.36
MainStay ICAP Equity Fund Class I	0.33
MainStay ICAP International Fund Class I	0.63
MainStay ICAP Select Equity Fund Class I	0.05
MainStay Intermediate Term Bond Fund Class I	0.27
MainStay International Equity Fund Class I	0.84
MainStay Large Cap Growth Fund Class I	0.03
MainStay MAP Fund Class I	0.63
MainStay Principal Preservation Fund Class I	0.34
MainStay S&P 500 Fund Class I	0.42

‡	Less than one-hundredth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Retirement Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the year ended October 31, 2011 shown in the Statements of Changes in Net Assets, was as follows:

	2011
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total
MainStay Retirement 2010 Fund	$1,191,872	$647,838	$1,839,710
MainStay Retirement 2020 Fund	1,562,398	936,898	2,499,296
MainStay Retirement 2030 Fund	1,531,946	492,859	2,024,805
MainStay Retirement 2040 Fund	816,612	483,139	1,299,751
MainStay Retirement 2050 Fund	323,120	186,220	509,340

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Retirement Funds. Custodial fees are charged to the Retirement Funds based on the market value of securities in the Retirement Funds and the number of certain cash transactions incurred by the Retirement Funds.

Note 6–Line of Credit

The Retirement Funds and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Retirement Funds on the amended credit agreement during the six-month period ended April 30, 2012.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2012, purchases and sales of securities were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
MainStay Retirement 2010 Fund	$—	$—	$36,591	$35,758
MainStay Retirement 2020 Fund	—	—	58,050	58,394
MainStay Retirement 2030 Fund	—	—	85,153	88,117
MainStay Retirement 2040 Fund	—	—	46,958	46,655
MainStay Retirement 2050 Fund	—	—	29,121	28,558

Note 8–Capital Share Transactions

MainStay Retirement 2010 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	18,236	$177,522
Shares issued to shareholders in reinvestment of dividends and distributions	5,239	48,461
Shares redeemed	(4,193)	(40,913)

Net increase (decrease) in shares outstanding before conversion	19,282	185,070
Shares converted from Investor Class (See Note 1)	(44)	(434)

Net increase (decrease)	19,238	$184,636

Year ended October 31, 2011:
Shares sold	27,054	$271,863
Shares issued to shareholders in reinvestment of dividends and distributions	1,884	18,630
Shares redeemed	(15,476)	(155,604)

Net increase (decrease)	13,462	$134,889

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	129,879	$1,265,950
Shares issued to shareholders in reinvestment of dividends and distributions	55,930	515,676
Shares redeemed	(169,122)	(1,650,612)

Net increase (decrease) in shares outstanding before conversion	16,687	131,014
Shares converted into Class A (See Note 1)	44	434

Net increase (decrease)	16,731	$131,448

Year ended October 31, 2011:
Shares sold	172,746	$1,744,750
Shares issued to shareholders in reinvestment of dividends and distributions	26,839	264,628
Shares redeemed	(254,597)	(2,550,776)

Net increase (decrease)	(55,012)	$(541,398)

96	MainStay Retirement Funds

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	739,987	$7,286,399
Shares issued to shareholders in reinvestment of dividends and distributions	372,327	3,455,192
Shares redeemed	(955,516)	(9,236,659)

Net increase (decrease)	156,798	$1,504,932

Year ended October 31, 2011:
Shares sold	2,351,644	$23,609,054
Shares issued to shareholders in reinvestment of dividends and distributions	147,181	1,458,560
Shares redeemed	(1,596,428)	(16,030,600)

Net increase (decrease)	902,397	$9,037,014

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	206,063	$2,030,761
Shares issued to shareholders in reinvestment of dividends and distributions	124,841	1,153,532
Shares redeemed	(118,289)	(1,153,034)

Net increase (decrease)	212,615	$2,031,259

Year ended October 31, 2011:
Shares sold	1,520,362	$14,713,011
Shares issued to shareholders in reinvestment of dividends and distributions	6,898	68,157
Shares redeemed	(217,681)	(2,117,994)

Net increase (decrease)	1,309,579	$12,663,174

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	13,189	$128,727
Shares issued to shareholders in reinvestment of dividends and distributions	5,879	54,319
Shares redeemed	(3,610)	(35,844)

Net increase (decrease)	15,458	$147,202

Year ended October 31, 2011:
Shares sold	6,519	$65,735
Shares issued to shareholders in reinvestment of dividends and distributions	2,905	28,728
Shares redeemed	(22,146)	(222,516)

Net increase (decrease)	(12,722)	$(128,053)

MainStay Retirement 2020 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	75,472	$702,257
Shares issued to shareholders in reinvestment of dividends and distributions	25,393	222,440
Shares redeemed	(35,187)	(331,349)

Net increase (decrease) in shares outstanding before conversion	65,678	593,348
Shares converted into Investor Class (See Note 1)	2,028	19,474
Shares converted from Investor Class (See Note 1)	(14,446)	(137,457)

Net increase (decrease)	53,260	$475,365

Investor Class (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	141,352	$1,366,956
Shares issued to shareholders in reinvestment of dividends and distributions	7,679	72,955
Shares redeemed	(26,677)	(256,563)

Net increase (decrease) in shares outstanding before conversion	122,354	1,183,348
Shares converted into Investor Class (See Note 1)	4,212	37,569
Shares converted from Investor Class (See Note 1)	(16,375)	(156,569)

Net increase (decrease)	110,191	$1,064,348

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	211,444	$1,969,204
Shares issued to shareholders in reinvestment of dividends and distributions	119,474	1,044,206
Shares redeemed	(625,746)	(5,872,786)

Net increase (decrease) in shares outstanding before conversion	(294,828)	(2,859,376)
Shares converted into Class A (See Note 1)	14,473	137,457
Shares converted from Class A (See Note 1)	(2,033)	(19,474)

Net increase (decrease)	(282,388)	$(2,741,393)

Year ended October 31, 2011:
Shares sold	276,675	$2,684,969
Shares issued to shareholders in reinvestment of dividends and distributions	51,748	490,568
Shares redeemed	(268,219)	(2,559,360)

Net increase (decrease) in shares outstanding before conversion	60,204	616,177
Shares converted into Class A (See Note 1)	16,402	156,569
Shares converted from Class A (See Note 1)	(4,216)	(37,569)

Net increase (decrease)	72,390	$735,177

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,153,620	$10,829,259
Shares issued to shareholders in reinvestment of dividends and distributions	554,880	4,871,850
Shares redeemed	(1,237,808)	(11,293,542)

Net increase (decrease)	470,692	$4,407,567

Year ended October 31, 2011:
Shares sold	3,161,575	$30,262,267
Shares issued to shareholders in reinvestment of dividends and distributions	189,958	1,806,497
Shares redeemed	(1,569,857)	(15,097,874)

Net increase (decrease)	1,781,676	$16,970,890

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	247,157	$2,320,756
Shares issued to shareholders in reinvestment of dividends and distributions	181,040	1,584,099
Shares redeemed	(101,940)	(953,097)

Net increase (decrease)	326,257	$2,951,758

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Notes to Financial Statements (Unaudited) (continued)

Class R2 (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	2,307,363	$21,048,617
Shares issued to shareholders in reinvestment of dividends and distributions	6,375	60,502
Shares redeemed	(236,224)	(2,135,588)

Net increase (decrease)	2,077,514	$18,973,531

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	13,457	$125,849
Shares issued to shareholders in reinvestment of dividends and distributions	17,420	152,078
Shares redeemed	(27,944)	(255,619)

Net increase (decrease)	2,933	$22,308

Year ended October 31, 2011:
Shares sold	24,705	$236,409
Shares issued to shareholders in reinvestment of dividends and distributions	6,860	65,105
Shares redeemed	(14,971)	(145,302)

Net increase (decrease)	16,594	$156,212

MainStay Retirement 2030 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	127,521	$1,129,393
Shares issued to shareholders in reinvestment of dividends and distributions	29,425	241,579
Shares redeemed	(39,474)	(353,614)

Net increase (decrease) in shares outstanding before conversion	117,472	1,017,358
Shares converted into Investor Class (See Note 1)	2,130	19,508
Shares converted from Investor Class (See Note 1)	(10,141)	(91,848)

Net increase (decrease)	109,461	$945,018

Year ended October 31, 2011:
Shares sold	171,838	$1,584,084
Shares issued to shareholders in reinvestment of dividends and distributions	4,349	39,973
Shares redeemed	(62,529)	(566,603)

Net increase (decrease) in shares outstanding before conversion	113,658	1,057,454
Shares converted into Investor Class (See Note 1)	3,713	32,019
Shares converted from Investor Class (See Note 1)	(9,449)	(86,557)

Net increase (decrease)	107,922	$1,002,916

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	142,227	$1,257,916
Shares issued to shareholders in reinvestment of dividends and distributions	141,081	1,155,457
Shares redeemed	(567,544)	(5,062,331)

Net increase (decrease) in shares outstanding before conversion	(284,236)	(2,648,958)
Shares converted into Class A (See Note 1)	10,163	91,848
Shares converted from Class A (See Note 1)	(2,134)	(19,508)

Net increase (decrease)	(276,207)	$(2,576,618)

Year ended October 31, 2011:
Shares sold	340,621	$3,126,191
Shares issued to shareholders in reinvestment of dividends and distributions	30,274	277,315
Shares redeemed	(289,800)	(2,628,352)

Net increase (decrease) in shares outstanding before conversion	81,095	775,154
Shares converted into Class A (See Note 1)	9,469	86,557
Shares converted from Class A (See Note 1)	(3,722)	(32,019)

Net increase (decrease)	86,842	$829,692

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,647,052	$14,658,824
Shares issued to shareholders in reinvestment of dividends and distributions	1,083,338	8,937,540
Shares redeemed	(2,119,984)	(18,228,409)

Net increase (decrease)	610,406	$5,367,955

Year ended October 31, 2011:
Shares sold	6,941,387	$64,715,093
Shares issued to shareholders in reinvestment of dividends and distributions	166,847	1,538,330
Shares redeemed	(2,719,008)	(25,559,900)

Net increase (decrease)	4,389,226	$40,693,523

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	215,084	$1,899,042
Shares issued to shareholders in reinvestment of dividends and distributions	159,427	1,305,703
Shares redeemed	(112,964)	(1,002,551)

Net increase (decrease)	261,547	$2,202,194

Year ended October 31, 2011:
Shares sold	1,606,235	$13,889,257
Shares issued to shareholders in reinvestment of dividends and distributions	6,388	58,514
Shares redeemed	(212,741)	(1,859,259)

Net increase (decrease)	1,399,882	$12,088,512

98	MainStay Retirement Funds

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	34,244	$302,491
Shares issued to shareholders in reinvestment of dividends and distributions	60,982	500,662
Shares redeemed	(41,008)	(360,462)

Net increase (decrease)	54,218	$442,691

Year ended October 31, 2011:
Shares sold	48,998	$451,326
Shares issued to shareholders in reinvestment of dividends and distributions	11,857	108,961
Shares redeemed	(44,884)	(419,681)

Net increase (decrease)	15,971	$140,606

MainStay Retirement 2040 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	86,344	$747,282
Shares issued to shareholders in reinvestment of dividends and distributions	24,022	192,885
Shares redeemed	(23,779)	(206,278)

Net increase (decrease) in shares outstanding before conversion	86,587	733,889
Shares converted into Investor Class (See Note 1)	2,232	20,180

Net increase (decrease)	88,819	$754,069

Year ended October 31, 2011:
Shares sold	138,385	$1,250,395
Shares issued to shareholders in reinvestment of dividends and distributions	3,929	35,404
Shares redeemed	(28,002)	(253,824)

Net increase (decrease) in shares outstanding before conversion	114,312	1,031,975
Shares converted into Investor Class (See Note 1)	173	1,623
Shares converted from Investor Class (See Note 1)	(4,012)	(37,313)

Net increase (decrease)	110,473	$996,285

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	106,592	$921,678
Shares issued to shareholders in reinvestment of dividends and distributions	72,612	580,899
Shares redeemed	(302,746)	(2,648,786)

Net increase (decrease) in shares outstanding before conversion	(123,542)	(1,146,209)
Shares converted from Class A (See Note 1)	(2,240)	(20,180)

Net increase (decrease)	(125,782)	$(1,166,389)

Class A (continued)	Shares	Amount
Year ended October 31, 2011:
Shares sold	199,090	$1,793,032
Shares issued to shareholders in reinvestment of dividends and distributions	18,734	168,043
Shares redeemed	(183,602)	(1,635,474)

Net increase (decrease) in shares outstanding before conversion	34,222	325,601
Shares converted into Class A (See Note 1)	4,029	37,313
Shares converted from Class A (See Note 1)	(173)	(1,623)

Net increase (decrease)	38,078	$361,291

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	1,054,333	$9,209,536
Shares issued to shareholders in reinvestment of dividends and distributions	598,515	4,824,024
Shares redeemed	(1,200,959)	(10,052,301)

Net increase (decrease)	451,889	$3,981,259

Year ended October 31, 2011:
Shares sold	4,563,834	$41,695,068
Shares issued to shareholders in reinvestment of dividends and distributions	101,169	913,557
Shares redeemed	(1,712,364)	(15,735,517)

Net increase (decrease)	2,952,639	$26,873,108

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	172,193	$1,497,029
Shares issued to shareholders in reinvestment of dividends and distributions	91,560	734,313
Shares redeemed	(82,107)	(707,541)

Net increase (decrease)	181,646	$1,523,801

Year ended October 31, 2011:
Shares sold	824,731	$6,975,427
Shares issued to shareholders in reinvestment of dividends and distributions	9,022	81,106
Shares redeemed	(130,231)	(1,147,849)

Net increase (decrease)	703,522	$5,908,684

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	31,532	$271,934
Shares issued to shareholders in reinvestment of dividends and distributions	48,632	389,539
Shares redeemed	(29,246)	(250,578)

Net increase (decrease)	50,918	$410,895

Year ended October 31, 2011:
Shares sold	51,373	$463,137
Shares issued to shareholders in reinvestment of dividends and distributions	11,201	100,695
Shares redeemed	(12,913)	(116,393)

Net increase (decrease)	49,661	$447,439

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Notes to Financial Statements (Unaudited) (continued)

MainStay Retirement 2050 Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	53,468	$453,561
Shares issued to shareholders in reinvestment of dividends and distributions	10,807	84,833
Shares redeemed	(9,881)	(83,682)

Net increase (decrease) in shares outstanding before conversion	54,394	454,712
Shares converted from Investor Class (See Note 1)	(4,668)	(40,988)

Net increase (decrease)	49,726	$413,724

Year ended October 31, 2011:
Shares sold	61,500	$544,969
Shares issued to shareholders in reinvestment of dividends and distributions	1,378	12,186
Shares redeemed	(18,211)	(161,226)

Net increase (decrease) in shares outstanding before conversion	44,667	395,929
Shares converted from Investor Class (See Note 1)	(2,978)	(26,741)

Net increase (decrease)	41,689	$369,188

Class A	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	43,526	$367,778
Shares issued to shareholders in reinvestment of dividends and distributions	23,789	186,743
Shares redeemed	(70,906)	(610,886)

Net increase (decrease) in shares outstanding before conversion	(3,591)	(56,365)
Shares converted into Class A (See Note 1)	4,668	40,988

Net increase (decrease)	1,077	$(15,377)

Year ended October 31, 2011:
Shares sold	95,936	$845,398
Shares issued to shareholders in reinvestment of dividends and distributions	4,951	43,765
Shares redeemed	(81,914)	(727,984)

Net increase (decrease) in shares outstanding before conversion	18,973	161,179
Shares converted into Class A (See Note 1)	2,978	26,741

Net increase (decrease)	21,951	$187,920

Class I	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	736,257	$6,287,155
Shares issued to shareholders in reinvestment of dividends and distributions	384,302	3,032,141
Shares redeemed	(904,883)	(7,357,524)

Net increase (decrease)	215,676	$1,961,772

Year ended October 31, 2011:
Shares sold	3,983,430	$35,840,871
Shares issued to shareholders in reinvestment of dividends and distributions	42,717	378,899
Shares redeemed	(1,744,436)	(15,753,731)

Net increase (decrease)	2,281,711	$20,466,039

Class R2	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	85,668	$729,435
Shares issued to shareholders in reinvestment of dividends and distributions	29,958	235,766
Shares redeemed	(35,667)	(305,624)

Net increase (decrease)	79,959	$659,577

Year ended October 31, 2011:
Shares sold	191,100	$1,617,398
Shares issued to shareholders in reinvestment of dividends and distributions	3,522	31,171
Shares redeemed	(40,797)	(359,862)

Net increase (decrease)	153,825	$1,288,707

Class R3	Shares	Amount
Six-month period ended April 30, 2012:
Shares sold	37,130	$314,902
Shares issued to shareholders in reinvestment of dividends and distributions	28,903	226,603
Shares redeemed	(5,924)	(49,564)

Net increase (decrease)	60,109	$491,941

Year ended October 31, 2011:
Shares sold	43,016	$379,258
Shares issued to shareholders in reinvestment of dividends and distributions	4,899	43,255
Shares redeemed	(15,057)	(128,890)

Net increase (decrease)	32,858	$293,623

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Retirement Funds as of and for the six-month period ended April 30, 2012, events and transactions subsequent to April 30, 2012 through the date the financial statements were issued have been evaluated by the Retirement Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

100	MainStay Retirement Funds

Board Consideration and Approval of Management Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 13-14, 2011 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreements with respect to the MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (“Retirement Funds”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2011 and December 2011, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Retirement Funds prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Retirement Funds’ investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Retirement Funds, and the rationale for any differences in the Retirement Funds’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Retirement Funds to New York Life Investments and its affiliates, and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Retirement Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, extent, and quality of the services provided to the Retirement Funds by New York Life Investments; (ii) the investment performance of the Retirement Funds and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Retirement Funds; (iv) the extent to which economies of scale may be realized as the Retirement Funds grow, and the extent to which economies of scale may benefit Retirement Fund investors; and (v) the reasonableness of the Retirement

Funds’ management fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Retirement Funds, and that the Retirement Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Retirement Funds. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience in serving as manager of the Retirement Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Retirement Funds, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Retirement Funds under the terms of the Agreements, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Retirement Funds’ compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Retirement Funds, and noted that New York Life Investments is responsible for compensating the Retirement Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Retirement Funds’ prospectus.

The Board also examined the nature, extent and quality of the advisory services that New York Life Investments provides to the Retirement Funds. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Retirement Funds and managing other portfolios. It examined New York Life Investments’ track record

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Board Consideration and Approval of Management Agreements (Unaudited) (continued)

and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments’, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Retirement Funds. In this regard, the Board considered the experience of the Retirement Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Retirement Funds’ investment performance, the Board considered investment performance results in light of the Retirement Funds’ investment objectives, strategies and risks, as disclosed in the Retirement Funds’ prospectus. The Board particularly considered detailed investment reports on the Retirement Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Retirement Funds’ gross and net returns, the Retirement Funds’ investment performance relative to relevant investment categories and Retirement Fund benchmarks, the Retirement Funds’ risk-adjusted investment performance, and the Retirement Funds’ investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Retirement Funds as compared to peer funds.

In considering the Retirement Funds’ investment performance, the Board focused principally on the Retirement Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Retirement Funds’ investment performance, as well as discussions between the Retirement Funds’ portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Retirement Fund investment performance, and the results of those actions.

Because the Retirement Funds invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Retirement Funds invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Retirement Funds, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Retirement Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Retirement Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds.

The Board noted that the shareholders of the Retirement Funds indirectly pay the fees and expenses of the underlying funds in which the Retirement Funds invest. The Board considered that the Retirement Funds’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Retirement Funds. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Retirement Funds, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Retirement Funds. The Board also noted that the Retirement Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Retirement Funds, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Retirement Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Retirement Funds, New York Life Investments’ affiliates also earn revenues from serving the Retirement Funds in various other capacities, including as the Retirement Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Retirement Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Retirement Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Retirement Funds on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the

102	MainStay Retirement Funds

Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Retirement Funds supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Retirement Funds Grow

The Board also considered whether the Retirement Funds’ expense structures permitted economies of scale to be shared with Retirement Fund investors. The Board reviewed information from New York Life Investments showing how the Retirement Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Retirement Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Retirement Funds in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. The Board also noted that it separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Retirement Funds invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Retirement Funds’ expense structures appropriately reflect economies of scale for the benefit of Retirement Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Retirement Funds’ expense structures as the Retirement Funds grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Retirement Funds’ expected total ordinary operating expenses.

In assessing the reasonableness of the Retirement Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board also considered the reasonableness of fees and expenses the Retirement Funds indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Retirement Funds. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expense limitation arrangements on the Retirement Funds’ net management fees and expenses.

The Board noted that, outside of the Retirement Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Retirement Funds based on the number of shareholder accounts (a “per-account” fee)

as compared with certain other fees (e.g., management fees), which are charged based on the Retirement Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Retirement Funds’ transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Retirement Funds’ transfer agent, charges the Retirement Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Retirement Funds.

The Board acknowledged that, because the Retirement Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Retirement Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts.

After considering all of the factors outlined above, the Board concluded that the Retirement Funds’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

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Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Retirement Funds’ securities is available without charge, upon request, (i) by visiting the Retirement Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Retirement Funds are required to file with the SEC their proxy voting records for each Retirement Fund for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

Each Retirement Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Retirement Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firm.

Equity Funds

MainStay 130/30 Core Fund

MainStay Common Stock Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Fund

MainStay Growth Equity Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Small Cap Fund

Income Funds

MainStay Flexible Bond Opportunities Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Municipal Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Money Market Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Principal Preservation Fund3

MainStay Short Term Bond Fund

MainStay Tax Free Bond Fund

Blended Funds

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

International Funds

MainStay 130/30 International Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay Global High Income Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

Asset Allocation Funds

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

Retirement Funds

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Madison Square Investors LLC4

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

KPMG LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. The Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

3. Effective May 15, 2012, the Fund was closed to all new investors.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-26566 MS119-12	MSRF10-06/12 NL0C1

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 5, 2012

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 5, 2012

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.